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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07651

Voya Variable Portfolios, Inc.

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21201

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: December 31

Date of reporting period: January 1, 2014 to December 31, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

December 31, 2014

Classes ADV, I, S and S2

Voya Variable Product Funds

■	Voya Balanced Portfolio

■	Voya Global Value Advantage Portfolio

■	Voya Growth and Income Portfolio

■	Voya Intermediate Bond Portfolio

■	Voya Money Market Portfolio

■	Voya Small Company Portfolio

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Portfolios. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

New Year, Hopeful View

Dear Shareholder,

As 2014 came to a close, U.S. economic growth accelerated, Japan and Europe were struggling and volatility re-emerged in markets around the world. Though periods of volatility may challenge investor resolve over the course of the year, we believe resilience will prevail thanks to continued improvements in global consumer and business spending and ample global liquidity.

Resilience has been a defining characteristic of markets for some time now, as we have seen them shake off such potentially destabilizing events as Europe’s chronic economic malaise, China’s growth slowdown and Japan’s sharp and surprising return to recession. And that’s not to mention the various geopolitical hotspots — Ukraine, the Middle East and elsewhere — that have flared up from time to time. Along the way markets have been fortified by all-time high U.S. corporate earnings; renewed monetary stimulus from central banks in Japan, Europe and China; and plummeting oil prices that have provided a positive supply shock to consumers and businesses. This confluence of events has bolstered markets worldwide and has raised investor confidence that such trends can be sustained into 2015.

Despite our optimism, we — as always — advocate a well-balanced, globally diversified portfolio. We believe such an approach is the best way to potentially benefit from whatever opportunities may arise, while limiting the potential for over-exposure to as-yet-unidentified risks. Also as always, be sure to review your investment strategy and portfolio with your financial advisor to ensure they continue to reflect your goals and needs. Thoroughly discuss any potential portfolio changes with your advisor before taking action.

We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

Executive Vice President

Voya Family of Funds

January 28, 2015

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

Market Perspective: Year Ended December 31, 2014

Global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends ended 2013 at a record high. Investor sentiment had evidently reconciled itself to the tapering of the U.S. Federal Reserve Board’s (“Fed’s”) $85 billion of monthly Treasury and mortgage-backed securities purchases. The Fed’s December 18 announcement of a reduction in purchases to $75 billion per month with more to come was taken in stride. There was still plenty to worry about however and the Index endured an early slump and wide swings late in 2014 before ending up 9.81% for the year. (The Index returned 4.94% for the one year ended December 31, 2014, measured in U.S. dollars.)

It did not take long for worries about a flagging U.S. economy to resurface. A disappointingly weak employment report on January 10 showed only 74,000 jobs created in December, the lowest in nearly three years. A cold and snowy winter was thought to be depressing hiring and other key statistics like durable goods orders and home sales.

The Index reached its low point on February 3, down almost exactly 5% in 2014. Yet it took only 18 days to erase the loss despite new political turmoil that flared in Eastern Europe as Russia annexed Crimea after the president of Ukraine was deposed.

With the improvement in the season came a pick-up in U.S. economic data. Employment reports were looking better and the unemployment rate fell below 6%. The December bulletin marked the eighth consecutive month in which more than 200,000 jobs were created. National purchasing managers’ activity indices signaled healthy expansion. While the housing market was cooling, the annualized rate of existing home sales exceeded 5 million for five straight months. Consumer confidence touched seven-year high levels. Growth in gross domestic product (“GDP”) was -2.1% (annualized) in the first quarter but bounced back to 5.0% in the third.

Yet concerns remained about the sustainability of the recovery in the U.S. and worldwide. The improving U.S. employment situation was accompanied by labor force participation rates at or near the lowest since 1978. Wage growth was sluggish near 2% annually. The Fed’s monthly Treasury and mortgage-backed securities purchases ended in October.

Outside of the U.S., growth in China was decelerating, which also weighed on global commodity supplying countries. Japan re-entered recession in the third quarter after an April rise in consumption tax. But it was the euro zone that was the most problematic. Growth almost ground to a halt in the second and third quarters. Unemployment seemed stuck at 11.5%, while deflation was perilously close. Markets became increasingly skeptical that the European Central Bank (“ECB”) could attempt U.S., UK and Japan-style quantitative easing with Germany unequivocally opposed. Oil prices had been steadily falling since late June and would halve by year-end. Increased shale oil production notwithstanding, was this also a signal that global economic activity was weaker than anyone had imagined?

Securities prices mirrored investors’ mood swings in the last few months. The Index actually reached a new peak on September 19, but by October 16 fell 8.2%. From there the Index rebounded 12% to December 5, fell 5% to December 16 then rose 4% to end the year 1.3% below its all-time high.

In U.S. fixed income markets, the Barclays Long-Term U.S. Treasury sub-index returned a remarkable 25.07% in 2014; the Barclays Short-Term U.S. Treasury sub-index just 0.09% as the Treasury yield curve flattened. The Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) added 5.97%, while the Barclays U.S. Corporate Investment Grade Bond sub-index gained 7.46%. Both outperformed the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate), which gained only 2.46%, perhaps reflecting growing disillusionment with the risk/reward profile of high yield bonds after strong returns in recent years.

U.S. equities, represented by the S&P 500® Index including dividends, returned 13.69% in the fiscal year, about 1.5% below its all-time high. The utilities sector was the top performer, returning 28.98%; not surprisingly, the only loser was energy, which dropped 7.78% as oil prices sagged. Record operating earnings per share for S&P 500® companies in the second and third quarters were supported by low interest rates, slow wage growth and historically high share buy-back volumes. Operating margins breached 10% for the first time.

In currencies, the dollar advanced against most other currencies over the year. The dollar surged 13.60% against the euro, on the U.S.’s much better growth and interest rate increase prospects, and 13.74% against the yen, on the likelihood of further monetary easing in Japan and an announced partial re-allocation into non-yen securities for the giant Government Pension Investment Fund (“GPIF”). The dollar gained less, 6.29%, on the pound. The UK had a better growth story than the euro zone, which however is the destination for about 40% of the UK’s exports.

In international markets, the MSCI Japan® Index rose 9.48% in 2014, boosted in the case of Japan’s large exporters by the falling yen and in general by the GPIF’s announcement described above. The MSCI Europe ex UK® Index added 6.63%. The poor economic data referred to above and the lingering conflict in Ukraine dampened markets, which were spasmodically supported by the possibility of quantitative easing. The strong health care sector contributed about one third of the total. Despite superior economic results, the MSCI UK® Index was much weaker, edging up 0.50%. UK stock indices are not particularly representative of the UK economy: the largest 14 names account for half of the index and comprise mostly global banking, energy, pharmaceuticals and materials companies. As a group, they held back returns by about 1.80%.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Long-Term U.S. Treasury Index	The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.
Barclays Short-Term U.S. Treasury Index	A market capitalization-weighted index that is composed of fixed-rate, non-convertible U.S. Treasury securities that have a remaining maturity of between one and 12 months and have $250 million or more of outstanding face value.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
MSCI All Country World IndexSM	A free-float adjusted market capitalization index that is designed to measure equity performance in the global developed and emerging markets.
MSCI EAFE® Index	An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.
Russell 3000® Index	An unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Risk Growth Index	Seeks to provide increased exposure to equities, while also using some fixed-income exposure to dampen risk.

3

Voya Balanced Portfolio	Portfolio Managers’ Report

Investment Type Allocation as of December 31, 2014 (as a percentage of net assets)

Common Stock	57.4%
Exchange-Traded Funds	10.8%
Corporate Bonds/Notes	8.7%
U.S. Government Agency Obligations	4.9%
Collateralized Mortgage Obligations	3.3%
U.S. Treasury Obligations	3.1%
Foreign Government Bonds	2.7%
Asset-Backed Securities	2.1%
Mutual Funds	0.2%
Preferred Stock	0.1%
Purchased Options	0.0%
Assets in Excess of Other Liabilities*	6.7%
Net Assets	100.0%

* Includes short-term investments.

Portfolio holdings are subject to change daily.

Voya Balanced Portfolio (the “Portfolio”) seeks total return consisting of capital appreciation (both realized and unrealized) and current income; the secondary investment objective is long-term capital appreciation. The Portfolio is managed by Christopher F. Corapi, Christine Hurtsellers, CFA, Derek Sasveld, CFA, and Paul Zemsky, CFA, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.

Performance: For the year ended December 31, 2014, the Portfolio’s Class I shares provided a total return of 6.22% compared to the S&P Target Risk Growth Index, Barclays U.S. Aggregate Bond Index, MSCI EAFE® Index and Russell 3000® Index, which returned 6.56%, 5.97%, -4.90% and 12.56%, respectively, for the same period.

Portfolio Specifics: The Portfolio underperformed the S&P Target Risk Growth Index for the period. Performance of our tactical asset allocation strategies was slightly beneficial over the year. We began the period by initiating an overweight position in large cap domestic equity and high yield bonds and selling out of emerging market equities and core bonds. In late May, we increased our overweight position to large cap domestic equities and further reduced our exposure to core bonds. Our expectations were for domestic equity valuations to rise and bond yields to stabilize in the coming months. In late July, we began taking profits by selling a portion of our overweight position to high yield and large cap domestic equities in favor of senior loans and emerging market equities. At the end of the third quarter, we positioned the Portfolio defensively by selling U.S. large cap core and purchasing U.S. core fixed income. At the end of October, we unwound this position when negative sentiment reached extreme levels on our economic indicators. In December we purchased Japanese equities, funded by selling U.S. large cap core. At the time of the trade, we believed Japanese equities to be relatively undervalued and having the potential to rise more than U.S. equities in 2015.

Security selection detracted from performance during the year, with many of the underlying sleeves underperforming their respective benchmarks. Outperformance was led by the domestic large cap growth and intermediate fixed income sleeves. The main underperformers versus their respective benchmarks were the large cap value sleeve and the mid cap sleeve.

Top Ten Holdings as of December 31, 2014* (as a percentage of net assets)

SPDR Barclays Capital High Yield Bond ETF	4.5%
iShares MSCI Emerging Markets Index Fund	3.0%
PowerShares Senior Loan Portfolio	2.0%
iShares iBoxx High Yield Corporate Bond Fund	1.3%
Apple, Inc.	1.2%
Microsoft Corp.	1.1%
ExxonMobil Corp.	0.7%
Macy’s, Inc.	0.7%
Ameriprise Financial, Inc.	0.7%
Home Depot, Inc.	0.7%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

Overall, the Portfolio’s asset allocation outperformed the S&P Target Risk Growth Index because of its higher allocation to US stocks versus the lagging non-US stocks, and the higher average return that the US stock sub-classes provided. This contribution was partially offset by the S&P Target Risk Growth Index’s higher average return on fixed income securities, which was higher due to the Portfolio’s allocation to global bonds.

Current Strategy and Outlook: Looking ahead, we believe the knock-on effects of collapsing oil prices will vary across industries, regions and asset classes. We believe the United States will maintain a modest pace of growth while global central banks will aggressively fight to improve their own near-term outlooks. In our view, the end of quantitative easing confirms the strength of the U.S. economy, but the uncertain start of interest rate hikes will increase market volatility.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

Portfolio Managers’ Report	Voya Balanced Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	10 Year
Class I	6.22%	9.67%	5.11%
Class S	5.99%	9.40%	4.84%
S&P Target Risk Growth Index	6.56%	9.41%	6.12%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.71%
MSCI EAFE® Index	-4.90%	5.33%	4.43%
Russell 3000® Index	12.56%	15.63%	7.94%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Balanced Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

5

Voya Global Value Advantage Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2014 (as a percentage of net assets)

Financials	19.2%
Consumer Discretionary	14.4%
Information Technology	12.1%
Health Care	12.0%
Industrials	11.7%
Consumer Staples	9.8%
Energy	6.3%
Telecommunication Services	5.0%
Materials	4.6%
Utilities	3.1%
Assets in Excess of Other Liabilities*	1.8%
Net Assets	100.0%

* Includes short-term investments.

Portfolio holdings are subject to change daily.

Voya Global Value Advantage Portfolio (the “Portfolio”) seeks long-term growth of capital and current income. The Portfolio is managed by Vincent Costa, CFA, Christopher Corapi, Martin Jansen, James Ying, CFA, and David Rabinowitz, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.

Performance: For the year ended December 31, 2014, the Portfolio’s Class S shares provided a total return of 4.87% compared to the the MSCI All Country World IndexSM (“MSCI ACW Index”), which returned 4.16% for the same period.

Portfolio Specifics: The Portfolio’s outperformance was primarily driven by security selection. From a regional perspective, security selection was generally favorable, except for a small loss in the Asia Pacific ex-Japan region. Strong security selection within consumer discretionary and telecommunications services added value, particularly overweights in Brinker International, Inc., Home Depot, Inc., Orange SA and Spark New Zealand Limited. Conversely, security selection was the weakest in financials and health care. Within financials, overweight positions in Agile Property Holdings Limited and Mizuho Financial Group, Inc. detracted the most from performance. Within health care, overweight positions in Amgen, Inc. and Allergan, Inc. also detracted from performance.

Top Ten Holdings as of December 31, 2014* (as a percentage of net assets)

Microsoft Corp.	3.1%
Apple, Inc.	3.0%
Novartis AG	2.2%
Toyota Motor Corp.	2.2%
Roche Holding AG - Genusschein	1.9%
Total S.A.	1.9%
Nike, Inc.	1.9%
Cisco Systems, Inc.	1.9%
Wells Fargo & Co.	1.8%
Brinker International, Inc.	1.7%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: Looking ahead, we believe the related effects of collapsing oil prices will vary across industries, regions and asset classes. We believe the United States will maintain a modest pace of growth while global central banks will aggressively fight to improve their own near-term outlooks. In our view, the end of quantitative easing confirms the strength of the U.S. economy, but the uncertain start of interest rate hikes will increase market volatility. The teetering euro zone economy suggests the European Central Bank may ease interest rates further in the first half of 2015.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

6

Portfolio Managers’ Report	Voya Global Value Advantage Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	Since Inception of Classes ADV and S January 28, 2008
Class ADV	4.65%	6.67%	1.43%
Class S	4.87%	6.90%	1.69%
MSCI ACW Index	4.16%	9.17%	4.24%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Value Advantage Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

7

Voya Growth and Income Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2014 (as a percentage of net assets)

Information Technology	20.3%
Financials	17.7%
Health Care	15.5%
Consumer Discretionary	12.4%
Consumer Staples	9.7%
Industrials	8.1%
Energy	7.2%
Materials	3.0%
Utilities	2.4%
Telecommunication Services	1.4%
Assets in Excess of Other Liabilities*	2.3%
Net Assets	100.0%

* Includes short-term investments.

Portfolio holdings are subject to change daily.

Voya Growth and Income Portfolio (the “Portfolio”) seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by Vincent Costa, CFA, and Christopher F. Corapi, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.*

Performance: For the year ended December 31, 2014, the Portfolio’s Class I shares provided a total return of 10.72% compared to the S&P 500® Index, which returned 13.69% for the same period.

Portfolio Specifics: Stock selection within the financials and materials sectors was the largest detractor. In contrast, stock selection within the consumer discretionary and consumer staples sectors contributed to performance. Elsewhere, unfavorable sector allocation, including our allocation to cash, detracted from results during the reporting period.

Among the key detractors from performance were Fortescue Metals Group Ltd. (“Fortescue Metals”) and Noble Corp. Plc (“Noble Corp.”).

Owning non-benchmark company Fortescue Metals, an iron ore producer, detracted from performance as iron ore prices declined. The company’s semi-annual update during the reporting period provided encouraging operational results, with production, revenue and cost guidance ahead of analysts’ expectations. However, self-help improvements alone weren’t enough to overcome the steep decline in iron ore prices during the year. In addition, the stock was adversely impacted by extremely negative sentiment surrounding commodities in general. This was due to increasing concerns over emerging market demand and the significant rise in the U.S. dollar in 2014.

Our overweight position in oil and gas services provider Noble Corp. detracted from performance. On the back of weak oil and gas pricing, the company has highlighted weakness in Gulf of Mexico. Noble Corp. also announced a new contract in September 2014 with ultra-deepwater floater Danny Adkins, receiving much lower daily rates than prior contracts.

Among the key individual contributors to performance were Apple, Inc. (“Apple”) and Union Pacific Corp. (“Union Pacific”).

Top Ten Holdings as of December 31, 2014* (as a percentage of net assets)

Apple, Inc.	5.2%
Microsoft Corp.	3.8%
ExxonMobil Corp.	2.9%
Cisco Systems, Inc.	2.8%
Merck & Co., Inc.	2.6%
Walt Disney Co.	2.5%
Pfizer, Inc.	2.5%
Procter & Gamble Co.	2.4%
Wells Fargo & Co.	2.2%
JPMorgan Chase & Co.	2.1%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

An overweight position in Apple was the largest contributor to performance 2014. Its shares rallied following the release of the company’s March quarter results that beat consensus expectations due to stronger than expected iPhone sales. While guidance for the June quarter was a bit lighter than originally forecasted by analysts, this was expected and investors overwhelmingly focused their attention on the company’s decision to increase its share buyback program by $30 billion. Additionally, margin assumptions are rising, helping drive the price higher.

Owning non-benchmark company Union Pacific, a rail transportation company, contributed to performance. The company performed well throughout the year, as it met or slightly beat analysts’ expectations each quarter. In particular, Union Pacific continually posted high single digit revenue growth and sustainable margins. The company also benefited from trends in the more robust economies of the United States and Mexico (i.e. higher auto production rates, growing demand for hydraulic fracturing sand as well as strong crop yields). Furthermore, market share gains from the service issues of a competitor led to estimate upgrades for 2014, which also helped boost Union Pacific’s stock.

Current Strategy and Outlook: We believe that the U.S. economy has moved into a phase of self-sustaining, if slow, economic recovery. As we see continued modestly improving economic conditions, consensus expectations are that the U.S. Federal Reserve Board (the “Fed”) may begin to raise the federal funds rate as early as June 2015. The Fed will consider labor market conditions and inflation in its decision to move toward a normalized interest rate environment. We believe the strength of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

*	Effective May 1, 2014, Michael Pytosh was removed as a portfolio manager of the Portfolio.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

8

Portfolio Managers’ Report	Voya Growth and Income Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 20, 2006	Since Inception of Class S2 February 27, 2009
Class ADV	10.19%	13.24%	—	5.98%	—
Class I	10.72%	13.77%	7.46%	—	—
Class S	10.44%	13.48%	7.19%	—	—
Class S2	10.24%	13.11%	—	—	19.46%
S&P 500® Index	13.69%	15.45%	7.67%	6.98%	21.87%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Growth and Income Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

9

Voya Intermediate Bond Portfolio	Portfolio Managers’ Report

Investment Type Allocation as of December 31, 2014 (as a percentage of net assets)

Corporate Bonds/Notes	28.3%
U.S. Government Agency Obligations	25.7%
Mutual Funds	12.6%
Collateralized Mortgage Obligations	12.4%
U.S. Treasury Obligations	12.0%
Asset-Backed Securities	10.3%
Foreign Government Bonds	0.9%
Preferred Stock	0.0%
Purchased Options	0.0%
Liabilities in Excess of Other Assets*	(2.2)%
Net Assets	100.0%

* Includes short-term investments.

Portfolio holdings are subject to change daily.

Intermediate Bond Portfolio (the “Portfolio”) seeks to maximize total return consistent with reasonable risk. The Portfolio seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by Christine Hurtsellers, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.

Performance: For the year ended December 31, 2014, the Portfolio’s Class I shares provided a total return of 6.67% compared to the Barclays U.S. Aggregate Bond Index, which returned 5.97% for the same period.

Portfolio Specifics: Led by the United States, the global economy continued to move closer to recovery. The maximum global rate of asset purchases is behind us despite recent Bank of Japan (“BoJ”) decisions. The resulting liquidity will remain in the system for some time, but its impact has already been felt in the form of low rates and volatility. Despite accommodative central banks holding short-term rates low, rates on the long end of the yield curve have been depressed by demand. Continued yield hunger and central bank activity has driven G10 government rates to rich levels. The European Central Bank (“ECB”) and BoJ are locked into accommodative policy for the foreseeable future. However, the U.S. Federal Reserve Board (the “Fed”) continues to move in the opposite direction from other central banks. As Fed purchases ceased in October 2014 and communication began to moderate from uber-dovish to merely very dovish, they are becoming a net remover of accommodation. By the second half of the year, growth in the U.S. surprised to the upside. Fundamentals were much weaker for European and Japanese growth and global inflation pressures were very weak. Ten year U.S. Treasury rates fell 85 basis points (0.85%) in 2014 and the year ended with a sharp decline in oil prices and the related decline of inflation expectations. Collectively, this inspired a flight to quality bid for U.S. Treasury securities. The U.S. dollar’s rise and oil’s fall caused a meaningful correction in credit markets, a flattening of the yield curve and eventual contagion into equities. The post-Fed reversal of that weakness has also been meaningful in speed and magnitude. In particular, the U.S. central bank appears committed to beginning its patient normalization process in 2015 amidst a backdrop of continued improvement in labor markets and a perception that lower oil prices will provide consumers with a near-term dividend.

Top Ten Holdings as of December 31, 2014* (as a percentage of net assets)

United States Treasury Bond, 3.125%, 08/15/44	3.0%
Voya Emerging Markets Hard Currency Debt Fund - Class P	2.8%
United States Treasury Note, 1.875%, 11/30/21	2.6%
Voya Investment Grade Credit Fund - Class P	2.4%
Voya Securitized Credit Fund - Class P	2.2%
Voya High Yield Bond Fund - Class P	2.1%
United States Treasury Note, 1.500%, 11/30/19	2.0%
Fannie Mae, 3.000%, 11/25/42	1.6%
United States Treasury Note, 2.250%, 11/15/24	1.6%
Voya Emerging Markets Corporate Debt Fund - Class P	1.4%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

The Portfolio outperformed its benchmark due to favorable security selection and asset allocation. The Portfolio was overweight risk assets versus an underweight to Treasuries, as we preferred to take credit risk over interest rate risk. Our overweight to the securitized sectors, primarily non-agency mortgages benefited the Portfolio. Security selection results were also positive for securitized holdings, in particular commercial mortgage-backed securities and asset-backed securities. Demand for commercial real estate loans remained robust and lending standards eased further as the housing market continued to recover, albeit at a slower pace.

Duration positioning was kept slightly short relative to the benchmark, as we expected higher U.S. interest rates as the first Fed rate hike drew closer. This positioning detracted from performance. Our view was that rates would not spike up but gradually grind higher. The move would be restrained by the central bank’s reluctance to act prematurely, U.S. dollar strength and a domestic yield that handily eclipsed that of global alternatives like German bunds and Japanese government bonds. We remain negative on interest rate risk, as we believe valuations are already rich and the maximum rate of global asset purchases is now behind us.

Throughout the year, U.S. Treasury futures and swaps were used to manage duration. These holdings, along with cash bonds, led our duration and curve management to being a net modest negative over the reporting period. Currency forwards and cash bonds were used for currency management. Credit default swaps, when combined with cash bonds, contributed to returns during the year.

Current Strategy and Outlook: Going into the New Year, our base case is that the U.S. will maintain a modest pace of growth, while global central banks continue to aggressively fight to improve their own near-term outlooks. We believe the U.S. economy continues to be the bright spot globally with unemployment numbers improving and third quarter gross domestic product surpassing expectations. As oil prices begin to find their footing, we expect better behavior by U.S. spread sectors in 2015. Therefore, we believe the recent sell-off of investment grade corporate bonds represents an attractive buying opportunity. The contrast in monetary policy between the U.S. and the other major economies is likely to become increasingly stark in 2015. In our view, the ECB appears likely to soon announce a new quantitative easing program that includes euro-denominated corporate or sovereign bonds. We continue to keep risk assets in the portfolio as we believe a steadier economic growth with an accommodative Fed will support spread assets.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

10

Portfolio Managers’ Report	Voya Intermediate Bond Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 20, 2006	Since Inception of Class S2 February 27, 2009
Class ADV	6.21%	6.04%	—	4.50%	—
Class I	6.67%	6.60%	4.81%	—	—
Class S	6.48%	6.34%	4.55%	—	—
Class S2	6.17%	6.16%	—	—	7.74%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.71%	4.99%	5.06%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Intermediate Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

11

Voya Money Market Portfolio	Portfolio Managers’ Report

Investment Type Allocation as of December 31, 2014 (as a percentage of net assets)

Asset Backed Commercial Paper	23.7%
Other Note	18.5%
Financial Company Commercial Paper	18.4%
Government Agency Debt	14.4%
Treasury Debt	10.3%
Certificates of Deposit	9.4%
Other Instrument	4.3%
Other Repurchase Agreement	1.0%
Liabilities in Excess of Other Assets	—
Net Assets	100.0%

Portfolio holdings are subject to change daily.

Voya Money Market Portfolio (the “Portfolio”) seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments, while maintaining a stable share price of  $1.00 per share. The Portfolio is managed by David S. Yealy, Portfolio Manager of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.

Performance: For the year ended December 31, 2014, the Portfolio’s Class I shares provided a total return of 0.02% compared to the iMoneyNet First Tier Retail Index, which returned 0.01% for the same period.

Portfolio Specifics: The major economic themes driving the markets during the one-year reporting period ended December 31, 2014 were a continuing weak U.S. economic recovery, a weakening global economy, an improving labor market but with significant slack and underemployment remaining, and inflation running below the long-term 2% target.

The first quarter of 2014 saw a continuation of the tapering of the quantitative easing with further reductions to the monthly purchases of agency mortgage-backed securities and longer-term U.S. Treasury securities, declines in the unemployment rate and overall modest economic growth. The Federal Open Market Committee (the “FOMC”) and new U.S. Federal Reserve Board (the “Fed”) Chairman Janet Yellen, who took over from Ben Bernanke during the quarter, did nothing to change the markets’ outlook for no change in the pace of tapering and a prolonged period before the FOMC would be expected to increase the federal funds rate.

The Fed continued to taper its quantitative easing measures — the ongoing monthly purchases of Treasury securities and mortgage backed securities — during the second and third quarters, and as expected, finished in October. The Fed is maintaining the reinvestment of principal and coupon payments for the near term. The FOMC anticipated the need to keep up the economic stimulus and expected inflation to remain at or below its comfort range. Therefore, they continued to project that the Federal funds rate would remain in the 0.00% to 0.25% range until sometime into the middle of 2015 or possibly into 2016, depending on future economic data. Yields on money market securities remained range-bound throughout the period at the extreme low end of their historical trading levels, thus offering very little income potential for money market funds and investors.

Preservation of capital, limiting credit risk and keeping an excess liquidity cushion remained our primary objectives for the Portfolio. Maximizing the yield and return of the Portfolio remained a secondary objective in light of current market conditions and risks, and the low absolute level of rates. The Portfolio continued to waive fees to maintain a 0.00% net yield, as did most of our competitors due to the historically low level of rates on money market securities. The Portfolio followed the strategy of taking on a limited amount of interest rate risk while maintaining reduced longer-term credit exposure.

Top Ten Holdings as of December 31, 2014 (as a percentage of net assets)

Federal Home Loan Bank Discount Notes, 0.096%, 02/06/15	8.5%
United States Treasury Bill, 0.073%, 05/28/15	6.0%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%, 01/02/15	4.3%
United States Treasury Bill, 0.045%, 04/02/15	4.0%
Mitsubishi UFJ Trust and Banking NY, 0.173%, 01/02/15	3.5%
Thunder Bay Funding LLC, 0.187%, 01/16/15	3.4%
Sumitomo Mitsui Bank NY, 0.160%, 01/02/15	3.4%
Societe Generale, 0.183%, 02/02/15	2.8%
Wells Fargo Bank NA, 0.380%, 03/22/15	2.7%
Concord Minutemen Capital Co., 0.200%, 01/05/15	2.7%

Portfolio holdings are subject to change daily.

The Portfolio maintained on average a neutral to a slightly extended weighted average maturity (“WAM”) during the period, which helped it to outperform its peers on a gross-of-fees basis. Floating-rate, extendible securities purchased in previous periods added to performance as their stepped-up coupons provided incremental yield. The Portfolio maintained excess daily and weekly liquidity, primarily repurchase agreements (“repo”), U.S. Treasury bills (“T-bills”) and agency discount notes, which hurt the Portfolio’s performance. Repo yields averaged approximately six basis points due to the limited supply and excess demand during the period, and were constrained by the rate paid on the Fed reverse repo program. (A basis point equals one one-hundredth of one percent.)

Outlook and Current Strategy: We anticipate that the FOMC will maintain its target for the federal funds rate in the 0.00% to 0.25% range until at least the middle of 2015. They could further delay raising the rate if slow global growth continues to restrain domestic growth, inflation remains below the FOMC’s target or the improvement in labor conditions slows. Once the Fed does start tightening, we believe tools such as the Fed reverse repo facility will need to take on greater importance in maintaining short-term rates within the Fed’s target range; this is viewed as an important tool despite the concerns of Chairman Yellen and others on the committee that it not become too large. In our view, the initial $300 billion daily cap may be too small and lead to market dislocations at quarter-ends and eventually at month-ends. For the near term, we believe this should keep money market rates constrained in the very low trading range we have experienced over the last year or so, but longer-term money market rates should be expected to increase as we get closer to the start of the Fed tightening cycle.

Our current strategy for the Portfolio is to continue to focus on maintaining a neutral to a slightly extended WAM posture with somewhat limited credit risk. As we move forward and closer to the Fed tightening, however, we would expect to reduce our WAM to prepare for the coming rising rates by further limiting our longer-term purchases and marginally increasing our floating rate and very short-term holdings, which we started to do in the fourth quarter. We have already increased our floating-rate exposure to more than 20%, and therefore have limited room to increase significantly due to the increase in the weighted average life associated with floating-rate notes.Credit exposure and risk will remain limited but could be increased modestly as credit conditions continue their slow improvement, in particular as alternatives to repo and T-bills to meet short-term liquidity requirements.

Preservation of capital and liquidity remain our top objectives. We plan on maintaining reasonable daily liquidity and short-term liquidity to give the Portfolio flexibility to take advantage of any periods of temporary increases in yields, but not as high as in previous periods given the drag in yields from the low rates on repo and other lower risk short-term liquidity securities including U.S. Government securities.

The new money market reforms passed by the Securities and Exchange Commission on July 23, 2014 have not impacted our current investment strategy and portfolio structure. The Portfolio is required to comply with money market reform over the next 18 months to two years.

*	Please see Note 5 for more information regarding the contractual waiver in place to reimburse certain expenses of the Portfolio to the extent necessary to assist the Portfolio in maintaining a net yield of not less than 0.00%.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

12

Portfolio Managers’ Report	Voya Small Company Portfolio

Sector Diversification as of December 31, 2014 (as a percentage of net assets)

Financials	24.7%
Industrials	18.7%
Information Technology	16.9%
Consumer Discretionary	14.2%
Health Care	10.4%
Materials	4.4%
Energy	3.9%
Utilities	2.4%
Consumer Staples	2.1%
Exchange-Traded Funds	0.5%
Assets in Excess of Other Liabilities*	1.8%
Net Assets	100.0%

* Includes short-term investments.

Portfolio holdings are subject to change daily.

Voya Small Company Portfolio (the “Portfolio”) seeks growth of capital primarily through investment in a diversified portfolio of common stocks of companies with smaller market capitalizations. The Portfolio is managed by Joseph Basset, CFA, Steve Salopek* and James Hasso, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub Adviser.

Performance: For the year ended December 31, 2014, the Portfolio’s Class I shares provided a total return of 6.54% compared to the Russell 2000® Index, which returned 4.89% for the same period.

Portfolio Specifics: Outperformance for the period was due to favorable stock selection. Our holdings in the capital goods and consumer services sectors contributed the most to performance. In contrast, stock selection in the retail sector and our underweight to the pharmaceuticals and biotechnology sector detracted the most from returns.

The main individual contributors to performance were InterMune, Inc. (“InterMune”) and EPL Oil & Gas, Inc. (“EPL Oil & Gas”).

Shares of InterMune, a biotechnology company focused on the research, development and commercializing of innovative therapies in pulmonology and orphan fibrotic diseases, outperformed for the period. During the first quarter, the company reported positive Phase 3 data involving a compound to treat a lung disease called idiopathic pulmonary fibrosis. Investors believed InterMune’s strong trial results would set the company up for Food and Drug Administration approval later this year. Furthermore, in August 2014, the company announced a definitive merger agreement under which Roche will acquire InterMune for $74 per share in an all-cash transaction.

Within the energy sector, our overweight to EPL Oil & Gas outperformed for the period in response to the announcement that it would be acquired by Energy XXI Ltd., an independent oil and natural gas exploration and production company, for $39/share in a 65% cash/35% stock deal. The purchase took place in June 2014.

Top Ten Holdings as of December 31, 2014* (as a percentage of net assets)

Qlik Technologies, Inc.	1.1%
Blount International, Inc.	1.1%
HB Fuller Co.	1.1%
Cardtronics, Inc.	1.1%
Watts Water Technologies, Inc.	1.0%
Healthsouth Corp.	1.0%
First American Financial Corp.	1.0%
j2 Global, Inc.	1.0%
South State Corp.	1.0%
Heartland Express, Inc.	1.0%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

Key detractors from performance were Energy XXI Ltd. and Key Energy Services, Inc.

Within the energy sector, our overweight positions in Energy XXI Ltd. and Key Energy Services, Inc. detracted the most from performance due to the overall weakness in the sector and declining oil prices.

Current Strategy and Outlook: We continue to monitor changes occurring globally, actions at central banks and overall economic data. Our portfolio positioning has not changed significantly. We seek to remain nimble and continue to focus on quality companies, such as those that, in our opinion, have strong managements, solid balance sheets and good cash flow generation capabilities. Going forward, we believe the portfolio is well positioned, as we think that investors will continue to focus on companies’ fundamentals due to ongoing economic uncertainty.

*	Steve Salopek has decided to retire from Voya Investment Management Co. LLC effective June 30, 2015.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

13

Voya Small Company Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 16, 2008	Since Inception of Class S2 February 27, 2009
Class ADV	6.00%	14.74%	—	17.33%	—
Class I	6.54%	15.31%	9.35%	—	—
Class S	6.26%	15.02%	9.05%	—	—
Class S2	6.11%	14.85%	—	—	21.87%
Russell 2000® Index	4.89%	15.55%	7.77%	17.96%	23.06%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Small Company Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

14

Shareholder Expense Example (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2014*	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2014*
Voya Balanced Portfolio
Class I	$1,000.00	$1,007.60	0.63%	$3.19	$1,000.00	$1,022.03	0.63%	$3.21
Class S	1,000.00	1,006.30	0.88	4.45	1,000.00	1,020.77	0.88	4.48
Voya Global Value Advantage Portfolio
Class ADV	1,000.00	982.70	1.12	5.60	1,000.00	1,019.56	1.12	5.70
Class S	1,000.00	982.90	0.87	4.35	1,000.00	1,020.82	0.87	4.43
Voya Growth and Income Portfolio
Class ADV	1,000.00	1,033.00	1.03	5.28	1,000.00	1,020.01	1.03	5.24
Class I	1,000.00	1,035.60	0.58	2.98	1,000.00	1,022.28	0.58	2.96
Class S	1,000.00	1,034.40	0.83	4.26	1,000.00	1,021.02	0.83	4.23
Class S2	1,000.00	1,033.40	0.98	5.02	1,000.00	1,020.27	0.98	4.99
Voya Intermediate Bond Portfolio
Class ADV	1,000.00	1,013.40	0.97	4.92	1,000.00	1,020.32	0.97	4.94
Class I	1,000.00	1,015.80	0.47	2.39	1,000.00	1,022.84	0.47	2.40
Class S	1,000.00	1,015.20	0.72	3.66	1,000.00	1,021.58	0.72	3.67
Class S2	1,000.00	1,013.80	0.87	4.42	1,000.00	1,020.82	0.87	4.43
Voya Money Market Portfolio
Class I	1,000.00	1,000.00	0.19	0.96	1,000.00	1,024.25	0.19	0.97
Class S	1,000.00	1,000.00	0.19	0.96	1,000.00	1,024.25	0.19	0.97
Voya Small Company Portfolio
Class ADV	1,000.00	1,024.60	1.34	6.84	1,000.00	1,018.45	1.34	6.82
Class I	1,000.00	1,027.40	0.84	4.29	1,000.00	1,020.97	0.84	4.28
Class S	1,000.00	1,026.10	1.09	5.57	1,000.00	1,019.71	1.09	5.55
Class S2	1,000.00	1,025.40	1.24	6.33	1,000.00	1,018.95	1.24	6.31

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

15

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors/Trustees

Voya Balanced Portfolio, Inc., Voya Variable Funds, Voya Variable Portfolios, Inc.,

Voya Intermediate Bond Portfolio, and Voya Money Market Portfolio

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments of Voya Balanced Portfolio, a series of Voya Balanced Portfolio, Inc., Voya Growth and Income Portfolio, a series of Voya Variable Funds, Voya Global Value Advantage Portfolio and Voya Small Company Portfolio, each a series of Voya Variable Portfolios, Inc., and Voya Intermediate Bond Portfolio, and including the portfolio of investments of Voya Money Market Portfolio, as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2014, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 24, 2015

16

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2014

	Voya Balanced Portfolio	Voya Global Value Advantage Portfolio	Voya Growth and Income Portfolio
ASSETS:
Investments in securities at fair value+*	$476,878,566	$166,704,087	$4,186,622,852
Investments in affiliates at fair value**	1,113,245	—	—
Short-term investments at fair value***	13,756,992	4,257,000	196,741,470
Total investments at fair value	$491,748,803	$170,961,087	$4,383,364,322
Cash	19,320,318	334	443,368
Cash collateral for futures	2,736,852	—	3,319,367
Cash pledged for centrally cleared swaps (Note 2)	575,000	—	—
Foreign currencies at value****	1,120,570	95,864	—
Foreign cash collateral for futures*****	419,542	—	—
Receivables:
Investment securities sold	7,960,725	—	—
Investment securities sold on a delayed-delivery or when-issued basis	11,789,926	—	—
Fund shares sold	100,847	205,692	77,540
Dividends	457,805	294,785	8,295,921
Interest	1,001,621	—	—
Foreign tax reclaims	113,167	248,849	43,947
Unrealized appreciation on forward foreign currency contracts	864,235	—	—
Upfront payments paid on OTC swap agreements	160,943	—	—
Unrealized appreciation on OTC swap agreements	47,406	—	—
Prepaid expenses	4,138	1,394	34,200
Other assets	127,180	8,932	522,162
Total assets	538,549,078	171,816,937	4,396,100,827

LIABILITIES:
Payable for investment securities purchased	7,057,924	1,876,751	80,144,052
Payable for investment securities purchased on a delayed-delivery or when-issued basis	13,188,764	—	—
Payable for fund shares redeemed	152,339	—	27,483,969
Payable upon receipt of securities loaned	4,181,077	—	1,027,284
Unrealized depreciation on forward foreign currency contracts	1,338,068	—	—
Variation margin payable on centrally cleared swaps	21,824	—	—
Payable for investment management fees	219,552	66,988	1,849,190
Payable for administrative fees	24,150	14,563	203,405
Payable for distribution and shareholder service fees	1,016	36,670	692,297
Payable for directors fees	2,664	888	22,042
Payable to directors under the deferred compensation plan (Note 6)	127,180	8,932	522,162
Other accrued expenses and liabilities	142,261	51,855	430,087
Written options, at fair value^	82,460	—	—
Total liabilities	26,539,279	2,056,647	112,374,488
NET ASSETS	$512,009,799	$169,760,290	$4,283,726,339

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$495,441,412	$175,749,229	$3,351,047,348
Undistributed net investment income	9,875,019	3,983,197	(508,154)
Accumulated net realized loss	(28,742,631)	(22,896,733)	(125,530,817)
Net unrealized appreciation	35,435,999	12,924,597	1,058,717,962
NET ASSETS	$512,009,799	$169,760,290	$4,283,726,339
____________
+ Including securities loaned at value	$4,073,689	$—	$998,140
* Cost of investments in securities	$440,667,448	$153,744,966	$3,128,628,613
** Cost of investments in affiliates	$1,132,753	$—	$—
*** Cost of short-term investments	$13,756,992	$4,257,000	$196,741,470
**** Cost of foreign currencies	$1,149,756	$106,320	$—
***** Cost of foreign cash collateral for futures	$419,543	$—	$—
^ Premiums received on written options	$85,907	$—	$—

See Accompanying Notes to Financial Statements

17

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2014  (continued)

	Voya Balanced Portfolio	Voya Global Value Advantage Portfolio	Voya Growth and Income Portfolio
Class ADV
Net assets	n/a	$1,278,591	$1,348,686,809
Shares authorized	n/a	100,000,000	unlimited
Par value	n/a	$0.001	$1.000
Shares outstanding	n/a	140,405	44,534,105
Net asset value and redemption price per share	n/a	$9.11	$30.28
Class I
Net assets	$507,212,581	n/a	$2,140,398,123
Shares authorized	500,000,000	n/a	unlimited
Par value	$0.001	n/a	$1.000
Shares outstanding	34,643,223	n/a	69,889,023
Net asset value and redemption price per share	$14.64	n/a	$30.63
Class S
Net assets	$4,797,218	$168,481,699	$794,327,043
Shares authorized	500,000,000	100,000,000	unlimited
Par value	$0.001	$0.001	$1.000
Shares outstanding	329,773	18,308,728	26,209,385
Net asset value and redemption price per share	$14.55	$9.20	$30.31
Class S2
Net assets	n/a	n/a	$314,364
Shares authorized	n/a	n/a	unlimited
Par value	n/a	n/a	$1.000
Shares outstanding	n/a	n/a	10,439
Net asset value and redemption price per share	n/a	n/a	$30.11

See Accompanying Notes to Financial Statements

18

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2014

	Voya Intermediate Bond Portfolio	Voya Money Market Portfolio	Voya Small Company Portfolio
ASSETS:
Investments in securities at fair value+*	$4,155,741,853	$—	$630,454,436
Investments in affiliates at fair value**	583,154,016	—	—
Short-term investments at fair value***	214,470,585	—	19,024,206
Total investments at fair value	$4,953,366,454	$—	$649,478,642
Short-term investments at amortized cost	1,999,200	617,140,866	—
Cash	2,859,731	610	543
Cash collateral for futures	2,954,741	—	—
Cash pledged for centrally cleared swaps (Note 2)	3,642,000	—	—
Cash pledged as collateral for delayed-delivery or when-issued securities (Note 2)	1,561,361	—	—
Receivables:
Investment securities sold	3,890,650	—	2,049,867
Investment securities sold on a delayed-delivery or when-issued basis	788,249,135	—	—
Fund shares sold	534,322	79,482	39,843
Dividends	976,814	239	904,179
Interest	26,490,628	423,309	—
Foreign tax reclaims	—	—	12,824
Unrealized appreciation on forward foreign currency contracts	677,928	—	—
Upfront payments paid on OTC swap agreements	8,278,577	—	—
Unrealized appreciation on OTC swap agreements	2,438,471	—	—
Variation margin receivable on centrally cleared swaps	84,548	—	—
Prepaid expenses	37,250	5,312	4,865
Other assets	331,234	193,504	51,576
Total assets	5,798,373,044	617,843,322	652,542,339

LIABILITIES:
Payable for investment securities purchased	37,338,827	—	1,546,821
Payable for investment securities purchased on a delayed-delivery or when-issued basis	972,886,020	—	—
Payable for fund shares redeemed	1,293,293	613,529	2,663,578
Payable upon receipt of securities loaned	135,279,785	—	5,910,206
Unrealized depreciation on forward foreign currency contracts	956,050	—	—
Cash received as collateral for OTC derivatives (Note 2)	10,658,000	—	—
Cash received as collateral for delayed-delivery or when-issued securities (Note 2)	3,145,000	—	—
Payable for investment management fees	1,564,212	133,406	407,920
Payable for administrative fees	216,558	29,349	29,913
Payable for distribution and shareholder service fees	822,932	13	26,841
Payable for directors fees	20,792	3,459	3,337
Payable to directors under the deferred compensation plan (Note 6)	331,234	193,504	51,576
Other accrued expenses and liabilities	299,570	19,217	69,173
Total liabilities	1,164,812,273	992,477	10,709,365
NET ASSETS	$4,633,560,771	$616,850,845	$641,832,974

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$4,721,837,908	$616,924,776	$425,262,486
Undistributed (distributions in excess of) net investment income	5,199,732	(139,822)	2,737,334
Accumulated net realized gain (loss)	(157,076,425)	65,891	82,120,333
Net unrealized appreciation	63,599,556	—	131,712,821
NET ASSETS	$4,633,560,771	$616,850,845	$641,832,974
___________
+ Including securities loaned at value	$132,350,460	$—	$5,774,629
* Cost of investments in securities	$4,068,717,807	$—	$498,741,615
** Cost of investments in affiliates	$605,934,451	$—	$—
*** Cost of short-term investments	$214,470,585	$—	$19,024,206

See Accompanying Notes to Financial Statements

19

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2014 (continued)

	Voya Intermediate Bond Portfolio	Voya Money Market Portfolio	Voya Small Company Portfolio
Class ADV
Net assets	$191,894,934	n/a	$5,860,537
Shares authorized	unlimited	n/a	100,000,000
Par value	$1.000	n/a	$0.001
Shares outstanding	14,985,439	n/a	260,595
Net asset value and redemption price per share	$12.81	n/a	$22.49
Class I
Net assets	$958,411,858	$616,744,822	$520,297,545
Shares authorized	unlimited	unlimited	100,000,000
Par value	$1.000	$1.000	$0.001
Shares outstanding	74,283,296	616,560,612	22,379,487
Net asset value and redemption price per share	$12.90	$1.00	$23.25
Class S
Net assets	$3,477,973,385	$106,023	$115,634,546
Shares authorized	unlimited	unlimited	100,000,000
Par value	$1.000	$1.000	$0.001
Shares outstanding	271,146,288	105,993	5,062,711
Net asset value and redemption price per share	$12.83	$1.00	$22.84
Class S2
Net assets	$5,280,594	n/a	$40,346
Shares authorized	unlimited	n/a	100,000,000
Par value	$1.000	n/a	$0.001
Shares outstanding	412,720	n/a	1,782
Net asset value and redemption price per share	$12.79	n/a	$22.64

See Accompanying Notes to Financial Statements

20

STATEMENTS OF OPERATIONS For the Year ended December 31, 2014

	Voya Balanced Portfolio	Voya Global Value Advantage Portfolio	Voya Growth and Income Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$10,085,711	$5,537,907	$111,426,290
Interest	4,782,136	—	4,850
Dividends from affiliated funds	7,821	—	—
Securities lending income, net	87,528	68,325	7,006
Total investment income	14,963,196	5,606,232	111,438,146

EXPENSES:
Investment management fees	2,663,619	817,030	22,042,309
Distribution and shareholder service fees:
Class ADV	—	6,513	6,991,581
Class S	13,253	440,782	2,078,419
Class S2	—	—	3,579
Transfer agent fees	652	160	10,148
Administrative service fees	292,989	177,614	2,424,580
Shareholder reporting expense	64,090	9,480	277,826
Professional fees	60,795	41,745	258,752
Custody and accounting expense	221,027	47,960	426,163
Directors fees	15,982	5,328	132,254
Miscellaneous expense	17,212	9,199	151,419
Interest expense	1,124	287	161
Total expenses	3,350,743	1,556,098	34,797,191
Net waived and reimbursed fees	—	—	(699,890)
Net expenses	3,350,743	1,556,098	34,097,301
Net investment income	11,612,453	4,050,134	77,340,845

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	36,053,761	11,200,725	523,982,118
Foreign currency related transactions	(2,227,186)	(47,293)	(39,943)
Futures	2,265,760	112,953	2,905,720
Swaps	(26,226)	—	—
Written options	301,153	—	—
Net realized gain	36,367,262	11,266,385	526,847,895
Net change in unrealized appreciation (depreciation) on:
Investments	(15,047,089)	(6,753,477)	(163,886,402)
Affiliated underlying funds	(19,508)	—	—
Foreign currency related transactions	(400,672)	(41,905)	(5,033)
Futures	(244,790)	(10,202)	(1,054,875)
Swaps	(7,921)	—	—
Written options	3,447	—	—
Net change in unrealized appreciation (depreciation)	(15,716,533)	(6,805,584)	(164,946,310)
Net realized and unrealized gain	20,650,729	4,460,801	361,901,585
Increase in net assets resulting from operations	$32,263,182	$8,510,935	$439,242,430

* Foreign taxes withheld	$193,091	$306,788	$316,359

See Accompanying Notes to Financial Statements

21

STATEMENTS OF OPERATIONS For the Year ended December 31, 2014

	Voya Intermediate Bond Portfolio	Voya Money Market Portfolio	Voya Small Company Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$—	$4,161	$7,284,573
Interest, net of foreign taxes withheld*	142,238,620	1,303,070	11
Dividends from affiliated funds	20,890,635	—	—
Securities lending income, net	468,891	—	497,170
Total investment income	163,598,146	1,307,231	7,781,754

EXPENSES:
Investment management fees	16,515,032	1,728,729	5,005,990
Distribution and shareholder service fees:
Class ADV	787,676	—	32,778
Class S	7,685,065	269	288,324
Class S2	14,612	—	175
Transfer agent fees	9,139	634	1,161
Administrative service fees	2,287,047	380,309	367,095
Shareholder reporting expense	221,735	62,520	54,818
Professional fees	159,832	54,074	56,664
Custody and accounting expense	308,888	78,144	70,740
Directors fees	124,752	20,757	20,024
Miscellaneous expense	48,182	23,632	20,133
Interest expense	605	1,777	158
Total expenses	28,162,565	2,350,845	5,918,060
Net waived and reimbursed fees	(2,922)	(1,043,614)	(35)
Net expenses	28,159,643	1,307,231	5,918,025
Net investment income	135,438,503	—	1,863,729

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	106,748,513	65,891	94,017,009
Capital gain distributions from affiliated underlying funds	245,056	—	—
Foreign currency related transactions	4,736,121	—	—
Futures	(20,141,174)	—	—
Swaps	(4,368,580)	—	—
Net realized gain	87,219,936	65,891	94,017,009
Net change in unrealized appreciation (depreciation) on:
Investments	24,405,526	—	(55,993,316)
Affiliated underlying funds	(5,657,121)	—	—
Foreign currency related transactions	(191,046)	—	—
Futures	3,491,021	—	—
Swaps	(2,354,876)	—	—
Net change in unrealized appreciation (depreciation)	19,693,504	—	(55,993,316)
Net realized and unrealized gain	106,913,440	65,891	38,023,693
Increase in net assets resulting from operations	$242,351,943	$65,891	$39,887,422

* Foreign taxes withheld	$—	$615	$472

See Accompanying Notes to Financial Statements

22

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Balanced Portfolio		Voya Global Value Advantage Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income	$11,612,453	$11,440,870	$4,050,134	$5,303,700
Net realized gain	36,367,262	46,953,111	11,266,385	18,746,529
Net change in unrealized appreciation (depreciation)	(15,716,533)	24,211,359	(6,805,584)	(1,179,605)
Increase in net assets resulting from operations	32,263,182	82,605,340	8,510,935	22,870,624

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	—	(34,754)	(45,612)
Class I	(8,604,651)	(11,524,626)	—	—
Class S	(78,141)	(108,216)	(5,096,647)	(6,360,001)
Total distributions	(8,682,792)	(11,632,842)	(5,131,401)	(6,405,613)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	7,209,160	7,587,067	7,948,827	7,314,087
Reinvestment of distributions	8,682,792	11,632,842	5,131,401	6,405,613
	15,891,952	19,219,909	13,080,228	13,719,700
Cost of shares redeemed	(71,405,477)	(72,065,977)	(27,339,058)	(31,238,818)
Net decrease in net assets resulting from capital share transactions	(55,513,525)	(52,846,068)	(14,258,830)	(17,519,118)
Net increase (decrease) in net assets	(31,933,135)	18,126,430	(10,879,296)	(1,054,107)

NET ASSETS:
Beginning of year or period	543,942,934	525,816,504	180,639,586	181,693,693
End of year or period	$512,009,799	$543,942,934	$169,760,290	$180,639,586
Undistributed net investment income at end of year or period	$9,875,019	$8,592,107	$3,983,197	$5,125,253

See Accompanying Notes to Financial Statements

23

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Growth and Income Portfolio		Voya Intermediate Bond Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income	$77,340,845	$45,528,943	$135,438,503	$72,896,535
Net realized gain	526,847,895	512,899,626	87,219,936	2,300,794
Net change in unrealized appreciation (depreciation)	(164,946,310)	575,909,874	19,693,504	(81,070,201)
Increase (decrease) in net assets resulting from operations	439,242,430	1,134,338,443	242,351,943	(5,872,872)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(20,253,935)	(11,891,951)	(5,558,145)	(1,083,732)
Class I	(41,711,859)	(26,741,182)	(31,200,782)	(29,108,399)
Class S	(13,490,161)	(8,705,057)	(106,574,035)	(35,876,256)
Class S2	(3,255)	(10,811)	(161,042)	(50,560)
Net realized gains:
Class ADV	(149,931,317)	—	—	—
Class I	(235,869,791)	—	—	—
Class S	(87,990,084)	—	—	—
Class S2	(34,844)	—	—	—
Total distributions	(549,285,246)	(47,349,001)	(143,494,004)	(66,118,947)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	46,421,375	87,000,910	215,719,028	141,538,526
Proceeds from shares issued in merger (Note 14)	—	270,921,112	2,882,928,925	—
Reinvestment of distributions	548,990,972	47,326,587	143,483,422	66,105,078
	595,412,347	405,248,609	3,242,131,375	207,643,604
Cost of shares redeemed	(692,572,215)	(891,753,358)	(733,223,928)	(368,540,853)
Net increase (decrease) in net assets resulting from capital share transactions	(97,159,868)	(486,504,749)	2,508,907,447	(160,897,249)
Net increase (decrease) in net assets	(207,202,684)	600,484,693	2,607,765,386	(232,889,068)

NET ASSETS:
Beginning of year or period	4,490,929,023	3,890,444,330	2,025,795,385	2,258,684,453
End of year or period	$4,283,726,339	$4,490,929,023	$4,633,560,771	$2,025,795,385
Undistributed (distributions in excess of) net investment income at end of year or period	$(508,154)	$(1,512,035)	$5,199,732	$2,598,958

See Accompanying Notes to Financial Statements

24

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Money Market Portfolio		Voya Small Company Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income	$—	$—	$1,863,729	$2,110,998
Net realized gain	65,891	107,849	94,017,009	79,092,778
Net change in unrealized appreciation (depreciation)	—	—	(55,993,316)	126,299,108
Increase in net assets resulting from operations	65,891	107,849	39,887,422	207,502,884

FROM DISTRIBUTIONS TO SHAREHOLDERS:	—	—	—	—
Net investment income:
Class ADV	—	—	—	(4,517)
Class I	—	—	(1,995,917)	(2,661,798)
Class S	—	—	(116,064)	(323,038)
Class S2	—	—	—	(435)
Net realized gains:
Class ADV	—	—	(780,154)	(561,010)
Class I	(109,900)	(160,387)	(61,891,884)	(41,429,239)
Class S	(16)	(24)	(13,010,836)	(9,277,948)
Class S2	—	—	(3,725)	(20,332)
Total distributions	(109,916)	(160,411)	(77,798,580)	(54,278,317)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	70,333,921	97,970,752	60,263,113	70,836,881
Reinvestment of distributions	109,916	160,411	77,798,580	54,278,317
	70,443,837	98,131,163	138,061,693	125,115,198
Cost of shares redeemed	(222,207,656)	(305,023,492)	(164,207,275)	(152,172,113)
Net decrease in net assets resulting from capital share transactions	(151,763,819)	(206,892,329)	(26,145,582)	(27,056,915)
Net increase (decrease) in net assets	(151,807,844)	(206,944,891)	(64,056,740)	126,167,652

NET ASSETS:
Beginning of year or period	768,658,689	975,603,580	705,889,714	579,722,062
End of year or period	$616,850,845	$768,658,689	$641,832,974	$705,889,714
Undistributed (distributions in excess of) net investment income at end of year or period	$(139,822)	$(137,755)	$2,737,334	$2,066,500

See Accompanying Notes to Financial Statements

25

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less Distributions							Ratios to average net assets							Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2) (3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expense net of all reductions/ additions(2) (3)(4)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Voya Balanced Portfolio
Class I
12-31-14	14.01	0.31	•	0.55	0.86	0.23	—	—	0.23	—	14.64	6.22	0.63	0.63		0.63		2.18		507,213	192
12-31-13	12.27	0.28	•	1.74	2.02	0.28	—	—	0.28	—	14.01	16.71	0.64	0.64		0.64		2.13		538,114	210
12-31-12	11.13	0.30	•	1.20	1.50	0.36	—	—	0.36	—	12.27	13.64	0.64	0.64		0.64		2.57		520,249	234
12-31-11	11.58	0.29	•	(0.43)	(0.14)	0.31	—	—	0.31	—	11.13	(1.40)	0.65	0.65		0.65		2.51		524,887	259
12-31-10	10.42	0.27	•	1.19	1.46	0.30	—	—	0.30	—	11.58	14.22	0.62	0.62	†	0.62	†	2.47	†	614,261	328
Class S
12-31-14	13.92	0.28	•	0.55	0.83	0.20	—	—	0.20	—	14.55	5.99	0.88	0.88		0.88		1.94		4,797	192
12-31-13	12.20	0.24	•	1.73	1.97	0.25	—	—	0.25	—	13.92	16.33	0.89	0.89		0.89		1.88		5,829	210
12-31-12	11.05	0.27	•	1.21	1.48	0.33	—	—	0.33	—	12.20	13.49	0.89	0.89		0.89		2.32		5,567	234
12-31-11	11.50	0.26	•	(0.43)	(0.17)	0.28	—	—	0.28	—	11.05	(1.66)	0.90	0.90		0.90		2.25		5,953	259
12-31-10	10.36	0.24		1.18	1.42	0.28	—	—	0.28	—	11.50	13.87	0.87	0.87	†	0.87	†	2.22	†	7,933	328
Voya Global Value Advantage Portfolio
Class ADV
12-31-14	8.94	0.19		0.22	0.41	0.24	—	—	0.24	—	9.11	4.65	1.12	1.12		1.12		2.03		1,279	88
12-31-13	8.15	0.23	•	0.85	1.08	0.29	—	—	0.29	—	8.94	13.46	1.27	1.28		1.28		2.70		1,312	122
12-31-12	7.38	0.25	•	0.81	1.06	0.29	—	—	0.29	—	8.15	14.74	1.33	1.34		1.34		3.25		1,485	23
12-31-11	7.93	0.27	•	(0.56)	(0.29)	0.26	—	—	0.26	—	7.38	(4.18)	1.34	1.34		1.34		3.48		812	25
12-31-10	7.76	0.20	•	0.24	0.44	0.27	—	—	0.27	—	7.93	5.80	1.37	1.34	†	1.34	†	2.67	†	695	47
Class S
12-31-14	9.03	0.21	•	0.22	0.43	0.26	—	—	0.26	—	9.20	4.87	0.87	0.87		0.87		2.28		168,482	88
12-31-13	8.23	0.25	•	0.85	1.10	0.30	—	—	0.30	—	9.03	13.63	1.02	1.03		1.03		2.96		179,327	122
12-31-12	7.44	0.27	•	0.83	1.10	0.31	—	—	0.31	—	8.23	15.12	1.08	1.09		1.09		3.54		180,208	23
12-31-11	7.96	0.30	•	(0.57)	(0.27)	0.25	—	—	0.25	—	7.44	(3.87)	1.09	1.09		1.09		3.76		173,576	25
12-31-10	7.77	0.24	•	0.20	0.44	0.25	—	—	0.25	—	7.96	5.86	1.12	1.09	†	1.09	†	3.23	†	206,216	47
Voya Growth and Income Portfolio
Class ADV
12-31-14	31.36	0.49	•	2.77	3.26	0.52	3.82	—	4.34	—	30.28	10.19	1.08	1.03		1.03		1.49		1,348,687	87
12-31-13	24.31	0.22	•	7.09	7.31	0.26	—	—	0.26	—	31.36	30.07	1.09	1.04		1.04		0.80		1,441,995	49
12-31-12	21.39	0.29	•	2.97	3.26	0.34	—	—	0.34	—	24.31	15.24	1.09	1.04		1.04		1.23		1,251,577	57
12-31-11	21.74	0.22		(0.38)	(0.16)	0.19	—	—	0.19	—	21.39	(0.72)	1.08	1.03		1.03		1.03		1,221,084	75
12-31-10	19.31	0.15	•	2.47	2.62	0.19	—	—	0.19	—	21.74	13.55	1.10	1.10	†	1.10	†	0.77	†	6,037	117
Class I
12-31-14	31.67	0.64	•	2.82	3.46	0.68	3.82	—	4.50	—	30.63	10.72	0.58	0.58		0.58		1.94		2,140,398	87
12-31-13	24.54	0.35	•	7.17	7.52	0.39	—	—	0.39	—	31.67	30.66	0.59	0.59		0.59		1.25		2,182,314	49
12-31-12	21.59	0.40	•	3.00	3.40	0.45	—	—	0.45	—	24.54	15.78	0.59	0.59		0.59		1.68		1,865,425	57
12-31-11	21.94	0.31	•	(0.37)	(0.06)	0.29	—	—	0.29	—	21.59	(0.27)	0.58	0.58		0.58		1.39		1,873,712	75
12-31-10	19.42	0.22		2.53	2.75	0.23	—	—	0.23	—	21.94	14.14	0.60	0.60	†	0.60	†	1.12	†	2,253,794	117

See Accompanying Notes to Financial Statements

26

Financial Highlights (continued)

		Income (loss) from investment operations				Less Distributions							Ratios to average net assets							Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2) (3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expense net of all reductions/ additions(2) (3)(4)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Voya Growth and Income Portfolio (continued)
Class S
12-31-14	31.38	0.56	•	2.78	3.34	0.59	3.82	—	4.41	—	30.31	10.44	0.83	0.83		0.83		1.70		794,327	87
12-31-13	24.32	0.28	•	7.10	7.38	0.32	—	—	0.32	—	31.38	30.34	0.84	0.84		0.84		1.00		865,453	49
12-31-12	21.40	0.34	•	2.97	3.31	0.39	—	—	0.39	—	24.32	15.47	0.84	0.84		0.84		1.42		772,713	57
12-31-11	21.77	0.24	•	(0.35)	(0.11)	0.26	—	—	0.26	—	21.40	(0.51)	0.83	0.83		0.83		1.13		795,131	75
12-31-10	19.28	0.18		2.48	2.66	0.17	—	—	0.17	—	21.77	13.81	0.85	0.85	†	0.85	†	0.87	†	480,529	117
Class S2
12-31-14	31.05	0.54	•	2.70	3.24	0.36	3.82	—	4.18	—	30.11	10.24	1.08	0.98		0.98		1.68		314	87
12-31-13	24.08	0.22		7.04	7.26	0.29	—	—	0.29	—	31.05	30.17	1.09	0.99		0.99		0.85		1,167	49
12-31-12	21.23	0.35	•	2.90	3.25	0.40	—	—	0.40	—	24.08	15.30	1.09	0.99		0.99		1.47		728	57
12-31-11	21.52	0.41	•	(0.54)	(0.13)	0.16	—	—	0.16	—	21.23	(0.59)	1.08	0.98		0.98		1.99		217	75
12-31-10	19.26	0.14		2.28	2.42	0.16	—	—	0.16	—	21.52	12.55	1.10	1.00	†	1.00	†	0.72	†	5	117
Voya Intermediate Bond Portfolio
Class ADV
12-31-14	12.42	0.38	•	0.39	0.77	0.38	—	—	0.38	—	12.81	6.21	0.97	0.97		0.97		2.97		191,895	428
12-31-13	12.88	0.39		(0.47)	(0.08)	0.38	—	—	0.38	—	12.42	(0.62)	0.99	0.99		0.99		3.05		37,058	389
12-31-12	12.34	0.42	•	0.67	1.09	0.55	—	—	0.55	—	12.88	8.85	1.00	1.00		1.00		3.25		34,473	425
12-31-11	12.04	0.47	•	0.38	0.85	0.55	—	—	0.55	—	12.34	7.04	1.00	1.00		1.00		3.76		16,953	456
12-31-10	11.62	0.57	•	0.48	1.05	0.63	—	—	0.63	—	12.04	9.01	1.00	1.00	†	1.00	†	4.56	†	4,315	438
Class I
12-31-14	12.50	0.44		0.39	0.83	0.43	—	—	0.43	—	12.90	6.67	0.47	0.47		0.47		3.46		958,412	428
12-31-13	12.96	0.45		(0.47)	(0.02)	0.44	—	—	0.44	—	12.50	(0.12)	0.49	0.49		0.49		3.57		846,916	389
12-31-12	12.40	0.49	•	0.67	1.16	0.60	—	—	0.60	—	12.96	9.39	0.50	0.50		0.50		3.78		1,001,255	425
12-31-11	12.07	0.54	•	0.37	0.91	0.58	—	—	0.58	—	12.40	7.54	0.50	0.50		0.50		4.31		1,205,691	456
12-31-10	11.57	0.61	•	0.53	1.14	0.64	—	—	0.64	—	12.07	9.84	0.50	0.50	†	0.50	†	4.93	†	1,217,280	438
Class S
12-31-14	12.43	0.42	•	0.38	0.80	0.40	—	—	0.40	—	12.83	6.48	0.72	0.72		0.72		3.21		3,477,973	428
12-31-13	12.89	0.44		(0.49)	(0.05)	0.41	—	—	0.41	—	12.43	(0.38)	0.74	0.74		0.74		3.31		1,140,317	389
12-31-12	12.34	0.45	•	0.67	1.12	0.57	—	—	0.57	—	12.89	9.08	0.75	0.75		0.75		3.52		1,221,680	425
12-31-11	12.01	0.51	•	0.37	0.88	0.55	—	—	0.55	—	12.34	7.30	0.75	0.75		0.75		4.09		1,247,149	456
12-31-10	11.52	0.57	•	0.52	1.09	0.60	—	—	0.60	—	12.01	9.51	0.75	0.75	†	0.75	†	4.67	†	1,292,731	438
Class S2
12-31-14	12.43	0.37	•	0.40	0.77	0.41	—	—	0.41	—	12.79	6.17	0.97	0.87		0.87		2.87		5,281	428
12-31-13	12.92	0.44		(0.50)	(0.06)	0.43	—	—	0.43	—	12.43	(0.44)	0.99	0.89		0.89		3.45		1,505	389
12-31-12	12.37	0.41		0.69	1.10	0.55	—	—	0.55	—	12.92	8.93	1.00	0.90		0.90		3.37		1,277	425
12-31-11	12.08	0.52	•	0.34	0.86	0.57	—	—	0.57	—	12.37	7.14	1.00	0.90		0.90		4.20		1,001	456
12-31-10	11.59	0.55•		0.53	1.08	0.59	—	—	0.59	—	12.08	9.29	1.00	0.90	†	0.90	†	4.50	†	3	438

See Accompanying Notes to Financial Statements

27

Financial Highlights (continued)

		Income (loss) from investment operations						Less Distributions											Ratios to average net assets							Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)		Total from investment operations		From net investment income		From net realized gains		From return of capital		Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2) (3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expense net of all reductions/ additions(2) (3)(4)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)		($)		($)		($)		($)		($)		($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Voya Money Market Portfolio
Class I
12-31-14	1.00	—		0.00	*	0.00		—		0.00	*	—		0.00	*	—	1.00	0.02	0.34	0.19		0.19		0.00		616,745	—
12-31-13	1.00	(0.00	)*	0.00	*	0.00	*	—		0.00	*	—		0.00	*	—	1.00	0.02	0.34	0.23		0.23		0.00		768,521	—
12-31-12	1.00	0.00	*	0.00	*	0.00	*	0.00	*	—		—		0.00	*	—	1.00	0.03	0.34	0.34		0.34		0.03		975,469	—
12-31-11	1.00	0.00	*	0.00	*	0.00	*	0.00	*	0.00	*	0.00	*	0.00	*	—	1.00	0.02	0.34	0.26		0.26		0.00	*	1,176,157	—
12-31-10	1.00	0.00	*	0.00	*	0.00	*	0.00	*	—		0.00	*	0.00	*	—	1.00	0.24	0.34	0.31	†	0.31	†	0.02	†	1,069,947	—
Class S
12-31-14	1.00	—		0.00	*	0.00		—		0.00	*	—		0.00	*	—	1.00	0.02	0.59	0.19		0.19		0.00		106	—
12-31-13	1.00	—		0.00	*	0.00		—		0.00	*	—		0.00	*	—	1.00	0.02	0.59	0.23		0.23		0.00		138	—
12-31-12	1.00	(0.00	)*	0.00	*	0.00	*	—		—		—		—		—	1.00	0.00	0.59	0.36		0.36		0.01		134	—
12-31-11	1.00	—		0.00	*	0.00		—		0.00	*	0.00	*	0.00	*	—	1.00	0.02	0.59	0.26		0.26		0.00		314	—
03-15-10(5) - 12-31-10	1.00	0.00	*	0.00	*	0.00	*	0.00	*	—		—		0.00	*	—	1.00	0.00	0.59	0.36	†	0.36	†	0.00	*†	313	—
Voya Small Company Portfolio
Class ADV
12-31-14	23.94	(0.03)		1.26		1.23		—		2.68		—		2.68		—	22.49	6.00	1.34	1.34		1.34		(0.18)		5,861	30
12-31-13	19.13	(0.02)		6.64		6.62		0.01		1.80		—		1.81		—	23.94	37.04	1.34	1.34		1.34		(0.13)		7,233	36
12-31-12	17.39	0.01		2.41		2.42		—		0.68		—		0.68		—	19.13	14.01	1.35	1.35		1.35		0.06		6,213	49
12-31-11	17.98	(0.02	)•	(0.51)		(0.53)		0.06		—		—		0.06		—	17.39	(2.99)	1.35	1.35		1.35		(0.10)		5,938	61
12-31-10	14.60	0.04	•	3.42		3.46		0.08		—		—		0.08		—	17.98	23.75	1.34	1.34	†	1.34	†	0.25	†	3,253	86
Class I
12-31-14	24.63	0.08		1.31		1.39		0.09		2.68		—		2.77		—	23.25	6.54	0.84	0.84		0.84		0.33		520,298	30
12-31-13	19.63	0.08	•	6.84		6.92		0.12		1.80		—		1.92		—	24.63	37.76	0.84	0.84		0.84		0.38		571,880	36
12-31-12	17.82	0.10	•	2.47		2.57		0.08		0.68		—		0.76		—	19.63	14.52	0.85	0.85		0.85		0.55		472,254	49
12-31-11	18.34	0.07		(0.52)		(0.45)		0.07		—		—		0.07		—	17.82	(2.49)	0.85	0.85		0.85		0.38		483,473	61
12-31-10	14.82	0.09		3.52		3.61		0.09		—		—		0.09		—	18.34	24.38	0.84	0.84	†	0.84	†	0.51	†	503,739	86
Class S
12-31-14	24.24	0.02		1.28		1.30		0.02		2.68		—		2.70		—	22.84	6.26	1.09	1.09		1.09		0.08		115,635	30
12-31-13	19.35	0.03		6.72		6.75		0.06		1.80		—		1.86		—	24.24	37.37	1.09	1.09		1.09		0.12		126,746	36
12-31-12	17.57	0.05	•	2.44		2.49		0.03		0.68		—		0.71		—	19.35	14.26	1.10	1.10		1.10		0.28		101,041	49
12-31-11	18.09	0.02		(0.50)		(0.48)		0.04		—		—		0.04		—	17.57	(2.68)	1.10	1.10		1.10		0.12		108,502	61
12-31-10	14.64	0.04		3.47		3.51		0.06		—		—		0.06		—	18.09	24.00	1.09	1.09	†	1.09	†	0.29	†	122,286	86
Class S2
12-31-14	24.06	(0.01	)•	1.27		1.26		—		2.68		—		2.68		—	22.64	6.11	1.34	1.24		1.24		(0.06)		40	30
12-31-13	19.22	(0.02	)•	6.70		6.68		0.04		1.80		—		1.84		—	24.06	37.19	1.34	1.24		1.24		(0.11)		31	36
12-31-12	17.47	0.03		2.41		2.44		0.01		0.68		—		0.69		—	19.22	14.08	1.35	1.25		1.25		0.16		214	49
12-31-11	18.04	0.01	•	(0.52)		(0.51)		0.06		—		—		0.06		—	17.47	(2.85)	1.35	1.25		1.25		0.04		195	61
12-31-10	14.61	0.06	•	3.42		3.48		0.05		—		—		0.05		—	18.04	23.85	1.34	1.24	†	1.24	†	0.40	†	50	86

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

See Accompanying Notes to Financial Statements

28

Financial Highlights (continued)

(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)	Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)	Commencement of operations.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

29

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014

NOTE 1 — ORGANIZATION

The Voya Variable Product Funds are comprised of Voya Balanced Portfolio, Inc., Voya Variable Funds, Voya Variable Portfolios, Inc., Voya Intermediate Bond Portfolio, and Voya Money Market Portfolio (collectively, the “Registrants”), all of which are open-end investment management companies registered under the Investment Company Act of 1940, as amended (“1940 Act” or “Act”).

Voya Balanced Portfolio, Inc. is a company incorporated under the laws of Maryland on December 14, 1988 with one diversified series, Voya Balanced Portfolio (“Balanced”). Voya Variable Funds is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, Voya Growth and Income Portfolio (“Growth and Income”). Voya Variable Portfolios, Inc. is a company incorporated under the laws of Maryland on June 4, 1996 and has nineteen active separate investment series. The two diversified series included in this report are Voya Global Value Advantage Portfolio (“Global Value Advantage”) and Voya Small Company Portfolio (“Small Company”). Voya Intermediate Bond Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, Voya Intermediate Bond Portfolio (“Intermediate Bond”). Voya Money Market Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, Voya Money Market Portfolio (“Money Market”). Each of the portfolios is a “Portfolio” and collectively, they are the “Portfolios.” The investment objective of the Portfolios is described in the Portfolios’ Prospectus.

Each Portfolio offers at least two of the following classes of shares: Adviser Class (“Class ADV”), Class I, Class S and Service 2 Class (Class “S2”) shares. Each class has equal rights as to voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Funds Services, LLC (“VFS” or the “Administrator”), a Delaware limited liability company, serves as the Administrator to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

On July 23, 2014, the SEC adopted amendments to money market fund regulations. Money Market is required to comply with money market reform in phases within 18 months to two years from the adoption of the reform. As a result, Money Market may be required to take certain steps that will impact its current structure and operations, which may affect the performance and yield of the Portfolio. In certain circumstances, the amendments will also allow money market funds to impose liquidity fees and limit redemptions. At this time, management is evaluating the potential implications of these amendments to Money Market.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A. Security Valuation. U.S. GAAP defines fair value as the price the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in equity securities traded on a national securities exchange are valued at the official closing price when available or, for certain markets, the last reported sale price on each valuation day. Securities traded on an exchange for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices on each valuation day. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are fair valued using an independent pricing service which takes into consideration

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NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

such factors as benchmark yields, cash flow assumptions and issuer spreads as well as broker quotes and reported trades for the security as well as securities similar in type, quality, coupon and maturity. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at net asset value (“NAV”). Investments in securities of sufficient credit quality, maturing in 60 days or less, are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities, which are subject to limitations as to their sale) are valued at their fair values, as defined in the 1940 Act, and as determined in good faith by or under the supervision of the Portfolios’ Board of Directors/Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its NAV may also be valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Portfolios (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolios related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Portfolio determines its NAV or if the foreign exchange closes prior to the time a Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Portfolio in foreign securities markets. Further, the value of a Portfolio’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Portfolio. In calculating a Portfolio’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by a Portfolio closes but before the time that a Portfolio’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Portfolio determines its NAV. In such a case, a Portfolio will use the fair value of such securities as determined under a Portfolio’s Valuation Procedures. Events after the close of trading on a foreign market that could require a Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Portfolio to determine that the closing prices for one or more

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NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

securities do not represent readily available reliable market value quotations at the time a Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Portfolio’s NAV.

Money Market uses the amortized cost method to value its portfolio securities, which approximates fair value. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the Investment Adviser’s or Sub-Adviser’s, judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included following the Summary Portfolio of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Portfolios’ Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or Sub-Adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Portfolio uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured a Portfolio can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.

For the year ended December 31, 2014, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such

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NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on a Portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D. Risk Exposures and the Use of Derivative Instruments. Certain Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow a Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and a Portfolio. Associated risks are not the risks that a Portfolio is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Portfolio will not be able to sell the derivative in the open market in a timely

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NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of December 31, 2014, the maximum amount of loss that Balanced and Intermediate Bond would incur if the counterparties to its derivative transactions failed to perform would be $1,073,029 and $11,408,507, respectively, which represents the gross payments to be received by the Portfolios on open OTC swaps, forward foreign currency contracts and purchased options were they to be unwound as of December 31, 2014. At December 31, 2014, certain counterparties have posted $10,658,000 in cash collateral to Intermediate Bond for open OTC derivatives.

Certain portfolios have credit-related contingent features that if triggered would allow their derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit-related contingent features are established between each Portfolio and their derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.

As of December 31, 2014, Balanced and Intermediate Bond had a liability position of $1,420,528 and $956,050, respectively, on forward foreign currency contracts and written options with credit related contingent features. If a contingent feature would have been triggered as of December 31, 2014, the Portfolios could have been required to pay this amount in cash to its counterparties. There was no collateral pledged by any Portfolio for OTC derivatives as of December 31, 2014.

E. Forward Foreign Currency Transactions and Futures Contracts. Certain Portfolios may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. A Portfolio either enters into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

During the year ended December 31, 2014, the following Portfolios had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below:

	Buy	Sell
Balanced	$64,469,619	$42,187,558
Intermediate Bond	26,308,963	71,383,859

The above Portfolios entered into forward foreign currency contracts to protect their non-U.S. dollar-denominated holdings from adverse currency movements. Please refer

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NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

to the tables following each respective Summary Portfolio of Investments for open forward foreign currency contracts at December 31, 2014.

Each Portfolio, with the exception of Money Market, may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio’s assets are valued.

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio’s Summary Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Summary Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2014, Balanced and Intermediate Bond have purchased and sold futures contracts on various equity indices (Balanced only), bonds, and notes. Balanced purchased equity futures to “equitize” cash. Both Balanced and Intermediate Bond purchased and sold futures on bonds and notes as part of their duration management. Balanced, Global Value Advantage and Growth and Income entered into equity futures to “equitize” cash. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of a Portfolio’s securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. During the year ended December 31, 2014, the following Portfolios had average notional values on futures contracts purchased and sold as disclosed below:

	Purchased	Sold
Balanced	$59,422,329	$33,704,022
Intermediate Bond	375,118,787	499,486,721
Global Value Advantage	2,059,957	—
Growth and Income	48,691,095	—

Please refer to the tables following each respective Summary Portfolio of Investments for the above Portfolio’s for open futures contracts at December 31, 2014. There were no open futures contracts for Global Value Advantage at December 31, 2014.

F. Options Contracts. Certain Portfolios may write call and put options on futures, swaps (“swaptions”), securities, commodities or foreign currencies it owns or in which it may invest. Writing put options tends to increase the Portfolios exposure to the underlying instrument. Writing call options tends to decrease the Portfolios exposure to the underlying instrument. When a Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolios may not be able to enter into a closing transaction because of an illiquid market. The Portfolios may also purchase put and call options. Purchasing call options tends to increase the Portfolios’ exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolios exposure to the underlying instrument. The Portfolios pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be

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NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

During the year ended December 31, 2014, Balanced had purchased and written foreign currency options to gain exposure to currencies and to generate income. Please refer to the Summary Portfolio of Investments for open purchased foreign currency options at December 31, 2014. Please refer to the table following the Summary Portfolio of Investments for open written foreign currency options at December 31, 2014.

During the year ended December 31, 2014, Balanced and Intermediate Bond have purchased interest rate swaptions to gain exposure to interest rates. Please refer to each respective Summary Portfolio of Investments for open purchased interest rate swaptions for both Portfolios at December 31, 2014. In addition, Balanced and Intermediate Bond had written interest rate swaptions to generate income. Please refer to each the tables following each respective Summary Portfolio of Investment for open written interest rate swaptions at December 31, 2014.

Please refer to Note 9 for the volume of both purchased and written option activity during the year ended December 31, 2014.

G. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Balanced, Global Value Advantage, and Small Company declare and pay dividends annually. Growth and Income and Intermediate Bond declare and pay dividends semi-annually. Money Market declares dividends daily and pays dividends, if any, monthly. Each Portfolio distributes capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

H. Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

I. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

J. Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

Repurchase agreements are entered into by the Portfolios under Master Repurchase Agreements (“MRA”) which permit the Portfolios, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables or payables under the MRA with collateral held and/or pledged by the counterparty and create one single net payment due to or from the respective Portfolio. Please refer to the table following the Portfolio of Investments for Money Market for open repurchase agreements subject to the MRA on a net basis at December 31, 2014.

K. Securities Lending. Each Portfolio (except Money Market) may temporarily loan up to 33⅓% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is

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NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to a Portfolio in the event a Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral with the following exception: The Bank of New York Mellon (“BNY”) provides the Portfolio indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

L. Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as defined by the Act, determined in good faith under procedures approved by the Board.

M. When-Issued and Delayed-Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such is identified in the Summary Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to hold liquid assets as collateral with the Portfolios’ custodian sufficient to cover the purchase price.

To mitigate counterparty risk, certain Portfolios have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities). At December 31, 2014, Intermediate Bond had posted $1,561,361 in cash collateral for open delayed-delivery transactions. At December 31, 2014, certain counterparties had posted $3,145,000 in cash collateral to Intermediate Bond for open delayed-delivery transactions.

N. Mortgage Dollar Roll Transactions. Each Portfolio, except Small Company, may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales.

O. Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Portfolio’s Summary Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Portfolio’s Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or

37

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio’s Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Portfolio’s counterparty on the swap agreement becomes the CCP. The Portfolios are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Portfolios are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Summary Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio’s Summary Portfolio of Investment and serve as an indicator of the current status

38

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2014, for which a Portfolio is seller of protection are disclosed in each Portfolio’s Summary Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

For the year ended December 31, 2014, both Balanced and Intermediate Bond have purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and to hedge against anticipated potential credit events.

For the year ended December 31, 2014, both Balanced and Intermediate Bond have purchased credit protection on credit default swap indices (“CDX”). A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. The Portfolios use CDX swaps to hedge the credit risk associated with various sectors within the credit markets.

For the year ended December 31, 2014, Balanced and Intermediate Bond had average notional amounts of $1,989,576 and $96,415,828, respectively, on credit default swaps to buy protection. Please refer to the tables following the Summary Portfolio of Investments for both Portfolio’s for open credit default swaps to buy protection at December 31, 2014. There were no open credit default swaps to sell protection at December 31, 2014.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

For the year ended December 31, 2014, Balanced and Intermediate Bond had entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on Long interest rate swaps were $38,535,911 and $1,136,617,000, respectively.

For the year ended December 31, 2014, Balanced and Intermediate Bond had entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on Short interest rate swaps were $31,092,070 and $924,278,000, respectively.

Balanced and Intermediate Bond entered into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the table following each respective the Summary Portfolio of Investments for Balanced and Intermediate Bond for open interest rate swaps at December 31, 2014.

At December 31, 2014, Balanced and Intermediate Bond had posted $575,000 and $3,642,000, respectively, in cash collateral for open centrally cleared interest rate swaps.

P. Indemnifications. In the normal course of business, the Registrants may enter into contracts that provide certain indemnifications. The Registrants’ maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

39

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2014, the cost of purchases and proceeds from the sales of securities, excluding short-term and U.S. government securities, were as follows:

	Purchases	Sales
Balanced	$403,351,846	$464,957,799
Global Value Advantage	152,231,325	168,753,416
Growth and Income	3,743,118,600	4,315,014,635
Intermediate Bond	709,849,233	1,847,934,570
Small Company	197,419,770	302,136,737

U.S. government securities not included above were as follows:

	Purchases	Sales
Balanced	$576,312,560	$578,926,522
Intermediate Bond	18,649,951,016	17,838,090,650

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Portfolios have entered into investment management agreements (“Investment Management Agreements”) with the Investment Adviser. The Investment Management Agreements compensate the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee
Balanced	0.500%
Global Value Advantage	0.46% on the first $500 million; 0.43% on the next $500 million; 0.41% thereafter
Growth and Income	0.500% on the first $10 billion; 0.450% on the next $5 billion; 0.425% thereafter
Intermediate Bond(1)	0.400% on first $4 billion; 0.380 on next $3 billion; 0.360% thereafter
Money Market	0.250%
Small Company	0.750%

(1)	Effective close of business on March 14, 2014, advisory fee breakpoints were incorporated.

The Administrator provides certain administrative and shareholder services necessary for each Portfolio’s operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from each Portfolio (except Global Value Advantage) a fee at an annual rate of 0.055% on the first $5 billion of each Portfolio’s average daily net assets and 0.030% thereafter. For Global Value Advantage, the Administrator is entitled to receive a fee at an annual rate of 0.10% of the Portfolio’s average daily net assets.

The Investment Adviser has entered into sub-advisory agreements with Voya IM. Voya IM acts as sub-adviser to all Portfolios. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.

In placing equity security transactions, the Sub-Adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to obtain the best execution for each transaction. Subject to this requirement, each Sub-Adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to a Portfolio) paid to the broker-dealers to pay certain expenses of a Portfolio. These commission recapture payments benefit the Portfolios and not the Sub-Adviser. Any amount credited to the Portfolios is reflected as brokerage commission recapture on the accompanying Statements of Operations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Class ADV and Class S2 shares of the respective Portfolios are subject to a Shareholder Service and Distribution Plan (the “Plan”). Under the Plan, the Distributor is paid an annual shareholder service fee at the rate of 0.25% and an annual distribution fee at the rate of 0.25% of the average daily net assets attributable to its Class ADV and Class S2 shares. The Distributor has contractually agreed to waive a portion of its fee equal to 0.10% of the average daily net assets attributable to the distribution fee paid by Class S2 shares of the Portfolios, so that the actual fee paid by a Portfolio is an annual rate of 0.15%. Additionally, the Distributor has contractually agreed to waive a portion of its fee equal to 0.05% of the average daily net assets attributable to the distribution fee paid by Class ADV shares of Growth and Income, so that the actual fee paid by the Portfolio is an annual rate of 0.20%. Termination or modification of these obligations requires approval by the Board.

Class S shares of the respective Portfolios have adopted either a Distribution Plan or a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (collectively, the “12b-1 Plans”), whereby the Distributor is compensated by each Portfolio for expenses incurred for Shareholder Servicing and/or the distribution of each Portfolio’s shares. Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and

40

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

promotion of each Portfolio’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets. For Money Market, the Distributor agreed to waive 0.10% of average daily net assets attributable to distribution fees for Class S shares. Termination or modification of this obligation requires approval by the Board.

The Distributor and Voya Investments have contractually agreed to waive a portion of their distribution and/or shareholder servicing fees and management fees, as applicable, and to reimburse certain expenses to the extent necessary to assist Money Market in maintaining a yield of not less than zero. There is no guarantee that Money Market will maintain such a yield. Management fees waived or expenses reimbursed are subject to possible recoupment by Voya Investments, as applicable, within three years subject to certain restrictions. For the year ended December 31, 2014, the Distributor waived $162 of Class S specific distribution fees and Voya Investments waived $1,043,344 of management fees for Money Market to maintain a yield of not less than zero. Termination or modification of this obligation requires approval by the Board. Please note that these waivers or reimbursements are in addition to existing contractual expense limitations, if any.

As of December 31, 2014, amounts of waived fees that are subject to possible recoupment by Voya Investments, and the related expiration dates are as follows:

	December 31,
	2015	2016	2017	Total
Money Market	$29,441	$951,763	$1,043,344	$2,024,548

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2014, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Portfolios:

Subsidiary/Affiliated Investment Company	Portfolio	Percentage
Voya Institutional Trust Company	Intermediate Bond	5.10%
	Money Market	6.68
	Small Company	6.89
Voya Insurance and Annuity	Global Value Advantage	97.20
Company	Growth and Income	46.36
	Intermediate Bond	73.08
	Small Company	14.96
Voya Retirement Insurance and	Balanced	89.24
Annuity Company	Growth and Income	47.43
	Intermediate Bond	17.54
	Money Market	91.47
	Small Company	52.96
Voya Solution 2025 Portfolio	Small Company	5.62
Voya Solution 2035 Portfolio	Small Company	5.03

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, if certain Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

The Portfolios have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors/trustees, as described in the Plan, to defer the receipt of all or a portion of the directors’/trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director/trustee under the Plan, the amounts deferred are invested in shares of the funds selected by the director/trustee (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’/trustees’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of directors’/trustees’ fees under the Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.

NOTE 7 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”)

41

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 7 — EXPENSE LIMITATION AGREEMENT (continued)

with the following Portfolios whereby the Investment Adviser has agreed to limit expenses, excluding interest expense, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

	Class ADV	Class I	Class S	Class S2
Global Value Advantage(1)	1.34%	N/A	1.09%	N/A
Growth and Income(2)	1.30%	0.70%	0.95%	1.10%
Intermediate Bond(3)	1.05%	0.55%	0.80%	0.95%
Small Company	1.45%	0.95%	1.20%	1.35%

(1)	Effective January 1, 2014, pursuant to a side letter agreement, through May 1, 2015, the Investment Adviser has further lowered the expense limits for Global Value Advantage to 1.15% and 0.90% for Class ADV and Class S, respectively. Termination or modification of this obligation requires approval by the Board. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.
(2)	Effective January 1, 2014, the Investment Adviser has entered into a written expense limitation agreement with the Portfolio. Prior to January 1, 2014, there was no expense limitation agreement associated with the Portfolio.
(3)	Effective close of business on March 14, 2014, the Investment Adviser has entered into a written expense limitation agreement with the Portfolio. Prior to the close of business on March 14, 2014, there was no expense limitation agreement associated with the Portfolio.

The Investment Adviser may at a later date recoup from a Portfolio management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of December 31, 2014, the Portfolios did not have any amount of waived or reimbursed fees that would be subject to possible recoupment by the Investment Adviser.

The Expense Limitation Agreements are contractual through May 1, 2015 and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.

NOTE 8 — LINE OF CREDIT

The Portfolios, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with BNY for an aggregate amount of $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase or sale of securities;

or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 23, 2014, the funds to which the Credit Agreement is available paid a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Portfolios utilized the line of credit during the year ended December 31, 2014:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Balanced	1	$3,960,000	1.09%
Global Value Advantage	2	1,395,500	1.09
Growth and Income	3	1,293,333	1.10
Intermediate Bond	6	1,501,333	1.09
Money Market	5	11,904,000	1.09
Small Company	1	850,000	1.13

NOTE 9 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased foreign currency options for Balanced during the year ended December 31, 2014 were as follows:

	USD Notional	Cost
Balance at 12/31/13	2,100,000	$37,704
Options Purchased	32,366,200	157,190
Options Terminated in Closing Sell Transactions	(3,427,000)	(20,629)
Options Expired	(28,196,200)	(161,187)
Balance at 12/31/14	2,843,000	$13,078

Transactions in purchased interest rate swaptions for Balanced during the year ended December 31, 2014 were as follows:

	USD Notional	GBP Notional	Cost
Balance at 12/31/13	—	—	$—
Options Purchased	213,216,598	28,198,000	1,137,501
Options Terminated in Closing Sell Transactions	(150,807,000)	(28,198,000)	(746,091)
Options Expired	(34,860,000)	—	(267,407)
Balance at 12/31/14	27,549,598	—	$124,003

42

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 9 — PURCHASED AND WRITTEN OPTIONS (continued)

Transactions in written foreign currency options for Balanced during the year ended December 31, 2014 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/13	—	$—
Options Written	6,245,000	32,121
Options Terminated in Closing Purchase Transactions	(1,097,000)	(2,797)
Options Expired	(5,148,000)	(29,324)
Balance at 12/31/14	—	$—

Transactions in written interest rate swaptions for Balanced during the year ended December 31, 2014 were as follows:

	USD Notional	GBP Notional	Premiums Received
Balance at 12/31/13	—	—	$—
Options Written	214,413,000	6,260,000	764,358
Options Terminated in Closing Purchase Transactions	(135,174,000)	(6,260,000)	(329,817)
Options Expired	(49,747,000)	—	(348,634)
Balance at 12/31/14	29,492,000	—	$85,907

Transactions in purchased interest rate swaptions for Intermediate Bond during the year ended December 31, 2014 were as follows:

	USD Notional	Cost
Balance at 12/31/13	—	$—
Options Purchased	6,276,464,485	31,110,026
Options Terminated in Closing Sell Transactions	(4,376,735,000)	(19,264,804)
Options Expired	(905,910,000)	(6,975,507)
Balance at 12/31/2014	993,819,485	$4,869,715

Transactions in written interest rate swaptions for Intermediate Bond during the year ended December 31, 2014 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/13	—	$—
Options Written	5,367,356,000	17,954,800
Options Terminated in Closing Purchase Transactions	(4,887,226,000)	(11,579,572)
Options Expired	(480,130,000)	(6,375,228)
Balance at 12/31/2014	—	$—

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Balanced
Class I
12/31/2014	490,372	—	612,403	(4,861,806)	(3,759,031)	6,967,759	—	8,604,651	(69,819,472)	(54,247,062)
12/31/2013	544,796	—	904,528	(5,431,175)	(3,981,851)	7,132,513	—	11,524,626	(71,012,966)	(52,355,827)
Class S
12/31/2014	16,786	—	5,585	(111,231)	(88,860)	241,401	—	78,141	(1,586,005)	(1,266,463)
12/31/2013	34,801	—	8,534	(81,205)	(37,870)	454,554	—	108,216	(1,053,011)	(490,241)
Class S2
12/31/2014	—	—	—	—	—	—	—	—	—	—
12/31/2013	—	—	—	—	—	—	—	—	—	—
Global Value Advantage
Class ADV
12/31/2014	28,485	—	3,901	(38,773)	(6,387)	259,356	—	34,754	(352,057)	(57,947)
12/31/2013	46,920	—	5,443	(87,712)	(35,349)	390,030	—	45,612	(732,384)	(296,742)
Class S
12/31/2014	832,547	—	566,924	(2,946,785)	(1,547,314)	7,689,471	—	5,096,647	(26,987,001)	(14,200,883)
12/31/2013	819,208	—	752,663	(3,618,924)	(2,047,053)	6,924,057	—	6,360,001	(30,506,434)	(17,222,376)
Growth and Income
Class ADV
12/31/2014	400,469	—	5,534,480	(7,386,574)	(1,451,625)	13,212,287	—	170,185,252	(241,956,332)	(58,558,793)
12/31/2013	1,229,454	886,651	382,137	(8,000,800)	(5,502,558)	9,564,397	23,183,620	11,891,951	(198,987,932)	(154,347,964)

43

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Growth and Income (continued)
Class I
12/31/2014	799,962	—	8,918,861	(8,742,866)	975,957	25,620,199	—	277,287,376	(288,762,379)	14,145,196
12/31/2013	10,633,556	8,750,399	849,096	(27,339,586)	(7,106,535)	51,585,607	231,206,800	26,718,804	(526,847,988)	(217,336,777)
Class S
12/31/2014	227,145	—	3,298,025	(4,897,593)	(1,372,423)	7,362,201	—	101,480,245	(160,678,902)	(51,836,456)
12/31/2013	1,485,386	631,491	279,350	(6,587,175)	(4,190,948)	25,617,444	16,527,516	8,705,057	(165,876,887)	(115,026,870)
Class S2
12/31/2014	6,900	—	1,246	(35,280)	(27,134)	226,688	—	38,099	(1,174,602)	(909,815)
12/31/2013	8,532	123	349	(1,670)	7,334	233,463	3,176	10,775	(40,551)	206,863
Intermediate Bond
Class ADV
12/31/2014	1,008,851	12,168,090	434,533	(1,609,142)	12,002,332	13,074,243	154,197,567	5,558,145	(20,800,864)	152,029,091
12/31/2013	677,544	—	87,257	(458,645)	306,156	8,735,924	—	1,083,732	(5,838,053)	3,981,603
Class I
12/31/2014	5,701,375	7,270,005	2,419,543	(8,856,545)	6,534,378	74,750,108	92,812,192	31,190,200	(115,079,220)	83,673,280
12/31/2013	2,896,960	—	2,327,564	(14,756,853)	(9,532,329)	37,485,182	—	29,094,530	(190,414,507)	(123,834,795)
Class S
12/31/2014	9,546,315	203,703,912	8,318,881	(42,127,562)	179,441,546	123,095,452	2,585,587,889	106,574,035	(547,039,572)	2,268,217,804
12/31/2013	7,349,411	—	2,886,264	(13,317,263)	(3,081,588)	93,761,496	—	35,876,256	(170,956,813)	(41,319,061)
Class S2
12/31/2014	368,717	3,875,395	12,601	(3,965,115)	291,598	4,799,225	50,331,277	161,042	(50,304,272)	4,987,272
12/31/2013	121,292	—	4,071	(103,101)	22,262	1,555,924	—	50,560	(1,331,480)	275,004
Money Market
Class I
12/31/2014	70,331,752	—	109,900	(222,173,820)	(151,732,168)	70,331,752	—	109,900	(222,173,820)	(151,732,168)
12/31/2013	97,965,837	—	160,387	(305,022,157)	(206,895,933)	97,965,837	—	160,387	(305,022,157)	(206,895,933)
Class S
12/31/2014	2,169	—	16	(33,836)	(31,651)	2,169	—	16	(33,836)	(31,651)
12/31/2013	4,915	—	24	(1,335)	3,604	4,915	—	24	(1,335)	3,604
Small Company
Class ADV
12/31/2014	31,232	—	37,382	(110,097)	(41,483)	701,029	—	780,154	(2,416,034)	(934,851)
12/31/2013	50,981	—	29,625	(103,342)	(22,736)	1,085,894	—	565,528	(2,244,916)	(593,494)
Class I
12/31/2014	2,074,599	—	2,971,526	(5,881,293)	(835,168)	48,553,568	—	63,887,801	(133,003,794)	(20,562,425)
12/31/2013	1,229,124	—	2,252,991	(4,321,623)	(839,508)	27,025,188	—	44,091,036	(94,484,562)	(23,368,338)
Class S
12/31/2014	493,548	—	620,364	(1,279,303)	(165,391)	11,001,481	—	13,126,900	(28,787,447)	(4,659,066)
12/31/2013	2,025,319	—	497,718	(2,517,774)	5,263	42,702,881	—	9,600,986	(55,181,288)	(2,877,421)
Class S2
12/31/2014	319	—	177	—	496	7,035	—	3,725	—	10,760
12/31/2013	1,093	—	1,084	(12,034)	(9,857)	22,918	—	20,767	(261,347)	(217,662)

NOTE 11 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY, each Portfolio (except Money Market) can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of

non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is

44

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 11 — SECURITIES LENDING (continued)

invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

The following is a summary of the Portfolio’s securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2014:

The following tables represent a summary of each respective Portfolio’s securities lending agreements by counterparty which are subject to offset under a MSLA as of December 31, 2014:

Balanced

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
ABN AMRO Bank N.V.	$390,606	$(390,606)	$—
Barclays Capital Inc.	137,751	(137,751)	—
Citigroup Global Markets	1,025,297	(1,025,297)	—
Credit Suisse Securities (USA) LLC	264,363	(264,363)	—
Deutsche Bank Securities Inc.	112,110	(112,110)	—
First Clearing LLC	39,974	(39,974)	—
Goldman Sachs & Company	357,915	(357,915)	—
Janney Montgomery Scott	3,084	(3,084)	—
JPMorgan Clearing Corp.	136,550	(136,550)	—

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
JPMorgan Securities	98,606	(98,606)	—
Nomura Securities International, Inc.	108,555	(108,555)	—
RBC Capital Markets LLC	70,728	(70,728)	—
RBC Dominion Securities	464,762	(464,762)	—
RBS Securities	210,741	(210,741)	—
Scotia Capital	244,009	(244,009)	—
SG Americas Securities, LLC	68,455	(68,455)	—
UBS Securities LLC.	340,182	(340,182)	—
Wells Fargo Securities LLC	1	(1)	—
Total	$4,073,689	$(4,073,689)	$—

(1)	Collateral with a fair value of $4,181,077 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Growth and Income

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
RBC Capital Markets, LLC	$998,140	$(998,140)	$—
Total	$998,140	$(998,140)	$—

(1)	Collateral with a fair value of $1,027,284 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Intermediate Bond

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$19,683,262	$(19,683,262)	$—
Citigroup Global Markets	93,675,025	(93,675,025)	—
Credit Suisse Securities (USA) LLC	3,373,777	(3,373,777)	—
Goldman, Sachs & Co.	28,683	(28,683)	—
JPMorgan Clearing Corp.	7,978,849	(7,978,849)	—
J.P. Morgan Securities LLC	112,307	(112,307)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	250,832	(250,832)	—
NewEdge USA, LLC	158,063	(158,063)	—
RBC Capital Markets, LLC	4,085,822	(4,085,822)	—
Scotia Capital	3,003,840	(3,003,840)	—
Total	$132,350,460	$(132,350,460)	$—

(1)	Collateral with a fair value of $135,279,785 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

45

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 11 — SECURITIES LENDING (continued)

Small Company

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Deutsche Bank Securities	$4,700	$(4,700)	$—
Goldman Sachs & Company	703,371	(703,371)	—
JPMorgan Clearing Corp.	891,276	(891,276)	—
Morgan Stanley & Co. LLC	3,872,680	(3,872,680)	—
RBC Capital Markets, LLC	93,342	(93,342)	—
SG Americas Securities, LLC	44,932	(44,932)	—
UBS Securities LLC.	164,328	(164,328)	—
Total	$5,774,629	$(5,774,629)	$—

(1)	Collateral with a fair value of $5,910,206 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — CONCENTRATION OF INVESTMENT RISK

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by each Portfolio and their corresponding risks, see the Portfolios’ most recent Prospectus and/or the Statement of Additional Information.

Foreign Securities (All Portfolios). Investments in foreign (non-U.S.) securities may entail risks not present in domestic investments. Since securities in which the Portfolios may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Portfolios’ investments.

Emerging Markets Investments (Balanced and Intermediate Bond). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.

Regulatory (Money Market). Changes in government regulations may adversely affect the value of a security held by the Portfolio. In addition, the SEC has adopted amendments to money market fund regulation, which when implemented may, among other things, require the Portfolio to change the manner in which it values its securities, impose new liquidity fees on redemptions in certain circumstances, and permit the Portfolio to limit redemptions in certain circumstances. These changes may result in reduced yields for money market funds, including the Portfolio. Compliance with amended money market fund regulation is required within 18 months to two years from the adoption of the reform. The SEC or other regulators may adopt additional money market reforms, which may impact the operations or performance of the Portfolio.

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2014:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Balanced	$(6,687)	$(1,646,749)	$1,653,436
Global Value Advantage	—	(60,789)	60,789
Growth and Income	(6,140,109)	(877,754)	7,017,863
Intermediate Bond(1)	—	11,160,449	(11,160,449)
Money Market	—	(2,067)	2,067
Small Company	—	919,086	(919,086)

(1) Relates to the tax treatment of foreign currency transactions, paydowns and swaps.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

46

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 13 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
Balanced	$8,682,792	$—	$11,632,842	$—
Global Value Advantage	5,131,401	—	6,405,613	—
Growth and Income	84,492,933	464,792,313	47,349,001	—
Intermediate Bond	143,494,004	—	66,118,947	—
Money Market	109,916	—	159,096	1,315
Small Company	14,880,846	62,917,734	13,616,038	40,662,279

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2014 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the ’’Act’’) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Portfolios' pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

	Undistributed Ordinary	Late Year Ordinary Losses	Undistributed Long-term	Post-October Capital Losses	Unrealized Appreciation/	Capital Loss Carryforwards
	Income	Deferred	Capital Gains	Deferred	(Depreciation)	Amount	Character	Expiration
Balanced	$9,628,574	$—	$—	$—	$34,890,371	$(27,823,239)	Short-term	2017

Global Value Advantage	3,989,014	—	—	—	12,919,031	(16,195,194)	Short-term	2017
						(6,695,973)	Short-term	2018
						$(22,891,167)

Growth and Income	—	(6,631)	—	(20,869,570)	1,041,328,238	(16,483,874)	Short-term	2015
						(70,550,465)	Short-term	2016
						(237,184)	Long-term	None
						$(87,271,523)*

Intermediate Bond	8,536,949	—	—	(532,231)	57,705,286	(152,830,543)*	Short-term	2017

Money Market	57,517	—	9,705	—	(101)	—	—	—

Small Company	11,219,286	—	81,173,807	—	127,885,590	(1,570,777)	Short-term	2015
						(1,570,776)	Short-term	2016
						(520,509)	Short-term	2017
						$(3,662,062)*

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2010.

As of December 31, 2014, no provision for income tax is required in the Portfolios' financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

47

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 14 — REORGANIZATIONS

On March 14, 2014, Intermediate Bond (“Acquiring Portfolio”) acquired all of the net assets of ING Bond Portfolio (“Acquired 1 Portfolio”), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the shareholders of the Acquired 1 Portfolio on February 27, 2014. The purposes of the transaction were to combine two portfolios with comparable investment objectives, policies, restrictions, portfolio holdings and management. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired 1 Portfolio were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on January 1, 2014, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2014, are as follows:

Net investment income	$140,371,277
Net realized and unrealized gain on investments	$111,508,006
Net increase in net assets resulting from operations	$251,879,283

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired 1 Portfolio that have been included in the Acquiring Portfolio’s statement of operations since March 14, 2014. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:

Total Net Assets of Acquired 1 Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired 1 Portfolio’s Capital Loss Carryforwards (000s)	Acquired 1 Portfolio’s Unrealized Appreciation (000s)	Portfolios’ Conversion Ratio
$401,363	$2,027,068	$6,819	$1,198	0.7080

The net assets of the Acquiring Portfolio after the acquisition of Acquired 1 Portfolio were $2,428,431,449.

On March 21, 2014, Intermediate Bond (“Acquiring Portfolio”) acquired all of the net assets of ING Total Return Bond Portfolio (“Acquired 2 Portfolio”), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the shareholders of the Acquired 2 Portfolio on January 28, 2014. The purposes of the transaction were to combine two portfolios with comparable investment objectives and policies. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired 2 Portfolio were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on January 1, 2014, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2014, are as follows:

Net investment income	$150,250,860
Net realized and unrealized gain on investments	$133,073,443
Net increase in net assets resulting from operations	$283,324,303

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired 2 Portfolio that have been included in the Acquiring Portfolio’s statement of operations since March 21, 2014. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:

Total Net Assets of Acquired 2 Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired 2 Portfolio’s Capital Loss Carryforwards (000s)	Acquired 2 Portfolio’s Unrealized Appreciation (000s)	Portfolios’ Conversion Ratio
$2,481,566	$2,412,823	$—	$37,067	0.8585

The net assets of the Acquiring Portfolio after the acquisition of Acquired 2 Portfolio were $4,894,389,260.

NOTE 15 — RESTRUCTURING PLAN

In October 2009, ING Groep N.V. (“ING Groep”) submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc. (formerly, ING U.S., Inc.), before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep was required to divest at least 25% of Voya Financial, Inc. by the end of 2013 and more than 50% by the end of 2014, and is required to divest its remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, Voya Financial, Inc. conducted an initial public offering of its common stock (the “IPO”). In October 2013, March 2014, and September 2014, ING

48

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 15 — RESTRUCTURING PLAN (continued)

Groep divested additional shares in several secondary offerings of common stock of Voya Financial, Inc. and concurrent share repurchases by Voya Financial, Inc. These transactions reduced ING Groep’s ownership interest in Voya Financial, Inc. to 32%. Voya Financial, Inc. did not receive any proceeds from these offerings.

In November 2014, through an additional secondary offering and the concurrent repurchase of shares by Voya Financial, Inc., ING Groep further reduced its interest in Voya Financial, Inc. below 25% to approximately 19% (the “November 2014 Offering”). The November 2014 Offering was deemed by the Investment Adviser to be a change of control (the “Change of Control”), which resulted in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Investment Adviser and Sub-Adviser provide services to the Portfolios. In anticipation of this termination, and in order to ensure that the existing investment advisory and sub-advisory services could continue uninterrupted, in 2013 the Board approved new advisory and sub-advisory agreements for the Portfolios, as applicable, in connection with the IPO. In addition, in 2013, shareholders of each Portfolio approved new investment advisory and affiliated sub-advisory agreements prompted by the IPO, as well as any future advisory and affiliated sub-advisory agreements prompted by the Separation Plan that are approved by the Board and that have terms not materially different from the current agreements. This meant that shareholders would not have another opportunity to vote on a new agreement with the Investment Adviser or the current affiliated sub-adviser even upon a change of control prompted by the Separation Plan, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.

On November 18, 2014, in response to the Change of Control, the Board, at an in-person meeting, approved new investment advisory and affiliated sub-advisory agreements. At that meeting, the Investment Adviser represented that the agreements approved by the Board were not materially different from the agreements approved by shareholders in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Portfolios will not be asked to vote again on these new agreements with the Investment Adviser and affiliated sub-adviser.

NOTE 16 — SUBSEQUENT EVENTS

On September 12, 2014, the Board approved a proposal to reorganize Voya International Value Portfolio and Voya

Global Resources Portfolio, which are not included in this report (the “Disappearing Portfolios”) with and into Global Value Advantage (the “Reorganization”). The proposed Reorganization has been approved by shareholders of the Disappearing Portfolios. It is expected that the Reorganization will take place on or about March 6, 2015. In conjunction with the proposed Reorganization, Class T and Class I shares of Global Value Advantage will commence on or about March 6, 2015. In addition, if shareholder approval is obtained, a new side letter agreement for Global Value Advantage would limit expenses to 1.14%, 0.64%, 0.89%, 1.04%, and 1.24% for Class ADV, Class I, Class S, Class S2, and Class T, respectively, through May 1, 2016. Amounts waived or reimbursed will not be eligible for recoupment.

On November 20, 2014, the Board approved a change to the administrative agreement with VFS with respect to Balanced, Growth and Income, Intermediate Bond, Money Market and Small Company. Effective January 1, 2015, VFS is entitled to receive from each Portfolio a fee at an annual rate of 0.10% of its average daily net assets. VFS is contractually obligated to waive the administrative services fee increase and this obligation would remain in effect for at least two years from the effective date of January 1, 2015. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

On November 20, 2014, the Board approved a proposal to reorganize Voya Aggregate Bond Portfolio, which is not included in this report (the “Disappearing Portfolio”) with and into Intermediate Bond (the “Reorganization”) on or about July 17, 2015. The proposed Reorganization is subject to approval by the shareholders of the Disappearing Portfolio at a shareholder meeting scheduled to be held on or about July 10, 2015. If shareholder approval is obtained, and pending Board approval of the revised Reorganization date, it is expected that the Reorganization will take place on or about August 14, 2015.

Subsequent to the period end, the Board approved amendments to the Portfolios’ Valuation Procedures which changed the valuation methodology for investments in securities of sufficient credit quality, maturing in 60 days or less from amortized cost to a price provided by an independent pricing service.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

49

Voya Balanced Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 57.4%
		Consumer Discretionary: 8.2%
6,667	@	Amazon.com, Inc.	$2,069,103	0.4
38,259		Brinker International, Inc.	2,245,421	0.4
2,659		Chipotle Mexican Grill, Inc.	1,820,112	0.4
48,578		Comcast Corp. - Class A	2,818,010	0.6
32,879		Home Depot, Inc.	3,451,309	0.7
56,267		Macy’s, Inc.	3,699,555	0.7
23,444		Nike, Inc.	2,254,141	0.4
35,159		Walt Disney Co.	3,311,626	0.6
477,349		Other Securities(a)	20,519,773	4.0
			42,189,050	8.2
		Consumer Staples: 5.0%
60,726		ConAgra Foods, Inc.	2,203,139	0.4
31,652		CVS Caremark Corp.	3,048,404	0.6
25,825		PepsiCo, Inc.	2,442,012	0.5
31,563		Procter & Gamble Co.	2,875,074	0.6
248,900		Other Securities	15,050,246	2.9
			25,618,875	5.0
		Energy: 3.7%
25,741		Anadarko Petroleum Corp.	2,123,632	0.4
40,375		ExxonMobil Corp.	3,732,669	0.7
20,400		Royal Dutch Shell PLC - Class A ADR	1,365,780	0.3
57,432		Royal Dutch Shell PLC - Class A	1,916,676	0.4
194,505		Other Securities	9,603,057	1.9
			18,741,814	3.7
		Financials: 11.4%
27,564		Ameriprise Financial, Inc.	3,645,339	0.7
32,311		Citigroup, Inc.	1,748,348	0.3
27,632		Discover Financial Services	1,809,620	0.4
46,815		Invesco Ltd.	1,850,129	0.4
43,261		JPMorgan Chase & Co.	2,707,273	0.5
27,385		Prudential Financial, Inc.	2,477,247	0.5
48,945		Wells Fargo & Co.	2,683,165	0.5
2,558,701		Other Securities	41,202,804	8.1
			58,123,925	11.4
		Health Care: 8.3%
44,747		AbbVie, Inc.	2,928,244	0.6
41,766		Bristol-Myers Squibb Co.	2,465,447	0.5
28,918		Cardinal Health, Inc.	2,334,550	0.4
9,059		McKesson Corp.	1,880,467	0.4
40,441		Merck & Co., Inc.	2,296,645	0.4
20,290		Novartis AG	1,881,765	0.4
87,369		Pfizer, Inc.	2,721,544	0.5

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
19,667	UnitedHealth Group, Inc.	$1,988,137	0.4
295,146	Other Securities	24,197,340	4.7
		42,694,139	8.3
	Industrials: 6.7%
39,667	Ametek, Inc.	2,087,674	0.4
14,337	Roper Industries, Inc.	2,241,590	0.4
23,694	Union Pacific Corp.	2,822,666	0.6
1,136,112	Other Securities	27,267,597	5.3
		34,419,527	6.7
	Information Technology: 9.0%
55,173	Apple, Inc.	6,089,996	1.2
74,257	Cisco Systems, Inc.	2,065,458	0.4
2,395	Google, Inc.	1,260,728	0.2
3,653	Google, Inc. - Class A	1,938,501	0.4
25,898	Intuit, Inc.	2,387,537	0.5
115,976	Microsoft Corp.	5,387,085	1.1
68,596	Oracle Corp.	3,084,762	0.6
611,391	Other Securities	23,676,855	4.6
		45,890,922	9.0
	Materials: 2.6%
24,010	Eastman Chemical Co.	1,821,398	0.4
28,106	Packaging Corp. of America	2,193,673	0.4
275,415	Other Securities(a)	9,189,946	1.8
		13,205,017	2.6
	Telecommunication Services: 0.8%
413,728	Other Securities	4,174,336	0.8
	Utilities: 1.7%
313,737	Other Securities	8,783,221	1.7
	Total Common Stock (Cost $255,899,943)	293,840,826	57.4
EXCHANGE-TRADED FUNDS: 10.8%
74,500	iShares iBoxx High Yield Corporate Bond Fund	6,675,200	1.3
394,800	iShares MSCI Emerging Markets Index Fund	15,511,692	3.0
436,100	PowerShares Senior Loan Portfolio	10,479,483	2.0
593,600	SPDR Barclays Capital High Yield Bond ETF	22,918,896	4.5
	Total Exchange-Traded Funds (Cost $58,555,273)	55,585,271	10.8

See Accompanying Notes to Financial Statements

50

Voya Balanced Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: 0.2%
	Affiliated Investment Companies: 0.2%
138,463	Voya High Yield Bond Fund - Class P	$1,113,245	0.2
	Total Mutual Funds (Cost $1,132,753)	1,113,245	0.2
PREFERRED STOCK: 0.1%
	Utilities: 0.1%
69,390	Other Securities	343,008	0.1
	Total Preferred Stock (Cost $441,494)	343,008	0.1

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 8.7%
		Basic Materials: 0.8%
340,000	#	Anglo American Capital PLC, 2.625%, 09/27/17	343,400	0.1
230,000		Eastman Chemical Co., 2.700%-3.800%, 01/15/20-03/15/25	232,896	0.1
160,000	#,L	FMG Resources August 2006 Pty Ltd., 6.875%, 04/01/22	133,800	0.0
67,000	#	Georgia-Pacific LLC, 2.539%, 11/15/19	67,053	0.0
50,000	#	Georgia-Pacific LLC, 3.163%, 11/15/21	50,374	0.0
70,000	#	Georgia-Pacific LLC, 3.600%, 03/01/25	70,444	0.0
100,000	#	Georgia-Pacific LLC, 3.734%, 07/15/23	102,462	0.1
135,000	#	Glencore Funding LLC, 2.500%, 01/15/19	133,058	0.0
75,000	#	NOVA Chemicals Corp., 5.250%, 08/01/23	76,031	0.0
95,000	#	Steel Dynamics, Inc., 5.125%, 10/01/21	96,781	0.0
127,000	#	Xstrata Finance Canada Ltd., 4.950%, 11/15/21	134,177	0.0
2,679,000		Other Securities	2,673,229	0.5
			4,113,705	0.8
		Communications: 1.8%
200,000	#	Alibaba Group Holding Ltd., 3.125%, 11/28/21	197,899	0.0
200,000	#	Alibaba Group Holding Ltd., 3.600%, 11/28/24	198,779	0.1
63,000	#	CommScope, Inc., 5.000%, 06/15/21	62,370	0.0

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications (continued)
77,000	#	CommScope, Inc., 5.500%, 06/15/24	$76,230	0.0
103,000	#	Cox Communications, Inc., 3.850%, 02/01/25	104,181	0.0
142,000	#	COX Communications, Inc., 2.950%, 06/30/23	136,423	0.1
70,000	#	COX Communications, Inc., 4.500%, 06/30/43	68,237	0.0
220,000	#	Netflix, Inc., 5.750%, 03/01/24	229,900	0.1
200,000	#	Numericable Group SA, 6.000%, 05/15/22	201,350	0.0
170,000	#	Sinclair Television Group, Inc., 5.625%, 08/01/24	165,325	0.0
209,000	#	Sirius XM Radio, Inc., 5.875%, 10/01/20	215,792	0.1
200,000	#	Softbank Corp., 4.500%, 04/15/20	197,750	0.0
400,000	#	Telefonica Chile SA, 3.875%, 10/12/22	392,505	0.1
44,000	#	Verizon Communications, Inc., 4.862%, 08/21/46	45,309	0.0
131,000	#	Verizon Communications, Inc., 5.012%, 08/21/54	136,120	0.0
110,000	#	West Corp., 5.375%, 07/15/22	105,600	0.0
6,400,000		Other Securities(a)	6,646,946	1.3
			9,180,716	1.8
		Consumer Staples: 0.0%
40,000		Other Securities	44,300	0.0
		Consumer, Cyclical: 0.4%
110,000	#	Cedar Fair L.P. / Canada’s Wonderland Co. / Magnum Management Corp., 5.375%, 06/01/24	109,587	0.0
200,000	#	DreamWorks Animation SKG, Inc., 6.875%, 08/15/20	206,000	0.0
1,700,000		Other Securities	1,754,488	0.4
			2,070,075	0.4
		Consumer, Non-cyclical: 1.2%
95,000	#	Alliance Data Systems Corp., 5.375%, 08/01/22	94,050	0.0
261,000	#	Amsurg Corp., 5.625%, 07/15/22	268,830	0.1
95,000	#	JBS USA LLC / JBS USA Finance, Inc., 5.875%, 07/15/24	93,575	0.0
100,000	#	Marfrig Overseas Ltd., 9.500%, 05/04/20	102,000	0.0

See Accompanying Notes to Financial Statements

51

Voya Balanced Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
160,000	#	Medtronic, Inc., 3.150%, 03/15/22	$162,808	0.0
169,000	#	Medtronic, Inc., 3.500%, 03/15/25	173,252	0.1
72,000	#	Medtronic, Inc., 4.375%, 03/15/35	76,641	0.0
70,000	#	Medtronic, Inc., 4.625%, 03/15/45	76,198	0.0
100,000	#	Valeant Pharmaceuticals International, 7.000%, 10/01/20	106,000	0.0
100,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	107,000	0.0
67,000	#	WM Wrigley Jr Co., 2.400%, 10/21/18	67,531	0.0
149,000	#	WM Wrigley Jr Co., 2.900%, 10/21/19	151,093	0.1
69,000	#	WM Wrigley Jr Co., 3.375%, 10/21/20	70,619	0.0
4,277,000		Other Securities	4,465,411	0.9
			6,015,008	1.2
		Diversified: 0.1%
450,000	#	Hutchison Whampoa International 12 Ltd., 6.000%, 05/29/49	480,821	0.1
		Energy: 1.0%
79,000	#	Enable Midstream Partners L.P., 3.900%, 05/15/24	76,294	0.1
34,000	#	Enable Midstream Partners L.P., 5.000%, 05/15/44	32,147	0.0
25,000	#	Hilcorp Energy I L.P./Hilcorp Finance Co., 5.000%, 12/01/24	22,031	0.0
80,000	#	Kinder Morgan Finance Co., LLC, 6.000%, 01/15/18	87,104	0.0
400,000	#	Reliance Industries Ltd., 5.875%, 12/31/49	390,500	0.1
85,000	#	Sanchez Energy Corp., 6.125%, 01/15/23	71,613	0.0
4,224,000		Other Securities(a)	4,121,351	0.8
			4,801,040	1.0

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial: 2.5%
200,000	#	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 5.950%, 01/30/24	$208,500	0.1
739,000		Bank of America Corp., 3.300%-5.000%, 01/11/23-01/21/44	770,046	0.2
97,000	#	Barclays Bank PLC, 6.050%, 12/04/17	106,958	0.0
200,000	#	BPCE SA, 5.150%, 07/21/24	206,482	0.0
200,000	#	BPCE SA, 5.700%, 10/22/23	215,401	0.1
150,000	#	Caixa Economica Federal, 4.500%, 10/03/18	148,125	0.0
89,000	#	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 11.000%, 12/29/49	114,766	0.0
200,000	#	Credit Suisse AG, 6.500%, 08/08/23	220,044	0.1
117,000		Discover Financial Services, 5.200%, 04/27/22	129,414	0.0
113,000	#	Five Corners Funding Trust, 4.419%, 11/15/23	119,708	0.0
100,000	#	HBOS PLC, 6.750%, 05/21/18	111,700	0.0
181,000	#	International Lease Finance Corp., 7.125%, 09/01/18	203,172	0.0
200,000	#	Itau Unibanco Holding SA / Cayman Island, 5.125%, 05/13/23	200,000	0.0
881,000		JPMorgan Chase & Co., 1.625%-6.125%, 05/15/18-12/29/49	876,285	0.2
571,000		Morgan Stanley, 3.750%-5.000%, 02/25/23-11/24/25	590,240	0.1
200,000	#	RBS Citizens Financial Group, Inc., 4.150%, 09/28/22	205,044	0.1
188,000	#	Scentre Group Trust 1 / Scentre Group Trust 2, 3.500%, 02/12/25	189,135	0.0
7,633,000		Other Securities(a)	7,985,805	1.6
			12,600,825	2.5

See Accompanying Notes to Financial Statements

52

Voya Balanced Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Industrial: 0.2%
80,000	#	AP Moeller - Maersk A/S, 2.550%, 09/22/19	$80,313	0.0
90,000	#	Keysight Technologies, Inc., 3.300%, 10/30/19	89,514	0.0
60,000	#	Keysight Technologies, Inc., 4.550%, 10/30/24	60,142	0.0
100,000	#	Sanmina Corp., 4.375%, 06/01/19	99,500	0.0
45,000	#	Sealed Air Corp., 8.375%, 09/15/21	50,513	0.0
761,000		Other Securities	824,076	0.2
			1,204,058	0.2
		Industrials: 0.0%
30,000		Other Securities	35,032	0.0
		Technology: 0.2%
55,000	#	Activision Blizzard, Inc., 5.625%, 09/15/21	57,888	0.0
85,000	#	Audatex North America, Inc., 6.000%, 06/15/21	87,975	0.0
200,000	#	NXP BV / NXP Funding LLC, 5.750%, 02/15/21	211,000	0.0
783,000		Other Securities	801,792	0.2
			1,158,655	0.2
		Utilities: 0.5%
200,000	#	Abu Dhabi National Energy Co., 5.875%, 12/13/21	232,000	0.0
62,000	#,L	Berkshire Hathaway Energy Co., 3.500%, 02/01/25	62,526	0.0
225,000	#	Calpine Corp., 6.000%, 01/15/22	240,750	0.1
58,000	#	Duquesne Light Holdings, Inc., 5.900%, 12/01/21	67,360	0.0
86,000	#	Duquesne Light Holdings, Inc., 6.400%, 09/15/20	100,553	0.0
200,000	#	Empresa de Energia de Bogota SA, 6.125%, 11/10/21	213,040	0.0
47,000	#	Jersey Central Power & Light Co., 4.700%, 04/01/24	50,271	0.0
1,649,000		Other Securities	1,790,701	0.4
			2,757,201	0.5
		Total Corporate Bonds/Notes (Cost $43,362,046)	44,426,404	8.7

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: 3.3%
250,000	#	BAMLL Commercial Mortgage Securities Trust 2014-INLD, 2.764%, 12/15/29	$250,935	0.1
110,000	#	BAMLL Re-REMIC Trust 2014-FRR7 A, 2.420%, 10/26/44	108,392	0.0
120,410		Banc of America Alternative Loan Trust 2004-1 4A1, 4.750%, 02/25/19	121,401	0.0
350,000		Banc of America Commercial Mortgage Trust 2007-3 AJ, 5.547%, 06/10/49	362,557	0.1
120,000		Banc of America Commercial Mortgage Trust 2007-3 B, 5.547%, 06/10/49	122,460	0.0
310,000		Banc of America Commercial Mortgage Trust 2007-4 AJ, 5.821%, 02/10/51	322,359	0.1
190,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc. 2004-4 G, 5.422%, 07/10/42	195,800	0.0
90,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc. 2005-2 H, 5.268%, 07/10/43	90,015	0.0
50,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.422%, 07/10/42	48,885	0.0
74,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.744%, 03/11/41	74,237	0.0
45,677		Banc of America Mortgage 2005-J Trust 2A4, 2.699%, 11/25/35	42,282	0.0
70,000	#	Bank of America Merrill Lynch Commercial Mortgage, Inc., 5.268%, 07/10/43	70,748	0.0
170,000	#	Bank of America Merrill Lynch Commercial Mortgage, Inc., 6.030%, 11/10/38	175,298	0.1
196,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR4, 5.829%, 06/11/41	211,237	0.0
70,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR6, 5.406%, 11/11/41	77,024	0.0
130,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR6, 5.683%, 11/11/41	143,152	0.1

See Accompanying Notes to Financial Statements

53

Voya Balanced Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
140,000	#	Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18, 5.345%, 02/13/42	$136,095	0.0
110,000	#	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22, 5.575%, 04/12/38	116,399	0.0
228,502	#	Beckman Coulter, Inc., 7.498%, 12/15/18	253,546	0.1
120,000	#	Citigroup Commercial Mortgage Trust 2004-C1, 5.250%, 04/15/40	121,356	0.1
3,370	#	Citigroup Commercial Mortgage Trust 2004-C1, 5.802%, 04/15/40	3,414	0.0
969,599	#,^	Citigroup Commercial Mortgage Trust, 2.210%, 09/10/45	97,369	0.0
110,000	#	Commercial 2004-LNB2 Mortgage Trust, 6.067%, 03/10/39	122,780	0.1
753,914	^	Commercial Mortgage Pass Through Certificates, 1.421%, 04/10/47	62,523	0.0
80,000	#	Commercial Mortgage Trust 2004-GG1 F, 6.025%, 06/10/36	81,691	0.0
1,465,290	^	Commercial Mortgage Trust, 1.419%, 10/10/46	124,538	0.0
633,162	^	Commercial Mortgage Trust, 1.773%, 01/10/46	53,191	0.0
964,834	^	Commercial Mortgage Trust, 1.907%, 08/15/45	95,862	0.0
1,760,374	^	Commercial Mortgage Trust, 1.977%, 10/15/45	182,469	0.1
2,380,000	#,^	Commercial Mortgage Trust, 0.596%, 10/15/45	102,354	0.0
210,000	#	Credit Suisse Commercial Mortgage Trust Series 2008-C1, 5.970%, 02/15/41	220,357	0.0
14,061	#	Credit Suisse First Boston Mortgage Securities Corp., 5.322%, 08/15/36	14,076	0.0
300,000	#	Credit Suisse First Boston Mortgage Securities Corp., 5.592%, 04/12/49	301,333	0.1
50,000	#	Credit Suisse First Boston Mortgage Securities Corp., 6.254%, 05/15/36	57,289	0.0

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
64,353	#	Credit Suisse Mortgage Capital Certificates, 2.346%, 07/27/37	$64,904	0.0
931,759	#,^	DBUBS 2011-LC1 Mortgage Trust, 1.374%, 11/10/46	21,620	0.0
100,000	#	DBUBS 2011-LC2 Mortgage Trust, 5.443%, 07/10/44	106,175	0.0
562,000		Fannie Mae Connecticut Avenue Securities, 2.770%-5.170%, 01/25/24-11/25/24	544,272	0.1
145,164	^	First Horizon Alternative Mortgage Securities, 6.531%, 12/25/36	35,423	0.0
180,000		Freddie Mac Structured Agency Credit Risk Debt Notes, 3.770%, 04/25/24	166,017	0.0
7,410,304	#,^	FREMF Mortgage Trust, 0.100%, 12/25/44	40,660	0.0
60,000	#	GE Capital Commercial Mortgage Series 2005-C2, 5.282%, 05/10/43	51,530	0.0
8,351	#	GMAC Commercial Mortgage Securities, Inc. Series 2003-C1 Trust, 5.000%, 05/10/36	8,411	0.0
961,655	^	GS Mortgage Securities Corp. II, 2.560%, 05/10/45	107,752	0.0
120,000	#	GS Mortgage Securities Trust 2011-GC3, 5.535%, 03/10/44	129,508	0.1
40,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Thr, 5.606%, 05/15/41	41,935	0.0
3,154,247	^	JP Morgan Chase Commercial Mortgage Securities Corp., 0.655%, 01/15/46	74,738	0.0
1,498,782	^	JP Morgan Chase Commercial Mortgage Securities Corp., 1.757%, 06/15/45	117,270	0.1
90,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2003-PM1, 5.984%, 08/12/40	95,966	0.0
40,000		JP Morgan Chase Commercial Mortgage Securities Trust, 5.683%, 06/12/41	38,980	0.0

See Accompanying Notes to Financial Statements

54

Voya Balanced Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,000,000	#,^	JP Morgan Chase Commercial Mortgage Securities Trust, 0.359%, 12/15/47	$25,068	0.0
1,597,050	^	JPMBB Commercial Mortgage Securities Trust 2013-C14, 1.008%, 08/15/46	69,957	0.0
1,293,565	^	JPMBB Commercial Mortgage Securities Trust, 1.288%, 04/15/47	75,273	0.0
1,408,839	#,^	LB-UBS Commercial Mortgage Trust 2004-C1, 1.000%, 01/15/36	23,382	0.0
190,000	#	LB-UBS Commercial Mortgage Trust 2005-C1, 5.297%, 02/15/40	191,042	0.1
30,000	#	LB-UBS Commercial Mortgage Trust 2005-C5, 5.350%, 09/15/40	29,908	0.0
60,000	#	LB-UBS Commercial Mortgage Trust 2006-C6, 5.991%, 09/15/39	61,603	0.0
60,000	#	LB-UBS Commercial Mortgage Trust 2006-C6, 5.991%, 09/15/39	61,123	0.0
60,000	#	LB-UBS Commercial Mortgage Trust 2006-C6, 5.991%, 09/15/39	59,681	0.0
8,481,332	#,^	LB-UBS Commercial Mortgage Trust, 0.651%, 11/15/38	95,603	0.0
90,000	#	LB-UBS Commercial Mortgage Trust, 5.147%, 10/15/36	88,302	0.0
180,000	#	LB-UBS Commercial Mortgage Trust, 5.991%, 09/15/39	187,559	0.1
180,000	#	LB-UBS Commercial Mortgage Trust, 6.890%, 07/15/32	180,144	0.0
2,035,576	^	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7, 1.713%, 02/15/46	177,336	0.1
1,276,620	^	Morgan Stanley Bank of America Merrill Lynch Trust, 1.288%, 08/15/47	100,561	0.0
1,540,346	#,^	Morgan Stanley Bank of America Merrill Lynch Trust, 2.139%, 11/15/45	145,798	0.0
29,760		Morgan Stanley Capital I Trust 2004-IQ7, 5.191%, 06/15/38	29,730	0.0
80,000	#	Morgan Stanley Capital I Trust 2005-HQ6, 5.379%, 08/13/42	78,909	0.0

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
140,000		Morgan Stanley Capital I Trust 2005-IQ10, 5.252%, 09/15/42	$135,514	0.0
87,880		Morgan Stanley Capital I Trust 2007-HQ13, 5.649%, 12/15/44	87,805	0.0
150,000	#	Morgan Stanley Capital I Trust 2008-TOP29, 6.278%, 01/11/43	154,918	0.0
130,000	#	Morgan Stanley Capital I Trust 2011-C1, 5.251%, 09/15/47	143,874	0.1
100,000	#	Morgan Stanley Capital I Trust 2011-C1, 5.251%, 09/15/47	109,526	0.0
100,000	#	Morgan Stanley Capital I Trust 2011-C1, 5.251%, 09/15/47	107,902	0.0
240,000		Morgan Stanley Capital I Trust, 5.389%, 11/12/41	246,620	0.1
170,000		Morgan Stanley Capital I, 5.336%, 01/14/42	169,988	0.1
63,000	#	Morgan Stanley Dean Witter Capital I Trust 2002-IQ3, 6.974%, 09/15/37	62,180	0.0
200,000	#	Morgan Stanley Reremic Trust, 0.250%, 07/27/49	174,240	0.0
391,873	#	Morgan Stanley Reremic Trust, 5.246%, 12/17/43	395,942	0.1
606,325	#,^	RBSCF Trust, 1.192%, 04/15/24	2	0.0
212,591	#	Springleaf Mortgage Loan Trust 2013-3, 1.870%, 09/25/57	212,568	0.0
150,000	#	TIAA CMBS I Trust, 5.770%, 06/19/33	157,401	0.0
961,406	#,^	UBS-Barclays Commercial Mortgage Trust, 2.132%, 08/10/49	105,832	0.0
220,000	#	Wachovia Bank Commercial Mortgage Trust Series 2005-C17 G, 5.396%, 03/15/42	221,045	0.0
966,537	#,^	Wells Fargo Commercial Mortgage Trust 2012-LC5 XA, 2.101%, 10/15/45	101,580	0.0
1,404,005	#,^	WFRBS Commercial Mortgage Trust 2012-C8 XA, 2.201%, 08/15/45	144,060	0.1
6,936,590		Other Securities	6,216,928	1.2
		Total Collateralized Mortgage Obligations (Cost $16,572,896)	16,837,489	3.3

See Accompanying Notes to Financial Statements

55

Voya Balanced Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: 3.1%
		U.S. Treasury Bonds: 0.4%
2,009,000		3.125%, due 08/15/44	$2,163,286	0.4
		U.S. Treasury Notes: 2.7%
3,207,000		1.000%, due 12/15/17	3,199,858	0.6
2,315,000		1.875%, due 11/30/21	2,301,797	0.5
2,589,000		2.000%, due 01/31/16	2,635,369	0.5
2,659,000		2.250%, due 11/15/24	2,677,281	0.5
3,054,000	L	0.625%-1.625%, due 12/31/16-11/30/19	3,047,714	0.6
			13,862,019	2.7
		Total U.S. Treasury Obligations (Cost $15,944,077)	16,025,305	3.1
ASSET-BACKED SECURITIES: 2.1%
		Automobile Asset-Backed Securities: 0.3%
40,000	#	AmeriCredit Automobile Receivables Trust 2011-3, 5.760%, 12/10/18	41,200	0.0
190,000	#	AmeriCredit Automobile Receivables Trust, 3.290%, 05/08/20	191,781	0.1
40,000	#	MMCA Automobile Trust, 2.260%, 10/15/20	40,177	0.0
120,000	#	Oscar US Funding Trust 2014-1, 2.550%, 12/15/21	121,752	0.0
160,000	#	Santander Drive Auto Receivables Trust 2013-A, 3.780%, 10/15/19	164,797	0.1
110,000		Santander Drive Auto Receivables Trust 2013-A, 4.710%, 01/15/21	114,000	0.0
730,000		Other Securities	738,602	0.1
			1,412,309	0.3
		Credit Card Asset-Backed Securities: 0.0%
90,000		Other Securities	89,521	0.0
		Other Asset-Backed Securities: 1.8%
500,000	#	Ares XII CLO Ltd., 2.233%, 11/25/20	505,349	0.1
250,000	#	Atrium V, 3.932%, 07/20/20	245,175	0.0
250,000	#	Black Diamond CLO 2005-1A C, 1.017%, 06/20/17	247,750	0.1
250,000	#	BlackRock Senior Income Series V Ltd. 2007-5A D, 2.483%, 08/13/19	235,899	0.0
250,000	#	Bluemountain CLO III Ltd. 2007-3A C, 0.933%, 03/17/21	242,444	0.0
500,000	#	Carlyle High Yield Partners IX Ltd., 0.640%, 08/01/21	479,775	0.1

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
200,000	#	Castle Garden Funding, 1.984%, 10/27/20	$199,245	0.1
100,000	#	Castle Garden Funding, 6.560%, 10/27/20	107,320	0.0
200,000	#	CIFC Funding 2006-I Ltd., 1.831%, 10/20/20	194,403	0.0
200,000	#	CIFC Funding 2006-II Ltd., 1.834%, 03/01/21	193,234	0.1
96,297	#	CIFC Funding 2006-II Ltd., 4.234%, 03/01/21	94,763	0.0
250,000	#	ColumbusNova CLO IV Ltd 2007-II, 2.481%, 10/15/21	244,820	0.1
250,000	#	ColumbusNova CLO Ltd 2006-II, 1.732%, 04/04/18	243,975	0.0
500,000	#	ColumbusNova CLO Ltd 2006-II, 3.982%, 04/04/18	500,001	0.1
250,000	#	Gulf Stream - Compass CLO, 3.683%, 10/28/19	250,117	0.1
250,000	#	Gulf Stream - Sextant CLO, 0.931%, 08/21/20	247,456	0.0
250,000	#	Halcyon Structured Asset Management Long Secured/ Short Unsecured, 2.532%, 08/07/21	248,827	0.1
80,000	#	Invitation Homes 2013-SFR1 Trust, 2.900%, 12/17/30	76,401	0.0
50,000	#	Invitation Homes Trust, 1.162%, 06/17/31	49,462	0.0
130,000	#	Invitation Homes Trust, 2.254%, 06/17/31	128,763	0.1
250,000	#	Katonah IX CLO Ltd., 0.954%, 01/25/19	242,750	0.0
330,000	#	Kingsland III Ltd., 0.883%, 08/24/21	317,117	0.1
500,000	#	Lightpoint CLO V 2006-5A B, 2.031%, 04/15/18	499,960	0.1
250,000	#	Madison Park Funding Ltd., 1.234%, 07/26/21	244,669	0.0
250,000	#	Momentum Capital Fund Ltd., 1.631%, 09/18/21	246,883	0.0
250,000	#	MSIM Peconic Bay Ltd., 2.231%, 07/20/19	251,513	0.1
500,000	#	Muir Grove CLO Ltd., 2.234%, 03/25/20	499,813	0.1
250,000	#	Northwoods Capital VII Ltd., 3.732%, 10/22/21	250,062	0.1

See Accompanying Notes to Financial Statements

56

Voya Balanced Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†				Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
			Other Asset-Backed Securities (continued)
	250,000	#	Northwoods Capital VIII Ltd., 2.233%, 07/28/22	$248,847	0.0
	250,000	#	St James River CLO Ltd. 2007-1A D, 2.539%, 06/11/21	245,113	0.0
	50,000	#	Trade MAPS 1 Ltd., 2.412%, 12/10/18	49,950	0.0
	600,000	#	WhiteHorse III Ltd./Corp 2006-1A A3L, 0.982%, 05/01/18	599,214	0.1
	400,000	#	WhiteHorse III Ltd/Corp, 2.082%, 05/01/18	396,811	0.1
	763,990		Other Securities	664,096	0.1
				9,491,977	1.8
			Total Asset-Backed Securities (Cost $10,930,697)	10,993,807	2.1
FOREIGN GOVERNMENT BONDS: 2.7%
EUR	1,175,000	#	Austria Government Bond, 1.650%, 10/21/24	1,549,356	0.3
	99,700	#	Belize Government International Bond, 5.000%, 02/20/38	72,282	0.0
EUR	2,072,660		Bundesrepublik Deutsche Inflation Linked Bond, 0.100%, 04/15/23	2,621,096	0.5
EUR	10,000		Bundesrepublik Deutschland, 1.000%, 08/15/24	12,614	0.0
	100,000	#,L	Dominican Republic International Bond, 6.600%, 01/28/24	106,750	0.0
	250,000	#	El Fondo MIVIVIENDA S.A., 3.500%, 01/31/23	238,750	0.1
	20,000	#	El Salvador Government International Bond, 5.875%, 01/30/25	19,550	0.0
	200,000	#	Hrvatska Elektroprivreda, 6.000%, 11/09/17	209,600	0.0
	200,000	#	Kazakhstan Temir Zholy Finance BV, 6.950%, 07/10/42	193,900	0.0
	228,000	#	Lithuania Government International Bond, 5.125%, 09/14/17	248,235	0.1
	10,000	#	Romanian Government International Bond, 4.375%, 08/22/23	10,563	0.0
GBP	87,844,065		Other Securities (a)	8,663,441	1.7

Principal Amount†			Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
		Total Foreign Government Bonds (Cost $14,376,720)	$13,946,137	2.7
U.S. GOVERNMENT AGENCY OBLIGATIONS: 4.9%
		Agency Collat CMO: 0.2%
5,989,618	^	4.500%-6.401%, due 07/25/30-06/25/36	1,042,827	0.2
		Federal Home Loan Mortgage Corporation: 1.4%##
11,981,320	^	0.100%-7.589%, due 12/15/17-01/15/42	6,898,098	1.4
		Federal National Mortgage Association: 2.2%##
15,400,300	^,W	0.670%-7.500%, due 06/01/16-07/01/43	11,323,249	2.2
		Government National Mortgage Association: 1.1%
12,555,368	^	0.630%, due 07/20/39	223,694	0.1
3,888,326	^	0.677%, due 12/16/43	207,217	0.0
1,915,345		4.000%, due 10/20/44	2,058,388	0.4
3,992,519	^	4.500%, due 05/16/35	204,569	0.0
2,744,960		1.625%-7.000%, due 12/20/29-10/20/60	2,921,832	0.6
			5,615,700	1.1
		Total U.S. Government Agency Obligations (Cost $24,447,221)	24,879,874	4.9

# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: 0.0%
		Interest Rate Swaptions: 0.0%
12,021,000	@	Pay a fixed rate equal to 4.900% and receive a floating rate equal to the 3-month USD-LIBOR-BBA, Exp. 05/29/15 Counterparty: Citigroup, Inc.	241	0.0
14,155,598	@	Pay a fixed rate equal to 5.008% and receive a floating rate equal to the 3-month USD-LIBOR-BBA, Exp. 05/29/15 Counterparty: Goldman Sachs & Co.	193	0.0

See Accompanying Notes to Financial Statements

57

Voya Balanced Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: (continued)
		Interest Rate Swaptions (continued)
1,373,000	@	Pay a fixed rate equal to 5.030% and receive a floating rate equal to the 3-month USD-LIBOR-BBA, Exp. 05/22/15 Counterparty: Citigroup, Inc.	$11	0.0
			445	0.0
		Options on Currencies: –%
2,843,000	@	Put USD vs. Call EUR, Strike @ 1.307, Exp. 01/05/15 Counterparty: Deutsche Bank AG	—	—
		Total Purchased Options (Cost $137,081)	445	0.0
		Total Long-Term Investments (Cost $441,800,201)	477,991,811	93.3

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.7%
	Securities Lending Collateralcc: 0.8%
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $1,000,005, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,020,000, due 01/01/15-09/01/49)	1,000,000	0.2
181,077	Daiwa Capital Markets, Repurchase Agreement dated 12/31/14, 0.12%, due 01/02/15 (Repurchase Amount $181,078, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $184,699, due 06/01/ 17-03/01/48)	181,077	0.0

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
1,000,000	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $1,000,008, collateralized by various U.S. Government Securities, 0.625%-3.125%, Market Value plus accrued interest $1,020,000, due 09/30/17-02/15/42)	$1,000,000	0.2
1,000,000	Nomura Securities, Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $1,000,004, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $1,020,000, due 01/07/15-10/20/64)	1,000,000	0.2
1,000,000	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $1,000,005, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.375%-7.250%, Market Value plus accrued interest $1,020,000, due 11/15/15-07/15/56)	1,000,000	0.2
		4,181,077	0.8

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.9%
9,575,915	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $9,575,915)	9,575,915	1.9

See Accompanying Notes to Financial Statements

58

Voya Balanced Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Shares		Value	Percentage of Net Assets
	Mutual Funds (continued)
	Total Short-Term Investments (Cost $13,756,992)	$13,756,992	2.7
	Total Investments in Securities (Cost $455,557,193)	$491,748,803	96.0
	Assets in Excess of Other Liabilities	20,260,996	4.0
	Net Assets	$512,009,799	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2014.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

@	Non-income producing security.

ADR	American Depositary Receipt

cc	Represents securities purchased with cash collateral received for securities on loan.

W	Settlement is on a when-issued or delayed-delivery basis.

L	Loaned security, a portion or all of the security is on loan at December 31, 2014.

^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(a)	This grouping contains securities on loan.

CAD	Canadian Dollar

EUR	EU Euro

GBP	British Pound

MXN	Mexican Peso

NGN	Nigerian Naira

Cost for federal income tax purposes is $456,463,141

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$48,049,034
Gross Unrealized Depreciation	(12,763,372)
Net Unrealized Appreciation	$35,285,662

See Accompanying Notes to Financial Statements

59

Voya Balanced Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$35,511,306	$6,677,744	$—	$42,189,050
Consumer Staples	20,476,643	5,142,232	—	25,618,875
Energy	15,433,109	3,308,705	—	18,741,814
Financials	44,058,781	14,065,144	—	58,123,925
Health Care	36,028,113	6,666,026	—	42,694,139
Industrials	27,517,362	6,902,165	—	34,419,527
Information Technology	43,594,305	2,296,617	—	45,890,922
Materials	9,412,043	3,792,974	—	13,205,017
Telecommunication Services	992,785	3,181,551	—	4,174,336
Utilities	7,168,799	1,614,422	—	8,783,221
Total Common Stock	240,193,246	53,647,580	—	293,840,826
Exchange-Traded Funds	55,585,271	—	—	55,585,271
Mutual Funds	1,113,245	—	—	1,113,245
Preferred Stock	343,008	—	—	343,008
Purchased Options	—	445	—	445
Corporate Bonds/Notes	—	44,446,193	—	44,446,193
Collateralized Mortgage Obligations	—	16,837,489	—	16,837,489
Short-Term Investments	9,575,915	4,181,077	—	13,756,992
Foreign Government Bonds	—	13,926,348	—	13,926,348
U.S. Government Agency Obligations	—	24,879,874	—	24,879,874
Asset-Backed Securities	—	10,993,807	—	10,993,807
U.S. Treasury Obligations	—	16,025,305	—	16,025,305
Total Investments, at fair value	$306,810,685	$184,938,118	$—	$491,748,803
Other Financial Instruments+
Centrally Cleared Swaps	—	824,546	—	824,546
Forward Foreign Currency Contracts	—	864,235	—	864,235
Futures	288,998	—	—	288,998
OTC Swaps	—	208,349	—	208,349
Total Assets	$307,099,683	$186,835,248	$—	$493,934,931
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(915,369)	$—	$(915,369)
Forward Foreign Currency Contracts	—	(1,338,068)	—	(1,338,068)
Futures	(489,736)	—	—	(489,736)
Written Options	—	(82,460)	—	(82,460)
Total Liabilities	$(489,736)	$(2,335,897)	$—	$(2,825,633)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

60

Voya Balanced Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2014, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/13	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 12/31/14	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya High Yield Bond Fund - Class P	$—	$1,132,753	$—	$(19,508)	$1,113,245	$7,821	$—	$—
	$—	$1,132,753	$—	$(19,508)	$1,113,245	$7,821	$—	$—

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At December 31, 2014, the following forward foreign currency contracts were outstanding for Voya Balanced Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	EU Euro	499,988	Buy	02/27/15	$611,000	$605,330	$(5,670)
Barclays Bank PLC	Swedish Krona	3,332,115	Buy	02/27/15	431,000	427,520	(3,480)
Barclays Bank PLC	EU Euro	210,960	Buy	02/27/15	261,000	255,407	(5,593)
Barclays Bank PLC	Singapore Dollar	110,734	Buy	02/27/15	85,291	83,504	(1,787)
BNP Paribas Bank	EU Euro	378,477	Buy	02/27/15	465,000	458,218	(6,782)
BNP Paribas Bank	Swedish Krona	3,347,247	Buy	02/27/15	436,000	429,462	(6,538)
BNP Paribas Bank	Japanese Yen	156,765,980	Buy	02/27/15	1,335,000	1,309,399	(25,601)
Citigroup, Inc.	New Zealand Dollar	731,877	Buy	02/27/15	570,000	567,793	(2,207)
Citigroup, Inc.	Australian Dollar	288,301	Buy	02/27/15	233,000	234,430	1,430
Citigroup, Inc.	Swedish Krona	1,683,699	Buy	02/27/15	223,000	216,024	(6,976)
Citigroup, Inc.	South African Rand	666,240	Buy	03/20/15	56,350	56,863	513
Citigroup, Inc.	Canadian Dollar	265,143	Buy	02/27/15	234,000	227,939	(6,061)
Citigroup, Inc.	Australian Dollar	1,213,165	Buy	02/27/15	1,038,000	986,474	(51,526)
Citigroup, Inc.	Canadian Dollar	451,962	Buy	02/27/15	398,461	388,544	(9,917)
Citigroup, Inc.	British Pound	1,832,726	Buy	02/27/15	2,863,579	2,855,247	(8,332)
Citigroup, Inc.	British Pound	118,369	Buy	02/27/15	185,000	184,411	(589)
Citigroup, Inc.	Hong Kong Sar Dollar	83,689	Buy	02/27/15	10,792	10,792	0
Citigroup, Inc.	Japanese Yen	542,628,630	Buy	02/27/15	4,672,275	4,532,345	(139,930)
Credit Suisse Group AG	Australian Dollar	170,798	Buy	02/27/15	147,796	138,882	(8,914)
Deutsche Bank AG	New Zealand Dollar	439,071	Buy	02/27/15	338,000	340,633	2,633
Deutsche Bank AG	South African Rand	1,332,479	Buy	03/20/15	112,304	113,725	1,421
Deutsche Bank AG	Czech Koruna	1,154,548	Buy	03/20/15	52,452	50,485	(1,967)
Deutsche Bank AG	Hungarian Forint	401,990	Buy	03/20/15	1,603	1,534	(69)
Deutsche Bank AG	Polish Zloty	422,687	Buy	03/20/15	125,166	118,973	(6,193)
Deutsche Bank AG	EU Euro	246,163	Buy	02/27/15	309,000	298,027	(10,973)
Deutsche Bank AG	Indonesian Rupiah	841,602,000	Buy	02/27/15	67,871	67,034	(837)
Deutsche Bank AG	Thai Baht	4,334,011	Buy	02/27/15	130,937	131,364	427
Goldman Sachs & Co.	Swedish Krona	1,627,946	Buy	02/27/15	216,000	208,870	(7,130)
Goldman Sachs & Co.	EU Euro	53,971	Buy	02/27/15	67,401	65,342	(2,059)
Goldman Sachs & Co.	Swiss Franc	780,062	Buy	02/27/15	811,632	785,405	(26,227)
Goldman Sachs & Co.	Danish Krone	849,772	Buy	02/27/15	142,640	138,146	(4,494)
Goldman Sachs & Co.	EU Euro	5,891,994	Buy	02/27/15	7,358,121	7,133,377	(224,744)
Goldman Sachs & Co.	Norwegian Krone	7,545,326	Buy	02/27/15	1,111,225	1,010,791	(100,434)
HSBC Bank PLC	Russian Ruble	2,847,623	Buy	03/20/15	42,131	46,829	4,698
HSBC Bank PLC	Colombian Peso	995,085	Buy	03/20/15	402	417	15
HSBC Bank PLC	Peruvian Nuevo Sol	11,796	Buy	03/20/15	3,916	3,890	(26)
HSBC Bank PLC	South Korean Won	649,483,611	Buy	02/27/15	589,154	592,209	3,055
HSBC Bank PLC	Malaysian Ringgit	352,023	Buy	02/27/15	104,143	100,031	(4,112)
JPMorgan Chase & Co.	EU Euro	549,102	Buy	02/27/15	668,000	664,792	(3,208)

See Accompanying Notes to Financial Statements

61

Voya Balanced Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase & Co.	Australian Dollar	395,432	Buy	02/27/15	320,000	321,542	1,542
JPMorgan Chase & Co.	Australian Dollar	187,212	Buy	02/27/15	152,000	152,230	230
JPMorgan Chase & Co.	British Pound	120,134	Buy	02/27/15	188,000	187,160	(840)
JPMorgan Chase & Co.	Japanese Yen	156,794,589	Buy	02/27/15	1,335,000	1,309,638	(25,362)
JPMorgan Chase & Co.	Swedish Krona	4,068,719	Buy	02/27/15	531,000	522,029	(8,971)
JPMorgan Chase & Co.	EU Euro	213,562	Buy	02/27/15	267,000	258,557	(8,443)
JPMorgan Chase & Co.	Swedish Krona	2,360,565	Buy	02/27/15	310,000	302,868	(7,132)
JPMorgan Chase & Co.	Australian Dollar	297,235	Buy	02/27/15	243,000	241,694	(1,306)
JPMorgan Chase & Co.	EU Euro	266,609	Buy	02/27/15	330,000	322,780	(7,220)
JPMorgan Chase & Co.	British Pound	259,982	Buy	02/27/15	408,000	405,032	(2,968)
JPMorgan Chase & Co.	EU Euro	355,186	Buy	02/27/15	438,000	430,020	(7,980)
JPMorgan Chase & Co.	New Zealand Dollar	182,715	Buy	02/27/15	141,000	141,751	751
JPMorgan Chase & Co.	EU Euro	1,126,656	Buy	02/27/15	1,394,000	1,364,032	(29,968)
JPMorgan Chase & Co.	British Pound	58,671	Buy	02/27/15	92,000	91,404	(596)
JPMorgan Chase & Co.	Canadian Dollar	1,141,765	Buy	02/27/15	1,006,000	981,555	(24,445)
JPMorgan Chase & Co.	EU Euro	555,073	Buy	02/27/15	695,000	672,021	(22,979)
JPMorgan Chase & Co.	New Zealand Dollar	712,485	Buy	02/27/15	551,000	552,748	1,748
Morgan Stanley	New Zealand Dollar	716,108	Buy	02/27/15	558,000	555,559	(2,441)
Morgan Stanley	Swiss Franc	237,739	Buy	02/27/15	241,000	239,367	(1,633)
Morgan Stanley	New Zealand Dollar	205,372	Buy	02/27/15	157,000	159,328	2,328
Morgan Stanley	Japanese Yen	156,752,603	Buy	02/27/15	1,335,000	1,309,287	(25,713)
Morgan Stanley	Japanese Yen	156,800,663	Buy	02/27/15	1,335,000	1,309,689	(25,311)
Morgan Stanley	EU Euro	355,881	Buy	02/27/15	443,000	430,861	(12,139)
Morgan Stanley	New Zealand Dollar	543,919	Buy	02/27/15	414,000	421,974	7,974
Morgan Stanley	Swedish Krona	2,752,563	Buy	02/27/15	367,000	353,162	(13,838)
Morgan Stanley	Japanese Yen	598,365	Buy	02/27/15	5,000	4,998	(2)
Morgan Stanley	Swiss Franc	375,060	Buy	02/27/15	386,000	377,629	(8,371)
Morgan Stanley	South African Rand	436,360	Buy	03/20/15	37,000	37,243	243
Morgan Stanley	Australian Dollar	2,281,763	Buy	02/27/15	1,931,000	1,855,394	(75,606)
Morgan Stanley	Norwegian Krone	10,860,908	Buy	02/27/15	1,564,000	1,454,955	(109,045)
Morgan Stanley	New Zealand Dollar	153,528	Buy	02/27/15	120,000	119,107	(893)
Morgan Stanley	Brazilian Real	5,294	Buy	03/20/15	1,888	1,950	62
Morgan Stanley	Swiss Franc	94,422	Buy	02/27/15	98,000	95,069	(2,931)
Morgan Stanley	Chilean Peso	4,391,763	Buy	03/20/15	7,027	7,184	157
Morgan Stanley	British Pound	80,258	Buy	02/27/15	126,000	125,036	(964)
Morgan Stanley	Mexican Peso	9,591,663	Buy	03/20/15	643,757	646,986	3,229
Morgan Stanley	New Zealand Dollar	1,407,637	Buy	02/27/15	1,089,000	1,092,049	3,049
Morgan Stanley	Swedish Krona	3,765,954	Buy	02/27/15	507,000	483,183	(23,817)
Morgan Stanley	Turkish Lira	211,898	Buy	03/20/15	87,768	89,230	1,462
Morgan Stanley	Australian Dollar	169,123	Buy	02/27/15	145,000	137,521	(7,479)
Morgan Stanley	Swiss Franc	169,341	Buy	02/27/15	177,000	170,501	(6,499)
Morgan Stanley	New Zealand Dollar	466,159	Buy	02/27/15	363,000	361,647	(1,353)
Morgan Stanley	Swedish Krona	3,451,241	Buy	02/27/15	467,000	442,804	(24,196)
Morgan Stanley	EU Euro	2,408,675	Buy	02/27/15	3,021,000	2,916,158	(104,842)
Morgan Stanley	New Zealand Dollar	262,340	Buy	02/27/15	206,000	203,524	(2,476)
Morgan Stanley	Swedish Krona	1,352,099	Buy	02/27/15	183,000	173,478	(9,522)
Morgan Stanley	EU Euro	251,115	Buy	02/27/15	315,000	304,022	(10,978)
Morgan Stanley	Japanese Yen	20,208,765	Buy	02/27/15	173,000	168,795	(4,205)
Morgan Stanley	Swedish Krona	1,701,895	Buy	02/27/15	229,000	218,358	(10,642)
							$(1,278,515)

Barclays Bank PLC	EU Euro	501,531	Sell	02/27/15	$611,000	$607,198	$3,802
Barclays Bank PLC	Norwegian Krone	3,500,958	Sell	02/27/15	516,000	468,997	47,003
Barclays Bank PLC	New Zealand Dollar	959,797	Sell	02/27/15	753,440	744,614	8,826
BNP Paribas Bank	EU Euro	197,768	Sell	02/27/15	242,000	239,436	2,564

See Accompanying Notes to Financial Statements

62

Voya Balanced Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
BNP Paribas Bank	Japanese Yen	20,087,053	Sell	02/27/15	169,000	167,779	1,221
BNP Paribas Bank	Japanese Yen	149,843,890	Sell	02/27/15	1,272,000	1,251,582	20,418
BNP Paribas Bank	South African Rand	435,490	Sell	03/20/15	37,000	37,169	(169)
BNP Paribas Bank	British Pound	293,482	Sell	02/27/15	462,000	457,223	4,777
BNP Paribas Bank	Japanese Yen	246,386,665	Sell	02/27/15	2,095,000	2,057,962	37,038
Citigroup, Inc.	Swiss Franc	430,308	Sell	02/27/15	438,000	433,255	4,745
Citigroup, Inc.	New Zealand Dollar	151,463	Sell	02/27/15	117,000	117,506	(506)
Citigroup, Inc.	EU Euro	336,193	Sell	02/27/15	416,000	407,025	8,975
Citigroup, Inc.	Canadian Dollar	125,447	Sell	02/27/15	110,000	107,844	2,156
Citigroup, Inc.	South African Rand	1,332,479	Sell	03/20/15	112,372	113,726	(1,354)
Citigroup, Inc.	South African Rand	661,064	Sell	03/20/15	55,912	56,421	(509)
Citigroup, Inc.	Australian Dollar	133,431	Sell	02/27/15	113,000	108,498	4,502
Citigroup, Inc.	EU Euro	261,183	Sell	02/27/15	326,000	316,212	9,788
Deutsche Bank AG	British Pound	224,382	Sell	02/27/15	350,000	349,569	431
Deutsche Bank AG	EU Euro	582,293	Sell	02/27/15	719,000	704,977	14,023
Deutsche Bank AG	EU Euro	129,897	Sell	02/27/15	163,000	157,265	5,735
Deutsche Bank AG	Philippine Peso	800,028	Sell	02/27/15	17,727	17,831	(104)
Goldman Sachs & Co.	Japanese Yen	149,973,697	Sell	02/27/15	1,272,000	1,252,666	19,334
Goldman Sachs & Co.	Japanese Yen	312,436,048	Sell	02/27/15	2,623,000	2,609,645	13,355
Goldman Sachs & Co.	New Zealand Dollar	1,089,788	Sell	02/27/15	853,000	845,461	7,539
Goldman Sachs & Co.	Canadian Dollar	257,030	Sell	02/27/15	228,000	220,964	7,036
Goldman Sachs & Co.	New Zealand Dollar	1,317,429	Sell	02/27/15	1,024,000	1,022,066	1,934
Goldman Sachs & Co.	Swedish Krona	3,034,915	Sell	02/27/15	409,587	389,388	20,199
HSBC Bank PLC	Romanian New Leu	4,811	Sell	03/20/15	1,337	1,297	40
Morgan Stanley	British Pound	63,884	Sell	02/27/15	100,000	99,527	473
Morgan Stanley	Swiss Franc	149,143	Sell	02/27/15	153,000	150,165	2,835
Morgan Stanley	EU Euro	212,238	Sell	02/27/15	261,000	256,954	4,046
JPMorgan Chase & Co.	New Zealand Dollar	326,853	Sell	02/27/15	251,000	253,574	(2,574)
JPMorgan Chase & Co.	EU Euro	882,343	Sell	02/27/15	1,073,000	1,068,244	4,756
JPMorgan Chase & Co.	Australian Dollar	1,187,981	Sell	02/27/15	968,000	965,995	2,005
JPMorgan Chase & Co.	New Zealand Dollar	609,251	Sell	02/27/15	469,000	472,659	(3,659)
JPMorgan Chase & Co.	Swiss Franc	205,105	Sell	02/27/15	211,000	206,510	4,490
JPMorgan Chase & Co.	Japanese Yen	149,867,918	Sell	02/27/15	1,272,000	1,251,783	20,217
JPMorgan Chase & Co.	Canadian Dollar	175,062	Sell	02/27/15	150,000	150,498	(498)
JPMorgan Chase & Co.	New Zealand Dollar	426,300	Sell	02/27/15	330,000	330,725	(725)
JPMorgan Chase & Co.	EU Euro	111,795	Sell	02/27/15	139,000	135,349	3,651
JPMorgan Chase & Co.	Australian Dollar	434,748	Sell	02/27/15	357,000	353,511	3,489
JPMorgan Chase & Co.	New Zealand Dollar	752,022	Sell	02/27/15	572,000	583,421	(11,421)
JPMorgan Chase & Co.	Australian Dollar	163,626	Sell	02/27/15	135,000	133,051	1,949
JPMorgan Chase & Co.	Australian Dollar	955,316	Sell	02/27/15	796,000	776,806	19,194
JPMorgan Chase & Co.	Canadian Dollar	370,222	Sell	02/27/15	324,000	318,274	5,726
JPMorgan Chase & Co.	British Pound	227,979	Sell	02/27/15	360,000	355,175	4,825
JPMorgan Chase & Co.	Australian Dollar	1,207,132	Sell	02/27/15	1,022,000	981,567	40,433
Morgan Stanley	Japanese Yen	149,901,867	Sell	02/27/15	1,272,000	1,252,066	19,934
Morgan Stanley	Swiss Franc	302,488	Sell	02/27/15	315,000	304,559	10,441
Morgan Stanley	Swiss Franc	607,762	Sell	02/27/15	630,000	611,924	18,076
Morgan Stanley	Swedish Krona	3,311,838	Sell	02/27/15	438,000	424,918	13,082
Morgan Stanley	EU Euro	2,117,097	Sell	02/27/15	2,623,000	2,563,148	59,852
Morgan Stanley	Swedish Krona	1,641,226	Sell	02/27/15	218,000	210,574	7,426
Morgan Stanley	Norwegian Krone	3,690,393	Sell	02/27/15	521,000	494,374	26,626
Morgan Stanley	Australian Dollar	358,426	Sell	02/27/15	301,000	291,451	9,549
Morgan Stanley	Swedish Krona	2,383,503	Sell	02/27/15	317,000	305,810	11,190
Morgan Stanley	EU Euro	1,872,355	Sell	02/27/15	2,338,000	2,266,841	71,159
Morgan Stanley	Swedish Krona	10,295,068	Sell	02/27/15	1,386,000	1,320,888	65,112

See Accompanying Notes to Financial Statements

63

Voya Balanced Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Morgan Stanley	Swiss Franc	120,917	Sell	02/27/15	126,000	121,745	4,255
Morgan Stanley	Brazilian Real	84,882	Sell	03/20/15	30,266	31,255	(989)
Morgan Stanley	Norwegian Krone	3,580,501	Sell	02/27/15	524,000	479,653	44,347
Morgan Stanley	Israeli New Shekel	122,568	Sell	03/20/15	31,355	31,433	(78)
Morgan Stanley	British Pound	490,829	Sell	02/27/15	770,000	764,674	5,326
Morgan Stanley	Norwegian Krone	7,159,551	Sell	02/27/15	1,049,000	959,112	89,888
Morgan Stanley	British Pound	98,328	Sell	02/27/15	154,000	153,188	812
Morgan Stanley	British Pound	135,701	Sell	02/27/15	212,000	211,411	589
Morgan Stanley	Swiss Franc	196,579	Sell	02/27/15	204,000	197,926	6,074
							$804,682

At December 31, 2014, the following futures contracts were outstanding for Voya Balanced Portfolio:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
30-year German Government Bond	5	03/06/15	$937,670	$46,621
90-Day Eurodollar	106	03/14/16	26,187,300	(30,740)
90-Day Eurodollar	42	12/18/17	10,248,000	(20,177)
90-Day Eurodollar	42	03/19/18	10,240,125	(15,505)
90-Day Eurodollar	42	06/18/18	10,232,775	(10,955)
90-Day Eurodollar	42	09/17/18	10,226,475	(6,055)
Australia 10-Year Bond	2	03/16/15	209,235	979
Australia 3-Year Bond	7	03/16/15	635,953	2,358
Canada 10-Year Bond	6	03/20/15	715,373	11,502
Euro-Bobl 5-Year	6	03/06/15	945,874	5,293
Euro-Bund	10	03/06/15	1,886,110	35,742
Long Gilt	9	03/27/15	1,676,699	36,491
S&P500E-Mini	160	03/20/15	16,419,200	(92,516)
Short Gilt	5	03/27/15	807,045	1,481
Tokyo Price Index (TOPIX)	87	03/12/15	10,223,117	(246,692)
U.S. Treasury 2-Year Note	43	03/31/15	9,399,532	(15,347)
U.S. Treasury Long Bond	12	03/20/15	1,734,750	16,750
U.S. Treasury Ultra Long Bond	18	03/20/15	2,973,375	118,796
			$115,698,608	$(161,974)
Short Contracts
90-Day Eurodollar	(167)	03/16/15	(41,631,013)	(417)
90-Day Eurodollar	(53)	06/15/15	(13,192,363)	5,830
90-Day Eurodollar	(53)	12/19/16	(13,002,225)	7,155
Euro-Schatz	(6)	03/06/15	(806,549)	(1,197)
U.S. Treasury 10-Year Note	(57)	03/20/15	(7,227,422)	(34,826)
U.S. Treasury 5-Year Note	(115)	03/31/15	(13,676,914)	(15,309)
			$(89,536,486)	$(38,764)

See Accompanying Notes to Financial Statements

64

Voya Balanced Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

At December 31, 2014, the following over-the-counter credit default swaps were outstanding for Voya Balanced Portfolio:

Credit Default Swaps on Credit Indices — Buy Protection(1)

Counterparty	Reference Entity/ Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)		Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citigroup, Inc.	CDX.EM.22Index	Buy	(1.000)	12/20/19	USD	1,761,000	$183,819	$141,994	$41,825
Deutsche Bank AG	CDX.EM.22Index	Buy	(1.000)	12/19/19	USD	235,000	24,530	18,949	5,581
							$208,349	$160,943	$47,406

(1)	If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.
(3)	The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

At December 31, 2014, the following centrally cleared interest rate swaps were outstanding for Voya Balanced Portfolio:

	Clearinghouse	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate equal to the 6-month CAD-BA-CDOR and pay a fixed rate equal to 2.130%	Chicago Mercantile Exchange	11/18/18	CAD14,599,000	$(60,286)	$(61,366)
Receive a fixed rate equal to 0.183% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	10/03/16	EUR8,800,000	2,051	1,789
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.237%	Chicago Mercantile Exchange	10/03/17	EUR1,500,000	(1,396)	(1,349)
Receive a fixed rate equal to 0.754% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	Chicago Mercantile Exchange	05/21/24	JPY777,000,000	165,117	183,715
Receive a fixed rate equal to 0.347% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/09/15	USD7,000,000	104	103
Receive a fixed rate equal to 0.771% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/09/16	USD17,800,000	3,582	3,582
Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.119%	Chicago Mercantile Exchange	08/08/17	USD5,000,000	3,387	3,387
Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.273%	Chicago Mercantile Exchange	12/19/18	USD42,474,000	54,271	54,271
Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.794%	Chicago Mercantile Exchange	08/08/19	USD3,500,000	(14,504)	(14,504)
Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.668%	Chicago Mercantile Exchange	10/30/19	USD17,090,000	59,751	59,751
Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.507%	Chicago Mercantile Exchange	10/09/24	USD1,800,000	(37,513)	(37,513)
Receive a fixed rate equal to 2.408% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/30/24	USD8,880,000	104,962	104,962
Receive a fixed rate equal to 2.000% and pay a floating rate equal to the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	11/05/19	USD34,860,000	412,986	412,986
Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.760%	Chicago Mercantile Exchange	11/05/24	USD18,480,000	(800,637)	(800,637)
				$(108,125)	$(90,823)

See Accompanying Notes to Financial Statements

65

Voya Balanced Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

At December 31, 2014, the following over-the-counter written interest rate swaptions were outstanding for Voya Balanced Portfolio:

Description	Counterparty	Floating Rate Index/Underlying Reference Entity	Pay/ Receive Floating	Exercise Rate	Expiration Date	Notional Amount	Premiums Received	Fair Value
Put OTC Swaption	Morgan Stanley	3-month USD- LIBOR-BBA	Pay	0.580%	12/12/16	USD14,746,000	$42,953	$(32,858)
Call OTC Swaption	Morgan Stanley	3-month USD- LIBOR-BBA	Receive	0.580%	12/12/16	USD14,746,000	42,954	(49,602)
						Total Written Swaptions	$85,907	$(82,460)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Investments in securities at value*	$445
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	864,235
Credit contracts	Upfront payments paid on OTC swap agreements	160,943
Credit contracts	Unrealized appreciation on OTC swap agreements	47,406
Interest rate contracts	Net Assets — Unrealized appreciation**	288,998
Interest rate contracts	Net Assets — Unrealized appreciation***	824,546
Total Asset Derivatives		$2,186,573
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$1,338,068
Interest rate contracts	Net Assets — Unrealized depreciation**	150,528
Equity contracts	Net Assets — Unrealized depreciation**	339,208
Interest rate contracts	Net Assets — Unrealized depreciation***	915,369
Interest rate contracts	Written Options, at fair value	82,460
Total Liability Derivatives		$2,825,633

*	Includes purchased options.

**	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

***	Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Summary Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(90,306)	$—	$(90,306)
Equity contracts	—	—	2,728,514	—	—	2,728,514
Foreign exchange contracts	(157,145)	(2,235,011)	—	—	29,927	(2,362,229)
Interest rate contracts	(182,737)	—	(462,754)	64,080	271,226	(310,185)
Total	$(339,882)	$(2,235,011)	$2,265,760	$(26,226)	$301,153	$(34,206)

See Accompanying Notes to Financial Statements

66

Voya Balanced Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$46,282	$—	$46,282
Equity contracts	—	—	(439,414)	—	—	(439,414)
Foreign exchange contracts	24,327	(362,077)	—	—	—	(337,750)
Interest rate contracts	(120,111)	—	194,624	(54,203)	3,447	23,757
Total	$(95,784)	$(362,077)	$(244,790)	$(7,921)	$3,447	$(707,125)

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2014:

	Barclays Bank PLC	BNP Paribas Bank	Citigroup, Inc.	Credit Suisse Group AG	Deutsche Bank AG	Goldman Sachs & Co.	HSBC Bank PLC	JPMorgan Chase & Co.	Morgan Stanley	Totals
Assets:
Purchased options	$—	$—	$252	$—	$—	$193	$—	$—	$—	$445
Forward foreign currency contracts	59,631	66,018	32,109	—	24,670	69,397	7,808	115,006	489,596	864,235
Credit default swaps	—	—	183,819	—	24,530	—	—	—	—	208,349
Total Assets	$59,631	$66,018	$216,180	$—	$49,200	$69,590	$7,808	$115,006	$489,596	$1,073,029
Liabilities:
Forward foreign currency contracts	$16,530	$39,090	$227,907	$8,914	$20,143	$365,088	$4,138	$170,295	$485,963	$1,338,068
Written options	—	—	—	—	—	—	—	—	82,460	82,460
Total Liabilities	$16,530	$39,090	$227,907	$8,914	$20,143	$365,088	$4,138	$170,295	$568,423	$1,420,528
Net OTC derivative instruments by counterparty, at fair value	$43,101	$26,928	$(11,727)	$(8,914)	$29,057	$(295,498)	$3,670	$(55,289)	$(78,827)	(347,499)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$43,101	$26,928	$(11,727)	$(8,914)	$29,057	$(295,498)	$3,670	$(55,289)	$(78,827)	$(347,499)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

67

Voya Global Value Advantage Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares		Value	Percentage of Net Assets
COMMON STOCK: 96.8%
	Consumer Discretionary: 14.4%
50,009	Brinker International, Inc.	$2,935,028	1.7
23,200	Home Depot, Inc.	2,435,304	1.4
40,098	Macy’s, Inc.	2,636,444	1.6
33,300	Nike, Inc.	3,201,795	1.9
30,800	Starbucks Corp.	2,527,140	1.5
58,500	Toyota Motor Corp.	3,645,568	2.2
24,800	Walt Disney Co.	2,335,912	1.4
101,618	Other Securities	4,648,957	2.7
		24,366,148	14.4
	Consumer Staples: 9.8%
36,100	Altria Group, Inc.	1,778,647	1.0
21,161	Casino Guichard Perrachon S.A.	1,946,065	1.2
67,100	ConAgra Foods, Inc.	2,434,388	1.4
82,600	Japan Tobacco, Inc.	2,273,382	1.3
39,810	Kraft Foods Group, Inc.	2,494,495	1.5
25,000	Procter & Gamble Co.	2,277,250	1.3
108,866	Other Securities	3,460,934	2.1
		16,665,161	9.8
	Energy: 6.3%
22,100	Hess Corp.	1,631,422	1.0
32,000	Occidental Petroleum Corp.	2,579,520	1.5
34,500	Royal Dutch Shell PLC - Class A ADR	2,309,775	1.4
64,368	Total S.A.	3,297,711	1.9
24,541	Other Securities	915,941	0.5
		10,734,369	6.3
	Financials: 18.4%
621,538	Intesa Sanpaolo S.p.A.	1,803,026	1.0
46,237	JPMorgan Chase & Co.	2,893,511	1.7
513,623	Legal & General Group PLC	1,983,179	1.2
46,669	Macquarie Group Ltd.	2,200,763	1.3
1,154,300	Mizuho Financial Group, Inc.	1,934,957	1.1
139,949	Nordea Bank AB	1,620,020	1.0
31,300	Prudential Financial, Inc.	2,831,398	1.7
8,219	Swiss Life Holding	1,942,575	1.1
99,000	United Overseas Bank Ltd.	1,826,951	1.1
54,800	Wells Fargo & Co.	3,004,136	1.8
4,590,067	Other Securities	9,281,671	5.4
		31,322,187	18.4
	Health Care: 12.0%
30,500	Medtronic, Inc.	2,202,100	1.3
47,800	Merck & Co., Inc.	2,714,562	1.6
39,913	Novartis AG	3,701,670	2.2

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
92,400	Pfizer, Inc.	$2,878,260	1.7
12,183	Roche Holding AG - Genusschein	3,300,889	1.9
63,900	Shionogi & Co., Ltd.	1,650,911	1.0
23,200	UnitedHealth Group, Inc.	2,345,288	1.4
19,400	Other Securities	1,566,162	0.9
		20,359,842	12.0
	Industrials: 11.7%
17,100	Boeing Co.	2,222,658	1.3
1,565,500	China Railway Construction Corp. Ltd.	1,987,717	1.2
102,800	LIXIL Group Corp.	2,163,503	1.3
59,200	KAR Auction Services, Inc.	2,051,280	1.2
58,558	Koninklijke Philips NV	1,697,367	1.0
155,200	Mitsubishi Corp.	2,840,180	1.7
21,176	Siemens AG	2,376,035	1.4
18,800	Union Pacific Corp.	2,239,644	1.3
19,500	United Technologies Corp.	2,242,500	1.3
		19,820,884	11.7
	Information Technology: 12.1%
46,638	Apple, Inc.	5,147,902	3.0
114,000	Cisco Systems, Inc.	3,170,910	1.9
56,100	Microchip Technology, Inc.	2,530,671	1.5
111,600	Microsoft Corp.	5,183,820	3.1
41,400	Oracle Corp.	1,861,758	1.1
140,100	Other Securities	2,570,773	1.5
		20,465,834	12.1
	Materials: 4.6%
23,808	BASF AG	1,997,042	1.2
36,500	International Paper Co.	1,955,670	1.2
42,208	Koninklijke DSM NV	2,574,399	1.5
61,900	Other Securities	1,221,906	0.7
		7,749,017	4.6
	Telecommunication Services: 5.0%
48,600	CenturyTel, Inc.	1,923,588	1.1
159,000	China Mobile Ltd.	1,862,327	1.1
90,722	Telenor ASA	1,835,180	1.1
735,544	Other Securities	2,923,269	1.7
		8,544,364	5.0
	Utilities: 2.5%
53,200	Southern Co.	2,612,652	1.5
97,674	Suez Environnement S.A.	1,701,800	1.0
		4,314,452	2.5
	Total Common Stock (Cost $151,059,461)	164,342,258	96.8

See Accompanying Notes to Financial Statements

68

Voya Global Value Advantage Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Shares		Value	Percentage of Net Assets
PREFERRED STOCK: 1.4%
	Financials: 0.8%
99,760	Other Securities	$1,298,509	0.8
	Utilities: 0.6%
215,108	Other Securities	1,063,320	0.6
	Total Preferred Stock (Cost $2,685,505)	2,361,829	1.4
	Total Long-Term Investments (Cost $153,669,281)	166,704,087	98.2
SHORT-TERM INVESTMENTS: 2.5%
	Mutual Funds: 2.5%
4,257,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $4,257,000)	4,257,000	2.5
	Total Short-Term Investments (Cost $4,257,000)	4,257,000	2.5

Shares		Value	Percentage of Net Assets
	Total Investments in Securities (Cost $158,001,966)	$170,961,087	100.7
	Liabilities in Excess of Other Assets	(1,200,797)	(0.7)
	Net Assets	$169,760,290	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††	Rate shown is the 7-day yield as of December 31, 2014.

ADR	American Depositary Receipt

Cost for federal income tax purposes is $158,007,532.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$18,812,660
Gross Unrealized Depreciation	(5,859,105)
Net Unrealized Appreciation	$12,953,555

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$16,071,623	$8,294,525	$—	$24,366,148
Consumer Staples	10,477,585	6,187,576	—	16,665,161
Energy	6,520,717	4,213,652	—	10,734,369
Financials	12,895,878	18,426,309	—	31,322,187
Health Care	11,706,372	8,653,470	—	20,359,842
Industrials	8,756,082	11,064,802	—	19,820,884
Information Technology	19,419,139	1,046,695	—	20,465,834
Materials	3,177,576	4,571,441	—	7,749,017
Telecommunication Services	1,923,588	6,620,776	—	8,544,364
Utilities	2,612,652	1,701,800	—	4,314,452
Total Common Stock	93,561,212	70,781,046	—	164,342,258
Preferred Stock	2,361,829	—	—	2,361,829
Short-Term Investments	4,257,000	—	—	4,257,000
Total Investments, at fair value	$100,180,041	$70,781,046	$—	$170,961,087

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

69

Voya Global Value Advantage Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$112,953
Total	$112,953

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(10,202)
Total	$(10,202)

See Accompanying Notes to Financial Statements

70

Voya Growth and Income Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.7%
		Consumer Discretionary: 12.4%
1,173,160		Comcast Corp. - Class A	$68,055,012	1.6
651,717		Delphi Automotive PLC	47,392,860	1.1
578,400	@	Dish Network Corp. - Class A	42,159,576	1.0
568,930		Home Depot, Inc.	59,720,582	1.4
967,411		Macy’s, Inc.	63,607,273	1.5
748,836		Nike, Inc.	72,000,581	1.7
823,770		Starbucks Corp.	67,590,329	1.6
1,160,039		Walt Disney Co.	109,264,073	2.5
			529,790,286	12.4
		Consumer Staples: 9.7%
1,567,750		Altria Group, Inc.	77,243,042	1.8
2,148,365		ConAgra Foods, Inc.	77,942,682	1.8
768,443		CVS Caremark Corp.	74,008,745	1.7
1,380,030		Kraft Foods Group, Inc.	86,472,680	2.0
1,108,007		Procter & Gamble Co.	100,928,358	2.4
			416,595,507	9.7
		Energy: 7.2%
461,453		EOG Resources, Inc.	42,485,978	1.0
1,351,484		ExxonMobil Corp.	124,944,696	2.9
789,956		Occidental Petroleum Corp.	63,678,353	1.5
1,018,768		Other Securities	79,344,668	1.8
			310,453,695	7.2
		Financials: 17.7%
958,322		Arthur J. Gallagher & Co.	45,117,800	1.1
1,166,800		Citigroup, Inc.	63,135,548	1.5
1,138,789		Discover Financial Services	74,579,292	1.7
1,482,195		Invesco Ltd.	58,576,346	1.4
1,421,447		JPMorgan Chase & Co.	88,954,153	2.1
674,562		Prudential Financial, Inc.	61,020,879	1.4
1,708,576		Wells Fargo & Co.	93,664,136	2.2
1,798,085		XL Group PLC	61,800,181	1.4
9,408,876		Other Securities	209,799,660	4.9
			756,647,995	17.7
		Health Care: 15.5%
1,022,867		Abbott Laboratories	46,049,473	1.1
466,765		Amgen, Inc.	74,350,997	1.7
1,181,562		Bristol-Myers Squibb Co.	69,747,605	1.6
639,110		Cardinal Health, Inc.	51,595,350	1.2
592,904	@	Gilead Sciences, Inc.	55,887,131	1.3
975,454		Medtronic, Inc.	70,427,779	1.7
1,972,932		Merck & Co., Inc.	112,042,808	2.6
3,463,193		Pfizer, Inc.	107,878,462	2.5
738,447		UnitedHealth Group, Inc.	74,649,607	1.8
			662,629,212	15.5

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: 8.1%
594,220	Boeing Co.	$77,236,716	1.8
397,415	General Dynamics Corp.	54,692,252	1.3
671,156	Union Pacific Corp.	79,954,814	1.8
595,407	United Technologies Corp.	68,471,805	1.6
612,115	Other Securities(a)	68,748,557	1.6
		349,104,144	8.1
	Information Technology: 20.3%
2,034,112	Apple, Inc.	224,525,282	5.2
2,073,200	Applied Materials, Inc.	51,664,144	1.2
698,800	Automatic Data Processing, Inc.	58,258,956	1.4
4,334,467	Cisco Systems, Inc.	120,563,200	2.8
1,062,313	Fidelity National Information Services, Inc.	66,075,869	1.5
1,217,764	Microchip Technology, Inc.	54,933,334	1.3
3,525,631	Microsoft Corp.	163,765,560	3.8
1,767,926	Oracle Corp.	79,503,632	1.9
803,801	TE Connectivity Ltd.	50,840,413	1.2
		870,130,390	20.3
	Materials: 3.0%
838,050	International Paper Co.	44,902,719	1.0
1,204,599	Mosaic Co.	54,989,944	1.3
1,537,802	Other Securities	30,356,212	0.7
		130,248,875	3.0
	Telecommunication Services: 1.4%
1,489,661	CenturyTel, Inc.	58,960,782	1.4

	Utilities: 2.4%
1,363,835	Southern Co.	66,977,937	1.6
401,052	Other Securities	35,084,029	0.8
		102,061,966	2.4
	Total Common Stock (Cost $3,128,628,613)	4,186,622,852	97.7

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: —%
Utilities: —%
30,000,000	Other Securities	—	—
	Total Corporate Bonds/Notes (Cost $—)	—	—
	Total Long-Term Investments (Cost $3,126,950,713)	4,186,622,852	97.7

See Accompanying Notes to Financial Statements

71

Voya Growth and Income Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.6%
	Securities Lending Collateralcc: 0.0%
27,284	Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $27,284, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $27,830, due 01/01/15-09/01/49)	$27,284	0.0
1,000,000	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $1,000,008, collateralized by various U.S. Government Securities, 0.625%-3.125%, Market Value plus accrued interest $1,020,000, due 09/30/17-02/15/42)	1,000,000	0.0
		1,027,284	0.0

Shares		Value	Percentage of Net Assets
	Mutual Funds: 4.6%
195,714,186	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $195,714,186)	195,714,186	4.6

Shares		Value	Percentage of Net Assets
	Total Short-Term Investments (Cost $196,741,470)	$196,741,470	4.6
	Total Investments in Securities (Cost $3,325,370,083)	$4,383,364,322	102.3
	Liabilities in Excess of Other Assets	(99,637,983)	(2.3)
	Net Assets	$4,283,726,339	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2014.

@	Non-income producing security.

cc	Represents securities purchased with cash collateral received for securities on loan.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $3,342,033,326.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,086,319,594
Gross Unrealized Depreciation	(44,988,598)
Net Unrealized Appreciation	$1,041,330,996

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Common Stock*	$4,186,622,852	$—	$—	$4,186,622,852
Corporate Bonds/Notes	—	—	—	—
Short-Term Investments	195,714,186	1,027,284	—	196,741,470
Total Investments, at fair value	$4,382,337,038	$1,027,284	$—	$4,383,364,322
Other Financial Instruments+
Futures	726,481	—	—	726,481
Total Assets	$4,383,063,519	$1,027,284	$—	$4,384,090,803

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

72

Voya Growth and Income Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

At December 31, 2014, the following futures contracts were outstanding for Voya Growth and Income Portfolio:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	337	03/20/15	$34,582,940	$726,481
			$34,582,940	$726,481

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$726,481
Total Asset Derivatives		$726,481

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$2,905,720
Total	$2,905,720

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(1,054,875)
Total	$(1,054,875)

See Accompanying Notes to Financial Statements

73

Voya Intermediate Bond Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 28.3%
		Basic Materials: 2.1%
2,587,000	#	Anglo American Capital PLC, 2.625%, 09/27/17	$2,612,870	0.1
4,000,000	#,L	FMG Resources August 2006 Pty Ltd., 6.875%, 04/01/22	3,345,000	0.1
4,500,000	#	Georgia-Pacific LLC, 2.539%, 11/15/19	4,503,555	0.1
4,490,000	#	Georgia-Pacific LLC, 3.600%, 03/01/25	4,518,507	0.1
5,492,000	#	Georgia-Pacific LLC, 3.734%, 07/15/23	5,627,202	0.1
2,368,000	#	Glencore Funding LLC, 4.125%, 05/30/23	2,314,651	0.0
4,000,000	#,L	INEOS Group Holdings SA, 5.875%, 02/15/19	3,800,000	0.1
1,860,000	#	Samarco Mineracao SA, 5.750%, 10/24/23	1,780,950	0.0
3,517,000	#	Xstrata Finance Canada Ltd., 4.250%, 10/25/22	3,505,524	0.1
1,733,000	#	Xstrata Finance Canada Ltd., 4.950%, 11/15/21	1,830,937	0.0
65,033,000		Other Securities(a)	65,294,050	1.4
			99,133,246	2.1
		Communications: 4.7%
6,189,000	#	Alibaba Group Holding Ltd., 3.125%, 11/28/21	6,123,997	0.2
6,026,000	#	Alibaba Group Holding Ltd., 3.600%, 11/28/24	5,989,199	0.1
4,000,000	#	CBS Outdoor Americas Capital LLC / CBS Outdoor Americas Capital Corp., 5.625%, 02/15/24	4,030,000	0.1
4,000,000	#	Cogeco Cable, Inc., 4.875%, 05/01/20	4,015,000	0.1
6,316,000	#	Cox Communications, Inc., 3.850%, 02/01/25	6,388,444	0.1
4,804,000	#	COX Communications, Inc., 4.500%, 06/30/43	4,683,021	0.1
975,000	#	Netflix, Inc., 5.750%, 03/01/24	1,018,875	0.0
2,350,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	2,561,500	0.0
2,500,000	#	Sirius XM Radio, Inc., 5.875%, 10/01/20	2,581,250	0.1
7,864,000		Time Warner Cable, Inc., 5.875%, 11/15/40	9,410,298	0.2
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications (continued)
15,184,000		Time Warner, Inc., 4.050%-6.500%, 12/15/23-12/15/43	$16,870,077	0.4
12,707,000		Verizon Communications, Inc., 5.150%, 09/15/23	14,041,413	0.3
2,705,000	#	Verizon Communications, Inc., 4.862%, 08/21/46	2,785,447	0.1
2,318,000	#	Verizon Communications, Inc., 5.012%, 08/21/54	2,408,606	0.0
30,835,000		Verizon Communications, Inc., 3.000%-6.550%, 11/01/21-09/15/43	32,693,823	0.7
13,475,000		Viacom, Inc., 3.875%-4.375%, 09/01/23-03/15/43	13,302,020	0.3
86,768,000		Other Securities(a)	88,130,068	1.9
			217,033,038	4.7
		Consumer, Cyclical: 1.4%
2,105,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	2,210,250	0.0
61,593,000		Other Securities	63,307,153	1.4
			65,517,403	1.4
		Consumer, Non-cyclical: 5.6%
12,936,000		Actavis Funding SCS, 3.850%-4.850%, 06/15/24-06/15/44	13,108,080	0.3
484,000	#	Amsurg Corp., 5.625%, 07/15/22	498,520	0.0
2,494,000	#	Bayer US Finance LLC, 3.000%, 10/08/21	2,518,102	0.1
3,813,000		Medtronic, Inc., 3.625%, 03/15/24	3,965,588	0.1
5,843,000	#	Medtronic, Inc., 3.150%, 03/15/22	5,945,562	0.1
6,119,000	#	Medtronic, Inc., 3.500%, 03/15/25	6,272,936	0.2
4,439,000	#	Medtronic, Inc., 4.375%, 03/15/35	4,725,134	0.1
4,441,000	#	Medtronic, Inc., 4.625%, 03/15/45	4,834,228	0.1
19,805,000		Philip Morris International, Inc., 1.250%-4.250%, 11/09/17-11/10/44	19,985,141	0.4
5,500,000	#	President and Fellows of Harvard College, 6.000%, 01/15/19	6,355,063	0.1

See Accompanying Notes to Financial Statements

74

Voya Intermediate Bond Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
21,500,000	#	President and Fellows of Harvard College, 6.500%, 01/15/39	$31,200,478	0.7
13,719,000		Synchrony Financial, 3.000%-4.250%, 08/15/19-08/15/24	14,018,989	0.3
4,000,000	#	Valeant Pharmaceuticals International, 5.625%, 12/01/21	4,040,000	0.1
1,640,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	1,754,800	0.0
14,631,000		WellPoint, Inc., 3.500%-4.650%, 08/15/24-08/15/44	15,085,020	0.3
3,222,000	#	WM Wrigley Jr Co., 2.400%, 10/21/18	3,247,554	0.1
10,393,000	#	WM Wrigley Jr Co., 2.900%, 10/21/19	10,538,949	0.2
2,105,000	#	WM Wrigley Jr Co., 3.375%, 10/21/20	2,154,396	0.1
102,215,000		Other Securities	107,009,630	2.3
			257,258,170	5.6
		Energy: 3.5%
4,760,000	#	Enable Midstream Partners L.P., 3.900%, 05/15/24	4,596,970	0.1
4,041,000	#	Enable Midstream Partners L.P., 5.000%, 05/15/44	3,820,745	0.1
3,265,000		Energy Transfer Equity L.P., 7.500%, 10/15/20	3,640,475	0.1
10,195,000		Energy Transfer Partners L.P., 4.650%-9.700%, 03/15/19-02/01/43	11,225,723	0.2
144,029,000		Other Securities(a)	138,066,555	3.0
			161,350,468	3.5
		Financial: 8.5%
16,775,000		American Tower Corp., 3.400%-4.500%, 01/15/18-09/15/21	16,905,692	0.4
30,327,000		Bank of America Corp., 4.000%-5.000%, 01/22/24-01/21/44	31,528,291	0.7
5,766,000	#	BPCE SA, 5.150%, 07/21/24	5,952,865	0.1
16,609,000		Citigroup, Inc., 4.000%-6.675%, 08/05/24-09/13/43	18,305,560	0.4

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
12,047,000		Citizens Bank NA/ Providence RI, 2.450%, 12/04/19	$11,996,499	0.3
1,778,000	#	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 11.000%, 12/29/49	2,292,731	0.0
13,581,000	#	Credit Suisse AG, 6.500%, 08/08/23	14,942,101	0.3
4,483,000	#	Five Corners Funding Trust, 4.419%, 11/15/23	4,749,124	0.1
4,080,000		Goldman Sachs Group, Inc./The, 2.550%, 10/23/19	4,065,100	0.1
22,373,000		Goldman Sachs Group, Inc., 2.900%-6.750%, 07/19/18-10/01/37	24,544,393	0.5
5,994,000	#	HBOS PLC, 6.750%, 05/21/18	6,695,274	0.1
2,300,000	#	International Lease Finance Corp., 6.750%, 09/01/16	2,455,250	0.0
3,437,000	#	International Lease Finance Corp., 7.125%, 09/01/18	3,858,032	0.1
28,275,000		JPMorgan Chase & Co., 3.875%-6.125%, 09/10/24-12/29/49	28,210,793	0.6
11,494,000		Morgan Stanley, 3.875%, 04/29/24	11,816,257	0.3
5,941,000		Morgan Stanley, 5.000%, 11/24/25	6,347,757	0.1
3,455,000	#	Nordea Bank AB, 6.125%, 12/29/49	3,431,071	0.1
2,757,000	#	RBS Citizens Financial Group, Inc., 4.150%, 09/28/22	2,826,537	0.1
6,999,000	#	Scentre Group Trust 1 / Scentre Group Trust 2, 3.500%, 02/12/25	7,041,253	0.2
12,752,000		Simon Property Group L.P., 3.375%-4.250%, 10/01/24-10/01/44	13,118,735	0.3
5,719,000	#	WEA Finance LLC / Westfield UK & Europe Finance PLC, 3.750%, 09/17/24	5,815,199	0.1
18,631,000		Wells Fargo & Co., 4.100%-5.900%, 06/03/26-12/29/49	19,395,252	0.4

See Accompanying Notes to Financial Statements

75

Voya Intermediate Bond Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
141,278,400		Other Securities	$147,570,968	3.2
			393,864,734	8.5
		Industrial: 0.7%
4,853,000	#	AP Moeller - Maersk A/S, 2.550%, 09/22/19	4,871,985	0.1
4,530,000	#	Keysight Technologies, Inc., 3.300%, 10/30/19	4,505,565	0.1
3,200,000	#	Keysight Technologies, Inc., 4.550%, 10/30/24	3,207,562	0.1
18,594,000		Other Securities	21,315,359	0.4
			33,900,471	0.7
		Technology: 0.6%
27,099,000		Other Securities	28,108,325	0.6
		Utilities: 1.2%
3,790,000	#,L	Berkshire Hathaway Energy Co., 3.500%, 02/01/25	3,822,151	0.1
4,390,000	#	Calpine Corp., 6.000%, 01/15/22	4,697,300	0.1
2,192,000	#	Duquesne Light Holdings, Inc., 6.400%, 09/15/20	2,562,943	0.1
39,841,000		Other Securities	41,922,684	0.9
			53,005,078	1.2
		Total Corporate Bonds/Notes (Cost $1,270,645,426)	1,309,170,933	28.3
COLLATERALIZED MORTGAGE OBLIGATIONS: 12.4%
11,412,793		Alternative Loan Trust 2005-10CB, 0.670%, 05/25/35	9,614,125	0.2
5,528,034		Alternative Loan Trust 2005-6CB, 5.250%, 04/25/35	5,372,801	0.1
3,603,956		Alternative Loan Trust 2006-18CB A11, 0.670%, 07/25/36	2,555,958	0.1
3,315,000	#	American General Mortgage Loan Trust, 5.650%, 03/25/58	3,417,163	0.1
5,830,000	#	BAMLL Re-REMIC Trust 2014-FRR7 A, 2.420%, 10/26/44	5,744,786	0.1
4,900,000		Banc of America Commercial Mortgage Trust 2006-6, 5.421%, 10/10/45	5,062,567	0.1
5,040,243	#	Banc of America Merrill Lynch Commercial Mortgage, Inc. 2004-4 G, 5.422%, 07/10/42	5,194,109	0.1

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,550,000		Banc of America Merrill Lynch Commercial Mortgage, Inc. 2005-6 C, 5.152%, 09/10/47	$2,615,196	0.1
3,590,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.422%, 07/10/42	3,509,936	0.1
2,219,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.744%, 03/11/41	2,226,122	0.1
1,520,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.744%, 03/11/41	1,520,162	0.0
1,393,813		Banc of America Mortgage 2005-J Trust 2A4, 2.699%, 11/25/35	1,290,194	0.0
103,530		Banc of America Mortgage Securities, Inc., 2.623%, 07/25/33	104,000	0.0
3,125,000		Bank of America Merrill Lynch Commercial Mortgage, Inc., 5.317%, 06/10/49	3,344,212	0.1
1,590,000	#	Bank of America Merrill Lynch Commercial Mortgage, Inc., 5.268%, 07/10/43	1,607,000	0.0
3,150,000	#	Bank of America Merrill Lynch Commercial Mortgage, Inc., 6.030%, 11/10/38	3,248,171	0.1
1,562,696		Banc of America Funding Corp., 2.634%-6.000%, 05/25/35-08/25/37	1,506,634	0.0
6,290,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.152%-5.155%, 07/10/45-09/10/47	6,277,543	0.1
5,000,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR4, 5.829%, 06/11/41	5,388,705	0.1
3,950,000		Bear Stearns Commercial Mortgage Securities Trust 2005-TOP20, 5.129%, 10/12/42	4,025,674	0.1

See Accompanying Notes to Financial Statements

76

Voya Intermediate Bond Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
6,327,835		Bear Stearns Adjustable Rate Mortgage Trust, 2.430%-2.686%, 01/25/34-07/25/36	$5,755,106	0.1
6,260,227		Bear Stearns Alternative-A Trust, 2.554%-2.653%, 05/25/35-11/25/36	5,042,001	0.1
4,155,884	#	Beckman Coulter, Inc., 7.498%, 12/15/18	4,611,368	0.1
934,336		Citicorp Mortgage Securities, Inc., 5.500%, 08/25/36	967,802	0.0
25,037	#	Citigroup Commercial Mortgage Trust 2004-C1, 5.802%, 04/15/40	25,359	0.0
4,528,000	#	Citigroup Commercial Mortgage Trust 2012-GC8, 4.878%, 09/10/45	4,572,972	0.1
14,191,176	#,^	Citigroup Commercial Mortgage Trust, 2.210%, 09/10/45	1,425,108	0.1
758,426		Citimortgage Alternative Loan Trust, 6.000%, 02/25/37	676,626	0.0
18,640,069		Citigroup Mortgage Loan Trust, Inc., 2.500%-5.500%, 09/25/35-09/25/37	18,198,320	0.4
5,000,000	#	COMM 2007-C9 Mortgage Trust, 0.852%, 12/10/49	4,793,575	0.1
33,713,844	^	Commercial Mortgage Pass Through Certificates, 1.421%, 04/10/47	2,795,916	0.1
56,214,096	^	Commercial Mortgage Pass Through Certificates, 1.432%, 03/10/47	4,948,027	0.1
88,729,242	^	Commercial Mortgage Trust, 1.419%, 10/10/46	7,541,311	0.1
61,536,520	^	Commercial Mortgage Trust, 1.440%, 08/10/46	4,502,227	0.1
58,951,206	^	Commercial Mortgage Trust, 1.773%, 01/10/46	4,952,367	0.1
146,346,679	^	Commercial Mortgage Trust, 1.897%, 12/10/45	13,844,118	0.3
28,485,167	^	Commercial Mortgage Trust, 1.977%, 10/15/45	2,952,590	0.1
36,780,855	^	Commercial Mortgage Trust, 2.118%, 05/15/45	3,832,179	0.1
65,166,000	#,^	Commercial Mortgage Trust, 0.596%, 10/15/45	2,802,529	0.1

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
7,003,000	#	Commercial Mortgage Trust, 5.796%, 12/10/49	$6,882,177	0.1
1,844,215		Commercial 2007-C9 Mortgage Trust, 5.796%, 12/10/49	1,936,307	0.0
13,320,000		Commercial Mortgage Trust, 5.226%-6.124%, 07/15/44-12/10/49	13,475,790	0.3
1,842,755	^	Countrywide Alternative Loan Trust, 4.831%, 05/25/35	218,857	0.0
7,016,130		Countrywide Home Loan Mortgage Pass-through Trust, 2.418%, 11/25/34	6,689,466	0.2
12,764,526		Countrywide Alternative Loan Trust, 0.290%-5.500%, 12/25/35-06/25/36	11,174,717	0.2
8,138,000	#	Credit Suisse Commercial Mortgage Trust Series 2008-C1, 5.970%, 02/15/41	8,539,354	0.2
239,034	#	Credit Suisse First Boston Mortgage Securities Corp., 5.322%, 08/15/36	239,290	0.0
2,070,000	#	Credit Suisse First Boston Mortgage Securities Corp., 5.592%, 04/12/49	2,079,199	0.0
2,550,000	#	DBUBS 2011-LC2 Mortgage Trust, 5.443%, 07/10/44	2,707,455	0.1
4,558,107	#	Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates Series 2007-WM1, 4.369%, 06/27/37	4,585,451	0.1
13,443,166		Deutsche ALT-A Securities, Inc. Alternate Loan Trust, 0.290%-0.360%, 08/25/36-10/25/36	8,968,879	0.2
25,182,000		Fannie Mae Connecticut Avenue Securities, 2.770%-5.070%, 01/25/24-11/25/24	23,937,719	0.5
26,964,009	^	First Horizon Alternative Mortgage Securities, 4.531%, 01/25/36	3,458,250	0.1
3,805,161	^	First Horizon Alternative Mortgage Securities, 6.531%, 12/25/36	928,539	0.0

See Accompanying Notes to Financial Statements

77

Voya Intermediate Bond Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
657,582,251	#,^	FREMF Mortgage Trust, 0.100%, 12/25/44	$3,608,154	0.1
1,762,000	#	GE Capital Commercial Mortgage Series 2005-C2, 5.282%, 05/10/43	1,513,272	0.0
255,541	#	GMAC Commercial Mortgage Securities, Inc. Series 2003-C1 Trust, 5.000%, 05/10/36	257,365	0.0
15,202,785	^	GS Mortgage Securities Corp. II, 1.547%, 11/10/46	1,196,021	0.0
100,713,499	^	GS Mortgage Securities Corp. II, 2.361%, 11/10/45	11,974,624	0.3
20,822,787	^	GS Mortgage Securities Corp. II, 2.560%, 05/10/45	2,333,154	0.0
2,650,000		GS Mortgage Securities Trust 2006-GG6, 5.553%, 04/10/38	2,660,959	0.1
4,505,000		GS Mortgage Securities Trust, 5.553%, 04/10/38	4,442,351	0.1
5,264,184		HomeBanc Mortgage Trust 2005-3, 0.480%, 07/25/35	4,885,115	0.1
4,179,774		HomeBanc Mortgage Trust 2006-2 A2, 0.390%, 12/25/36	3,650,515	0.1
14,337,467		Homebanc Mortgage Trust, 0.410%, 07/25/35	13,244,364	0.3
862,437		Homebanc Mortgage Trust, 1.030%, 08/25/29	827,407	0.0
725,000	#	Irvine Core Office Trust 2013-IRV, 3.173%, 05/15/48	712,433	0.0
1,270,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Thr, 5.606%, 05/15/41	1,331,436	0.0
3,020,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. Ps Thr Certs Ser 2003-LN1, 5.464%, 10/15/37	3,011,310	0.1
91,727,661	^	JP Morgan Chase Commercial Mortgage Securities Corp., 0.655%, 01/15/46	2,173,423	0.0
31,298,251	^	JP Morgan Chase Commercial Mortgage Securities Corp., 1.927%, 12/15/47	2,924,208	0.1

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,890,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2003-PM1, 5.984%, 08/12/40	$3,081,576	0.1
946,053	^	JP Morgan Chase Commercial Mortgage Securities Trust 2012-C8, 2.124%, 10/15/45	96,157	0.0
3,809,000		JP Morgan Chase Commercial Mortgage Securities Trust, 5.683%, 06/12/41	3,711,846	0.1
19,880,000	#,^	JP Morgan Chase Commercial Mortgage Securities Trust, 0.359%, 12/15/47	498,360	0.0
66,982		JP Morgan Mortgage Trust, 5.750%, 01/25/36	63,146	0.0
5,150,000		LB Commercial Mortgage Trust, 5.904%, 07/15/44	5,224,819	0.1
10,128,000	#	LB Commercial Mortgage Trust, 5.600%, 10/15/35	10,218,863	0.2
40,384,082	#,^	LB-UBS Commercial Mortgage Trust 2004-C1, 1.000%, 01/15/36	670,231	0.0
1,310,000	#	LB-UBS Commercial Mortgage Trust 2005-C1, 5.297%, 02/15/40	1,317,183	0.0
4,290,000		LB-UBS Commercial Mortgage Trust 2005-C3, 4.983%, 07/15/40	4,313,597	0.1
2,550,000	#	LB-UBS Commercial Mortgage Trust 2005-C5, 5.350%, 09/15/40	2,542,212	0.1
34,600,201	#,^	LB-UBS Commercial Mortgage Trust, 0.651%, 11/15/38	345,563	0.0
176,678,009	#,^	LB-UBS Commercial Mortgage Trust, 0.651%, 11/15/38	1,991,550	0.1
1,500,000	#	LB-UBS Commercial Mortgage Trust, 4.994%, 10/15/36	1,535,658	0.0
3,390,000	#	LB-UBS Commercial Mortgage Trust, 5.147%, 10/15/36	3,326,022	0.1
4,210,000	#	LB-UBS Commercial Mortgage Trust, 5.991%, 09/15/39	4,386,799	0.1

See Accompanying Notes to Financial Statements

78

Voya Intermediate Bond Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,450,000	#	LB-UBS Commercial Mortgage Trust, 5.991%, 09/15/39	$4,675,281	0.1
4,880,000	#	LB-UBS Commercial Mortgage Trust, 6.890%, 07/15/32	4,883,914	0.1
15,097,000		LB-UBS Commercial Mortgage Trust, 4.954%-8.150%, 07/15/32-07/15/40	15,047,543	0.3
3,850,000	#	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5, 4.678%, 08/15/45	4,024,690	0.1
66,471,246	^	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7, 1.713%, 02/15/46	5,790,869	0.1
15,912,684	#,^	Morgan Stanley Bank of America Merrill Lynch Trust, 2.139%, 11/15/45	1,506,178	0.0
290,757		Morgan Stanley Capital I Trust 2004-IQ7, 5.191%, 06/15/38	290,461	0.0
2,590,000	#	Morgan Stanley Capital I Trust 2005-HQ6, 5.379%, 08/13/42	2,554,689	0.1
10,000,000		Morgan Stanley Capital I Trust 2005-IQ10, 5.252%, 09/15/42	9,679,570	0.2
3,840,000	#	Morgan Stanley Capital I Trust 2008-TOP29, 6.278%, 01/11/43	3,965,910	0.1
3,305,000	#	Morgan Stanley Capital I Trust 2011-C1, 5.251%, 09/15/47	3,619,849	0.1
3,095,000	#	Morgan Stanley Capital I Trust 2011-C1, 5.251%, 09/15/47	3,339,553	0.1
718,400	#	Morgan Stanley Capital I, Inc., 5.910%, 11/15/31	732,171	0.0
3,330,000		Morgan Stanley Capital I, 5.336%, 01/14/42	3,329,757	0.1
102,481	#	Morgan Stanley Capital I, 7.350%, 07/15/32	104,355	0.0
1,820,000	#	Morgan Stanley Dean Witter Capital I Trust 2002-IQ3, 6.974%, 09/15/37	1,796,327	0.0
1,160,000	#	Morgan Stanley Dean Witter Capital I, 7.505%, 07/15/33	1,326,602	0.0
2,509,019		Morgan Stanley Mortgage Loan Trust 2006-3AR, 2.832%, 03/25/36	2,082,372	0.0

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,300,000	#	Morgan Stanley Reremic Trust, 0.250%, 07/27/49	$3,746,160	0.1
541,158	#	Morgan Stanley Reremic Trust, 5.246%, 12/17/43	546,777	0.0
39,413	#	Nomura Asset Acceptance Corp., 6.872%, 02/19/30	39,449	0.0
4,945,260	#	N-Star Real Estate CDO Ltd., 2.020%, 08/25/29	4,951,689	0.1
5,802,953	#,^	RBSCF Trust, 1.192%, 04/15/24	16	0.0
3,038,309	#	RBSSP Resecuritization Trust, 0.420%, 02/26/37	2,867,136	0.1
12,351,811		SLM Student Loan Trust, 1.734%, 04/25/23	12,698,440	0.3
19,459,081	#,^	UBS-Barclays Commercial Mortgage Trust, 1.758%, 05/10/63	1,514,399	0.0
33,990,497	#,^	UBS-Barclays Commercial Mortgage Trust, 2.132%, 08/10/49	3,741,701	0.1
2,100,000	#	Wachovia Bank Commercial Mortgage Trust Series 2005-C17 G, 5.396%, 03/15/42	2,109,973	0.0
2,662,000		Wachovia Bank Commercial Mortgage Trust Series 2006-C25, 5.723%, 05/15/43	2,646,872	0.1
8,192,000		Wachovia Bank Commercial Mortgage Trust Series 2007-C33 AJ, 5.941%, 02/15/51	8,601,801	0.2
13,372,000		Wachovia Bank Commercial Mortgage Trust Series, 5.723%-5.941%, 05/15/43-02/15/51	13,656,238	0.3
5,000,000	#	Wells Fargo Commercial Mortgage Trust 2014-TISH WTS1, 2.405%, 02/05/27	5,001,360	0.1
3,061,884		Wells Fargo Mortgage Backed Securities 2005-AR15 Trust, 2.613%, 09/25/35	2,920,290	0.1
2,748,890		Wells Fargo Mortgage Backed Securities 2006-AR6 Trust 3A1, 2.577%, 03/25/36	2,674,458	0.0
2,873,918	#,^	Wells Fargo Mortgage Backed Securities Trust, 1.573%, 06/15/45	248,401	0.0

See Accompanying Notes to Financial Statements

79

Voya Intermediate Bond Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
95,200		Wells Fargo Mortgage-Backed Securities Trust, 2.590%, 10/25/33	$96,308	0.0
31,965,207	#,^	WFRBS Commercial Mortgage Trust 2012-C6, 2.414%, 04/15/45	3,398,122	0.1
38,083,131	#,^	WFRBS Commercial Mortgage Trust 2012-C8 XA, 2.201%, 08/15/45	3,907,565	0.1
7,103,643		Wells Fargo Mortgage Backed Securities Trust, 2.612%-5.588%, 05/25/35-04/25/36	6,982,302	0.1
63,127,045		Other Securities	56,820,895	1.2
		Total Collateralized Mortgage Obligations (Cost $561,792,795)	575,676,145	12.4
ASSET-BACKED SECURITIES: 10.3%
		Automobile Asset-Backed Securities: 1.8%
2,410,000	#	AmeriCredit Automobile Receivables Trust 2011-3, 5.760%, 12/10/18	2,482,306	0.0
7,582,700		AmeriCredit Automobile Receivables Trust 2012-4, 1.930%, 08/08/18	7,632,249	0.2
2,680,000		AmeriCredit Automobile Receivables Trust 2012-5, 2.350%, 12/10/18	2,700,329	0.1
4,855,000		AmeriCredit Automobile Receivables Trust 2013-1, 2.090%, 02/08/19	4,820,025	0.1
4,270,000		AmeriCredit Automobile Receivables Trust 2013-4, 3.310%, 10/08/19	4,342,652	0.1
5,470,000		AmeriCredit Automobile Receivables Trust 2013-5, 2.860%, 12/08/19	5,471,975	0.1
5,640,000	#	AmeriCredit Automobile Receivables Trust, 3.290%, 05/08/20	5,692,858	0.1
2,570,000	#	MMCA Automobile Trust, 1.920%, 12/16/19	2,586,882	0.1
2,360,000	#	MMCA Automobile Trust, 2.260%, 10/15/20	2,370,417	0.0
3,640,000		Santander Drive Auto Receivables Trust 2012-4, 3.500%, 06/15/18	3,737,394	0.1
3,480,000		Santander Drive Auto Receivables Trust 2012-5, 3.300%, 09/17/18	3,585,731	0.1

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Automobile Asset-Backed Securities (continued)
4,670,000		Santander Drive Auto Receivables Trust 2013-1, 2.270%, 01/15/19	$4,641,847	0.1
3,135,000		Santander Drive Auto Receivables Trust 2013-2, 2.570%, 03/15/19	3,175,405	0.1
2,775,000		Santander Drive Auto Receivables Trust 2013-4, 3.920%, 01/15/20	2,895,438	0.0
10,500,000	#	Santander Drive Auto Receivables Trust 2013-A, 3.780%, 10/15/19	10,814,842	0.2
7,030,000	#	Santander Drive Auto Receivables Trust 2013-A, 4.710%, 01/15/21	7,285,625	0.2
3,890,000		Santander Drive Auto Receivables Trust 2014-1, 1.590%, 10/15/18	3,899,737	0.1
4,410,000		Other Securities	4,418,306	0.1
			82,554,018	1.8
		Credit Card Asset-Backed Securities: 0.0%
2,620,000		Other Securities	2,606,060	0.0
		Home Equity Asset-Backed Securities: 0.3%
2,400,000		Morgan Stanley ABS Capital I, Inc. Trust 2005-NC2, 1.085%, 03/25/35	2,035,664	0.0
12,594,327		Other Securities	11,825,334	0.3
			13,860,998	0.3
		Other Asset-Backed Securities: 8.2%
3,000,000	#	1776 CLO Ltd. 2006-1A D, 1.982%, 05/08/20	2,980,482	0.1
575,981	#	AMMC CLO IV Ltd., 1.034%, 03/25/17	575,981	0.0
5,150,000	#	Ares XII CLO Ltd., 2.233%, 11/25/20	5,205,100	0.1
1,500,000	#	Ares XII CLO Ltd., 3.483%, 11/25/20	1,477,944	0.0
6,750,000	#	Atrium V, 0.922%, 07/20/20	6,549,586	0.2
1,000,000	#	Atrium V, 3.932%, 07/20/20	980,702	0.0
625,000	#	Babson CLO, Inc. 2005-III, 0.632%, 11/10/19	617,771	0.0
2,600,000	#	Babson CLO, Inc. 2005-III, 0.932%, 11/10/19	2,542,641	0.1
2,000,000	#	Babson CLO, Inc. 2005-III, 1.932%, 11/10/19	1,964,346	0.0

See Accompanying Notes to Financial Statements

80

Voya Intermediate Bond Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
1,500,000		Babson Mid-Market CLO, Inc. 2007-II, 3.881%, 04/15/21	$1,470,647	0.0
1,000,000	#	Babson Mid-Market CLO, Inc. 2007-II, 1.081%, 04/15/21	976,331	0.0
7,350,000	#	Babson Mid-Market CLO, Inc. 2007-II, 1.931%, 04/15/21	7,082,930	0.2
2,250,000	#	Belhurst CLO Ltd., 0.931%, 01/15/20	2,249,323	0.1
1,549,061	#	Black Diamond CLO 2005-1 Delaware Corp., 0.667%, 06/20/17	1,539,130	0.1
904,445	#	Black Diamond CLO Ltd., 0.597%, 06/20/17	902,626	0.0
1,250,000	#	BlackRock Senior Income Series V Ltd. 2007-5A D, 2.483%, 08/13/19	1,179,496	0.0
10,000,000	#	Bluemountain CLO III Ltd. 2007-3A C, 0.933%, 03/17/21	9,697,760	0.2
7,611,663	#	Callidus Debt Partners Clo Fund VI Ltd., 0.491%, 10/23/21	7,477,614	0.2
1,750,000	#	Callidus Debt Partners Clo Fund VI Ltd., 3.231%, 10/23/21	1,698,937	0.0
3,000,000	#	Canaras Summit CLO Ltd., 0.725%, 06/19/21	2,923,704	0.1
7,000,000	#	Canaras Summit CLO Ltd., 1.045%, 06/19/21	6,763,442	0.1
4,250,000	#	Carlyle High Yield Partners IX Ltd., 0.640%, 08/01/21	4,078,087	0.1
5,800,000	#	Carlyle High Yield Partners IX Ltd., 1.840%, 08/01/21	5,555,878	0.1
7,900,000	#	Carlyle Veyron CLO Ltd., 0.911%, 07/15/18	7,839,818	0.2
2,700,000	#	Carlyle Veyron CLO Ltd., 1.831%, 07/15/18	2,686,486	0.1
7,500,000	#	Castle Garden Funding, 0.984%, 10/27/20	7,355,017	0.2
3,550,000	#	Castle Garden Funding, 4.984%, 10/27/20	3,560,998	0.1
2,500,000	#	Castle Garden Funding, 6.560%, 10/27/20	2,682,993	0.0
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
4,450,000	#	CIFC Funding 2006-I Ltd., 1.831%, 10/20/20	$4,325,467	0.1
2,101,184	#	CIFC Funding 2006-I Ltd., 4.231%, 10/20/20	2,095,964	0.1
10,400,000	#	CIFC Funding 2006-II Ltd., 1.834%, 03/01/21	10,048,168	0.2
5,344,486	#	CIFC Funding 2006-II Ltd., 4.234%, 03/01/21	5,259,354	0.1
4,700,000	#	ColumbusNova CLO IV Ltd 2007-II, 2.481%, 10/15/21	4,602,621	0.1
2,500,000	#	ColumbusNova CLO Ltd 2006-II, 0.982%, 04/04/18	2,461,372	0.0
2,000,000	#	ColumbusNova CLO Ltd 2006-II, 1.732%, 04/04/18	1,951,800	0.0
2,500,000	#	ColumbusNova CLO Ltd 2006-II, 3.982%, 04/04/18	2,500,003	0.1
3,000,000	#	Del Mar CLO I Ltd., 0.952%, 07/25/18	2,965,221	0.1
3,100,000	#	Diamond Lake CLO Ltd., 1.834%, 12/01/19	3,015,203	0.1
6,500,000	#	Duane Street CLO II Ltd., 1.882%, 08/20/18	6,352,125	0.1
15,500,000	#	Eaton Vance CDO IX Ltd., 0.881%, 04/20/19	15,274,351	0.3
7,500,000	#	Eaton Vance CDO IX Ltd., 1.731%, 04/20/19	7,284,772	0.2
477,007	#	Emporia Preferred Funding, 0.731%, 10/18/18	476,827	0.0
4,150,000	#	Fairway Loan Funding Co., 1.678%, 10/17/18	4,134,778	0.1
5,645,000	#	Fraser Sullivan CLO I Ltd., 2.041%, 03/15/20	5,502,328	0.1
5,100,000	#	Fraser Sullivan CLO II Ltd., 0.647%, 12/20/20	5,023,072	0.1
6,500,000	#	Fraser Sullivan CLO II Ltd., 0.967%, 12/20/20	6,348,355	0.1
3,250,000	#	Fraser Sullivan CLO II Ltd., 1.747%, 12/20/20	3,146,198	0.1
1,000,000	#	FRASR 2006-1A B 3/20, 0.711%, 03/15/20	995,981	0.0
1,600,000	#	Gale Force 3 CLO Ltd. 2007-3A D, 1.631%, 04/19/21	1,504,197	0.0
6,600,000	#	Gallatin CLO III 2007-1 Ltd., 1.482%, 05/15/21	6,379,065	0.1

See Accompanying Notes to Financial Statements

81

Voya Intermediate Bond Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
2,500,000	#	Gallatin CLO III Ltd. 2007-1A A2L, 0.572%, 05/15/21	$2,439,510	0.1
2,875,000	#	GoldenTree Loan Opportunities III Ltd., 1.482%, 05/01/22	2,734,094	0.0
4,125,000	#	Goldentree Loan Opportunities V Ltd., 3.481%, 10/18/21	4,100,782	0.1
2,500,000	#	Greens Creek Funding Ltd., 2.481%, 04/18/21	2,447,125	0.1
3,825,000	#	Gulf Stream - Compass CLO, 2.233%, 10/28/19	3,852,425	0.1
5,050,000	#	Gulf Stream - Compass CLO, 3.683%, 10/28/19	5,052,354	0.1
2,850,000	#	Gulf Stream - Sextant CLO, 0.931%, 08/21/20	2,821,001	0.1
2,740,000	#	Gulf Stream - Sextant CLO, 1.831%, 08/21/20	2,693,198	0.0
1,900,000	#	Gulf Stream-Rashinban CLO 2006-1 Ltd., 0.914%, 11/26/20	1,846,046	0.1
2,225,000	#	Halcyon Structured Asset Management Long Secured/Short Unsecured, 0.682%, 08/07/21	2,186,036	0.0
8,455,000	#	Halcyon Structured Asset Management Long Secured/Short Unsecured, 2.532%, 08/07/21	8,415,312	0.2
1,200,000	#	Hewett’s Island Clo V Ltd., 0.935%, 12/05/18	1,190,172	0.0
2,700,000	#	Invitation Homes 2013-SFR1 Trust, 2.900%, 12/17/30	2,578,516	0.0
4,110,000	#	Invitation Homes Trust, 2.254%, 06/17/31	4,070,908	0.1
1,200,000	#	Katonah IX CLO Ltd., 0.954%, 01/25/19	1,165,198	0.0
6,021,887	#	Kennecott Funding Ltd., 2.029%, 01/13/18	5,984,160	0.1
4,250,000	#	Kingsland III Ltd., 0.883%, 08/24/21	4,084,084	0.1
1,500,000	#	Landmark IX CDO Ltd., 1.681%, 04/15/21	1,425,123	0.0
1,250,000	#	LCM V Ltd., 3.647%, 03/21/19	1,226,396	0.0

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
1,500,000	#	LCM V Ltd, 1.597%, 03/21/19	$1,425,524	0.1
6,750,000	#	Lightpoint CLO V 2006-5A B, 2.031%, 04/15/18	6,749,453	0.1
1,800,000	#	LightPoint CLO V, 0.942%, 08/05/19	1,769,418	0.0
5,500,000	#	Madison Park Funding II Ltd. 2006-2A D, 5.005%, 03/25/20	5,473,594	0.1
1,000,000	#	Madison Park Funding Ltd., 2.055%, 03/25/20	980,749	0.0
3,000,000	#	Madison Park Funding Ltd., 5.484%, 07/26/21	2,992,764	0.1
2,900,000	#	Momentum Capital Fund Ltd., 1.631%, 09/18/21	2,863,846	0.1
7,170,000	#	MSIM Peconic Bay Ltd., 2.231%, 07/20/19	7,213,386	0.2
12,750,000	#	Muir Grove CLO Ltd., 2.234%, 03/25/20	12,745,231	0.3
4,650,000	#	Muir Grove CLO Ltd., 3.234%, 03/25/20	4,643,146	0.1
2,500,000	#	Ocean Trails CLO I, 0.980%, 10/12/20	2,397,590	0.1
3,500,000	#	Race Point IV CLO Ltd., 0.982%, 08/01/21	3,417,480	0.1
1,750,000	#	Sierra CLO II Ltd., 1.632%, 01/22/21	1,692,266	0.0
10,532,008		Small Business Administration, 5.160%, 02/01/28	11,654,598	0.2
15,581,404		Small Business Administration, 5.290%-5.902%, 02/10/18-03/01/28	17,055,048	0.4
2,500,000	#	St James River CLO Ltd. 2007-1A D, 2.539%, 06/11/21	2,451,127	0.1
2,000,000	#	Telos CLO 2006-1 Ltd., 1.930%, 10/11/21	1,942,382	0.0
2,010,000	#	Trade MAPS 1 Ltd., 2.412%, 12/10/18	2,007,990	0.0
3,400,000	#	WhiteHorse III Ltd./Corp 2006-1A A3L, 0.982%, 05/01/18	3,395,550	0.1
750,000	#	WhiteHorse III Ltd/Corp, 2.082%, 05/01/18	744,020	0.0

See Accompanying Notes to Financial Statements

82

Voya Intermediate Bond Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
26,434,993		Other Securities	$23,406,068	0.5
			379,596,662	8.2
		Total Asset-Backed Securities (Cost $473,509,066)	478,617,738	10.3
U.S. TREASURY OBLIGATIONS: 12.0%
		U.S. Treasury Bonds: 3.0%
130,540,000		3.125%, due 08/15/44	140,565,080	3.0
		U.S. Treasury Notes: 9.0%
44,088,000		0.625%, due 12/31/16	44,044,926	1.0
38,971,000		1.000%, due 12/15/17	38,884,212	0.8
92,123,000	L	1.500%, due 11/30/19	91,525,674	2.0
123,393,000		1.875%, due 11/30/21	122,689,290	2.6
44,854,000		2.000%, due 01/31/16	45,657,335	1.0
71,634,000		2.250%, due 11/15/24	72,126,484	1.6
			414,927,921	9.0
		Total U.S. Treasury Obligations (Cost $550,132,533)	555,493,001	12.0
U.S. GOVERNMENT AGENCY OBLIGATIONS: 25.7%
		Federal Home Loan Bank: 0.0%
1,915,000		Other Securities	1,864,371	0.0
		Federal Home Loan Mortgage Corporation: 5.6%##
12,600,000		0.750%, due 01/12/18	12,423,877	0.3
13,600,000		1.000%, due 07/28/17	13,597,130	0.3
5,000,000	^	4.000%, due 11/15/38	1,335,086	0.0
2,028,219	^	4.000%, due 04/15/43	388,103	0.0
6,822,577	^	4.500%, due 12/15/40	1,199,621	0.0
981,527	^	4.908%, due 03/15/33	1,032,977	0.0
3,630,392	^	5.000%, due 02/15/40	706,867	0.0
4,492,189	^	5.000%, due 12/15/43	876,653	0.0
5,321,298	^	5.500%, due 12/15/18	288,070	0.0
10,711,275		5.500%, due 02/15/36	11,870,289	0.3
22,741,348	^	5.789%, due 08/15/43	5,035,876	0.1
4,685,628	^	5.839%, due 05/15/36	521,149	0.0
6,161,647	^	5.889%, due 07/15/40	962,510	0.0
15,252,882	^	5.939%, due 09/15/44	2,954,065	0.1
31,859,967	^	5.989%, due 03/15/44	5,204,819	0.1
49,056,553	^	5.989%, due 03/15/44	7,614,386	0.2
1,062,975	^	6.000%, due 04/15/33	242,050	0.0
18,303,795	^	6.039%, due 07/15/39	2,780,356	0.1
21,182,950	^	6.039%, due 10/15/39	3,144,323	0.1
4,093,365	^	6.324%, due 06/15/36	694,530	0.0
13,618,508	^	6.389%, due 05/15/41	2,909,779	0.1

Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Federal Home Loan Mortgage Corporation (continued)
33,247,902	^	6.389%, due 11/15/41	$7,813,357	0.2
4,964,081	^	6.439%, due 09/15/33	935,355	0.0
11,738,366	^	6.439%, due 03/15/35	1,636,980	0.0
7,486,580	^	6.439%, due 12/15/39	977,862	0.0
17,933,800	^	6.439%, due 01/15/40	3,042,616	0.1
25,504,078	^	6.439%, due 09/15/42	6,042,008	0.1
17,985,769	^	6.539%, due 11/15/25	2,704,723	0.1
14,213,884	^	6.539%, due 04/15/40	2,730,422	0.1
3,647,599	^	23.977%, due 01/15/36	2,080,572	0.0
141,888,026	W	0.511%-19.378%, due 08/23/17-09/01/44	154,629,963	3.3
			258,376,374	5.6
		Federal National Mortgage Association: 15.6%##
15,200,000		0.370%, due 10/27/37	14,981,994	0.3
11,700,000		0.875%, due 08/28/17	11,650,860	0.3
21,000,000		0.875%, due 12/20/17	20,775,300	0.5
35,000,000		1.750%, due 06/20/19	35,195,055	0.8
10,335,931	^	3.000%, due 10/25/32	1,228,977	0.0
75,206,000	W	3.000%, due 11/25/42	75,891,963	1.6
11,300,519		3.000%, due 05/01/43	11,451,753	0.2
23,745,831		3.000%, due 07/01/43	24,060,709	0.5
10,969,000	W	3.500%, due 01/25/26	11,588,577	0.3
24,412,000	W	3.500%, due 07/25/41	25,383,720	0.6
774,216	^	3.500%, due 08/25/43	145,561	0.0
1,265,167	^	4.000%, due 11/01/18	68,540	0.0
39,217,860		4.000%, due 12/01/39	41,917,131	0.9
1,204,167	^	4.000%, due 08/25/43	240,082	0.0
13,608,045		4.500%, due 05/01/41	14,796,759	0.3
3,622,440	^	5.000%, due 05/25/18	199,471	0.0
30,066,106	^	5.000%, due 01/25/41	4,404,357	0.1
9,531,403	^	5.000%, due 04/25/42	2,073,080	0.0
11,785,187		5.500%, due 06/01/38	13,170,960	0.3
10,135,881	^	5.500%, due 11/25/40	1,967,338	0.0
38,832,780	^	5.901%, due 11/25/40	5,110,456	0.1
29,008,405	^	5.931%, due 10/25/42	5,726,839	0.1
39,119,289	^	5.931%, due 12/25/42	7,999,425	0.2
1,746,997	^	6.000%, due 08/25/33	376,403	0.0
21,347,756	^	6.031%, due 06/25/33	4,777,182	0.1
14,490,899	^	6.251%, due 06/25/40	2,419,980	0.1
6,959,252	^	6.281%, due 02/25/42	1,280,999	0.0
8,339,844	^	6.431%, due 10/25/40	1,527,860	0.0
15,009,616	^	6.451%, due 06/25/40	2,491,596	0.1
15,118,760	^	6.511%, due 10/25/35	2,799,467	0.1

See Accompanying Notes to Financial Statements

83

Voya Intermediate Bond Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Federal National Mortgage Association (continued)
2,384,280	^	6.531%, due 08/25/26	$326,877	0.0
7,821,832	^	6.571%, due 01/25/37	1,486,879	0.0
19,397,128	^	6.581%, due 10/25/35	3,496,530	0.1
338,028,303	W	0.670%-32.603%, due 06/01/16-10/01/44	369,484,718	8.0
			720,497,398	15.6
		Government National Mortgage Association: 4.5%
50,159,000		3.000%, due 01/15/43	51,297,766	1.1
11,863,000		3.500%, due 10/20/41	12,453,370	0.3
12,925,221	^	4.000%, due 08/16/26	1,626,104	0.0
23,029,863		4.000%, due 10/20/44	24,749,793	0.5
9,405,590	^	4.500%, due 12/20/37	818,526	0.0
5,464,348	^	4.500%, due 05/20/40	812,423	0.0
371,532	^	5.000%, due 06/16/39	4	0.0
3,846,484	^	5.000%, due 11/20/39	639,289	0.0
12,338,602	^	5.000%, due 01/20/40	3,208,974	0.1
8,349,888	^	5.000%, due 03/20/40	1,439,371	0.0
4,681,403	^	5.000%, due 10/20/40	755,942	0.0
11,286,069	^	5.435%, due 06/20/44	2,220,777	0.1
27,219,988	^	5.439%, due 04/16/44	4,071,977	0.1
33,984,205	^	5.500%, due 11/20/43	7,671,560	0.2
8,533,271	^	5.685%, due 06/20/40	1,371,754	0.0
31,642,669	^	5.885%, due 07/20/39	4,570,157	0.1
35,285,894	^	5.939%, due 05/16/40	5,394,765	0.1
30,348,009	^	6.035%, due 05/20/37	4,843,418	0.1
6,016,508	^	6.035%, due 06/20/38	661,074	0.0
10,745,587	^	6.035%, due 04/20/39	1,598,447	0.0
36,564,515	^	6.039%, due 12/16/39	6,574,885	0.2
39,497,510	^	6.039%, due 04/16/44	5,697,152	0.1
6,795,542	^	6.135%, due 05/20/39	714,050	0.0
5,140,911	^	6.235%, due 04/20/38	749,637	0.0
3,768,900	^	6.339%, due 05/16/38	661,710	0.0
10,679,135	^	6.339%, due 01/16/39	1,899,671	0.1
15,154,478	^	6.455%, due 08/20/40	3,238,357	0.1
6,916,057	^	6.489%, due 09/16/40	1,280,929	0.0
15,725,537	^	6.505%, due 06/20/41	2,657,882	0.1
2,873,417	^	6.609%, due 02/16/35	535,583	0.0
5,905,059	^	6.835%, due 04/20/36	540,243	0.0
49,400,324		1.625%-24.710%, due 01/20/27-10/20/60	54,651,229	1.2
			209,406,819	4.5
		Total U.S. Government Agency Obligations (Cost $1,161,449,927)	1,190,144,962	25.7

Principal Amount†			Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: 0.9%
13,848,000		European Investment Bank,1.000%, 03/15/18	$13,727,744	0.3
10,000,000	#,L	Kommunalbanken AS, 1.750%, 05/28/19	10,026,170	0.2
20,590,000		Ukraine Government AID Bonds, 1.844%, 05/16/19	20,780,457	0.4
561,000		Other Securities	584,282	0.0
		Total Foreign Government Bonds (Cost $44,874,595)	45,118,652	0.9

Shares			Value	Percentage of Net Assets
MUTUAL FUNDS: 12.6%
		Affiliated Investment Companies: 12.6%
6,926,097		Voya Emerging Markets Corporate Debt Fund - Class P	67,321,662	1.4
13,594,991		Voya Emerging Markets Hard Currency Debt Fund - Class P	127,656,962	2.8
7,042,918		Voya Emerging Markets Local Currency Debt Fund - Class P	55,850,342	1.2
2,100,623		Voya Floating Rate Fund - Class P	21,006,226	0.5
12,082,420		Voya High Yield Bond Fund - Class P	97,142,654	2.1
10,307,310		Voya Investment Grade Credit Fund - Class P	111,937,388	2.4
10,043,102		Voya Securitized Credit Fund - Class P	102,238,782	2.2
		Total Mutual Funds (Cost $605,934,451)	583,154,016	12.6
PREFERRED STOCK: 0.0%
		Financials: 0.0%
1,500	#,P	Ally Financial, Inc.	1,506,891	0.0
		Total Preferred Stock (Cost $1,443,750)	1,506,891	0.0

See Accompanying Notes to Financial Statements

84

Voya Intermediate Bond Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: 0.0%
		Interest Rate Swaptions: 0.0%
993,819,485	@	Pay a fixed rate equal to 5.008% and receive a floating rate equal to the 3-month USD-LIBOR-BBA, Exp. 05/29/15 Counterparty: Goldman Sachs & Co.	$13,531	0.0
		Total Purchased Options (Cost $4,869,715)	13,531	0.0
		Total Long-Term Investments (Cost $4,674,652,258)	4,738,895,869	102.2

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.7%
	Commercial Paper: 0.1%
2,000,000	Apache Disc, 0.490%, 01/30/15	1,999,200	0.1
2,000,000	Vodafone, 0.430%, 06/29/15	1,995,800	0.0
		3,995,000	0.1
	Securities Lending Collateralcc: 2.9%
32,129,104	Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $32,129,262, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $32,771,686, due 01/01/15-09/01/49)	32,129,104	0.7
32,129,104	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $32,129,368, collateralized by various U.S. Government Securities, 0.625%-3.125%, Market Value plus accrued interest $32,771,687, due 09/30/17-02/15/42)	32,129,104	0.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
6,763,369	Nomura Securities, Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $6,763,399, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $6,898,636, due 01/07/15-10/20/64)	$6,763,369	0.1
32,129,104	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $32,129,262, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.375%-7.250%, Market Value plus accrued interest $32,771,688, due 11/15/15-07/15/56)	32,129,104	0.7
32,129,104	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $32,129,368, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $32,774,907, due 04/15/16-02/15/42)	32,129,104	0.7
		135,279,785	2.9

See Accompanying Notes to Financial Statements

85

Voya Intermediate Bond Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 1.7%
77,195,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $77,195,000)	$77,195,000	1.7
	Total Short-Term Investments (Cost $216,469,785)	216,469,785	4.7
	Total Investments in Securities (Cost $4,891,122,043)	$4,955,365,654	106.9
	Liabilities in Excess of Other Assets	(321,804,883)	(6.9)
	Net Assets	$4,633,560,771	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2014.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

@	Non-income producing security.

P	Preferred Stock may be called prior to convertible date.

cc	Represents securities purchased with cash collateral received for securities on loan.

W	Settlement is on a when-issued or delayed-delivery basis.

L	Loaned security, a portion or all of the security is on loan at December 31, 2014.

^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $4,892,155,480.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$120,906,333
Gross Unrealized Depreciation	(57,696,159)
Net Unrealized Appreciation	$63,210,174

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Mutual Funds	$583,154,016	$—	$—	$583,154,016
Preferred Stock	—	1,506,891	—	1,506,891
Purchased Options	—	13,531	—	13,531
Corporate Bonds/Notes	—	1,309,755,214	—	1,309,755,214
Collateralized Mortgage Obligations	—	575,676,145	—	575,676,145
Short-Term Investments	77,195,000	139,274,785	—	216,469,785
Asset-Backed Securities	—	478,617,738	—	478,617,738
U.S. Government Agency Obligations	—	1,190,144,962	—	1,190,144,962
Foreign Government Bonds	—	44,534,371	—	44,534,371
U.S. Treasury Obligations	—	555,493,001	—	555,493,001
Total Investments, at fair value	$660,349,016	$4,295,016,638	$—	$4,955,365,654

See Accompanying Notes to Financial Statements

86

Voya Intermediate Bond Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Other Financial Instruments+
Centrally Cleared Swaps	—	15,012,125	—	15,012,125
Forward Foreign Currency Contracts	—	677,928	—	677,928
Futures	6,217,824	—	—	6,217,824
OTC Swaps	—	10,717,048	—	10,717,048
Total Assets	$666,566,840	$4,321,423,739	$—	$4,987,990,579
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(20,801,397)	$—	$(20,801,397)
Forward Foreign Currency Contracts	—	(956,050)	—	(956,050)
Futures	(3,275,073)	—	—	(3,275,073)
Total Liabilities	$(3,275,073)	$(21,757,447)	$—	$(25,032,520)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 The following table provides transactions during the year ended December 31, 2014, where the following issuers were considered an affiliate:

	Beginning Market Value at 12/31/13	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 12/31/14	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Issuer
Voya Emerging Markets Corporate Debt Fund - Class P	$42,258,565	$25,062,345	$—	$752	$67,321,662	$3,049,101	$—	$—
Voya Emerging Markets Hard Currency Debt Fund - Class P	99,206,835	28,350,862	—	99,265	127,656,962	6,359,337	—	—
Voya Emerging Markets Local Currency Debt Fund - Class P	49,180,846	11,545,532	—	(4,876,036)	55,850,342	261,696	—	—
Voya Floating Rate Fund - Class P	10,751,857	10,672,048	—	(417,679)	21,006,226	672,047	—	—
Voya High Yield Bond Fund - Class P	28,819,586	71,924,662	—	(3,601,594)	97,142,654	4,601,089	—	—
Voya Investment Grade Credit Fund - Class P	47,699,100	62,218,122	—	2,020,166	111,937,388	5,071,644	—	—
Voya Securitized Credit Fund - Class P	—	101,120,777	—	1,118,005	102,238,782	875,721	—	245,056
	$277,916,789	$310,894,348	$—	$(5,657,121)	$583,154,016	$20,890,635	$—	$245,056

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

87

Voya Intermediate Bond Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

At December 31, 2014, the following forward foreign currency contracts were outstanding for Voya Intermediate Bond Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Singapore Dollar	1,301,141	Buy	02/27/15	$1,002,181	$981,181	$(21,000)
Deutsche Bank AG	Czech Koruna	19,403,537	Buy	03/20/15	881,520	848,467	(33,053)
Goldman Sachs & Co.	EU Euro	3,402,925	Buy	02/27/15	4,249,689	4,119,888	(129,801)
HSBC Bank PLC	South Korean Won	1,122,984,680	Buy	02/27/15	1,018,673	1,023,954	5,281
							$(178,573)
Citigroup, Inc.	South African Rand	56,586,342	Sell	03/20/15	$4,786,000	$4,829,586	$(43,586)
Deutsche Bank AG	Polish Zloty	13,782,743	Sell	03/20/15	4,081,357	3,879,403	201,954
Deutsche Bank AG	Hungarian Forint	884,306,740	Sell	03/20/15	3,525,944	3,373,246	152,698
Deutsche Bank AG	Philippine Peso	30,666,070	Sell	02/27/15	679,505	683,496	(3,991)
Deutsche Bank AG	Indonesian Rupiah	50,194,746,125	Sell	02/27/15	4,047,963	3,998,011	49,952
Deutsche Bank AG	Thai Baht	142,019,697	Sell	02/27/15	4,290,625	4,304,602	(13,977)
HSBC Bank PLC	Russian Ruble	225,086,922	Sell	03/20/15	3,330,181	3,701,520	(371,339)
HSBC Bank PLC	Romanian New Leu	2,063,414	Sell	03/20/15	573,171	555,936	17,235
HSBC Bank PLC	Colombian Peso	6,651,495,118	Sell	03/20/15	2,689,755	2,787,129	(97,374)
HSBC Bank PLC	Peruvian Nuevo Sol	6,689,361	Sell	03/20/15	2,220,904	2,206,215	14,689
HSBC Bank PLC	Malaysian Ringgit	20,214,909	Sell	02/27/15	5,980,388	5,744,269	236,119
Morgan Stanley	Chilean Peso	200,391,584	Sell	03/20/15	320,627	327,771	(7,144)
Morgan Stanley	Mexican Peso	78,679,027	Sell	03/20/15	5,280,649	5,307,134	(26,485)
Morgan Stanley	Turkish Lira	11,701,978	Sell	03/20/15	4,846,944	4,927,707	(80,763)
Morgan Stanley	Brazilian Real	10,946,559	Sell	03/20/15	3,903,213	4,030,750	(127,537)
							$(99,549)

At December 31, 2014, the following futures contracts were outstanding for Voya Intermediate Bond Portfolio:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 2-Year Note	790	03/31/15	$172,689,070	$(220,346)
U.S. Treasury Ultra Long Bond	940	03/20/15	155,276,250	6,217,824
			$327,965,320	$5,997,478
Short Contracts
U.S. Treasury 10-Year Note	(137)	03/20/15	(17,371,173)	(96,092)
U.S. Treasury 5-Year Note	(5,309)	03/31/15	(631,397,724)	(874,966)
U.S. Treasury Long Bond	(672)	03/20/15	(97,146,000)	(2,083,669)
			$(745,914,897)	$(3,054,727)

See Accompanying Notes to Financial Statements

88

Voya Intermediate Bond Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

At December 31, 2014, the following over-the-counter credit default swaps were outstanding for Voya Intermediate Bond Portfolio:

Credit Default Swaps on Credit Indices — Buy Protection(1)

Counterparty	Reference Entity/ Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)		Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citigroup, Inc.	CDX.EM.22 Index	Buy	(1.000)	12/20/19	USD	90,563,000	$9,453,278	$7,302,355	$2,150,923
Deutsche Bank AG	CDX.EM.22 Index	Buy	(1.000)	12/19/19	USD	12,107,000	1,263,770	976,222	287,548
							$10,717,048	$8,278,577	$2,438,471

(1)	If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)	The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

At December 31, 2014, the following centrally cleared interest rate swaps were outstanding for Voya Intermediate Bond Portfolio:

	Clearinghouse	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.668%	Chicago Mercantile Exchange	10/30/19	USD	444,148,000	$1,552,855	$1,552,855
Receive a fixed rate equal to 2.408% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/30/24	USD	230,707,000	2,726,968	2,726,968
Receive a fixed rate equal to 2.000% and pay a floating rate equal to the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	11/05/19	USD	905,910,000	10,732,302	10,732,302
Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.760%	Chicago Mercantile Exchange	11/05/24	USD	480,130,000	(20,801,397)	(20,801,397)
					$(5,789,272)	$(5,789,272)

See Accompanying Notes to Financial Statements

89

Voya Intermediate Bond Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Investments in securities at value*	$13,531
Interest rate contracts	Net Assets — Unrealized appreciation**	6,217,824
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	677,928
Credit contracts	Upfront payments paid on OTC swap agreements	8,278,577
Credit contracts	Unrealized appreciation on OTC swap agreements	2,438,471
Interest rate contracts	Net Assets — Unrealized appreciation***	15,012,125
Total Asset Derivatives		$32,638,456
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$956,050
Interest rate contracts	Net Assets — Unrealized depreciation**	3,275,073
Interest rate contracts	Net Assets — Unrealized depreciation***	20,801,397
Total Liability Derivatives		$25,032,520

*	Includes purchased options.

**	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

***	Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Summary Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$(5,312,326)	$(5,312,326)
Foreign exchange contracts	—	4,245,658	—	—	4,245,658
Interest rate contracts	2,716,676	—	(20,141,174)	943,746	(16,480,752)
Total	$2,716,676	$4,245,658	$(20,141,174)	$(4,368,580)	$(17,547,420)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$3,434,396	$3,434,396
Foreign exchange contracts	—	(233,164)	—	—	(233,164)
Interest rate contracts	(4,856,184)	—	3,491,021	(5,789,272)	(7,154,435)
Total	$(4,856,184)	$(233,164)	$3,491,021	$(2,354,876)	$(3,953,203)

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

90

Voya Intermediate Bond Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2014:

	Barclays Bank PLC	Citigroup, Inc.	Deutsche Bank AG	Goldman Sachs & Co.	HSBC Bank PLC	Morgan Stanley	Totals
Assets:
Purchased options	$—	$—	$—	$13,531	$—	$—	$13,531
Forward foreign currency contracts	—	—	404,604	—	273,324	—	677,928
Credit default swaps	—	9,453,278	1,263,770	—	—	—	10,717,048
Total Assets	$—	$9,453,278	$1,668,374	$13,531	$273,324	$—	$11,408,507
Liabilities:
Forward foreign currency contracts	$21,000	$43,586	$51,021	$129,801	$468,713	$241,929	$956,050
Credit default swaps	—	—	—	—	—	—	—
Written options	—	—	—	—	—	—	—
Total Liabilities	$21,000	$43,586	$51,021	$129,801	$468,713	$241,929	$956,050
Net OTC derivative instruments by counterparty, at fair value	$(21,000)	$9,409,692	$1,617,353	$(116,270)	$(195,389)	$(241,929)	10,452,457
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$(8,658,000)	$(2,000,000)	$—	$—	$—	$(10,658,000)
Net Exposure(1)	$(21,000)	$751,692	$(382,647)	$(116,270)	$(195,389)	$(241,929)	$(205,543)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

91

Voya Money Market Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014

Principal Amount†			Value	Percentage of Net Assets
Asset Backed Commercial Paper: 23.7%
13,350,000		Barton Capital LLC, 0.157%, due 01/05/15	$13,349,776	2.2
8,500,000	#	Barton Capital LLC, 0.181%, due 01/06/15	8,500,000	1.4
16,750,000		Concord Minutemen Capital Co., 0.200%, due 01/05/15	16,749,628	2.7
8,250,000		Concord Minutemen Capital Co., 0.305%, due 04/01/15	8,243,813	1.3
16,750,000		Crown Point Capital Co., 0.203%, due 01/06/15	16,749,535	2.7
8,500,000		Crown Point Capital Co., 0.305%, due 04/01/15	8,493,625	1.4
9,750,000		Jupiter Securitization Company LLC, 0.210%, due 02/04/15	9,748,066	1.6
3,200,000		Jupiter Securitization Company LLC, 0.213%, due 05/04/15	3,197,704	0.5
3,100,000		Jupiter Securitization Company LLC, 0.213%, due 06/01/15	3,097,269	0.5
7,900,000		Jupiter Securitization Company LLC, 0.271%, due 03/04/15	7,896,326	1.3
8,500,000	#	Old Line Funding LLC, 0.187%, due 01/02/15	8,500,000	1.4
9,750,000		Old Line Funding LLC, 0.210%, due 01/05/15	9,749,773	1.6
6,500,000		Old Line Funding LLC, 0.230%, due 01/08/15	6,499,709	1.0
21,250,000	#	Thunder Bay Funding LLC, 0.187%, due 01/16/15	21,250,000	3.4
3,500,000	#	Thunder Bay Funding LLC, 0.202%, due 01/10/15	3,500,000	0.6
575,000		Thunder Bay Funding LLC, 0.210%, due 02/20/15	574,832	0.1
		Total Asset Backed Commercial Paper (Cost $146,100,056)	146,100,056	23.7
Certificates of Deposit: 9.4%
5,050,000	#	Barton Capital LLC, 0.214%, due 01/15/15	5,050,000	0.8
300,000		Mizuho Bank Ltd./NY, 0.220%, due 01/12/15	300,003	0.0
500,000		Skandinav Enskilda Bank NY, 0.240%, due 01/05/15	500,005	0.1
9,000,000		Standard Chartered Bank NY, 0.260%, due 04/01/15	9,000,000	1.5
7,500,000		Standard Chartered Bank, 0.500%, due 01/02/15	7,500,000	1.2

Principal Amount†			Value	Percentage of Net Assets
Certificates of Deposit: (continued)
21,200,000		Sumitomo Mitsui Bank NY, 0.160%, due 01/02/15	$21,200,000	3.4
4,250,000		Sumitomo Mitsui Bank NY, 0.160%, due 01/02/15	4,250,000	0.7
4,750,000		Svenska Handelsbanken NY, 0.175%, due 01/02/15	4,750,000	0.8
5,550,000		Svenska Handelsbanken NY, 0.205%, due 01/06/15	5,550,058	0.9
		Total Certificates of Deposit (Cost $58,100,066)	58,100,066	9.4
Financial Company Commercial Paper: 18.4%
350,000		ANZ National Int’l Ltd., 0.213%, due 04/01/15	349,816	0.1
14,500,000	#	Australia & New Zealand Banking Group Ltd, 0.338%, due 01/18/15	14,500,000	2.4
1,850,000		Bank of Tokyo - Mitsubishi UFJ NY, 0.152%, due 01/05/15	1,849,969	0.3
21,600,000		Mitsubishi UFJ Trust and Banking NY, 0.173%, due 01/02/15	21,599,898	3.5
3,550,000		Mitsubishi UFJ Trust and Banking NY, 0.183%, due 01/05/15	3,549,929	0.6
13,250,000		Mizuho Funding LLC, 0.183%, due 01/06/15	13,249,669	2.1
7,250,000		Mizuho Funding LLC, 0.254%, due 02/20/15	7,247,483	1.2
2,050,000		Nordea Bank AB, 0.142%, due 01/05/15	2,049,968	0.3
1,250,000		Nordea Bank AB, 0.203%, due 02/02/15	1,249,778	0.2
400,000		Rabobank USA Finance Corp., 0.152%, due 01/05/15	399,993	0.1
1,250,000		Skandinaviska Enskilda Banken AB, 0.162%, due 02/03/15	1,249,817	0.2
3,250,000		Societe Generale, 0.122%, due 01/02/15	3,249,989	0.5
17,000,000		Societe Generale, 0.183%, due 02/02/15	16,997,275	2.8
5,000,000		Societe Generale, 0.223%, due 02/04/15	4,998,961	0.8
4,800,000		Standard Chartered Bank, 0.152%, due 01/05/15	4,799,920	0.8
1,500,000		Sumitomo Mitsui Banking, 0.183%, due 01/05/15	1,499,970	0.2

See Accompanying Notes to Financial Statements

92

Voya Money Market Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
Financial Company Commercial Paper: (continued)
14,500,000		Toronto Dominion Bank Ltd., 0.132%, due 01/05/15	$14,499,791	2.3
		Total Financial Company Commercial Paper (Cost $113,342,226)	113,342,226	18.4
Government Agency Debt: 14.4%
13,800,000		Federal Home Loan Bank Discount Notes, 0.051%, due 02/17/15	13,799,099	2.2
14,000,000		Federal Home Loan Bank Discount Notes, 0.064%, due 01/09/15	13,999,804	2.3
3,250,000		Federal Home Loan Bank Discount Notes, 0.091%, due 02/11/15	3,249,667	0.5
5,500,000		Federal Home Loan Bank Discount Notes, 0.096%, due 02/04/15	5,499,507	0.9
52,500,000		Federal Home Loan Bank Discount Notes, 0.096%, due 02/06/15	52,495,013	8.5
		Total Government Agency Debt (Cost $89,043,090)	89,043,090	14.4
Other Instrument: 4.3%
26,522,000		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%, due 01/02/15	26,522,000	4.3
		Total Other Instrument (Cost $26,522,000)	26,522,000	4.3
Other Note: 18.5%
10,400,000	#	American Honda Finance, 1.450%, due 02/27/15	10,419,395	1.7
4,000,000		ANZ New Zealand Int'l/London, 1.129%, due 02/28/15	4,013,458	0.7
1,250,000	#	Australia & New Zealand Banking Group Ltd., 3.700%, due 01/13/15	1,251,383	0.2
5,850,000		Commonwealth Bank of Australia NY, 1.950%, due 03/16/15	5,868,265	1.0
3,000,000	#	Commonwealth Bank of Australia, 3.500%, due 03/19/15	3,020,061	0.5
3,250,000		Credit Suisse USA, Inc., 4.875%, due 01/15/15	3,255,439	0.5
2,000,000	#	Fosse Master Issuer PLC, 0.274%, due 01/16/15	2,000,000	0.3
1,500,000		General Electric Capital Corp., 2.150%, due 01/09/15	1,500,608	0.2

Principal Amount†			Value	Percentage of Net Assets
Other Note: (continued)
10,500,000		JPMorgan Chase Bank NA, 0.356%, due 01/22/15	$10,500,000	1.7
6,660,000	#	Nordea Bank AB, 2.250%, due 03/20/15	6,687,821	1.1
550,000	#	Rabobank Nederland, 3.200%, due 03/11/15	552,976	0.1
15,250,000	#	Royal Bank of Canada, 0.408%, due 01/02/15	15,250,000	2.5
2,550,000	#	Standard Chartered PLC, 3.850%, due 04/27/15	2,576,851	0.4
15,000,000		Svenska Handelsbanken AB, 0.386%, due 01/04/15	15,000,000	2.4
850,000		Toyota Motor Credit Corp., 1.000%, due 02/17/15	850,805	0.1
16,750,000		Wells Fargo Bank NA, 0.380%, due 03/22/15	16,750,000	2.7
14,750,000		Westpac Banking Corp, 0.533%, due 01/28/15	14,750,000	2.4
		Total Other Note (Cost $114,247,062)	114,247,062	18.5
Other Repurchase Agreement: 1.0%
6,500,000		Morgan Stanley Repurchase Agreement dated 12/31/14, 0.07%, due 1/2/15, $6,500,025 to be received upon repurchase (Collateralized by $8,151,500, various US Govt Agency Oblig, 0.00%-11.25%, Market Value plus accrued interest $6,630,005 due 2/15/15-10/15/27	6,500,000	1.0
		Total Other Repurchase Agreement (Cost $6,500,000)	6,500,000	1.0
Treasury Debt: 10.3%
1,800,000		United States Treasury Bill, 0.024%, due 01/15/15	1,799,984	0.3
24,750,000		United States Treasury Bill, 0.045%, due 04/02/15	24,747,185	4.0
36,750,000		United States Treasury Bill, 0.073%, due 05/28/15	36,739,197	6.0
		Total Treasury Debt (Cost $63,286,366)	63,286,366	10.3
		Total Investments in Securities (Cost $617,140,866)	$617,140,866	100.0
		Liabilities in Excess of Other Assets	(290,021)	—
		Net Assets	$616,850,845	100.0

See Accompanying Notes to Financial Statements

93

Voya Money Market Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

Cost for federal income tax purposes is $617,140,967.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(101)
Net Unrealized Depreciation	$(101)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Government Agency Debt	$—	$89,043,090	$—	$89,043,090
Other Instrument	26,522,000	—	—	26,522,000
Other Repurchase Agreement	—	6,500,000	—	6,500,000
Treasury Debt	—	63,286,366	—	63,286,366
Other Note	—	114,247,062	—	114,247,062
Financial Company Commercial Paper	—	113,342,226	—	113,342,226
Certificates of Deposit	—	58,100,066	—	58,100,066
Asset Backed Commercial Paper	—	146,100,056	—	146,100,056
Total Investments, at fair value	$26,522,000	$590,618,866	$—	$617,140,866

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

The following table is a summary of the Portfolio’s repurchase agreements by counterparty which are subject to offset under a MRA as of December 31, 2014:

Counterparty	Repurchase Agreement, at fair value	Fair Value of Non-Cash Collateral Received Including Accrued Interest(1)	Net Amount
Morgan Stanley	$6,500,000	$(6,500,000)	$—
Totals	$6,500,000	$(6,500,000)	$—

(1)	Collateral with a fair value of $6,630,005 has been pledged in connection with the above repurchase agreement.

Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

See Accompanying Notes to Financial Statements

94

Voya Small Company Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.7%
		Consumer Discretionary: 14.2%
109,700		Cheesecake Factory	$5,519,007	0.9
96,000		Childrens Place Retail Stores, Inc.	5,472,000	0.8
168,955	@	Imax Corp.	5,220,709	0.8
69,300		Jack in the Box, Inc.	5,541,228	0.9
226,511		La-Z-Boy, Inc.	6,079,555	0.9
96,450		Monro Muffler, Inc.	5,574,810	0.9
60,500		Vail Resorts, Inc.	5,513,365	0.9
190,500		Wolverine World Wide, Inc.	5,614,035	0.9
1,773,880		Other Securities(a)	46,559,477	7.2
			91,094,186	14.2
		Consumer Staples: 2.1%
399,410		Other Securities	13,259,504	2.1
		Energy: 3.9%
2,927,600		Other Securities(a)	24,855,838	3.9
		Financials: 24.7%
221,200		Colony Financial, Inc.	5,268,984	0.8
167,237		DCT Industrial Trust, Inc.	5,963,671	0.9
133,935		Encore Capital Group, Inc.	5,946,714	0.9
97,803		Evercore Partners, Inc.	5,121,943	0.8
191,579		First American Financial Corp.	6,494,528	1.0
321,195		FirstMerit Corp.	6,067,374	1.0
137,800		Highwoods Properties, Inc.	6,101,784	1.0
147,118		LaSalle Hotel Properties	5,953,865	0.9
73,637		MarketAxess Holdings, Inc.	5,280,509	0.8
188,300		MB Financial, Inc.	6,187,538	1.0
119,500		PacWest Bancorp	5,432,470	0.9
96,018		Prosperity Bancshares, Inc.	5,315,557	0.8
348,800		Radian Group, Inc.	5,831,936	0.9
95,100		South State Corp.	6,379,308	1.0
230,000		Starwood Property Trust, Inc.	5,345,200	0.8
48,624	@	SVB Financial Group	5,643,788	0.9
182,000		Webster Financial Corp.	5,920,460	0.9
2,095,564		Other Securities(a)	60,407,308	9.4
			158,662,937	24.7
		Health Care: 10.4%
105,700	@	Greatbatch, Inc.	5,211,010	0.8
170,549		Healthsouth Corp.	6,559,315	1.0
78,980 L		Steris Corp.	5,121,853	0.8

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care (continued)
1,445,788		Other Securities(a)	$49,648,992	7.8
			66,541,170	10.4
		Industrials: 18.7%
191,700		Actuant Corp.	5,221,908	0.8
127,400	@	Atlas Air Worldwide Holdings, Inc.	6,280,820	1.0
150,800		Barnes Group, Inc.	5,581,108	0.9
397,200	@	Blount International, Inc.	6,978,804	1.1
224,600		Brady Corp.	6,140,564	0.9
91,600		Clarcor, Inc.	6,104,224	0.9
177,917		Healthcare Services Group	5,502,973	0.8
235,100		Heartland Express, Inc.	6,350,051	1.0
160,300		KAR Auction Services, Inc.	5,554,395	0.9
86,900		Toro Co.	5,545,089	0.9
103,813		Watts Water Technologies, Inc.	6,585,897	1.0
1,371,815		Other Securities	54,577,527	8.5
			120,423,360	18.7
		Information Technology: 16.9%
176,766	@	Cardtronics, Inc.	6,819,632	1.1
114,800	@	Commvault Systems, Inc.	5,934,012	0.9
104,500		j2 Global, Inc.	6,479,000	1.0
209,100	@	Microsemi Corp.	5,934,258	0.9
96,400		Plantronics, Inc.	5,111,128	0.8
231,000		Qlik Technologies, Inc.	7,135,590	1.1
40,200		Ultimate Software Group, Inc.	5,901,963	0.9
2,111,869		Other Securities	65,002,147	10.2
			108,317,730	16.9
		Materials: 4.4%
323,000		Commercial Metals Co.	5,261,670	0.8
156,700		HB Fuller Co.	6,977,851	1.1
78,889		Minerals Technologies, Inc.	5,478,841	0.8
1,154,100		Other Securities	10,743,103	1.7
			28,461,465	4.4
		Utilities: 2.4%
135,097		El Paso Electric Co.	5,411,986	0.8
227,385		Other Securities	10,207,137	1.6
			15,619,123	2.4
		Total Common Stock (Cost $495,669,794)	627,235,313	97.7

See Accompanying Notes to Financial Statements

95

Voya Small Company Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 0.5%
26,900	Other Securities	$3,219,123	0.5
	Total Exchange-Traded Funds (Cost $3,071,821)	3,219,123	0.5
	Total Long-Term Investments (Cost $498,741,615)	630,454,436	98.2

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.0%
	Securities Lending Collateralcc: 0.9%
1,403,678	Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $1,403,685, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,431,752, due 01/01/15-09/01/49)	1,403,678	0.2
1,403,678	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $1,403,690, collateralized by various U.S. Government Securities, 0.625%-3.125%, Market Value plus accrued interest $1,431,752, due 09/30/17-02/15/42)	1,403,678	0.2
295,494	Nomura Securities, Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $295,495, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $301,404, due 01/07/15-10/20/64)	295,494	0.1

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
1,403,678	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $1,403,685, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.375%-7.250%, Market Value plus accrued interest $1,431,752, due 11/15/15-07/15/56)	$1,403,678	0.2
1,403,678	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $1,403,690, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $1,431,892, due 04/15/16- 02/15/42)	1,403,678	0.2
		5,910,206	0.9

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.1%
13,114,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $13,114,000)	13,114,000	2.1
	Total Short-Term Investments (Cost $19,024,206)	19,024,206	3.0
	Total Investments in Securities (Cost $517,765,821)	$649,478,642	101.2
	Liabilities in Excess of Other Assets	(7,645,668)	(1.2)
	Net Assets	$641,832,974	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2014.

See Accompanying Notes to Financial Statements

96

Voya Small Company Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2014.

@	Non-income producing security.

cc	Represents securities purchased with cash collateral received for securities on loan.

L	Loaned security, a portion or all of the security is on loan at December 31, 2014.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $521,593,052.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$153,337,091
Gross Unrealized Depreciation	(25,451,501)
Net Unrealized Appreciation	$127,885,590

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Common Stock*	$627,235,313	$—	$—	$627,235,313
Exchange-Traded Funds	3,219,123	—	—	3,219,123
Short-Term Investments	13,114,000	5,910,206	—	19,024,206
Total Investments, at fair value	$643,568,436	$5,910,206	$—	$649,478,642

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

97

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2014 were as follows:

Portfolio Name	Type	Per Share Amount
Voya Balanced Portfolio
Class I	NII	$0.2315
Class S	NII	$0.1960
Voya Global Value Advantage Portfolio
Class ADV	NII	$0.2405
Class S	NII	$0.2639
Voya Growth and Income Portfolio
Class ADV	NII	$0.5166
Class I	NII	$0.6763
Class S	NII	$0.5863
Class S2	NII	$0.3572
All Classes	STCG	$0.0729
All Classes	LTCG	$3.7512

Portfolio Name	Type	Per Share Amount
Voya Intermediate Bond Portfolio
Class ADV	NII	$0.3804
Class I	NII	$0.4335
Class S	NII	$0.4047
Class S2	NII	$0.4060
Voya Money Market Portfolio
All Classes	STCG	$0.0002
Voya Small Company Portfolio
Class ADV	NII	$—
Class I	NII	$0.0864
Class S	NII	$0.0239
Class S2	NII	$—
All Classes	STCG	$0.4520
All Classes	LTCG	$2.2272

NII - Net investment income

STCG - Short-term capital gain

LTCG - Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2014, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

Voya Balanced Portfolio	51.10%
Voya Global Value Advantage Portfolio	28.00%
Voya Growth and Income Portfolio	100.00%
Voya Intermediate Bond Portfolio	0.08%
Voya Small Company Portfolio	33.45%

For the year ended December 31, 2014, 100% of ordinary income dividends paid by Voya Growth and Income Portfolio are designated as qualified dividend income (QDI) subject to reduced income tax rates for individuals.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

98

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company/Trust are managed under the direction of the Company’s/Trust’s Board. A Director/Trustee, who is not an interested person of the Company/Trust, as defined in the 1940 Act, is an independent director/trustee (“Independent Director/Trustee”). The Directors/Trustees and Officers of the Company/Trust are listed below. The Statement of Additional Information includes additional information about directors/trustees of the Company/Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Company/Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/ Trustee(2)	Other Board Positions Held by Director/Trustee
Independent Directors/Trustees*:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Director/Trustee	May 2013 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present).	158	DSM/Dentaquest, Boston, MA (February 2014 - Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Chairperson/ Director/Trustee	May 2013 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present).	158	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Director/Trustee	May 2013 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	158	Wisconsin Energy Corporation (June 2006 - Present) and The Royce Funds (35 funds) (December 2009 - Present).

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director/Trustee	June 1998 - Present	Retired. Formerly, Professor of Economics and Finance, Middle Tennessee State University (August 1991 - July 2014); Dr. DePrince continued to hold a position with the university under a post-retirement contract through the end of 2014.	158	None.

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director/Trustee	May 2013 - Present	Retired.	158	First Marblehead Corporation (September 2003 - Present).

Russell H. Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Director/Trustee	December 2007 - Present	Retired.	158	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director/Trustee	May 2013 - Present	Retired.	158	Assured Guaranty Ltd. (April 2004 - Present).

99

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company/Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/ Trustee(2)	Other Board Positions Held by Director/Trustee
Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Director/Trustee	January 2003 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present).	158	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Director/Trustee	May 2013 - Present	Consultant (May 2001 - Present).	158	None.

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director/Trustee	May 2013 - Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 - August 2011).	158	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

Director/Trustee who is an “Interested Person”:

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Director/Trustee	December 2007 - Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006 - Present).	158	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 - Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management, LLC (March 2006 - Present); and Voya Investment Trust Co. (April 2009 - Present).

(1)	Directors/Trustees serve until their successors are duly elected and qualified. The tenure of each Director/Trustee who is not an “interested person” as defined in the 1940 Act, of the Portfolio (as defined below, “Independent Director/Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director/Trustee shall retire from and cease to be a member of the Board of Directors/Trustees at the close of business on December 31 of the calendar year in which the Independent Director/Trustee attains the age of 75. A majority vote of the Board’s other Independent Directors/Trustees may extend the retirement date of an Independent Director/Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Company/Trust under applicable law, whether for purposes of appointing a successor to the Independent Director/Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors/Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Voya family of funds is as of January 31, 2015.

(3)	Mr. Mathews is deemed to be an “Interested Person” of the Company/Trust as defined in the 1940 Act, because of his current affiliation with any of the Voya funds, Voya Financial, Inc. or any of Voya Financial, Inc.’s affiliates.

*	Effective on December 31, 2014, J. Michael Earley retired as a Director/Trustee.

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Name, Address and Age	Position(s) Held With the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006 - Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Executive Vice President	April 2002 - Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012 - Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 - December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 - April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011 - February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 64	Executive Vice President Chief Investment Risk Officer	March 2002 - Present May 2013 - Present	Executive Vice President, Voya Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 - Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Chief Compliance Officer	February 2012 - Present	Senior Vice President and Chief Compliance Officer, Voya Investments, LLC (February 2012- Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 - January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, Voya Funds Services, LLC (March 2005 - Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Senior Vice President	December 2003 - Present	Senior Vice President, Voya Investments, LLC (October 2003 - Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President	September 2012 - Present	Senior Vice President - Head of Fund Compliance, Voya Funds Services, LLC (June 2012 - Present); Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014 - Present). Formerly, Vice President - Platform Product Management & Project Management, Voya Investments, LLC (April 2007 - June 2012).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, Voya Funds Services, LLC (January 2006 - Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President and Treasurer	September 2012 - Present	Vice President, Voya Funds Services, LLC (March 2012 - Present). Formerly, Assistant Vice President - Director, Voya Funds Services, LLC (March 2003 - March 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	September 2004 - Present	Vice President, Voya Funds Services, LLC (September 2004 - Present).

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Name, Address and Age	Position(s) Held With the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	March 2003 - Present	Vice President, Voya Investments, LLC and Voya Funds Services, LLC (February 1996 - Present); Vice President, Voya Investments, LLC (October 2004 - Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 - Present); Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013 - Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012 - Present). Formerly, Chief Compliance Officer, Voya Investments Distributor, LLC (August 1995 - April 2010).

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	September 2014 - Present	Vice President, Voya Funds Services, LLC (April 2014 - Present). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 - March 2014).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	March 2002 - Present	Vice President, Voya Funds Services, LLC (November 1995 - Present) and Voya Investments, LLC (August 1997 - Present). Formerly, Treasurer, Voya Family of Funds (November 1999 - February 2012).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 38	Vice President	September 2012 - Present	Vice President, Voya Funds Services, LLC (July 2007 - Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	March 2006 - Present	Vice President - Mutual Fund Product Development, Voya Investments, LLC (July 2012 - Present); Vice President, Voya Investment Management - Voya Family of Funds (March 2010 - Present) and Vice President, Voya Funds Services, LLC (March 2006 - Present). Formerly Managing Paralegal, Registration Statements (June 2003 - July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	June 2008 - Present	Vice President - Director of Tax, Voya Funds Services, LLC (March 2013 - Present). Formerly, Assistant Vice President - Director of Tax, Voya Funds Services, LLC (March 2008 - March 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Secretary	September 2003 - Present	Senior Vice President and Chief Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Assistant Secretary	August 2010 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 -Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Assistant Secretary	September 2003 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).

(1)	The Officers hold office until the next annual meeting of the Board of Directors/Trustees and until their successors shall have been elected and qualified.

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ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that, after an initial period, the Boards of Directors/Trustees (the “Board”) of Voya Variable Portfolios, Inc., Voya Variable Funds, Voya Balanced Portfolio, Inc., Voya Intermediate Bond Portfolio and Voya Money Market Portfolio (collectively, the “Registrants”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts of Voya Balanced Portfolio, Voya Global Value Advantage Portfolio, Voya Growth and Income Portfolio, Voya Intermediate Bond Portfolio, Voya Money Market Portfolio and Voya Small Company Portfolio (collectively, the “Portfolios”), each a Registrant or a series of a Registrant, and who are not “interested persons” of the Portfolios, as such term is defined under the 1940 Act (the “Independent Directors/Trustees”), must annually review and approve the Portfolios’ existing investment advisory and sub-advisory contracts. Thus, at a meeting held on September 12, 2014, the Board, including a majority of the Independent Directors/Trustees, considered whether to renew and approve the amended and restated investment advisory contracts (the “Advisory Contracts”) between Voya Investments, LLC (“Adviser”) and the Portfolios, as well as the amended and restated sub-advisory contracts (“Sub-Advisory Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Portfolio (the “Sub-Adviser”).

The Independent Directors/Trustees also held separate meetings on August 14 and September 10, 2014, to consider the renewal of the Advisory Contracts and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Board include, as applicable, factors considered and determinations made on those earlier dates by the Independent Directors/Trustees.

At its September 12, 2014 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal or approval process. Determinations by the Independent Directors/Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the advisory contracts and sub-advisory contracts that were subject to renewal for the investment companies in the Voya family of funds

(“Voya funds”), the Board considered each Voya fund’s advisory and sub-advisory relationships separately.

Provided below is a general overview of the Board’s contract approval process that it followed, as well as a discussion of certain specific factors that the Board considered at its renewal meetings. While the Board gave its attention to information furnished at the request of the Independent Directors/Trustees that was most relevant to its considerations, discussed below are some of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending September 30, 2015. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

The Board followed a structured process (the “Contract Review Process”) pursuant to which it requested and considered relevant information when it decided whether to approve and renew the Advisory Contracts and Sub-Advisory Contracts. Among other actions, the Independent Directors/Trustees previously retained an independent consultant with experience in the mutual fund industry to assist them in working with personnel employed by the Adviser or its affiliates who administer the Portfolios (“Management”) to: identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; evaluate industry best practices in regard to the consideration of investment advisory and sub-advisory contracts; establish a specific format in which certain requested information was provided to the Board; and determine the process for the Board’s review of such information.

The Board has established (among other committees) three Investment Review Committees (each, an “IRC”) and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and each Portfolio is assigned to an IRC, which provides oversight regarding, among other matters, the investment performance of the Adviser and Sub-Adviser, as well as the oversight by the Adviser of the performance of the Sub-Adviser. The IRCs may apply a heightened level of scrutiny in cases where performance was below a Voya fund’s relevant benchmark, and/or a selected peer group of investment companies (“Selected Peer Group”), and/or Lipper Inc. (“Lipper”) category median, and/or Morningstar, Inc. (“Morningstar”) category median, as applicable.

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The type and format of the information provided to the Board or to legal counsel for the Independent Directors/Trustees in connection with the Contract Review Process has been codified in a 15(c) methodology guide for the Voya funds (“15(c) Methodology Guide”). This 15(c) Methodology Guide was developed under the direction of the Independent Directors/Trustees and sets out a blueprint pursuant to which they request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provided certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”). The Independent Directors/Trustees periodically have retained, including most recently in 2014, an independent firm to test and verify the accuracy of certain FACT sheet data for a representative sample of the Voya funds. In addition, the Contracts Committee has routinely employed an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Portfolios for certain comparison purposes during the renewal process.

Set forth below is a discussion of many of the Board’s primary considerations and conclusions in connection with its decision to approve the Portfolios’ Advisory and Sub-Advisory Contracts through September 30, 2015.

Nature, Extent and Quality of Service

The Independent Directors/Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and Sub-Adviser. This included information regarding the Adviser and Sub-Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Directors/Trustees and provided to the Board, K&L Gates and/or independent consultants that assisted the Independent Directors/Trustees prior to the September 12, 2014 Board meeting included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its Selected Peer Group, information regarding the Portfolio’s investment portfolio, objective and strategies and information regarding net asset flows into and out of the Portfolio; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser to the Portfolios to a series of questions posed by K&L Gates on behalf of the Independent Directors/Trustees; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Adviser; (7) financial statements for the Adviser and Sub-Adviser; (8) a draft narrative summary addressing key factors the Board customarily considers in evaluating the advisory and sub-advisory contracts for the Voya funds (including the Portfolio’s Advisory Contracts and Sub-Advisory Contracts); (9) independent analyses of Portfolio performance by the Portfolios’ Chief Investment Risk Officer; (10) a report by the Portfolios’ Chief Compliance Officer (“CCO”); and (11) other information relevant to the Board’s evaluations.

The Board was advised that pursuant to an agreement with the European Commission, ING Groep, N.V. (“ING Groep”) is required to divest its entire interest in Voya Financial, Inc. (formerly known as ING U.S. Inc.), its U.S.-based insurance, retirement services and investment management operations, which include the Adviser and Sub-Adviser, by the end of 2016 (such divestment, the “Separation Plan”). Voya Financial, Inc. is and was, at the time of the September Board meeting, a minority owned subsidiary of ING Groep and a parent company of the Adviser and Sub-Adviser. The Board further noted that the Separation Plan may result in the Adviser’s and the Sub-Adviser’s loss of access to the services and resources of ING Groep, which could adversely affect its businesses and profitability. The Board was advised that the Separation Plan contemplates one or more public offerings and each may be deemed to be a change of control.

The Board was advised that Voya Financial, Inc. had conducted an initial public offering of Voya Financial, Inc. common stock in May 2013 and ING Groep had divested additional shares through three other public offerings since May 2013, reducing its ownership interest in Voya Financial, Inc. to below 50%. The Board was advised that none of these public offerings was deemed to be a change of control. The Board recognized that if any future public offering is deemed to be a change of control, the investment advisory and sub-advisory agreements for the Voya funds would terminate and trigger a need for new agreements, which would require the approval of the Board and, potentially, shareholders of the Portfolios. The Board also was advised that there could be no assurance that the Separation Plan will be carried out completely. The Board considered the potential effects of the Separation Plan on the Portfolios, the Adviser and the Sub-Adviser, including the Adviser’s and the Sub-Adviser’s ability during

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and after the separation to perform the same level of service to the Portfolios as the Adviser and the Sub-Adviser provided. The Board was advised that neither the Adviser nor the Sub-Adviser anticipated that the Separation Plan would have a material adverse impact on the Portfolios or their operations and administration.

The Board was advised that, in connection with the Separation Plan, Voya Financial, Inc. underwent a rebranding effort (the “Rebranding”) whereby Voya Financial, Inc. and several of its affiliates effected name changes. The Voya funds’ names, as well as the Adviser’s and the Sub-Adviser’s names, were also changed in connection with the Rebranding. The Rebranding resulted in amended and restated forms of advisory and sub-advisory contracts being presented to and approved by the Board at its September 12, 2014 meeting. The Board was advised that the Advisory and Sub-Advisory Contracts have the same terms as the then-current advisory and sub-advisory contracts, except for the effective date and certain immaterial changes made to certain provisions related to the Rebranding.

For each Portfolio, a specific class of shares was used for purposes of certain comparisons between the Portfolio and its Selected Peer Group. The specified class of a Portfolio was chosen based on the 15(c) Methodology Guide and was compared to an analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in the Portfolios’ Selected Peer Groups were selected based upon criteria designed to represent the Portfolio share class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of- managers” platform of the Voya funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program, performance, and developments and ongoing operations of the Sub-Adviser under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Adviser provides to the Portfolios and the Sub-Adviser’s compliance with applicable laws and regulations. The Board was advised that to assist in the selection and monitoring of the Sub-Adviser, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MR&S”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Adviser and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the

Sub-Adviser and the funds that it manages. The Board recognized that MR&S also typically provides in-person reports to the IRCs at their meetings prior to any presentations from the Voya funds’ sub-advisers (including the Sub-Adviser). In addition, the Board noted that MR&S prepares periodic due diligence reports regarding the Sub-Adviser based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of the Sub-Adviser’s investment process and to try to identify issues that may be relevant to the Sub-Adviser’s services to a Portfolio and/or its performance. The Board also noted that MR&S provides written reports on these due diligence analyses to the pertinent IRC. The Board was advised of the resources that Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Portfolios on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the Voya funds.

The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a Voya fund. The Board considered that, for new non-Voya-affiliated sub-advisers, MR&S is responsible for: identifying qualified candidates; analyzing their investment processes, personnel and resources; conducting due diligence on the candidates; and selecting a firm to propose as a new sub-adviser, as well as preparing written materials and reports to the committees and the Board as part of the process of considering the approval of any new sub-adviser for a Voya fund.

The Board also considered that in the course of monitoring performance of the Sub-Adviser, MR&S has developed, based on guidance from the IRCs, a methodology for comparing performance of each Portfolio to a Selected Peer Group, to each Portfolio’s Morningstar category median, to its Lipper category median and to its primary benchmark. The Board also recognized that MR&S provides the IRCs with regular updates on the Portfolios and alerts the IRCs to potential issues as they arise. The Board also was advised that the Adviser regularly monitors performance, personnel, compliance and other issues that may arise on a day-to-day basis regarding the sub-advisers to the Voya funds, including the Sub-Adviser, and considered that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the

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Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.

The Board considered that the Portfolios also benefit from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Voya funds and the Adviser. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Voya funds. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in the Voya funds’ (including the Portfolios’) performance and other areas over consecutive periods. The Board considered that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of MR&S.

The Board also considered the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving a Voya fund’s performance.

In considering the Portfolios’ Advisory Contracts, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the Voya funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among Voya funds available on a product platform, and the wide range of Voya funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the Voya funds through renegotiated arrangements with the Voya funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the Voya funds more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Portfolios’ CCO and/or the Adviser’s CCO evaluating whether the regulatory compliance systems and procedures of the Adviser and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the Portfolios’ CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the Portfolios’ CCO in consultation with the Board’s Compliance Committee that guide the Portfolios’ CCO’s compliance oversight function.

The Board requested and, as applicable, considered information regarding the level of staffing, quality and experience of each Portfolio’s portfolio management team, the respective resources and reputations of the Adviser and Sub-Adviser, and the ability of the Adviser and the Sub-Adviser to attract and retain qualified investment advisory personnel, the adequacy of the resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Adviser and Sub-Adviser, whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs, and the Board considered the financial stability of the Adviser and the Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and the Sub-Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and the Sub-Adviser were appropriate.

Portfolio Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio. The Board considered the performance reports and analyses from MR&S and IRMD and discussions with portfolio managers at Board and committee meetings during the year. The Board also paid particular attention in assessing performance information provided in the FACT sheets furnished in connection with the renewal and approval process. The FACT sheets prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category median, Lipper category median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of March 31, 2014.

The Board also considered at its September 12, 2014 meeting certain additional data regarding performance and Portfolio asset levels for various additional periods ending after March 31, 2014. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis” below.

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Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale likely will be realized by the Adviser and Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee rate schedules that will result in a lower advisory fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee rate breakpoints or waivers. The Board also considered that some of the Portfolios that do not have advisory fee breakpoints do have fee waiver and/or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating fee rate breakpoint arrangements and economies of scale, the Independent Directors/Trustees also considered prior periodic management reports, industry information on this topic, fee rates at projected levels of growth versus peers and the Portfolios’ investment performance.

Information Regarding Services to Other Clients

The Board requested and, as applicable, considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Portfolio, the Board considered any underlying rationale provided by the Adviser or, in certain circumstances, the Sub-Adviser for these differences. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser or Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of the Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered the contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser and to the Adviser’s affiliated company that serves as the administrator to each Portfolio. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual advisory fees that are paid to the Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios, including the Adviser’s agreement to extend each such fee waiver and expense limitation agreement for an additional period of at least one year, and not to terminate such agreement in future years without prior approval of the Board.

The Board requested information regarding and, as applicable, considered: (1) the fee rate structure of each Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser and their respective affiliates from their association with the Portfolios. For each Portfolio, the Board separately determined that the fees payable to the Adviser and the fee rate payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser and the Sub-Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser. In addition, the Board considered information that it requested and that was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board also considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Portfolio both with and without the profitability of the distributor of the Portfolios and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that

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profitability analysis on a Portfolio-by-Portfolio basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different reasonable methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory and sub-advisory fees of the Adviser and the Sub-Adviser primarily on the factors described for each Portfolio below. At the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Voya funds. These remedial actions have included, among others: reductions in fee rates or adjustments to expense limitation and waiver arrangements; changes in sub-advisers or portfolio managers; and strategy modifications.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its September 12, 2014 meeting in relation to approving each Portfolio’s Advisory and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and average, as well as its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio’s management fee rate and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

Voya Balanced Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Balanced Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the one-year and three-year periods, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the one-year and five-year periods, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year period, the third quintile for the most recent calendar quarter, year-to-date, three-year, and five-year periods, and the fourth quintile for the ten-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.055% administration fee) for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Global Value Advantage Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Global Value Advantage Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it

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outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the most recent calendar quarter and year-to-date periods, the fourth quintile for the five-year period, and the fifth (lowest) quintile for the one-year and three-year periods.

In analyzing this performance data, the Board took into account: (1) the Board approved a change to the Portfolio’s name, investment objective, principal investment strategies, benchmark and portfolio management team effective July 2013, and it is reasonable to permit the Sub-Adviser additional time to manage the Portfolio to assess the Portfolio’s performance; and (2) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s investment performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management would continue to monitor the Portfolio’s performance, the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Growth and Income Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Growth and Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio outperformed its Morningstar category median for the one-year, five-year, and ten-year periods, but underperformed for the most recent calendar quarter, year-to-date, and three-year periods; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year and ten-year periods, and the third quintile for the most recent calendar quarter, year-to-date, three-year, and five-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the effect that stock selection had on the Portfolio’s performance; (2) Management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods; and (3) that Management will continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.055% administration fee) for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management would continue to monitor the Portfolio’s performance, the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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Voya Intermediate Bond Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Intermediate Bond Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, year-to-date, one-year, three-year, and five-year periods, and the second quintile for the ten-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.055% administration fee) for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Money Market Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Money Market Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio outperformed its Lipper category median for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it’s performance was equal to the performance of the Lipper category median; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it’s performance was equal to the performance of the primary benchmark; and (3) the Portfolio is ranked in the first quintile of its Lipper category for all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.06% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) that waivers applicable to the Portfolio’s management fee result in a lower net effective management fee rate; and (2) Management’s representations regarding the competitiveness of the Portfolio’s management fee and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Small Company Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Small Company Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the five-year period, during which it underperformed; (2) the

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Portfolio outperformed its primary benchmark for all periods presented, with the exception of the five-year period, during which it underperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year, three-year, and ten-year periods, and the third quintile for the most recent calendar quarter, year-to-date, and five-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.055% administration fee) for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS IN CONNECTION WITH A CHANGE OF CONTROL EVENT

Section 15(c) of the 1940 Act, provides that, when the Portfolios enter into new investment advisory contracts with the Adviser, and the Adviser enters into new sub-advisory contracts between the Adviser and the Sub-Adviser, the Board, including a majority of the Independent Directors/Trustees, must approve the new arrangements. Discussed below are certain factors that the Board considered at a meeting held on November 18, 2014 in determining whether to approve new advisory and sub-advisory arrangements for the Portfolios in connection with a Change of Control Event, as such term is defined below, pursuant to the Separation Plan.

At the November 18, 2014 meeting, the Board noted that pursuant to an agreement with the European Commission, ING Groep, N.V. (as defined above, “ING Groep”), the former parent company of the Adviser and the Sub-Adviser, is required to divest its entire interest in Voya Financial, Inc. (formerly, ING U.S., Inc.), its U.S.-based insurance, retirement services, and investment management operations, which include the Adviser and the Sub-Adviser, by the end of 2016 (as defined above, the “Separation Plan”). Voya Financial, Inc. previously was a wholly owned, indirect subsidiary of ING Groep and is a parent company of the Adviser and the Sub-Adviser.

Each of the Portfolios is subject to the 1940 Act, which provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term assignment includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is referred to herein as a “Change of Control Event.” ING Groep’s base case to achieve the Separation Plan was through an initial public offering of Voya Financial, Inc. (the “IPO”) followed by the divestment of ING Groep’s remaining ownership interest over time through one or more additional public offerings of Voya Financial, Inc. stock, or, possibly, through one or more privately negotiated sales of the stock. The Board recognized that the Separation Plan contemplated several public offerings and each may have been deemed to be a Change of Control Event, triggering the necessity for new agreements, which would require the approval of the Board. The Board concluded that approval by shareholders of the new agreements that would become effective in the event of one or more Change of Control Events would permit the Portfolios to benefit from the continuation of services by the Adviser, Sub-Adviser, and their affiliates throughout the Separation Plan without the need for multiple shareholder meetings. The Board was informed by the Adviser and its counsel that the Adviser obtained regulatory assurances from the staff of the U.S. Securities and Exchange Commission in March 2013 that they would not object to approval of future agreements by shareholders at a single shareholder meeting. Portfolio shareholders approved the future agreements in May 2013.

The IPO was completed in May 2013. ING Groep divested additional shares in Voya Financial, Inc. through four subsequent public offerings since May 2013, including a secondary common stock offering that closed on November 18, 2014 (the “November Transaction”). (In addition, concurrently with the November Transaction, Voya Financial, Inc. repurchased $175 million of its shares directly from ING Groep.) Upon the completion of the

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November Transaction and the concurrent share repurchase, ING Groep’s ownership in Voya Financial, Inc. was reduced from approximately 32.5% to approximately 19%. This was deemed to be a Change of Control Event that resulted in the termination of the Portfolios’ existing advisory and sub-advisory agreements (the “Prior Agreements”) at the close of business on November 18, 2014.

In light of the foregoing, on November 18, 2014 the Board, at an in-person meeting, approved new investment advisory and affiliated sub-advisory agreements (the “New Agreements”) for the Portfolios to replace the Prior Agreements upon termination. At that meeting, the Adviser represented that the agreements approved by the Board were not materially different from the agreements approved by shareholders of the Portfolios in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Portfolios will not be asked to vote again on these new agreements with the Adviser and affiliated sub-advisers, including the Sub-Adviser.

The decision by the Board, including a majority of the Independent Directors/Trustees, to approve the New Agreements was based on a determination by the Board that it would be in the best interests of the shareholders of the Portfolios for the Adviser and Sub-Adviser to continue providing investment advisory, sub-advisory, and related services for the Portfolios, without interruption, after the Change of Control Event.

Prior to its approval of the New Agreements, the Board reviewed, among other matters, the quality, extent and nature of the services currently being provided by the Adviser and Sub-Adviser under the Prior Agreements and to be provided under the New Agreements. The Board further noted that the Change of Control Event would result in the Adviser’s and the Sub-Adviser’s loss of access to certain services and resources of their former ultimate parent company, which could adversely affect their businesses and profitability. A substantial portion of this review was conducted as part of, and in conjunction with, the Board’s annual reviews of the Prior Agreements, which were most recently approved for continuation at the in-person meeting of the Board held on September 12, 2014. During the review process that led to its approval of the Prior Agreements on September 12, 2014, the Board was informed by the Adviser that it was likely the Board would be asked in the very near future to consider approval of the New Agreements.

On September 12, 2014, the Board concluded, in light of all factors it considered, including undertakings by the Adviser relating to certain follow-up actions, to renew the

Prior Agreements and that the fee rates set forth in the Prior Agreements were fair and reasonable. Among other factors, the Board considered: (1) the nature, extent and quality of services provided under the Prior Agreements; (2) the extent to which economies of scale are reflected in fee rate schedules under the Prior Agreements; (3) the existence of any “fall-out” benefits to the Adviser, Sub-Adviser, and their affiliates; (4) a comparison of fee rates, expense ratios, and investment performance to those of similar funds; and (5) the costs incurred and profits realized by the Adviser, the Sub-Adviser, and their affiliates with respect to their services to the Portfolios.

A further description of the process followed by the Board in approving the Prior Agreements on September 12, 2014, including the information reviewed, certain material factors considered and certain related conclusions reached, is set forth above under the section titled “BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS.”

In connection with its approval of the New Agreements, on November 18, 2014 the Board considered its conclusions in connection with its September 12, 2014 approvals of those Prior Agreements that were in effect on that date, including the Board’s assessment of the nature, extent and quality of services being provided and, as applicable, actions taken or to be taken in certain instances to improve the relationship between the costs and the quality of services being provided. Also in connection with its November 18, 2014 approvals of the New Agreements, the Board considered a representation from the Adviser that there were no additional developments not already disclosed to the Board since September 12, 2014 that would be a material consideration to the Board in connection with its consideration of the New Agreements.

In addition, in determining whether to approve the New Agreements, the Board took into account the considerations set out below.

1)	The Independent Directors/Trustees solicited and received ongoing advice regarding the Board’s legal duties when approving the New Agreements from K&L Gates, their independent legal counsel, which law firm has extensive experience regarding such matters.

2)	The Board considered Management’s representations regarding its commitment to maintain appropriate levels of overall staffing, ongoing resources and service quality through the transactions under the Separation Plan and after the Change of Control Event. The Board noted that such services include, but are not limited to, portfolio management services, administrative services, and regulatory compliance services. In this regard, the Board considered

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representations by the Adviser and its affiliates that their separation from ING Groep, as contemplated by the Separation Plan, will not lead to a reduction in the quality or scope of these and other services provided by those firms to the Portfolios. The Board also considered the importance of the asset management operations to the overall success of Voya Financial, Inc., which provides a strong incentive to Voya Financial, Inc. to provide appropriate resource allocations to support those asset management operations.

3)	The Board considered representations by the Adviser and its affiliates that approval of the New Agreements would be necessary for the Portfolios to continue receiving investment management services from the Adviser and Sub-Adviser following the November 18th Change of Control Event. In addition, the Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that the New Agreements, including the fees payable thereunder, are substantially similar to and, in any event, are no less favorable to the Portfolios than, the terms of the corresponding Prior Agreements.

4)	The Board considered representations by the Adviser and its affiliates, including senior investment management personnel, as well as related supporting documentation, indicating that: (a) the Adviser and Sub-Adviser can be expected to provide services of the same nature, extent and quality under the New Agreements as were provided under the Prior Agreements; and (b) the November 18th Change of

Control Event is not expected to result in any changes to: (i) the management of the Portfolios, including the continuity of the Portfolios’ portfolio managers and other personnel responsible for the management operations of the Portfolios; or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

5)	The Board considered actions taken by the Adviser subsequent to the September 12, 2014, approvals of the Prior Agreements with respect to certain Voya funds in response to requests made by the Board in connection with those approvals.

6)	The Board considered the potential benefits to be realized by the Adviser and its affiliates as a result of the New Agreements.

Based on the foregoing and other relevant considerations, at a meeting of the Board held on November 18, 2014, the Board, including a majority of the Independent Directors/Trustees, voted to approve the New Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Agreements, including fee rates, were fair and reasonable, and the New Agreements should be approved so as to enable a continuation without interruption of the services being provided by the current service providers pursuant to the Prior Agreements. The Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. The Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Agreements.

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Investment Adviser

Voya Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Administrator

Voya Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Distributor

Voya Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachusetts 02109

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE

voyainvestments.com	VPAR-CAPAPALL (01214-022015)

Annual Report

December 31, 2014

Classes ADV, I, S and S2

Voya Variable Product Index Funds

■	Voya Australia Index Portfolio
■	Voya Emerging Markets Index Portfolio
■	Voya Euro STOXX 50® Index Portfolio
■	Voya FTSE 100 Index® Portfolio
■	Voya Hang Seng Index Portfolio
■	Voya International Index Portfolio
■	Voya Japan TOPIX Index Portfolio

■	Voya Russell™ Large Cap Growth Index Portfolio
■	Voya Russell™ Large Cap Index Portfolio
■	Voya Russell™ Large Cap Value Index Portfolio
■	Voya Russell™ Mid Cap Growth Index Portfolio
■	Voya Russell™ Mid Cap Index Portfolio
■	Voya Russell™ Small Cap Index Portfolio
■	Voya U.S. Bond Index Portfolio

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT voyainvestments.com

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Portfolios. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

New Year, Hopeful View

Dear Shareholder,

As 2014 came to a close, U.S. economic growth accelerated, Japan and Europe were struggling and volatility re-emerged in markets around the world. Though periods of volatility may challenge investor resolve over the course of the year, we believe resilience will prevail thanks to continued improvements in global consumer and business spending and ample global liquidity.

Resilience has been a defining characteristic of markets for some time now, as we have seen them shake off such potentially destabilizing events as Europe’s chronic economic malaise, China’s growth slowdown and Japan’s sharp and surprising return to recession. And that’s not to mention the various geopolitical hotspots — Ukraine, the Middle East and elsewhere — that have flared up from time to time. Along the way markets have been fortified by all-time high U.S. corporate earnings; renewed monetary stimulus from central banks in Japan, Europe and China; and plummeting oil prices that have provided a positive supply shock to consumers and businesses. This confluence of events has bolstered markets worldwide and has raised investor confidence that such trends can be sustained into 2015.

Despite our optimism, we — as always — advocate a well-balanced, globally diversified portfolio. We believe such an approach is the best way to potentially benefit from whatever opportunities may arise, while limiting the potential for over-exposure to as-yet-unidentified risks. Also as always, be sure to review your investment strategy and portfolio with your financial advisor to ensure they continue to reflect your goals and needs. Thoroughly discuss any potential portfolio changes with your advisor before taking action.

We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

Executive Vice President

Voya Family of Funds

January 28, 2015

_________________

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

Market Perspective: Year Ended December 31, 2014

Global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends ended 2013 at a record high. Investor sentiment had evidently reconciled itself to the tapering of the U.S. Federal Reserve Board’s (“Fed’s”) $85 billion of monthly Treasury and mortgage-backed securities purchases. The Fed’s December 18 announcement of a reduction in purchases to $75 billion per month with more to come was taken in stride. There was still plenty to worry about however and the Index endured an early slump and wide swings late in 2014 before ending up 9.81% for the year. (The Index returned 4.94% for the one year ended December 31, 2014, measured in U.S. dollars.)

It did not take long for worries about a flagging U.S. economy to resurface. A disappointingly weak employment report on January 10 showed only 74,000 jobs created in December, the lowest in nearly three years. A cold and snowy winter was thought to be depressing hiring and other key statistics like durable goods orders and home sales.

The Index reached its low point on February 3, down almost exactly 5% in 2014. Yet it took only 18 days to erase the loss despite new political turmoil that flared in Eastern Europe as Russia annexed Crimea after the president of Ukraine was deposed.

With the improvement in the season came a pick-up in U.S. economic data. Employment reports were looking better and the unemployment rate fell below 6%. The December bulletin marked the eighth consecutive month in which more than 200,000 jobs were created. National purchasing managers’ activity indices signaled healthy expansion. While the housing market was cooling, the annualized rate of existing home sales exceeded 5 million for five straight months. Consumer confidence touched seven-year high levels. Growth in gross domestic product (“GDP”) was -2.1% (annualized) in the first quarter but bounced back to 5.0% in the third.

Yet concerns remained about the sustainability of the recovery in the U.S. and worldwide. The improving U.S. employment situation was accompanied by labor force participation rates at or near the lowest since 1978. Wage growth was sluggish near 2% annually. The Fed’s monthly Treasury and mortgage-backed securities purchases ended in October.

Outside of the U.S., growth in China was decelerating, which also weighed on global commodity supplying countries. Japan re-entered recession in the third quarter after an April rise in consumption tax. But it was the euro zone that was the most problematic. Growth almost ground to a halt in the second and third quarters. Unemployment seemed stuck at 11.5%, while deflation was perilously close. Markets became increasingly skeptical that the European Central Bank (“ECB”) could attempt U.S., UK and Japan-style quantitative easing with Germany unequivocally opposed. Oil prices had been steadily falling since late June and would halve by year-end. Increased shale oil production notwithstanding, was this also a signal that global economic activity was weaker than anyone had imagined?

Securities prices mirrored investors’ mood swings in the last few months. The Index actually reached a new peak on September 19, but by October 16 fell 8.2%. From there the Index rebounded 12% to December 5, fell 5% to December 16 then rose 4% to end the year 1.3% below its all-time high.

In U.S. fixed income markets, the Barclays Long-Term U.S. Treasury sub-index returned a remarkable 25.07% in 2014; the Barclays Short-Term U.S. Treasury Index sub-index just 0.09% as the Treasury yield curve flattened. The Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) added 5.97%, while the Barclays U.S. Corporate Investment Grade Bond sub-index gained 7.46%. Both outperformed the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate), which gained only 2.46%, perhaps reflecting growing disillusionment with the risk/reward profile of high yield bonds after strong returns in recent years.

U.S. equities, represented by the S&P 500® Index including dividends, returned 13.69% in the fiscal year, about 1.5% below its all-time high. The utilities sector was the top performer, returning 28.98%; not surprisingly, the only loser was energy, which dropped 7.78% as oil prices sagged. Record operating earnings per share for S&P 500® companies in the second and third quarters were supported by low interest rates, slow wage growth and historically high share buy-back volumes. Operating margins breached 10% for the first time.

In currencies, the dollar advanced against most other currencies over the year. The dollar surged 13.60% against the euro, on the U.S.’s much better growth and interest rate increase prospects, and 13.74% against the yen, on the likelihood of further monetary easing in Japan and an announced partial re-allocation into non-yen securities for the giant Government Pension Investment Fund (“GPIF”). The dollar gained less, 6.29%, on the pound. The UK had a better growth story than the euro zone, which however is the destination for about 40% of the UK’s exports.

In international markets, the MSCI Japan® Index rose 9.48% in 2014, boosted in the case of Japan’s large exporters by the falling yen and in general by the GPIF’s announcement described above. The MSCI Europe ex UK® Index added 6.63%. The poor economic data referred to above and the lingering conflict in Ukraine dampened markets, which were spasmodically supported by the possibility of quantitative easing. The strong health care sector contributed about one third of the total. Despite superior economic results, the MSCI UK® Index was much weaker, edging up 0.50%. UK stock indices are not particularly representative of the UK economy: the largest 14 names account for half of the index and comprise mostly global banking, energy, pharmaceuticals and materials companies. As a group, they held back returns by about 1.80%.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Long-Term U.S. Treasury Index	The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.
Barclays Short-Term U.S. Treasury Index	A market capitalization-weighted index that is composed of fixed-rate, non-convertible U.S. Treasury securities that have a remaining maturity of between one and 12 months and have $250 million or more of outstanding face value.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
EURO STOXX 50® Index	Covers 50 stocks from 12 euro zone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.
FTSE 100 Index®	A share index of the 100 most highly capitalized U.K. companies listed on the London Stock Exchange.
Hang Seng Index	A free float-adjusted market capitalization-weighted stock market index in Hong Kong.
MSCI EAFE® Index	An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Emerging Markets Index	An unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.
Russell Midcap® Growth Index	An unmanaged index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.
Russell Midcap® Index	An unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index.
Russell Top 200® Growth Index	Measures the performance of the especially large cap segment of the U.S. equity universe represented by stocks in the largest 200 by market cap that exhibit growth characteristics. It includes Russell Top 200® Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell Top 200® Index	An unmanaged index used to measure stock market performance composed of companies with a weighted average market value of approximately $630 million.
Russell Top 200® Value Index	Measures the performance of the especially large cap segment of the U.S. equity universe represented by stocks in the largest 200 by market cap that exhibit value characteristics. It includes Russell Top 200® Index companies with lower price-to-book ratios and lower forecasted growth values.

3

Benchmark Descriptions (continued)

Index	Description
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
Standard & Poor’s ASX 200 Index	An investable benchmark for the Australian equity market and it addresses the needs of investment managers seeking to benchmark against a portfolio characterized by sufficient size and liquidity. The Index measures the performance of the 200 largest index-eligible stocks listed on the Australian Securities Exchange by float-adjusted market capitalization. Representative, liquid, and tradable, it is widely considered Australia’s preeminent benchmark index. The Index is float-adjusted, covering approximately 80% of Australian equity market capitalization.
Tokyo Stock Price Index	A composite index for the Tokyo Stock Exchange tracking all domestic stocks from the first section of the exchange.

4

Portfolio Managers’ Report	Voya Australia Index Portfolio

Sector Diversification as of December 31, 2014 (as a percentage of net assets)
Financials	46.4%
Materials	14.6%
Industrials	7.4%
Consumer Staples	7.3%
Telecommunication Services	5.8%
Health Care	5.8%
Energy	5.1%
Consumer Discretionary	3.7%
Utilities	1.9%
Information Technology	0.8%
Assets in Excess of Other Liabilities*	1.2%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya Australia Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Standard & Poor’s ASX 200 Index (“S&P ASX 200 Index”). The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.

Performance*: For the year ended December 31, 2014, the Portfolio’s Class I shares provided a total return of  -4.95% compared to the S&P ASX 200 Index, which returned -3.40% for the same period.

Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the S&P ASX 200 Index. The Portfolio attempts to track the S&P ASX 200 Index by investing all, or substantially all, of its assets in stocks that make up the S&P ASX 200 Index. The Portfolio may not always hold all of the same securities as the S&P ASX 200 Index.

The top performing sectors for the year on an absolute basis were health care, telecommunications services and industrials. Conversely, the bottom performing sectors were materials, energy and consumer staples.

Top Ten Holdings as of December 31, 2014* (as a percentage of net assets)

Commonwealth Bank of Australia	10.2%
Westpac Banking Corp.	7.5%
BHP Billiton Ltd.	6.9%
Australia & New Zealand Banking Group Ltd.	6.5%
National Australia Bank Ltd.	5.9%
Telstra Corp., Ltd.	5.3%
Wesfarmers Ltd.	3.4%
CSL Ltd.	3.0%
Woolworths Ltd.	2.8%
Woodside Petroleum Ltd.	2.0%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Current Outlook and Strategy: We believe the global economy is on a sustainable growth trajectory that will provide a catalyst to financial markets and a source of strength for corporate profits. Though periods of volatility may challenge investor resolve over the course of 2015, driven by a rising U.S. dollar and collapsing oil prices, we believe resilience should prevail thanks to a global growth story buoyed by tectonic shifts in the real economy, continued improvements in global consumer and business spending and supportive global central banks such as those of the United States, Japan and Australia.

______________

*	The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

**	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

5

Voya Australia Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	Since Inception of Classes ADV and I March 2, 2011
Class ADV	-5.55%	0.54%
Class I	-4.95%	1.11%
S&P ASX 200 Index	-3.40%	1.95%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Australia Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

6

Portfolio Managers’ Report	Voya Emerging Markets Index Portfolio

Sector Diversification as of December 31, 2014 (as a percentage of net assets)

Financials	28.6%
Information Technology	17.6%
Consumer Discretionary	9.0%
Consumer Staples	8.0%
Energy	7.8%
Materials	7.4%
Telecommunication Services	7.3%
Industrials	6.7%
Utilities	3.3%
Health Care	2.2%
Telecommunications	0.0%
Rights	0.0%
Assets in Excess of Other Liabilities*	2.1%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya Emerging Markets Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of an index that measures the investment return of emerging markets securities. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.

Performance*: For the year ended December 31, 2014, the Portfolio’s Class S shares provided a total return of  -3.59% compared to the MSCI Emerging Markets Index (“MSCI EM Index”), which returned -2.19% for the same period.

Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the MSCI EM Index. The Portfolio attempts to track the MSCI EM Index by investing in most of the stocks which make up the MSCI EM Index. The stocks are chosen using statistical techniques so as to minimize the anticipated tracking error to the MSCI EM Index. This approach is employed because of the relatively large number of small and/or illiquid stocks in the MSCI EM Index. The Portfolio may not always hold all of the same securities as the MSCI EM Index.

Among the leading detractors from performance were Sberbank Russia OJSC Sponsored ADR, Sberbank Russia OJSC Sponsored GDR and Gazprom OAO Sponsored ADR. The top performing sectors were healthcare, information technology and financials. Conversely the bottom performing sectors were energy, materials and consumer staples. By country the top performers were Egypt, Indonesia and the Philippines and the bottom performers were Russia, Greece and Hungary.

Top Ten Holdings as of December 31, 2014* (as a percentage of net assets)

Samsung Electronics Co., Ltd.	3.4%
Taiwan Semiconductor Manufacturing Co., Ltd.	2.8%
Tencent Holdings Ltd.	1.9%
China Mobile Ltd.	1.8%
China Construction Bank	1.5%
Industrial and Commercial Bank of China Ltd.	1.4%
Naspers Ltd.	1.3%
Bank of China Ltd.	1.1%
Hon Hai Precision Industry Co., Ltd.	0.9%
MTN Group Ltd.	0.8%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: Looking ahead, we believe the related effects of collapsing oil prices will vary across industries, regions and asset classes. For most of 2014, emerging markets outperformed developed markets as long-term interest rates in the United States declined and the European Central Bank started to implement quantitative easing, thereby mitigating fears that U.S. interest rate changes would hurt future investment flows to emerging markets. Still, we believe the decline in September shows the vulnerability of emerging market assets to changes in liquidity and the sensitivity of many emerging market currencies to the U.S. dollar, all the more so because, in our opinion, the recent stock market recovery has not been backed by improving fundamentals.

____________

*	The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

**	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

7

Voya Emerging Markets Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	Since Inception of Classes ADV, I, S and S2 December 19, 2011
Class ADV	-3.82%	2.36%
Class I	-3.37%	2.81%
Class S	-3.59%	2.56%
Class S2	-3.71%	2.46%
MSCI EM Index	-2.19%	5.06%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Emerging Markets Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

8

Portfolio Managers’ Report	Voya Euro STOXX 50® Index Portfolio

Sector Diversification as of December 31, 2014 (as a percentage of net assets)

Financials	26.3%
Industrials	11.0%
Health Care	10.2%
Consumer Staples	10.2%
Consumer Discretionary	9.5%
Energy	7.7%
Telecommunication Services	7.2%
Utilities	6.3%
Information Technology	5.6%
Materials	4.9%
Assets in Excess of Other Liabilities	1.1%
Net Assets	100.0%
Portfolio holdings are subject to change daily.

Voya Euro STOXX 50® Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the EURO STOXX 50® Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.

Performance*: For the year ended December 31, 2014, the Portfolio’s Class I shares provided a total return of  -9.18% compared to the EURO STOXX 50® Index, which returned -8.66% for the same period.

Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the EURO STOXX 50® Index. The Portfolio attempts to track the performance of the EURO STOXX 50® Index by investing all, or substantially all, of its assets in the stocks that make up the EURO STOXX 50® Index. The Portfolio may not always hold all of the same securities as the EURO STOXX 50® Index.

The top performing sectors for the year on an absolute basis were utilities, telecommunications services and consumer staples. Conversely, the bottom performing sectors were energy, materials and industrials. The Portfolio’s cash position detracted from results.

Top Ten Holdings as of December 31, 2014 (as a percentage of net assets)

Total S.A.	5.0%
Bayer AG	4.7%
Sanofi	4.5%
Banco Santander Central Hispano S.A.	4.4%
Siemens AG	3.6%
Anheuser-Busch InBev Worldwide, Inc.	3.6%
DaimlerChrysler AG	3.4%
BASF AG	3.2%
Allianz AG	3.1%
SAP SE	2.7%
Portfolio holdings are subject to change daily.

The Portfolio typically utilized index futures, which allowed it to maintain equity-like exposure for its cash position, while retaining cash-like liquidity. Index futures detracted from results for the period.

Current Strategy and Outlook: Looking ahead, we believe the related effects of collapsing oil prices will vary across industries, regions and asset classes. We believe the United States will maintain a modest pace of growth while global central banks will aggressively fight to improve their own near-term outlooks. In our view, the end of quantitative easing confirms the strength of the U.S. economy, but the uncertain start of interest rate hikes will increase market volatility. The teetering euro zone economy suggests the European Central Bank may ease interest rates further in the first half of 2015.

____________

*	The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

**	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

9

Voya Euro STOXX 50® Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	Since Inception of Classes ADV and I August 17, 2009
Class ADV	-9.66%	0.75%	3.57%
Class I	-9.18%	1.23%	4.08%
EURO STOXX 50® Index	-8.66%	0.99%	3.88%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Euro STOXX 50® Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrate performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

10

Portfolio Managers’ Report	Voya FTSE 100 Index® Portfolio

Sector Diversification as of December 31, 2014 (as a percentage of net assets)

Financials	21.9%
Consumer Staples	15.8%
Energy	14.4%
Health Care	9.4%
Consumer Discretionary	9.3%
Materials	8.4%
Industrials	7.0%
Telecommunication Services	5.3%
Utilities	4.4%
Information Technology	1.1%
Assets in Excess of Other Liabilities	3.0%
Net Assets	100.0%
Portfolio holdings are subject to change daily.

Voya FTSE 100 Index® Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the FTSE 100 Index®. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.

Performance*: For the year ended December 31, 2014, the Portfolio’s Class I shares provided a total return of  -6.39% compared to the FTSE 100 Index®, which returned -5.16% for the same period.

Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the FTSE 100 Index®. The Portfolio attempts to track the FTSE 100 Index® by investing in all, or substantially all, of its assets in stocks that make up the FTSE 100 Index®. The Portfolio may not always hold all of the same securities as the FTSE 100 Index®.

The top performing sectors for the year were consumer discretionary, health care and utilities. Conversely, the bottom performing sectors were energy, materials and industrials.

Top Ten Holdings as of December 31, 2014 (as a percentage of net assets)

HSBC Holdings PLC	6.8%
Royal Dutch Shell PLC - Class A	4.9%
BP PLC	4.4%
GlaxoSmithKline PLC	3.9%
British American Tobacco PLC	3.8%
Vodafone Group PLC	3.4%
AstraZeneca PLC	3.3%
Royal Dutch Shell PLC - Class B	3.2%
Diageo PLC	2.7%
Lloyds TSB Group PLC	2.4%
Portfolio holdings are subject to change daily.

Current Outlook and Strategy: Looking ahead, we believe the related effects of collapsing oil prices will vary across industries, regions and asset classes. We believe the United States will maintain a modest pace of growth while global central banks will aggressively fight to improve their own near-term outlooks. In our view, the end of quantitative easing confirms the strength of the U.S. economy, but the uncertain start of interest rate hikes will increase market volatility. The teetering euro zone economy suggests the European Central Bank may ease interest rates further in the first half of 2015.

_____________

*	The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

**	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

11

Voya FTSE 100 Index® Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	Since Inception of Classes ADV and I August 17, 2009
Class ADV	-6.85%	5.90%	8.43%
Class I	-6.39%	6.42%	8.95%
FTSE 100 Index®	-5.16%	6.94%	9.51%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya FTSE 100 Index® Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrate performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

12

Portfolio Managers’ Report	Voya Hang Seng Index Portfolio

Sector Diversification as of December 31, 2014 (as a percentage of net assets)

Financials	57.6%
Information Technology	8.7%
Energy	7.9%
Telecommunication Services	7.8%
Utilities	4.8%
Industrials	4.5%
Consumer Discretionary	3.4%
Consumer Staples	3.0%
Assets in Excess of Other Liabilities*	2.3%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya Hang Seng Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Hang Seng Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.

Performance*: For the year ended December 31, 2014, the Portfolio’s Class S shares provided a total return of 3.41% compared to the Hang Seng Index, which returned 5.47% for the same period.

Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the Hang Seng Index. The Portfolio attempts to track the Hang Seng Index by investing all, or substantially all, of its assets in stocks that make up the Hang Seng Index. The Portfolio may not always hold all of the same securities as the Hang Seng Index.

The top performing sectors for the year were utilities, information technology and telecommunications services. Conversely, the bottom performing sectors were consumer discretionary, consumer staples and energy.

Top Ten Holdings as of December 31, 2014 (as a percentage of net assets)

HSBC Holdings PLC	12.3%
Tencent Holdings Ltd.	8.0%
China Mobile Ltd.	7.0%
China Construction Bank	6.7%
AIA Group Ltd.	6.5%
Industrial and Commercial Bank of China Ltd.	5.3%
Bank of China Ltd.	4.4%
China Life Insurance Co., Ltd.	2.8%
Hong Kong Exchanges and Clearing Ltd.	2.4%
Hutchison Whampoa Ltd.	2.4%
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: Looking ahead, we believe the related effects of collapsing oil prices will vary across industries, regions and asset classes. We believe the United States will maintain a modest pace of growth while global central banks will aggressively fight to improve their own near-term outlooks. In our view, the end of quantitative easing confirms the strength of the U.S. economy, but the uncertain start of interest rate hikes will increase market volatility. We believe the economic slowdown in China and the country’s internal struggle to cope with its financial system is the main threat to growth for the asset class.

_____________

*	The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

**	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

13

Voya Hang Seng Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	Since Inception of Classes ADV, I and S May 4, 2009
Class ADV	3.23%	3.63%	8.21%
Class I	3.69%	4.14%	8.74%
Class S	3.41%	3.87%	8.46%
Hang Seng Index	5.47%	5.14%	10.46%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Hang Seng Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrate performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

14

Portfolio Managers’ Report	Voya International Index Portfolio

Sector Diversification as of December 31, 2014 (as a percentage of net assets)

Financials	25.3%
Industrials	12.6%
Consumer Discretionary	12.0%
Consumer Staples	10.8%
Health Care	10.8%
Materials	7.3%
Energy	5.5%
Telecommunication Services	4.9%
Information Technology	4.6%
Utilities	3.7%
Assets in Excess of Other Liabilities*	2.5%
Net Assets	100.0%

Voya International Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of a widely accepted international index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.

Performance*: For the year ended December 31, 2014, the Portfolio’s Class S shares provided a total return of  -6.18% compared to the MSCI EAFE® Index, which returned -4.90% for the same period.

Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the MSCI EAFE® Index. The Portfolio attempts to track the MSCI EAFE® Index by investing in most of the stocks which make up the MSCI EAFE® Index. The stocks are chosen using statistical techniques so as to minimize the anticipated tracking error to the MSCI EAFE® Index. The approach is employed because of the relatively large number of small and/or illiquid stocks in the MSCI EAFE® Index. The Portfolio may not always hold all of the same securities as the MSCI EAFE® Index.

The top performing sectors were healthcare, utilities and information technology. Conversely the bottom performing sectors were energy, materials and industrials.

Top Ten Holdings as of December 31, 2014* (as a percentage of net assets)

Nestle S.A.	1.8%
Novartis AG	1.7%
Roche Holding AG - Genusschein	1.5%
HSBC Holdings PLC	1.4%
Toyota Motor Corp.	1.3%
Royal Dutch Shell PLC - Class A	1.0%
BP PLC	0.9%
Bayer AG	0.9%
Commonwealth Bank of Australia	0.9%
Total S.A.	0.9%

* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: Looking ahead, we believe the related effects of collapsing oil prices will vary across industries, regions and asset classes. We believe the United States will maintain a modest pace of growth while global central banks will aggressively fight to improve their own near-term outlooks. In our view, the end of quantitative easing confirms the strength of the U.S. economy, but the uncertain start of interest rate hikes will increase market volatility. The teetering euro zone economy suggests the European Central Bank may ease interest rates further in the first half of 2015.

______________

*	The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

**	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

15

Voya International Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	Since Inception of Classes ADV, I and S March 10, 2008	Since Inception of Class S2 February 27, 2009
Class ADV	-6.34%	4.63%	0.55%	—
Class I	-5.94%	5.14%	1.05%	—
Class S	-6.18%	4.88%	0.78%	—
Class S2	-6.29%	4.70%	—	13.00%
MSCI EAFE® Index	-4.90%	5.33%	1.38%	13.67%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya International Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrate performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

16

Portfolio Managers’ Report	Voya Japan TOPIX Index Portfolio

Sector Diversification as of December 31, 2014 (as a percentage of net assets)

Industrials	21.0%
Consumer Discretionary	20.9%
Financials	17.3%
Information Technology	10.5%
Consumer Staples	7.3%
Materials	7.0%
Health Care	5.8%
Telecommunication Services	4.8%
Utilities	2.0%
Energy	0.9%
Assets in Excess of Other Liabilities*	2.5%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya Japan TOPIX Index® Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Tokyo Stock Price Index® (“TOPIX Index”). The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.

Performance*: For the year ended December 31, 2014, the Portfolio’s Class I shares provided a total return of  -4.98% compared to the TOPIX Index, which returned -2.97% for the same period.

Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the TOPIX Index. The Portfolio attempts to track the TOPIX Index by investing in most of the stocks which make up the TOPIX Index. The stocks are chosen using statistical techniques so as to minimize the anticipated tracking error to the TOPIX Index. This approach is employed because of the relatively large number of small and/or illiquid stocks in the TOPIX Index. The Portfolio may not always hold all of the same securities as the TOPIX Index.

The bottom performing sectors for the year on an absolute basis were financials, energy and telecommunication services. Conversely, the top performing sectors were health care, information technology and consumer staples.

Top Ten Holdings as of December 31, 2014 (as a percentage of net assets)

Toyota Motor Corp.	4.9%
Mitsubishi UFJ Financial Group, Inc.	2.5%
Softbank Corp.	1.8%
Sumitomo Mitsui Financial Group, Inc.	1.6%
Honda Motor Co., Ltd.	1.5%
Mizuho Financial Group, Inc.	1.3%
KDDI Corp.	1.2%
Nippon Telegraph & Telephone Corp.	1.1%
Canon, Inc.	1.1%
Hitachi Ltd.	1.0%
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: We believe the global economy is on a sustainable growth trajectory that will provide a catalyst to financial markets and a source of strength for corporate profits. Though periods of volatility may challenge investor resolve over the course of 2015, driven by a rising U.S. dollar and collapsing oil prices, we believe resilience should prevail thanks to a global growth story buoyed by tectonic shifts in the real economy, continued improvements in global consumer and business spending and supportive global central banks such as those of the United States, Japan and Australia.

______________

*	The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

**	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

17

Voya Japan TOPIX Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	Since Inception of Classes ADV and I August 17, 2009
Class ADV	-5.42%	4.48%	3.77%
Class I	-4.98%	5.00%	4.29%
TOPIX Index	-2.97%	6.01%	5.18%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Japan TOPIX Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrate performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

18

Portfolio Managers’ Report	Voya Russell™ Large Cap Growth Index Portfolio

Sector Diversification as of December 31, 2014 (as a percentage of net assets)

Information Technology	32.2%
Consumer Discretionary	15.9%
Health Care	14.0%
Consumer Staples	11.4%
Industrials	10.1%
Energy	4.2%
Materials	3.6%
Financials	3.4%
Telecommunication Services	2.6%
Utilities	0.0%
Assets in Excess of Other Liabilities*	2.6%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya Russell™ Large Cap Growth Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Growth Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.

Performance*: For the year ended December 31, 2014, the Portfolio’s Class S shares provided a total return of 12.76% compared to the Russell Top 200® Growth Index, which returned 13.57% for the same period.

Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Top 200® Growth Index. The Portfolio attempts to track the Russell Top 200® Growth Index by investing all, or substantially all, of its assets in stocks that make up the Russell Top 200® Growth Index. The Portfolio may not always hold all of the same securities as the Russell Top 200® Growth Index.

Nine of the ten sectors posted positive returns for the year. The top performing sectors were healthcare, information technology and financials. Conversely the bottom performing sectors were telecoms, energy and consumer discretionary.

Top Ten Holdings as of December 31, 2014* (as a percentage of net assets)

Apple, Inc.	8.9%
Microsoft Corp.	3.3%
Verizon Communications, Inc.	2.6%
Coca-Cola Co.	2.2%
Facebook, Inc.	2.0%
International Business Machines Corp.	2.0%
Google, Inc.	2.0%
Google, Inc. – Class A	2.0%
Oracle Corp.	2.0%
Gilead Sciences, Inc.	1.9%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Current Outlook & Strategy: Looking ahead, we believe the related effects of collapsing oil prices will vary across industries, regions and asset classes. We believe the United States will maintain a modest pace of growth while global central banks will aggressively fight to improve their own near-term outlooks. In our view, the end of quantitative easing confirms the strength of the U.S. economy, but the uncertain start of interest rate hikes will increase market volatility. The teetering euro zone economy suggests the European Central Bank may ease interest rates further in the first half of 2015.

___________

*	Returns presented for the Portfolio are net of expenses.

**	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

19

Voya Russell™ Large Cap Growth Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	Since Inception of Classes ADV, I, and S May 1, 2009
Class ADV(1)	—	—	—
Class I	13.10%	14.98%	18.21%
Class S	12.76%	14.67%	17.91%
Russell Top 200® Growth Index	13.57%	15.48%	18.80%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Russell™ Large Cap Growth Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	On January 3, 2014, Class ADV shares were fully redeemed.

20

Portfolio Managers’ Report	Voya Russell™ Large Cap Index Portfolio

Sector Diversification as of December 31, 2014 (as a percentage of net assets)

Information Technology	20.5%
Financials	15.4%
Health Care	14.5%
Consumer Discretionary	10.3%
Industrials	10.1%
Consumer Staples	10.1%
Energy	9.1%
Telecommunication Services	2.7%
Materials	2.5%
Utilities	1.9%
Assets in Excess of Other Liabilities*	2.9%
Net Assets	100.0%

Voya Russell™ Large Cap Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.

Performance*: For the year ended December 31, 2014, the Portfolio’s Class S shares provided a total return of 12.59% compared to the Russell Top 200® Index, which returned 13.25% for the same period.

Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Top 200® Index. The Portfolio attempts to track the Russell Top 200® Index by investing all, or substantially all, of its assets in stocks that make up the Russell Top 200® Index. The Portfolio may not always hold all of the same securities as the Russell Top 200® Index.

The top performing sectors were utilities, healthcare and information technology. Conversely the bottom performing sectors were energy, telecoms and materials.

Top Ten Holdings as of December 31, 2014* (as a percentage of net assets)

Apple, Inc.	4.4%
ExxonMobil Corp.	2.7%
Microsoft Corp.	2.6%
Johnson & Johnson	2.0%
Berkshire Hathaway, Inc.	1.8%
Wells Fargo & Co.	1.7%
General Electric Co.	1.7%
Procter & Gamble Co.	1.6%
JPMorgan Chase & Co.	1.6%
Chevron Corp.	1.4%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Current Outlook & Strategy: Looking ahead, we believe the related effects of collapsing oil prices will vary across industries, regions and asset classes. We believe the United States will maintain a modest pace of growth while global central banks will aggressively fight to improve their own near-term outlooks. In our view, the end of quantitative easing confirms the strength of the U.S. economy, but the uncertain start of interest rate hikes will increase market volatility. The teetering euro zone economy suggests the European Central Bank may ease interest rates further in the first half of 2015.

__________

*	Returns presented for the Portfolio are net of expenses.

**	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

21

Voya Russell™ Large Cap Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	Since Inception of Classes ADV, I and S March 10, 2008	Since Inception of Class S2 February 27, 2009
Class ADV	12.33%	14.10%	8.36%	—
Class I	12.91%	14.67%	8.93%	—
Class S	12.59%	14.37%	8.64%	—
Class S2	12.48%	14.16%	—	19.97%
Russell Top 200® Index	13.25%	15.01%	9.29%	21.06%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Russell™ Large Cap Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

22

Portfolio Managers’ Report	Voya Russell™ Large Cap Value Index Portfolio

Sector Diversification as of December 31, 2014 (as a percentage of net assets)

Financials	27.1%
Health Care	14.8%
Energy	13.8%
Industrials	10.0%
Consumer Staples	8.7%
Information Technology	8.5%
Consumer Discretionary	4.6%
Utilities	3.6%
Telecommunication Services	2.7%
Materials	1.4%
Assets in Excess of Other Liabilities*	4.8%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya Russell™ Large Cap Value Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Value Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.

Performance*: For the year ended December 31, 2014, the Portfolio’s Class S shares provided a total return of 12.22% compared to the Russell Top 200® Value Index, which returned 12.94% for the same period.

Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Top 200® Value Index. The Portfolio attempts to track the Russell Top 200® Value Index by investing all, or substantially all, of its assets in stocks that make up the Russell Top 200® Value Index. The Portfolio may not always hold all of the same securities as the Russell Top 200® Value Index.

The top performing sectors were information technology, utilities and healthcare. Conversely the bottom performing sectors were energy, materials and telecoms.

Top Ten Holdings as of December 31, 2014* (as a percentage of net assets)
ExxonMobil Corp.	5.2%
Berkshire Hathaway, Inc.	3.6%
Wells Fargo & Co.	3.5%
General Electric Co.	3.3%
Johnson & Johnson	3.3%
JPMorgan Chase & Co.	3.1%
Procter & Gamble Co.	3.1%
Chevron Corp.	2.8%
Pfizer, Inc.	2.6%
Bank of America Corp.	2.5%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Current Outlook & Strategy: Looking ahead, we believe the related effects of collapsing oil prices will vary across industries, regions and asset classes. We believe the United States will maintain a modest pace of growth while global central banks will aggressively fight to improve their own near-term outlooks. In our view, the end of quantitative easing confirms the strength of the U.S. economy, but the uncertain start of interest rate hikes will increase market volatility. The teetering euro zone economy suggests the European Central Bank may ease interest rates further in the first half of 2015.

__________

*	Returns presented for the Portfolio are net of expenses.

**	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

23

Voya Russell™ Large Cap Value Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	Since Inception of Classes ADV, I, and S May 1, 2009
Class ADV(1)	—	—	—
Class I	12.42%	14.11%	17.12%
Class S	12.22%	13.83%	16.85%
Russell Top 200® Value Index	12.94%	14.55%	17.60%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Russell™ Large Cap Value Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	On January 3, 2014, Class ADV shares were fully redeemed.

24

Portfolio Managers’ Report	Voya Russell™ Mid Cap Growth Index Portfolio

Sector Diversification as of December 31, 2014 (as a percentage of net assets)
Consumer Discretionary	24.6%
Information Technology	17.5%
Industrials	16.3%
Health Care	13.6%
Financials	8.8%
Consumer Staples	7.9%
Energy	5.0%
Materials	4.8%
Telecommunication Services	1.0%
Utilities	0.2%
Assets in Excess of Other Liabilities*	0.3%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya Russell™ Mid Cap Growth Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Growth Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.

Performance*: For the year ended December 31, 2014, the Portfolio’s Class S shares provided a total return of 11.09% compared to the Russell Midcap® Growth Index, which returned 11.90% for the same period.

Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Midcap® Growth Index. The Portfolio attempts to track the Russell Midcap® Growth Index by investing all, or substantially all, of its assets in stocks that make up the Russell Midcap® Growth Index. The Portfolio may not always hold all of the same securities as the Russell Midcap® Growth Index.

The top performing sectors were healthcare, telecoms and utilities. Conversely the bottom performing sectors were energy, industrials and consumer discretionary.

Top Ten Holdings as of December 31, 2014* (as a percentage of net assets)

Kroger Co.	1.0%
Vertex Pharmaceuticals, Inc.	0.8%
Crown Castle International Corp.	0.8%
Intuit, Inc.	0.8%
Southwest Airlines Co.	0.8%
VF Corp.	0.8%
Illumina, Inc.	0.8%
Avago Technologies Ltd.	0.7%
United Continental Holdings, Inc.	0.7%
McGraw-Hill Cos., Inc.	0.7%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Current Outlook & Strategy: Looking ahead, we beleive the related effects of collapsing oil prices will vary across industries, regions and asset classes. We believe the United States will maintain a modest pace of growth while global central banks will aggressively fight to improve their own near-term outlooks. In our view, the end of quantitative easing confirms the strength of the U.S. economy, but the uncertain start of interest rate hikes will increase market volatility. The teetering euro zone economy suggests the European Central Bank may ease interest rates further in the first half of 2015.

___________

*	Returns presented for the Portfolio are net of expenses.

**	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

25

Voya Russell™ Mid Cap Growth Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	Since Inception of Classes ADV, I, S and S2 May 1, 2009
Class ADV	10.85%	16.01%	19.59%
Class I	11.41%	16.62%	20.20%
Class S	11.09%	16.33%	19.92%
Class S2	10.98%	16.18%	19.74%
Russell Midcap® Growth Index	11.90%	16.94%	20.57%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Russell™ Mid Cap Growth Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

26

Portfolio Managers’ Report	Voya Russell™ Mid Cap Index Portfolio

Sector Diversification as of December 31, 2014 (as a percentage of net assets)
Financials	20.4%
Consumer Discretionary	17.7%
Information Technology	14.3%
Industrials	12.8%
Health Care	11.6%
Utilities	6.1%
Consumer Staples	5.7%
Materials	5.6%
Energy	4.2%
Telecommunication Services	0.7%
Assets in Excess of Other Liabilities*	0.9%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya Russell™ Mid Cap Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.

Performance*: For the year ended December 31, 2014, the Portfolio’s Class S shares provided a total return of 12.44% compared to the Russell Midcap® Index, which returned 13.22% for the same period.

Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Midcap® Index. The Portfolio attempts to track the Russell Midcap® Index by investing all, or substantially all, of its assets in stocks that make up the Russell Midcap® Index. The Portfolio may not always hold all of the same securities as the Russell Midcap® Index.

The top performing sectors were healthcare, telecoms and utilities. Conversely the bottom performing sectors were energy, industrials and materials.

Top Ten Holdings as of December 31, 2014* (as a percentage of net assets)
Kroger Co.	0.5%
Applied Materials, Inc.	0.5%
Southwest Airlines Co.	0.4%
Aon PLC	0.4%
Vertex Pharmaceuticals, Inc.	0.4%
Cigna Corp.	0.4%
Cardinal Health, Inc.	0.4%
Sempra Energy	0.4%
Crown Castle International Corp.	0.4%
Intuit, Inc.	0.4%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Current Outlook & Strategy: Looking ahead, we believe the related effects of collapsing oil prices will vary across industries, regions and asset classes. We believe the United States will maintain a modest pace of growth while global central banks will aggressively fight to improve their own near-term outlooks. In our view, the end of quantitative easing confirms the strength of the U.S. economy, but the uncertain start of interest rate hikes will increase market volatility. The teetering euro zone economy suggests the European Central Bank may ease interest rates further in the first half of 2015.

__________

*	Returns presented for the Portfolio are net of expenses.

**	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

27

Voya Russell™ Mid Cap Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	Since Inception of Classes ADV, I and S March 10, 2008	Since Inception of Class S2 February 27, 2009
Class ADV	12.22%	16.23%	10.58%	—
Class I	12.70%	16.81%	11.12%	—
Class S	12.44%	16.53%	10.84%	—
Class S2	12.30%	16.33%	—	24.36%
Russell Midcap® Index	13.22%	17.19%	11.51%	25.28%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Russell™ Mid Cap Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

28

Portfolio Managers’ Report	Voya Russell™ Small Cap Index Portfolio

Sector Diversification as of December 31, 2014 (as a percentage of net assets)
Financials	24.3%
Information Technology	17.5%
Health Care	14.5%
Industrials	14.0%
Consumer Discretionary	13.5%
Materials	4.6%
Utilities	3.5%
Energy	3.4%
Consumer Staples	3.4%
Telecommunication Services	0.9%
Assets in Excess of Other Liabilities*	0.4%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya Russell™ Small Cap Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell 2000® Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.

Performance*: For the year ended December 31, 2014, the Portfolio’s Class S shares provided a total return of 4.66% compared to the Russell 2000® Index, which returned 4.89% for the same period.

Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the Russell 2000® Index. The Portfolio attempts to track the Russell 2000® Index by investing in most of the stocks which make up the Russell 2000® Index. The stocks are chosen using statistical techniques so as to minimize the anticipated tracking error to the Russell 2000® Index. This approach is employed because of the relatively large number of small and/or illiquid stocks in the Russell 2000® Index. The Portfolio may not always hold all of the same securities as the Russell 2000® Index.

The top performing sectors were utilities, healthcare, and consumer staples. Conversely the bottom performing sectors were energy, materials and industrials.

Top Ten Holdings as of December 31, 2014* (as a percentage of net assets)

Isis Pharmaceuticals, Inc.	0.4%
RF Micro Devices, Inc.	0.3%
Office Depot, Inc.	0.3%
Brunswick Corp.	0.2%
Triquint Semiconductor, Inc.	0.3%
Puma Biotechnology, Inc.	0.3%
Ultimate Software Group, Inc.	0.2%
Heico Corp.	0.3%
RLJ Lodging Trust	0.2%
DexCom, Inc.	0.3%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Current Outlook & Strategy: Looking ahead, we believe the related effects of collapsing oil prices will vary across industries, regions and asset classes. We believe the United States will maintain a modest pace of growth while global central banks will aggressively fight to improve their own near-term outlooks. In our view, the end of quantitative easing confirms the strength of the U.S. economy, but the uncertain start of interest rate hikes will increase market volatility. The teetering euro zone economy suggests the European Central Bank may ease interest rates further in the first half of 2015.

__________

*	Returns presented for the Portfolio are net of expenses.

**	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

29

Voya Russell™ Small Cap Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	Since Inception of Classes ADV, I and S March 10, 2008	Since Inception of Class S2 February 27, 2009
Class ADV	4.38%	14.87%	10.46%	—
Class I	4.93%	15.46%	11.00%	—
Class S	4.66%	15.17%	10.71%	—
Class S2	4.55%	14.98%	—	22.36%
Russell 2000® Index	4.89%	15.55%	11.19%	23.06%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Russell™ Small Cap Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

30

Portfolio Managers’ Report	Voya U.S. Bond Index Portfolio

Investment Type Allocation as of December 31, 2014 (as a percentage of net assets)
U.S. Treasury Obligations	39.1%
U.S. Government Agency Obligations	32.5%
Corporate Bonds/Notes	25.4%
Foreign Government Bonds	3.7%
Collateralized Mortgage Obligations	1.6%
Municipal Bonds	1.0%
Asset-Backed Securities	0.6%
Liabilities in Excess of Other Assets*	(3.9)%
Net Assets	100.0%
* Includes short-term investments. Portfolio holdings are subject to change daily.

Voya U.S. Bond Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Barclays U.S. Aggregate Bond Index. The Portfolio is managed by Bob Kase, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.

Performance*: For the year ended December 31, 2014, the Portfolio’s Class I shares provided a total return of 5.71% compared to the Barclays U.S. Aggregate Bond Index (the “Index”), which returned 5.97% for the same period.

Portfolio Specifics**: The Portfolio is designed to perform similarly with the benchmark. Duration and curve position throughout the investment period was kept very close to that of the Index and had essentially no impact to relative returns over the period.

Led by the United States, the global economy continued to move closer to recovery. The maximum global rate of asset purchases is behind us despite recent Bank of Japan (“BoJ”) decisions and the likelihood of quantitative easing from the European Central Bank (“ECB”). The resulting liquidity will remain in the system for some time, but its impact has already been felt in the form of low rates and volatility. Despite accommodative central banks holding short-term rates low, rates on the long end of the yield curve have been depressed by demand. Continued yield hunger and central bank activity has driven G10 government rates to rich levels. The ECB and BoJ are locked into accommodative policy for the foreseeable future. However, the U.S. Federal Reserve Board (the “Fed”) continues to move the opposite direction from other central banks. As Fed purchases ceased in October 2014 and communication began to moderate from uber-dovish to merely very dovish, the central bank is becoming a net remover of accommodation. By the second half of the year, growth in the U.S. surprised to the upside. Fundamentals were much weaker for European and Japanese growth and global inflation pressures were very weak. Ten year U.S. Treasury rates fell 85 basis points in 2014. The year ended with a sharp decline in oil prices and the related decline of inflation expectations. Together, this inspired a flight to quality bid for U.S. Treasury securities. The U.S. dollar’s rise and oil’s fall caused a meaningful correction in credit markets, a flattening of the yield curve and eventual contagion into equities. The post-Fed reversal of that weakness has also been meaningful in speed and magnitude. The U.S. central bank now appears committed to beginning its patient normalization process in 2015, amid a backdrop of continued improvement in U.S. labor markets and a perception that lower oil prices will provide consumers with a near-term dividend.

Top Ten Holdings as of December 31, 2014 (as a percentage of net assets)

United States Treasury Note, 1.875%, 09/30/17	2.9%
Fannie Mae, 3.000%, 11/25/42	2.7%
Ginnie Mae, 3.500%, 10/20/41	2.6%
United States Treasury Note, 2.375%, 07/31/17	1.9%
Fannie Mae, 4.000%, 08/25/40	1.8%
United States Treasury Note, 2.250%, 11/15/24	1.7%
Fannie Mae, 3.000%, 05/01/43	1.3%
United States Treasury Note, 0.625%, 07/15/16	1.3%
United States Treasury Note, 1.250%, 10/31/15	1.2%
Fannie Mae Pool, 2.500%, 12/25/27	1.2%
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: Going into the New Year, our base case is that the U.S. will maintain a modest pace of growth, while global central banks continue to aggressively fight to improve their own near-term outlooks. In our view, the U.S. economy continues to be the bright spot globally, with unemployment numbers improving and third quarter gross domestic product surpassing expectations. As oil prices begin to find their footing, we expect better behavior by U.S. spread sectors in 2015. Therefore, we believe the recent sell-off of investment-grade corporate bonds represents an attractive buying opportunity. The contrast in monetary policy between the U.S. and the other major economies is likely to become increasingly stark in 2015. The ECB appears likely to soon announce a new quantitative easing program that includes euro-denominated corporate or sovereign bonds. We continue to keep risk assets in the portfolio, as we believe steadier economic growth, coupled with an accommodative Fed, will help spread assets.

We believe economic growth in the U.S. is likely to exceed its long-term trend, but the growth rate is slower than it has been in the past. The Fed’s commitment to forward guidance on zero interest rates will keep policy relatively accommodative. In our opinion, price swings resulting from the Fed’s imperfect communication may distort valuations and create investment opportunities.

Signs of inflation pressure have not arisen and above-target core inflation is unlikely in 2015. However, higher inflation expectations are likely to precede Fed rate hikes, especially if potential growth is higher than expectations. Extremely accommodative monetary policy has contributed to financial repression by depressing the real yields of bonds. Continuation of this trend, alongside a reduction of tail risks, has in our opinion, moved many valuations from cheap to fair. We believe valuations are likely to become significantly richer before the turn of the cycle and yield will provide a balance to slightly higher rates.

_________

*	Returns presented for the Portfolio are net of expenses.

**	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

31

Voya U.S. Bond Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	Since Inception of Class I March 7, 2008	Since Inception of Classes ADV and S March 10, 2008	Since Inception of Class S2 February 27, 2009
Class ADV	5.22%	3.52%	—	3.84%	—
Class I	5.71%	4.01%	4.34%	—	—
Class S	5.47%	3.77%	—	4.06%	—
Class S2	5.31%	3.64%	—	—	4.27%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.80%	4.76%	5.06%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya U.S. Bond Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Prior to February 21, 2012, the Portfolio was advised by a different sub-adviser.

32

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2014*	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2014*
Voya Australia Index Portfolio
Class ADV	$1,000.00	$874.60	0.93%	$4.39	$1,000.00	$1,020.52	0.93%	$4.74
Class I	1,000.00	877.40	0.43	2.03	1,000.00	1,023.04	0.43	2.19
Voya Emerging Markets Index Portfolio
Class ADV	$1,000.00	$914.40	1.06%	$5.11	$1,000.00	$1,019.86	1.06%	$5.40
Class I	1,000.00	915.70	0.56	2.70	1,000.00	1,022.38	0.56	2.85
Class S	1,000.00	914.70	0.81	3.91	1,000.00	1,021.12	0.81	4.13
Class S2	1,000.00	914.50	0.96	4.63	1,000.00	1,020.37	0.96	4.89
Voya Euro STOXX 50® Index Portfolio
Class ADV	$1,000.00	$858.70	0.94%	$4.40	$1,000.00	$1,020.47	0.94%	$4.79
Class I	1,000.00	860.50	0.44	2.06	1,000.00	1,022.99	0.44	2.24
Voya FTSE 100 Index® Portfolio
Class ADV	$1,000.00	$890.40	0.91%	$4.34	$1,000.00	$1,020.62	0.91%	$4.63
Class I	1,000.00	892.60	0.41	1.96	1,000.00	1,023.14	0.41	2.09
Voya Hang Seng Index Portfolio
Class ADV	$1,000.00	$1,021.60	1.25%	$6.37	$1,000.00	$1,018.90	1.25%	$6.36
Class I	1,000.00	1,023.60	0.75	3.83	1,000.00	1,021.42	0.75	3.82
Class S	1,000.00	1,022.90	1.00	5.10	1,000.00	1,020.16	1.00	5.09

33

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2014*	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2014*
Voya International Index Portfolio
Class ADV	$1,000.00	$897.50	0.97%	$4.64	$1,000.00	$1,020.32	0.97%	$4.94
Class I	1,000.00	899.20	0.48	2.30	1,000.00	1,022.79	0.48	2.45
Class S	1,000.00	897.70	0.73	3.49	1,000.00	1,021.53	0.73	3.72
Class S2	1,000.00	897.30	0.88	4.21	1,000.00	1,020.77	0.88	4.48
Voya Japan TOPIX Index Portfolio
Class ADV	$1,000.00	$935.50	0.90%	$4.39	$1,000.00	$1,020.67	0.90%	$4.58
Class I	1,000.00	937.10	0.40	1.95	1,000.00	1,023.19	0.40	2.04
Voya Russell™ Large Cap Growth Index Portfolio
Class I	$1,000.00	$1,067.00	0.48%	$2.50	$1,000.00	$1,022.79	0.48%	$2.45
Class S	1,000.00	1,065.50	0.73	3.80	1,000.00	1,021.53	0.73	3.72
Voya Russell™ Large Cap Index Portfolio
Class ADV	$1,000.00	$1,058.10	0.87%	$4.51	$1,000.00	$1,020.82	0.87%	$4.43
Class I	1,000.00	1,060.60	0.37	1.92	1,000.00	1,023.34	0.37	1.89
Class S	1,000.00	1,058.90	0.62	3.22	1,000.00	1,022.08	0.62	3.16
Class S2	1,000.00	1,058.20	0.77	3.99	1,000.00	1,021.32	0.77	3.92
Voya Russell™ Large Cap Value Index Portfolio
Class I	$1,000.00	$1,052.00	0.48%	$2.48	$1,000.00	$1,022.79	0.48%	$2.45
Class S	1,000.00	1,051.20	0.73	3.77	1,000.00	1,021.53	0.73	3.72
Voya Russell™ Mid Cap Growth Index Portfolio
Class ADV	$1,000.00	$1,045.20	0.98%	$5.05	$1,000.00	$1,020.27	0.98%	$4.99
Class I	1,000.00	1,048.00	0.48	2.48	1,000.00	1,022.79	0.48	2.45
Class S	1,000.00	1,046.60	0.73	3.77	1,000.00	1,021.53	0.73	3.72
Class S2	1,000.00	1,045.90	0.88	4.54	1,000.00	1,020.77	0.88	4.48
Voya Russell™ Mid Cap Index Portfolio
Class ADV	$1,000.00	$1,036.80	0.93%	$4.77	$1,000.00	$1,020.52	0.93%	$4.74
Class I	1,000.00	1,039.10	0.43	2.21	1,000.00	1,023.04	0.43	2.19
Class S	1,000.00	1,038.20	0.68	3.49	1,000.00	1,021.78	0.68	3.47
Class S2	1,000.00	1,037.30	0.83	4.26	1,000.00	1,021.02	0.83	4.23
Voya Russell™ Small Cap Index Portfolio
Class ADV	$1,000.00	$1,013.20	0.95%	$4.82	$1,000.00	$1,020.42	0.95%	$4.84
Class I	1,000.00	1,016.00	0.45	2.29	1,000.00	1,022.94	0.45	2.29
Class S	1,000.00	1,014.30	0.70	3.55	1,000.00	1,021.68	0.70	3.57
Class S2	1,000.00	1,013.80	0.85	4.31	1,000.00	1,020.92	0.85	4.33
Voya U.S. Bond Index Portfolio
Class ADV	$1,000.00	$1,016.50	0.91%	$4.63	$1,000.00	$1,020.62	0.91%	$4.63
Class I	1,000.00	1,018.20	0.41	2.09	1,000.00	1,023.14	0.41	2.09
Class S	1,000.00	1,017.30	0.66	3.36	1,000.00	1,021.88	0.66	3.36
Class S2	1,000.00	1,016.10	0.81	4.12	1,000.00	1,021.12	0.81	4.13

__________

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

34

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors

Voya Variable Portfolios, Inc.

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Voya Australia Index Portfolio, Voya Emerging Markets Index Portfolio, Voya Euro STOXX 50® Index Portfolio, Voya FTSE 100 Index® Portfolio, Voya Hang Seng Index Portfolio, Voya International Index Portfolio, Voya Japan TOPIX Index Portfolio, Voya Russell™ Large Cap Growth Index Portfolio, Voya Russell™ Large Cap Index Portfolio, Voya Russell™ Large Cap Value Index Portfolio, Voya Russell™ Mid Cap Growth Index Portfolio, Voya Russell™ Mid Cap Index Portfolio, Voya Russell™ Small Cap Index Portfolio, and Voya U.S. Bond Index Portfolio, each a series of Voya Variable Portfolios, Inc., as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Variable Portfolios, Inc. as of December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two year period then ended, and the financial highlights for each of the years or periods in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 20, 2015

35

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2014

	Voya Australia Index Portfolio	Voya Emerging Markets Index Portfolio	Voya Euro STOXX 50® Index Portfolio	Voya FTSE 100 Index® Portfolio
ASSETS:
Investments in securities at fair value+*	$188,306,122	$622,560,855	$459,167,329	$406,676,507
Short-term investments at fair value**	21,405,887	48,477,408	—	—
Total investments at fair value	$209,712,009	$671,038,263	$459,167,329	$406,676,507
Cash	393	—	4,181,031	10,621,122
Cash collateral for futures	516,424	676,935	679,765	567,796
Foreign currencies at value***	112,397	5,004,666	314,804	441,625
Foreign cash collateral for futures****	49,515	—	236,874	205,867
Receivables:
Investment securities sold	—	130,471	132,558	39,526
Fund shares sold	3,761	69,433	70,638	30,926
Dividends	334,491	1,188,409	—	929,972
Foreign tax reclaims	—	—	115,069	35,474
Unrealized appreciation on forward foreign currency contracts	2,186	—	7,544	11,735
Prepaid expenses	1,461	5,134	3,512	52,901
Other assets	2,007	2,132	8,101	6,494
Total assets	210,734,644	678,115,443	464,917,225	419,619,945

LIABILITIES:
Payable for investment securities purchased	16,263,522	24,588,920	—	—
Payable for fund shares redeemed	105,430	1,561,541	244,186	227,081
Payable upon receipt of securities loaned	3,662,887	10,986,408	—	—
Unrealized depreciation on forward foreign currency contracts	10,815	—	125,932	19,353
Payable for investment management fees	51,530	206,819	142,157	123,577
Payable for distribution and shareholder service fees	—	—	12,247	2,889
Payable to custodian due to bank overdraft	—	4,357,469	—	—
Payable for directors fees	1,030	3,347	2,483	2,209
Payable to directors under the deferred compensation plan (Note 6)	2,007	2,132	8,101	6,494
Other accrued expenses and liabilities	46,650	619,536	145,472	135,090
Total liabilities	20,143,871	42,326,172	680,578	516,693
NET ASSETS	$190,590,773	$635,789,271	$464,236,647	$419,103,252

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$197,981,950	$677,383,151	$429,785,125	$324,288,546
Undistributed net investment income	9,847,837	12,678,472	15,031,653	27,895,584
Accumulated net realized gain (loss)	(9,150,924)	(14,568,564)	(60,313,333)	8,166,254
Net unrealized appreciation (depreciation)	(8,088,090)	(39,703,788)	79,733,202	58,752,868
NET ASSETS	$190,590,773	$635,789,271	$464,236,647	$419,103,252
____________
+ Including securities loaned at value	$3,442,629	$10,410,507	$—	$—
* Cost of investments in securities	$196,352,364	$662,477,439	$379,405,853	$348,135,758
** Cost of short-term investments	$21,405,887	$48,477,408	$—	$—
*** Cost of foreign currencies	$111,430	$5,013,431	$318,618	$440,153
**** Cost of foreign cash collateral for futures	$49,515	$—	$236,874	$205,867

See Accompanying Notes to Financial Statements

36

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2014 (continued)

	Voya Australia Index Portfolio	Voya Emerging Markets Index Portfolio	Voya Euro STOXX 50® Index Portfolio	Voya FTSE 100 Index® Portfolio
Class ADV
Net assets	$2,722	$3,171	$28,159,087	$6,675,405
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	300	300	2,710,504	591,361
Net asset value and redemption price per share	$9.07	$10.57	$10.39	$11.29

Class I
Net assets	$190,588,051	$635,779,738	$436,077,560	$412,427,847
Shares authorized	100,000,000	100,000,000	200,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	20,814,237	59,684,675	41,567,457	36,201,085
Net asset value and redemption price per share	$9.16	$10.65	$10.49	$11.39

Class S
Net assets	n/a	$3,184	n/a	n/a
Shares authorized	n/a	100,000,000	n/a	n/a
Par value	n/a	$0.001	n/a	n/a
Shares outstanding	n/a	300	n/a	n/a
Net asset value and redemption price per share	n/a	$10.61	n/a	n/a

Class S2
Net assets	n/a	$3,178	n/a	n/a
Shares authorized	n/a	100,000,000	n/a	n/a
Par value	n/a	$0.001	n/a	n/a
Shares outstanding	n/a	300	n/a	n/a
Net asset value and redemption price per share	n/a	$10.59	n/a	n/a

See Accompanying Notes to Financial Statements

37

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2014

	Voya Hang Seng Index Portfolio	Voya International Index Portfolio	Voya Japan TOPIX Index Portfolio	Voya Russell™ Large Cap Growth Index Portfolio
ASSETS:
Investments in securities at fair value+*	$107,676,248	$1,510,118,494	$353,114,456	$527,955,291
Short-term investments at fair value**	3,892,557	24,122,799	7,004,257	27,241,055
Total investments at fair value	$111,568,805	$1,534,241,293	$360,118,713	$555,196,346
Cash	460	15,545	8,379,555	1,273
Cash collateral for futures	107,183	623,616	264,479	1,110,189
Foreign currencies at value***	279,807	224,203	124,075	—
Foreign cash collateral for futures****	198,701	—	120,508	—
Receivables:
Investment securities sold	—	85,276	—	—
Fund shares sold	1,447	23,679,526	62,557	267
Dividends	70	1,351,173	365,453	611,926
Foreign tax reclaims	—	1,012,370	143,887	—
Unrealized appreciation on forward foreign currency contracts	329	—	—	—
Prepaid expenses	952	12,480	2,915	3,923
Reimbursement due from manager	787	141,597	—	—
Other assets	1,778	40,477	5,178	5,207
Total assets	112,160,319	1,561,427,556	369,587,320	556,929,131
LIABILITIES:
Payable for investment securities purchased	—	52,605	—	13,947,666
Payable for fund shares redeemed	73,752	2,755,767	194,639	523,859
Payable upon receipt of securities loaned	1,750,557	9,702,799	7,004,257	—
Unrealized depreciation on forward foreign currency contracts	470	—	52,377	—
Payable for investment management fees	46,529	475,514	108,628	159,494
Payable for administrative fees	9,306	132,362	—	45,757
Payable for distribution and shareholder service fees	8,209	401,666	4,610	54,422
Payable for directors fees	592	7,255	1,922	2,470
Payable to directors under the deferred compensation plan (Note 6)	1,778	40,477	5,178	5,207
Other accrued expenses and liabilities	71,223	390,049	90,169	51,878
Total liabilities	1,962,416	13,958,494	7,461,780	14,790,753
NET ASSETS	$110,197,903	$1,547,469,062	$362,125,540	$542,138,378
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$89,752,673	$1,643,849,081	$330,256,342	$417,298,730
Undistributed net investment income	3,422,653	42,736,671	4,381,207	5,818,905
Accumulated net realized loss	(5,533,606)	(184,500,025)	(25,613)	(128,153,961)
Net unrealized appreciation	22,556,183	45,383,335	27,513,604	247,174,704
NET ASSETS	$110,197,903	$1,547,469,062	$362,125,540	$542,138,378
____________
+ Including securities loaned at value	$1,645,981	$8,798,077	$6,641,217	$—
* Cost of investments in securities	$85,149,273	$1,464,648,500	$325,506,649	$281,110,623
** Cost of short-term investments	$3,892,557	$24,122,799	$7,004,257	$27,241,055
*** Cost of foreign currencies	$279,716	$230,587	$123,318	$—
**** Cost of foreign cash collateral for futures	$198,701	$—	$120,508	$—

See Accompanying Notes to Financial Statements

38

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2014 (continued)

	Voya Hang Seng Index Portfolio	Voya International Index Portfolio	Voya Japan TOPIX Index Portfolio	Voya Russell™ Large Cap Growth Index Portfolio
Class ADV
Net assets	$1,646,556	$917,139,055	$10,612,819	n/a
Shares authorized	100,000,000	250,000,000	100,000,000	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	115,807	99,840,459	1,075,412	n/a
Net asset value and redemption price per share	$14.22	$9.19	$9.87	n/a
Class I
Net assets	$73,751,309	$535,837,815	$351,512,721	$280,621,573
Shares authorized	100,000,000	200,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	5,142,113	57,177,694	35,219,693	11,526,551
Net asset value and redemption price per share	$14.34	$9.37	$9.98	$24.35
Class S
Net assets	$34,800,038	$92,340,133	n/a	$261,516,805
Shares authorized	100,000,000	100,000,000	n/a	100,000,000
Par value	$0.001	$0.001	n/a	$0.001
Shares outstanding	2,433,039	9,926,498	n/a	10,791,267
Net asset value and redemption price per share	$14.30	$9.30	n/a	$24.23
Class S2
Net assets	n/a	$2,152,059	n/a	n/a
Shares authorized	n/a	100,000,000	n/a	n/a
Par value	n/a	$0.001	n/a	n/a
Shares outstanding	n/a	232,445	n/a	n/a
Net asset value and redemption price per share	n/a	$9.26	n/a	n/a

See Accompanying Notes to Financial Statements

39

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2014

	Voya Russell™ Large Cap Index Portfolio	Voya Russell™ Large Cap Value Index Portfolio	Voya Russell™ Mid Cap Growth Index Portfolio	Voya Russell™ Mid Cap Index Portfolio
ASSETS:
Investments in securities at fair value+*	$824,927,673	$197,802,438	$426,394,551	$2,285,908,684
Short-term investments at fair value**	23,614,000	9,062,000	13,410,926	49,523,361
Total investments at fair value	$848,541,673	$206,864,438	$439,805,477	$2,335,432,045
Cash	935	15	—	—
Cash collateral for futures	917,509	294,356	144,900	801,780
Receivables:
Investment securities sold	—	—	191,184	1,708,017
Fund shares sold	980,921	455,300	46,268	438,966
Dividends	1,104,491	293,081	243,057	2,978,831
Foreign tax reclaims	—	306	—	153
Prepaid expenses	6,357	1,513	3,280	18,178
Reimbursement due from manager	10,866	—	—	—
Other assets	53,217	1,552	3,972	28,010
Total assets	851,615,969	207,910,561	440,438,138	2,341,405,980
LIABILITIES:
Payable for investment securities purchased	—	—	143,824	1,749,161
Payable for fund shares redeemed	1,622,491	83,589	2,892,589	2,242,261
Payable upon receipt of securities loaned	—	—	9,487,925	28,736,361
Payable for investment management fees	180,580	61,215	127,536	610,103
Payable for administrative fees	72,232	17,488	36,438	199,471
Payable for distribution and shareholder service fees	148,791	32,803	67,254	137,504
Payable to custodian due to bank overdraft	—	—	39,906	317,381
Payable for directors fees	3,970	915	2,121	11,604
Payable to directors under the deferred compensation plan (Note 6)	53,217	1,552	3,972	28,010
Other accrued expenses and liabilities	53,967	26,499	38,395	205,280
Total liabilities	2,135,248	224,061	12,839,960	34,237,136
NET ASSETS	$849,480,721	$207,686,500	$427,598,178	$2,307,168,844
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$578,062,112	$141,321,921	$335,829,947	$1,043,378,062
Undistributed net investment income	11,991,815	3,101,190	2,566,449	26,249,768
Accumulated net realized gain (loss)	(206,574,597)	(7,400,947)	(78,360,751)	160,547,572
Net unrealized appreciation	466,001,391	70,664,336	167,562,533	1,076,993,442
NET ASSETS	$849,480,721	$207,686,500	$427,598,178	$2,307,168,844

+ Including securities loaned at value	$—	$—	$9,259,602	$27,984,663
* Cost of investments in securities	$359,453,988	$127,265,338	$258,978,568	$1,209,761,439
** Cost of short-term investments	$23,614,000	$9,062,000	$13,410,926	$49,523,361

See Accompanying Notes to Financial Statements

40

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2014 (continued)

	Voya Russell™ Large Cap Index Portfolio	Voya Russell™ Large Cap Value Index Portfolio	Voya Russell™ Mid Cap Growth Index Portfolio	Voya Russell™ Mid Cap Index Portfolio
Class ADV
Net assets	$35,656,423	n/a	$8,113	$129,171,885
Shares authorized	100,000,000	n/a	100,000,000	100,000,000
Par value	$0.001	n/a	$0.001	$0.001
Shares outstanding	2,277,532	n/a	300	7,635,770
Net asset value and redemption price per share	$15.66	n/a	$27.04	$16.92
Class I
Net assets	$188,647,454	$51,204,505	$111,456,059	$1,794,154,326
Shares authorized	400,000,000	100,000,000	100,000,000	300,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	11,844,084	2,555,842	4,086,000	103,798,354
Net asset value and redemption price per share	$15.93	$20.03	$27.28	$17.28
Class S
Net assets	$620,477,027	$156,481,995	$313,922,558	$365,134,166
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	39,219,713	7,852,265	11,543,603	21,310,462
Net asset value and redemption price per share	$15.82	$19.93	$27.19	$17.13
Class S2
Net assets	$4,699,817	n/a	$2,211,448	$18,708,467
Shares authorized	100,000,000	n/a	100,000,000	100,000,000
Par value	$0.001	n/a	$0.001	$0.001
Shares outstanding	294,011	n/a	81,557	1,102,420
Net asset value and redemption price per share	$15.99	n/a	$27.12	$16.97

See Accompanying Notes to Financial Statements

41

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2014

	Voya Russell™ Small Cap Index Portfolio	Voya U.S. Bond Index Portfolio
ASSETS:
Investments in securities at fair value+*	$953,740,251	$4,026,402,578
Short-term investments at fair value**	58,712,954	207,216,764
Total investments at fair value	$1,012,453,205	$4,233,619,342
Short-term investments at amortized cost	—	126,558,009
Cash	—	649,906
Cash collateral for futures	206,500	—
Cash pledged for centrally cleared swaps (Note 2)	—	720,000
Foreign currencies at value***	2,259	—
Receivables:
Investment securities sold	8,038	66,293,032
Investment securities sold on a delayed-delivery or when-issued basis	—	155,154,277
Fund shares sold	123,537	816,096
Dividends	1,130,924	550
Interest	—	21,918,700
Variation margin receivable on centrally cleared swaps	—	6,020
Prepaid expenses	7,346	32,965
Reimbursement due from manager	15,454	—
Other assets	18,833	61,757
Total assets	1,013,966,096	4,605,830,654
LIABILITIES:
Payable for investment securities purchased	—	24,835,218
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	662,301,379
Payable for fund shares redeemed	1,473,418	5,724,919
Payable upon receipt of securities loaned	53,941,954	33,615,614
Cash received as collateral for delayed-delivery or when-issued securities (Note 2)	—	2,473,640
Payable for investment management fees	269,502	909,845
Payable for administrative fees	81,667	327,071
Payable for distribution and shareholder service fees	93,994	60,491
Payable to custodian due to bank overdraft	666	—
Payable for directors fees	4,961	19,851
Payable to directors under the deferred compensation plan (Note 6)	18,833	61,757
Other accrued expenses and liabilities	53,389	359,274
Total liabilities	55,938,384	730,689,059
NET ASSETS	$958,027,712	$3,875,141,595
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$514,365,583	$3,759,075,266
Undistributed (distributions in excess of) net investment income	9,194,159	3,368,879
Accumulated net realized gain	81,400,057	5,105,925
Net unrealized appreciation	353,067,913	107,591,525
NET ASSETS	$958,027,712	$3,875,141,595

+ Including securities loaned at value	$52,205,581	$32,916,317
* Cost of investments in securities	$600,923,953	$3,918,891,663
** Cost of short-term investments	$58,712,954	$207,216,764
*** Cost of foreign currencies	$2,259	$—

See Accompanying Notes to Financial Statements

42

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2014 (continued)

	Voya Russell™ Small Cap Index Portfolio	Voya U.S. Bond Index Portfolio
Class ADV
Net assets	$74,404,964	$18,504,627
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	4,614,373	1,725,294
Net asset value and redemption price per share	$16.12	$10.73
Class I
Net assets	$590,477,223	$3,613,512,540
Shares authorized	100,000,000	700,000,000
Par value	$0.001	$0.001
Shares outstanding	35,780,396	335,772,984
Net asset value and redemption price per share	$16.50	$10.76
Class S
Net assets	$283,518,248	$240,485,373
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	17,317,193	22,405,805
Net asset value and redemption price per share	$16.37	$10.73
Class S2
Net assets	$9,627,277	$2,639,055
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	595,605	245,763
Net asset value and redemption price per share	$16.16	$10.74

See Accompanying Notes to Financial Statements

43

STATEMENTS OF OPERATIONS For the Year ended December 31, 2014

	Voya Australia Index Portfolio	Voya Emerging Markets Index Portfolio	Voya Euro STOXX 50® Index Portfolio	Voya FTSE 100 Index® Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$9,137,143	$15,822,240	$17,137,165	$30,135,236
Interest	7,756	779	122	395
Securities lending income, net	45,456	240,902	825,947	104,070
Total investment income	9,190,355	16,063,921	17,963,234	30,239,701

EXPENSES:
Investment management fees	1,210,703	3,380,367	2,979,240	2,651,269
Distribution and shareholder service fees:
Class ADV	15	15	157,583	36,820
Class S	—	7	—	—
Class S2	—	15	—	—
Transfer agent fees	289	1,025	606	536
Administrative service fees	201,781	614,606	496,534	441,873
Shareholder reporting expense	4,793	18,182	20,015	1,275
Professional fees	27,189	101,625	43,422	44,425
Custody and accounting expense	108,579	649,886	148,935	111,124
Directors fees	6,053	20,082	14,896	13,256
License fee	15,000	184,379	184,958	64,190
Miscellaneous expense	7,172	20,386	12,983	7,120
Interest expense	623	5,019	1,092	601
Total expenses	1,582,197	4,995,594	4,060,264	3,372,489
Net waived and reimbursed fees	(706,239)	(1,536,530)	(1,737,878)	(1,546,563)
Net expenses	875,958	3,459,064	2,322,386	1,825,926
Net investment income	8,314,397	12,604,857	15,640,848	28,413,775

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(1,118,962)	(8,240,809)	14,546,769	10,036,448
Foreign currency related transactions	121,063	(352,539)	(605,811)	(458,140)
Futures	(44,624)	(479,249)	500,914	114,932
Net realized gain (loss)	(1,042,523)	(9,072,597)	14,441,872	9,693,240
Net change in unrealized appreciation (depreciation) on:
Investments	(15,204,389)	(28,666,399)	(74,635,556)	(64,960,321)
Foreign currency related transactions	(40,736)	28,470	(144,164)	(119,912)
Futures	(111,212)	(214,302)	(167,748)	(4,972)
Net change in unrealized appreciation (depreciation)	(15,356,337)	(28,852,231)	(74,947,468)	(65,085,205)
Net realized and unrealized loss	(16,398,860)	(37,924,828)	(60,505,596)	(55,391,965)
Decrease in net assets resulting from operations	$(8,084,463)	$(25,319,971)	$(44,864,748)	$(26,978,190)

* Foreign taxes withheld	$153,589	$1,953,891	$2,194,302	$213,333

See Accompanying Notes to Financial Statements

44

STATEMENTS OF OPERATIONS For the Year ended December 31, 2014

	Voya Hang Seng Index Portfolio	Voya International Index Portfolio	Voya Japan TOPIX Index Portfolio	Voya Russell™ Large Cap Growth Index Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$4,331,668	$50,502,719	$6,735,032	$8,750,573
Interest	—	9,590	59	—
Securities lending income, net	5,065	1,171,179	94,592	10,842
Total investment income	4,336,733	51,683,488	6,829,683	8,761,415
EXPENSES:
Investment management fees	709,816	5,217,976	2,306,323	2,221,789
Distribution and shareholder service fees:
Class ADV	9,732	4,089,870	66,683	—
Class S	94,645	279,164	—	556,012
Class S2	—	13,111	—	—
Transfer agent fees	253	2,941	538	924
Administrative service fees	118,301	1,450,889	384,383	494,004
Shareholder reporting expense	12,360	59,235	13,358	37,420
Professional fees	25,550	91,472	37,114	47,388
Custody and accounting expense	100,914	459,710	109,301	45,800
Directors fees	3,549	43,527	11,532	14,820
License fee	47,321	435,261	23,070	—
Miscellaneous expense	8,406	29,222	9,768	10,746
Interest expense	554	901	309	480
Total expenses	1,131,401	12,173,279	2,962,379	3,429,383
Net waived and reimbursed fees	(138,665)	(885,258)	(1,345,346)	(494,004)
Net expenses	992,736	11,288,021	1,617,033	2,935,379
Net investment income	3,343,997	40,395,467	5,212,650	5,826,036
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	909,031	(11,991,702)	4,471,180	27,375,676
Foreign currency related transactions	1,211	(405,632)	(1,035,811)	—
Futures	101,252	(1,773,676)	654,153	1,701,759
Net realized gain (loss)	1,011,494	(14,171,010)	4,089,522	29,077,435
Net change in unrealized appreciation (depreciation) on:
Investments	(459,550)	(98,933,639)	(28,493,745)	25,448,801
Foreign currency related transactions	162	(153,281)	263,851	—
Futures	4,248	(1,254,307)	(515,613)	167,316
Net change in unrealized appreciation (depreciation)	(455,140)	(100,341,227)	(28,745,507)	25,616,117
Net realized and unrealized gain (loss)	556,354	(114,512,237)	(24,655,985)	54,693,552
Increase (decrease) in net assets resulting from operations	$3,900,351	$(74,116,770)	$(19,443,335)	$60,519,588

* Foreign taxes withheld	$196,129	$3,881,699	$820,894	$—

See Accompanying Notes to Financial Statements

45

STATEMENTS OF OPERATIONS For the Year ended December 31, 2014

	Voya Russell™ Large Cap Index Portfolio	Voya Russell™ Large Cap Value Index Portfolio	Voya Russell™ Mid Cap Growth Index Portfolio	Voya Russell™ Mid Cap Index Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$16,600,749	$4,337,466	$5,205,150	$36,300,474
Interest	—	—	—	29
Securities lending income, net	18,888	4,679	223,877	953,417
Total investment income	16,619,637	4,342,145	5,429,027	37,253,920
EXPENSES:
Investment management fees	1,984,980	823,330	1,909,728	6,969,963
Distribution and shareholder service fees:
Class ADV	165,912	—	37	552,343
Class S	1,451,553	332,293	796,300	826,541
Class S2	19,647	—	10,795	85,921
Transfer agent fees	1,131	381	801	3,127
Administrative service fees	793,986	182,960	424,379	2,320,783
Shareholder reporting expense	48,777	12,060	12,775	110,029
Professional fees	62,232	14,257	40,130	183,934
Custody and accounting expense	81,195	18,265	48,690	247,676
Directors fees	23,820	5,488	12,731	69,624
Miscellaneous expense	24,431	4,534	10,423	68,842
Interest expense	—	68	178	864
Total expenses	4,657,664	1,393,636	3,266,967	11,439,647
Net recouped/waived and reimbursed fees	(79,606)	(182,955)	(426,538)	5,356
Net expenses	4,578,058	1,210,681	2,840,429	11,445,003
Net investment income	12,041,579	3,131,464	2,588,598	25,808,917
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	15,350,737	5,029,946	24,441,634	170,804,663
Futures	1,221,288	764,397	287,363	1,936,974
Net realized gain	16,572,025	5,794,343	24,728,997	172,741,637
Net change in unrealized appreciation (depreciation) on:
Investments	66,673,540	12,623,266	20,987,883	77,064,477
Futures	245,854	15,040	111,645	623,679
Net change in unrealized appreciation (depreciation)	66,919,394	12,638,306	21,099,528	77,688,156
Net realized and unrealized gain	83,491,419	18,432,649	45,828,525	250,429,793
Increase in net assets resulting from operations	$95,532,998	$21,564,113	$48,417,123	$276,238,710

* Foreign taxes withheld	$4,139	$1,440	$3,393	$16,965

See Accompanying Notes to Financial Statements

46

STATEMENTS OF OPERATIONS For the Year ended December 31, 2014

	Voya Russell™ Small Cap Index Portfolio	Voya U.S. Bond Index Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$12,668,157	$4,133
Interest, net of foreign taxes withheld*	26	87,521,819
Securities lending income, net	2,166,953	165,155
Total investment income	14,835,136	87,691,107
EXPENSES:
Investment management fees	3,271,143	11,020,048
Distribution and shareholder service fees:
Class ADV	339,358	78,596
Class S	745,120	560,130
Class S2	50,852	12,343
Transfer agent fees	1,817	4,744
Administrative service fees	992,129	3,970,050
Shareholder reporting expense	34,654	147,156
Professional fees	82,412	267,538
Custody and accounting expense	110,195	433,526
Directors fees	29,764	119,103
Miscellaneous expense	22,114	118,250
Interest expense	634	1,205
Total expenses	5,680,192	16,732,689
Net waived and reimbursed fees	(81,992)	(2,469)
Net expenses	5,598,200	16,730,220
Net investment income	9,236,936	70,960,887
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	83,876,715	49,041,416
Foreign currency related transactions	(216)	—
Futures	1,618,970	(239,528)
Swaps	—	1,053,644
Net realized gain	85,495,469	49,855,532
Net change in unrealized appreciation (depreciation) on:
Investments	(48,906,885)	101,683,998
Foreign currency related transactions	3	—
Futures	(2,175,818)	—
Swaps	—	(230,489)
Net change in unrealized appreciation (depreciation)	(51,082,700)	101,453,509
Net realized and unrealized gain	34,412,769	151,309,041
Increase in net assets resulting from operations	$43,649,705	$222,269,928

* Foreign taxes withheld	$10,187	$821

See Accompanying Notes to Financial Statements

47

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Australia Index Portfolio		Voya Emerging Markets Index Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income	$8,314,397	$8,679,967	$12,604,857	$8,861,844
Net realized (loss)	(1,042,523)	(596,958)	(9,072,597)	(5,529,128)
Net change in unrealized (depreciation)	(15,356,337)	(3,387,666)	(28,852,231)	(19,403,093)
Increase (decrease) in net assets resulting from operations	(8,084,463)	4,695,343	(25,319,971)	(16,070,377)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(105)	(155)	(33)	—
Class I	(7,992,562)	(10,345,176)	(8,397,538)	(766,853)
Class S	—	—	(40)	—
Class S2	—	—	(37)	—
Net realized gains:
Class ADV	—	—	—	(16)
Class I	—	—	—	(2,734,933)
Class S	—	—	—	(15)
Class S2	—	—	—	(15)
Total distributions	(7,992,667)	(10,345,331)	(8,397,648)	(3,501,832)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	31,929,453	52,186,544	228,468,026	618,514,259
Reinvestment of distributions	7,992,562	10,345,175	8,397,538	3,501,787
	39,922,015	62,531,719	236,865,564	622,016,046
Cost of shares redeemed	(37,180,306)	(47,285,863)	(173,824,044)	(108,246,081)
Net increase in net assets resulting from capital share transactions	2,741,709	15,245,856	63,041,520	513,769,965
Net increase (decrease) in net assets	(13,335,421)	9,595,868	29,323,901	494,197,756
NET ASSETS:
Beginning of year or period	203,926,194	194,330,326	606,465,370	112,267,614
End of year or period	$190,590,773	$203,926,194	$635,789,271	$606,465,370
Undistributed net investment income at end of year or period	$9,847,837	$7,996,268	$12,678,472	$8,392,969

See Accompanying Notes to Financial Statements

48

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Euro STOXX 50® Index Portfolio		Voya FTSE 100 Index® Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income	$15,640,848	$17,295,641	$28,413,775	$16,291,659
Net realized gain	14,441,872	22,273,720	9,693,240	34,093,302
Net change in unrealized appreciation (depreciation)	(74,947,468)	85,646,640	(65,085,205)	36,216,774
Increase (decrease) in net assets resulting from operations	(44,864,748)	125,216,001	(26,978,190)	86,601,735
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(1,000,682)	(475,786)	(238,950)	(184,534)
Class I	(16,844,821)	(22,415,790)	(16,476,434)	(21,360,733)
Net realized gains:
Class ADV	—	—	(532,058)	(90,539)
Class I	—	—	(33,333,385)	(9,747,029)
Total distributions	(17,845,503)	(22,891,576)	(50,580,827)	(31,382,835)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	77,279,833	99,789,260	58,290,148	52,525,929
Reinvestment of distributions	17,845,503	22,891,576	50,580,827	31,382,835
	95,125,336	122,680,836	108,870,975	83,908,764
Cost of shares redeemed	(101,715,780)	(380,796,747)	(83,428,489)	(214,179,959)
Net increase (decrease) in net assets resulting from capital share transactions	(6,590,444)	(258,115,911)	25,442,486	(130,271,195)
Net decrease in net assets	(69,300,695)	(155,791,486)	(52,116,531)	(75,052,295)
NET ASSETS:
Beginning of year or period	533,537,342	689,328,828	471,219,783	546,272,078
End of year or period	$464,236,647	$533,537,342	$419,103,252	$471,219,783
Undistributed net investment income at end of year or period	$15,031,653	$17,842,119	$27,895,584	$16,640,601

See Accompanying Notes to Financial Statements

49

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Hang Seng Index Portfolio		Voya International Index Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income	$3,343,997	$3,017,172	$40,395,467	$12,065,735
Net realized gain (loss)	1,011,494	1,079,731	(14,171,010)	6,009,368
Net change in unrealized appreciation (depreciation)	(455,140)	(15,815)	(100,341,227)	85,000,509
Increase (decrease) in net assets resulting from operations	3,900,351	4,081,088	(74,116,770)	103,075,612
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(40,226)	(59,347)	(8,654,053)	(162,139)
Class I	(2,121,591)	(3,243,544)	(3,966,540)	(8,444,603)
Class S	(853,855)	(2,017,644)	(704,877)	(2,134,036)
Class S2	—	—	(13,516)	(44,782)
Total distributions	(3,015,672)	(5,320,535)	(13,338,986)	(10,785,560)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	20,959,100	27,186,745	260,233,264	268,656,945
Proceeds from shares issued in merger (Note 15)	—	—	1,058,745,439	—
Reinvestment of distributions	3,015,672	5,320,535	13,338,986	10,785,560
	23,974,772	32,507,280	1,332,317,689	279,442,505
Cost of shares redeemed	(36,354,731)	(63,630,128)	(374,633,359)	(138,291,449)
Net increase (decrease) in net assets resulting from capital share transactions	(12,379,959)	(31,122,848)	957,684,330	141,151,056
Net increase (decrease) in net assets	(11,495,280)	(32,362,295)	870,228,574	233,441,108
NET ASSETS:
Beginning of year or period	121,693,183	154,055,478	677,240,488	443,799,380
End of year or period	$110,197,903	$121,693,183	$1,547,469,062	$677,240,488
Undistributed net investment income at end of year or period	$3,422,653	$3,013,701	$42,736,671	$13,327,588

See Accompanying Notes to Financial Statements

50

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Japan TOPIX Index Portfolio		Voya Russell™ Large Cap Growth Index Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income	$5,212,650	$5,950,758	$5,826,036	$5,781,458
Net realized gain	4,089,522	28,091,499	29,077,435	21,158,253
Net change in unrealized appreciation (depreciation)	(28,745,507)	68,240,954	25,616,117	92,237,309
Increase (decrease) in net assets resulting from operations	(19,443,335)	102,283,211	60,519,588	119,177,020
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(129,908)	(254,382)	—	(4,525)
Class I	(5,481,044)	(7,936,125)	(3,525,724)	(3,593,992)
Class S	—	—	(2,253,990)	(2,198,353)
Net realized gains:
Class ADV	(950,899)	(62,669)	—	—
Class I	(27,240,581)	(1,736,562)	—	—
Total distributions	(33,802,432)	(9,989,738)	(5,779,714)	(5,796,870)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	51,239,234	61,279,822	100,338,979	39,580,692
Reinvestment of distributions	33,802,432	9,989,738	5,779,714	5,796,870
	85,041,666	71,269,560	106,118,693	45,377,562
Cost of shares redeemed	(70,830,898)	(193,593,033)	(96,661,889)	(74,855,264)
Net increase (decrease) in net assets resulting from capital share transactions	14,210,768	(122,323,473)	9,456,804	(29,477,702)
Net increase (decrease) in net assets	(39,034,999)	(30,030,000)	64,196,678	83,902,448
NET ASSETS:
Beginning of year or period	401,160,539	431,190,539	477,941,700	394,039,252
End of year or period	$362,125,540	$401,160,539	$542,138,378	$477,941,700
Undistributed net investment income at end of year or period	$4,381,207	$5,919,267	$5,818,905	$5,773,767

See Accompanying Notes to Financial Statements

51

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Russell™ Large Cap Index Portfolio		Voya Russell™ Large Cap Value Index Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income	$12,041,579	$11,279,467	$3,131,464	$2,604,726
Net realized gain	16,572,025	10,558,070	5,794,343	5,766,706
Net change in unrealized appreciation	66,919,394	171,338,253	12,638,306	31,054,755
Increase in net assets resulting from operations	95,532,998	193,175,790	21,564,113	39,426,187
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(411,173)	(312,521)	—	(464)
Class I	(2,772,734)	(2,382,110)	(765,924)	(767,986)
Class S	(8,038,695)	(7,284,570)	(1,828,672)	(1,366,612)
Class S2	(47,422)	(35,086)	—	—
Net realized gains:
Class ADV	—	—	—	(259)
Class I	—	—	(735,139)	(322,393)
Class S	—	—	(2,000,512)	(636,162)
Total distributions	(11,270,024)	(10,014,287)	(5,330,247)	(3,093,876)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	115,400,174	113,782,644	58,971,291	48,324,597
Reinvestment of distributions	11,270,024	10,014,287	5,330,247	3,093,876
	126,670,198	123,796,931	64,301,538	51,418,473
Cost of shares redeemed	(134,318,530)	(142,196,338)	(35,048,667)	(45,692,524)
Net increase (decrease) in net assets resulting from capital share transactions	(7,648,332)	(18,399,407)	29,252,871	5,725,949
Net increase in net assets	76,614,642	164,762,096	45,486,737	42,058,260
NET ASSETS:
Beginning of year or period	772,866,079	608,103,983	162,199,763	120,141,503
End of year or period	$849,480,721	$772,866,079	$207,686,500	$162,199,763
Undistributed net investment income at end of year or period	$11,991,815	$11,239,061	$3,101,190	$2,592,641

See Accompanying Notes to Financial Statements

52

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Russell™ Mid Cap Growth Index Portfolio		Voya Russell™ Mid Cap Index Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income	$2,588,598	$1,235,401	$25,808,917	$23,545,827
Net realized gain	24,728,997	36,886,968	172,741,637	70,924,561
Net change in unrealized appreciation	21,099,528	55,205,720	77,688,156	505,261,418
Increase in net assets resulting from operations	48,417,123	93,328,089	276,238,710	599,731,806
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(2)	(33)	(782,106)	(662,302)
Class I	(523,892)	(44,082)	(19,811,937)	(20,852,248)
Class S	(713,505)	(2,243,685)	(2,844,338)	(2,507,370)
Class S2	(1,972)	(13,730)	(125,988)	(106,775)
Net realized gains:
Class ADV	—	—	(3,375,063)	(2,086,473)
Class I	—	—	(58,040,604)	(51,989,924)
Class S	—	—	(10,249,867)	(7,323,879)
Class S2	—	—	(515,856)	(308,924)
Total distributions	(1,239,371)	(2,301,530)	(95,745,759)	(85,837,895)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	134,246,547	26,884,142	226,658,986	531,044,482
Reinvestment of distributions	1,239,369	2,301,498	95,745,759	85,837,895
	135,485,916	29,185,640	322,404,745	616,882,377
Cost of shares redeemed	(90,995,203)	(62,063,642)	(568,992,226)	(459,545,393)
Net increase (decrease) in net assets resulting from capital share transactions	44,490,713	(32,878,002)	(246,587,481)	157,336,984
Net increase (decrease) in net assets	91,668,465	58,148,557	(66,094,530)	671,230,895
NET ASSETS:
Beginning of year or period	335,929,713	277,781,156	2,373,263,374	1,702,032,479
End of year or period	$427,598,178	$335,929,713	$2,307,168,844	$2,373,263,374
Undistributed net investment income at end of year or period	$2,566,449	$1,220,404	$26,249,768	$23,482,604

See Accompanying Notes to Financial Statements

53

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Russell™ Small Cap Index Portfolio		Voya U.S. Bond Index Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income	$9,236,936	$9,085,661	$70,960,887	$63,959,112
Net realized gain (loss)	85,495,469	58,274,363	49,855,532	(18,942,702)
Net change in unrealized appreciation (depreciation)	(51,082,700)	231,980,923	101,453,509	(156,111,271)
Increase (decrease) in net assets resulting from operations	43,649,705	299,340,947	222,269,928	(111,094,861)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(457,141)	(526,886)	(239,938)	(185,915)
Class I	(6,355,628)	(8,414,097)	(73,018,279)	(76,309,083)
Class S	(2,422,533)	(2,877,533)	(3,891,510)	(3,703,486)
Class S2	(60,425)	(97,188)	(39,819)	(16,365)
Net realized gains:
Class ADV	(4,093,826)	(1,678,614)	—	(130,294)
Class I	(36,974,169)	(21,284,903)	—	(40,401,841)
Class S	(17,913,144)	(8,495,888)	—	(2,305,905)
Class S2	(601,965)	(287,275)	—	(7,573)
Total distributions	(68,878,831)	(43,662,384)	(77,189,546)	(123,060,462)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	120,295,161	190,939,304	580,251,370	1,251,230,708
Reinvestment of distributions	68,878,831	43,662,384	77,189,546	123,060,462
	189,173,992	234,601,688	657,440,916	1,374,291,170
Cost of shares redeemed	(271,172,490)	(217,920,494)	(938,236,439)	(1,157,768,130)
Net increase (decrease) in net assets resulting from capital share transactions	(81,998,498)	16,681,194	(280,795,523)	216,523,040
Net increase (decrease) in net assets	(107,227,624)	272,359,757	(135,715,141)	(17,632,283)
NET ASSETS:
Beginning of year or period	1,065,255,336	792,895,579	4,010,856,736	4,028,489,019
End of year or period	$958,027,712	$1,065,255,336	$3,875,141,595	$4,010,856,736
Undistributed net investment income at end of year or period	$9,194,159	$9,354,516	$3,368,879	$1,102,215

See Accompanying Notes to Financial Statements

54

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments if any (2)(3)(4)	Expense net of all reductions/ additions (2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Australia Index Portfolio
Class ADV
12-31-14	9.93	0.37	•	(0.88)	(0.51)	0.35	—	—	0.35	—	9.07	(5.55)	1.28	0.93	0.93	3.64	3	12
12-31-13	10.27	0.38		(0.20)	0.18	0.52	—	—	0.52	—	9.93	1.37	1.27	0.92	0.92	3.74	3	13
12-31-12	8.72	0.37	•	1.54	1.91	0.32	0.04	—	0.36	—	10.27	22.26	1.27	0.92	0.92	3.93	3	10
03-02-11(5) -
12-31-11	10.00	0.27		(1.55)	(1.28)	—	—	—	—	—	8.72	(12.80)	1.32	0.97	0.97	3.40	3	22
Class I
12-31-14	10.01	0.40		(0.85)	(0.45)	0.40	—	—	0.40	—	9.16	(4.95)	0.78	0.43	0.43	4.12	190,588	12
12-31-13	10.34	0.44		(0.20)	0.24	0.57	—	—	0.57	—	10.01	1.91	0.77	0.42	0.42	4.27	203,923	13
12-31-12	8.76	0.41	•	1.56	1.97	0.35	0.04	—	0.39	—	10.34	22.91	0.77	0.42	0.42	4.42	194,327	10
03-02-11(5) -
12-31-11	10.00	0.31	•	(1.55)	(1.24)	—	—	—	—	—	8.76	(12.40)	0.82	0.47	0.47	3.83	189,709	22
Voya Emerging Markets Index Portfolio
Class ADV
12-31-14	11.10	0.18		(0.60)	(0.42)	0.11	—	—	0.11	—	10.57	(3.82)	1.31	1.06	1.06	1.58	3	21
12-31-13	11.95	0.13		(0.93)	(0.80)	—	0.05	—	0.05	—	11.10	(6.69)	1.32	1.07	1.07	1.13	3	19
12-31-12	10.31	0.17		1.48	1.65	—	0.01	—	0.01	—	11.95	16.01	1.40	1.15	1.15	1.55	4	61
12-19-11(5) -
12-31-11	10.00	(0.00	)*	0.31	0.31	—	—	—	—	—	10.31	3.10	1.47	1.22	1.22	(0.08)	3	—
Class I
12-31-14	11.18	0.21		(0.58)	(0.37)	0.16	—	—	0.16	—	10.65	(3.37)	0.81	0.56	0.56	2.05	635,780	21
12-31-13	12.00	0.22	•	(0.98)	(0.76)	0.01	0.05	—	0.06	—	11.18	(6.30)	0.82	0.57	0.57	2.03	606,455	19
12-31-12	10.32	0.16	•	1.53	1.69	—	0.01	—	0.01	—	12.00	16.38	0.90	0.65	0.65	1.39	112,257	61
12-19-11(5) -
12-31-11	10.00	0.00	*	0.32	0.32	—	—	—	—	—	10.32	3.20	0.97	0.72	0.72	0.35	61,384	—
Class S
12-31-14	11.14	0.21		(0.61)	(0.40)	0.13	—	—	0.13	—	10.61	(3.59)	1.06	0.81	0.81	1.84	3	21
12-31-13	11.97	0.15		(0.93)	(0.78)	—	0.05	—	0.05	—	11.14	(6.52)	1.07	0.82	0.82	1.38	3	19
12-31-12	10.31	0.20		1.47	1.67	—	0.01	—	0.01	—	11.97	16.20	1.15	0.90	0.90	1.80	4	61
12-19-11(5) -
12-31-11	10.00	0.00	*	0.31	0.31	—	—	—	—	—	10.31	3.10	1.22	0.97	0.97	0.11	3	—
Class S2
12-31-14	11.12	0.19		(0.60)	(0.41)	0.12	—	—	0.12	—	10.59	(3.71)	1.31	0.96	0.96	1.69	3	21
12-31-13	11.96	0.14		(0.93)	(0.79)	—	0.05	—	0.05	—	11.12	(6.61)	1.32	0.97	0.97	1.23	3	19
12-31-12	10.31	0.18		1.48	1.66	—	0.01	—	0.01	—	11.96	16.10	1.40	1.05	1.05	1.65	4	61
12-19-11(5) -
12-31-11	10.00	0.00	*	0.31	0.31	—	—	—	—	—	10.31	3.10	1.47	1.12	1.12	0.03	3	—
Voya Euro STOXX 50® Index Portfolio
Class ADV
12-31-14	11.88	0.30	•	(1.40)	(1.10)	0.39	—	—	0.39	—	10.39	(9.66)	1.29	0.94	0.94	2.63	28,159	13
12-31-13	9.90	0.21	•	2.21	2.42	0.44	—	—	0.44	—	11.88	25.45	1.29	0.94	0.94	1.97	36,736	17
12-31-12	8.41	0.21	•	1.58	1.79	0.30	—	—	0.30	—	9.90	21.83	1.31	0.96	0.96	2.33	9,377	20
12-31-11	10.49	0.47	•	(2.16)	(1.69)	0.39	—	—	0.39	—	8.41	(17.27)	1.27	0.92	0.92	4.54	3,241	34
12-31-10	11.63	0.18	•	(1.25)	(1.07)	0.05	0.02	—	0.07	—	10.49	(9.13)	1.25	0.90	0.90	1.79	4,937	27

See Accompanying Notes to Financial Statements

55

Financial Highlights (continued)

		Income (loss) from investment operations				Less Distributions							Ratios to average net assets							Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments if any (2)(3)(4)		Expense net of all reductions/ additions (2)(3)(4)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Voya Euro STOXX 50® Index Portfolio (continued)
Class I
12-31-14	11.96	0.37	•	(1.41)	(1.04)	0.43	—	—	0.43	—	10.49	(9.18)	0.79	0.44		0.44		3.19		436,078	13
12-31-13	9.94	0.32	•	2.17	2.49	0.47	—	—	0.47	—	11.96	26.09	0.79	0.44		0.44		3.09		496,801	17
12-31-12	8.50	0.28	•	1.56	1.84	0.40	—	—	0.40	—	9.94	22.42	0.81	0.46		0.46		3.23		679,952	20
12-31-11	10.57	0.38	•	(2.05)	(1.67)	0.40	—	—	0.40	—	8.50	(16.99)	0.77	0.42		0.42		3.68		672,579	34
12-31-10	11.66	0.31	•	(1.32)	(1.01)	0.06	0.02	—	0.08	—	10.57	(8.64)	0.75	0.40		0.40		3.00		873,679	27
Voya FTSE 100 Index® Portfolio
Class ADV
12-31-14	13.59	0.69	•	(1.47)	(0.78)	0.47	1.05	—	1.52	—	11.29	(6.85)	1.26	0.91		0.91		5.53		6,675	13
12-31-13	12.25	0.30	•	1.89	2.19	0.57	0.28	—	0.85	—	13.59	18.86	1.27	0.92		0.92		2.43		6,057	8
12-31-12	11.48	0.37	•	1.34	1.71	0.31	0.63	—	0.94	—	12.25	15.24	1.26	0.91		0.91		3.15		2,642	7
12-31-11	12.46	0.36	•	(0.81)	(0.45)	0.35	0.18	—	0.53	—	11.48	(4.13)	1.26	0.91		0.91		2.90		2,562	12
12-31-10	11.60	0.22	•	0.79	1.01	0.07	0.08	—	0.15	—	12.46	8.87	1.24	0.89		0.89		1.88		3,734	14
Class I
12-31-14	13.68	0.81		(1.53)	(0.72)	0.52	1.05	—	1.57	—	11.39	(6.39)	0.76	0.41		0.41		6.45		412,428	13
12-31-13	12.31	0.42	•	1.84	2.26	0.61	0.28	—	0.89	—	13.68	19.44	0.77	0.42		0.42		3.35		465,162	8
12-31-12	11.59	0.43	•	1.34	1.77	0.42	0.63	—	1.05	—	12.31	15.74	0.76	0.41		0.41		3.63		543,630	7
12-31-11	12.53	0.41	•	(0.80)	(0.39)	0.37	0.18	—	0.55	—	11.59	(3.61)	0.76	0.41		0.41		3.35		534,948	12
12-31-10	11.61	0.31	•	0.77	1.08	0.08	0.08	—	0.16	—	12.53	9.43	0.74	0.39		0.39		2.74		665,191	14
Voya Hang Seng Index Portfolio
Class ADV
12-31-14	14.10	0.35	•	0.08	0.43	0.31	—	—	0.31	—	14.22	3.23	1.37	1.25		1.25		2.47		1,647	11
12-31-13	14.12	0.27	•	0.21	0.48	0.50	—	—	0.50	—	14.10	3.60	1.36	1.26		1.26		1.94		1,816	9
12-31-12	11.10	0.21	•	2.90	3.11	0.09	—	—	0.09	—	14.12	28.14	1.34	1.24		1.24		1.69		1,607	9
12-31-11	13.98	0.23	•	(2.77)	(2.54)	0.34	—	—	0.34	—	11.10	(18.71)	1.37	1.27		1.27		1.85		1,874	15
12-31-10	13.04	0.16	•	0.79	0.95	0.01	—	—	0.01	—	13.98	7.30	1.34	1.24	†	1.24	†	1.22	†	1,147	9
Class I
12-31-14	14.22	0.42	•	0.07	0.49	0.37	—	—	0.37	—	14.34	3.69	0.87	0.75		0.75		2.96		73,751	11
12-31-13	14.23	0.32	•	0.24	0.56	0.57	—	—	0.57	—	14.22	4.15	0.86	0.76		0.76		2.31		79,094	9
12-31-12	11.20	0.31	•	2.89	3.20	0.17	—	—	0.17	—	14.23	28.70	0.84	0.74		0.74		2.49		97,820	9
12-31-11	14.04	0.27	•	(2.76)	(2.49)	0.35	—	—	0.35	—	11.20	(18.23)	0.87	0.77		0.77		2.11		94,207	15
12-31-10	13.04	0.25	•	0.76	1.01	0.01	—	—	0.01	—	14.04	7.76	0.84	0.74	†	0.74	†	1.92	†	137,227	9
Class S
12-31-14	14.17	0.36	•	0.10	0.46	0.33	—	—	0.33	—	14.30	3.41	1.12	1.00		1.00		2.57		34,800	11
12-31-13	14.19	0.28	•	0.24	0.52	0.54	—	—	0.54	—	14.17	3.84	1.11	1.01		1.01		2.06		40,783	9
12-31-12	11.16	0.29	•	2.87	3.16	0.13	—	—	0.13	—	14.19	28.41	1.09	0.99		0.99		2.29		54,629	9
12-31-11	14.00	0.26	•	(2.77)	(2.51)	0.33	—	—	0.33	—	11.16	(18.45)	1.12	1.02		1.02		1.97		46,295	15
12-31-10	13.03	0.21	•	0.77	0.98	0.01	—	—	0.01	—	14.00	7.53	1.09	0.99	†	0.99	†	1.63	†	84,603	9
Voya International Index Portfolio
Class ADV
12-31-14	9.89	0.24	•	(0.86)	(0.62)	0.08	—	—	0.08	—	9.19	(6.34)	1.04	0.97		0.97		2.47		917,139	6
12-31-13	8.35	0.17	•	1.55	1.72	0.18	—	—	0.18	—	9.89	20.89	1.06	0.99		0.99		1.92		11,587	3
12-31-12	7.25	0.17	•	1.13	1.30	0.20	—	—	0.20	—	8.35	18.12	1.09	0.99		0.99		2.28		6,036	6
12-31-11	8.47	0.19	•	(1.22)	(1.03)	0.19	—	—	0.19	—	7.25	(12.63)	1.07	1.00		1.00		2.31		3,036	9
12-31-10	8.17	0.13	•	0.44	0.57	0.27	—	—	0.27	—	8.47	7.32	1.07	0.99	†	0.99	†	1.71	†	2,904	20

See Accompanying Notes to Financial Statements

56

Financial Highlights (continued)

		Income (loss) from investment operations				Less Distributions							Ratios to average net assets							Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments if any (2)(3)(4)		Expense net of all reductions/ additions (2)(3)(4)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Voya International Index Portfolio (continued)
Class I
12-31-14	10.04	0.32	•	(0.91)	(0.59)	0.08	—	—	0.08	—	9.37	(5.94)	0.54	0.48		0.48		3.19		535,838	6
12-31-13	8.46	0.22	•	1.57	1.79	0.21	—	—	0.21	—	10.04	21.45	0.56	0.50		0.50		2.41		540,135	3
12-31-12	7.33	0.20		1.15	1.35	0.22	—	—	0.22	—	8.46	18.72	0.59	0.50		0.50		2.69		349,512	6
12-31-11	8.54	0.22	•	(1.22)	(1.00)	0.21	—	—	0.21	—	7.33	(12.17)	0.57	0.51		0.51		2.73		249,268	9
12-31-10	8.21	0.18	•	0.44	0.62	0.29	—	—	0.29	—	8.54	7.84	0.57	0.50	†	0.50	†	2.31	†	256,723	20
Class S
12-31-14	9.97	0.32	•	(0.93)	(0.61)	0.06	—	—	0.06	—	9.30	(6.18)	0.79	0.73		0.73		3.18		92,340	6
12-31-13	8.41	0.20	•	1.55	1.75	0.19	—	—	0.19	—	9.97	21.09	0.81	0.75		0.75		2.24		122,813	3
12-31-12	7.28	0.19		1.14	1.33	0.20	—	—	0.20	—	8.41	18.50	0.84	0.75		0.75		2.50		86,454	6
12-31-11	8.49	0.21	•	(1.23)	(1.02)	0.19	—	—	0.19	—	7.28	(12.44)	0.82	0.76		0.76		2.55		74,367	9
12-31-10	8.17	0.16	•	0.44	0.60	0.28	—	—	0.28	—	8.49	7.63	0.82	0.75	†	0.75	†	2.09	†	107,028	20
Class S2
12-31-14	9.93	0.29	•	(0.91)	(0.62)	0.05	—	—	0.05	—	9.26	(6.29)	1.04	0.88		0.88		2.93		2,152	6
12-31-13	8.40	0.19	•	1.54	1.73	0.20	—	—	0.20	—	9.93	20.89	1.06	0.90		0.90		2.06		2,705	3
12-31-12	7.30	0.15	•	1.17	1.32	0.22	—	—	0.22	—	8.40	18.29	1.09	0.90		0.90		1.93		1,797	6
12-31-11	8.52	0.12	•	(1.16)	(1.04)	0.18	—	—	0.18	—	7.30	(12.60)	1.07	0.91		0.91		1.60		192	9
12-31-10	8.19	0.15	•	0.44	0.59	0.26	—	—	0.26	—	8.52	7.44	1.07	0.90	†	0.90	†	1.91	†	5	20
Voya Japan TOPIX Index Portfolio
Class ADV
12-31-14	11.40	0.08	•	(0.71)	(0.63)	0.11	0.79	—	0.90	—	9.87	(5.42)	1.25	0.90		0.90		0.80		10,613	6
12-31-13	9.35	0.10	•	2.21	2.31	0.21	0.05	—	0.26	—	11.40	24.80	1.27	0.92		0.92		0.92		14,855	5
12-31-12	9.38	0.16	•	0.54	0.70	0.09	0.64	—	0.73	—	9.35	7.60	1.25	0.90		0.90		1.68		5,739	9
12-31-11	11.12	0.10	•	(1.60)	(1.50)	0.16	0.08	—	0.24	—	9.38	(13.72)	1.32	0.97		0.97		0.97		10,069	45
12-31-10	9.80	0.09	•	1.25	1.34	0.01	0.01	—	0.02	—	11.12	13.63	1.27	0.92		0.92		0.94		8,580	9
Class I
12-31-14	11.52	0.14		(0.73)	(0.59)	0.16	0.79	—	0.95	—	9.98	(4.98)	0.75	0.40		0.40		1.38		351,513	6
12-31-13	9.42	0.15	•	2.23	2.38	0.23	0.05	—	0.28	—	11.52	25.44	0.77	0.42		0.42		1.45		386,305	5
12-31-12	9.47	0.19		0.57	0.76	0.17	0.64	—	0.81	—	9.42	8.19	0.75	0.40		0.40		1.91		425,451	9
12-31-11	11.19	0.16	•	(1.62)	(1.46)	0.18	0.08	—	0.26	—	9.47	(13.29)	0.82	0.47		0.47		1.54		423,885	45
12-31-10	9.82	0.14	•	1.25	1.39	0.01	0.01	—	0.02	—	11.19	14.13	0.77	0.42		0.42		1.39		404,703	9
Voya Russell™ Large Cap Growth Index Portfolio
Class I
12-31-14	21.82	0.31		2.51	2.82	0.29	—	—	0.29	—	24.35	13.10	0.58	0.48		0.48		1.29		280,622	21
12-31-13	16.78	0.28	•	5.04	5.32	0.28	—	—	0.28	—	21.82	32.00	0.59	0.49		0.49		1.46		269,977	10
12-31-12	14.82	0.25	•	1.90	2.15	0.19	—	—	0.19	—	16.78	14.50	0.59	0.49		0.49		1.50		228,977	17
12-31-11	14.39	0.19	•	0.42	0.61	0.18	—	—	0.18	—	14.82	4.21	0.59	0.49		0.49		1.27		221,400	16
12-31-10	12.84	0.17	•	1.47	1.64	0.09	—	—	0.09	—	14.39	12.80	0.58	0.48	†	0.48	†	1.30	†	239,910	23
Class S
12-31-14	21.73	0.24	•	2.50	2.74	0.24	—	—	0.24	—	24.23	12.76	0.83	0.73		0.73		1.05		261,517	21
12-31-13	16.71	0.23	•	5.02	5.25	0.23	—	—	0.23	—	21.73	31.68	0.84	0.74		0.74		1.21		207,941	10
12-31-12	14.76	0.21	•	1.89	2.10	0.15	—	—	0.15	—	16.71	14.26	0.84	0.74		0.74		1.26		164,697	17
12-31-11	14.34	0.15		0.42	0.57	0.15	—	—	0.15	—	14.76	3.92	0.84	0.74		0.74		1.03		153,812	16
12-31-10	12.82	0.13	•	1.46	1.59	0.07	—	—	0.07	—	14.34	12.47	0.83	0.73	†	0.73	†	1.05	†	147,272	23

See Accompanying Notes to Financial Statements

57

Financial Highlights (continued)

		Income (loss) from investment operations				Less Distributions							Ratios to average net assets							Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments if any (2)(3)(4)		Expense net of all reductions/ additions (2)(3)(4)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Voya Russell™ Large Cap Index Portfolio
Class ADV
12-31-14	14.12	0.18	•	1.54	1.72	0.18	—	—	0.18	—	15.66	12.33	0.88	0.87		0.87		1.22		35,656	5
12-31-13	10.90	0.16	•	3.23	3.39	0.17	—	—	0.17	—	14.12	31.39	0.88	0.87		0.87		1.30		32,824	6
12-31-12	9.65	0.16	•	1.29	1.45	0.20	—	—	0.20	—	10.90	15.05	0.88	0.87		0.87		1.50		17,492	3
12-31-11	9.58	0.12	•	0.07	0.19	0.12	—	—	0.12	—	9.65	1.92	0.88	0.87		0.87		1.26		8,964	9
12-31-10	8.85	0.10	•	0.93	1.03	0.30	—	—	0.30	—	9.58	11.74	0.89	0.87	†	0.87	†	1.15	†	10,161	11
Class I
12-31-14	14.34	0.26	•	1.57	1.83	0.24	—	—	0.24	—	15.93	12.91	0.38	0.37		0.37		1.72		188,647	5
12-31-13	11.04	0.23	•	3.27	3.50	0.20	—	—	0.20	—	14.34	32.05	0.38	0.37		0.37		1.80		168,428	6
12-31-12	9.78	0.19		1.33	1.52	0.26	—	—	0.26	—	11.04	15.56	0.38	0.37		0.37		1.96		128,779	3
12-31-11	9.68	0.17	•	0.09	0.26	0.16	—	—	0.16	—	9.78	2.57	0.38	0.37		0.37		1.76		98,853	9
12-31-10	8.92	0.15	•	0.92	1.07	0.31	—	—	0.31	—	9.68	12.19	0.39	0.37	†	0.37	†	1.64	†	340,889	11
Class S
12-31-14	14.25	0.22	•	1.55	1.77	0.20	—	—	0.20	—	15.82	12.59	0.63	0.62		0.62		1.47		620,477	5
12-31-13	10.98	0.19	•	3.25	3.44	0.17	—	—	0.17	—	14.25	31.67	0.63	0.62		0.62		1.54		568,259	6
12-31-12	9.72	0.18		1.31	1.49	0.23	—	—	0.23	—	10.98	15.38	0.63	0.62		0.62		1.70		461,214	3
12-31-11	9.64	0.15	•	0.06	0.21	0.13	—	—	0.13	—	9.72	2.13	0.63	0.62		0.62		1.50		397,371	9
12-31-10	8.89	0.12	•	0.93	1.05	0.30	—	—	0.30	—	9.64	12.00	0.64	0.62	†	0.62	†	1.39	†	454,246	11
Class S2
12-31-14	14.41	0.20	•	1.58	1.78	0.20	—	—	0.20	—	15.99	12.48	0.88	0.77		0.77		1.33		4,700	5
12-31-13	11.13	0.18	•	3.29	3.47	0.19	—	—	0.19	—	14.41	31.51	0.88	0.77		0.77		1.42		3,355	6
12-31-12	9.87	0.17	•	1.32	1.49	0.23	—	—	0.23	—	11.13	15.17	0.88	0.77		0.77		1.59		618	3
12-31-11	9.81	0.14	•	0.07	0.21	0.15	—	—	0.15	—	9.87	2.01	0.88	0.77		0.77		1.47		289	9
12-31-10	8.79	0.11	•	0.91	1.02	—	—	—	—	—	9.81	11.60	0.89	0.77	†	0.77	†	1.17	†	48	11
Voya Russell™ Large Cap Value Index Portfolio
Class I
12-31-14	18.37	0.36	•	1.87	2.23	0.29	0.28	—	0.57	—	20.03	12.42	0.58	0.48		0.48		1.89		51,205	12
12-31-13	14.30	0.31	•	4.14	4.45	0.27	0.11	—	0.38	—	18.37	31.58	0.59	0.49		0.49		1.91		49,681	17
12-31-12	12.51	0.30	•	1.75	2.05	0.26	—	—	0.26	—	14.30	16.47	0.61	0.50		0.50		2.21		43,907	28
12-31-11	12.60	0.26	•	(0.14)	0.12	0.21	—	—	0.21	—	12.51	0.83	0.59	0.49		0.49		2.04		41,335	20
12-31-10	12.65	0.22	•	1.19	1.41	0.20	1.26	—	1.46	—	12.60	11.38	0.61	0.51	†	0.51	†	1.81	†	45,590	30
Class S
12-31-14	18.28	0.31	•	1.88	2.19	0.26	0.28	—	0.54	—	19.93	12.22	0.83	0.73		0.73		1.64		156,482	12
12-31-13	14.24	0.27	•	4.12	4.39	0.24	0.11	—	0.35	—	18.28	31.28	0.84	0.74		0.74		1.66		112,469	17
12-31-12	12.47	0.27	•	1.73	2.00	0.23	—	—	0.23	—	14.24	16.11	0.86	0.75		0.75		1.97		76,203	28
12-31-11	12.57	0.22	•	(0.14)	0.08	0.18	—	—	0.18	—	12.47	0.56	0.84	0.74		0.74		1.79		49,250	20
12-31-10	12.64	0.19	•	1.19	1.38	0.19	1.26	—	1.45	—	12.57	11.13	0.86	0.76	†	0.76	†	1.58	†	43,502	30
Voya Russell™ Mid Cap Growth Index Portfolio
Class ADV
12-31-14	24.40	0.07		2.58	2.65	0.01	—	—	0.01	—	27.04	10.85	1.08	0.98		0.98		0.30		8	35
12-31-13	18.24	0.03		6.24	6.27	0.11	—	—	0.11	—	24.40	34.49	1.09	0.99		0.99		0.14		7	24
12-31-12	15.86	0.10		2.30	2.40	0.02	—	—	0.02	—	18.24	15.13	1.10	1.00		1.00		0.58		5	20
12-31-11	16.29	0.01	•	(0.41)	(0.40)	0.03	—	—	0.03	—	15.86	(2.46)	1.09	0.99		0.99		0.08		5	24
12-31-10	13.11	0.03		3.30	3.33	0.02	0.13	—	0.15	—	16.29	25.52	1.09	0.99	†	0.99	†	0.23	†	5	25

See Accompanying Notes to Financial Statements

58

Financial Highlights (continued)

		Income (loss) from investment operations				Less Distributions							Ratios to average net assets							Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments if any (2)(3)(4)		Expense net of all reductions/ additions (2)(3)(4)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Voya Russell™ Mid Cap Growth Index Portfolio (continued)
Class I
12-31-14	24.60	0.22	•	2.57	2.79	0.11	—	—	0.11	—	27.28	11.41	0.58	0.48		0.48		0.85		111,456	35
12-31-13	18.37	0.14	•	6.29	6.43	0.20	—	—	0.20	—	24.60	35.24	0.59	0.49		0.49		0.65		5,456	24
12-31-12	15.96	0.18	•	2.33	2.51	0.10	—	—	0.10	—	18.37	15.74	0.60	0.50		0.50		1.03		3,905	20
12-31-11	16.38	0.09	•	(0.40)	(0.31)	0.11	—	—	0.11	—	15.96	(2.00)	0.59	0.49		0.49		0.53		4,020	24
12-31-10	13.14	0.10		3.32	3.42	0.05	0.13	—	0.18	—	16.38	26.22	0.59	0.49	†	0.49	†	0.73	†	12,615	25
Class S
12-31-14	24.53	0.14		2.58	2.72	0.06	—	—	0.06	—	27.19	11.09	0.83	0.73		0.73		0.53		313,923	35
12-31-13	18.32	0.08	•	6.28	6.36	0.15	—	—	0.15	—	24.53	34.90	0.84	0.74		0.74		0.39		328,358	24
12-31-12	15.91	0.14	•	2.33	2.47	0.06	—	—	0.06	—	18.32	15.50	0.85	0.75		0.75		0.80		272,387	20
12-31-11	16.33	0.06		(0.41)	(0.35)	0.07	—	—	0.07	—	15.91	(2.20)	0.84	0.74		0.74		0.34		267,999	24
12-31-10	13.13	0.07		3.30	3.37	0.04	0.13	—	0.17	—	16.33	25.85	0.84	0.74	†	0.74	†	0.48	†	325,749	25
Class S2
12-31-14	24.46	0.11		2.57	2.68	0.02	—	—	0.02	—	27.12	10.98	1.08	0.88		0.88		0.39		2,211	35
12-31-13	18.28	0.05	•	6.27	6.32	0.14	—	—	0.14	—	24.46	34.72	1.09	0.89		0.89		0.24		2,109	24
12-31-12	15.88	0.11	•	2.32	2.43	0.03	—	—	0.03	—	18.28	15.30	1.10	0.90		0.90		0.64		1,484	20
12-31-11	16.30	0.04		(0.42)	(0.38)	0.04	—	—	0.04	—	15.88	(2.34)	1.09	0.89		0.89		0.18		1,476	24
12-31-10	13.11	0.05		3.30	3.35	0.03	0.13	—	0.16	—	16.30	25.71	1.09	0.89	†	0.89	†	0.32	†	1,781	25
Voya Russell™ Mid Cap Index Portfolio
Class ADV
12-31-14	15.70	0.11	•	1.75	1.86	0.12	0.52	—	0.64	—	16.92	12.22	0.93	0.93		0.93		0.70		129,172	9
12-31-13	12.25	0.10	•	3.90	4.00	0.13	0.42	—	0.55	—	15.70	33.51	0.93	0.93		0.93		0.69		94,802	14
12-31-12	10.99	0.13	•	1.66	1.79	0.10	0.43	—	0.53	—	12.25	16.42	0.94	0.93		0.93		1.12		46,214	10
12-31-11	11.45	0.09	•	(0.33)	(0.24)	0.13	0.09	—	0.22	—	10.99	(2.31)	0.95	0.93		0.93		0.81		25,606	12
12-31-10	9.24	0.11	•	2.15	2.26	0.05	—	—	0.05	—	11.45	24.48	0.95	0.93	†	0.93	†	1.08	†	13,988	8
Class I
12-31-14	16.01	0.19	•	1.78	1.97	0.18	0.52	—	0.70	—	17.28	12.70	0.43	0.43		0.43		1.17		1,794,154	9
12-31-13	12.45	0.16		3.99	4.15	0.17	0.42	—	0.59	—	16.01	34.20	0.43	0.43		0.43		1.17		1,951,563	14
12-31-12	11.14	0.18	•	1.70	1.88	0.14	0.43	—	0.57	—	12.45	17.04	0.44	0.43		0.43		1.54		1,455,088	10
12-31-11	11.57	0.15		(0.34)	(0.19)	0.15	0.09	—	0.24	—	11.14	(1.88)	0.45	0.43		0.43		1.26		1,311,921	12
12-31-10	9.29	0.15	•	2.19	2.34	0.06	—	—	0.06	—	11.57	25.22	0.45	0.43	†	0.43	†	1.46	†	1,389,676	8
Class S
12-31-14	15.88	0.14		1.77	1.91	0.14	0.52	—	0.66	—	17.13	12.44	0.68	0.68		0.68		0.93		365,134	9
12-31-13	12.36	0.13	•	3.95	4.08	0.14	0.42	—	0.56	—	15.88	33.88	0.68	0.68		0.68		0.93		309,018	14
12-31-12	11.07	0.16	•	1.67	1.83	0.11	0.43	—	0.54	—	12.36	16.69	0.69	0.68		0.68		1.31		193,939	10
12-31-11	11.50	0.12		(0.34)	(0.22)	0.12	0.09	—	0.21	—	11.07	(2.07)	0.70	0.68		0.68		1.01		149,956	12
12-31-10	9.25	0.12	•	2.18	2.30	0.05	—	—	0.05	—	11.50	24.88	0.70	0.68	†	0.68	†	1.22	†	162,362	8
Class S2
12-31-14	15.74	0.14		1.74	1.88	0.13	0.52	—	0.65	—	16.97	12.30	0.93	0.83		0.83		0.78		18,708	9
12-31-13	12.27	0.12	•	3.92	4.04	0.15	0.42	—	0.57	—	15.74	33.74	0.93	0.83		0.83		0.81		17,880	14
12-31-12	11.02	0.15	•	1.65	1.80	0.12	0.43	—	0.55	—	12.27	16.48	0.94	0.83		0.83		1.29		6,791	10
12-31-11	11.48	0.11	•	(0.34)	(0.23)	0.14	0.09	—	0.23	—	11.02	(2.18)	0.95	0.83		0.83		1.01		2,570	12
12-31-10	9.25	0.16	•	2.10	2.26	0.03	—	—	0.03	—	11.48	24.49	0.95	0.83	†	0.83	†	1.49	†	428	8

See Accompanying Notes to Financial Statements

59

Financial Highlights (continued)

		Income (loss) from investment operations				Less Distributions							Ratios to average net assets							Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments if any (2)(3)(4)		Expense net of all reductions/ additions (2)(3)(4)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Voya Russell™ Small Cap Index Portfolio
Class ADV
12-31-14	16.59	0.09	•	0.55	0.64	0.11	1.00	—	1.11	—	16.12	4.38	0.96	0.95		0.95		0.56		74,405	12
12-31-13	12.64	0.09	•	4.54	4.63	0.16	0.52	—	0.68	—	16.59	38.04	0.96	0.95		0.95		0.59		63,291	13
12-31-12	11.58	0.15	•	1.61	1.76	0.07	0.63	—	0.70	—	12.64	15.53	0.97	0.95		0.95		1.23		33,777	15
12-31-11	12.20	0.05	•	(0.58)	(0.53)	0.09	—	—	0.09	—	11.58	(4.45)	0.97	0.95		0.95		0.46		21,501	15
12-31-10	9.74	0.08	•	2.43	2.51	0.05	—	—	0.05	—	12.20	25.77	0.97	0.95	†	0.95	†	0.73	†	13,051	23
Class I
12-31-14	16.93	0.19		0.55	0.74	0.17	1.00	—	1.17	—	16.50	4.93	0.46	0.45		0.45		1.04		590,477	12
12-31-13	12.86	0.16	•	4.63	4.79	0.20	0.52	—	0.72	—	16.93	38.75	0.46	0.45		0.45		1.07		655,515	13
12-31-12	11.76	0.21		1.64	1.85	0.12	0.63	—	0.75	—	12.86	16.04	0.47	0.45		0.45		1.65		553,728	15
12-31-11	12.34	0.11		(0.58)	(0.47)	0.11	—	—	0.11	—	11.76	(3.92)	0.47	0.45		0.45		0.90		504,085	15
12-31-10	9.81	0.11	•	2.48	2.59	0.06	—	—	0.06	—	12.34	26.43	0.47	0.45	†	0.45	†	1.08	†	550,465	23
Class S
12-31-14	16.81	0.13	•	0.57	0.70	0.14	1.00	—	1.14	—	16.37	4.66	0.71	0.70		0.70		0.79		283,518	12
12-31-13	12.78	0.12	•	4.60	4.72	0.17	0.52	—	0.69	—	16.81	38.38	0.71	0.70		0.70		0.84		332,999	13
12-31-12	11.68	0.17		1.64	1.81	0.08	0.63	—	0.71	—	12.78	15.84	0.72	0.70		0.70		1.41		199,428	15
12-31-11	12.27	0.08		(0.58)	(0.50)	0.09	—	—	0.09	—	11.68	(4.19)	0.72	0.70		0.70		0.62		172,182	15
12-31-10	9.77	0.09	•	2.45	2.54	0.04	—	—	0.04	—	12.27	26.07	0.72	0.70	†	0.70	†	0.85	†	205,956	23
Class S2
12-31-14	16.59	0.10	•	0.57	0.67	0.10	1.00	—	1.10	—	16.16	4.55	0.96	0.85		0.85		0.63		9,627	12
12-31-13	12.64	0.10	•	4.54	4.64	0.17	0.52	—	0.69	—	16.59	38.16	0.96	0.85		0.85		0.71		13,451	13
12-31-12	11.59	0.17	•	1.61	1.78	0.10	0.63	—	0.73	—	12.64	15.67	0.97	0.85		0.85		1.40		5,962	15
12-31-11	12.22	0.08	•	(0.60)	(0.52)	0.11	—	—	0.11	—	11.59	(4.38)	0.97	0.85		0.85		0.64		2,178	15
12-31-10	9.74	0.12	•	2.39	2.51	0.03	—	—	0.03	—	12.22	25.81	0.97	0.85	†	0.85	†	1.07	†	143	23
Voya U.S. Bond Index Portfolio
Class ADV
12-31-14	10.35	0.14		0.40	0.54	0.16	—	—	0.16	—	10.73	5.22	0.91	0.91		0.91		1.31		18,505	209
12-31-13	10.94	0.11		(0.43)	(0.32)	0.16	0.11	—	0.27	—	10.35	(3.02)	0.90	0.90		0.90		1.07		12,857	197
12-31-12	11.04	0.14		0.22	0.36	0.20	0.26	—	0.46	—	10.94	3.35	0.91	0.91		0.91		1.27		11,313	145
12-31-11	10.71	0.17	•	0.54	0.71	0.20	0.18	—	0.38	—	11.04	6.75	0.94	0.94		0.94		1.54		9,397	284
12-31-10	10.37	0.20	•	0.38	0.58	0.24	—	—	0.24	—	10.71	5.58	0.96	0.95	†	0.95	†	1.82	†	3,714	279
Class I
12-31-14	10.38	0.19		0.40	0.59	0.21	—	—	0.21	—	10.76	5.71	0.41	0.41		0.41		1.80		3,613,513	209
12-31-13	10.97	0.17		(0.44)	(0.27)	0.21	0.11	—	0.32	—	10.38	(2.54)	0.40	0.40		0.40		1.57		3,794,207	197
12-31-12	11.07	0.20		0.21	0.41	0.25	0.26	—	0.51	—	10.97	3.85	0.41	0.41		0.41		1.78		3,752,746	145
12-31-11	10.74	0.23		0.53	0.76	0.25	0.18	—	0.43	—	11.07	7.20	0.44	0.44		0.44		2.05		3,479,437	284
12-31-10	10.39	0.25	•	0.38	0.63	0.28	—	—	0.28	—	10.74	6.14	0.46	0.45	†	0.45	†	2.36	†	3,655,181	279
Class S
12-31-14	10.35	0.16		0.40	0.56	0.18	—	—	0.18	—	10.73	5.47	0.66	0.66		0.66		1.56		240,485	209
12-31-13	10.94	0.14		(0.44)	(0.30)	0.18	0.11	—	0.29	—	10.35	(2.80)	0.65	0.65		0.65		1.33		201,854	197
12-31-12	11.04	0.17		0.22	0.39	0.23	0.26	—	0.49	—	10.94	3.59	0.66	0.66		0.66		1.53		263,816	145
12-31-11	10.71	0.19		0.54	0.73	0.22	0.18	—	0.40	—	11.04	6.96	0.69	0.69		0.69		1.79		317,638	284
12-31-10	10.36	0.23	•	0.38	0.61	0.26	—	—	0.26	—	10.71	5.89	0.71	0.70	†	0.70	†	2.10	†	249,203	279

See Accompanying Notes to Financial Statements

60

Financial Highlights (continued)

		Income (loss) from investment operations				Less Distributions							Ratios to average net assets							Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments if any (2)(3)(4)		Expense net of all reductions/ additions (2)(3)(4)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Voya U.S. Bond Index Portfolio (continued)
Class S2
12-31-14	10.36	0.15		0.40	0.55	0.17	—	—	0.17	—	10.74	5.31	0.91	0.81		0.81		1.41		2,639	209
12-31-13	10.95	0.14		(0.45)	(0.31)	0.17	0.11	—	0.28	—	10.36	(2.91)	0.90	0.80		0.80		1.18		1,938	197
12-31-12	11.05	0.14	•	0.23	0.37	0.21	0.26	—	0.47	—	10.95	3.48	0.91	0.81		0.81		1.31		615	145
12-31-11	10.72	0.17	•	0.56	0.73	0.22	0.18	—	0.40	—	11.05	6.87	0.94	0.84		0.84		1.59		207	284
12-31-10	10.37	0.21	•	0.39	0.60	0.25	—	—	0.25	—	10.72	5.78	0.96	0.85	†	0.85	†	1.97	†	3	279

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)	Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)	Commencement of operations.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

61

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014

NOTE 1 — ORGANIZATION

Voya Variable Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act” or “Act”) as an open-end diversified management investment company. The Company was incorporated under the laws of Maryland on June 4, 1996. There are nineteen active separate investment series that comprise the Company. The fourteen series (each, a “Portfolio” and collectively, the “Portfolios”) that are in this report are: Voya Australia Index Portfolio (“Australia Index”), Voya Emerging Markets Index Portfolio (“Emerging Markets Index”), Voya Euro STOXX 50® Index Portfolio (“Euro STOXX 50® Index”), Voya FTSE 100 Index® Portfolio (“FTSE 100 Index®”), Voya Hang Seng Index Portfolio (“Hang Seng Index”), Voya International Index Portfolio (“International Index”), Voya Japan TOPIX Index Portfolio (“Japan TOPIX Index”), Voya Russell™ Large Cap Growth Index Portfolio (“Russell™ Large Cap Growth Index”), Voya Russell™ Large Cap Index Portfolio (“Russell™ Large Cap Index”), Voya Russell™ Large Cap Value Index Portfolio (“Russell™ Large Cap Value Index”), Voya Russell™ Mid Cap Growth Index Portfolio (“Russell™ Mid Cap Growth Index”), Voya Russell™ Mid Cap Index Portfolio (“Russell™ Mid Cap Index”), Voya Russell™ Small Cap Index Portfolio (“Russell™ Small Cap Index”), and Voya U.S. Bond Index Portfolio (“U.S. Bond Index”). All of the Portfolios are diversified, except Australia Index, Emerging Markets Index, FTSE 100 Index®, and Hang Seng Index, which are non-diversified Portfolios of the Company. The investment objective of the Portfolios is described in the Portfolios’ Prospectus.

The Company is authorized to offer four classes of shares, referred to as Adviser Class (“Class ADV”), Class I, Class S, and Service 2 Class (“Class S2”); however, not all Portfolios currently offer all classes. Each class has equal rights as to voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC, (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Funds Services, LLC (“VFS” or the “Administrator”), a Delaware limited liability company, serves as the Administrator to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under the U.S. generally accepted accounting principals (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A. Security Valuation. U.S. GAAP defines fair value as the price the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in equity securities traded on a national securities exchange are valued at the official closing price when available or, for certain markets, the last reported sale price on each valuation day. Securities traded on an exchange for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices on each valuation day. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are fair valued using an independent pricing service which takes into consideration such factors as benchmark yields, cash flow assumptions and issuer spreads as well as broker quotes and reported trades for the security as well as securities similar in type, quality, coupon and maturity. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to

62

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES (continued)

instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at net asset value (“NAV”). Investments in securities of sufficient credit quality, maturing in 60 days or less, are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities, which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Portfolios’ Board of Directors (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its NAV may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with the valuation procedures of the Portfolios (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolios related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Portfolio determines its NAV or if the foreign exchange closes prior to the time a Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Portfolio in foreign securities markets. Further, the value of a

Portfolio’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Portfolio. In calculating a Portfolio’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by a Portfolio closes but before the time that a Portfolio’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Portfolio determines its NAV. In such a case, a Portfolio will use the fair value of such securities as determined under a Portfolio’s Valuation Procedures. Events after the close of trading on a foreign market that could require a Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV.

There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Portfolio’s NAV.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities as

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NOTE 2—SIGNIFICANT ACCOUNTING POLICIES (continued)

classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the Investment Adviser’s or Sub-Adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included following the Summary Portfolios of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Portfolios’ Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or Sub-Adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Portfolio uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured a Portfolio can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.

For the year ended December 31, 2014, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on a Portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

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NOTE 2—SIGNIFICANT ACCOUNTING POLICIES (continued)

Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. All Portfolios (except U.S. Bond Index) declare and pay dividends annually. U.S. Bond Index declares and pays dividends quarterly. The Portfolios distribute capital gains distributions, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

E. Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

F. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G. Risk Exposures and the Use of Derivative Instruments. Each Portfolio’s investment strategies permit it to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. Each Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative

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NOTE 2—SIGNIFICANT ACCOUNTING POLICIES (continued)

instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and a Portfolio. Associated risks are not the risks that a Portfolio is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Portfolio will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of December 31, 2014, the maximum amount of loss that Australia Index, Euro STOXX 50® Index, FTSE 100 Index® and Hang Seng Index would incur if the counterparties to its derivative transactions failed to perform would be $2,186, $7,544, $11,735 and $329, respectively, which represents the gross payments to be received by the Portfolios on open forward foreign currency contracts were they to be unwound as of December 31, 2014.

Each Portfolio has credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between each Portfolio and their derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.

As of December 31, 2014, Australia Index, Euro STOXX® Index, FTSE 100 Index®, Hang Seng Index and Japan TOPIX Index had a liability position of $10,815, $125,932, $19,353, $470, and $52,377, respectively, on open forward foreign currency contracts with credit related contingent features. If a contingent feature would have been triggered as of December 31, 2014, the Portfolios could have been required to pay this amount in cash to its counterparties. As of December 31, 2014, there was no collateral posted by any Portfolio for open OTC derivative instruments.

H. Forward Foreign Currency Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the

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NOTE 2—SIGNIFICANT ACCOUNTING POLICIES (continued)

reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/ or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the respective Summary Portfolio of Investments.

For the year ended December 31, 2014, certain Portfolios have entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Portfolios use forward foreign currency contracts to enhance potential gain, hedge against anticipated currency exchange rates, gain exposure to foreign currencies and to maintain diversity and liquidity of the portfolio.

During the year ended December 31, 2014, the following Portfolios had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below:

	Buy	Sell
Australia Index	$3,069,857	$1,072,213
Euro STOXX 50® Index	5,871,323	1,508,745
FTSE 100 Index®	6,009,169	1,248,335
Hang Seng Index	3,386,519	1,663,911
Japan TOPIX Index	9,872,539	1,699,637

Please refer to the tables following each respective Summary Portfolio of Investments for open forward foreign currency contract as of December 31, 2014.

I. Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolios assets are valued.

Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Summary Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Summary Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Portfolio’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Portfolio’s Statement of Operations. Realized gains (losses) are reported in each Portfolio’s Statement of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2014, the below Portfolios had purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Australia Index also uses futures contracts as a substitute for purchasing additional securities in the index to increase market exposure. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Portfolios are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolios’ securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

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NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES (continued)

During the year ended December 31, 2014, the Portfolios had average notional values on futures contracts purchased as disclosed below. Please refer to the tables following each respective Summary Portfolio of Investments for open futures contracts as of December 31, 2014.

Australia Index	$4,348,141
Emerging Markets Index	13,701,421
Euro STOXX 50®Index	5,749,194
FTSE 100 Index®	9,185,605
Hang Seng Index	2,905,540
International Index	27,341,183
Japan TOPIX Index	9,690,617
Russell™ Large Cap Growth Index	7,993,312
Russell™ Large Cap Index	12,856,076
Russell™ Large Cap Value Index	5,187,166
Russell™ Mid Cap Growth Index	4,153,974
Russell™ Mid Cap Index	19,808,656
Russell™ Small Cap Index	24,942,078

J. Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties may enter into swap pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).

The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Portfolio’s Summary Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, registered commodities exchange(s), counterparties or brokers. The fair value of OTC swap contracts is recorded on the Statements of Assets and Liabilities. Daily changes in the value of centrally cleared swaps, if any, are recorded as variation margin receivable or payable on the Statement of

Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments made and/or received on OTC swaps by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations until termination. These upfront payments represent the amounts paid or received when initially entering into the contract to offset the differences between the swap agreements and the prevailing market conditions at time of contract. Upon termination, these upfront payments are recorded as a realized gain or loss on the Statement of Operations. A Portfolio also records periodic payments made or received on the swap contract as a realized gain or loss on the Statements of Operations.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Portfolio’s counterparty on the swap agreement becomes the CCP. The Portfolios are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Portfolios are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Summary Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on the Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity,

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NOTE 2—SIGNIFICANT ACCOUNTING POLICIES (continued)

obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk- related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

In assessing the status of payment or performance risk for a seller of protection, unrealized losses imply widening credit spreads when selling protection. A decrease in fair value and a resulting unrealized loss position suggests a deterioration of the referenced entity’s credit soundness. As the notional amount represents the total obligation that would be due upon a credit event, fair values that approach this loss, offset by any upfront payments received, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Unrealized losses, fair values, and upfront payments for all credit default swap agreements in which a Portfolio is a seller of protection have been disclosed in the Summary Portfolio of Investments.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2014, for which a Portfolio is seller of protection are disclosed in a table following the Summary Portfolio of Investments for U.S. Bond Index. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same

For the year ended December 31, 2014, U.S. Bond Index had an average notional amount of $65,000,000 on credit default swaps to sell protection on credit default swap indices (“CDX”). The Portfolio enters into credit default swaps on CDX indices to gain additional exposure to certain sectors of the credit market. Please refer to the tables following the Summary Portfolio of Investments for open credit default swaps to sell protection at December 31, 2014.

At December 31, 2014, U.S. Bond Index had pledged $720,000 in cash collateral as initial margin for centrally cleared credit default swaps.

K. Securities Lending. Each Portfolio may temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to a Portfolio in the event a Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolios bear the risk of loss with respect to the investment of collateral with the

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NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES (continued)

following exception: The Bank of New York Mellon (“BNY”) provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

L. Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as defined by the Act, determined in good faith under procedures approved by the Board.

M. Delayed-Delivery or When-Issued Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such securities is identified in each Portfolio’s Summary Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to identify liquid assets sufficient to cover the purchase price.

To mitigate counterparty risk, certain Portfolios have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities).

At December 31, 2014, certain counterparties had posted $2,473,640 in cash collateral to U.S. Bond Index for delayed-delivery or when-issued transactions.

N. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2014, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities and U.S. government securities, were as follows:

	Purchases	Sales
Australia Index	$26,819,497	$22,952,195
Emerging Markets Index	198,094,848	128,284,472
Euro STOXX 50® Index	64,900,026	74,379,677
FTSE 100 Index®	54,724,004	58,471,571
Hang Seng Index	13,071,599	26,053,523
International Index	84,123,037	172,667,554
Japan TOPIX Index	22,257,211	32,840,882
Russell™ Large Cap Growth Index	101,010,493	100,207,558
Russell™ Large Cap Index	40,698,425	63,795,835
Russell™ Large Cap Value Index	42,343,092	21,707,475
Russell™ Mid Cap Growth Index	191,499,366	146,547,793
Russell™ Mid Cap Index	206,738,768	537,875,144
Russell™ Small Cap Index	114,514,299	203,686,922
U.S. Bond Index	138,149,215	133,738,767

U.S. government securities not included above were as follows:

	Purchases	Sales
U.S. Bond Index	$8,517,049,690	$8,780,166,138

NOTE 4 — INVESTMENT MANAGEMENT, ADMINISTRATIVE AND LICENSING FEES

The Portfolios have entered into an investment management agreement (“Investment Management Agreement”) with the Investment Adviser. The Investment Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

70

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 4 — INVESTMENT MANAGEMENT, ADMINISTRATIVE AND LICENSING FEES (continued)

Australia Index(1)	0.60%
Emerging Markets Index(2)	0.55%
Euro STOXX 50® Index(1)	0.60%
FTSE 100 Index®(1)	0.60%
Hang Seng Index(3)	0.60% on the first $250 million; 0.50% on the next $250 million; and 0.45% thereafter
International Index	0.38% on the first $500 million; 0.36% on the next $500 million; and 0.34% thereafter
Japan TOPIX Index(1)	0.60%
Russell™ Large Cap Growth Index(3)	0.45% on the first $500 million; 0.43% on the next $500 million; and 0.41% thereafter
Russell™ Large Cap Index	0.25% on the first $1 billion; 0.23% on the next $1 billion; and 0.21% thereafter
Russell™ Large Cap Value Index(3)	0.45% on the first $250 million; 0.35% on the next $250 million; and 0.30% thereafter
Russell™ Mid Cap Growth Index(3)	0.45% on the first $500 million; 0.43% on the next $500 million; and 0.41% thereafter
Russell™ Mid Cap Index	0.31% on the first $2 billion; 0.24% on the next $2 billion; and 0.18% thereafter
Russell™ Small Cap Index	0.33% on the first $1 billion; 0.31% on the next $1 billion; and 0.29% thereafter
U.S. Bond Index	0.32% on the first $500 million; 0.30% on the next $500 million; 0.28% on the next $1 billion; 0.26% on the next $2 billion; and 0.24% thereafter

(1)	Pursuant to a side agreement, Voya Investments has agreed to waive 0.25% of the Portfolio’s advisory fee. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

(2)	Pursuant to a side agreement, Voya Investments has agreed to waive 0.15% of the Portfolio’s advisory fee. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

(3)	Pursuant to a side agreement, Voya Investments has agreed to waive 0.10% of the Portfolio’s advisory fee. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.

The Administrator provides certain administrative and shareholder services necessary for each Portfolio’s operations and is responsible for the supervision of other service providers. For its services, the Adminstrator is entitled to receive from each Portfolio a fee at an annual rate of 0.10% of each Portfolio’s average daily net assets. Pursuant to a side agreement, the Adminstrator has agreed to waive the administration fee for Australia Index, Emerging Markets Index, Euro STOXX 50® Index, FTSE 100 Index®, and Japan TOPIX Index. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of these obligations requires approval by the Board.

Hang Seng Data Services Limited receives an annual licensing fee for the Hang Seng Index. MSCI Inc. receives an annual licensing fee for Emerging Markets Index and International Index. Standard & Poor’s Financial Services LLC, STOXX Limited, Zurich, Switzerland and/or Dow Jones & Company, Inc., FTSE International Limited, and Tokyo Stock Exchange, Inc. receive an annual licensing fee for Australia Index, Euro STOXX 50® Index, FTSE 100 Index® and Japan TOPIX Index, respectively.

In placing equity security transactions, the Sub-Adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to obtain the best execution for each transaction. Subject to this requirement, the Sub-Adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to a Portfolio) paid to the broker-dealers to pay certain expenses of a Portfolio. These commission recapture payments benefit the Portfolios and not the Sub-Adviser. Any amount credited to a Portfolio is reflected as brokerage commission recapture on the accompanying Statements of Operations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Class ADV and Class S2 shares of the respective Portfolios are subject to a Shareholder Service and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). Under the Plan, the Distributor is paid an annual shareholder service fee at the rate of 0.25% and an annual distribution fee at the rate of 0.25% of the average daily net assets attributable to its Class ADV and Class S2 shares. The Distributor has contractually agreed to waive 0.01% of the distribution fee for Class ADV shares of International Index. Termination or modification of this obligation requires approval by the Board. The Distributor has also contractually agreed to waive a portion of its fee equal to 0.10% of the average daily net assets attributable

71

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

to the distribution fee paid by Class S2 shares of the respective Portfolios, so that the actual fee paid by a Portfolio is an annual rate of 0.15%. Termination or modification of this obligation requires approval by the Board.

Class S shares of the Portfolios have a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), whereby the Distributor is compensated by each Portfolio for expenses incurred for shareholder servicing and/or distribution of each Portfolio’s Class S shares. Pursuant to the 12b-1 Plan, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Portfolio’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plan, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2014, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Portfolios:

Subsidiary/Affiliated Investment Company	Portfolio	Percentage
ReliaStar Life Insurance Company	Russell™ Large Cap Growth Index	31.55%
	Russell™ Large Cap Value Index	16.71
Security Life of Denver Insurance Company	Russell™ Large Cap Growth Index	9.58
Voya Index Solution 2035 Portfolio	International Index	5.45
Voya Institutional Trust Company	Russell™ Large Cap Index	11.05
	Russell™ Large Cap Value Index	12.84
	Russell™ Mid Cap Index	6.18
	Russell™ Small Cap Index	7.45
Voya Insurance and Annuity Company	Euro STOXX 50® Index	5.76
	Hang Seng Index	30.54
	International Index	59.86
	Russell™ Large Cap Growth Index	43.18
	Russell™ Large Cap Index	55.62

Subsidiary/Affiliated Investment Company	Portfolio	Percentage
	Russell™ Large Cap Value Index	55.97
	Russell™ Mid Cap Growth Index	68.33
	Russell™ Mid Cap Index	9.92
	Russell™ Small Cap Index	21.68
	U.S. Bond Index	5.90
Voya Retirement Conservative Portfolio	U.S. Bond Index	6.36
Voya Retirement Growth Portfolio	Australia Index	55.43
	Emerging Markets Index	40.72
	Euro STOXX 50® Index	52.05
	FTSE 100 Index®	54.55
	Hang Seng Index	37.06
	Japan TOPIX Index	53.80
	Russell™ Mid Cap Index	29.59
	Russell™ Small Cap Index	26.72
	U.S. Bond Index	28.16
Voya Retirement Insurance and Annuity Company	International Index	5.53
	Russell™ Large Cap Growth Index	9.69
	Russell™ Large Cap Index	30.16
	Russell™ Large Cap Value Index	8.90
	Russell™ Mid Cap Index	16.88
	Russell™ Small Cap Index	22.43
Voya Retirement Moderate Growth Portfolio	Australia Index	29.89
	Emerging Markets Index	23.17
	Euro STOXX 50® Index	28.06
	FTSE 100 Index®	29.41
	Hang Seng Index	19.98
	Japan TOPIX Index	29.01
	RussellTM Mid Cap Index	17.68
	Russell™ Small Cap Index	12.17
	U.S. Bond Index	26.92
Voya Retirement Moderate Portfolio	Australia Index	13.27
	Emerging Markets Index	10.29
	Euro STOXX 50® Index	12.46
	FTSE 100 Index®	13.06
	Hang Seng Index	8.87
	Japan TOPIX Index	12.88
	Russell™ Mid Cap Index	7.01
	U.S. Bond Index	15.80
Voya Solution 2025 Portfolio	Russell™ Mid Cap Growth Index	8.30
Voya Solution 2035 Portfolio	Russell™ Mid Cap Growth Index	7.44
Voya Solution 2045 Portfolio	Russell™ Mid Cap Growth Index	6.85

72

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, if certain Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

The Portfolios have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors, as described in the Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director under the Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, resulting in a Porfolio asset equal to the deferred compensation liability. Such assets are included as a component of  “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of directors’ fees under the Plan will not affect net assets of the Portfolio, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At December 31, 2014, the following Portfolio had the below payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceed 5% of total liabilities:

Portfolio	Accrued Expenses	Amount
Euro STOXX 50® Index	Custody	$49,115
	License	50,598
FTSE 100 Index®	Custody	41,182
	License	37,939

NOTE 8 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each of the following Portfolios whereby the Investment Adviser has agreed to limit expenses, excluding interest expense, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

Portfolio	Class ADV	Class I	Class S	Class S2
Hang Seng Index(1)	1.25%	0.75%	1.00%	N/A
International Index(2)	1.00%	0.50%	0.75%	0.90%
Russell™ Large Cap Growth Index(3)	N/A	N/A	N/A	N/A
Russell™ Large Cap Index	0.87%	0.37%	0.62%	0.77%
Russell™ Large Cap Value Index(3)	N/A	N/A	N/A	N/A
Russell™ Mid Cap Growth Index(1)	1.00%	0.50%	0.75%	0.90%
Russell™ Mid Cap Index	0.93%	0.43%	0.68%	0.83%
Russell™ Small Cap Index	0.95%	0.45%	0.70%	0.85%
U.S. Bond Index	0.95%	0.45%	0.70%	0.85%

(1)	Effective January 1, 2014, the Investment Adviser has entered into a written expense limitation agreement with the Portfolio. Prior to January 1, 2014, there was no expense limitation agreement associated with the Portfolio.

(2)	Effective the close of business on March 14, 2014, pursuant to a side letter agreement through May 1, 2016, the Investment Adviser has further lowered the expense limits for International Index to 0.98%, 0.48%, 0.73% and 0.88% for Class ADV, Class I, Class S and Class S2, respectively. Termination or modification of this obligation requires approval by the Board.

(3)	Pursuant to a side letter agreement, through May 1, 2015, the Investment Adviser has agreed to waive all or a portion of the advisory fee so that the expense limits are 1.00%, 0.50%, and 0.75% for Class ADV, Class I, and Class S, respectively. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser may at a later date recoup from a Portfolio for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of December 31, 2014, the amount of waived and reimbursed fees that are subject to recoupment by the Investment Adviser, and the related expiration dates are as follows:

	December 31,
	2015	2016	2017	Total
Hang Seng Index	$—	$—	$20,364	$20,364
International Index	331,151	296,569	800,829	1,428,549
Russell™ Large Cap Index	78,829	62,087	75,677	216,593
Russell™ Mid Cap Index	167,301	18,628	—	185,929
Russell™ Small Cap Index	137,893	45,921	71,822	255,636

The Expense Limitation Agreement is contractual through May 1, 2015 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

73

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 9 — LINE OF CREDIT

The Portfolios, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement with BNY (the “Credit Agreement”) for an aggregate amount of $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase or sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 23, 2014, the funds to which the Credit Agreement is available paid a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Borrowings under the credit agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Portfolios utilized the line of credit during the year ended December 31, 2014:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Australia Index	13	$372,154	1.12%
Emerging Markets Index	35	4,468,886	1.09
Euro STOXX 50® Index	16	1,900,313	1.09
FTSE 100 Index®	17	984,059	1.10
Hang Seng Index	12	1,280,333	1.10
International Index	5	2,887,600	1.09
Japan TOPIX Index	14	570,571	1.12
Russell™ Large Cap Growth Index	1	13,271,000	1.09
Russell™ Large Cap Value Index	1	1,570,000	1.09
Russell™ Mid Cap Growth Index	3	564,000	1.09
Russell™ Mid Cap Index	14	1,983,714	1.09
Russell™ Small Cap Index	7	2,043,857	1.10
U.S. Bond Index	17	1,458,118	1.09

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Australia Index
Class ADV
12/31/2014	—	—	—	—	—	—	—	—	—	—
12/31/2013	—	—	—	(1)	(1)	—	—	—	(12)	(12)
Class I
12/31/2014	3,324,972	—	778,244	(3,662,441)	440,775	31,929,453	—	7,992,562	(37,180,306)	2,741,709
12/31/2013	5,194,866	—	963,238	(4,576,415)	1,581,689	52,186,544	—	10,345,175	(47,285,851)	15,245,868
Emerging Markets Index
Class ADV
12/31/2014	—	—	—	—	—	—	—	—	—	—
12/31/2013	—	—	—	(1)	(1)	—	—	—	(11)	(11)
Class I
12/31/2014	20,366,082	—	764,107	(15,672,627)	5,457,562	228,468,026	—	8,397,538	(173,824,044)	63,041,520
12/31/2013	54,356,491	—	307,714	(9,793,453)	44,870,752	618,514,259	—	3,501,787	(108,246,048)	513,769,998
Class S
12/31/2014	—	—	—	—	—	—	—	—	—	—
12/31/2013	—	—	—	(1)	(1)	—	—	—	(11)	(11)
Class S2
12/31/2014	—	—	—	—	—	—	—	—	—	—
12/31/2013	—	—	—	(1)	(1)	—	—	—	(11)	(11)

74

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Euro STOXX 50® Index
Class ADV
12/31/2014	1,336,805	—	83,530	(1,803,290)	(382,955)	15,602,799	—	1,000,682	(20,340,400)	(3,736,919)
12/31/2013	3,146,597	—	49,202	(1,049,722)	2,146,077	33,984,875	—	475,786	(10,557,738)	23,902,923
Class I
12/31/2014	5,705,261	—	1,397,910	(7,078,150)	25,021	61,677,034	—	16,844,821	(81,375,380)	(2,853,525)
12/31/2013	6,759,009	—	2,308,526	(35,914,703)	(26,847,168)	65,804,385	—	22,415,790	(370,239,009)	(282,018,834)
FTSE 100 Index®
Class ADV
12/31/2014	319,337	—	61,386	(235,216)	145,507	4,061,215	—	771,009	(2,870,545)	1,961,679
12/31/2013	1,193,207	—	23,057	(986,106)	230,158	14,742,533	—	275,073	(12,173,072)	2,844,534
Class I
12/31/2014	4,604,145	—	3,940,650	(6,346,742)	2,198,053	54,228,933	—	49,809,818	(80,557,944)	23,480,807
12/31/2013	3,132,046	—	2,598,810	(15,884,719)	(10,153,863)	37,783,396	—	31,107,762	(202,006,887)	(133,115,729)
Hang Seng Index
Class ADV
12/31/2014	101,635	—	3,068	(117,674)	(12,971)	1,501,443	—	40,226	(1,680,908)	(139,239)
12/31/2013	52,175	—	4,432	(41,611)	14,996	715,475	—	59,347	(563,568)	211,254
Class I
12/31/2014	475,521	—	160,848	(1,055,296)	(418,927)	6,637,812	—	2,121,591	(15,053,271)	(6,293,868)
12/31/2013	791,709	—	240,977	(2,343,698)	(1,311,012)	10,598,675	—	3,243,544	(32,654,791)	(18,812,572)
Class S
12/31/2014	883,102	—	64,834	(1,392,894)	(444,958)	12,819,845	—	853,855	(19,620,552)	(5,946,852)
12/31/2013	1,111,061	—	150,234	(2,233,975)	(972,680)	15,872,595	—	2,017,644	(30,411,769)	(12,521,530)
International Index
Class ADV
12/31/2014	4,454,498	109,979,612	863,686	(16,629,107)	98,668,689	42,472,687	1,058,745,439	8,654,053	(162,556,267)	947,315,912
12/31/2013	608,161	—	18,217	(177,122)	449,256	5,442,835	—	162,139	(1,581,019)	4,023,955
Class I
12/31/2014	20,402,523	—	389,258	(17,424,222)	3,367,559	203,550,636	—	3,966,540	(172,627,018)	34,890,158
12/31/2013	23,186,556	—	938,270	(11,627,290)	12,497,536	215,822,524	—	8,444,603	(106,101,785)	118,165,342
Class S
12/31/2014	1,424,879	—	69,514	(3,887,500)	(2,393,107)	13,854,671	—	704,877	(38,696,714)	(24,137,166)
12/31/2013	5,120,505	—	238,169	(3,320,962)	2,037,712	46,426,609	—	2,134,036	(30,152,264)	18,408,381
Class S2
12/31/2014	36,137	—	1,338	(77,536)	(40,061)	355,270	—	13,516	(753,360)	(384,574)
12/31/2013	104,829	—	5,014	(51,388)	58,455	964,977	—	44,782	(456,381)	553,378
Japan TOPIX Index
Class ADV
12/31/2014	756,537	—	110,625	(1,095,012)	(227,850)	8,006,762	—	1,080,807	(11,365,249)	(2,277,680)
12/31/2013	1,937,168	—	29,114	(1,276,870)	689,412	20,820,861	—	317,051	(13,658,470)	7,479,442
Class I
12/31/2014	4,027,931	—	3,321,992	(5,678,030)	1,671,893	43,232,472	—	32,721,625	(59,465,649)	16,488,448
12/31/2013	3,790,571	—	882,544	(16,297,211)	(11,624,096)	40,458,961	—	9,672,687	(179,934,563)	(129,802,915)

75

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold		Shares issued in merger	Reinvestment of distributions		Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions		Shares redeemed	Net increase (decrease)
Year or period ended	#		#	#		#	#	($)	($)	($)		($)	($)
Russell™ Large Cap Growth Index
Class ADV
12/31/2014	—	*	—	—		(1,076)	(1,076)	10	—	—		(23,036)	(23,026)
12/31/2013	2,876		—	250		(24,056)	(20,930)	53,839	—	4,525		(503,426)	(445,062)
Class I
12/31/2014	397,187		—	161,582		(1,403,436)	(844,667)	9,105,712	—	3,525,724		(31,882,901)	(19,251,465)
12/31/2013	260,450		—	197,039		(1,730,705)	(1,273,216)	4,973,932	—	3,593,992		(32,683,420)	(24,115,496)
Class S
12/31/2014	4,035,593		—	103,632		(2,917,958)	1,221,267	91,233,257	—	2,253,990		(64,755,952)	28,731,295
12/31/2013	1,800,393		—	120,855		(2,207,867)	(286,619)	34,552,921	—	2,198,353		(41,668,418)	(4,917,144)
Russell™ Large Cap Index
Class ADV
12/31/2014	506,710		—	28,915		(583,243)	(47,618)	7,441,609	—	411,173		(8,486,071)	(633,289)
12/31/2013	1,288,430		—	26,174		(594,623)	719,981	15,901,163	—	312,521		(7,234,250)	8,979,434
Class I
12/31/2014	1,623,545		—	192,284		(1,715,507)	100,322	24,199,917	—	2,772,734		(25,501,832)	1,470,819
12/31/2013	1,906,734		—	197,032		(2,021,016)	82,750	24,099,261	—	2,382,110		(26,149,199)	332,172
Class S
12/31/2014	5,495,583		—	560,188		(6,716,355)	(660,584)	82,105,305	—	8,038,695		(99,547,346)	(9,403,346)
12/31/2013	5,740,785		—	605,534		(8,482,834)	(2,136,515)	70,759,364	—	7,284,570		(107,926,636)	(29,882,702)
Class S2
12/31/2014	110,966		—	3,268		(52,998)	61,236	1,653,343	—	47,422		(783,281)	917,484
12/31/2013	244,055		—	2,881		(69,710)	177,226	3,022,856	—	35,086		(886,253)	2,171,689
Russell™ Large Cap Value Index
Class ADV
12/31/2014	1		—	—	*	(2,736)	(2,735)	17	—	—	*	(49,385)	(49,368)
12/31/2013	434		—	47		(10)	471	7,135	—	723		(164)	7,694
Class I
12/31/2014	172,564		—	81,757		(403,464)	(149,143)	3,270,211	—	1,501,063		(7,615,120)	(2,843,846)
12/31/2013	108,936		—	69,762		(544,267)	(365,569)	1,769,736	—	1,090,379		(8,847,067)	(5,986,952)
Class S
12/31/2014	2,946,015		—	209,359		(1,454,733)	1,700,641	55,701,063	—	3,829,184		(27,384,162)	32,146,085
12/31/2013	2,871,110		—	128,465		(2,198,709)	800,866	46,547,726	—	2,002,774		(36,845,293)	11,705,207
Russell™ Mid Cap Growth Index
Class ADV
12/31/2014	—		—	—		—	—	—	—	—		—	—
12/31/2013	—		—	—		—	—	—	—	—		—	—
Class I
12/31/2014	4,840,571		—	21,245		(997,569)	3,864,247	116,692,748	—	523,892		(25,881,643)	91,334,997
12/31/2013	128,183		—	2,165		(121,131)	9,217	2,761,969	—	44,082		(2,650,254)	155,797
Class S
12/31/2014	678,655		—	28,981		(2,551,613)	(1,843,977)	17,435,996	—	713,505		(64,874,642)	(46,725,141)
12/31/2013	1,125,771		—	110,363		(2,718,988)	(1,482,854)	23,453,605	—	2,243,685		(58,790,838)	(33,093,548)

*	Share amount is less than 0.500 or $0.50

76

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Russell™ Mid Cap Growth Index (continued)
Class S2
12/31/2014	4,676	—	80	(9,400)	(4,644)	117,803	—	1,972	(238,918)	(119,143)
12/31/2013	33,151	—	676	(28,815)	5,012	668,568	—	13,731	(622,550)	59,749
Russell™ Mid Cap Index
Class ADV
12/31/2014	1,970,592	—	268,032	(640,018)	1,598,606	31,805,389	—	4,157,168	(10,258,622)	25,703,935
12/31/2013	2,699,666	—	207,029	(643,620)	2,263,075	37,369,235	—	2,748,775	(9,108,289)	31,009,721
Class I
12/31/2014	5,486,772	—	4,930,497	(28,520,332)	(18,103,063)	90,007,360	—	77,852,541	(470,334,161)	(302,474,260)
12/31/2013	27,701,721	—	5,397,772	(28,117,705)	4,981,788	392,590,929	—	72,842,172	(398,545,631)	66,887,470
Class S
12/31/2014	6,072,468	—	835,090	(5,055,299)	1,852,259	99,250,157	—	13,094,206	(81,598,447)	30,745,916
12/31/2013	6,531,996	—	733,333	(3,501,165)	3,764,164	91,380,739	—	9,831,249	(49,854,970)	51,357,018
Class S2
12/31/2014	346,577	—	41,303	(421,223)	(33,343)	5,596,080	—	641,844	(6,800,996)	(563,072)
12/31/2013	697,328	—	31,231	(146,102)	582,457	9,703,579	—	415,699	(2,036,503)	8,082,775
Russell™ Small Cap Index
Class ADV
12/31/2014	988,089	—	303,398	(493,103)	798,384	15,636,888	—	4,550,967	(7,701,033)	12,486,822
12/31/2013	1,667,314	—	168,230	(692,102)	1,143,442	24,074,604	—	2,205,500	(10,002,102)	16,278,002
Class I
12/31/2014	3,752,135	—	2,832,013	(9,524,339)	(2,940,191)	60,600,999	—	43,329,797	(153,739,037)	(49,808,241)
12/31/2013	3,538,275	—	2,226,312	(10,087,117)	(4,322,530)	52,134,351	—	29,699,000	(147,957,410)	(66,124,059)
Class S
12/31/2014	2,621,760	—	1,336,994	(6,455,028)	(2,496,274)	41,988,629	—	20,335,677	(103,453,228)	(41,128,922)
12/31/2013	7,238,885	—	857,724	(3,888,733)	4,207,876	106,531,390	—	11,373,421	(55,756,911)	62,147,900
Class S2
12/31/2014	130,459	—	44,071	(389,488)	(214,958)	2,068,645	—	662,390	(6,279,192)	(3,548,157)
12/31/2013	579,397	—	29,326	(269,742)	338,981	8,198,959	—	384,463	(4,204,071)	4,379,351
U.S. Bond Index
Class ADV
12/31/2014	747,242	—	22,613	(287,381)	482,474	7,924,084	—	239,938	(3,046,342)	5,117,680
12/31/2013	559,044	—	29,659	(380,119)	208,584	5,983,221	—	316,209	(4,042,044)	2,257,386
Class I
12/31/2014	44,982,966	—	6,865,484	(81,696,836)	(29,848,386)	479,830,423	—	73,018,279	(870,252,634)	(317,403,932)
12/31/2013	113,443,189	—	10,936,850	(100,843,093)	23,536,946	1,216,588,484	—	116,710,924	(1,071,035,530)	262,263,878
Class S
12/31/2014	8,602,034	—	366,689	(6,065,053)	2,903,670	91,462,216	—	3,891,510	(64,479,947)	30,873,779
12/31/2013	2,559,289	—	563,286	(7,730,458)	(4,607,883)	26,946,568	—	6,009,391	(82,338,639)	(49,382,680)
Class S2
12/31/2014	97,815	—	3,752	(42,978)	58,589	1,034,647	—	39,819	(457,516)	616,950
12/31/2013	162,173	—	2,256	(33,368)	131,061	1,712,435	—	23,938	(351,917)	1,384,456

77

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 11 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio. The following is a summary of the Portfolio’s securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2014:

Australia Index

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$49,279	$(49,279)	$—
Barclays Capital Securities Ltd.	164,276	(164,276)	—
Citigroup Global Markets	6,082	(6,082)	—
Credit Suisse Securities	401,203	(401,203)	—
Deutsche Bank AG	5,410	(5,410)	—

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Goldman Sachs & Company	1,041,909	(1,041,909)	—
JP Morgan Clearing Corp	184,472	(184,472)	—
JPMorgan Securities PLC	129,374	(129,374)	—
Macquarie Bank Ltd.	19,994	(19,994)	—
Merrill Lynch International Ltd.	140,875	(140,875)	—
Morgan Stanley & Co. LLC	523,183	(523,183)	—
Scotia Capital	33,872	(33,872)	—
Societe Generale	70,094	(70,094)	—
UBS AG	64,777	(64,777)	—
UBS Securities, LLC	607,830	(607,830)	—
Total	$3,442,629	$(3,442,629)	$—

(1)	Collateral with a fair value of $3,662,887 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Emerging Markets Index

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP Prime Brokerage, Inc.	$54,221	$(54,221)	$—
Barclays Capital Inc.	211,828	(211,828)	—
Citigroup Global Markets	136,195	(136,195)	—
Citigroup Global Markets Ltd.	24,418	(24,418)	—
Commerzbank AG	14,967	(14,967)	—
Credit Suisse Securities	461,373	(461,373)	—
Deutsche Bank AG	389,917	(389,917)	—
Goldman Sachs & Company	1,373,835	(1,373,835)	—
Goldman Sachs International	368,285	(368,285)	—
HSBC Bank PLC	407,655	(407,655)	—
JP Morgan Clearing Corp	184,586	(184,586)	—
JPMorgan Securities PLC	207,759	(207,759)	—
Morgan Stanley & Co. International PLC	351,563	(351,563)	—
Macquarie Bank Ltd.	328,277	(328,277)	—
Merrill Lynch	889,966	(889,966)	—
Merrill Lynch International Ltd.	1,214,264	(1,214,264)	—
Morgan Stanley & Co. LLC	719,988	(719,988)	—
SG Americas Securities, LLC	2,527,041	(2,527,041)	—
Scotia Capital	544,368	(544,368)	—
Total	$10,410,507	$(10,410,507)	$—

(1)	Collateral with a fair value of $10,986,408 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Hang Seng Index

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets	$1,645,981	$(1,645,981)	$—
Total	$1,645,981	$(1,645,981)	$—

(1)	Collateral with a fair value of $1,750,557 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

78

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 11 — SECURITIES LENDING (continued)

International Index

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$96,830	$(96,830)	$—
Citigroup Global Markets Inc.	1,008,394	(1,008,394)	—
Credit Suisse Securities (Europe) Limited	2,024,618	(2,024,618)	—
Credit Suisse Securities (USA) LLC	342,500	(342,500)	—
Deutsche Bank, AG	89,518	(89,518)	—
Goldman Sachs & Company	1,056,671	(1,056,671)	—
JP Morgan Securities, Plc.	497,283	(497,283)	—
Merrill Lynch	782,767	(782,767)	—
Morgan Stanley & Co. LLC	1,053,511	(1,053,511)	—
Nomura International PLC	1,189,221	(1,189,221)	—
Nomura Securities International, Inc.	656,762	(656,762)	—
Total	$8,798,077	$(8,798,077)	$—

(1)	Collateral with a fair value of $9,702,799 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Japan TOPIX Index

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP Prime Brokerage, Inc.	$39,581	$(39,581)	$—
Barclays Capital Inc.	378,902	(378,902)	—
Barclays Capital Securities	13,236	(13,236)	—
Citigroup Global Markets	274,207	(274,207)	—
Credit Suisse Securities	156,609	(156,609)	—
Credit Suisse Securities (Europe) Ltd.	1,238,753	(1,238,753)	—
Deutsche Bank AG	928,756	(928,756)	—
Deutsche Bank Securities	239,863	(239,863)	—
Goldman Sachs & Company	1,186,037	(1,186,037)	—
Morgan Stanley & Co. International PLC	12,130	(12,130)	—
Macquarie Bank Ltd.	35,404	(35,404)	—
Merrill Lynch International Ltd.	326,545	(326,545)	—
Morgan Stanley & Co. LLC	992,057	(992,057)	—
Nomura International PLC	435,849	(435,849)	—
Nomura Securities International	13,654	(13,654)	—
Societe Generale	187,225	(187,225)	—
UBS Securities, LLC	182,407	(182,407)	—
Total	$6,641,217	$(6,641,217)	$—

(1)	Collateral with a fair value of $7,004,257 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Russell™ Mid Cap Growth Index

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets	$6,003	$(6,003)	$—
Deutsche Bank Securities	398,409	(398,409)	—
Goldman Sachs & Company	1,132,163	(1,132,163)	—
HSBC Bank PLC	396,211	(396,211)	—
JPMorgan Clearing Corp.	897,034	(897,034)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	2,451,450	(2,451,450)	—
Morgan Stanley & Co. LLC	1,075,482	(1,075,482)	—
National Financial	405,519	(405,519)	—
RBC Capital Markets, LLC	6,375	(6,375)	—
RBC Dominion Securities Inc	861,523	(861,523)	—
SG Americas Securities, LLC	1,302,286	(1,302,286)	—
Scotia Capital	252,396	(252,396)	—
UBS Securities LLC.	74,749	(74,749)	—
Total	$9,259,602	$(9,259,602)	$—

(1)	Collateral with a fair value of $9,487,925 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Russell™ Mid Cap Index

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$763,252	$(763,252)	—
Citigroup Global Markets	599,309	(599,309)	—
Deutsche Bank Securities	1,577,144	(1,577,144)	—
Goldman Sachs & Company	4,961,567	(4,961,567)	—
HSBC Bank PLC	2,084,184	(2,084,184)	—
JPMorgan Clearing Corp.	3,124,995	(3,124,995)	—
Janney Montgomery Scott LLC	12,750	(12,750)	—
Merrill Lynch	1,328,987	(1,328,987)	—
Morgan Stanley & Co. LLC	9,024,999	(9,024,999)	—
National Financial	1,018,091	(1,018,091)	—
Nomura Securities International, Inc.	5,036	(5,036)	—
RBC Dominion Securities Inc	1,670,958	(1,670,958)	—
SG Americas Security LLC	1,813,391	(1,813,391)	—
Total	$27,984,663	$(27,984,663)	$—

(1)	Collateral with a fair value of $28,736,361 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Russell™ Small Cap Index

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BMO Capital Markets	$17,663	$(17,663)	$—
BNP PrimeBrokerage	138,886	(138,886)	—
Barclays Capital Inc.	3,243,831	(3,243,831)	—
Citadel	1,389,532	(1,389,532)	—
Citigroup Global Markets	848,105	(848,105)	—
Commerz Markets LLC	8,866	(8,866)	—
Deutsche Bank Securities	3,477,116	(3,477,116)	—

79

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 11 — SECURITIES LENDING (continued)

Russell™ Small Cap Index (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Goldman Sachs & Company	8,565,458	(8,565,458)	—
HSBC Bank PLC	1,624,847	(1,624,847)	—
JPMorgan Clearing Corp.	9,436,935	(9,436,935)	—
Janney Montgomery Scott	372,252	(372,252)	—
Merrill Lynch	598,168	(598,168)	—
Mizuho Securities USA Inc.	198,503	(198,503)	—
Morgan Stanley & Co. LLC	12,299,350	(12,299,350)	—
National Financial	2,780,302	(2,780,302)	—
RBC Dominion Securities Inc	3,890,171	(3,890,171)	—
SG Americas Security LLC	1,318,122	(1,318,122)	—
Scotia Capital	1,997,476	(1,997,476)	—
Total	$52,205,581	$(52,205,581)	$—

(1)	Collateral with a fair value of $53,941,954 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

U.S Bond Index

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$5,096,536	$(5,096,536)	$—
Citigroup Global Markets	22,360,044	(22,360,044)	—
Credit Suisse Securities USA	84,637	(84,637)	—
Merrill Lynch	976,474	(976,474)	—
Morgan Stanley & Co. LLC	256,549	(256,549)	—
Nomura Securities International, Inc.	522,348	(522,348)	—
Scotia Capital	3,465,919	(3,465,919)	—
UBS Securities LLC.	153,809	(153,809)	—
Total	$32,916,317	$(32,916,317)	$—

(1)	Collateral with a fair value of $33,615,614 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by each Portfolio and their corresponding risks, see the Portfolios’ most recent Prospectus and/or the Statement of Additional Information.

Foreign Securities (Australia Index, Emerging Markets Index, Euro STOXX 50® Index, FTSE 100® Index, Hang Seng Index, International Index, and Japan TOPIX Index).

Investments in foreign (non-U.S.) securities may entail risks not present in domestic investments. Since securities in which the Portfolios may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Portfolios’ investments.

Emerging Markets Investments (Emerging Markets Index, Hang Seng Index, and International Index). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.

Non-Diversified (Australia Index, Emerging Markets Index, FTSE 100® Index and Hang Seng Index). The Portfolios are classified as non-diversified investment companies under the 1940 Act, which means that each Portfolio is not limited by the 1940 Act in the proportion of assets that they may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of a Portfolio. The investment of a large percentage of a Portfolio’s assets in the securities of a small number of issuers may cause a Portfolio’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as non-diversified, a Portfolio may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, a Portfolio would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

Investment by Funds-of-Funds (Australia Index, Emerging Markets Index, Euro STOXX 50® Index, FTSE 100® Index, Hang Seng Index, Japan TOPIX Index, Russell™ Mid Cap Index, Russell™ Mid Cap Growth Index, Russell™ Small Cap Index and U.S. Bond Index). As an underlying fund (“Underlying Fund”) of a fund-of-fund, shares of each Portfolio may be purchased by other investment companies. In some cases, an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancings. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Underlying Fund and will attempt to minimize any adverse

80

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS (continued)

effects of the Underlying Funds and the fund-of-fund as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), paydown gains, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2014:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Australia Index	$—	$1,529,839	$(1,529,839)
Emerging Markets Index	—	78,294	(78,294)
Euro STOXX 50® Index	—	(605,811)	605,811
FTSE 100 Index®	—	(443,408)	443,408
Hang Seng Index	—	80,627	(80,627)
International Index	1,727	1,460,735	(1,462,462)
Japan TOPIX Index	59,663	(1,139,758)	1,080,095
Russell™ Large Cap Growth Index	—	(1,184)	1,184

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Russell™ Large Cap Index	—	(18,801)	18,801
Russell™ Large Cap Value Index	—	(28,319)	28,319
Russell™ Mid Cap Growth Index	—	(3,182)	3,182
Russell™ Mid Cap Index	—	522,616	(522,616)
Russell™ Small Cap Index	—	(101,566)	101,566
U.S. Bond Index	—	8,495,323	(8,495,323)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Australia Index	$7,992,667	$—	$10,345,331	$—
Emerging Markets Index	8,397,648	—	3,055,303	446,529
Euro STOXX 50® Index	17,845,503	—	22,891,576	—
FTSE 100 Index®	17,437,022	33,143,805	22,485,519	8,897,316
Hang Seng Index	3,015,672	—	5,320,535	—
International Index	13,338,986	—	10,785,560	—
Japan TOPIX Index	8,379,694	25,422,738	8,563,129	1,426,609
Russell™ Large Cap Growth Index	5,779,714	—	5,796,870	—
Russell™ Large Cap Index	11,270,024	—	10,014,287	—
Russell™ Large Cap Value Index	2,594,596	2,735,651	2,135,062	958,814
Russell™ Mid Cap Growth Index	1,239,371	—	2,301,530	—
Russell™ Mid Cap Index	35,543,704	60,202,055	35,714,984	50,122,911
Russell™ Small Cap Index	17,246,488	51,632,343	12,737,750	30,924,634
U.S. Bond Index	77,189,546	—	89,404,861	33,655,601

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2014 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Portfolios’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

	Undistributed	Undistributed	Unrealized	Capital Loss Carryforwards
	Ordinary Income	Long-term Capital Gains	Appreciation/ (Depreciation)	Amount	Character	Expiration
Australia Index	$9,770,236	$—	$(12,428,307)	$(55,951)	Short-term	None
				(4,675,040)	Long-term	None
$(4,730,991)

81

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 13 — FEDERAL INCOME TAXES (continued)

	Undistributed	Undistributed	Unrealized	Capital Loss Carryforwards
	Ordinary Income	Long-term Capital Gains	Appreciation/ (Depreciation)	Amount	Character	Expiration
Emerging Markets Index	12,670,196	—	(46,863,077)	(4,992,348)	Short-term	None
				(2,406,436)	Long-term	None
				$(7,398,784)
Euro STOXX 50® Index	14,923,243	—	53,638,071	(805,470)	Short-term	2018
				(33,294,343)	Long-term	None
				$(34,099,813)
FTSE 100 Index®	27,895,816	11,053,547	55,873,193	—	—	—
Hang Seng Index	3,424,784	—	19,284,941	(348,360)	Short-term	2016
				(211,429)	Short-term	2017
				(1,702,575)	Short-term	None
				$(2,262,364)
International Index	41,883,527	—	32,714,943	(48,436,202)	Short-term	2015
				(14,301,357)	Short-term	2016
				(91,978,946)	Short-term	2017
				(1,826,920)	Short-term	2018
				(6,154,952)	Short-term	None
				(8,243,398)	Long-term	None
				$(170,941,775)*
Japan TOPIX Index	4,938,883	3,776,485	23,160,246	—	—	—
Russell™ Large Cap Growth Index	5,825,405	—	246,786,430	(127,765,687)	Short-term	2016
Russell™ Large Cap Index	12,021,323	—	460,785,290	(2,318,650)	Short-term	2015
				(64,791,606)	Short-term	2016
				(125,559,316)	Short-term	2017
				(8,688,924)	Short-term	2018
				$(201,358,496)*
Russell™ Large Cap Value Index	3,103,203	2,716,935	66,745,178	(3,099,362)	Short-term	2015
				(3,099,362)	Short-term	2016
				$(6,198,724)*
Russell™ Mid Cap Growth Index	2,571,402	—	166,801,030	(77,599,248)	Short-term	2016
Russell™ Mid Cap Index	52,233,020	145,590,799	1,065,995,160	—	—	—
Russell™ Small Cap Index	12,635,197	79,828,828	351,213,538	—	—	—
U.S. Bond Index	11,590,242	—	104,540,081	—	—	—

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Portfolios’ major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2010.

As of December 31, 2014, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

82

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 14 — RESTRUCTURING PLAN

In October 2009, ING Groep N.V. (“ING Groep”) submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc. (formerly, ING U.S., Inc.), before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep was required to divest at least 25% of Voya Financial, Inc. by the end of 2013 and more than 50% by the end of 2014, and is required to divest its remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, Voya Financial, Inc. conducted an initial public offering of its common stock (the “IPO”). In October 2013, March 2014, and September 2014, ING Groep divested additional shares in several secondary offerings of common stock of Voya Financial, Inc. and concurrent share repurchases by Voya Financial, Inc. These transactions reduced ING Groep’s ownership interest in Voya Financial, Inc. to 32%. Voya Financial, Inc. did not receive any proceeds from these offerings.

In November 2014, through an additional secondary offering and the concurrent repurchase of shares by Voya Financial, Inc., ING Groep further reduced its interest in Voya Financial, Inc. below 25% to approximately 19% (the “November 2014 Offering”). The November 2014 Offering was deemed by the Investment Adviser to be a change of control (the “Change of Control”), which resulted in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Investment Adviser and Sub-Adviser provide services to the Portfolios. In anticipation of this termination, and in order to ensure that the existing investment advisory and sub-advisory services could continue uninterrupted, in 2013 the Board approved new advisory and sub-advisory agreements for the Portfolios, as applicable, in connection with the IPO. In addition, in 2013, shareholders of each Portfolio approved new investment advisory and affiliated sub-advisory agreements prompted by the IPO, as well as any future advisory and affiliated sub-advisory agreements prompted by the Separation Plan that are approved by the Board and that have terms not materially different from the current agreements. This meant that shareholders would not have another opportunity to vote on a new agreement with the Investment Adviser or the current affiliated sub-adviser even upon a change of control prompted by the Separation Plan, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.

On November 18, 2014, in response to the Change of Control, the Board, at an in-person meeting, approved new investment advisory and affiliated sub-advisory agreements. At that meeting, the Investment Adviser represented that the agreements approved by the Board were not materially different from the agreements approved by shareholders in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Portfolios will not be asked to vote again on these new agreements with the Investment Adviser and affiliated sub-adviser.

NOTE 15 — REORGANIZATIONS

On March 14, 2014, International Index (“Acquiring Portfolio”) acquired all of the net assets of ING American Funds International Portfolio (“Acquired Portfolio”), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the shareholders of the Acquired Portfolio on February 27, 2014. The purposes of the transaction were to combine two portfolios with comparable portfolio holdings and management and to lower the net expense ratio for shareholders of the Acquired Portfolio. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on January 1, 2014, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2014, are as follows:

Net investment income	$36,483,562
Net realized and unrealized loss on investments	$(153,818,419)
Net decrease in net assets resulting from operations	$(117,334,857)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since March 14, 2014.

83

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 15 — REORGANIZATIONS (continued)

Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:

Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Portfolio’s Capital Loss Carryforwards (000s)	Acquired Portfolio’s Unrealized Depreciation (000s)	Portfolios’ Conversion Ratio
$1,058,745	$624,495	$—	$(32,588)	1.8740

The net assets of the Acquiring Portfolio after the acquisition were $1,683,240,361.

NOTE 16 — SUBSEQUENT EVENTS

On November 20, 2014, the Board approved changes to the advisory fee breakpoints for International Index, Russell™ Large Cap Growth Index, Russell™ Large Cap Value Index, Russell™ Mid Cap Growth Index, and U.S. Bond Index. Effective January 1, 2015, the advisory fee breakpoints for these Portfolios are as follows:

International Index	0.38% on the first $500 million; 0.36% on the next $500 million; 0.34% on the next $500 million; and 0.32% thereafter
Russell™ Large Cap Growth Index	0.40% on the first $500 million; 0.38% on the next $500 million; and 0.36% thereafter
Russell™ Large Cap Value Index	0.40% on the first $250 million; 0.30% on the next $250 million; and 0.25% thereafter
Russell™ Mid Cap Growth Index	0.40% on the first $500 million; 0.38% on the next $500 million; and 0.36% thereafter
U.S. Bond Index	0.32% on the first $500 million; 0.30% on the next $500 million; 0.28% on the next $1 billion; 0.26% on the next $2 billion; 0.24% on the next $2 billion; and 0.22% thereafter

On November 20, 2014, the Board approved a 0.20% advisory fee waiver side agreement for Hang Seng Index. Effective January 1, 2015, this side agreement replaces the 0.10% advisory fee waiver that was in place as of December 31, 2014. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

On November 20, 2014, the Board approved a new expense limitation agreement for U.S. Bond Index. Effective January 1, 2015, the new expense limitation agreement, through May 1, 2016, is 0.90%, 0.40%, 0.65%, and 0.80% for Class ADV, Class I, Class S, and Class S2, respectively.

Subsequent to the period end, the Board approved amendments to the Portfolios’ Valuation Procedures which changed the valuation methodology for investments in securities of sufficient credit quality, maturing in 60 days or less from amortized cost to a price provided by an independent pricing service.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

84

Voya Australia Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.8%
		Consumer Discretionary: 3.7%
246,931		Tattersall’s Ltd.	$694,494	0.4
2,445,229		Other Securities(a)	6,387,525	3.3
			7,082,019	3.7
		Consumer Staples: 7.3%
90,911		Coca-Cola Amatil Ltd.	686,384	0.4
193,435		Wesfarmers Ltd.	6,549,255	3.4
216,941		Woolworths Ltd.	5,390,899	2.8
704,462		Other Securities(a)	1,293,892	0.7
			13,920,430	7.3
		Energy: 5.1%
201,299		Oil Search Ltd.	1,290,848	0.7
189,524		Origin Energy Ltd.	1,793,171	0.9
167,857		Santos Ltd.	1,121,247	0.6
121,946		Woodside Petroleum Ltd.	3,771,462	2.0
1,331,363		Other Securities(a)	1,789,892	0.9
			9,766,620	5.1
		Financials: 46.4%
506,345		AMP Ltd.	2,255,140	1.2
33,315		ASX Ltd.	993,938	0.5
474,205		Australia & New Zealand Banking Group Ltd.	12,338,794	6.5
77,084		Bendigo Bank Ltd.	801,515	0.4
279,033		Commonwealth Bank of Australia	19,386,870	10.2
155,842		Dexus Property Group	882,198	0.5
264,661		Goodman Group	1,222,439	0.6
291,694		GPT Group	1,032,319	0.5
402,998		Insurance Australia Group	2,046,229	1.1
91,274		Lend Lease Corp., Ltd.	1,215,667	0.6
55,369		Macquarie Group Ltd.	2,611,028	1.4
628,517		Mirvac Group	909,182	0.5
415,602		National Australia Bank Ltd.	11,333,583	5.9
409,479		Novion Property Group	703,821	0.4
234,910		QBE Insurance Group Ltd.	2,133,074	1.1
916,323	@	Scentre Group	2,596,102	1.4
404,225		Stockland	1,350,873	0.7
221,427		Suncorp Group Ltd	2,529,536	1.3
328,997		Westfield Corp.	2,411,668	1.3
535,074		Westpac Banking Corp.	14,391,241	7.5
1,753,637		Other Securities(a)	5,276,317	2.8
			88,421,534	46.4

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care: 5.8%
81,678		CSL Ltd.	$5,737,530	3.0
22,189		Ramsay Health Care Ltd.	1,028,642	0.6
129,971	L	ResMed, Inc.	730,777	0.4
68,162		Sonic Healthcare Ltd.	1,025,467	0.5
617,774		Other Securities(a)	2,537,394	1.3
			11,059,810	5.8
		Industrials: 7.4%
167,863		Asciano Group	822,068	0.4
370,332		Aurizon Holdings Ltd.	1,385,884	0.7
269,078		Brambles Ltd.	2,317,901	1.2
377,993	@	Qantas Airways Ltd.	734,181	0.4
58,016		Seek Ltd.	808,981	0.4
377,648		Sydney Airport	1,445,824	0.8
326,372		Transurban Group	2,274,396	1.2
1,792,961		Other Securities(a)	4,266,090	2.3
			14,055,325	7.4
		Information Technology: 0.8%
87,635		Computershare Ltd.	838,286	0.5
93,172		Other Securities(a)	591,463	0.3
			1,429,749	0.8
		Materials: 14.6%
207,673		Amcor Ltd.	2,284,888	1.2
552,307		BHP Billiton Ltd.	13,057,994	6.9
280,308		Incitec Pivot Ltd.	725,078	0.4
76,308		James Hardie Industries SE	814,607	0.4
131,373	@	Newcrest Mining Ltd.	1,155,942	0.6
63,369		Orica Ltd.	971,041	0.5
74,996		Rio Tinto Ltd.	3,515,882	1.8
3,492,475		Other Securities(a)	5,302,089	2.8
			27,827,521	14.6
		Telecommunication Services: 5.8%
2,104,061		Telstra Corp., Ltd.	10,214,854	5.3
190,867		Other Securities(a)	909,885	0.5
			11,124,739	5.8
		Utilities: 1.9%
115,864		AGL Energy Ltd.	1,263,741	0.7
191,780		APA Group	1,159,366	0.6
747,917		Other Securities	1,164,541	0.6
			3,587,648	1.9
		Total Common Stock (Cost $196,352,364)	188,275,395	98.8

See Accompanying Notes to Financial Statements

85

Voya Australia Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Shares		Value	Percentage of Net Assets
RIGHTS: 0.0%
	Utilities: 0.0%
43,897	Other Securities	$30,727	0.0
	Total Rights (Cost $–)	30,727	0.0
	Total Long-Term Investments (Cost $196,352,364)	188,306,122	98.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 11.2%
	Securities Lending Collateralcc: 1.9%
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $1,000,005, collateralized by various U.S. Government/ U.S. GovernmentAgency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,020,000, due 01/01/15-09/01/49)	1,000,000	0.5
1,000,000	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $1,000,008, collateralized by various U.S. Government Securities, 0.625%-3.125%, Market Value plus accrued interest $1,020,000, due 09/30/17-02/15/42)	1,000,000	0.5
662,887	Nomura Securities, Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $662,890, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $676,145, due 01/07/15-10/20/64)	662,887	0.4

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
1,000,000	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $1,000,005, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.375%-7.250%, Market Value plus accrued interest $1,020,000, due 11/15/15-07/15/56)	$1,000,000	0.5
		3,662,887	1.9

Shares		Value	Percentage of Net Assets
	Mutual Funds: 9.3%
17,743,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $17,743,000)	17,743,000	9.3
	Total Short-Term Investments (Cost $21,405,887)	21,405,887	11.2
	Total Investments in Securities (Cost $217,758,251)	$209,712,009	110.0
	Liabilities in Excess of Other Assets	(19,121,236)	(10.0)
	Net Assets	$190,590,773	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2014.

@	Non-income producing security.

cc	Represents securities purchased with cash collateral received for securities on loan.

L	Loaned security, a portion or all of the security is on loan at December 31, 2014.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $222,178,184.

See Accompanying Notes to Financial Statements

86

Voya Australia Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$20,130,836
Gross Unrealized Depreciation	(32,597,011)
Net Unrealized Depreciation	$(12,466,175)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$—	$7,082,019	$—	$7,082,019
Consumer Staples	151,035	13,769,395	—	13,920,430
Energy	—	9,766,620	—	9,766,620
Financials	—	88,421,534	—	88,421,534
Health Care	—	11,059,810	—	11,059,810
Industrials	190,699	13,864,626	—	14,055,325
Information Technology	—	1,429,749	—	1,429,749
Materials	—	27,827,521	—	27,827,521
Telecommunication Services	—	11,124,739	—	11,124,739
Utilities	1,263,741	2,323,907	—	3,587,648
Total Common Stock	1,605,475	186,669,920	—	188,275,395
Rights	—	30,727	—	30,727
Short-Term Investments	17,743,000	3,662,887	—	21,405,887
Total Investments, at fair value	$19,348,475	$190,363,534	$—	$209,712,009
Other Financial Instruments+
Forward Foreign Currency Contracts	—	2,186	—	2,186
Futures	4,190	—	—	4,190
Total Assets	$19,352,665	$190,365,720	$—	$209,718,385
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(10,815)	$—	$(10,815)
Total Liabilities	$—	$(10,815)	$—	$(10,815)

(1)	For the year ended December 31, 2014, as a result of the fair value pricing procedures for international equities utilized by the Portfolio, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Portfolio’s policy is to recognize transfers between levels at the beginning of the reporting period. At December 31, 2014, securities valued at $1,519,274 and $460,170 were transferred from Level 1 to Level 2 and Level 2 to Level 1, respectively, within the fair value hierarchy.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

87

Voya Australia Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

At December 31, 2014, the following forward foreign currency contracts were outstanding for Voya Australia Index Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Citigroup, Inc.	Australian Dollar	2,100,000	Buy	03/18/15	$1,712,512	$1,705,115	$(7,397)
Citigroup, Inc.	Australian Dollar	1,300,000	Buy	03/18/15	1,058,966	1,055,548	(3,418)
							$(10,815)
The Bank of New York	Australian Dollar	600,000	Sell	03/18/15	$489,362	$487,176	$2,186
							$2,186

At December 31, 2014, the following futures contracts were outstanding for Voya Australia Index Portfolio:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
ASX SPI 200® Index	26	03/20/15	$2,856,542	$4,190
			$2,856,542	$4,190

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$2,186
Equity contracts	Net Assets - Unrealized appreciation*	4,190
Total Asset Derivatives		$6,376
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$10,815
Total Liability Derivatives		$10,815

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$124,326	$—	$124,326
Equity contracts	—	(44,624)	(44,624)
Total	$124,326	$(44,624)	$79,702

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$(3,230)	$—	$(3,230)
Equity contracts	—	(111,212)	(111,212)
Total	$(3,230)	$(111,212)	$(114,442)

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

88

Voya Australia Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2014:

	Citigroup, Inc.	The Bank of New York	Totals
Assets:
Forward foreign currency contracts	$—	$2,186	$2,186
Total Assets	$—	$2,186	$2,186
Liabilities:
Forward foreign currency contracts	$10,815	$—	$10,815
Total Liabilities	$10,815	$—	$10,815
Net OTC derivative instruments by counterparty, at fair value	$(10,815)	$2,186	(8,629)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—
Net Exposure(1)	$(10,815)	$2,186	$(8,629)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

89

Voya Emerging Markets Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 94.6%
		Consumer Discretionary: 8.7%
3,263,300		Astra International Tbk PT	$1,946,182	0.3
267,800		Grupo Televisa S.A.	1,825,841	0.3
29,553		Grupo Televisa SAB ADR	1,006,575	0.2
10,900		Hyundai Mobis	2,332,020	0.4
24,742		Hyundai Motor Co.	3,779,492	0.6
42,766		Kia Motors Corp.	2,032,069	0.3
64,387		Naspers Ltd.	8,328,796	1.3
15,048,680		Other Securities(a)	33,897,505	5.3
			55,148,480	8.7
		Consumer Staples: 8.0%
545,800		AMBEV SA	3,357,095	0.5
70,600		BRF - Brasil Foods SA	1,684,924	0.3
36,214		BRF SA ADR	845,597	0.1
204,600		Fomento Economico Mexicano SA de CV ADR	1,815,000	0.3
10,714		Fomento Economico Mexicano SAB de CV ADR	943,153	0.2
357,927		ITC Ltd.	2,085,056	0.3
12,737,543		Other Securities(a)	40,285,138	6.3
			51,015,963	8.0
		Energy: 7.4%
4,115,600		China Petroleum & Chemical Corp.	3,332,974	0.5
2,909,000		CNOOC Ltd.	3,933,460	0.6
380,123	@	Gazprom OAO ADR	1,721,957	0.3
1,146,133		Gazprom OAO	2,457,012	0.4
35,642		Lukoil OAO ADR	1,366,871	0.2
46,096		Lukoil OAO	1,667,290	0.3
3,412,000		PetroChina Co., Ltd.	3,787,616	0.6
119,417		Petroleo Brasileiro SA ADR	905,181	0.1
485,400		Petroleo Brasileiro SA	1,751,180	0.3
23,541		Reliance Industries Ltd.	331,034	0.1
94,452	@	Reliance Industries Ltd. GDR	2,636,010	0.4
89,597		Sasol Ltd.	3,344,017	0.5
12,319,026		Other Securities(a)	19,939,470	3.1
			47,174,072	7.4
		Financials: 27.2%
121,170		Banco Bradesco SA ADR	1,620,043	0.3
1,980,100		Bank Central Asia Tbk PT	2,100,367	0.3
12,832,000		Bank of China Ltd.	7,202,209	1.1
1,316,611		Cathay Financial Holding Co., Ltd.	1,945,476	0.3

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials (continued)
11,677,000		China Construction Bank	$9,537,572	1.5
1,195,000		China Life Insurance Co., Ltd.	4,682,181	0.7
519,976		China Life Insurance Co., Ltd. (TWD)	429,543	0.1
654,000		China Overseas Land & Investment Ltd.	1,934,683	0.3
421,200		China Pacific Insurance Group Co., Ltd.	2,119,064	0.3
500,705		FirstRand Ltd.	2,176,668	0.3
396,400		Grupo Financiero Banorte	2,181,661	0.4
238,362		Housing Development Finance Corp.	4,274,392	0.7
11,925,000		Industrial and Commercial Bank of China Ltd.	8,707,544	1.4
162,417		Itau Unibanco Holding S.A. ADR	2,113,045	0.3
25,300		Kasikornbank PCL	174,981	0.0
278,400		Kasikornbank PCL - Foreign	1,927,160	0.3
62,578		KB Financial Group, Inc.	2,045,928	0.3
718,200		Malayan Banking BHD	1,880,838	0.3
414,000		Ping An Insurance Group Co. of China Ltd.	4,191,975	0.7
432,500		Public Bank BHD	2,259,509	0.4
68,431		Shinhan Financial Group Co., Ltd.	2,750,592	0.4
193,854		Standard Bank Group Ltd.	2,389,213	0.4
903,790,150		Other Securities(a)	104,505,353	16.4
			173,149,997	27.2
		Health Care: 2.2%
8,176,940		Other Securities(a)	14,102,656	2.2
		Industrials: 6.7%
18,800,836		Other Securities(a)	42,624,692	6.7
		Information Technology: 17.1%
2,011,107		Hon Hai Precision Industry Co., Ltd.	5,553,701	0.9
92,525		SK Hynix, Inc.	3,954,095	0.6
18,228		Infosys Ltd.	565,572	0.1
127,328	L	Infosys Ltd. ADR	4,005,739	0.6
226,820		MediaTek, Inc.	3,297,380	0.5
4,500		NAVER Corp.	2,881,958	0.5
18,047		Samsung Electronics Co., Ltd.	21,696,906	3.4

See Accompanying Notes to Financial Statements

90

Voya Emerging Markets Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Information Technology (continued)
4,016,000		Taiwan Semiconductor Manufacturing Co., Ltd.	$17,692,373	2.8
76,273		Tata Consultancy Services Ltd.	3,091,218	0.5
841,700		Tencent Holdings Ltd.	12,178,499	1.9
21,826,658		Other Securities(a)	33,440,193	5.3
			108,357,634	17.1
		Materials: 7.0%
1,910,884	@	Cemex SA de CV	1,947,959	0.3
10,457		POSCO	2,634,064	0.4
113,571	L	Vale SA ADR	824,526	0.2
208,800		Vale SA	1,721,017	0.3
15,383,325		Other Securities(a)	37,002,268	5.8
			44,129,834	7.0
		Telecommunication Services: 7.2%
104,550		America Movil SAB de CV ADR	2,318,919	0.4
3,361,200		America Movil SAB de CV	3,736,249	0.6
992,500		China Mobile Ltd.	11,624,901	1.8
266,501		MTN Group Ltd.	5,069,524	0.8
19,348,691		Other Securities(a)	22,980,974	3.6
			45,730,567	7.2
		Telecommunications: 0.0%
159,124		Other Securities	223,378	0.0
		Utilities: 3.1%
800,000	#,@	CGN Power Co. Ltd.	347,662	0.0
40,270,771		Other Securities(a)	19,614,792	3.1
			19,962,454	3.1
		Total Common Stock (Cost $635,434,494)	601,619,727	94.6
PREFERRED STOCK: 3.3%
		Consumer Discretionary: 0.3%
4,193		Hyundai Motor Co.	478,753	0.1
6,259		Hyundai Motor Co.- Series 2	761,335	0.1
92,050		Other Securities	596,999	0.1
			1,837,087	0.3
		Energy: 0.4%
448,900		Petroleo Brasileiro SA	1,692,114	0.2
1,191,493		Other Securities	1,121,678	0.2
			2,813,792	0.4

Shares		Value	Percentage of Net Assets
PREFERRED STOCK: (continued)
	Financials: 1.4%
217,400	Banco Bradesco SA	$2,867,370	0.4
279,430	Itau Unibanco Holding S.A.	3,637,152	0.6
806,918	Other Securities	2,480,744	0.4
		8,985,266	1.4
	Information Technology: 0.5%
3,299	Samsung Electronics Co., Ltd.	3,102,942	0.5
	Materials: 0.4%
196,500	Vale SA	1,421,524	0.2
199,569	Other Securities	908,051	0.2
		2,329,575	0.4
	Telecommunication Services: 0.1%
49,100	Other Securities	865,373	0.1
	Utilities: 0.2%
163,859	Other Securities	989,977	0.2
	Total Preferred Stock (Cost $27,036,733)	20,924,012	3.3
RIGHTS: 0.0%
	:0.0%
43,449	Other Securities	7,087	0.0
	Financials: 0.0%
5,062	Other Securities	5,385	0.0
	Total Rights (Cost $–)	12,472	0.0
WARRANTS: 0.0%
	Consumer Discretionary: 0.0%
12,205	Other Securities	1,803	0.0
	Materials: 0.0%
42,514	Other Securities	2,841	0.0
	Total Warrants (Cost $6,212)	4,644	0.0
	Total Long-Term Investments (Cost $662,477,439)	622,560,855	97.9

See Accompanying Notes to Financial Statements

91

Voya Emerging Markets Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 7.6%
	Securities Lending Collateralcc: 1.7%
2,565,615	Bank of Nova Scotia, Repurchase Agreement dated 12/31/14, 0.10%, due 01/02/15 (Repurchase Amount $2,565,629, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.125%-7.125%, Market Value plus accrued interest $2,616,943, due 02/09/15-05/15/40)	$2,565,615	0.4
2,565,615	Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $2,565,628, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $2,616,927, due 01/01/15-09/01/49)	2,565,615	0.4
6,292	Citigroup, Inc., Repurchase Agreement dated 12/31/14, 0.06%, due 01/02/15 (Repurchase Amount $6,292, collateralized by various U.S. Government and U.S. Government Agency Obligations, 1.375%-8.000%, Market Value plus accrued interest $6,418, due 12/15/17-07/15/51)	6,292	0.0
717,656	Daiwa Capital Markets, Repurchase Agreement dated 12/31/14, 0.12%, due 01/02/15 (Repurchase Amount $717,661, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $732,009, due 06/01/17-03/01/48)	717,656	0.1

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
2,565,615	Nomura Securities, Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $2,565,626, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $2,616,927, due 01/07/15-10/20/64)	$2,565,615	0.4
2,565,615	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $2,565,636, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $2,617,184, due 04/15/16-02/15/42)	2,565,615	0.4
		10,986,408	1.7

Shares		Value	Percentage of Net Assets
	Mutual Funds: 5.9%
37,491,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $37,491,000)	37,491,000	5.9
	Total Short-Term Investments (Cost $48,477,408)	48,477,408	7.6
	Total Investments in Securities (Cost $710,954,847)	$671,038,263	105.5
	Liabilities in Excess of Other Assets	(35,248,992)	(5.5)
	Net Assets	$635,789,271	100.0

See Accompanying Notes to Financial Statements

92

Voya Emerging Markets Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2014.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

cc	Represents securities purchased with cash collateral received for securities on loan.

L	Loaned security, a portion or all of the security is on loan at December 31, 2014.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $717,937,613.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$51,563,745
Gross Unrealized Depreciation	(98,463,095)
Net Unrealized Depreciation	$(46,899,350)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$9,553,458	$45,595,022	$—	$55,148,480
Consumer Staples	23,374,858	27,641,105	—	51,015,963
Energy	8,982,728	38,191,344	—	47,174,072
Financials	28,382,622	144,751,464	15,911	173,149,997
Health Care	2,129,645	11,973,011	—	14,102,656
Industrials	9,103,672	33,521,020	—	42,624,692
Information Technology	11,785,760	96,571,874	—	108,357,634
Materials	13,817,474	30,312,360	—	44,129,834
Telecommunication Services	9,149,005	36,581,562	—	45,730,567
Telecommunications	—	223,378	—	223,378
Utilities	6,668,102	13,294,352	—	19,962,454
Total Common Stock	122,947,324	478,656,492	15,911	601,619,727
Preferred Stock	15,137,140	5,786,872	—	20,924,012
Rights	—	12,472	—	12,472
Warrants	4,644	—	—	4,644
Short-Term Investments	37,491,000	10,986,408	—	48,477,408
Total Investments, at fair value	$175,580,108	$495,442,244	$15,911	$671,038,263
Other Financial Instruments+
Futures	187,013	—	—	187,013
Total Assets	$175,767,121	$495,442,244	$15,911	$671,225,276

(1)	For the year ended December 31, 2014, as a result of the fair value pricing procedures for international equities utilized by the Portfolio, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Portfolio’s policy is to recognize transfers between levels at the beginning of the reporting period. At December 31, 2014, securities valued at $3,057,438 and $21,391,201 were transferred from Level 1 to Level 2 and Level 2 to Level 1, respectively, within the fair value hierarchy. At December 31, 2014, securities valued at $246,606 transferred from Level 1 to Level 3 due to significant unobservable inputs.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

93

Voya Emerging Markets Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2014, the following futures contracts were outstanding for Voya Emerging Markets Index Portfolio:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Mini MSCI Emerging Markets Index	307	03/20/15	$14,700,695	$187,013
			$14,700,695	$187,013

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets- Unrealized appreciation*	$187,013
Total Asset Derivatives		$187,013

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(479,429)
Total	$(479,429)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(214,302)
Total	$(214,302)

See Accompanying Notes to Financial Statements

94

Voya Euro STOXX 50® Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.4%
		Consumer Discretionary: 8.1%
61,495		Bayerische Motoren Werke AG	$6,636,451	1.4
191,012		DaimlerChrysler AG	15,864,361	3.4
201,414		Inditex SA	5,745,428	1.3
52,093		LVMH Moet Hennessy Louis Vuitton S.A.	8,251,642	1.8
2,544		Other Securities	905,805	0.2
			37,403,687	8.1
		Consumer Staples: 10.2%
147,331		Anheuser-Busch InBev Worldwide, Inc.	16,580,876	3.6
120,027		Carrefour S.A.	3,652,600	0.8
114,661		Groupe Danone	7,496,331	1.6
46,709		L’Oreal S.A.	7,817,793	1.7
299,271		Unilever NV	11,706,834	2.5
			47,254,434	10.2
		Energy: 7.7%
517,081		ENI S.p.A.	9,057,469	1.9
188,876		Repsol YPF S.A.	3,535,925	0.8
455,815		Total S.A.	23,352,384	5.0
			35,945,778	7.7
		Financials: 26.2%
87,569		Allianz AG	14,503,761	3.1
258,873		Assicurazioni Generali S.p.A.	5,315,414	1.1
398,355		AXA S.A.	9,179,333	2.0
2,411,828		Banco Santander Central Hispano S.A.	20,242,813	4.4
1,183,339		Banco Bilbao Vizcaya Argentaria S.A.	11,175,965	2.4
214,286		BNP Paribas	12,650,209	2.7
248,930		Deutsche Bank AG	7,454,069	1.6
739,404	@	ING Groep NV	9,552,876	2.1
2,687,579		Intesa Sanpaolo S.p.A.	7,796,425	1.7
29,301		Muenchener Rueckversicherungs AG	5,834,944	1.2
154,317		Societe Generale	6,458,211	1.4
18,806		Unibail-Rodamco SE	4,824,421	1.0
1,067,308		UniCredit SpA	6,836,779	1.5
			121,825,220	26.2
		Health Care: 10.2%
158,487		Bayer AG	21,603,175	4.7
41,262		Essilor International SA	4,601,521	1.0
231,531		Sanofi	21,108,845	4.5
			47,313,541	10.2

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: 11.0%
96,042	Cie de Saint-Gobain	$4,068,431	0.9
183,341	Deutsche Post AG	5,951,613	1.3
110,050	Airbus Group NV	5,440,665	1.2
183,513	Koninklijke Philips NV	5,319,322	1.1
111,842	Schneider Electric SE	8,145,390	1.7
150,881	Siemens AG	16,929,473	3.6
98,839	Vinci S.A.	5,396,873	1.2
		51,251,767	11.0
	Information Technology: 5.6%
71,793	ASML Holding NV	7,757,072	1.7
717,727	Nokia OYJ	5,676,380	1.2
182,588	SAP SE	12,749,857	2.7
		26,183,309	5.6
	Materials: 4.9%
66,057	Air Liquide	8,173,895	1.7
176,029	BASF AG	14,765,513	3.2
		22,939,408	4.9
	Telecommunication Services: 7.2%
593,699	Deutsche Telekom AG	9,499,410	2.1
370,768	Orange SA	6,305,562	1.4
787,726	Telefonica S.A.	11,309,824	2.4
245,421	Vivendi	6,108,674	1.3
		33,223,470	7.2
	Utilities: 6.3%
383,496	E.ON AG	6,554,612	1.4
1,240,304	Enel S.p.A.	5,528,690	1.2
307,049	Gaz de France	7,160,106	1.6
1,028,866	Iberdrola S.A.	6,935,341	1.5
92,607	RWE AG	2,858,291	0.6
		29,037,040	6.3
	Total Common Stock (Cost $373,856,542)	452,377,654	97.4

PREFERRED STOCK: 1.4%
	Consumer Discretionary: 1.4%
29,570	Volkswagen AG	6,572,107	1.4
	Total Preferred Stock (Cost $5,334,969)	6,572,107	1.4

RIGHTS: 0.1%
	Energy: 0.0%
188,876	Other Securities	104,448	0.0
	Financials: 0.1%
1,183,339	Other Securities	113,120	0.1

See Accompanying Notes to Financial Statements

95

Voya Euro STOXX 50® Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Shares		Value	Percentage of Net Assets
RIGHTS: (continued)
	Financials (continued)
	Total Rights (Cost $214,342)	$217,568	0.1
	Total Investments in Securities (Cost $379,405,853)	$459,167,329	98.9
	Assets in Excess of Other Liabilities	5,069,318	1.1
	Net Assets	$464,236,647	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security.

Cost for federal income tax purposes is $405,514,405.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$86,376,492
Gross Unrealized Depreciation	(32,723,568)
Net Unrealized Appreciation	$53,652,924

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$—	$37,403,687	$—	$37,403,687
Consumer Staples	—	47,254,434	—	47,254,434
Energy	—	35,945,778	—	35,945,778
Financials	—	121,825,220	—	121,825,220
Health Care	—	47,313,541	—	47,313,541
Industrials	—	51,251,767	—	51,251,767
Information Technology	—	26,183,309	—	26,183,309
Materials	—	22,939,408	—	22,939,408
Telecommunication Services	—	33,223,470	—	33,223,470
Utilities	—	29,037,040	—	29,037,040
Total Common Stock	—	452,377,654	—	452,377,654
Preferred Stock	—	6,572,107	—	6,572,107
Rights	217,568	—	—	217,568
Total Investments, at fair value	$217,568	$458,949,761	$—	$459,167,329
Other Financial Instruments+
Forward Foreign Currency Contracts	—	7,544	—	7,544
Futures	104,967	—	—	104,967
Total Assets	$322,535	$458,957,305	$—	$459,279,840
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(125,932)	$—	$(125,932)
Total Liabilities	$—	$(125,932)	$—	$(125,932)

See Accompanying Notes to Financial Statements

96

Voya Euro STOXX 50® Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2014, the following forward foreign currency contracts were outstanding for Voya Euro STOXX 50® Index Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Citigroup, Inc.	EU Euro	2,200,000	Buy	03/18/15	$2,678,416	$2,663,954	$(14,462)
JPMorgan Chase & Co.	EU Euro	3,400,000	Buy	03/18/15	4,228,491	4,117,021	(111,470)
							$(125,932)
The Bank of New York	EU Euro	1,000,000	Sell	03/18/15	$1,218,432	$1,210,888	$7,544
							$7,544

At December 31, 2014, the following futures contracts were outstanding for Voya Euro STOXX 50® Index Portfolio:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Euro STOXX 50®	155	03/20/15	$5,876,199	$104,967
			$5,876,199	$104,967

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$7,544
Equity contracts	Net Assets — Unrealized appreciation*	104,967
Total Asset Derivatives		$112,511
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$125,932
Total Liability Derivatives		$125,932

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

97

Voya Euro STOXX 50® Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$(325,983)	$—	$(325,983)
Equity contracts	—	500,914	500,914
Total	$(325,983)	$500,914	$174,931

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$(110,967)	$—	$(110,967)
Equity contracts	—	(167,748)	(167,748)
Total	$(110,967)	$(167,748)	$(278,715)

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2014:

	Citigroup, Inc.	JPMorgan Chase & Co.	The Bank of New York	Totals
Assets:
Forward foreign currency contracts	$—	$—	$7,544	$7,544
Total Assets	$—	$—	$7,544	$7,544

Liabilities:
Forward foreign currency contracts	$14,462	$111,470	$—	$125,932
Total Liabilities	$14,462	$111,470	$—	$125,932
Net OTC derivative instruments by counterparty, at fair value	$(14,462)	$(111,470)	$7,544	(118,388)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—
Net Exposure(1)	$(14,462)	$(111,470)	$7,544	$(118,388)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

98

Voya FTSE 100 Index® Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.0%
		Consumer Discretionary: 9.3%
164,949		British Sky Broadcasting PLC	$2,302,086	0.5
262,443		Compass Group PLC	4,485,918	1.1
373,296		Kingfisher PLC	1,973,299	0.5
23,162		Next PLC	2,456,495	0.6
127,904		Pearson PLC	2,362,152	0.6
180,605		Reed Elsevier PLC	3,085,097	0.7
28,416		Whitbread PLC	2,102,965	0.5
209,086		WPP PLC	4,347,254	1.0
2,205,941		Other Securities	15,745,340	3.8
			38,860,606	9.3
		Consumer Staples: 15.8%
54,817		Associated British Foods PLC	2,679,959	0.6
293,215		British American Tobacco PLC	15,889,629	3.8
396,202		Diageo PLC	11,350,051	2.7
151,549		Imperial Tobacco Group PLC	6,671,122	1.6
101,480		Reckitt Benckiser PLC	8,219,279	2.0
148,709		SABMiller PLC	7,752,390	1.8
1,277,773		Tesco PLC	3,725,610	0.9
189,779		Unilever PLC	7,710,391	1.8
594,740		Other Securities	2,415,315	0.6
			66,413,746	15.8
		Energy: 14.4%
535,355		BG Group PLC	7,163,976	1.7
2,868,793		BP PLC	18,209,914	4.4
619,140		Royal Dutch Shell PLC - Class A	20,662,532	4.9
385,800		Royal Dutch Shell PLC - Class B	13,329,825	3.2
142,437		Other Securities	917,917	0.2
			60,284,164	14.4
		Financials: 21.9%
463,274		Aviva PLC	3,480,761	0.8
2,578,967		Barclays PLC	9,695,212	2.3
2,999,772		HSBC Holdings PLC	28,347,177	6.8
123,750		Land Securities Group PLC	2,224,490	0.5
934,038		Legal & General Group PLC	3,606,467	0.9
8,502,218	@	Lloyds TSB Group PLC	10,000,840	2.4
770,169		Old Mutual PLC	2,269,820	0.6
401,388		Prudential PLC	9,279,901	2.2
339,382	@	Royal Bank of Scotland Group PLC	2,064,868	0.5

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials (continued)
318,325		Standard Chartered PLC	$4,760,846	1.1
376,051		Standard Life PLC	2,329,372	0.6
1,547,918		Other Securities	13,582,808	3.2
			91,642,562	21.9
		Health Care: 9.4%
198,509		AstraZeneca PLC	14,020,866	3.3
764,768		GlaxoSmithKline PLC	16,407,056	3.9
92,468		Shire PLC	6,556,000	1.6
141,048		Smith & Nephew PLC	2,543,458	0.6
			39,527,380	9.4
		Industrials: 7.0%
497,530		BAE Systems PLC	3,638,542	0.9
156,105		Experian PLC	2,631,460	0.6
320,266	@	International Consolidated Airlines Group SA	2,410,988	0.6
294,434		Rolls-Royce Holdings PLC	3,955,387	0.9
41,561		Wolseley PLC	2,376,122	0.5
1,021,824		Other Securities	14,572,483	3.5
			29,584,982	7.0
		Information Technology: 1.1%
219,707		ARM Holdings PLC	3,375,229	0.8
163,861		Other Securities	1,183,502	0.3
			4,558,731	1.1
		Materials: 8.4%
205,545		Anglo American PLC	3,803,505	0.9
332,236		BHP Billiton PLC	7,120,278	1.7
116,245		CRH PLC - London	2,787,419	0.7
1,678,819		Glencore PLC	7,749,157	1.8
196,257		Rio Tinto PLC	9,046,889	2.2
187,510		Other Securities	4,593,440	1.1
			35,100,688	8.4
		Telecommunication Services: 5.3%
1,277,938		BT Group PLC	7,948,872	1.9
4,178,974		Vodafone Group PLC	14,328,175	3.4
			22,277,047	5.3
		Utilities: 4.4%
781,836		Centrica PLC	3,386,479	0.8
593,352		National Grid PLC	8,419,258	2.0
155,322		Scottish & Southern Energy PLC	3,924,543	0.9
144,963		Other Securities	2,696,321	0.7
			18,426,601	4.4

See Accompanying Notes to Financial Statements

99

Voya FTSE 100 Index® Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Total Common Stock (Cost $348,135,758)	$406,676,507	97.0
	Assets in Excess of Other Liabilities	12,426,745	3.0
	Net Assets	$419,103,252	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security.

Cost for federal income tax purposes is $350,796,223.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$88,395,744
Gross Unrealized Depreciation	(32,515,460)
Net Unrealized Appreciation	$55,880,284

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$1,572,429	$37,288,177	$—	$38,860,606
Consumer Staples	—	66,413,746	—	66,413,746
Energy	—	60,284,164	—	60,284,164
Financials	—	91,642,562	—	91,642,562
Health Care	—	39,527,380	—	39,527,380
Industrials	—	29,584,982	—	29,584,982
Information Technology	—	4,558,731	—	4,558,731
Materials	—	35,100,688	—	35,100,688
Telecommunication Services	—	22,277,047	—	22,277,047
Utilities	—	18,426,601	—	18,426,601
Total Common Stock	1,572,429	405,104,078	—	406,676,507
Total Investments, at fair value	$1,572,429	$405,104,078	$—	$406,676,507
Other Financial Instruments+
Forward Foreign Currency Contracts	—	11,735	—	11,735
Futures	226,828	—	—	226,828
Total Assets	$1,799,257	$405,115,813	$—	$406,915,070
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(19,353)	$—	$(19,353)
Total Liabilities	$—	$(19,353)	$—	$(19,353)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

100

Voya FTSE 100 Index® Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

At December 31, 2014, the following forward foreign currency contracts were outstanding for Voya FTSE 100 Index® Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase & Co.	British Pound	5,700,000	Buy	03/18/15	$8,869,591	$8,878,644	$9,053
JPMorgan Chase & Co.	British Pound	3,200,000	Buy	03/18/15	5,003,854	4,984,501	(19,353)
							$(10,300)
JPMorgan Chase & Co.	British Pound	1,250,000	Sell	03/18/15	$1,949,753	$1,947,071	$2,682
							$2,682

At December 31, 2014, the following futures contracts were outstanding for Voya FTSE 100 Index® Portfolio:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
FTSE 100 Index	128	03/20/15	$13,012,469	$226,828
			$13,012,469	$226,828

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$11,735
Equity contracts	Net Assets — Unrealized appreciation*	226,828
Total Asset Derivatives		$238,563
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$19,353
Total Liability Derivatives		$19,353

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$(336,048)	$—	$(336,048)
Equity contracts	—	114,932	114,932
Total	$(336,048)	$114,932	$(221,116)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$(74,921)	$—	$(74,921)
Equity contracts	—	(4,972)	(4,972)
Total	$(74,921)	$(4,972)	$(79,893)

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

101

Voya FTSE 100 Index® Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2014:

JPMorgan Chase & Co.
Assets:
Forward foreign currency contracts	$11,735
Total Assets	$11,735
Liabilities:
Forward foreign currency contracts	$19,353
Total Liabilities	$19,353
Net OTC derivative instruments by counterparty, at fair value	$(7,618)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—
Net Exposure(1)	$(7,618)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

102

Voya Hang Seng Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.7%
		Consumer Discretionary: 3.4%
501,000		Belle International Holdings	$562,748	0.5
251,000		Galaxy Entertainment Group Ltd.	1,394,735	1.3
627,028		Li & Fung Ltd.	587,032	0.5
261,600		Sands China Ltd.	1,273,507	1.1
			3,818,022	3.4
		Consumer Staples: 3.0%
147,000		China Mengniu Diary Co., Ltd.	605,291	0.6
127,286		China Resources Enterprise	265,911	0.3
85,500		Hengan International Group Co., Ltd.	891,441	0.8
210,000		Tingyi Cayman Islands Holding Corp.	477,233	0.4
784,000	L	Want Want China Holdings Ltd.	1,030,421	0.9
			3,270,297	3.0
		Energy: 7.9%
2,746,438		China Petroleum & Chemical Corp.	2,224,173	2.0
365,341		China Shenhua Energy Co., Ltd.	1,078,089	1.0
1,921,714		CNOOC Ltd.	2,598,483	2.3
342,000		Kunlun Energy Co. Ltd.	322,760	0.3
2,266,604		PetroChina Co., Ltd.	2,516,127	2.3
			8,739,632	7.9
		Financials: 57.6%
1,296,400		AIA Group Ltd.	7,150,252	6.5
8,555,746		Bank of China Ltd.	4,802,079	4.4
947,451		Bank of Communications Co., Ltd.	880,911	0.8
151,984		Bank of East Asia Ltd.	610,371	0.5
398,629		BOC Hong Kong Holdings Ltd.	1,328,288	1.2
149,739		Cheung Kong Holdings Ltd.	2,507,653	2.3
9,050,107		China Construction Bank	7,391,971	6.7
800,911		China Life Insurance Co., Ltd.	3,138,084	2.8
438,991		China Overseas Land & Investment Ltd.	1,298,637	1.2
218,000		China Resources Land Ltd.	572,908	0.5
241,706		Hang Lung Properties Ltd.	674,289	0.6
82,143		Hang Seng Bank Ltd.	1,365,255	1.2
112,248		Henderson Land Development Co., Ltd.	780,154	0.7
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials (continued)
119,241		Hong Kong Exchanges and Clearing Ltd.	$2,632,451	2.4
1,427,628		HSBC Holdings PLC	13,575,261	12.3
7,931,340		Industrial and Commercial Bank of China Ltd.	5,791,404	5.3
247,000		Link Real Estate Investment Trust	1,546,408	1.4
556,100		New World Development Ltd.	638,408	0.6
219,216		Ping An Insurance Group Co. of China Ltd.	2,219,681	2.0
323,265		Sino Land Co.	518,939	0.5
146,555		Sun Hung Kai Properties Ltd.	2,220,374	2.0
63,591		Swire Pacific Ltd.	825,442	0.7
146,637		Wharf Holdings Ltd.	1,052,720	1.0
			63,521,940	57.6
		Industrials: 4.5%
127,818		Cathay Pacific Airways Ltd.	278,559	0.3
137,593		China Merchants Holdings International Co., Ltd.	462,161	0.4
537,811		Citic Pacific Ltd.	916,851	0.8
229,464		Hutchison Whampoa Ltd.	2,623,133	2.4
157,643		MTR Corp.	644,959	0.6
			4,925,663	4.5
		Information Technology: 8.7%
618,000	L	Lenovo Group Ltd.	806,869	0.7
604,575		Tencent Holdings Ltd.	8,747,554	8.0
			9,554,423	8.7
		Telecommunication Services: 7.8%
657,601		China Mobile Ltd.	7,702,314	7.0
643,110		China Unicom Ltd.	861,857	0.8
			8,564,171	7.8
		Utilities: 4.8%
207,654		China Resources Power Holdings Co.	529,668	0.5
203,431		CLP Holdings Ltd.	1,761,592	1.6
676,965		Hong Kong & China Gas	1,542,359	1.4
149,822		Power Assets Holdings Ltd.	1,448,481	1.3
			5,282,100	4.8
		Total Common Stock (Cost $85,149,273)	107,676,248	97.7

See Accompanying Notes to Financial Statements

103

Voya Hang Seng Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.5%
	Securities Lending Collateralcc: 1.6%
750,557	Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $750,561, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $765,568, due 01/01/15-09/01/49)	$750,557	0.7
1,000,000	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $1,000,008, collateralized by various U.S. Government Securities, 0.625%-3.125%, Market Value plus accrued interest $1,020,000, due 09/30/17-02/15/42)	1,000,000	0.9
		1,750,557	1.6

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.9%
2,142,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $2,142,000)	$2,142,000	1.9
	Total Short-Term Investments (Cost $3,892,557)	3,892,557	3.5
	Total Investments in Securities (Cost $89,041,830)	$111,568,805	101.2
	Liabilities in Excess of Other Assets	(1,370,902)	(1.2)
	Net Assets	$110,197,903	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2014.

cc	Represents securities purchased with cash collateral received for securities on loan.

L	Loaned security, a portion or all of the security is on loan at December 31, 2014.

Cost for federal income tax purposes is $92,313,072.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$23,383,826
Gross Unrealized Depreciation	(4,128,093)
Net Unrealized Appreciation	$19,255,733

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$587,032	$3,230,990	$—	$3,818,022
Consumer Staples	—	3,270,297	—	3,270,297
Energy	—	8,739,632	—	8,739,632
Financials	1,546,408	61,975,532	—	63,521,940
Industrials	1,195,410	3,730,253	—	4,925,663
Information Technology	—	9,554,423	—	9,554,423
Telecommunication Services	—	8,564,171	—	8,564,171
Utilities	—	5,282,100	—	5,282,100
Total Common Stock	3,328,850	104,347,398	—	107,676,248
Short-Term Investments	2,142,000	1,750,557	—	3,892,557
Total Investments, at fair value	$5,470,850	$106,097,955	$—	$111,568,805

See Accompanying Notes to Financial Statements

104

Voya Hang Seng Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$329	$—	$329
Futures	29,260	—	—	29,260
Total Assets	$5,500,110	$106,098,284	$—	$111,598,394
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(470)	$—	$(470)
Total Liabilities	$—	$(470)	$—	$(470)

(1)	For the year ended December 31, 2014, as a result of the fair value pricing procedures for international equities utilized by the Portfolio, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Portfolio’s policy is to recognize transfers between levels at the beginning of the reporting period. At December 31, 2014, securities valued at $1,558,687 were transferred from Level 2 to Level 1 within the fair value hierarchy.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2014, the following forward foreign currency contracts were outstanding for Voya Hang Seng Index Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase & Co.	Hong Kong Sar Dollar	10,000,000	Buy	03/18/15	$1,289,178	$1,289,507	$329
Societe Generale	Hong Kong Sar Dollar	15,000,000	Buy	03/18/15	1,934,731	1,934,261	(470)
							$(141)

At December 31, 2014, the following futures contracts were outstanding for Voya Hang Seng Index Portfolio:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Hang Seng Index	22	01/29/15	$3,354,620	$29,260
			$3,354,620	$29,260

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$329
Equity contracts	Net Assets — Unrealized appreciation*	29,260
Total Asset Derivatives		$29,589
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$470
Total Liability Derivatives		$470

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

105

Voya Hang Seng Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$(2,042)	$—	$(2,042)
Equity contracts	—	101,252	101,252
Total	$(2,042)	$101,252	$99,210

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$62	$—	$62
Equity contracts	—	4,248	4,248
Total	$62	$4,248	$4,310

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2014:

	JPMorgan Chase & Co.	Societe Generale	Totals
Assets:
Forward foreign currency contracts	$329	$—	$329
Total Assets	$329	$—	$329
Liabilities:
Forward foreign currency contracts	$—	$470	$470
Total Liabilities	$—	$470	$470
Net OTC derivative instruments by counterparty, at fair value	$329	$(470)	(141)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—
Net Exposure(1)	$329	$(470)	$(141)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

106

Voya International Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.9%
		Consumer Discretionary: 11.6%
117,561		DaimlerChrysler AG	$9,763,942	0.6
38,815	#	Merlin Entertainments PLC	240,174	0.0
79,515		Mitsubishi Motors Corp.	726,407	0.1
334,262		Toyota Motor Corp.	20,830,337	1.3
9,701,958		Other Securities(a)	148,066,804	9.6
			179,627,664	11.6
		Consumer Staples: 10.6%
98,021		Anheuser-Busch InBev Worldwide, Inc.	11,031,446	0.7
227,159		British American Tobacco PLC	12,309,985	0.8
306,256		Diageo PLC	8,773,356	0.6
110,367		Koninklijke Ahold NV	1,961,543	0.1
392,906		Nestle S.A.	28,643,246	1.8
79,274		Reckitt Benckiser PLC	6,420,725	0.4
117,826		SABMiller PLC	6,142,419	0.4
198,238		Unilever NV	7,754,642	0.5
156,420		Unilever PLC	6,355,073	0.4
303,000	#,@	WH Group Ltd.	172,794	0.0
4,726,806		Other Securities(a)	75,239,919	4.9
			164,805,148	10.6
		Energy: 5.5%
2,246,327		BP PLC	14,258,757	0.9
480,966		Royal Dutch Shell PLC - Class A	16,051,257	1.0
297,565		Royal Dutch Shell PLC - Class B	10,281,206	0.7
260,892		Total S.A.	13,366,059	0.9
2,366,988		Other Securities(a)	31,450,930	2.0
			85,408,209	5.5
		Financials: 25.3%
1,473,699		AIA Group Ltd.	8,128,139	0.5
55,851		Allianz AG	9,250,414	0.6
336,689		Australia & New Zealand Banking Group Ltd.	8,760,634	0.6
1,508,861		Banco Santander Central Hispano S.A.	12,664,084	0.8
2,002,534		Barclays PLC	7,528,204	0.5
727,638		Banco Bilbao Vizcaya Argentaria S.A.	6,872,128	0.4
128,985		BNP Paribas	7,614,530	0.5
197,936		Commonwealth Bank of Australia	13,752,350	0.9
2,335,959		HSBC Holdings PLC	22,074,292	1.4
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials (continued)
471,153	@	ING Groep NV	$6,087,154	0.4
6,975,373	@	Lloyds TSB Group PLC	8,204,869	0.5
153,327		Mitsubishi Estate Co., Ltd.	3,230,734	0.2
1,557,406		Mitsubishi UFJ Financial Group, Inc.	8,556,746	0.6
65,676		Mitsubishi UFJ Lease & Finance Co., Ltd.	308,863	0.0
288,521		National Australia Bank Ltd.	7,868,049	0.5
313,926		Prudential PLC	7,257,821	0.5
154,951		Sumitomo Mitsui Financial Group, Inc.	5,601,901	0.4
406,859		Sumitomo Mitsui Trust Holdings, Inc.	1,558,388	0.1
445,155	@	UBS Group AG	7,652,081	0.5
379,441		Westpac Banking Corp.	10,205,367	0.7
36,385,574		Other Securities(a)	228,266,503	14.7
			391,443,251	25.3
		Health Care: 10.8%
154,277		AstraZeneca PLC	10,896,721	0.7
101,097		Bayer AG	13,780,412	0.9
591,430		GlaxoSmithKline PLC	12,688,325	0.8
280,796		Novartis AG	26,041,997	1.7
246,026		Novo Nordisk A/S	10,406,847	0.7
85,736		Roche Holding AG - Genusschein	23,229,502	1.5
145,227		Sanofi	13,240,448	0.8
105,332		Teva Phaemaceutical Industries Ltd.	6,038,145	0.4
1,511,313		Other Securities(a)	50,444,354	3.3
			166,766,751	10.8
		Industrials: 12.6%
10,809		Boskalis Westminster NV	591,309	0.1
116,926		Koninklijke Philips NV	3,389,226	0.2
8,650		Koninklijke Vopak NV	448,780	0.0
168,593		Mitsubishi Corp.	3,085,273	0.2
236,361		Mitsubishi Electric Corp.	2,807,510	0.2
372,193		Mitsubishi Heavy Industries Ltd.	2,053,980	0.1
16,490		Mitsubishi Logistics Corp.	239,829	0.0
96,600		Siemens AG	10,838,920	0.7
14,227,546		Other Securities(a)	171,032,641	11.1
			194,487,468	12.6

See Accompanying Notes to Financial Statements

107

Voya International Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: 4.6%
112,996	SAP SE	$7,890,348	0.5
4,284,261	Other Securities(a)	63,536,946	4.1
		71,427,294	4.6
	Materials: 7.3%
111,561	BASF AG	9,357,864	0.6
390,515	BHP Billiton Ltd.	9,232,805	0.6
256,112	BHP Billiton PLC	5,488,835	0.3
1,289,443	Glencore PLC	5,951,861	0.4
20,654	Koninklijke DSM NV	1,259,752	0.1
138,515	Mitsubishi Materials Corp.	459,513	0.0
53,513	Rio Tinto Ltd.	2,508,739	0.2
154,932	Rio Tinto PLC	7,141,924	0.4
5,719,474	Other Securities(a)	72,411,998	4.7
		113,813,291	7.3
	Telecommunication Services: 4.9%
978,602	BT Group PLC	6,086,979	0.4
385,043	Deutsche Telekom AG	6,160,835	0.4
400,044	Koninklijke KPN NV	1,263,082	0.1
117,346	Softbank Corp.	6,984,820	0.4
519,904	Telefonica S.A.	7,464,553	0.5
3,236,417	Vodafone Group PLC	11,096,492	0.7
6,037,488	Other Securities	36,701,646	2.4
		75,758,407	4.9
	Utilities: 3.7%
460,332	National Grid PLC	6,531,795	0.4
6,442,959	Other Securities	50,728,230	3.3
		57,260,025	3.7
	Total Common Stock (Cost $1,456,090,153)	1,500,797,508	96.9
PREFERRED STOCK: 0.6%
	Consumer Discretionary: 0.4%
45,184	Other Securities	6,438,868	0.4
	Consumer Staples: 0.2%
21,824	Other Securities	2,350,842	0.2
	Materials: 0.0%
9,233	Other Securities	367,742	0.0
	Total Preferred Stock (Cost $8,423,409)	9,157,452	0.6

Shares		Value	Percentage of Net Assets
RIGHTS: 0.0%
	Energy: 0.0%
122,151	Other Securities	$67,549	0.0
	Financials: 0.0%
727,638	Other Securities	69,558	0.0
	Utilities: 0.0%
37,754	Other Securities	26,427	0.0
	Total Rights (Cost $134,938)	163,534	0.0
	Total Long-Term Investments (Cost $1,464,648,500)	1,510,118,494	97.5

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.6%
	Securities Lending Collateralcc: 0.6%
2,304,423	Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%,due 01/02/15 (Repurchase Amount $2,304,434, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $2,350,511, due 01/01/15-09/01/49)	2,304,423	0.1
2,304,423	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $2,304,442, collateralized by various U.S. Government Securities, 0.625%-3.125%, Market Value plus accrued interest $2,350,512, due 09/30/17-02/15/42)	2,304,423	0.2

See Accompanying Notes to Financial Statements

108

Voya International Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
485,107	Nomura Securities, Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $485,109, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $494,809, due 01/07/15-10/20/64)	$485,107	0.0
2,304,423	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $2,304,434, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.375%-7.250%, Market Value plus accrued interest $2,350,512, due 11/15/15-07/15/56)	2,304,423	0.1
2,304,423	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/14, 0.15%,due 01/02/15 (Repurchase Amount $2,304,442, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $2,350,742, due 04/15/16-02/15/42)	2,304,423	0.2
		9,702,799	0.6

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.0%
14,420,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $14,420,000)	$14,420,000	1.0
	Total Short-Term Investments (Cost $24,122,799)	24,122,799	1.6
	Total Investments in Securities (Cost $1,488,771,299)	$1,534,241,293	99.1
	Assets in Excess of Other Liabilities	13,227,769	0.9
	Net Assets	$1,547,469,062	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2014.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security.

cc	Represents securities purchased with cash collateral received for securities on loan.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $1,501,403,396.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$128,264,454
Gross Unrealized Depreciation	(95,426,557)
Net Unrealized Appreciation	$32,837,897

See Accompanying Notes to Financial Statements

109

Voya International Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$5,650,646	$173,977,018	$—	$179,627,664
Consumer Staples	892,744	163,912,404	—	164,805,148
Energy	404,132	85,004,077	—	85,408,209
Financials	10,480,781	380,962,470	—	391,443,251
Health Care	448,568	166,318,183	—	166,766,751
Industrials	1,989,021	192,498,447	—	194,487,468
Information Technology	—	71,427,294	—	71,427,294
Materials	—	113,813,291	—	113,813,291
Telecommunication Services	1,239,828	74,518,579	—	75,758,407
Utilities	904,231	56,355,794	—	57,260,025
Total Common Stock	22,009,951	1,478,787,557	—	1,500,797,508
Preferred Stock	—	9,157,452	—	9,157,452
Rights	137,107	26,427	—	163,534
Short-Term Investments	14,420,000	9,702,799	—	24,122,799
Total Investments, at fair value	$36,567,058	$1,497,674,235	$—	$1,534,241,293
Other Financial Instruments+
Futures	36,344	—	—	36,344
Total Assets	$36,603,402	$1,497,674,235	$—	$1,534,277,637

(1)	For the year ended December 31, 2014, as a result of the fair value pricing procedures for international equities utilized by the Portfolio, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Portfolio’s policy is to recognize transfers between levels at the beginning of the reporting period. At December 31, 2014, securities valued at $6,779,005 and $3,095,350 were transferred from Level 1 to Level 2 and Level 2 to Level 1, respectively, within the fair value hierarchy.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2014, the following futures contracts were outstanding for Voya International Index Portfolio:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Mini MSCI EAFE Index	190	03/20/15	$16,700,050	$36,344
			$16,700,050	$36,344

See Accompanying Notes to Financial Statements

110

Voya International Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$36,344
Total Asset Derivatives		$36,344

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(1,773,676)
Total	$(1,773,676)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(1,254,307)
Total	$(1,254,307)

See Accompanying Notes to Financial Statements

111

Voya Japan TOPIX Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.5%
	Consumer Discretionary: 20.9%
68,800	Bridgestone Corp.	$2,386,118	0.7
51,800	Denso Corp.	2,414,286	0.7
4,200	Fast Retailing Co., Ltd.	1,528,360	0.4
71,500	Fuji Heavy Industries Ltd.	2,530,098	0.7
187,800	Honda Motor Co., Ltd.	5,509,730	1.5
62,600	Mazda Motor Corp.	1,503,375	0.4
75,300	Mitsubishi Motors Corp.	687,901	0.2
293,600	Nissan Motor Co., Ltd.	2,560,711	0.7
252,300	Panasonic Corp.	2,971,700	0.8
133,812	Sony Corp.	2,731,003	0.8
287,160	Toyota Motor Corp.	17,895,063	4.9
2,808,445	Other Securities(a)	32,979,909	9.1
		75,698,254	20.9
	Consumer Staples: 7.3%
129,800	Japan Tobacco, Inc.	3,572,458	1.0
60,400	Kao Corp.	2,381,847	0.6
2,500	Mitsubishi Shokuhin Co. Ltd.	54,425	0.0
86,500	Seven & I Holdings Co., Ltd.	3,111,521	0.9
1,190,292	Other Securities(a)	17,255,609	4.8
		26,375,860	7.3
	Energy: 0.9%
552,010	Other Securities(a)	3,477,861	0.9
	Financials: 17.3%
129,600	Dai-ichi Life Insurance Co., Ltd.	1,967,309	0.5
195,000	Daiwa Securities Group, Inc.	1,526,877	0.4
152,000	Mitsubishi Estate Co., Ltd.	3,202,773	0.9
1,649,100	Mitsubishi UFJ Financial Group, Inc.	9,060,534	2.5
52,400	Mitsubishi UFJ Lease & Finance Co., Ltd.	246,428	0.1
110,000	Mitsui Fudosan Co., Ltd.	2,949,711	0.8
64,011	MS&AD Insurance Group Holdings, Inc.	1,516,947	0.4
2,828,000	Mizuho Financial Group, Inc.	4,740,586	1.3
422,800	Nomura Holdings, Inc.	2,392,640	0.7
12,200	Nomura Real Estate Holdings, Inc.	208,772	0.1
144,000	ORIX Corp.	1,811,923	0.5
30,100	Osaka Securities Exchange Co. Ltd.	701,667	0.2

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
155,652	Sumitomo Mitsui Financial Group, Inc.	$5,627,244	1.6
447,440	Sumitomo Mitsui Trust Holdings, Inc.	1,713,824	0.5
50,000	Sumitomo Realty & Development Co., Ltd.	1,703,458	0.5
83,900	Tokio Marine Holdings, Inc.	2,724,879	0.7
3,313,785	Other Securities(a)	20,458,466	5.6
		62,554,038	17.3
	Health Care: 5.8%
249,700	Astellas Pharma, Inc.	3,476,349	1.0
82,100	Takeda Pharmaceutical Co., Ltd.	3,398,760	0.9
614,650	Other Securities(a)	13,991,661	3.9
		20,866,770	5.8
	Industrials: 21.0%
18,900	Central Japan Railway Co.	2,832,663	0.8
30,000	Daikin Industries Ltd.	1,923,722	0.5
38,500	East Japan Railway Co.	2,901,778	0.8
21,800	Fanuc Ltd.	3,594,393	1.0
169,700	Itochu Corp.	1,811,564	0.5
107,100	Komatsu Ltd.	2,367,759	0.7
107,000	Kubota Corp.	1,553,081	0.4
158,700	Mitsubishi Corp.	2,904,230	0.8
211,000	Mitsubishi Electric Corp.	2,506,271	0.7
352,000	Mitsubishi Heavy Industries Ltd.	1,942,543	0.5
14,000	Mitsubishi Logistics Corp.	203,614	0.1
1,600	Mitsubishi Pencil Co., Ltd.	47,751	0.0
175,200	Mitsui & Co., Ltd.	2,346,477	0.6
6,500	SMC Corp.	1,704,457	0.5
433,000	Toshiba Corp.	1,826,091	0.5
6,595,848	Other Securities(a)	45,566,325	12.6
		76,032,719	21.0
	Information Technology: 10.5%
121,266	Canon, Inc.	3,854,289	1.1
50,200	Fuji Photo Film Co., Ltd.	1,531,781	0.4
503,146	Hitachi Ltd.	3,713,603	1.0
50,100	Hoya Corp.	1,694,624	0.5
4,800	Keyence Corp.	2,138,855	0.6

See Accompanying Notes to Financial Statements

112

Voya Japan TOPIX Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Information Technology (continued)
34,500		Kyocera Corp.	$1,578,707	0.4
22,020		Murata Manufacturing Co., Ltd.	2,402,845	0.7
11,500		Nomura Research Institute Ltd.	351,730	0.1
300		Panasonic Information Systems	7,686	0.0
1,859,942		Other Securities(a)	20,637,976	5.7
			37,912,096	10.5
		Materials: 7.0%
136,520		Mitsubishi Materials Corp.	452,895	0.1
51,000	@	Mitsubishi Paper Mills Ltd.	36,864	0.0
11,000		Mitsubishi Steel Manufacturing Co., Ltd.	22,458	0.0
927,355		Nippon Steel Corp.	2,300,428	0.7
1,400		Osaka Steel Co., Ltd.	23,857	0.0
39,500		Shin-Etsu Chemical Co., Ltd.	2,571,441	0.7
3,564,710		Other Securities(a)	19,996,380	5.5
			25,404,323	7.0
		Telecommunication Services: 4.8%
69,500		KDDI Corp.	4,366,271	1.2
80,600		Nippon Telegraph & Telephone Corp.	4,117,260	1.1
170,500		NTT DoCoMo, Inc.	2,483,002	0.7
108,750		Softbank Corp.	6,473,158	1.8
			17,439,691	4.8
		Utilities: 2.0%
215,000		Osaka Gas Co., Ltd.	803,015	0.2
866,500		Other Securities	6,549,829	1.8
			7,352,844	2.0
		Total Common Stock (Cost $325,506,649)	353,114,456	97.5

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.9%
	Securities Lending Collateralcc: 1.9%
1,663,516	Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $1,663,524, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,696,786, due 01/01/15-09/01/49)	$1,663,516	0.5
1,663,516	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $1,663,530, collateralized by various U.S. Government Securities, 0.625%-3.125%, Market Value plus accrued interest $1,696,786, due 09/30/17-02/15/42)	1,663,516	0.4
350,193	Nomura Securities, Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $350,195, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $357,197, due 01/07/15-10/20/64)	350,193	0.1

See Accompanying Notes to Financial Statements

113

Voya Japan TOPIX Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
1,663,516	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $1,663,524, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.375%-7.250%, Market Value plus accrued interest $1,696,786, due 11/15/15-07/15/56)	$1,663,516	0.5
1,663,516	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $1,663,530, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $1,696,953, due 04/15/16-02/15/42)	1,663,516	0.4
		7,004,257	1.9
	Total Short-Term Investments (Cost $7,004,257)	7,004,257	1.9
	Total Investments in Securities (Cost $332,510,906)	$360,118,713	99.4
	Assets in Excess of Other Liabilities	2,006,827	0.6
	Net Assets	$362,125,540	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security.

cc	Represents securities purchased with cash collateral received for securities on loan.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $336,916,641.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$60,474,719
Gross Unrealized Depreciation	(37,272,647)
Net Unrealized Appreciation	$23,202,072

See Accompanying Notes to Financial Statements

114

Voya Japan TOPIX Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$133,383	$75,564,871	$—	$75,698,254
Consumer Staples	22,459	26,353,401	—	26,375,860
Energy	—	3,477,861	—	3,477,861
Financials	198,156	62,355,882	—	62,554,038
Health Care	—	20,866,770	—	20,866,770
Industrials	695,008	75,337,711	—	76,032,719
Information Technology	61,440	37,850,656	—	37,912,096
Materials	—	25,404,323	—	25,404,323
Telecommunication Services	—	17,439,691	—	17,439,691
Utilities	—	7,352,844	—	7,352,844
Total Common Stock	1,110,446	352,004,010	—	353,114,456
Short-Term Investments	—	7,004,257	—	7,004,257
Total Investments, at fair value	$1,110,446	$359,008,267	$—	$360,118,713
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(52,377)	$—	$(52,377)
Futures	(19,057)	—	—	(19,057)
Total Liabilities	$(19,057)	$(52,377)	$—	$(71,434)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2014, the following forward foreign currency contracts were outstanding for Voya Japan TOPIX Index Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Citigroup, Inc.	Japanese Yen	630,000,000	Buy	03/18/15	$5,283,325	$5,263,222	$(20,103)
JPMorgan Chase & Co.	Japanese Yen	375,000,000	Buy	03/18/15	3,139,716	3,132,871	(6,845)
Societe Generale	Japanese Yen	230,000,000	Buy	03/18/15	1,942,363	1,921,493	(20,870)
							$(47,818)
Citigroup, Inc.	Japanese Yen	105,000,000	Sell	03/18/15	$872,645	$877,204	$(4,559)
							$(4,559)

At December 31, 2014, the following futures contracts were outstanding for Voya Japan TOPIX Index Portfolio:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Tokyo Price Index (TOPIX)	68	03/12/15	$7,990,483	$(19,057)
			$7,990,483	$(19,057)

See Accompanying Notes to Financial Statements

115

Voya Japan TOPIX Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$52,377
Equity contracts	Net Assets — Unrealized depreciation*	19,057
Total Liability Derivatives		$71,434

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$(829,961)	$—	$(829,961)
Equity contracts	—	654,153	654,153
Total	$(829,961)	$654,153	$(175,808)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$261,978	$—	$261,978
Equity contracts	—	(515,613)	(515,613)
Total	$261,978	$(515,613)	$(253,635)

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2014:

	Citigroup, Inc.	JPMorgan Chase & Co.	Societe Generale	Totals
Liabilities:
Forward foreign currency contracts	$24,662	$6,845	$20,870	$52,377
Total Liabilities	$24,662	$6,845	$20,870	$52,377
Net OTC derivative instruments by counterparty, at fair value	$(24,662)	$(6,845)	$(20,870)	$(52,377)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—
Net Exposure(1)	$(24,662)	$(6,845)	$(20,870)	$(52,377)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

116

Voya Russell™ Large Cap Growth Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.4%
		Consumer Discretionary: 15.9%
27,130	@	Amazon.com, Inc.	$8,419,796	1.6
171,150		Comcast Corp. - Class A	9,928,412	1.8
98,758		Home Depot, Inc.	10,366,627	1.9
73,570		Lowe’s Cos, Inc.	5,061,616	0.9
71,377		McDonald’s Corp.	6,688,025	1.2
50,440		Nike, Inc.	4,849,806	0.9
3,726	@	Priceline.com, Inc.	4,248,422	0.8
54,359		Starbucks Corp.	4,460,156	0.8
50,574		TJX Cos., Inc.	3,468,365	0.7
101,349		Twenty-First Century Fox, Inc. - Class A	3,892,308	0.7
104,797		Walt Disney Co.	9,870,829	1.8
195,642		Other Securities	15,090,128	2.8
			86,344,490	15.9
		Consumer Staples: 11.4%
135,700		Altria Group, Inc.	6,685,939	1.2
286,716		Coca-Cola Co.	12,105,149	2.2
59,094		Colgate-Palmolive Co.	4,088,714	0.8
29,922		Costco Wholesale Corp.	4,241,443	0.8
109,476		PepsiCo, Inc.	10,352,051	1.9
66,675		Philip Morris International, Inc.	5,430,679	1.0
51,824		Walgreens Boots Alliance, Inc.	3,948,989	0.7
215,539		Other Securities	15,162,488	2.8
			62,015,452	11.4
		Energy: 4.2%
39,463		EOG Resources, Inc.	3,633,358	0.7
93,914		Schlumberger Ltd.	8,021,195	1.5
199,724		Other Securities	10,922,806	2.0
			22,577,359	4.2
		Financials: 3.4%
65,506		American Express Co.	6,094,679	1.1
121,960		Other Securities	12,131,664	2.3
			18,226,343	3.4
		Health Care: 14.0%
114,817		AbbVie, Inc.	7,513,624	1.4
18,339	@	Actavis PLC	4,720,642	0.9
21,488		Allergan, Inc.	4,568,134	0.8
51,824		Amgen, Inc.	8,255,045	1.5
17,130	@	Biogen Idec, Inc.	5,814,779	1.1
57,831	@	Celgene Corp.	6,468,976	1.2

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care (continued)
45,897	@	Express Scripts Holding Co.	$3,886,099	0.7
110,892	@	Gilead Sciences, Inc.	10,452,680	1.9
230,704		Other Securities	24,435,134	4.5
			76,115,113	14.0
		Industrials: 10.1%
47,246		3M Co.	7,763,463	1.4
52,657		Boeing Co.	6,844,357	1.3
56,551		Honeywell International, Inc.	5,650,576	1.0
19,569		Lockheed Martin Corp.	3,768,402	0.7
65,411		Union Pacific Corp.	7,792,412	1.4
51,113		United Parcel Service, Inc. - Class B	5,682,232	1.1
190,602		Other Securities	17,342,586	3.2
			54,844,028	10.1
		Information Technology: 32.2%
45,678		Accenture PLC	4,079,502	0.8
435,406		Apple, Inc.	48,060,114	8.9
91,514	@	eBay, Inc.	5,135,766	0.9
142,580	@	Facebook, Inc.	11,124,092	2.0
20,510	@	Google, Inc.	10,796,464	2.0
20,270	@	Google, Inc. - Class A	10,756,478	2.0
68,309		International Business Machines Corp.	10,959,496	2.0
72,598		Mastercard, Inc.	6,255,044	1.2
385,934		Microsoft Corp.	17,926,634	3.3
237,173		Oracle Corp.	10,665,670	2.0
121,880		Qualcomm, Inc.	9,059,340	1.7
77,941		Texas Instruments, Inc.	4,167,116	0.8
36,209		Visa, Inc.	9,494,000	1.7
311,855		Other Securities	15,873,540	2.9
			174,353,256	32.2
		Materials: 3.6%
62,600		EI Du Pont de Nemours & Co.	4,628,644	0.9
34,924		Monsanto Co.	4,172,370	0.8
105,074		Other Securities	10,392,608	1.9
			19,193,622	3.6
		Telecommunication Services: 2.6%
299,036		Verizon Communications, Inc.	13,988,904	2.6
2,523		Other Securities	99,860	0.0
			14,088,764	2.6

See Accompanying Notes to Financial Statements

117

Voya Russell™ Large Cap Growth Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities: 0.0%
2,560	Other Securities	$196,864	0.0
	Total Common Stock (Cost $281,110,623)	527,955,291	97.4
SHORT-TERM INVESTMENTS: 5.0%
	Mutual Funds: 5.0%
27,241,055	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $27,241,055)	27,241,055	5.0
	Total Short-Term Investments (Cost $27,241,055)	27,241,055	5.0
	Total Investments in Securities (Cost $308,351,678)	$555,196,346	102.4
	Liabilities in Excess of Other Assets	(13,057,968)	(2.4)
	Net Assets	$542,138,378	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††	Rate shown is the 7-day yield as of December 31, 2014.

@	Non-income producing security.

Cost for federal income tax purposes is $308,409,917.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$247,904,690
Gross Unrealized Depreciation	(1,118,261)
Net Unrealized Appreciation	$246,786,429

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Common Stock*	$527,955,291	$—	$—	$527,955,291
Short-Term Investments	27,241,055	—	—	27,241,055
Total Investments, at fair value	$555,196,346	$—	$—	$555,196,346
Other Financial Instruments+
Futures	330,035	—	—	330,035
Total Assets	$555,526,381	$—	$—	$555,526,381

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

At December 31, 2014, the following futures contracts were outstanding for Voya Russell™ Large Cap Growth Index Portfolio:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	146	03/20/15	$14,982,520	$330,035
			$14,982,520	$330,035

See Accompanying Notes to Financial Statements

118

Voya Russell™ Large Cap Growth Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$330,035
Total Asset Derivatives		$330,035

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,701,759
Total	$1,701,759

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	167,316
Total	$167,316

See Accompanying Notes to Financial Statements

119

Voya Russell™ Large Cap Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.1%
		Consumer Discretionary: 10.3%
21,298	@	Amazon.com, Inc.	$6,609,834	0.8
146,843		Comcast Corp. - Class A	8,518,362	1.0
77,535		Home Depot, Inc.	8,138,849	0.9
56,033		McDonald’s Corp.	5,250,292	0.6
15,793		Time Warner Cable, Inc.	2,401,484	0.3
50,011		Time Warner, Inc.	4,271,940	0.5
98,179		Walt Disney Co.	9,247,480	1.1
846,391		Other Securities	43,361,715	5.1
			87,799,956	10.3
		Consumer Staples: 10.1%
112,614		Altria Group, Inc.	5,548,492	0.7
225,094		Coca-Cola Co.	9,503,469	1.1
66,285		CVS Caremark Corp.	6,383,908	0.7
85,941		PepsiCo, Inc.	8,126,581	1.0
89,169		Philip Morris International,Inc.	7,262,815	0.9
153,400		Procter & Gamble Co.	13,973,206	1.6
90,324		Wal-Mart Stores, Inc.	7,757,025	0.9
432,069		Other Securities	27,485,024	3.2
			86,040,520	10.1
		Energy: 9.1%
107,922		Chevron Corp.	12,106,690	1.4
69,603		ConocoPhillips	4,806,783	0.6
243,446		ExxonMobil Corp.	22,506,583	2.7
73,731		Schlumberger Ltd.	6,297,365	0.7
560,009		Other Securities	31,630,936	3.7
			77,348,357	9.1
		Financials: 15.4%
596,127		Bank of America Corp.	10,664,712	1.3
103,755	@	Berkshire Hathaway, Inc.	15,578,813	1.8
172,217		Citigroup, Inc.	9,318,662	1.1
25,352		Goldman Sachs Group, Inc.	4,913,978	0.6
214,559		JPMorgan Chase & Co.	13,427,102	1.6
270,728		Wells Fargo & Co.	14,841,309	1.7
930,216		Other Securities	62,210,574	7.3
			130,955,150	15.4
		Health Care: 14.5%
90,139		AbbVie, Inc.	5,898,696	0.7
42,914		Amgen, Inc.	6,835,771	0.8
93,943		Bristol-Myers Squibb Co.	5,545,455	0.6
45,403	@	Celgene Corp.	5,078,780	0.6
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care (continued)
87,062	@	Gilead Sciences, Inc.	$8,206,464	1.0
160,383		Johnson & Johnson	16,771,251	2.0
165,675		Merck & Co., Inc.	9,408,683	1.1
361,608		Pfizer, Inc.	11,264,089	1.3
55,544		UnitedHealth Group, Inc.	5,614,943	0.7
460,360		Other Securities	48,709,409	5.7
			123,333,541	14.5
		Industrials: 10.1%
37,090		3M Co.	6,094,629	0.7
41,340		Boeing Co.	5,373,373	0.6
568,471		General Electric Co.	14,365,262	1.7
51,355		Union Pacific Corp.	6,117,921	0.7
51,967		United Technologies Corp.	5,976,205	0.7
547,199		Other Securities	48,178,672	5.7
			86,106,062	10.1
		Information Technology: 20.5%
341,823		Apple, Inc.	37,730,423	4.4
290,402		Cisco Systems, Inc.	8,077,532	1.0
111,931	@	Facebook, Inc.	8,732,857	1.0
16,101	@	Google, Inc.	8,475,566	1.0
15,913	@	Google, Inc. - Class A	8,444,392	1.0
53,628		International Business Machines Corp.	8,604,076	1.0
282,209		Intel Corp.	10,241,365	1.2
56,998		Mastercard, Inc.	4,910,948	0.6
468,279		Microsoft Corp.	21,751,559	2.6
186,206		Oracle Corp.	8,373,684	1.0
95,687		Qualcomm, Inc.	7,112,415	0.8
28,426		Visa, Inc.	7,453,297	0.9
719,943		Other Securities	33,804,616	4.0
			173,712,730	20.5
		Materials: 2.5%
290,335		Other Securities	21,013,003	2.5
		Telecommunication Services: 2.7%
294,245		AT&T, Inc.	9,883,689	1.2
234,760		Verizon Communications, Inc.	10,982,073	1.3
89,588		Other Securities	1,869,793	0.2
			22,735,555	2.7

See Accompanying Notes to Financial Statements

120

Voya Russell™ Large Cap Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities: 1.9%
251,027	Other Securities	$15,882,799	1.9
	Total Common Stock (Cost $359,453,988)	824,927,673	97.1

SHORT-TERM INVESTMENTS: 2.8%
	Mutual Funds: 2.8%
23,614,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $23,614,000)	23,614,000	2.8
	Total Short-Term Investments (Cost $23,614,000)	23,614,000	2.8
	Total Investments in Securities (Cost $383,067,988)	$848,541,673	99.9
	Assets in Excess of Other Liabilities	939,048	0.1
	Net Assets	$849,480,721	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††	Rate shown is the 7-day yield as of December 31, 2014.

@	Non-income producing security.

Cost for federal income tax purposes is $387,756,383.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$466,753,355
Gross Unrealized Depreciation	(5,968,065)
Net Unrealized Appreciation	$460,785,290

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Common Stock*	$824,927,673	$—	$—	$824,927,673
Short-Term Investments	23,614,000	—	—	23,614,000
Total Investments, at fair value	$848,541,673	$—	$—	$848,541,673
Other Financial Instruments+
Futures	527,706	—	—	527,706
Total Assets	$849,069,379	$—	$—	$849,069,379

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

At December 31, 2014, the following futures contracts were outstanding for Voya Russell™ Large Cap Index Portfolio:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	250	03/20/15	$25,655,000	$527,706
			$25,655,000	$527,706

See Accompanying Notes to Financial Statements

121

Voya Russell™ Large Cap Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$527,706
Total Asset Derivatives		$527,706

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,221,288
Total	$1,221,288

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$245,854
Total	$245,854

See Accompanying Notes to Financial Statements

122

Voya Russell™ Large Cap Value Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.2%
		Consumer Discretionary: 4.6%
106,093		Ford Motor Co.	$1,644,442	0.8
43,817		General Motors Co.	1,529,651	0.7
15,567		Target Corp.	1,181,691	0.6
24,100		Time Warner, Inc.	2,058,622	1.0
63,328		Other Securities	3,231,812	1.5
			9,646,218	4.6
		Consumer Staples: 8.7%
27,408		CVS Caremark Corp.	2,639,665	1.3
46,213		Mondelez International, Inc.	1,678,687	0.8
17,749		Philip Morris International, Inc.	1,445,656	0.7
69,715		Procter & Gamble Co.	6,350,339	3.1
39,088		Wal-Mart Stores, Inc.	3,356,878	1.6
43,292		Other Securities	2,530,158	1.2
			18,001,383	8.7
		Energy: 13.8%
52,010		Chevron Corp.	5,834,482	2.8
33,542		ConocoPhillips	2,316,410	1.1
117,326		ExxonMobil Corp.	10,846,789	5.2
21,464		Occidental Petroleum Corp.	1,730,213	0.8
157,929		Other Securities	8,006,736	3.9
			28,734,630	13.8
		Financials: 27.1%
39,523		American International Group, Inc.	2,213,683	1.1
287,295		Bank of America Corp.	5,139,707	2.5
31,156		Bank of New York Mellon Corp.	1,263,999	0.6
50,003	@	Berkshire Hathaway, Inc.	7,507,950	3.6
15,618		Capital One Financial Corp.	1,289,266	0.6
82,996		Citigroup, Inc.	4,490,914	2.2
12,218		Goldman Sachs Group, Inc.	2,368,215	1.1
103,402		JPMorgan Chase & Co.	6,470,897	3.1
25,562		Metlife, Inc.	1,382,649	0.7
41,902		Morgan Stanley	1,625,798	0.8
14,593		PNC Financial Services Group, Inc.	1,331,319	0.6
46,932		US Bancorp.	2,109,593	1.0
130,473		Wells Fargo & Co.	7,152,530	3.5
162,080		Other Securities	11,868,641	5.7
			56,215,161	27.1
		Health Care: 14.8%
41,034		Abbott Laboratories	1,847,351	0.9
29,114		Bristol-Myers Squibb Co.	1,718,599	0.8
12,318		Covidien PLC	1,259,885	0.6
26,878		Eli Lilly & Co.	1,854,313	0.9
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care (continued)
65,159		Johnson & Johnson	$6,813,677	3.3
27,294		Medtronic, Inc.	1,970,627	1.0
68,664		Merck & Co., Inc.	3,899,429	1.9
174,270		Pfizer, Inc.	5,428,510	2.6
26,770		UnitedHealth Group, Inc.	2,706,179	1.3
28,701		Other Securities	3,143,837	1.5
			30,642,407	14.8
		Industrials: 10.0%
13,439		Caterpillar, Inc.	1,230,072	0.6
8,355		General Dynamics Corp.	1,149,815	0.6
273,964		General Electric Co.	6,923,070	3.3
22,242		United Technologies Corp.	2,557,830	1.2
124,471		Other Securities	8,886,818	4.3
			20,747,605	10.0
		Information Technology: 8.5%
139,955		Cisco Systems, Inc.	3,892,848	1.9
50,394		EMC Corp.	1,498,718	0.7
51,776		Hewlett-Packard Co.	2,077,771	1.0
124,441		Intel Corp.	4,515,964	2.2
79,665		Microsoft Corp.	3,700,439	1.8
25,881	@	Yahoo!, Inc.	1,307,249	0.6
31,055		Other Securities	755,519	0.3
			17,748,508	8.5
		Materials: 1.4%
27,633		Dow Chemical Co.	1,260,341	0.6
35,583		Other Securities	1,603,330	0.8
			2,863,671	1.4
		Telecommunication Services: 2.7%
141,811		AT&T, Inc.	4,763,432	2.3
41,855		Other Securities	859,554	0.4
			5,622,986	2.7
		Utilities: 3.6%
19,322		Duke Energy Corp.	1,614,160	0.8
11,915		NextEra Energy, Inc.	1,266,445	0.6
24,358		Southern Co.	1,196,222	0.5
64,413		Other Securities	3,503,042	1.7
			7,579,869	3.6
		Total Common Stock (Cost $127,265,338)	197,802,438	95.2

See Accompanying Notes to Financial Statements

123

Voya Russell™ Large Cap Value Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.4%
	Mutual Funds: 4.4%
9,062,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $9,062,000)	$9,062,000	4.4
	Total Short-Term Investments (Cost $9,062,000)	9,062,000	4.4
	Total Investments in Securities (Cost $136,327,338)	$206,864,438	99.6
	Assets in Excess of Other Liabilities	822,062	0.4
	Net Assets	$207,686,500	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††	Rate shown is the 7-day yield as of December 31, 2014.

@	Non-income producing security.

Cost for federal income tax purposes is $140,119,260.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$71,189,496
Gross Unrealized Depreciation	(4,444,318)
Net Unrealized Appreciation	$66,745,178

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Common Stock*	$197,802,438	$—	$—	$197,802,438
Short-Term Investments	9,062,000	—	—	9,062,000
Total Investments, at fair value	$206,864,438	$—	$—	$206,864,438
Other Financial Instruments+
Futures	127,236	—	—	127,236
Total Assets	$206,991,674	$—	$—	$206,991,674

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

At December 31, 2014, the following futures contracts were outstanding for Voya Russell™ Large Cap Value Index Portfolio:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	94	03/20/15	$9,646,280	$127,236
			$9,646,280	$127,236

See Accompanying Notes to Financial Statements

124

Voya Russell™ Large Cap Value Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$127,236
Total Asset Derivatives		$127,236

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$764,397
Total	$764,397

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$15,040
Total	$15,040

See Accompanying Notes to Financial Statements

125

Voya Russell™ Mid Cap Growth Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.7%
		Consumer Discretionary: 24.6%
4,141	@	Autozone, Inc.	$2,563,735	0.6
3,947	@	Chipotle Mexican Grill, Inc.	2,701,761	0.6
29,142		Discovery Communications, Inc. - Class A	1,003,942	0.2
29,142		Discovery Communications, Inc. - Class C	982,668	0.2
29,951	@	Dollar General Corp.	2,117,536	0.5
26,259	@	Dollar Tree, Inc.	1,848,108	0.4
18,254		Genuine Parts Co.	1,945,329	0.5
27,723		Harley-Davidson, Inc.	1,827,223	0.4
35,466		Macy’s, Inc.	2,331,889	0.5
24,584		Marriott International, Inc.	1,918,290	0.5
34,562		McGraw-Hill Cos., Inc.	3,075,327	0.7
25,940	@	Michael Kors Holdings Ltd.	1,948,094	0.5
7,612	@	NetFlix, Inc.	2,600,335	0.6
32,813		Omnicom Group, Inc.	2,542,023	0.6
13,468	@	O’Reilly Automotive, Inc.	2,594,206	0.6
26,970		Ross Stores, Inc.	2,542,192	0.6
12,068	L@	Tesla Motors, Inc.	2,684,044	0.6
43,804		VF Corp.	3,280,920	0.8
1,544,957		Other Securities(a)	64,835,078	15.2
			105,342,700	24.6
		Consumer Staples: 7.9%
18,985	@	Constellation Brands, Inc.	1,863,758	0.4
18,985		Hershey Co.	1,973,111	0.5
17,958		Keurig Green Mountain, Inc.	2,377,549	0.5
64,783		Kroger Co.	4,159,717	1.0
46,032		Lorillard, Inc.	2,897,254	0.7
25,660		Mead Johnson Nutrition Co.	2,579,856	0.6
18,177	@	Monster Beverage Corp.	1,969,478	0.5
374,173		Other Securities(a)	15,809,763	3.7
			33,630,486	7.9
		Energy: 5.0%
30,205	@	Cheniere Energy, Inc.	2,126,432	0.5
491,672		Other Securities(a)	19,147,533	4.5
			21,273,965	5.0
		Financials: 8.8%
28,930		Aon PLC	2,743,432	0.7
42,384		Crown Castle International Corp.	3,335,621	0.8
24,007		Moody’s Corp.	2,300,110	0.5
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials (continued)
33,358		T. Rowe Price Group, Inc.	$2,864,118	0.7
506,086		Other Securities(a)	26,242,006	6.1
			37,485,287	8.8
		Health Care: 13.7%
28,675		AmerisourceBergen Corp.	2,585,338	0.6
37,831	@	Cerner Corp.	2,446,153	0.6
17,723	@	Illumina, Inc.	3,271,311	0.8
4,227	@	Intuitive Surgical, Inc.	2,235,829	0.5
47,450	@	Mylan Laboratories	2,674,757	0.6
30,029	@	Vertex Pharmaceuticals, Inc.	3,567,445	0.8
63,610		Zoetis, Inc.	2,737,138	0.7
510,965		Other Securities(a)	38,823,010	9.1
			58,340,981	13.7
		Industrials: 16.3%
41,250		Paccar, Inc.	2,805,412	0.7
17,580		Rockwell Automation, Inc.	1,954,896	0.5
78,179		Southwest Airlines Co.	3,308,535	0.8
47,457		Tyco International Plc	2,081,464	0.5
47,422	@	United Continental Holdings, Inc.	3,172,058	0.7
7,402		WW Grainger, Inc.	1,886,696	0.4
930,308		Other Securities(a)	54,500,800	12.7
			69,709,861	16.3
		Information Technology: 17.5%
7,473		Alliance Data Systems Corp.	2,137,651	0.5
39,907		Amphenol Corp.	2,147,396	0.5
103,263		Applied Materials, Inc.	2,573,314	0.6
31,720		Avago Technologies Ltd.	3,190,715	0.7
31,644	@	Fiserv, Inc.	2,245,775	0.5
36,093		Intuit, Inc.	3,327,414	0.8
13,246	@	LinkedIn Corp.	3,042,738	0.7
65,424	@	Twitter, Inc.	2,346,759	0.6
1,271,370		Other Securities(a)	53,883,102	12.6
			74,894,864	17.5
		Materials: 4.8%
10,932		Sherwin-Williams Co.	2,875,553	0.7
279,572		Other Securities	17,750,952	4.1
			20,626,505	4.8
		Telecommunication Services: 1.0%
124,200		Other Securities	4,169,976	1.0

See Accompanying Notes to Financial Statements

126

Voya Russell™ Mid Cap Growth Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities: 0.2%
25,941	Other Securities	$919,926	0.2
	Total Common Stock (Cost $258,978,568)	426,394,551	99.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.1%
	Securities Lending Collateralcc: 2.3%
2,253,389	Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $2,253,400, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $2,298,457, due 01/01/15-09/01/49)	2,253,389	0.5
2,253,389	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $2,253,408, collateralized by various U.S. Government Securities, 0.625%-3.125%, Market Value plus accrued interest $2,298,457, due 09/30/17-02/15/42)	2,253,389	0.5
474,369	Nomura Securities, Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $474,371, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $483,856, due 01/07/15-10/20/64)	474,369	0.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
2,253,389	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $2,253,400, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.375%-7.250%, Market Value plus accrued interest $2,298,457, due 11/15/15-07/15/56)	$2,253,389	0.5
2,253,389	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $2,253,408, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $2,298,683, due 04/15/16-02/15/42)	2,253,389	0.6
		9,487,925	2.2

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.9%
3,923,001	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $3,923,001)	3,923,001	0.9
	Total Short-Term Investments (Cost $13,410,926)	13,410,926	3.1
	Total Investments in Securities (Cost $272,389,494)	$439,805,477	102.9
	Liabilities in Excess of Other Assets	(12,207,299)	(2.9)
	Net Assets	$427,598,178	100.0

See Accompanying Notes to Financial Statements

127

Voya Russell™ Mid Cap Growth Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2014.

@	Non-income producing security.

cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2014.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $273,004,447.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$175,791,266
Gross Unrealized Depreciation	(8,990,236)
Net Unrealized Appreciation	$166,801,030

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Common Stock*	$426,394,552	$—	$—	$426,394,552
Short-Term Investments	3,923,000	9,487,925	—	13,410,925
Total Investments, at fair value	$430,317,552	$9,487,925	$—	$439,805,477
Other Financial Instruments+
Futures	146,550	—	—	146,550
Total Assets	$430,464,102	$9,487,925	$—	$439,952,027

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

At December 31, 2014, the following futures contracts were outstanding for Voya Russell™ Mid Cap Growth Index Portfolio:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P Mid 400 E-Mini	30	03/20/15	$4,345,800	$146,550
			$4,345,800	$146,550

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$146,550
Total Asset Derivatives		$146,550

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

128

Voya Russell™ Mid Cap Growth Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$287,363
Total	$287,363

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$111,645
Total	$111,645

See Accompanying Notes to Financial Statements

129

Voya Russell™ Mid Cap Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.1%
		Consumer Discretionary: 17.7%
11,476	@	Autozone, Inc.	$7,104,906	0.3
10,938	@	Chipotle Mexican Grill, Inc.	7,487,170	0.3
109,043	@	Dollar General Corp.	7,709,340	0.3
85,504		L Brands, Inc.	7,400,371	0.3
33,372		Liberty Media Corp. - A	1,177,030	0.1
66,765		Liberty Media Corp. - C	2,338,778	0.1
172,652		Liberty Media Corp. - Interactive	5,079,422	0.2
127,282		Macy’s, Inc.	8,368,792	0.4
95,772		McGraw-Hill Cos., Inc.	8,521,793	0.4
21,095	@	NetFlix, Inc.	7,206,263	0.3
37,324	@	O’Reilly Automotive, Inc.	7,189,349	0.3
33,434	@	Tesla Motors, Inc.	7,436,056	0.3
121,367		VF Corp.	9,090,388	0.4
7,463,152		Other Securities(a)	321,872,024	14.0
			407,981,682	17.7
		Consumer Staples: 5.7%
179,283		Kroger Co.	11,511,762	0.5
127,571		Lorillard, Inc.	8,029,319	0.4
71,104		Mead Johnson Nutrition Co.	7,148,796	0.3
2,097,801		Other Securities(a)	104,154,493	4.5
			130,844,370	5.7
		Energy: 4.2%
3,045,414		Other Securities(a)	98,085,832	4.2
		Financials: 20.4%
66,811		Ameriprise Financial, Inc.	8,835,755	0.4
104,379		Aon PLC	9,898,261	0.4
45,594		AvalonBay Communities, Inc.	7,449,604	0.3
117,452		Crown Castle International Corp.	9,243,472	0.4
114,753		Health Care Real Estate Investment Trust, Inc.	8,683,359	0.4
40,521		Intercontinental Exchange, Inc.	8,885,850	0.4
175,833		ProLogis, Inc.	7,566,094	0.3
187,457		SunTrust Bank	7,854,448	0.3
92,426		T. Rowe Price Group, Inc.	7,935,696	0.4
103,570		Ventas, Inc.	7,425,969	0.3
65,947		Vornado Realty Trust	7,762,621	0.3
48,039		Voya Financial, Inc.	2,035,893	0.1
11,989,981		Other Securities(a)	377,154,576	16.4
			470,731,598	20.4
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care: 11.6%
79,449		AmerisourceBergen Corp.	$7,163,122	0.3
119,707		Cardinal Health, Inc.	9,663,946	0.4
94,522		Cigna Corp.	9,727,259	0.4
114,849	@	HCA Holdings, Inc.	8,428,768	0.4
54,459		Humana, Inc.	7,821,946	0.4
49,043	@	Illumina, Inc.	9,052,357	0.4
131,484	@	Mylan Laboratories	7,411,753	0.3
49,529		Perrigo Co. PLC	8,279,268	0.4
83,105	@	Vertex Pharmaceuticals, Inc.	9,872,874	0.4
176,256		Zoetis, Inc.	7,584,296	0.3
2,947,740		Other Securities(a)	182,402,793	7.9
			267,408,382	11.6
		Industrials: 12.8%
124,797		Paccar, Inc.	8,487,444	0.4
243,391		Southwest Airlines Co.	10,300,307	0.4
131,402	@	United Continental Holdings, Inc.	8,789,480	0.4
4,754,387		Other Securities(a)	267,395,929	11.6
			294,973,160	12.8
		Information Technology: 14.3%
428,285		Applied Materials, Inc.	10,672,862	0.5
87,902		Avago Technologies Ltd.	8,842,062	0.4
188,200		Broadcom Corp.	8,154,706	0.3
99,877		Intuit, Inc.	9,207,661	0.4
36,698	@	LinkedIn Corp.	8,429,898	0.4
79,582		Sandisk Corp.	7,797,444	0.3
78,318		Western Digital Corp.	8,669,803	0.4
7,425,295		Other Securities(a)	267,137,027	11.6
			328,911,463	14.3
		Materials: 5.6%
152,425		International Paper Co.	8,166,931	0.4
30,291		Sherwin-Williams Co.	7,967,745	0.3
2,434,187		Other Securities	113,949,638	4.9
			130,084,314	5.6
		Telecommunication Services: 0.7%
751,201		Other Securities	15,150,634	0.7

See Accompanying Notes to Financial Statements

130

Voya Russell™ Mid Cap Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities: 6.1%
114,641	Edison International	$7,506,693	0.3
233,759	PPL Corp.	8,492,464	0.4
177,987	Public Service Enterprise Group, Inc.	7,370,442	0.3
86,351	Sempra Energy	9,616,047	0.4
2,759,849	Other Securities	108,751,603	4.7
		141,737,249	6.1
	Total Common Stock (Cost $1,209,761,439)	2,285,908,684	99.1

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.1%
	Securities Lending Collateralcc: 1.2%
6,824,905	Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $6,824,939, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $6,961,403, due 01/01/15-09/01/49)	6,824,905	0.3
6,824,905	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $6,824,961, collateralized by various U.S. Government Securities, 0.625%-3.125%, Market Value plus accrued interest $6,961,403, due 09/30/17-02/15/42)	6,824,905	0.3
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
1,436,741	Nomura Securities, Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $1,436,747, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $1,465,476,due 01/07/15-10/20/64)	$1,436,741	0.0
6,824,905	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $6,824,939, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.375%-7.250%, Market Value plus accrued interest $6,961,404, due 11/15/15-07/15/56)	6,824,905	0.3
6,824,905	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $6,824,961, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $6,962,087, due 04/15/16-02/15/42)	6,824,905	0.3
		28,736,361	1.2

See Accompanying Notes to Financial Statements

131

Voya Russell™ Mid Cap Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.9%
20,787,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $20,787,000)	$20,787,000	0.9
	Total Short-Term Investments (Cost $49,523,361)	49,523,361	2.1
	Total Investments in Securities (Cost $1,259,284,800)	$2,335,432,045	101.2
	Liabilities in Excess of Other Assets	(28,263,201)	(1.2)
	Net Assets	$2,307,168,844	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2014.

@	Non-income producing security.

cc	Represents securities purchased with cash collateral received for securities on loan.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $1,269,436,885.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,119,598,137
Gross Unrealized Depreciation	(53,602,977)
Net Unrealized Appreciation	$1,065,995,160

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Common Stock*	$2,285,908,684	$—	$—	$2,285,908,684
Short-Term Investments	20,787,000	28,736,361	—	49,523,361
Total Investments, at fair value	$2,306,695,684	$28,736,361	$—	$2,335,432,045
Other Financial Instruments+
Futures	846,197	—	—	846,197
Total Assets	$2,307,541,881	$28,736,361	$—	$2,336,278,242

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

At December 31, 2014, the following futures contracts were outstanding for Voya Russell™ Mid Cap Index Portfolio:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P Mid 400 E-Mini	166	03/20/15	$24,046,760	$846,197
			$24,046,760	$846,197

See Accompanying Notes to Financial Statements

132

Voya Russell™ Mid Cap Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$846,197
Total Asset Derivatives		$846,197

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,936,974
Total	$1,936,974

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$623,679
Total	$623,679

See Accompanying Notes to Financial Statements

133

Voya Russell™ Small Cap Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.6%
		Consumer Discretionary: 13.5%
49,399		Brunswick Corp.	$2,532,193	0.2
10,248	@	Buffalo Wild Wings, Inc.	1,848,534	0.2
84,640		Dana Holding Corp.	1,840,073	0.2
295,364	@	Office Depot, Inc.	2,532,746	0.3
33,021	@	Tenneco, Inc.	1,869,319	0.2
19,660		Vail Resorts, Inc.	1,791,616	0.2
4,669,755		Other Securities(a)	117,269,856	12.2
			129,684,337	13.5
		Consumer Staples: 3.4%
20,073		Casey’s General Stores, Inc.	1,812,993	0.2
23,236	@	TreeHouse Foods, Inc.	1,987,375	0.2
26,912	@	United Natural Foods, Inc.	2,080,971	0.2
981,351		Other Securities(a)	26,386,451	2.8
			32,267,790	3.4
		Energy: 3.4%
3,986,403		Other Securities(a)	32,419,878	3.4
		Financials: 24.3%
117,828		CNO Financial Group, Inc.	2,028,998	0.2
90,982		CubeSmart	2,007,973	0.2
33,558		EPR Properties	1,933,948	0.2
54,588		First American Financial Corp.	1,850,533	0.2
44,933		Highwoods Properties, Inc.	1,989,633	0.2
170,743		Investors Bancorp, Inc.	1,916,590	0.2
53,300		LaSalle Hotel Properties	2,157,051	0.2
34,920		Prosperity Bancshares, Inc.	1,933,171	0.2
65,681		RLJ Lodging Trust	2,202,284	0.2
35,892	@	Stifel Financial Corp.	1,831,210	0.2
10,614,486		Other Securities(a)	213,342,618	22.3
			233,194,009	24.3
		Health Care: 14.5%
38,463	@	Cepheid, Inc.	2,082,387	0.2
39,709	@	DexCom, Inc.	2,185,980	0.3
50,662		Healthsouth Corp.	1,948,461	0.2
65,408	@	Isis Pharmaceuticals, Inc.	4,038,290	0.4
59,298	@	NPS Pharmaceuticals, Inc.	2,121,089	0.2
32,567	@	Parexel International Corp.	1,809,423	0.2
12,900	@	Puma Biotechnology, Inc.	2,441,583	0.3
30,781		Steris Corp.	1,996,148	0.2
35,831	@	Team Health Holdings, Inc.	2,061,357	0.2
24,980	@	WellCare Health Plans, Inc.	2,049,859	0.2
40,980		West Pharmaceutical Services, Inc.	2,181,775	0.2
7,488,306		Other Securities(a)	114,020,056	11.9
			138,936,408	14.5
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials: 14.0%
25,473		Curtiss-Wright Corp.	$1,798,139	0.2
37,203		Heico Corp.	2,247,061	0.3
130,975	@	JetBlue Airways Corp.	2,077,263	0.2
24,021	@	Moog, Inc.	1,778,275	0.2
18,617	@	Teledyne Technologies, Inc.	1,912,711	0.2
4,885,992		Other Securities(a)	123,883,336	12.9
			133,696,785	14.0
		Information Technology: 17.5%
50,695	@	Aspen Technology, Inc.	1,775,339	0.2
29,960	@	Cavium, Inc.	1,852,127	0.2
46,812	@	Cognex Corp.	1,934,740	0.2
21,143		FEI Co.	1,910,270	0.2
37,600		MAXIMUS, Inc.	2,061,984	0.2
154,492	@,L	RF Micro Devices, Inc.	2,563,022	0.3
32,907		SS&C Technologies Holdings, Inc.	1,924,730	0.2
90,805	@	Triquint Semiconductor, Inc.	2,501,678	0.3
18,979	@	Tyler Technologies, Inc.	2,077,062	0.2
16,523		Ultimate Software Group, Inc.	2,425,824	0.2
21,012	@	WEX, Inc.	2,078,507	0.2
7,529,105		Other Securities(a)	144,702,820	15.1
			167,808,103	17.5
		Materials: 4.6%
159,893		Graphic Packaging Holding Co.	2,177,742	0.2
50,324		PolyOne Corp.	1,907,783	0.2
2,139,952		Other Securities(a)	39,656,644	4.2
			43,742,169	4.6
		Telecommunication Services: 0.9%
972,304		Other Securities(a)	8,227,318	0.9
		Utilities: 3.5%
65,765	@	Dynegy, Inc.	1,995,968	0.2
28,059		Idacorp, Inc.	1,857,225	0.2
796,012		Other Securities(a)	29,905,614	3.1
			33,758,807	3.5
		Total Common Stock (Cost $600,923,953)	953,735,604	99.6

See Accompanying Notes to Financial Statements

134

Voya Russell™ Small Cap Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Shares		Value	Percentage of Net Assets
WARRANTS: 0.0%
	Energy: 0.0%
11,987	Other Securities	$4,647	0.0
	Total Warrants (Cost $–)	4,647	0.0
	Total Long-Term Investments (Cost $600,923,953)	953,740,251	99.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 6.1%
	Securities Lending Collateralcc: 5.6%
13,079,660	Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $13,079,725, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $13,341,253, due 01/01/15- 09/01/49)	13,079,660	1.4
949,501	Citigroup, Inc., Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $949,505, collateralized by various U.S. Government and U.S. Government Agency Obligations, 1.375%-8.000%, Market Value plus accrued interest $968,491, due 12/15/17-07/ 15/51)	949,501	0.1
13,079,660	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $13,079,768, collateralized by various U.S. Government Securities, 0.625%-3.125%, Market Value plus accrued interest $13,341,254, due 09/30/17- 02/15/42)	13,079,660	1.4

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
2,753,936	Nomura Securities, Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $2,753,948, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $2,809,015, due 01/07/15-10/20/64)	$2,753,936	0.3
11,000,000	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $11,000,054, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.375%-7.250%, Market Value plus accrued interest $11,220,001, due 11/15/15-07/15/56)	11,000,000	1.1
13,079,197	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $13,079,305, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $13,342,092, due 04/15/16-02/15/42)	13,079,197	1.3
		53,941,954	5.6

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.5%
4,771,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $4,771,000)	4,771,000	0.5
	Total Short-Term Investments (Cost $58,712,954)	58,712,954	6.1

See Accompanying Notes to Financial Statements

135

Voya Russell™ Small Cap Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Shares		Value	Percentage of Net Assets
	Total Investments in Securities (Cost $659,636,907)	$1,012,453,205	105.7
	Liabilities in Excess of Other Assets	(54,425,493)	(5.7)
	Net Assets	$958,027,712	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2014.

@	Non-income producing security.

cc	Represents securities purchased with cash collateral received for securities on loan.

L	Loaned security, a portion or all of the security is on loan at December 31, 2014.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $661,239,667.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$404,689,353
Gross Unrealized Depreciation	(53,475,815)
Net Unrealized Appreciation	$351,213,538

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$129,684,337	$—	$—	$129,684,337
Consumer Staples	32,267,790	—	—	32,267,790
Energy	32,419,878	—	—	32,419,878
Financials	233,194,009	—	—	233,194,009
Health Care	138,885,096	—	51,312	138,936,408
Industrials	133,208,805	487,980	—	133,696,785
Information Technology	167,808,103	—	—	167,808,103
Materials	43,742,169	—	—	43,742,169
Telecommunication Services	8,120,552	—	106,766	8,227,318
Utilities	33,758,807	—	—	33,758,807
Total Common Stock	953,089,546	487,980	158,078	953,735,604
Warrants	—	4,647	—	4,647
Short-Term Investments	4,771,000	53,941,954	—	58,712,954
Total Investments, at fair value	$957,860,546	$54,434,581	$158,078	$1,012,453,205
Other Financial Instruments+
Futures	251,615	—	—	251,615
Total Assets	$958,112,161	$54,434,581	$158,078	$1,012,704,820

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

136

Voya Russell™ Small Cap Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

At December 31, 2014, the following futures contracts were outstanding for Voya Russell™ Small Cap Index Portfolio:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Russell 2000® Mini Index	50	03/20/15	$6,003,500	$251,615
			$6,003,500	$251,615

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$251,615
Total Asset Derivatives		$251,615

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,618,970
Total	$1,618,970

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(2,175,818)
Total	$(2,175,818)

See Accompanying Notes to Financial Statements

137

Voya U.S. Bond Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 25.4%
		Basic Materials: 1.7%
4,365,000		Rio Tinto Finance USA Ltd., 6.500%, 07/15/18	$5,001,264	0.1
1,240,000		Rio Tinto Finance USA PLC, 1.375%-2.250%, 06/17/16-12/14/18	1,243,382	0.1
5,350,000		Southern Copper Corp., 5.375%-6.750%, 04/16/20-04/16/40	5,840,850	0.1
3,000,000		Teck Resources Ltd., 4.750%, 01/15/22	2,928,441	0.1
3,350,000		Teck Resources Ltd, 2.500%, 02/01/18	3,252,207	0.1
1,500,000	#	Xstrata Finance Canada Ltd., 2.700%, 10/25/17	1,518,691	0.0
44,125,000		Other Securities(a)	45,997,087	1.2
			65,781,922	1.7
		Communications: 3.4%
250,000	#	21st Century Fox America, Inc., 4.750%, 09/15/44	274,310	0.0
14,505,000		AT&T, Inc., 1.400%-6.500%, 05/15/16-09/01/37	15,931,532	0.4
5,500,000		Cisco Systems, Inc., 1.100%-5.500%, 03/03/17-01/15/40	5,901,485	0.2
6,585,000		Comcast Corp., 3.375%-6.500%, 11/15/17-01/15/43	7,197,058	0.2
300,000	#	Cox Communications, Inc., 3.250%, 12/15/22	295,063	0.0
1,500,000	#	NBCUniversal Enterprise, Inc., 1.974%, 04/15/19	1,486,747	0.0
6,105,000		Telefonica Emisiones SAU, 3.192%-5.462%, 02/16/16-02/16/21	6,512,506	0.2
6,825,000		Time Warner Cable, Inc., 4.125%-5.850%, 05/01/17-09/15/42	7,378,751	0.2
7,325,000	L	Time Warner, Inc., 2.100%-6.500%, 06/01/19-06/01/44	8,284,048	0.2
776,000	#	Verizon Communications, Inc., 2.625%, 02/21/20	768,041	0.0
4,636,000	#	Verizon Communications, Inc., 4.862%, 08/21/46	4,773,874	0.1
133,000	#	Verizon Communications, Inc., 5.012%, 08/21/54	138,199	0.0
16,181,000		Verizon Communications, Inc., 1.100%-6.550%, 11/01/17-09/15/43	17,715,735	0.5
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications (continued)
7,900,000		Viacom, Inc., 2.200%-5.850%, 12/15/16-04/01/44	$8,098,999	0.2
44,605,000		Other Securities(a)	48,526,451	1.2
			133,282,799	3.4
		Consumer, Cyclical: 1.4%
500,000	#	Daimler Finance North America LLC, 1.450%, 08/01/16	502,460	0.0
500,000	#	Daimler Finance North America LLC, 2.375%, 08/01/18	507,448	0.0
300,000		Ford Motor Co., 4.750%, 01/15/43	317,787	0.0
500,000		Ford Motor Credit Co. LLC, 7.450%, 07/16/31	680,589	0.0
1,000,000	#	Hyundai Capital America, 1.875%, 08/09/16	1,007,567	0.0
1,000,000	#	Hyundai Capital America, 2.875%, 08/09/18	1,021,064	0.1
4,125,000	#	Hyundai Capital America, 3.750%, 04/06/16	4,243,169	0.1
750,000	#	Nissan Motor Acceptance Corp., 1.000%, 03/15/16	750,695	0.0
400,000	#	Nissan Motor Acceptance Corp., 1.950%, 09/12/17	402,890	0.0
40,960,158		Other Securities	44,158,230	1.2
			53,591,899	1.4
		Consumer, Non-cyclical: 3.3%
6,195,000		Celgene Corp., 1.900%-4.625%, 08/15/17-05/15/44	6,461,584	0.2
5,500,000		Cigna Corp., 4.000%-5.125%, 06/15/20-02/15/22	5,955,290	0.2
500,000	#	ERAC USA Finance LLC, 2.350%, 10/15/19	496,830	0.0
500,000	#	ERAC USA Finance LLC, 3.850%, 11/15/24	508,088	0.0
5,750,000		UnitedHealth Group, Inc., 0.850%-6.000%, 10/15/15-03/15/23	5,936,985	0.1
103,222,000		Other Securities	109,852,857	2.8
			129,211,634	3.3
		Energy: 2.6%
500,000		Total Capital Canada Ltd., 2.750%, 07/15/23	485,919	0.0
3,500,000		Total Capital S.A., 4.450%, 06/24/20	3,844,543	0.1

See Accompanying Notes to Financial Statements

138

Voya U.S. Bond Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy (continued)
500,000		Total Capital SA, 2.125%, 08/10/18	$504,478	0.0
1,500,000		Total Capital International SA, 0.750%-2.750%, 01/25/16-06/19/21	1,504,714	0.0
92,830,000		Other Securities(a)	95,499,612	2.5
			101,839,266	2.6
		Financial: 8.0%
6,325,000		American Express Co., 7.000%, 03/19/18	7,323,072	0.2
500,000		American Express Credit Corp., 2.125%, 07/27/18	504,867	0.0
500,000	#	American Honda Finance Corp., 1.000%, 08/11/15	501,985	0.0
500,000	#	American Honda Finance Corp., 1.500%, 09/11/17	500,807	0.0
10,000,000		ANZ New Zealand Intl Ltd./London, 1.136%, 05/28/15	10,042,350	0.3
29,235,000		Bank of America Corp., 1.500%-6.500%, 10/09/15-10/22/26	30,981,512	0.8
11,494,000		Citigroup, Inc., 1.700%-8.125%, 07/25/16-05/06/44	12,981,223	0.3
5,500,000		Credit Suisse New York, 6.000%, 02/15/18	6,122,518	0.2
6,250,000		Ford Motor Credit Co. LLC, 1.700%-4.375%, 05/15/15-08/06/23	6,353,408	0.2
3,650,000		Ford Motor Credit Co., LLC, 2.500%-5.875%, 01/15/16-09/20/22	3,961,932	0.1
9,000,000		General Electric Capital Corp., 1.625%-6.750%, 07/02/15-01/14/38	11,811,694	0.3
500,000		Goldman Sachs Group, Inc./The, 2.550%, 10/23/19	498,174	0.0
21,590,000		Goldman Sachs Group, Inc., 3.625%-6.750%, 02/07/16-10/01/37	23,635,946	0.6
3,400,000		HSBC Holdings PLC, 6.500%, 09/15/37	4,382,974	0.1
1,500,000		HSBC USA, Inc., 1.625%-3.500%, 01/16/18-06/23/24	1,505,244	0.0
3,500,000	#	Hyundai Capital Services, Inc., 4.375%, 07/27/16	3,665,862	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
16,250,000		JPMorgan Chase & Co., 1.100%-5.500%, 10/15/15-10/15/40	$18,081,899	0.5
7,195,000		MetLife, Inc., 3.048%-6.750%, 06/01/16-12/15/44	7,678,846	0.2
14,800,000		Morgan Stanley, 2.125%-6.625%, 04/01/18-09/08/26	16,346,974	0.4
12,983,000		Wells Fargo & Co., 3.450%-5.606%, 04/01/21-01/15/44	14,634,958	0.4
122,154,000		Other Securities(a)	127,095,319	3.3
			308,611,564	8.0
		Industrial: 1.7%
5,900,000		Burlington Northern Santa Fe, LLC, 3.000%-4.900%, 09/15/21-04/01/44	6,171,025	0.2
1,379,000		General Electric Co., 2.700%-5.250%, 12/06/17-10/09/22	1,476,631	0.0
55,000,000		Other Securities	58,673,637	1.5
			66,321,293	1.7
		Technology: 1.2%
2,000,000		Apple Inc., 1.000%-4.450%, 05/03/18-05/06/44	2,029,392	0.1
5,250,000		Apple, Inc., 0.450%- 3.850%, 05/03/16-05/04/43	5,268,536	0.1
9,540,000		International Business Machines Corp., 1.625%-3.375%, 07/22/16-08/01/23	9,664,554	0.3
26,585,000		Other Securities	27,374,805	0.7
			44,337,287	1.2
		Utilities: 2.1%
5,005,000		Kentucky Utilities Co., 5.125%, 11/01/40	6,023,983	0.2
250,000	#	Monongahela Power Co., 5.400%, 12/15/43	301,374	0.0
5,920,000		Southern Co., 2.375%, 09/15/15	5,986,138	0.1
64,334,146		Other Securities(a)	69,535,870	1.8
			81,847,365	2.1
		Total Corporate Bonds/Notes
		(Cost $942,840,127)	984,825,029	25.4

See Accompanying Notes to Financial Statements

139

Voya U.S. Bond Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: 1.6%
6,023,736		Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.226%-5.886%, 07/15/44-11/15/44	$6,234,785	0.2
820,000	#	Ford Credit Auto Owner Trust/Ford Credit 2014-2 A, 2.310%, 04/15/26	823,129	0.0
7,940,131		Greenwich Capital Commercial Funding Corp., 5.224%-5.819%, 04/10/37-03/10/39	8,305,739	0.2
5,602,321		JPMorgan Chase Commercial Mortgage Securities Corp., 5.336%-5.698%, 05/15/47-02/12/51	5,965,056	0.1
1,000,000		Morgan Stanley Capital I Trust, 5.073%, 08/13/42	1,015,183	0.0
3,530,000		Morgan Stanley Bank of America Merrill Lynch Trust, 1.689%-3.134%, 12/15/48	3,581,045	0.1
3,907,054		Morgan Stanley Capital I, 4.989%-5.331%, 08/13/42-03/15/44	3,919,013	0.1
31,457,985		Other Securities	33,135,994	0.9
		Total Collateralized Mortgage Obligations
		(Cost $58,057,363)	62,979,944	1.6
MUNICIPAL BONDS: 1.0%
		California: 0.2%
4,335,000		State of California, 7.550%, 04/01/39	6,682,142	0.2
		Connecticut: 0.1%
3,735,000		Other Securities	4,691,646	0.1
		Illinois: 0.1%
4,400,000		Other Securities	4,400,453	0.1
		New Jersey: 0.2%
5,760,000		Other Securities	7,670,909	0.2
		New York: 0.1%
3,495,000		Other Securities	4,869,199	0.1
		Ohio: 0.2%
3,355,000		Other Securities	5,091,045	0.2
		Washington: 0.1%
3,900,000		Other Securities	4,758,507	0.1
		Total Municipal Bonds
		(Cost $31,516,417)	38,163,901	1.0
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: 0.6%
		Automobile Asset-Backed Securities: 0.3%
131,761		Bank of America Auto Trust, 0.780%, 06/15/16	$131,782	0.0
10,504,546		Other Securities	10,526,369	0.3
			10,658,151	0.3
		Credit Card Asset-Backed Securities: 0.3%
8,783,000		Other Securities	9,301,115	0.3
		Other Asset-Backed Securities: 0.0%
1,090,480		Other Securities	1,101,420	0.0
		Total Asset-Backed Securities
		(Cost $21,236,369)	21,060,686	0.6
U.S. GOVERNMENT AGENCY OBLIGATIONS: 32.5%
		Federal Home Loan Bank: 0.2%
8,000,000		2.000%, due 04/15/21	7,819,176	0.2
		Federal Home Loan Mortgage Corporation: 5.8%##
21,246,000		1.000%, due 09/29/17	21,211,390	0.6
37,400,000	W	3.500%, due 07/15/41	38,890,155	1.0
151,076,707	W	1.000%-6.750%, due
		05/27/16-09/01/44	164,450,579	4.2
			224,552,124	5.8
		Federal National Mortgage Association: 17.8%##
20,400,000		2.230%, due 12/06/22	19,795,527	0.5
46,046,000	W	2.500%, due 12/25/27	46,794,251	1.2
101,346,000	W	3.000%, due 11/25/42	102,270,389	2.7
50,739,927		3.000%, due 05/01/43	51,418,979	1.3
16,645,723		3.000%, due 07/01/43	16,866,452	0.4
38,386,000	W	3.500%, due 07/25/41	39,913,955	1.0
24,368,668		3.500%, due 11/01/42	25,438,606	0.7
63,284,000	W	4.000%, due 08/25/40	67,545,039	1.8
293,642,933	W	1.375%-7.250%, due 02/01/15-08/01/44	319,630,748	8.2
			689,673,946	17.8
		Government National Mortgage Association: 7.9%
35,163,000		3.000%, due 01/15/43	35,961,310	0.9
96,174,000		3.500%, due 10/20/41	100,960,160	2.6
31,110,691		4.000%, due 10/20/44	33,434,118	0.9
19,100,000		4.000%, due 12/20/44	20,511,610	0.5
106,196,551		1.625%-7.000%, due 10/15/36-05/16/51	115,757,046	3.0
			306,624,244	7.9
		Other U.S. Agency Obligations: 0.8%
22,990,000		1.100%, due 11/06/18	22,552,431	0.6
6,585,000		1.875%-7.125%, due 08/25/16-01/15/38	8,979,376	0.2
			31,531,807	0.8
See Accompanying Notes to Financial Statements

140

Voya U.S. Bond Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Other U.S. Agency Obligations (continued)
		Total U.S. Government Agency Obligations
		(Cost $1,238,490,257)	$1,260,201,297	32.5
FOREIGN GOVERNMENT BONDS: 3.7%
10,010,000		Brazil Government International Bond, 6.000%, 01/17/17	10,810,800	0.3
10,000,000		KFW, 2.625%, 01/25/22	10,356,960	0.3
12,080,000		Mexico Government International Bond, 4.750%, 03/08/44	12,653,800	0.3
125,000	#	Petroleos Mexicanos, 4.250%, 01/15/25	124,500	0.0
500,000	#	Petroleos Mexicanos, 5.500%, 06/27/44	512,500	0.0
7,395,000		Province of British Columbia Canada, 2.100%, 05/18/16	7,554,015	0.2
13,308,000		Province of Ontario Canada, 4.400%, 04/14/20	14,827,481	0.4
7,395,000		Republic of Italy, 4.500%, 01/21/15	7,409,002	0.2
72,279,000		Other Securities(a)	79,318,964	2.0
		Total Foreign Government Bonds
		(Cost $140,228,398)	143,568,022	3.7
U.S. TREASURY OBLIGATIONS: 39.1%
		U.S. Treasury Bonds: 4.1%
15,979,000		3.125%, due 08/15/44	17,206,139	0.4
23,645,000		3.500%, due 02/15/39	27,189,906	0.7
18,888,000		3.625%, due 08/15/43	22,233,235	0.6
14,092,000		3.625%, due 02/15/44	16,601,038	0.4
26,505,000		4.375%, due 05/15/40	34,881,004	0.9
35,710,000		2.750%-6.000%, due 02/15/26-11/15/43	41,162,452	1.1
			159,273,774	4.1
		U.S. Treasury Notes: 35.0%
30,000,000		0.625%, due 12/31/16	29,970,690	0.8
26,756,000		1.375%, due 09/30/18	26,726,729	0.7
22,318,000	L	1.500%, due 11/30/19	22,173,290	0.6
25,914,000		1.875%, due 11/30/21	25,766,213	0.6
64,877,000		2.250%, due 11/15/24	65,323,029	1.7
5,232,000		1.000%-1.625%, due 12/15/17-04/30/19	5,233,474	0.1
25,975,000		0.250%, due 10/15/15	25,979,052	0.7
27,732,000		0.250%, due 12/15/15	27,734,163	0.7
19,048,000		0.375%, due 04/15/15	19,064,362	0.5
33,823,000		0.375%, due 03/15/16	33,824,319	0.9
30,595,000		0.500%, due 09/30/16	30,553,177	0.8
Principal Amount†			Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: (continued)
		U.S. Treasury Notes (continued)
51,172,000		0.625%, due 07/15/16	$51,270,967	1.3
36,269,100		0.625%, due 09/30/17	35,869,560	0.9
21,817,000		0.750%, due 02/28/18	21,515,315	0.6
27,497,000		1.000%, due 08/31/19	26,748,339	0.7
46,620,000		1.250%, due 10/31/15	47,006,993	1.2
29,467,000		1.250%, due 11/30/18	29,250,594	0.8
19,814,000		1.500%, due 12/31/18	19,844,949	0.5
30,000,000		1.625%, due 06/30/19	30,079,680	0.8
19,814,000		1.625%, due 07/31/19	19,844,949	0.5
22,705,000		1.750%, due 09/30/19	22,836,258	0.6
28,376,000		1.750%, due 10/31/20	28,246,322	0.7
108,163,000		1.875%, due 09/30/17	110,660,051	2.9
24,900,000		2.000%, due 11/30/20	25,113,991	0.7
20,498,000		2.125%, due 01/31/21	20,795,856	0.5
72,155,000		2.375%, due 07/31/17	74,773,433	1.9
19,590,000		2.375%, due 12/31/20	20,168,512	0.5
18,650,000		2.625%, due 04/30/18	19,497,997	0.5
26,255,000		2.750%, due 02/15/19	27,626,220	0.7
36,569,500		2.750%, due 11/15/23	38,480,841	1.0
42,052,000		2.750%, due 02/15/24	44,230,167	1.1
327,248,400		0.250%-8.125%, due 01/31/15-05/15/24	330,120,433	8.5
			1,356,329,925	35.0
		Total U.S. Treasury Obligations
		(Cost $1,486,522,731)	1,515,603,699	39.1
		Total Long-Term Investments
		(Cost $3,918,891,663)	4,026,402,578	103.9
SHORT-TERM INVESTMENTS: 8.6%
		Commercial Paper: 6.6%
15,000,000		Apache Disc, 0.490%, 01/30/15	14,993,999	0.4
20,000,000		Autozone Inc Disc, 0.390%, 01/23/15	19,995,145	0.5
5,000,000		Autozone Inc Disc, 0.420%, 01/22/15	4,998,747	0.1
25,000,000	#	Barton Capital LLC, 0.198%, 07/06/15	24,997,500	0.6
10,000,000		Campbell Soup, 0.220%, 02/11/15	9,997,521	0.3
9,000,000		Campbell Soup, 0.220%, 02/24/15	8,997,079	0.2
2,000,000		Campbell Soup, 0.240%, 03/09/15	1,999,100	0.0
30,000,000		Concord Min CP, 0.270%, 04/07/15	29,978,700	0.8
30,000,000		Crown PT C, 0.230%, 04/07/15	29,981,700	0.8

See Accompanying Notes to Financial Statements

141

Voya U.S. Bond Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
		Commercial Paper (continued)
7,000,000		Devon Disc, 0.490%, 01/26/15	$6,997,573	0.2
5,000,000		Dominion Res Inc, 0.280%, 01/21/15	4,999,208	0.1
8,275,000		Dominion Res Inc, 0.290%, 01/09/15	8,274,414	0.2
10,000,000		Dominion Res Inc, 0.300%, 02/26/15	9,995,328	0.3
10,000,000		Mondelez Intl Inc, 0.310%, 03/27/15	9,992,700	0.3
16,700,000	#	Old Line Funding LLC, 0.199%, 10/02/14	16,699,753	0.4
7,108,000		Pacific Gas + Elec, 0.510%, 01/09/15	7,107,112	0.2
7,400,000	#	Thunder Bay Funding LLC, 0.199%, 10/16/14	7,399,890	0.2
20,000,000	#	Thunder Bay Funding LLC, 0.202%, 04/10/15	19,999,000	0.5
15,000,000		Vodafone, 0.320%, 04/08/15	14,986,950	0.4
5,000,000		Vodafone, 0.430%, 06/29/15	4,989,500	0.1
			257,380,919	6.6
		Securities Lending Collateralcc: 0.9%
7,983,731		Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $7,983,770, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $8,143,406, due 01/01/15-09/01/49)	7,983,731	0.2
7,983,731		Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $7,983,797, collateralized by various U.S. Government Securities, 0.625%-3.125%, Market Value plus accrued interest $8,143,406, due 09/30/17-02/15/42)	7,983,731	0.2
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
1,680,690	Nomura Securities, Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $1,680,697, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $1,714,304, due 01/07/15-10/20/64)	$1,680,690	0.1
7,983,731	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $7,983,770, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.375%-7.250%, Market Value plus accrued interest $8,143,406, due 11/15/15-07/15/56)	7,983,731	0.2
7,983,731	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $7,983,797, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $8,144,206, due 04/15/16-02/15/42)	7,983,731	0.2
		33,615,614	0.9

Shares		Value	Percentage of Net Assets
	Financial: 0.2%
6,100,000	Credit Suisse (Cost $6,102,240)	6,102,240	0.2
	Mutual Funds: 0.9%
36,676,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $36,676,000)	36,676,000	0.9
	Total Short-Term Investments (Cost $333,774,773)	333,774,773	8.6

See Accompanying Notes to Financial Statements

142

Voya U.S. Bond Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Shares		Value	Percentage of Net Assets
	Total Investments in Securities (Cost $4,252,666,436)	$4,360,177,351	112.5
	Liabilities in Excess of Other Assets	(485,035,756)	(12.5)
	Net Assets	$3,875,141,595	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2014.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2),

under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

cc	Represents securities purchased with cash collateral received for securities on loan.

W	Settlement is on a when-issued or delayed-delivery basis.

L	Loaned security, a portion or all of the security is on loan at December 31, 2014.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $4,255,637,269.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$119,550,430
Gross Unrealized Depreciation	(15,010,348)
Net Unrealized Appreciation	$104,540,082

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$ —	$984,825,029	$—	$984,825,029
Collateralized Mortgage Obligations	—	62,979,944	—	62,979,944
Municipal Bonds	—	38,163,901	—	38,163,901
Short-Term Investments	36,676,000	297,098,773	—	333,774,773
U.S. Treasury Obligations	—	1,515,603,699	—	1,515,603,699
Foreign Government Bonds	—	143,568,022	—	143,568,022
U.S. Government Agency Obligations	—	1,260,201,297	—	1,260,201,297
Asset-Backed Securities	—	21,060,686	—	21,060,686
Total Investments, at fair value	$36,676,000	$4,323,501,351	$—	$4,360,177,351
Other Financial Instruments+
Centrally Cleared Swaps	—	80,611	—	80,611
Total Assets	$36,676,000	$4,323,581,962	$—	$4,360,257,962

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

143

Voya U.S. Bond Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

At December 31, 2014, the following centrally cleared credit default swaps were outstanding for Voya U.S. Bond Index Portfolio:

Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection(1)

Reference Entity/ Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Clearinghouse	Termination Date	Notional Amount(2)	Fair Value(3)	Unrealized Appreciation/ (Depreciation)
CDX.NA.IG.22	Sell	1.000	Chicago Mercantile Exchange	06/20/19	USD40,000,000	$721,513	$80,611
						$721,513	$80,611

(1)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(2)	The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)	The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Credit contracts	Net Assets — Unrealized Appreciation*	$80,611
Total Asset Derivatives		$80,611

*	Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Summary Portfolio of Investments. Only current day’s variation margin receivable/payable is included on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures	Swaps	Total
Credit Contracts	$—	$1,053,644	$1,053,644
Interest Rate Contracts	(239,528)	—	(239,528)
Total	$(239,528)	$1,053,644	$814,116

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Swaps
Credit Contracts	$(230,489)
Total	$(230,489)

See Accompanying Notes to Financial Statements

144

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2014 were as follows:

Portfolio Name	Type	Per Share Amount
Voya Australia Index Portfolio
Class ADV	NII	$0.3486
Class I	NII	$0.3973

Voya Emerging Markets Index Portfolio
Class ADV	NII	$0.1095
Class I	NII	$0.1585
Class S	NII	$0.1339
Class S2	NII	$0.1215

Voya Euro STOXX 50® Index Portfolio
Class ADV	NII	$0.3945
Class I	NII	$0.4269

Voya FTSE 100 Index® Portfolio
Class ADV	NII	$0.4721
Class I	NII	$0.5196
All Classes	STCG	$0.0224
All Classes	LTCG	$1.0288

Voya Hang Seng Index Portfolio
Class ADV	NII	$0.3098
Class I	NII	$0.3728
Class S	NII	$0.3258

Voya International Index Portfolio
Class ADV	NII	$0.0800
Class I	NII	$0.0804
Class S	NII	$0.0588
Class S2	NII	$0.0500

Voya Japan TOPIX Index Portfolio
Class ADV	NII	$0.1085
Class I	NII	$0.1598
All Classes	STCG	$0.0780
All Classes	LTCG	$0.7162

Voya Russell™ Large Cap Growth Index Portfolio
Class ADV(1)	NII	$—
Class I	NII	$0.2937
Class S	NII	$0.2445
Portfolio Name	Type	Per Share Amount
Voya Russell™ Large Cap Index Portfolio
Class ADV	NII	$0.1823
Class I	NII	$0.2369
Class S	NII	$0.2034
Class S2	NII	$0.1980

Voya Russell™ Large Cap Value Index Portfolio
Class ADV(1)	NII	$—
Class I	NII	$0.2911
Class S	NII	$0.2554
All Classes	LTCG	$0.2794

Voya Russell™ Mid Cap Growth Index Portfolio
Class ADV	NII	$0.0078
Class I	NII	$0.1149
Class S	NII	$0.0553
Class S2	NII	$0.0227

Voya Russell™ Mid Cap Index Portfolio
Class ADV	NII	$0.1205
Class I	NII	$0.1775
Class S	NII	$0.1443
Class S2	NII	$0.1270
All Classes	STCG	$0.0863
All Classes	LTCG	$0.4337

Voya Russell™ Small Cap Index Portfolio
Class ADV	NII	$0.1118
Class I	NII	$0.1721
Class S	NII	$0.1354
Class S2	NII	$0.1005
All Classes	STCG	$0.1336
All Classes	LTCG	$0.8676

Voya U.S. Bond Index Portfolio
Class ADV	NII	$0.1579
Class I	NII	$0.2091
Class S	NII	$0.1827
Class S2	NII	$0.1676

NII - Net investment income

STCG - Short-term capital gain

LTCG - Long-term capital gain

(1)	On January 3, 2014 Class ADV shares were fully redeemed.

145

TAX INFORMATION (Unaudited) (continued)

Of the ordinary distributions made during the year ended December 31, 2014, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

Voya Emerging Markets Index Portfolio	0.11%
Voya Russell™ Large Cap Growth Index Portfolio	100.00%
Voya Russell™ Large Cap Index Portfolio	100.00%
Voya Russell™ Large Cap Value Index Portfolio	100.00%
Voya Russell™ Mid Cap Growth Index Portfolio	100.00%
Voya Russell™ Mid Cap Index Portfolio	72.59%
Voya Russell™ Small Cap Index Portfolio	53.08%

Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2014. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Voya Emerging Markets Index Portfolio	$1,415,262	$0.0237	97.67%
Voya Euro STOXX 50® Index Portfolio	$181,445	$0.0041	99.44%
Voya Hang Seng Index Portfolio	$150,995	$0.0196	98.13%
Voya International Index Portfolio	$1,261,709	$0.0077	96.61%
Voya Japan TOPIX Index Portfolio	$722,429	$0.0199	100.00%

*	None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

146

DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company are managed under the direction of the Company’s Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors*:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Director	May 2013 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present).	158	DSM/Dentaquest, Boston, MA (February 2014 - Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Chairperson/ Director	May 2013 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present).	158	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Director	May 2013 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	158	Wisconsin Energy Corporation (June 2006 - Present) and The Royce Funds (35 funds) (December 2009 - Present).
Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director	June 1998 - Present	Retired. Formerly, Professor of Economics and Finance, Middle Tennessee State University (August 1991 - July 2014); Dr. DePrince continued to hold a position with the university under a post-retirement contract through the end of 2014.	158	None.
Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director	May 2013 - Present	Retired.	158	First Marblehead Corporation (September 2003 - Present).
Russell H. Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Director	December 2007 - Present	Retired.	158	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director	May 2013 - Present	Retired.	158	Assured Guaranty Ltd. (April 2004 - Present).

147

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Director	January 2003 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present).	158	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Director	May 2013 - Present	Consultant (May 2001 - Present).	158	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director	May 2013 - Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 - August 2011).	158	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).
Director who is an “Interested Person”:
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Director	December 2007 - Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006 - Present).	158	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 - Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management, LLC (March 2006 - Present); and Voya Investment Trust Co. (April 2009 - Present).

(1)	Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of the Portfolio (as defined below, “Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Voya family of funds is as of January 31, 2015.

(3)	Mr. Mathews is deemed to be an “Interested Person” of the Company as defined in the 1940 Act, because of his current affiliation with any of the Voya funds, Voya Financial, Inc., or any of Voya Financial, Inc.’s affiliates.

*	Effective on December 31, 2014, J. Michael Earley retired as a Director.

148

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006 - Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Executive Vice President	April 2002 - Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012 - Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 - December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 - April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011 - February 2012).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 64	Executive Vice President Chief Investment Risk Officer	March 2002 - Present May 2013 - Present	Executive Vice President, Voya Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 - Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Chief Compliance Officer	February 2012 - Present	Senior Vice President and Chief Compliance Officer, Voya Investments, LLC (February 2012- Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 - January 2012).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, Voya Funds Services, LLC (March 2005 - Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Senior Vice President	December 2003 - Present	Senior Vice President, Voya Investments, LLC (October 2003 - Present).
Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President	September 2012 - Present	Senior Vice President - Head of Fund Compliance, Voya Funds Services, LLC (June 2012 - Present); Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014 - Present). Formerly, Vice President - Platform Product Management & Project Management, Voya Investments, LLC (April 2007 - June 2012).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, Voya Funds Services, LLC (January 2006 - Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President and Treasurer	September 2012 - Present	Vice President, Voya Funds Services, LLC (March 2012 - Present). Formerly, Assistant Vice President - Director, Voya Funds Services, LLC (March 2003 - March 2012).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	September 2004 - Present	Vice President, Voya Funds Services, LLC (September 2004 - Present).

149

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	March 2003 - Present	Vice President, Voya Investments, LLC and Voya Funds Services, LLC (February 1996 - Present); Vice President, Voya Investments, LLC (October 2004 - Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 - Present); Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013 - Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012 - Present). Formerly, Chief Compliance Officer, Voya Investments Distributor, LLC (August 1995 - April 2010).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	September 2014 - Present	Vice President, Voya Funds Services, LLC (April 2014 - Present). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 - March 2014).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	March 2002 - Present	Vice President, Voya Funds Services, LLC (November 1995 - Present) and Voya Investments, LLC (August 1997 - Present). Formerly, Treasurer, Voya Family of Funds (November 1999 - February 2012).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 38	Vice President	September 2012 - Present	Vice President, Voya Funds Services, LLC (July 2007 - Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	March 2006 - Present	Vice President - Mutual Fund Product Development, Voya Investments, LLC (July 2012 - Present); Vice President, Voya Investment Management - Voya Family of Funds (March 2010 - Present) and Vice President, Voya Funds Services, LLC (March 2006 - Present). Formerly Managing Paralegal, Registration Statements (June 2003 - July 2012).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	June 2008 - Present	Vice President - Director of Tax, Voya Funds Services, LLC (March 2013 - Present). Formerly, Assistant Vice President - Director of Tax, Voya Funds Services, LLC (March 2008 - March 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Secretary	September 2003 - Present	Senior Vice President and Chief Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Assistant Secretary	August 2010 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Assistant Secretary	September 2003 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).

(1)	The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

150

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that, after an initial period, the Board of Directors (the “Board”) of Voya Variable Portfolios, Inc. (the “Company”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts of Voya Australia Index Portfolio, Voya Emerging Markets Index Portfolio, Voya Euro STOXX 50® Index Portfolio, Voya FTSE 100 Index® Portfolio, Voya Hang Seng Index Portfolio, Voya International Index Portfolio, Voya Japan TOPIX Index® Portfolio, Voya Russell™ Large Cap Growth Index Portfolio, Voya Russell™ Large Cap Index Portfolio, Voya Russell™ Large Cap Value Index Portfolio, Voya Russell™ Mid Cap Growth Index Portfolio, Voya Russell™ Mid Cap Index Portfolio, Voya Russell™ Small Cap Index Portfolio, and Voya U.S. Bond Index Portfolio (collectively, the “Portfolios”), each a series of the Company, and who are not “interested persons” of the Portfolios, as such term is defined under the 1940 Act (the “Independent Directors”), must annually review and approve the Portfolios’ existing investment advisory and sub-advisory contracts. Thus, at a meeting held on September 12, 2014, the Board, including a majority of the Independent Directors, considered whether to renew and approve the amended and restated investment advisory contract (the “Advisory Contract”) between Voya Investments, LLC (“Adviser”) and the Portfolios as well as the amended and restated sub-advisory contract (“Sub-Advisory Contract”) with Voya Investment Management Co. LLC, the sub-adviser to each Portfolio (the “Sub-Adviser”).

The Independent Directors also held separate meetings on August 14 and September 10, 2014, to consider the renewal of the Advisory Contract and Sub-Advisory Contract. As a result, subsequent references herein to factors considered and determinations made by the Board include, as applicable, factors considered and determinations made on those earlier dates by the Independent Directors.

At its September 12, 2014 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal or approval process. Determinations by the Independent Directors also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the advisory contracts and sub-advisory contracts that were subject to renewal for the investment companies in the Voya family of funds (“Voya funds”), the Board considered each Voya fund’s advisory and sub-advisory relationships separately.

Provided below is a general overview of the Board’s contract approval process that it followed, as well as a discussion of certain specific factors that the Board considered at its renewal meetings. While the Board gave its attention to information furnished at the request of the Independent Directors that was most relevant to its considerations, discussed below are some of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending September 30, 2015. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

The Board followed a structured process (the “Contract Review Process”) pursuant to which it requested and considered relevant information when it decided whether to approve and renew the Advisory Contract and Sub-Advisory Contract. Among other actions, the Independent Directors previously retained an independent consultant with experience in the mutual fund industry to assist them in working with personnel employed by the Adviser or its affiliates who administer the Portfolios (“Management”) to: identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; evaluate industry best practices in regard to the consideration of investment advisory and sub-advisory contracts; establish a specific format in which certain requested information was provided to the Board; and determine the process for the Board’s review of such information.

The Board has established (among other committees) three Investment Review Committees (each, an “IRC”) and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and each Portfolio is assigned to an IRC, which provides oversight regarding, among other matters, the investment performance of the Adviser and Sub-Adviser, as well as the oversight by the Adviser of the performance of the Sub-Adviser. The IRCs may apply a heightened level of scrutiny in cases where performance was below a Voya fund’s relevant benchmark, and/or a selected peer group

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of investment companies (“Selected Peer Group”), and/or Lipper Inc. (“Lipper”) category median, and/or Morningstar, Inc. (“Morningstar”) category median, as applicable.

The type and format of the information provided to the Board or to legal counsel for the Independent Directors in connection with the Contract Review Process has been codified in a 15(c) methodology guide for the Voya funds (“15(c) Methodology Guide”). This 15(c) Methodology Guide was developed under the direction of the Independent Directors and sets out a blueprint pursuant to which they request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provided certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”). The Independent Directors periodically have retained, including most recently in 2014, an independent firm to test and verify the accuracy of certain FACT sheet data for a representative sample of the Voya funds. In addition, the Contracts Committee has routinely employed an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Group to be used by each Portfolio for certain comparison purposes during the renewal process.

Set forth below is a discussion of many of the Board’s primary considerations and conclusions in connection with its decision to approve each Portfolio’s Advisory and Sub-Advisory Contracts through September 30, 2015.

Nature, Extent and Quality of Service

The Independent Directors received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and Sub-Adviser. This included information regarding the Adviser and Sub-Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Directors and provided to the Board, K&L Gates and/or independent consultants that assisted the Independent Directors prior to the September 12, 2014 Board meeting included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its Selected Peer Group, information regarding the Portfolio’s investment portfolio, objective and strategies, and information regarding net asset flows into and out of the Portfolio; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser to the Portfolios to a series of questions posed by K&L Gates on behalf of the Independent Directors; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Adviser; (7) financial statements for the Adviser and Sub-Adviser; (8) a draft narrative summary addressing key factors the Board customarily considers in evaluating the advisory and sub-advisory contracts for the Voya funds (including the Portfolios’ Advisory Contract and Sub-Advisory Contract); (9) independent analyses of Portfolio performance by the Company’s Chief Investment Risk Officer; (10) a report by the Company’s Chief Compliance Officer (“CCO”); and (11) other information relevant to the Board’s evaluations.

The Board was advised that pursuant to an agreement with the European Commission, ING Groep, N.V. (“ING Groep”) is required to divest its entire interest in Voya Financial, Inc. (formerly known as ING U.S., Inc.), its U.S.-based insurance, retirement services and investment management operations, which include the Adviser and the Sub-Adviser, by the end of 2016 (such divestment, the “Separation Plan”). Voya Financial, Inc. is and was, at the time of the September Board meeting, a minority owned subsidiary of ING Groep and a parent company of the Adviser and the Sub-Adviser. The Board further noted that the Separation Plan may result in the Adviser’s and the Sub-Adviser’s loss of access to the services and resources of ING Groep, which could adversely affect their businesses and profitability. The Board was advised that the Separation Plan contemplates one or more public offerings and each may be deemed to be a change of control.

The Board was advised that Voya Financial, Inc. had conducted an initial public offering of Voya Financial, Inc. common stock in May 2013 and ING Groep had divested additional shares through three other public offerings since May 2013, reducing its ownership interest in Voya Financial, Inc. to below 50%. The Board was advised that none of these public offerings was deemed to be a change of control. The Board recognized that if any future public offering is deemed to be a change of control, the investment advisory and sub-advisory agreements for each Voya fund would terminate and trigger a need for new agreements, which would require the approval of the Board and, potentially, shareholders of the Portfolios. The Board also was advised that there could be no assurance that the Separation Plan will be carried out completely. The

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Board considered the potential effects of the Separation Plan on the Portfolios and the Adviser and the Sub-Adviser, including the Adviser’s and the Sub-Adviser’s ability during and after the separation to perform the same level of service to the Portfolios as the Adviser and Sub-Adviser then provided. The Board was advised that neither the Adviser nor the Sub-Adviser anticipated that the Separation Plan would have a material adverse impact on the Portfolios or their operations and administration.

The Board was advised that, in connection with the Separation Plan, Voya Financial, Inc. underwent a rebranding effort (the “Rebranding”) whereby Voya Financial, Inc. and several of its affiliates effected name changes. The Voya funds’ names, as well as the Adviser’s and the Sub-Adviser’s names, were also changed in connection with the Rebranding. The Rebranding resulted in amended and restated forms of advisory and sub-advisory contracts being presented to and approved by the Board at its September 12, 2014 meeting. The Board was advised that the Advisory and Sub-Advisory Contracts have the same terms as the then-current advisory and sub-advisory contracts, except for the effective date and certain immaterial changes made to certain provisions related to the Rebranding.

For each Portfolio, a specific class of shares was used for purposes of certain comparisons between the Portfolio and its Selected Peer Group. The specified class of a Portfolio was chosen based on the 15(c) Methodology Guide and was compared to an analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in each Portfolio’s Selected Peer Group were selected based upon criteria designed to represent the Portfolio share class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contract, the Board was mindful of the “manager-of-managers” platform of the Voya funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program, performance, and developments and ongoing operations of the Sub-Adviser under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Adviser provides to the Portfolios and the Sub-Adviser’s compliance with applicable laws and regulations. The Board was advised that to assist in the selection and monitoring of the Sub-Adviser, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MR&S”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with the

Sub-Adviser and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Adviser and the funds that it manages. The Board recognized that MR&S also typically provides in-person reports to the IRCs at their meetings prior to any presentations from the Voya funds’ sub-advisers (including the Sub-Adviser). In addition, the Board noted that MR&S prepares periodic due diligence reports regarding the Sub-Adviser based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of the Sub-Adviser’s investment process and to try to identify issues that may be relevant to the Sub-Adviser’s services to a Portfolio and/or its performance. The Board also noted that MR&S provides written reports on these due diligence analyses to the pertinent IRC. The Board was advised of the resources that Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the relevant IRC to assist them with their assessment of the investment performance of the Portfolios on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the Voya funds.

The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a Voya fund. The Board considered that, for new non-Voya-affiliated sub-advisers, MR&S is responsible for: identifying qualified candidates; analyzing their investment processes, personnel and resources; conducting due diligence on the candidates; and selecting a firm to propose as a new sub-adviser, as well as preparing written materials and reports to the committees and the Board as part of the process of considering the approval of any new sub-adviser for a Voya fund.

The Board also considered that in the course of monitoring performance of the Sub-Adviser, MR&S has developed, based on guidance from the IRCs, a methodology for comparing performance of each Portfolio to a Selected Peer Group, to each Portfolio’s Morningstar category median, to its Lipper category median and to its primary benchmark. The Board also recognized that MR&S provides the pertinent IRC with regular updates on the Portfolios and alerts the IRCs to potential issues as they arise. The Board also was advised that the Adviser regularly monitors performance, personnel, compliance and other issues that may arise on a day-to-day basis regarding the sub-advisers to the Voya funds, including the

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Sub-Adviser, and considered that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.

The Board considered that the Portfolios also benefit from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Voya funds and the Adviser. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Voya funds. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in the Voya funds’ (including the Portfolios’) performance and other areas over consecutive periods. The Board considered that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of MR&S.

The Board also considered the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving a Voya fund’s performance.

In considering the Portfolios’ Advisory Contract, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the Voya funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among Voya funds available on a product platform, and the wide range of Voya funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the Voya funds through renegotiated arrangements with the Voya funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the Voya funds more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Company’s CCO and/or the Adviser’s CCO evaluating whether the regulatory compliance systems and procedures of the Adviser and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the Company’s CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the Company’s CCO in consultation with the Board’s Compliance Committee that guide the Company’s CCO’s compliance oversight function.

The Board requested and, as applicable, considered information regarding the level of staffing, quality and experience of each Portfolio’s portfolio management team, the respective resources and reputations of the Adviser and Sub-Adviser, and the ability of the Adviser and the Sub-Adviser to attract and retain qualified investment advisory personnel, the adequacy of the resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Adviser and the Sub-Adviser, whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs, and the Board considered the financial stability of the Adviser and the Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and the Sub-Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and the Sub-Adviser were appropriate.

Portfolio Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio. The Board considered the performance reports and analyses from MR&S and IRMD and discussions with portfolio managers at Board and committee meetings during the year. The Board also paid particular attention in assessing performance information provided in the FACT sheets furnished in connection with the renewal and approval process. The FACT sheets prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category median, Lipper category median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of March 31, 2014.

With respect to each Portfolio that seeks investment results corresponding to the performance of an index (commonly referred to an as an “index fund”), the Board

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focused on the reasonableness of the differences between the Portfolio’s performance and the total return of such index during these time periods, rather than the performance of the Portfolio relative to the applicable Morningstar or Lipper category or Selected Peer Group.

The Board also considered at its September 12, 2014 meeting certain additional data regarding performance and Portfolio asset levels for various additional periods ending after March 31, 2014. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale likely will be realized by the Adviser and Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee rate schedules that will result in a lower advisory fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee rate breakpoints or waivers. The Board also considered that while some of the Portfolios do not have advisory fee breakpoints, they do have fee waiver or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating fee rate breakpoint arrangements and economies of scale, the Independent Directors also considered prior periodic management reports, industry information on this topic, fee rates at projected levels of growth versus peers and the Portfolios’ investment performance.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered by a sub-adviser to a Voya fund to its other clients differ materially from those charged to the Voya fund, the Board considers any underlying rationale provided by the Adviser or, in certain circumstances, the sub-adviser for these differences. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser or Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of the Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered the contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser and to the Adviser’s affiliated company that serves as the administrator to each Portfolio. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual advisory fees that are paid to the Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios, including the Adviser’s agreement to extend each such fee waiver and expense limitation agreement for an additional period of at least one year, and not to terminate such agreement in future years without prior approval of the Board.

The Board requested information regarding and, as applicable, considered: (1) the fee rate structure of each Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser and their respective affiliates from their association with the Portfolios. For each Portfolio, the Board separately determined that the fees payable to the Adviser and the fee rate payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser and Sub-Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser. In addition, the Board considered information that it requested and that was provided by Management with respect to the profitability of

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service providers affiliated with the Adviser. The Board also considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Portfolio both with and without the profitability of the distributor of the Portfolios and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a Portfolio-by-Portfolio basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to the Portfolios in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different reasonable methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory and sub-advisory fees of the Adviser and the Sub-Adviser primarily on the factors described for each Portfolio below. At the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Voya funds. These remedial actions have included, among others: reductions in fee rates or adjustments to expense limitation and waiver arrangements; changes in sub-advisers or portfolio managers; and strategy modifications.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its September 12, 2014 meeting in relation to approving the Portfolios’ Advisory and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and average, as well as its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio’s management fee rate and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

Voya Australia Index Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Australia Index Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the one-year period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for the most recent calendar quarter and year-to-date periods, but underperformed for the one-year and three-year periods; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter and year-to-date periods, the third quintile for the three-year period, and the fourth quintile for the one-year period.

In analyzing this performance data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending

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September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Emerging Markets Index Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Emerging Markets Index Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the one-year period, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for all periods presented.

In analyzing this performance data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Euro STOXX 50® Index Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Euro

STOXX 50 Index Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the three-year period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year period, the second quintile for the most recent calendar quarter and year-to-date periods, and the fifth (lowest) quintile for the three-year period.

In analyzing this performance data, the Board took into account: (1) Management’s representation that the Portfolio is an index fund and its objective is to replicate the performance of a specified benchmark index and that the Portfolio’s performance closely tracked the performance of its benchmark; and (2) Management’s representations regarding favorable performance during certain periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) Management’s representations that advisory and administrative fee waivers result in a lower net management fee for the Portfolio; and (2) Management’s representations regarding the competitiveness of the Portfolio’s management fee.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending

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September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya FTSE 100 Index® Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya FTSE 100 Index Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio underperformed its Morningstar category median for the most recent calendar quarter and year-to-date periods, but outperformed for the one-year and three-year periods; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year and three-year periods, and the fourth quintile for the most recent calendar quarter and year-to-date periods.

In analyzing this performance data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) Management’s representations that fee waivers/reimbursements lower the net management fee payable by the Portfolio; and (2) Management’s analysis of the competitiveness of the Portfolio’s management fee.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the

Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Hang Seng Index Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Hang Seng Index Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the three-year period, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the three-year period, the fourth quintile for the most recent calendar quarter and year-to-date periods, and the fifth (lowest) quintile for the one-year period.

In analyzing this performance data, the Board took into account: (1) Management’s views of the Portfolio’s performance in seeking investment returns that correspond to the total return of the Hang Seng Index; and (2) Management’s analysis of factors unique to the Portfolio that affected its performance, including the impact of foreign withholding and the valuation of certain foreign securities held by the Portfolio.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account that: (1) that, as directed by the Board during the 2013 annual review cycle, in January 2014 expense limits were implemented for the Portfolio; (2) that, at the Board’s direction during the 2014 annual renewal cycle, effective January 1, 2015, new advisory fee breakpoints and a new advisory fee waiver would be implemented for the Portfolio; (3) Management’s discussion of the reasonableness of the Portfolio’s management fee rate in light of its unique

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international index strategy; and (4) Management’s representations with respect to the competitiveness of the Portfolio’s net management fee and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya International Index Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya International Index Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which the Portfolio’s performance equaled the benchmark; and (3) the Portfolio is ranked in the second quintile for all periods presented.

In analyzing this performance data, the Board took into account: (1) Management’s representation that the Portfolio is an index fund and its objective is to replicate the performance of a specified benchmark index and that the Portfolio’s performance closely tracked the performance of its benchmark; and (2) Management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and below the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) that, as directed by the Board during the 2014 annual review cycle, effective January 1, 2015 new advisory fee breakpoints would be implemented on behalf of the Portfolio; and (2) Management’s representations with respect to the competitiveness of the Portfolio’s management fee and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Japan TOPIX Index® Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for the Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the three-year period, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the third quintile for all periods presented.

In analyzing this performance data, the Board took into account: (1) Management’s analysis of the Portfolio’s performance in seeking investment results that corresponds to the total return of the Tokyo Stock Price Index; (2) Management’s analysis of factors unique to the Portfolio that affected its performance, including the impact of foreign withholding and the valuation of certain foreign securities held by the Portfolio; and (3) Management’s representations regarding the competitiveness of the Fund’s performance during certain periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an

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Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s management fee.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Russell™ Large Cap Growth Index Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Russell Large Cap Growth Index Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the one-year period, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the three-year period, the third quintile for the most recent calendar quarter and year-to-date periods, and the fourth quintile for the one-year period.

In analyzing this performance data, the Board took into account: (1) Management’s representation that the Portfolio is an index fund and its objective is to replicate the performance of a specified benchmark index and that the Portfolio’s performance closely tracked the performance of its benchmark; and (2) Management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) that, as directed by the Board during the 2014 annual review cycle, effective January 1, 2015 new advisory fee breakpoints would be implemented on behalf of the Portfolio; and (2) Management’s representations regarding the competitiveness of the Portfolio’s management fee and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Russell™ Large Cap Index Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Russell Large Cap Index Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio outperformed its Morningstar category median for the one-year and three-year periods, but underperformed for the most recent calendar quarter, year-to-date, and five-year periods; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the three-year period, the third quintile for the one-year and five-year periods, and the fourth quintile for the most recent calendar quarter and year-to-date periods.

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In analyzing this performance data, the Board took into account: (1) Management’s representation that the Portfolio is an index fund and its objective is to replicate the performance of a specified benchmark index and that the Portfolio’s performance closely tracked the performance of its benchmark; and (2) Management’s representations regarding favorable performance during certain periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s management fee and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Russell™ Large Cap Value Index Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Russell Large Cap Value Index Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the three-year period, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the three-year period, the third quintile for the one-year period, and the fourth quintile for the most recent calendar quarter and year-to-date periods.

In analyzing this performance data, the Board took into account: (1) Management’s representation that the Portfolio is an index fund and its objective is to replicate the performance of a specified benchmark index and that the Portfolio’s performance closely tracked the performance of its benchmark; and (2) Management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) that, as directed by the Board during the 2014 annual review cycle, effective January 1, 2015 new advisory fee breakpoints would be implemented on behalf of the Portfolio; (2) Management’s representations regarding the competitiveness of the Portfolio’s management fee and expense ratio; and (3) Management’s discussion of fee waivers, which lower the Portfolio’s net effective management fee rate.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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Voya Russell™ Mid Cap Growth Index Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Russell Mid Cap Growth Index Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the most recent calendar quarter, year-to-date, and three-year periods, and the third quintile for the one-year period.

In analyzing this performance data, the Board took into account: (1) Management’s view of the Portfolio’s performance in seeking investment results that correspond to the Russell Mid Cap Growth Index; and (2) Management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) Management’s analysis of the comparability of the Portfolio’s mid-cap growth investment style to those of the funds in its Selected Peer Group; (2) that, as directed by the Board during the 2013 annual renewal cycle, new expense limits were implemented for the Portfolio in January 2014; (3) that in April 2012, management fee breakpoints were instituted for the Portfolio; (4) that, at the Board’s direction during the 2014 annual review cycle, new breakpoints on the Portfolio’s advisory fee would be implemented on behalf of the Portfolio, effective January 1, 2015; and (5) Management’s representations with respect to the competitiveness of the Portfolio’s management fee rate.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the

Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Russell™ Mid Cap Index Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Russell Mid Cap Index Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the most recent calendar quarter, year-to-date, three-year, and five-year periods, and the third quintile for the one-year period.

In analyzing this performance data, the Board took into account: (1) Management’s representation that the Portfolio is an index fund and its objective is to replicate the performance of a specified benchmark index and that the Portfolio’s performance closely tracked the performance of its benchmark; and (2) Management’s representations regarding favorable performance during certain periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) that in July 2012 breakpoints were implemented on behalf of the Portfolio, benefitting the Portfolio as assets grow; and (2) Management’s representations regarding the competitiveness of the Portfolio’s management fee and expense ratio.

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After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Russell™ Small Cap Index Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Russell Small Cap Index Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year period, and the third quintile for the most recent calendar quarter, year-to-date, three-year, and five-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s representation that the Portfolio is an index fund and its objective is to replicate the performance of a specified benchmark index and that the Portfolio’s performance closely tracked the performance of its benchmark; and (2) Management’s representations regarding favorable performance during certain periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s management fee and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya U.S. Bond Index Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya U.S. Bond Index Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the fourth quintile of its Morningstar category for the most recent calendar quarter, year-to-date, one-year, and three-year periods, and the fifth (lowest) quintile for the five-year period.

In analyzing this performance data, the Board took into account: (1) Management’s views of the Portfolio’s performance in seeking investment returns that correspond to the total return of the Barclays U.S. Aggregate Bond Index; and (2) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is

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above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) that, as directed by the Board during the 2014 annual review cycle, effective January 1, 2015 new advisory fee breakpoints and new expense limits would be implemented on behalf of the Portfolio; and (2) Management’s representations regarding the competitiveness of the Portfolio’s management fee and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s performance, the Portfolio’s investment performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS IN CONNECTION WITH A CHANGE OF CONTROL EVENT

Section 15(c) of the 1940 Act, provides that, when the Portfolios enter into new investment advisory contracts with the Adviser, and the Adviser enters into new sub-advisory contracts between the Adviser and the Sub-Adviser, the Board, including a majority of the Independent Directors, must approve the new arrangements. Discussed below are certain factors that the Board considered at a meeting held on November 18, 2014 in determining whether to approve new advisory and sub-advisory arrangements for the Portfolios in connection with a Change of Control Event, as such term is defined below, pursuant to the Separation Plan.

At the November 18, 2014 meeting, the Board noted that pursuant to an agreement with the European Commission, ING Groep, N.V. (as defined above, “ING Groep”), the former parent company of the Adviser and the Sub-Adviser, is required to divest its entire interest in Voya Financial, Inc. (formerly, ING U.S., Inc.), its U.S.-based insurance, retirement services, and investment management operations, which include the Adviser and the Sub-Adviser, by the end of 2016 (as defined above, the “Separation Plan”). Voya Financial, Inc. previously was a wholly owned, indirect subsidiary of ING Groep and is a parent company of the Adviser and the Sub-Adviser.

Each of the Portfolios is subject to the 1940 Act, which provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term assignment includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is referred to herein as a “Change of Control Event.” ING Groep’s base case to achieve the Separation Plan was through an initial public offering of Voya Financial, Inc. (the “IPO”) followed by the divestment of ING Groep’s remaining ownership interest over time through one or more additional public offerings of Voya Financial, Inc. stock, or, possibly, through one or more privately negotiated sales of the stock. The Board recognized that the Separation Plan contemplated several public offerings and each may have been deemed to be a Change of Control Event, triggering the necessity for new agreements, which would require the approval of the Board. The Board concluded that approval by shareholders of the new agreements that would become effective in the event of one or more Change of Control Events would permit the Portfolios to benefit from the continuation of services by the Adviser, Sub-Adviser, and their affiliates throughout the Separation Plan without the need for multiple shareholder meetings. The Board was informed by the Adviser and its counsel that the Adviser obtained regulatory assurances from the staff of the U.S. Securities and Exchange Commission in March 2013 that they would not object to approval of future agreements by shareholders at a single shareholder meeting. Portfolio shareholders approved the future agreements in May 2013.

The IPO was completed in May 2013. ING Groep divested additional shares in Voya Financial, Inc. through four subsequent public offerings since May 2013, including a secondary common stock offering that closed on November 18, 2014 (the “November Transaction”). (In addition, concurrently with the November Transaction, Voya Financial, Inc. repurchased $175 million of its shares directly from ING Groep.) Upon the completion of the November Transaction and the concurrent direct share repurchase, ING Groep’s ownership in Voya Financial, Inc. was reduced from approximately 32.5% to approximately 19%. This was deemed to be a Change of Control Event that resulted in the termination of the Portfolios’ existing

164

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

advisory and sub-advisory agreements (the “Prior Agreements”) at the close of business on November 18, 2014.

In light of the foregoing, on November 18, 2014 the Board, at an in-person meeting, approved new investment advisory and affiliated sub-advisory agreements (the “New Agreements”) for the Portfolios to replace the Prior Agreements upon termination. At that meeting, the Adviser represented that the agreements approved by the Board were not materially different from the agreements approved by shareholders of the Portfolios in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Portfolios will not be asked to vote again on these new agreements with the Adviser and affiliated sub-advisers, including the Sub-Adviser.

The decision by the Board, including a majority of the Independent Directors, to approve the New Agreements was based on a determination by the Board that it would be in the best interests of the shareholders of the Portfolios for the Adviser and Sub-Adviser to continue providing investment advisory, sub-advisory, and related services for the Portfolios, without interruption, after the Change of Control Event.

Prior to its approval of the New Agreements, the Board reviewed, among other matters, the quality, extent and nature of the services currently being provided by the Adviser and Sub-Adviser under the Prior Agreements and to be provided under the New Agreements. A substantial portion of this review was conducted as part of, and in conjunction with, the Board’s annual reviews of the Prior Agreements, which were most recently approved for continuation at the in-person meeting of the Board held on September 12, 2014. During the review process that led to its approval of the Prior Agreements on September 12, 2014, the Board was informed by the Adviser that it was likely the Board would be asked in the very near future to consider approval of the New Agreements. The Board further noted that the Change of Control Event would result in the Adviser’s and the Sub-Adviser’s loss of access to certain services and resources of ING Groep, which could adversely affect their businesses and profitability.

On September 12, 2014, the Board concluded, in light of all factors it considered, including undertakings by the Adviser relating to certain follow-up actions, to renew the Prior Agreements and that the fee rates set forth in the Prior Agreements were fair and reasonable. Among other factors, the Board considered: (1) the nature, extent and quality of services provided under the Prior Agreements; (2) the extent to which economies of scale are reflected in fee rate schedules under the Prior Agreements; (3) the existence of any “fall-out” benefits to the Adviser, Sub-Adviser, and their affiliates; (4) a comparison of fee rates, expense ratios, and investment performance to those of similar funds; and (5) the costs incurred and profits realized by the Adviser, the Sub-Adviser, and their affiliates with respect to their services to the Portfolios.

A further description of the process followed by the Board in approving the Prior Agreements on September 12, 2014, including the information reviewed, certain material factors considered and certain related conclusions reached, is set forth above under the section titled “BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS.”

In connection with its approval of the New Agreements, on November 18, 2014 the Board considered its conclusions in connection with its September 12, 2014 approvals of those Prior Agreements that were in effect on that date, including the Board’s assessment of the nature, extent and quality of services being provided and, as applicable, actions taken or to be taken in certain instances to improve the relationship between the costs and the quality of services being provided. Also in connection with its November 18, 2014 approvals of the New Agreements, the Board considered a representation from the Adviser that there were no additional developments not already disclosed to the Board since September 12, 2014 that would be a material consideration to the Board in connection with its consideration of the New Agreements.

In addition, in determining whether to approve the New Agreements, the Board took into account the considerations set out below.

1)	The Independent Directors solicited and received ongoing advice regarding the Board’s legal duties when approving the New Agreements from K&L Gates, their independent legal counsel, which law firm has extensive experience regarding such matters.

2)	The Board considered Management’s representations regarding its commitment to maintain appropriate levels of overall staffing, ongoing resources and service quality through the transactions under the Separation Plan and after the Change of Control Event. The Board noted that such services include, but are not limited to, portfolio management services, administrative services, and regulatory compliance services. In this regard, the Board considered representations by the Adviser and its affiliates that their separation from ING Groep, as contemplated by the Separation Plan, will not lead to a reduction in the quality or scope of these

165

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

and other services provided by those firms to the Portfolios. The Board also considered the importance of the asset management operations to the overall success of Voya Financial, Inc., which provides a strong incentive to Voya Financial, Inc. to provide appropriate resource allocations to support those asset management operations.

3)	The Board considered representations by the Adviser and its affiliates that approval of the New Agreements would be necessary for the Portfolios to continue receiving investment management services from the Adviser and Sub-Adviser following the November 18th Change of Control Event. In addition, the Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that the New Agreements, including the fees payable thereunder, are substantially similar to and, in any event, are no less favorable to the Portfolios than, the terms of the corresponding Prior Agreements.

4)	The Board considered representations by the Adviser and its affiliates, including senior investment management personnel, as well as related supporting documentation, indicating that: (a) the Adviser and Sub-Adviser can be expected to provide services of the same nature, extent and quality under the New Agreements as were provided under the Prior Agreements; and (b) the November 18th Change of Control Event is not expected to result in any changes to: (i) the management of the Portfolios, including the continuity of the Portfolios’ portfolio managers and other personnel responsible for the management operations of the Portfolios; or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

5)	The Board considered actions taken by the Adviser subsequent to the September 12, 2014 approvals of the Prior Agreements with respect to certain Voya funds in response to requests made by the Board in connection with those approvals.

6)	The Board considered the potential benefits to be realized by the Adviser and its affiliates as a result of the New Agreements.

Based on the foregoing and other relevant considerations, at a meeting of the Board held on November 18, 2014, the Board, including a majority of the Independent Directors, voted to approve the New Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Agreements, including fee rates, were fair and reasonable, and the New Agreements should be approved so as to enable a continuation without interruption of the services being provided by the current service providers pursuant to the Prior Agreements. The Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. The Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Agreements.

166

Investment Adviser

Voya Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Administrator

Voya Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Distributor

Voya Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachusetts 02109

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com	VPAR-VIPALL (1214-021915)

Annual Report

December 31, 2014

Classes I and S

Domestic Equity Index Portfolios

■	Voya Index Plus LargeCap Portfolio
■	Voya Index Plus MidCap Portfolio
■	Voya Index Plus SmallCap Portfolio

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT voyainvestments.com

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Reports	4
Shareholder Expense Examples	10
Report of Independent Registered Public Accounting Firm	11
Statements of Assets and Liabilities	12
Statements of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	17
Summary Portfolios of Investments	27
Tax Information	36
Director and Officer Information	37
Advisory Contract Approval Discussion	41

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Portfolios. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

New Year, Hopeful View

Dear Shareholder,

As 2014 came to a close, U.S. economic growth accelerated, Japan and Europe were struggling and volatility re-emerged in markets around the world. Though periods of volatility may challenge investor resolve over the course of the year, we believe resilience will prevail thanks to continued improvements in global consumer and business spending and ample global liquidity.

Resilience has been a defining characteristic of markets for some time now, as we have seen them shake off such potentially destabilizing events as Europe’s chronic economic malaise, China’s growth slowdown and Japan’s sharp and surprising return to recession. And that’s not to mention the various geopolitical hotspots — Ukraine, the Middle East and elsewhere — that have flared up from time to time. Along the way markets have been fortified by all-time high U.S. corporate earnings; renewed monetary stimulus from central banks in Japan, Europe and China; and plummeting oil prices that have provided a positive supply shock to consumers and businesses. This confluence of events has bolstered markets worldwide and has raised investor confidence that such trends can be sustained into 2015.

Despite our optimism, we — as always — advocate a well-balanced, globally diversified portfolio. We believe such an approach is the best way to potentially benefit from whatever opportunities may arise, while limiting the potential for over-exposure to as-yet-unidentified risks. Also as always, be sure to review your investment strategy and portfolio with your financial advisor to ensure they continue to reflect your goals and needs. Thoroughly discuss any potential portfolio changes with your advisor before taking action.

We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
Executive Vice President
Voya Family of Funds
January 28, 2015

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2014

Global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends ended 2013 at a record high. Investor sentiment had evidently reconciled itself to the tapering of the U.S. Federal Reserve Board’s (“Fed’s”) $85 billion of monthly Treasury and mortgage-backed securities purchases. The Fed’s December 18 announcement of a reduction in purchases to $75 billion per month with more to come was taken in stride. There was still plenty to worry about however and the Index endured an early slump and wide swings late in 2014 before ending up 9.81% for the year. (The Index returned 4.94% for the one year ended December 31, 2014, measured in U.S. dollars.)

It did not take long for worries about a flagging U.S. economy to resurface. A disappointingly weak employment report on January 10 showed only 74,000 jobs created in December, the lowest in nearly three years. A cold and snowy winter was thought to be depressing hiring and other key statistics like durable goods orders and home sales.

The Index reached its low point on February 3, down almost exactly 5% in 2014. Yet it took only 18 days to erase the loss despite new political turmoil that flared in Eastern Europe as Russia annexed Crimea after the president of Ukraine was deposed.

With the improvement in the season came a pick-up in U.S. economic data. Employment reports were looking better and the unemployment rate fell below 6%. The December bulletin marked the eighth consecutive month in which more than 200,000 jobs were created. National purchasing managers’ activity indices signaled healthy expansion. While the housing market was cooling, the annualized rate of existing home sales exceeded 5 million for five straight months. Consumer confidence touched seven-year high levels. Growth in gross domestic product (“GDP”) was –2.1% (annualized) in the first quarter but bounced back to 5.0% in the third.

Yet concerns remained about the sustainability of the recovery in the U.S. and worldwide. The improving U.S. employment situation was accompanied by labor force participation rates at or near the lowest since 1978. Wage growth was sluggish near 2% annually. The Fed’s monthly Treasury and mortgage-backed securities purchases ended in October.

Outside of the U.S., growth in China was decelerating, which also weighed on global commodity supplying countries. Japan re-entered recession in the third quarter after an April rise in consumption tax. But it was the euro zone that was the most problematic. Growth almost ground to a halt in the second and third quarters. Unemployment seemed stuck at 11.5%, while deflation was perilously close. Markets became increasingly skeptical that the European Central Bank (“ECB”) could attempt U.S., UK and Japan-style quantitative easing with Germany unequivocally opposed. Oil prices had been steadily falling since late June and would halve by year-end. Increased shale oil production notwithstanding, was this also a signal that global economic activity was weaker than anyone had imagined?

Securities prices mirrored investors’ mood swings in the last few months. The Index actually reached a new peak on September 19, but by October 16 fell 8.2%. From there the Index rebounded 12% to December 5, fell 5% to December 16 then rose 4% to end the year 1.3% below its all-time high.

In U.S. fixed income markets, the Barclays Long-Term U.S. Treasury sub-index returned a remarkable 25.07% in 2014; the Barclays Short-Term U.S. Treasury sub-index just 0.09% as the Treasury yield curve flattened. The Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) added 5.97%, while the Barclays U.S. Corporate Investment Grade Bond sub-index gained 7.46%. Both outperformed the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate), which gained only 2.46%, perhaps reflecting growing disillusionment with the risk/reward profile of high yield bonds after strong returns in recent years.

U.S. equities, represented by the S&P 500® Index including dividends, returned 13.69% in the fiscal year, about 1.5% below its all-time high. The utilities sector was the top performer, returning 28.98%; not surprisingly, the only loser was energy, which dropped 7.78% as oil prices sagged. Record operating earnings per share for S&P 500® companies in the second and third quarters were supported by low interest rates, slow wage growth and historically high share buy-back volumes. Operating margins breached 10% for the first time.

In currencies, the dollar advanced against most other currencies over the year. The dollar surged 13.60% against the euro, on the U.S.’s much better growth and interest rate increase prospects, and 13.74% against the yen, on the likelihood of further monetary easing in Japan and an announced partial re-allocation into non-yen securities for the giant Government Pension Investment Fund (“GPIF”). The dollar gained less, 6.29%, on the pound. The UK had a better growth story than the euro zone, which however is the destination for about 40% of the UK’s exports.

In international markets, the MSCI Japan® Index rose 9.48% in 2014, boosted in the case of Japan’s large exporters by the falling yen and in general by the GPIF’s announcement described above. The MSCI Europe ex UK® Index added 6.63%. The poor economic data referred to above and the lingering conflict in Ukraine dampened markets, which were spasmodically supported by the possibility of quantitative easing. The strong health care sector contributed about one third of the total. Despite superior economic results, the MSCI UK® Index was much weaker, edging up 0.50%. UK stock indices are not particularly representative of the UK economy: the largest 14 names account for half of the index and comprise mostly global banking, energy, pharmaceuticals and materials companies. As a group, they held back returns by about 1.80%.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Long Term U.S. Treasury Index
The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.

Barclays Short-Term U.S. Treasury Index
A market capitalization-weighted index that is composed of fixed-rate, non-convertible U.S. Treasury securities that have a remaining maturity of between one and 12 months and have $250 million or more of outstanding face value.

Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P MidCap 400 Index	An unmanaged index that measures the performance of the mid-size company segment of the U.S. market.
S&P SmallCap 600 Index	An unmanaged index used to measure stock market performance composed of companies with a weighted average market value of approximately $630 million.

VOYA INDEX PLUS LARGECAP PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2014 (as a percentage of net assets)
Information Technology	18.8%
Financials	16.7%
Health Care	14.1%
Consumer Discretionary	12.3%
Consumer Staples	10.6%
Industrials	9.2%
Energy	7.9%
Utilities	3.3%
Materials	3.2%
Telecommunication Services	2.4%
Assets in Excess of Other Liabilities*	1.5%
Net Assets	100.0%
* Includes short-term investments. Portfolio holdings are subject to change daily.

Voya Index Plus LargeCap Portfolio (the “Portfolio”) seeks to outperform the total return performance of the S&P 500® Index, while maintaining a market level of risk. The Portfolio is managed by Vincent Costa, CFA, and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.*

Performance: For the year ended December 31, 2014, the Portfolio’s Class I shares provided a total return of 13.86% compared to the S&P 500® Index, which returned 13.69% for the same period.

Portfolio Specifics: For the one-year period, security selection was the strongest within the consumer staples and energy sectors. Within consumer staples, overweight positions Monster Beverage Corp. and CVS Health Corp. contributed the most to performance. Within energy, an overweight position in Halliburton Company and owning out-of-benchmark company Canadian Natural Resources Limited contributed the most to performance. Conversely, security selection was the weakest in the health care and financials sectors. Within health care, an underweight position in Celgene Corp. and not owning benchmark company Allergan, Inc. detracted the most from performance. Within financials, overweight positions in Prudential Financial, Inc. and Travelers Companies, Inc. detracted the most from performance.

Top Ten Holdings as of December 31, 2014 (as a percentage of net assets)
Apple, Inc.	4.3%
Microsoft Corp.	2.8%
ExxonMobil Corp.	2.7%
JPMorgan Chase & Co.	2.0%
Pfizer, Inc.	1.8%
Wells Fargo & Co.	1.8%
Merck & Co., Inc.	1.6%
Procter & Gamble Co.	1.6%
Verizon Communications, Inc.	1.5%
Cisco Systems, Inc.	1.5%
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: Looking ahead, we believe the related effects of collapsing oil prices will vary across industries, regions and asset classes. We believe the United States will maintain a modest pace of growth while global central banks will aggressively fight to improve their own near-term outlooks. In our view, the end of quantitative easing confirms the strength of the U.S. economy, but the uncertain start of interest rate hikes will increase market volatility. The teetering euro zone economy suggests the European Central Bank may ease interest rates further in the first half of 2015.

*	Effective May 1, 2014, Christopher Corapi was removed as a portfolio manager of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	VOYA INDEX PLUS LARGECAP PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	10 Year
Class I	13.86%	14.55%	6.82%
Class S	13.54%	14.25%	6.56%
S&P 500® Index	13.69%	15.45%	7.67%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Plus LargeCap Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

VOYA INDEX PLUS MIDCAP PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2014 (as a percentage of net assets)
Financials	24.1%
Information Technology	17.6%
Industrials	14.5%
Consumer Discretionary	14.2%
Health Care	10.5%
Materials	5.8%
Utilities	5.4%
Consumer Staples	3.7%
Energy	3.1%
Assets in Excess of Other Liabilities*	1.1%
Net Assets	100.0%
* Includes short-term investments. Portfolio holdings are subject to change daily.

Voya Index Plus MidCap Portfolio (the “Portfolio”) seeks to outperform the total return performance of the S&P MidCap 400 Index, while maintaining a market level of risk. The Portfolio is managed by Vincent Costa, CFA, and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.*

Performance: For the year ended December 31, 2014, the Portfolio’s Class I shares provided a total return of 9.56% compared to the S&P MidCap 400 Index, which returned 9.77% for the same period.

Portfolio Specifics: For the one-year period, security selection was the strongest within the information technology and industrials sectors. Within information technology, underweight positions in 3D Systems Corp. and Cree, Inc. contributed the most to performance. Within industrials, overweight positions in JetBlue Airways Corp. and Alaska Air Group, Inc. were the most beneficial for performance. Conversely, security selection was the weakest in the materials and financials sectors. Within materials, overweight positions in Worthington Industries, Inc. and United States Steel Corp. detracted the most from performance. Within financials, an overweight position in Carlyle Group L.P. and not owning benchmark company UDR, Inc. detracted the most from performance.

Top Ten Holdings as of December 31, 2014* (as a percentage of net assets)
SL Green Realty Corp.	1.4%
Skyworks Solutions, Inc.	1.3%
Jarden Corp.	1.3%
Energizer Holdings, Inc.	1.2%
Packaging Corp. of America	1.2%
Gartner, Inc.	1.1%
Polaris Industries, Inc.	1.1%
Extra Space Storage, Inc.	1.1%
Mednax, Inc.	1.1%
Ansys, Inc.	1.1%
* Excludes short-term investments. Portfolio holdings are subject to change daily.

Current Strategy and Outlook: Looking ahead, we believe the related effects of collapsing oil prices will vary across industries, regions and asset classes. We believe the United States will maintain a modest pace of growth while global central banks will aggressively fight to improve their own near-term outlooks. In our view, the end of quantitative easing confirms the strength of the U.S. economy, but the uncertain start of interest rate hikes will increase market volatility. The teetering euro zone economy suggests the European Central Bank may ease interest rates further in the first half of 2015.

*	Effective May 1, 2014, Christopher Corapi was removed as a portfolio manager of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	VOYA INDEX PLUS MIDCAP PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	10 Year
Class I	9.56%	15.90%	8.24%
Class S	9.30%	15.60%	7.96%
S&P MidCap 400 Index	9.77%	16.54%	9.71%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Plus MidCap Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

VOYA INDEX PLUS SMALLCAP PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2014 (as a percentage of net assets)
Financials	23.0%
Industrials	16.6%
Information Technology	16.3%
Consumer Discretionary	15.5%
Health Care	11.2%
Materials	5.6%
Energy	3.4%
Consumer Staples	3.2%
Utilities	2.8%
Telecommunication Services	1.1%
Assets in Excess of Other Liabilities*	1.3%
Net Assets	100.0%
* Includes short-term investments. Portfolio holdings are subject to change daily.

Voya Index Plus SmallCap Portfolio (the “Portfolio”) seeks to outperform the total return performance of the S&P SmallCap 600 Index, while maintaining a market level of risk. The Portfolio is managed by Vincent Costa, CFA, and Steve Wetter, Portfolio Managers, of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.*

Performance: For the year ended December 31, 2014, the Portfolio’s Class I shares provided a total return of 5.44% compared to the S&P SmallCap 600® Index, which returned 5.76% for the same period.

Portfolio Review: For the one-year period, security selection was the strongest within the industrials and financial sectors. Within industrials, an overweight position in Knight Transportation, Inc. and not owning benchmark company DXP Enterprises, Inc. contributed the most to performance. Within financials, overweight positions in Jones Lang LaSalle, Inc. and Sovran Self Storage, Inc. were the most beneficial for performance. Conversely, security selection was the weakest in the consumer discretionary and energy sectors. Within consumer discretionary, overweight positions in Sturm, Ruger & Company, Inc. and Arctic Cat, Inc. detracted the most from performance. Within energy, out-of-benchmark positions in Energy XXI Ltd. and Key Energy Services, Inc. were the largest detractors from performance.

Top Ten Holdings as of December 31, 2014* (as a percentage of net assets)
Casey’s General Stores, Inc.	1.1%
Teledyne Technologies, Inc.	1.1%
Toro Co.	1.1%
Jack in the Box, Inc.	1.1%
j2 Global, Inc.	1.0%
Pool Corp.	1.0%
The Geo Group, Inc.	1.0%
Microsemi Corp.	1.0%
MarketAxess Holdings, Inc.	1.0%
PRA Group, Inc.	0.9%
* Excludes short-term investments. Portfolio holdings are subject to change daily.

Current Strategy and Outlook: Looking ahead, we believe the related effects of collapsing oil prices will vary across industries, regions and asset classes. We believe the United States will maintain a modest pace of growth while global central banks will aggressively fight to improve their own near-term outlooks. In our view, the end of quantitative easing confirms the strength of the U.S. economy, but the uncertain start of interest rate hikes will increase market volatility. The teetering euro zone economy suggests the European Central Bank may ease interest rates further in the first half of 2015.

*	Effective May 1, 2014, Christopher Corapi was removed as a portfolio manager of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	VOYA INDEX PLUS SMALLCAP PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	10 Year
Class I	5.44%	15.57%	6.98%
Class S	5.24%	15.28%	6.72%
S&P SmallCap 600® Index	5.76%	17.27%	9.02%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Plus SmallCap Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2014*	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2014*
Voya Index Plus LargeCap Portfolio
Class I	$1,000.00	$1,061.90	0.44%	$2.29	$1,000.00	$1,022.99	0.44%	$2.24
Class S	1,000.00	1,060.40	0.69	3.58	1,000.00	1,021.73	0.69	3.52
Voya Index Plus MidCap Portfolio
Class I	1,000.00	1,028.50	0.49	2.51	1,000.00	1,022.74	0.49	2.50
Class S	1,000.00	1,027.50	0.74	3.78	1,000.00	1,021.48	0.74	3.77
Voya Index Plus SmallCap Portfolio
Class I	1,000.00	1,029.70	0.50	2.56	1,000.00	1,022.68	0.50	2.55
Class S	1,000.00	1,028.60	0.75	3.83	1,000.00	1,021.42	0.75	3.82

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
Voya Variable Portfolios, Inc.

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Voya Index Plus LargeCap Portfolio, Voya Index Plus MidCap Portfolio, and Voya Index Plus SmallCap Portfolio, each a series of Voya Variable Portfolios, Inc., as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Variable Portfolios, Inc. as of December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 18, 2015

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2014

	Voya Index Plus LargeCap Portfolio	Voya Index Plus MidCap Portfolio	Voya Index Plus SmallCap Portfolio
ASSETS:
Investments in securities at fair value+*	$757,781,053	$692,476,374	$314,615,524
Short-term investments at fair value**	9,769,715	19,077,280	13,008,044
Total investments at fair value	$767,550,768	$711,553,654	$327,623,568
Cash	862	850	102
Cash collateral for futures	240,678	200,640	106,560
Receivables:
Investment securities sold	9,772,612	—	1,117,783
Fund shares sold	19,966,467	878	18,702
Dividends	1,114,585	869,217	466,874
Prepaid expenses	5,813	5,409	2,438
Other assets	134,774	71,331	35,064
Total assets	798,786,559	712,701,979	329,371,091

LIABILITIES:
Payable for investment securities purchased	28,370,174	41,250	731,084
Payable for fund shares redeemed	696,908	597,085	620,136
Payable upon receipt of securities loaned	—	11,253,672	8,951,485
Payable for investment management fees	224,215	237,708	107,542
Payable for administrative fees	35,233	32,684	14,787
Payable for distribution and shareholder service fees	27,786	26,229	19,573
Payable for directors fees	3,682	3,542	1,634
Payable to directors under the deferred compensation plan (Note 6)	134,774	71,331	35,064
Other accrued expenses and liabilities	96,213	89,415	39,356
Total liabilities	29,588,985	12,352,916	10,520,661
NET ASSETS	$769,197,574	$700,349,063	$318,850,430

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$709,835,809	$499,140,494	$277,411,634
Undistributed net investment income	11,283,295	5,931,676	2,466,500
Accumulated net realized gain (loss)	(78,395,731)	92,044,609	(23,427,384)
Net unrealized appreciation	126,474,201	103,232,284	62,399,680
NET ASSETS	$769,197,574	$700,349,063	$318,850,430
_______________
+ Including securities loaned at value	$—	$10,943,950	$8,742,960
* Cost of investments in securities	$631,416,357	$589,425,475	$252,356,438
** Cost of short-term investments	$9,769,715	$19,077,280	$13,008,044

Class I
Net assets	$639,453,627	$577,230,063	$226,276,679
Shares authorized	200,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	28,446,595	23,479,213	9,879,811
Net asset value and redemption price per share	$22.48	$24.58	$22.90

Class S
Net assets	$129,743,947	$123,119,000	$92,573,751
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	5,819,575	5,068,461	4,085,964
Net asset value and redemption price per share	$22.29	$24.29	$22.66

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2014

	Voya Index Plus LargeCap Portfolio	Voya Index Plus MidCap Portfolio	Voya Index Plus SmallCap Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$14,860,225	$9,602,563	$4,020,059
Securities lending income, net	11,285	166,985	348,074
Total investment income	14,871,510	9,769,548	4,368,133

EXPENSES:
Investment management fees	2,577,461	2,833,605	1,307,063
Distribution and shareholder service fees:
Class S	331,356	322,812	243,823
Transfer agent fees	865	727	496
Administrative service fees	405,018	389,608	179,715
Shareholder reporting expense	68,593	70,939	34,521
Professional fees	75,379	75,997	42,063
Custody and accounting expense	70,857	72,594	38,419
Directors fees	22,093	21,252	9,803
Miscellaneous expense	23,165	21,178	11,492
Interest expense	46	165	—
Total expenses	3,574,833	3,808,877	1,867,395
Net expenses	3,574,833	3,808,877	1,867,395
Net investment income	11,296,677	5,960,671	2,500,738

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	87,669,683	93,842,003	31,811,053
Futures	1,353,686	587,296	82,596
Net realized gain	89,023,369	94,429,299	31,893,649
Net change in unrealized appreciation (depreciation) on:
Investments	(5,221,684)	(36,188,423)	(18,171,349)
Futures	(152,341)	(14,955)	18,444
Net change in unrealized appreciation (depreciation)	(5,374,025)	(36,203,378)	(18,152,905)
Net realized and unrealized gain	83,649,344	58,225,921	13,740,744
Increase in net assets resulting from operations	$94,946,021	$64,186,592	$16,241,482
_______________
* Foreign taxes withheld	$52,611	$—	$625

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Index Plus LargeCap Portfolio		Voya Index Plus MidCap Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income	$11,296,677	$10,762,185	$5,960,671	$5,215,017
Net realized gain	89,023,369	94,675,430	94,429,299	84,884,993
Net change in unrealized appreciation (depreciation)	(5,374,025)	91,036,866	(36,203,378)	109,815,353
Increase in net assets resulting from operations	94,946,021	196,474,481	64,186,592	199,915,363

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(9,040,215)	(10,204,197)	(4,524,218)	(6,251,618)
Class S	(1,721,169)	(2,123,002)	(701,737)	(1,180,347)
Net realized gains:
Class I	—	—	(24,423,502)	—
Class S	—	—	(5,528,242)	—
Total distributions	(10,761,384)	(12,327,199)	(35,177,699)	(7,431,965)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	32,926,545	8,649,799	10,163,257	9,954,963
Reinvestment of distributions	10,761,384	12,327,199	35,177,699	7,431,965
	43,687,929	20,976,998	45,340,956	17,386,928
Cost of shares redeemed	(97,050,073)	(110,132,145)	(97,019,449)	(96,141,714)
Net decrease in net assets resulting from capital share transactions	(53,362,144)	(89,155,147)	(51,678,493)	(78,754,786)
Net increase (decrease) in net assets	30,822,493	94,992,135	(22,669,600)	113,728,612

NET ASSETS:
Beginning of year or period	738,375,081	643,382,946	723,018,663	609,290,051
End of year or period	$769,197,574	$738,375,081	$700,349,063	$723,018,663
Undistributed net investment income at end of year or period	$11,283,295	$10,640,329	$5,931,676	$5,152,285

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Index Plus SmallCap Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income	$2,500,738	$1,895,927
Net realized gain	31,893,649	35,179,583
Net change in unrealized appreciation (depreciation)	(18,152,905)	70,735,621
Increase in net assets resulting from operations	16,241,482	107,811,131

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(1,491,399)	(1,985,531)
Class S	(406,155)	(735,068)
Total distributions	(1,897,554)	(2,720,599)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	6,075,360	17,532,869
Reinvestment of distributions	1,897,554	2,720,599
	7,972,914	20,253,468
Cost of shares redeemed	(53,142,438)	(39,413,714)
Net decrease in net assets resulting from capital share transactions	(45,169,524)	(19,160,246)
Net increase (decrease) in net assets	(30,825,596)	85,930,286

NET ASSETS:
Beginning of year or period	349,676,026	263,745,740
End of year or period	$318,850,430	$349,676,026
Undistributed net investment income at end of year or period	$2,466,500	$1,863,316

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expense net of all reductions/ additions(2)(3)(4)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Voya Index Plus LargeCap Portfolio
Class I
12-31-14	20.05	0.33	•	2.41	2.74	0.31	—	—	0.31	—	22.48	13.86	0.44	0.44		0.44		1.58		639,454	72
12-31-13	15.37	0.28	•	4.72	5.00	0.32	—	—	0.32	—	20.05	32.92	0.44	0.44		0.44		1.60		601,491	80
12-31-12	13.64	0.27	•	1.70	1.97	0.24	—	—	0.24	—	15.37	14.45	0.45	0.45		0.45		1.84		516,227	166
12-31-11	13.89	0.21	•	(0.20)	0.01	0.26	—	—	0.26	—	13.64	(0.09)	0.44	0.44		0.44		1.54		544,124	130
12-31-10	12.42	0.22	•	1.50	1.72	0.25	—	—	0.25	—	13.89	13.96	0.44	0.44	†	0.44	†	1.75	†	631,278	157
Class S
12-31-14	19.89	0.28	•	2.38	2.66	0.26	—	—	0.26	—	22.29	13.54	0.69	0.69		0.69		1.33		129,744	72
12-31-13	15.24	0.24	•	4.68	4.92	0.27	—	—	0.27	—	19.89	32.67	0.69	0.69		0.69		1.35		136,884	80
12-31-12	13.53	0.23	•	1.68	1.91	0.20	—	—	0.20	—	15.24	14.11	0.70	0.70		0.70		1.59		127,156	166
12-31-11	13.78	0.18	•	(0.21)	(0.03)	0.22	—	—	0.22	—	13.53	(0.34)	0.69	0.69		0.69		1.28		132,939	130
12-31-10	12.33	0.19	•	1.48	1.67	0.22	—	—	0.22	—	13.78	13.63	0.69	0.69	†	0.69	†	1.50	†	171,456	157
Voya Index Plus MidCap Portfolio
Class I
12-31-14	23.62	0.21	•	1.95	2.16	0.19	1.01	—	1.20	—	24.58	9.56	0.49	0.49		0.49		0.89		577,230	72
12-31-13	17.76	0.17	•	5.92	6.09	0.23	—	—	0.23	—	23.62	34.56	0.49	0.49		0.49		0.81		588,001	66
12-31-12	15.22	0.21	•	2.48	2.69	0.15	—	—	0.15	—	17.76	17.70	0.50	0.50		0.50		1.24		491,445	164
12-31-11	15.51	0.14		(0.30)	(0.16)	0.13	—	—	0.13	—	15.22	(1.15)	0.49	0.49		0.49		0.83		482,378	101
12-31-10	12.85	0.11	•	2.70	2.81	0.15	—	—	0.15	—	15.51	21.91	0.48	0.48	†	0.48	†	0.84	†	549,499	162
Class S
12-31-14	23.35	0.15	•	1.93	2.08	0.13	1.01	—	1.14	—	24.29	9.30	0.74	0.74		0.74		0.63		123,119	72
12-31-13	17.56	0.12	•	5.85	5.97	0.18	—	—	0.18	—	23.35	34.23	0.74	0.74		0.74		0.56		135,017	66
12-31-12	15.05	0.17	•	2.44	2.61	0.10	—	—	0.10	—	17.56	17.38	0.75	0.75		0.75		0.99		117,845	164
12-31-11	15.34	0.09	•	(0.29)	(0.20)	0.09	—	—	0.09	—	15.05	(1.39)	0.74	0.74		0.74		0.58		117,222	101
12-31-10	12.72	0.08	•	2.66	2.74	0.12	—	—	0.12	—	15.34	21.57	0.73	0.73	†	0.73	†	0.59	†	144,975	162
Voya Index Plus SmallCap Portfolio
Class I
12-31-14	21.86	0.18	•	1.00	1.18	0.14	—	—	0.14	—	22.90	5.44	0.50	0.50		0.50		0.84		226,277	40
12-31-13	15.48	0.14	•	6.42	6.56	0.18	—	—	0.18	—	21.86	42.70	0.49	0.49		0.49		0.70		243,564	55
12-31-12	13.85	0.16	•	1.55	1.71	0.08	—	—	0.08	—	15.48	12.38	0.51	0.51		0.51		1.06		176,644	144
12-31-11	14.06	0.08		(0.17)	(0.09)	0.12	—	—	0.12	—	13.85	(0.74)	0.50	0.50		0.50		0.52		186,300	115
12-31-10	11.52	0.12	•	2.51	2.63	0.09	—	—	0.09	—	14.06	22.84	0.49	0.49	†	0.49	†	0.99	†	215,343	160
Class S
12-31-14	21.62	0.13	•	1.00	1.13	0.09	—	—	0.09	—	22.66	5.24	0.75	0.75		0.75		0.59		92,574	40
12-31-13	15.32	0.08	•	6.36	6.44	0.14	—	—	0.14	—	21.62	42.28	0.74	0.74		0.74		0.45		106,112	55
12-31-12	13.70	0.12	•	1.54	1.66	0.04	—	—	0.04	—	15.32	12.14	0.76	0.76		0.76		0.82		87,102	144
12-31-11	13.91	0.05		(0.18)	(0.13)	0.08	—	—	0.08	—	13.70	(0.98)	0.75	0.75		0.75		0.26		90,025	115
12-31-10	11.41	0.09	•	2.47	2.56	0.06	—	—	0.06	—	13.91	22.47	0.74	0.74	†	0.74	†	0.74	†	109,387	160

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)	Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

•	Calculated using average number of shares outstanding throughout the period.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014

NOTE 1 — ORGANIZATION

Voya Variable Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act” or “Act”) as an open-end management investment company. The Company was incorporated under the laws of Maryland on June 4, 1996. There are nineteen active separate investment series that comprise the Company. The three series (each a “Portfolio” and collectively the “Portfolios”) included in this report are: Voya Index Plus LargeCap Portfolio (“Index Plus LargeCap”), Voya Index Plus MidCap Portfolio (“Index Plus MidCap”), and Voya Index Plus SmallCap Portfolio (“Index Plus SmallCap”), each a diversified series of the Company. The investment objective of the Portfolios is described in the Portfolios’ Prospectus.

The Company is authorized to offer four classes of shares, referred to as Adviser Class (“Class ADV”), Class I, Class S and Service 2 Class (“Class S2”); however, the Portfolios do not currently offer all classes. Each class has equal rights as to voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Funds Services, LLC (“VFS” or the “Administrator”), a Delaware limited liability company, serves as the Administrator to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under the U.S. generally accepted accounting principals (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. U.S. GAAP defines fair value as the price the Portfolio(s) would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in equity securities traded on a national securities exchange are valued at the official closing price when available or, for certain markets, the last reported sale price on each valuation day. Securities traded on an exchange for which there has been no sale and securities traded in the over- the-counter-market are valued at the mean between the last reported bid and ask prices on each valuation day. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are fair valued using an independent pricing service which takes into consideration such factors as benchmark yields, cash flow assumptions and issuer spreads as well as broker quotes and reported trades for the security as well as securities similar in type, quality, coupon and maturity. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at net asset value (“NAV”). Investments in securities of sufficient credit quality, maturing in 60 days or less are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Portfolios’ Board of Directors (“Board”),

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its NAV may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such valuations are made in accordance with valuation procedures of the Portfolios (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolios related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Portfolio determines its NAV or if the foreign exchange closes prior to the time a Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Portfolio in foreign securities markets. Further, the value of a Portfolio’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Portfolio. In calculating a Portfolio’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by a Portfolio closes but before the time that a Portfolio’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Portfolio determines its NAV. In such a case, a Portfolio will use the fair value of such securities as determined under a Portfolio’s Valuation Procedures. Events after the close of trading on a foreign market that could require a Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the Sub-Adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Portfolio’s investments under these levels of classification is included following the Summary Portfolio of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Portfolios’ Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or Sub-Adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Portfolio uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

be assured a Portfolio can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.

For the year ended December 31, 2014, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on a Portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income and capital gains, if any, are declared and paid annually by the Portfolios. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

E.  Federal Income Taxes. It is the policy of each Portfolio to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expire.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

F.  Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Risk Exposures and the Use of Derivative Instruments. Each Portfolio’s investment strategies permit it to enter into various types of derivatives contracts, including, but not limited to, futures contracts. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow a Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Risks of Investing in Derivatives. Each Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and a Portfolio. Associated risks are not the risks that a Portfolio is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Portfolio will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

H.  Foreign Currency Transactions and Futures Contracts. Each Portfolio may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. When entering into a currency forward contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon date. The Portfolios either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. There were no forward foreign currency contracts entered into by any Portfolio during the year ended December 31, 2014.

Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolio’s assets are valued.

Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Summary Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Summary Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Portfolio’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Portfolio’s Statement of Operations. Realized gains (losses) are reported in each Portfolio’s Statement of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During year ended December 31, 2014, each Portfolio has purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Portfolios are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolios’ securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended December 31, 2014, Index Plus LargeCap, Index Plus MidCap, and Index Plus SmallCap had average notional values on futures contracts purchased of $7,602,639, $6,244,152 and $2,607,880, respectively.

I.  Securities Lending. Each Portfolio may temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, each Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to a Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. Each Portfolio bears the risk of loss with respect to the investment of collateral with the following exception: The Bank of New York Mellon (“BNY”) provides each portfolio indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

J.  Restricted Securities. Each Portfolio may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as defined in the Act, determined in good faith under procedures approved by the Board.

K.  Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2014, the cost of purchases and the proceeds from the sale of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Index Plus LargeCap	$525,595,854	$577,658,078
Index Plus MidCap	506,892,008	585,611,907
Index Plus SmallCap	128,849,099	174,526,519

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Portfolios have entered into an investment management agreement (“Investment Management Agreement”) with the Investment Adviser. The Investment Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Index Plus LargeCap	0.35%
Index Plus MidCap	0.40%
Index Plus SmallCap	0.40%

The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Portfolio. Subject to such policies as the Board or the Investment

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.

The Administrator provides certain administrative and shareholder services necessary for each Portfolio’s operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from each Portfolio a fee at an annual rate of 0.055% on the first $5 billion of each Portfolio’s average daily net assets and 0.030% thereafter.

In placing equity security transactions, the Sub-Adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to obtain the best execution for each transaction. Subject to this requirement, the Sub-Adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to a Portfolio) paid to the broker-dealers to pay certain expenses of a Portfolio. These commission recapture payments benefit the Portfolios and not the Sub-Adviser. Any amount credited to a Portfolio is reflected as brokerage commission recapture in the accompanying Statements of Operations.

NOTE 5 — DISTRIBUTION FEES

Class S shares of the Portfolios have a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), whereby the Distributor is compensated by each Portfolio for expenses incurred for shareholder servicing and/or the distribution of each Portfolio’s Class S shares. Pursuant to the 12b-1 Plan, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Portfolio’s Class S shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plan, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2014, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the following Portfolios:

Subsidiary	Portfolio	Percentage
Voya Insurance and Annuity Company	Index Plus LargeCap	16.27%
	Index Plus MidCap	16.39
	Index Plus SmallCap	27.64
Voya Retirement Insurance and Annuity Company	Index Plus LargeCap	75.76
	Index Plus MidCap	78.22
	Index Plus SmallCap	63.44

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, if certain Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

The Portfolios have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors, as described in the Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director under the Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of directors’ fees under the Plan will not affect net assets of the Portfolio, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.

NOTE 7 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Portfolio whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes,

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 7 — EXPENSE LIMITATION AGREEMENT (continued)

brokerage commissions, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

Portfolio	Class I	Class S
Index Plus LargeCap	0.55%	0.80%
Index Plus MidCap	0.60%	0.85%
Index Plus SmallCap	0.60%	0.85%

The Investment Adviser may at a later date recoup from a Portfolio for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of December 31, 2014, the Portfolios did not have any amount of waived or reimbursed fees that would be subject to possible recoupment by the Investment Adviser.

The Expense Limitation Agreement is contractual through May 1, 2015 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 8 — LINE OF CREDIT

The Portfolios, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with BNY for an aggregate amount of $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase or sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 23, 2014, the funds to which the Credit Agreement is available paid a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Portfolios utilized the line of credit during the year ended December 31, 2014:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Index Plus LargeCap	2	$377,500	1.09%
Index Plus MidCap	5	1,104,600	1.09

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Index Plus LargeCap
Class I
12/31/2014	1,446,183	—	447,757	(3,442,278)	(1,548,338)	31,875,889	—	9,040,215	(72,052,277)	(31,136,173)
12/31/2013	395,221	—	608,376	(4,598,698)	(3,595,101)	6,996,235	—	10,204,197	(80,964,805)	(63,764,373)
Class S
12/31/2014	50,102	—	85,844	(1,198,176)	(1,062,230)	1,050,656	—	1,721,169	(24,997,796)	(22,225,971)
12/31/2013	87,773	—	127,407	(1,674,306)	(1,459,126)	1,653,564	—	2,123,002	(29,167,340)	(25,390,774)
Index Plus MidCap
Class I
12/31/2014	349,312	—	1,280,873	(3,044,828)	(1,414,643)	8,254,099	—	28,947,720	(71,823,634)	(34,621,815)
12/31/2013	391,651	—	317,825	(3,485,127)	(2,775,651)	7,962,169	—	6,251,618	(73,724,808)	(59,511,021)
Class S
12/31/2014	82,857	—	278,497	(1,075,070)	(713,716)	1,909,158	—	6,229,979	(25,195,815)	(17,056,678)
12/31/2013	93,665	—	60,593	(1,082,494)	(928,236)	1,992,794	—	1,180,347	(22,416,906)	(19,243,765)
Index Plus SmallCap
Class I
12/31/2014	238,367	—	69,888	(1,572,091)	(1,263,836)	5,223,155	—	1,491,399	(34,190,742)	(27,476,188)
12/31/2013	838,756	—	118,398	(1,222,516)	(265,362)	15,696,541	—	1,985,531	(22,401,455)	(4,719,383)
Class S
12/31/2014	39,954	—	19,213	(880,275)	(821,108)	852,205	—	406,155	(18,951,696)	(17,693,336)
12/31/2013	89,555	—	44,228	(912,458)	(778,675)	1,836,328	—	735,068	(17,012,259)	(14,440,863)

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 10 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Portfolios. The following is a summary of the Portfolio’s securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2014:

Index Plus MidCap
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$949,620	$(949,620)	$—
Citadel Securities LLC	110,628	(110,628)	—
Citigroup Global Markets Inc.	18,237	(18,237)	—
Credit Suisse Securities USA	549,242	(549,242)	—
Deutsche Bank Securities Inc.	2,390,497	(2,390,497)	—
Goldman Sachs & Company	888,508	(888,508)	—
JPMorgan Clearing Corp.	769,533	(769,533)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	293,930	(293,930)	—
Morgan Stanley & Co. LLC	871,816	(871,816)	—
National Financial Services LLC	147,504	(147,504)	—
RBC Capital Markets, LLC	146,702	(146,702)	—
RBC Dominion Securities Inc	1,325,131	(1,325,131)	—
Scotia Capital (USA) INC	2,070,609	(2,070,609)	—
UBS Securities LLC.	411,993	(411,993)	—
Total	$10,943,950	$(10,943,950)	$—

(1)	Collateral with a fair value of $11,253,672 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Index Plus SmallCap
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$49,645	$(49,645)	$—
Credit Suisse Securities (USA) LLC	210,917	(210,917)	—
Deutsche Bank Securities	957,506	(957,506)	—
Goldman Sachs & Company	4,095,649	(4,095,649)	—
HSBC Bank PLC	55,130	(55,130)	—
JP Morgan Clearing Corp	772,486	(772,486)	—
Maple Securities USA Inc.	97,930	(97,930)	—
Morgan Stanley & Co. LLC	362,122	(362,122)	—
National Financial Services LLC	1,678,982	(1,678,982)	—
NewEdge USA, LLC	324,393	(324,393)	—
RBC Capital Markets, LLC	7,642	(7,642)	—
RBC Dominion Securities Inc	32,106	(32,106)	—
Scotia Capital (USA) INC	98,452	(98,452)	—
Total	$8,742,960	$(8,742,960)	$—

(1)	Collateral with a fair value of $8,951,485 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The following permanent tax differences have been reclassified as of December 31, 2014:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Index Plus LargeCap	$27	$107,673	$(107,700)
Index Plus MidCap	—	44,675	(44,675)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Ordinary Income	Long-term Capital Gains	Ordinary Income
Index Plus LargeCap	$10,761,384	$—	$12,327,199
Index Plus MidCap	5,225,955	29,951,744	7,431,965
Index Plus SmallCap	1,897,554	—	2,720,599

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2014 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Portfolios’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
Index Plus LargeCap	$11,409,863	$—	$124,909,191	$(76,830,721)	2017
Index Plus MidCap	17,954,020	80,963,622	102,356,173	—	—
Index Plus SmallCap	2,500,310	—	61,498,142	(22,525,846)	2017

The Portfolios’ major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2010.

As of December 31, 2014, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 12 — CONCENTRATION OF INVESTMENT RISK

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Portfolios and their corresponding risks, see the Portfolios’ most recent Prospectus and/or the Statement of Additional Information.

NOTE 13 — RESTRUCTURING PLAN

In October 2009, ING Groep N.V. (“ING Groep”) submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc. (formerly, ING U.S., Inc.), before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep was required to divest at least 25% of Voya Financial, Inc. by the end of 2013 and more than 50% by the end of 2014, and is required to divest its remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 13 — RESTRUCTURING PLAN (continued)

In May 2013, Voya Financial, Inc. conducted an initial public offering of its common stock (the “IPO”). In October 2013, March 2014, and September 2014, ING Groep divested additional shares in several secondary offerings of common stock of Voya Financial, Inc. and concurrent share repurchases by Voya Financial, Inc. These transactions reduced ING Groep’s ownership interest in Voya Financial, Inc. to 32%. Voya Financial, Inc. did not receive any proceeds from these offerings.

In November 2014, through an additional secondary offering and the concurrent repurchase of shares by Voya Financial, Inc., ING Groep further reduced its interest in Voya Financial, Inc. below 25% to approximately 19% (the “November 2014 Offering”). The November 2014 Offering was deemed by the Investment Adviser to be a change of control (the “Change of Control”), which resulted in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Investment Adviser and Sub-Adviser provide services to the Portfolios. In anticipation of this termination, and in order to ensure that the existing investment advisory and sub-advisory services could continue uninterrupted, in 2013 the Board approved new advisory and sub-advisory agreements for the Portfolios, as applicable, in connection with the IPO. In addition, in 2013, shareholders of each Portfolio approved new investment advisory and affiliated sub-advisory agreements prompted by the IPO, as well as any future advisory and affiliated sub-advisory agreements prompted by the Separation Plan that are approved by the Board and that have terms not materially different from the current agreements. This meant that shareholders would not have another opportunity to vote on a new agreement with the Investment Adviser or the current affiliated sub-adviser even upon a change of control prompted by the Separation Plan, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.

On November 18, 2014, in response to the Change of Control, the Board, at an in-person meeting, approved new investment advisory and affiliated sub-advisory agreements. At that meeting, the Investment Adviser represented that the agreements approved by the Board were not materially different from the agreements approved by shareholders in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Portfolios will not be asked to vote again on these new agreements with the Investment Adviser and affiliated sub-adviser.

NOTE 14 — SUBSEQUENT EVENTS

On November 20, 2014, the Board approved a change to the Portfolios’ administrative agreement with VFS. Effective January 1, 2015, VFS is entitled to receive from each Portfolio a fee at an annual rate of 0.10% of its average daily net assets. VFS is contractually obligated to waive the administrative services fee increase and this obligation would remain in effect for at least two years from the effective date of January 1, 2015. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

Subsequent to the period end, the Board approved amendments to the Portfolios’ Valuation Procedures which changed the valuation methodology for investments in securities of sufficient credit quality, maturing in 60 days or less from amortized cost to a price provided by an independent pricing service.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

VOYA INDEX PLUS LARGECAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.5%
		Consumer Discretionary: 12.3%
8,555	@	Chipotle Mexican Grill, Inc.	$5,855,983	0.8
190,925		Comcast Corp. — Class A	11,075,559	1.4
76,026		Delphi Automotive PLC	5,528,611	0.7
107,914		Home Depot, Inc.	11,327,733	1.5
101,596		Macy’s, Inc.	6,679,937	0.9
89,549		Nike, Inc.	8,610,136	1.1
116,850		Walt Disney Co.	11,006,102	1.4
516,143		Other Securities	34,368,371	4.5
			94,452,432	12.3

		Consumer Staples: 10.6%
198,506		Altria Group, Inc.	9,780,391	1.3
173,765		ConAgra Foods, Inc.	6,304,194	0.8
106,738		CVS Caremark Corp.	10,279,937	1.3
49,341		Kimberly-Clark Corp.	5,700,859	0.7
53,210	@	Monster Beverage Corp.	5,765,303	0.8
105,646		PepsiCo, Inc.	9,989,886	1.3
136,041		Procter & Gamble Co.	12,391,975	1.6
314,232		Other Securities	21,200,540	2.8
			81,413,085	10.6

		Energy: 7.9%
53,768		Chevron Corp.	6,031,694	0.8
223,813		ExxonMobil Corp.	20,691,512	2.7
88,139		Occidental Petroleum Corp.	7,104,885	0.9
406,930		Other Securities	27,345,496	3.5
			61,173,587	7.9

		Financials: 16.7%
342,443		Bank of America Corp.	6,126,305	0.8
59,210	@	Berkshire Hathaway, Inc. — Class B	8,890,382	1.2
89,017		Discover Financial Services	5,829,723	0.8
282,690		Fifth Third Bancorp.	5,759,809	0.7
241,264		Host Hotels & Resorts, Inc.	5,734,845	0.7
240,923		JPMorgan Chase & Co.	15,076,961	2.0
539,402		Regions Financial Corp.	5,696,085	0.7
253,060		Wells Fargo & Co.	13,872,749	1.8
174,904		XL Group PLC	6,011,451	0.8
1,200,952		Other Securities	55,183,116	7.2
			128,181,426	16.7

		Health Care: 14.1%
106,490		AbbVie, Inc.	6,968,706	0.9
44,610		Amgen, Inc.	7,105,927	0.9
65,087		Cardinal Health, Inc.	5,254,473	0.7
89,291	@	Gilead Sciences, Inc.	8,416,570	1.1
96,112		Johnson & Johnson	10,050,432	1.3
118,806		Medtronic, Inc.	8,577,793	1.1
219,503		Merck & Co., Inc.	12,465,575	1.6
445,564		Pfizer, Inc.	13,879,319	1.8

COMMON STOCK: (continued)
		Health Care: (continued)
76,415		UnitedHealth Group, Inc.	$7,724,792	1.0
294,308		Other Securities	28,370,218	3.7
			108,813,805	14.1

		Industrials: 9.2%
67,435		Boeing Co.	8,765,201	1.2
51,617		General Dynamics Corp.	7,103,532	0.9
285,804		General Electric Co.	7,222,267	0.9
71,187		Union Pacific Corp.	8,480,507	1.1
650,431		Other Securities	38,879,648	5.1
			70,451,155	9.2

		Information Technology: 18.8%
297,598		Apple, Inc.	32,848,867	4.3
416,370		Cisco Systems, Inc.	11,581,332	1.5
111,143	@	Electronic Arts, Inc.	5,225,388	0.7
5,802		Google, Inc.	3,054,173	0.4
12,493	@	Google, Inc. — Class A	6,629,535	0.9
462,115		Microsoft Corp.	21,465,242	2.8
185,887		Oracle Corp.	8,359,338	1.1
119,279		Qualcomm, Inc.	8,866,008	1.1
850,435		Other Securities	46,561,420	6.0
			144,591,303	18.8

		Materials: 3.2%
96,753		International Paper Co.	5,184,026	0.7
266,473		Other Securities	19,242,510	2.5
			24,426,536	3.2

		Telecommunication Services: 2.4%
257,371		Verizon Communications, Inc.	12,039,815	1.5
385,268		Other Securities	6,846,261	0.9
			18,886,076	2.4

		Utilities: 3.3%
67,464		Entergy Corp.	5,901,751	0.8
132,081		Southern Co.	6,486,498	0.8
225,875		Other Securities	13,003,399	1.7
			25,391,648	3.3

		Total Common Stock (Cost $631,416,357)	757,781,053	98.5

SHORT-TERM INVESTMENTS: 1.3%
		Mutual Funds: 1.3%
9,769,715		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $9,769,715)	9,769,715	1.3

		Total Short-Term Investments (Cost $9,769,715)	9,769,715	1.3

		Total Investments in Securities (Cost $641,186,072)	$767,550,768	99.8
		Assets in Excess of Other Liabilities	1,646,806	0.2
		Net Assets	$769,197,574	100.0

See Accompanying Notes to Financial Statements

VOYA INDEX PLUS LARGECAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††	Rate shown is the 7-day yield as of December 31, 2014.

@	Non-income producing security.

Cost for federal income tax purposes is $642,641,577.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$133,712,357
Gross Unrealized Depreciation	(8,803,166)
Net Unrealized Appreciation	$124,909,191

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Common Stock*	$757,781,053	$—	$—	$757,781,053
Short-Term Investments	9,769,715	—	—	9,769,715
Total Investments, at fair value	$767,550,768	$—	$—	$767,550,768
Other Financial Instruments+
Futures	109,505	—	—	109,505
Total Assets	$767,660,273	$—	$—	$767,660,273

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

At December 31, 2014, the following futures contracts were outstanding for Voya Index Plus LargeCap Portfolio:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	71	03/20/15	$7,286,020	$109,505
			$7,286,020	$109,505

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$109,505
Total Asset Derivatives		$109,505

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

VOYA INDEX PLUS LARGECAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,353,686
Total	$1,353,686

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(152,341)
Total	$(152,341)

See Accompanying Notes to Financial Statements

VOYA INDEX PLUS MIDCAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.9%
		Consumer Discretionary: 14.2%
112,379		Brinker International, Inc.	$6,595,524	0.9
49,896		DineEquity, Inc.	5,171,221	0.7
121,800		Foot Locker, Inc.	6,842,724	1.0
56,748		Hanesbrands, Inc.	6,334,212	0.9
185,703	@	Jarden Corp.	8,891,460	1.3
51,339		Polaris Industries, Inc.	7,764,510	1.1
38,292	@	Ulta Salon Cosmetics & Fragrance, Inc.	4,895,249	0.7
1,732,822		Other Securities(a)	53,257,601	7.6
			99,752,501	14.2

		Consumer Staples: 3.7%
64,871		Energizer Holdings, Inc.	8,339,816	1.2
100,178	@	Hain Celestial Group, Inc.	5,839,375	0.9
306,748		Other Securities	11,342,141	1.6
			25,521,332	3.7

		Energy: 3.1%
239,923		Superior Energy Services	4,834,448	0.7
931,780		Other Securities	16,816,307	2.4
			21,650,755	3.1

		Financials: 24.1%
137,339		Arthur J. Gallagher & Co.	6,465,920	0.9
43,150		Everest Re Group Ltd.	7,348,445	1.1
131,383		Extra Space Storage, Inc.	7,704,299	1.1
130,777		HCC Insurance Holdings, Inc.	6,999,185	1.0
144,516		Highwoods Properties, Inc.	6,399,169	0.9
162,172		LaSalle Hotel Properties	6,563,101	0.9
83,610		Protective Life Corp.	5,823,437	0.8
60,192	@	Signature Bank	7,581,784	1.1
83,917		SL Green Realty Corp.	9,987,801	1.4
58,947	@	SVB Financial Group	6,841,978	1.0
2,951,382		Other Securities	97,048,424	13.9
			168,763,543	24.1

		Health Care: 10.5%
72,830	@	Centene Corp.	7,563,396	1.1
88,680	@	Charles River Laboratories International, Inc.	5,643,595	0.8
129,367	@	Community Health Systems, Inc.	6,975,469	1.0
53,267	@	Henry Schein, Inc.	7,252,302	1.0
116,470	@	Mednax, Inc.	7,699,832	1.1
61,924	@	WellCare Health Plans, Inc.	5,081,483	0.7
496,655		Other Securities	33,512,597	4.8
			73,728,674	10.5

		Industrials: 14.5%
123,498		Alaska Air Group, Inc.	7,380,240	1.0
51,157		Hubbell, Inc.	5,465,102	0.8
338,903	@	JetBlue Airways Corp.	5,375,002	0.8
79,498		Lincoln Electric Holdings, Inc.	5,492,517	0.8

COMMON STOCK: (continued)
		Industrials: (continued)
80,069		Regal-Beloit Corp.	$6,021,189	0.9
154,437		Waste Connections, Inc.	6,793,684	1.0
106,328		Woodward Governor Co.	5,234,527	0.7
1,611,342		Other Securities(a)	59,687,223	8.5
			101,449,484	14.5

		Information Technology: 17.6%
92,948	@	Ansys, Inc.	7,621,736	1.1
156,862		Broadridge Financial Solutions, Inc. ADR	7,243,887	1.0
95,526	@	Commvault Systems, Inc.	4,937,739	0.7
38,701	@	F5 Networks, Inc.	5,049,126	0.7
94,348	@	Gartner, Inc.	7,945,045	1.1
192,339	@	Ingram Micro, Inc.	5,316,250	0.8
143,300	@	Keysight Technologies, Inc.	4,839,241	0.7
422,179	@	Polycom, Inc.	5,699,416	0.8
149,144	@	PTC, Inc.	5,466,128	0.8
123,073		Skyworks Solutions, Inc.	8,948,638	1.3
129,940	@	SolarWinds, Inc.	6,474,910	0.9
1,615,456		Other Securities(a)	53,617,026	7.7
			123,159,142	17.6

		Materials: 5.8%
91,692		Albemarle Corp.	5,513,440	0.8
326,066		Commercial Metals Co.	5,311,615	0.7
104,099		Packaging Corp. of America	8,124,927	1.2
318,359		Steel Dynamics, Inc.	6,284,407	0.9
326,144		Other Securities	15,693,424	2.2
			40,927,813	5.8

		Utilities: 5.4%
59,368		DTE Energy Co.	5,127,614	0.7
116,989		Westar Energy, Inc.	4,824,627	0.7
702,588		Other Securities	27,570,889	4.0
			37,523,130	5.4

		Total Common Stock (Cost $589,425,475)	692,476,374	98.9

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.7%
		Securities Lending Collateralcc: 1.6%
2,672,755		Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $2,672,768, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–10.500%, Market Value plus accrued interest $2,726,210, due 01/01/15–09/01/49)	2,672,755	0.4
See Accompanying Notes to Financial Statements

VOYA INDEX PLUS MIDCAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc: (continued)
2,672,755	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $2,672,777, collateralized by various U.S. Government Securities, 0.625%–3.125%, Market Value plus accrued interest $2,726,210, due 09/30/17–02/15/42)	$2,672,755	0.4
562,652	Nomura Securities, Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $562,654, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–8.875%, Market Value plus accrued interest $573,905, due 01/07/15–10/20/64)	562,652	0.0
2,672,755	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $2,672,768, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.375%–7.250%, Market Value plus accrued interest $2,726,210, due 11/15/15–07/15/56)	2,672,755	0.4
2,672,755	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $2,672,777, collateralized by various U.S. Government Securities, 0.125%–2.500%, Market Value plus accrued interest $2,726,478, due 04/15/16–02/15/42)	2,672,755	0.4
		11,253,672	1.6

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 1.1%
7,823,608	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $7,823,608)	$7,823,608	1.1

	Total Short-Term Investments (Cost $19,077,280)	19,077,280	2.7

	Total Investments in Securities (Cost $608,502,755)	$711,553,654	101.6
	Liabilities in Excess of Other Assets	(11,204,591)	(1.6)
	Net Assets	$700,349,063	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2014.

@	Non-income producing security.

ADR	American Depositary Receipt

cc	Represents securities purchased with cash collateral received for securities on loan.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $609,197,481.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$122,533,167
Gross Unrealized Depreciation	(20,176,994)
Net Unrealized Appreciation	$102,356,173

See Accompanying Notes to Financial Statements

VOYA INDEX PLUS MIDCAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Common Stock*	$692,476,374	$—	$—	$692,476,374
Short-Term Investments	7,823,608	11,253,672	—	19,077,280
Total Investments, at fair value	$700,299,982	$11,253,672	$—	$711,553,654
Other Financial Instruments+
Futures	181,385	—	—	181,385
Total Assets	$700,481,367	$11,253,672	$—	$711,735,039

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

At December 31, 2014, the following futures contracts were outstanding for Voya Index Plus MidCap Portfolio:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P Mid 400 E-Mini	33	03/20/15	$4,780,380	$181,385
			$4,780,380	$181,385

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$181,385
Total Asset Derivatives		$181,385

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$587,296
Total	$587,296

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(14,955)
Total	$(14,955)

See Accompanying Notes to Financial Statements

VOYA INDEX PLUS SMALLCAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.7%
		Consumer Discretionary: 15.5%
43,732		Childrens Place Retail Stores, Inc.	$2,492,724	0.8
26,774		DineEquity, Inc.	2,774,857	0.9
42,550		Jack in the Box, Inc.	3,402,298	1.1
96,111		La-Z-Boy, Inc.	2,579,619	0.8
46,225		Monro Muffler, Inc.	2,671,805	0.8
31,880	@, L	Outerwall, Inc.	2,398,014	0.7
48,990		Papa John’s International, Inc.	2,733,642	0.9
50,924		Pool Corp.	3,230,619	1.0
76,273		Wolverine World Wide, Inc.	2,247,765	0.7
812,405		Other Securities(a)	24,925,812	7.8
			49,457,155	15.5

		Consumer Staples: 3.2%
40,116		Casey’s General Stores, Inc.	3,623,277	1.1
150,823		Other Securities	6,566,884	2.1
			10,190,161	3.2

		Energy: 3.4%
1,095,953		Other Securities(a)	10,855,741	3.4

		Financials: 23.0%
49,614		EPR Properties	2,859,255	0.9
42,998		Evercore Partners, Inc.	2,251,805	0.7
55,859	L	Financial Engines, Inc.	2,041,647	0.6
42,471		MarketAxess Holdings, Inc.	3,045,596	1.0
83,014		MB Financial, Inc.	2,727,840	0.9
34,478		Post Properties, Inc.	2,026,272	0.6
50,897	@	PRA Group, Inc.	2,948,463	0.9
58,873		ProAssurance Corp.	2,658,116	0.8
57,015	@	Stifel Financial Corp.	2,908,905	0.9
77,303		The Geo Group, Inc.	3,119,949	1.0
1,754,159		Other Securities(a)	46,839,897	14.7
			73,427,745	23.0

		Health Care: 11.2%
38,610	@	Amsurg Corp.	2,113,125	0.7
76,229	@	Emergent Biosolutions, Inc.	2,075,716	0.6
41,192	@	Greatbatch, Inc.	2,030,766	0.6
86,245	@	Impax Laboratories, Inc.	2,732,242	0.9
68,211	@	Omnicell, Inc.	2,259,148	0.7
690,032		Other Securities	24,432,989	7.7
			35,643,986	11.2

		Industrials: 16.6%
32,084		Curtiss-Wright Corp.	2,264,810	0.7
45,879		Forward Air Corp.	2,310,925	0.7
69,436		Healthcare Services Group	2,147,655	0.7
77,963		Heartland Express, Inc.	2,105,781	0.6
56,488	@	HUB Group, Inc.	2,151,063	0.7

COMMON STOCK: (continued)
		Industrials: (continued)
73,442		Knight Transportation, Inc.	$2,472,058	0.8
80,043	@	Orbital Sciences Corp.	2,152,356	0.7
59,864		Simpson Manufacturing Co., Inc.	2,071,294	0.6
34,532	@	Teledyne Technologies, Inc.	3,547,818	1.1
54,731		Toro Co.	3,492,385	1.1
17,462		Unifirst Corp.	2,120,760	0.7
40,727		Watts Water Technologies, Inc.	2,583,721	0.8
642,439		Other Securities	23,611,050	7.4
			53,031,676	16.6

		Information Technology: 16.3%
95,940		Adtran, Inc.	2,091,492	0.7
98,070	@	Advanced Energy Industries, Inc.	2,324,259	0.7
58,258		Blackbaud, Inc.	2,520,241	0.8
65,621	@	Cardtronics, Inc.	2,531,658	0.8
53,006		j2 Global, Inc.	3,286,372	1.0
109,836	@	Microsemi Corp.	3,117,146	1.0
74,286		MKS Instruments, Inc.	2,718,868	0.8
67,758	@	Netgear, Inc.	2,410,830	0.8
51,382	@	Synchronoss Technologies, Inc.	2,150,850	0.7
76,589	@	Take-Two Interactive Software, Inc.	2,146,790	0.7
1,138,676		Other Securities	26,568,075	8.3
			51,866,581	16.3

		Materials: 5.6%
66,157	@	Boise Cascade Co.	2,457,732	0.8
63,741		HB Fuller Co.	2,838,387	0.9
374,508		Other Securities	12,630,006	3.9
			17,926,125	5.6

		Telecommunication Services: 1.1%
154,958		Other Securities(a)	3,420,832	1.1

		Utilities: 2.8%
58,599		El Paso Electric Co.	2,347,476	0.8
128,729		Other Securities(a)	6,448,046	2.0
			8,795,522	2.8

		Total Common Stock (Cost $252,356,438)	314,615,524	98.7

See Accompanying Notes to Financial Statements

VOYA INDEX PLUS SMALLCAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 4.1%
	Securities Lending Collateralcc: 2.8%
2,125,982	Citigroup, Inc., Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $2,125,991, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.375%–8.000%, Market Value plus accrued interest $2,168,502, due 12/15/17–07/15/51)	$2,125,982	0.7
133,947	Daiwa Capital Markets, Repurchase Agreement dated 12/31/14, 0.12%, due 01/02/15 (Repurchase Amount $133,948, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $136,626, due 06/01/17–03/01/48)	133,947	0.0
2,615,959	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $2,615,981, collateralized by various U.S. Government Securities, 0.625%–3.125%, Market Value plus accrued interest $2,668,278, due 09/30/17–02/15/42)	2,615,959	0.8
908,926	Morgan Stanley, Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $908,930, collateralized by various U.S. Government Agency Obligations, 2.317%–9.500%, Market Value plus accrued interest $927,105, due 07/01/15–12/01/44)	908,926	0.3
550,712	Nomura Securities, Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $550,714, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–8.875%, Market Value plus accrued interest $561,726, due 01/07/15–10/20/64)	550,712	0.2

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc: (continued)
2,615,959	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $2,615,981, collateralized by various U.S. Government Securities, 0.125%–2.500%, Market Value plus accrued interest $2,668,540, due 04/15/16–02/15/42)	$2,615,959	0.8
		8,951,485	2.8

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.3%
4,056,559	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $4,056,559)	4,056,559	1.3

	Total Short-Term Investments (Cost $13,008,044)	13,008,044	4.1

	Total Investments in Securities (Cost $265,364,482)	$327,623,568	102.8
	Liabilities in Excess of Other Assets	(8,773,138)	(2.8)
	Net Assets	$318,850,430	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2014.

@	Non-income producing security.

cc	Represents securities purchased with cash collateral received for securities on loan.

L	Loaned security, a portion or all of the security is on loan at December 31, 2014.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $266,125,426.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$72,052,347
Gross Unrealized Depreciation	(10,554,205)
Net Unrealized Appreciation	$61,498,142

See Accompanying Notes to Financial Statements

VOYA INDEX PLUS SMALLCAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Common Stock*	$314,615,524	$—	$—	$314,615,524
Short-Term Investments	4,056,559	8,951,485	—	13,008,044
Total Investments, at fair value	$318,672,083	$8,951,485	$—	$327,623,568
Other Financial Instruments+
Futures	140,594	—	—	140,594
Total Assets	$318,812,677	$8,951,485	$—	$327,764,162

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

At December 31, 2014, the following futures contracts were outstanding for Voya Index Plus SmallCap Portfolio:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Russell 2000® Mini Index	24	03/20/15	$2,881,680	$140,594
			$2,881,680	$140,594

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$140,594
Total Asset Derivatives		$140,594

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$82,596
Total	$82,596

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$18,444
Total	$18,444

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2014 were as follows:

Portfolio Name	Type	Per Share Amount
Voya Index Plus LargeCap Portfolio
Class I	NII	$0.3135
Class S	NII	$0.2630
Voya Index Plus MidCap Portfolio
Class I	NII	$0.1865
Class S	NII	$0.1278
All Classes	LTCG	$1.0068
Voya Index Plus SmallCap Portfolio
Class I	NII	$0.1388
Class S	NII	$0.0868

NII — Net investment income

LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2014, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

Voya Index Plus LargeCap Portfolio	100.00%
Voya Index Plus MidCap Portfolio	99.98%
Voya Index Plus SmallCap Portfolio	100.00%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Company’s Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director

Independent Directors*:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Director	May 2013–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	158	DSM/Dentaquest, Boston, MA (February 2014– Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Chairperson/Director	May 2013–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	158	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Director	May 2013–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	158	Wisconsin Energy Corporation (June 2006–Present) and The Royce Funds (35 funds) (December 2009–Present).

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director	June 1998–Present	Retired. Formerly, Professor of Economics and Finance, Middle Tennessee State University (August 1991–July 2014); Dr. DePrince continued to hold a position with the university under a post-retirement contract through the end of 2014.	158	None.

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director	May 2013–Present	Retired.	158	First Marblehead Corporation (September 2003–Present).

Russell H. Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Director	December 2007–Present	Retired.	158	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director	May 2013–Present	Retired.	158	Assured Guaranty Ltd. (April 2004–Present).

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Director	January 2003–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	158	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Director	May 2013–Present	Consultant (May 2001–Present).	158	None.

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director	May 2013–Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989–August 2011).	158	UGI Corporation (February 2006–Present) and UGI Utilities, Inc. (February 2006–Present).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director

Director who is an “Interested Person”:

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Director	December 2007–Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006–Present).	158
Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005–Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management, LLC (March 2006–Present); and Voya Investment Trust Co. (April 2009–Present).

(1)	Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of the Portfolio (as defined below, “Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Voya family of funds is as of January 31, 2015.

(3)	Mr. Mathews is deemed to be an “Interested Person” of the Company as defined in the 1940 Act, because of his current affiliation with any of the Voya funds, Voya Financial, Inc., or any of Voya Financial, Inc.’s affiliates.

*	Effective on December 31, 2014, J. Michael Earley retired as a Director.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	President and Chief Executive Officer	December 2006–Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Executive Vice President	April 2002–Present
Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012–Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011–December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007–April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011–February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 64	Executive Vice President Chief Investment Risk Officer	March 2002–Present May 2013–Present	Executive Vice President, Voya Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Chief Compliance Officer	February 2012–Present
Senior Vice President and Chief Compliance Officer, Voya Investments, LLC (February 2012–Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004–January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, Voya Funds Services, LLC (March 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Senior Vice President	December 2003–Present	Senior Vice President, Voya Investments, LLC (October 2003–Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President	September 2012–Present
Senior Vice President — Head of Fund Compliance, Voya Funds Services, LLC (June 2012–Present); Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014–Present). Formerly, Vice President — Platform Product Management & Project Management, Voya Investments, LLC (April 2007–June 2012).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President	June 2006–Present	Senior Vice President, Head of Division Operations, Voya Funds Services, LLC (January 2006–Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President and Treasurer	September 2012–Present	Vice President, Voya Funds Services, LLC (March 2012–Present). Formerly, Assistant Vice President — Director, Voya Funds Services, LLC (March 2003–March 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	September 2004–Present	Vice President, Voya Funds Services, LLC (September 2004–Present).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	March 2003–Present
Vice President, Voya Investments, LLC and Voya Funds Services, LLC (February 1996–Present); Vice President, Voya Investments, LLC (October 2004–Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010–Present); Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013–Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012–Present). Formerly, Chief Compliance Officer, Voya Investments Distributor, LLC (August 1995–April 2010).

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	September 2014–Present	Vice President, Voya Funds Services, LLC (April 2014–Present). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997–March 2014).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	March 2002–Present	Vice President, Voya Funds Services, LLC (November 1995–Present) and Voya Investments, LLC (August 1997–Present). Formerly, Treasurer, Voya Family of Funds (November 1999–February 2012).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 38	Vice President	September 2012–Present	Vice President, Voya Funds Services, LLC (July 2007–Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	March 2006–Present
Vice President — Mutual Fund Product Development, Voya Investments, LLC (July 2012–Present); Vice President, Voya Investment Management — Voya Family of Funds (March 2010–Present) and Vice President, Voya Funds Services, LLC (March 2006–Present). Formerly Managing Paralegal, Registration Statements (June 2003–July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	June 2008–Present	Vice President — Director of Tax, Voya Funds Services, LLC (March 2013–Present). Formerly, Assistant Vice President — Director of Tax, Voya Funds Services, LLC (March 2008–March 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Secretary	September 2003–Present
Senior Vice President and Chief Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003–March 2010).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Assistant Secretary	August 2010–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Assistant Secretary	September 2003–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010).

(1)	The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that, after an initial period, the Board of Directors (the “Board”) of Voya Variable Portfolios, Inc. (the “Company”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts of Voya Index Plus LargeCap Portfolio, Voya Index Plus MidCap Portfolio, and Voya Index Plus SmallCap Portfolio (collectively, the “Portfolios”), each a series of the Company, and who are not “interested persons” of the Portfolios, as such term is defined under the 1940 Act (the “Independent Directors”), must annually review and approve the Portfolios’ existing investment advisory and sub-advisory contracts. Thus, at a meeting held on September 12, 2014, the Board, including a majority of the Independent Directors, considered whether to renew and approve the amended and restated investment advisory contract (the “Advisory Contract”) between Voya Investments, LLC (“Adviser”) and the Portfolios, as well as the amended and restated sub-advisory contract (“Sub-Advisory Contract”) with Voya Investment Management Co. LLC, the sub-adviser to each Portfolio (the “Sub-Adviser”).

The Independent Directors also held separate meetings on August 14 and September 10, 2014, to consider the renewal of the Advisory Contract and Sub-Advisory Contract. As a result, subsequent references herein to factors considered and determinations made by the Board include, as applicable, factors considered and determinations made on those earlier dates by the Independent Directors.

At its September 12, 2014 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal or approval process. Determinations by the Independent Directors also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the advisory contracts and sub-advisory contracts that were subject to renewal for the investment companies in the Voya family of funds (“Voya funds”), the Board considered each Voya fund’s advisory and sub-advisory relationships separately.

Provided below is a general overview of the Board’s contract approval process that it followed, as well as a discussion of certain specific factors that the Board considered at its renewal meetings. While the Board gave its attention to information furnished at the request of the Independent Directors that was most relevant to its considerations, discussed below are some of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending September 30, 2015. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

The Board followed a structured process (the “Contract Review Process”) pursuant to which it requested and considered relevant information when it decided whether to approve and renew the Advisory Contract and Sub- Advisory Contract. Among other actions, the Independent Directors previously retained an independent consultant with experience in the mutual fund industry to assist them in working with personnel employed by the Adviser or its affiliates who administer the Portfolios (“Management”) to: identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; evaluate industry best practices in regard to the consideration of investment advisory and sub-advisory contracts; establish a specific format in which certain requested information was provided to the Board; and determine the process for the Board’s review of such information.

The Board has established (among other committees) three Investment Review Committees (each, an “IRC”) and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and each Portfolio is assigned to an IRC, which provides oversight regarding, among other matters, the investment performance of the Adviser and Sub-Adviser, as well as the oversight by the Adviser of the performance of the Sub-Adviser. The IRCs may apply a heightened level of scrutiny in cases where performance was below a Voya fund’s relevant benchmark, and/or a selected peer group of investment companies (“Selected Peer Group”), and/or Lipper Inc. (“Lipper”) category median, and/or Morningstar, Inc. (“Morningstar”) category median, as applicable.

The type and format of the information provided to the Board or to legal counsel for the Independent Directors in connection with the Contract Review Process has been codified in a 15(c) methodology guide for the Voya funds (“15(c) Methodology Guide”). This 15(c) Methodology Guide was developed under the direction of the Independent Directors and sets out a blueprint pursuant to

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

which they request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provided certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”). The Independent Directors periodically have retained, including most recently in 2014, an independent firm to test and verify the accuracy of certain FACT sheet data for a representative sample of the Voya funds. In addition, the Contracts Committee has routinely employed an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Group to be used by each Portfolio for certain comparison purposes during the renewal process.

Set forth below is a discussion of many of the Board’s primary considerations and conclusions in connection with its decision to approve each Portfolio’s Advisory and Sub-Advisory Contracts through September 30, 2015.

Nature, Extent and Quality of Service

The Independent Directors received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and Sub-Adviser. This included information regarding the Adviser and Sub-Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Directors and provided to the Board, K&L Gates and/or independent consultants that assisted the Independent Directors prior to the September 12, 2014 Board meeting included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its Selected Peer Group, information regarding the Portfolio’s investment portfolio, objective and strategies, and information regarding net asset flows into and out of the Portfolio; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser to the Portfolios to a series of questions posed by K&L Gates on behalf of the Independent Directors; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Adviser; (7) financial statements for the Adviser and Sub-Adviser; (8) a draft narrative summary addressing key factors the Board customarily considers in evaluating the advisory and sub-advisory contracts for the Voya funds (including the Portfolio’s Advisory Contract and Sub-Advisory Contract); (9) independent analyses of Portfolio performance by the Company’s Chief Investment Risk Officer; (10) a report by the Company’s Chief Compliance Officer (“CCO”); and (11) other information relevant to the Board’s evaluations.

The Board was advised that pursuant to an agreement with the European Commission, ING Groep, N.V. (“ING Groep”) is required to divest its entire interest in Voya Financial, Inc. (formerly known as ING U.S. Inc.), its U.S.-based insurance, retirement services and investment management operations, which include the Adviser and the Sub-Adviser, by the end of 2016 (such divestment, the “Separation Plan”). Voya Financial, Inc. is, and was at the time of the Board meeting, a minority owned subsidiary of ING Groep and a parent company of the Adviser and the Sub-Adviser. The Board further noted that the Separation Plan may result in the Adviser’s and Sub-Adviser’s loss of access to the services and resources of ING Groep, which could adversely affect their businesses and profitability. The Board was advised that the Separation Plan contemplates one or more public offerings and each may be deemed to be a change of control.

The Board was advised that Voya Financial, Inc. had conducted an initial public offering of common stock in May 2013 and ING Groep had divested additional shares through three other public offerings since May 2013, reducing its ownership interest in Voya Financial, Inc. to below 50%. The Board was advised that none of these public offerings was deemed to be a change of control. The Board recognized that if any future public offering is deemed to be a change of control, the investment advisory and sub-advisory agreements for each Voya fund would terminate and trigger a need for new agreements, which would require the approval of the Board and, potentially, shareholders of the Portfolios. The Board also was advised that there could be no assurance that the Separation Plan will be carried out completely. The Board considered the potential effects of the Separation Plan on the Portfolios and the Adviser and the Sub-Adviser, including the Adviser’s and the Sub-Adviser’s ability during and after the separation to perform the same level of service to the Portfolios as the Adviser and the Sub-Adviser then provided. The Board was advised that neither the Adviser nor the Sub-Adviser anticipated that the Separation Plan would have a material adverse impact on the Portfolios or their operations and administration.

The Board was advised that, in connection with the Separation Plan, Voya Financial, Inc. underwent a rebranding effort (the “Rebranding”) whereby Voya Financial, Inc. and several of its affiliates effected name

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

changes. The Voya funds’ names, as well as the Adviser’s and the Sub-Adviser’s names, were also changed in connection with the Rebranding. The Rebranding resulted in amended and restated forms of advisory and sub-advisory contracts being presented to and approved by the Board at its September 12, 2014 meeting. The Board was advised that the Advisory and Sub-Advisory Contracts have the same terms as the then-current advisory and sub-advisory contracts, except for the effective date and certain immaterial changes made to certain provisions related to the Rebranding.

For each Portfolio, a specific class of shares was used for purposes of certain comparisons between the Portfolio and its Selected Peer Group. The specified class of a Portfolio was chosen based on the 15(c) Methodology Guide and was compared to an analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in each Portfolio’s Selected Peer Group were selected based upon criteria designed to represent the Portfolio share class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contract, the Board was mindful of the “manager-of-managers” platform of the Voya funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program, performance, and developments and ongoing operations of the Sub-Adviser under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Adviser provides to the Portfolios and the Sub-Adviser’s compliance with applicable laws and regulations. The Board was advised that to assist in the selection and monitoring of the Sub-Adviser, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MR&S”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Adviser and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Adviser and the funds that it manages. The Board recognized that MR&S also typically provides in-person reports to the IRCs at their meetings prior to any Sub- presentations from the Voya funds’ sub-advisers (including the Sub-Adviser). In addition, the Board noted that MR&S prepares periodic due diligence reports regarding the Sub-Adviser based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of the Sub-Adviser’s investment process and to try to identify issues that may be relevant to the Sub-Adviser’s services to a Portfolio and/or its performance. The Board also noted that MR&S provides written reports on these due diligence analyses to the pertinent IRC. The Board was advised of the resources that Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the relevant IRC to assist them with their assessment of the investment performance of the Portfolios on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the Voya funds.

The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a fund in the Voya funds complex. The Board considered that, for new non-Voya-affiliated sub-advisers, MR&S is responsible for: identifying qualified candidates; analyzing their investment processes, personnel and resources; conducting due diligence on the candidates; and selecting a firm to propose as a new sub-adviser, as well as preparing written materials and reports to the committees and the Board as part of the process of considering the approval of any new sub-adviser for a Voya fund.

The Board also considered that in the course of monitoring performance of the Sub-Adviser, MR&S has developed, based on guidance from the IRCs, a methodology for comparing performance of each Portfolio to a Selected Peer Group, to each Portfolio’s Morningstar category median, to its Lipper category median and to its primary benchmark. The Board also recognized that MR&S provides the pertinent IRC with regular updates on the Portfolios and alerts the IRC to potential issues as they arise. The Board also was advised that the Adviser regularly monitors performance, personnel, compliance and other issues that may arise on a day-to-day basis regarding the sub-advisers to the Voya funds, including the Sub-Adviser, and considered that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.

The Board considered that the Portfolios also benefit from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Voya funds and the Adviser. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Voya funds. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in the Voya funds’ (including the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Portfolios’) performance and other areas over consecutive periods. The Board considered that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of MR&S.

The Board also considered the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the relevant IRC, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Portfolios’ performance.

In considering the Portfolios’ Advisory Contract, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the Voya funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among Voya funds available on a product platform, and the wide range of Voya funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the Voya funds through renegotiated arrangements with the Voya funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the Voya funds more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Company’s CCO and/or the Adviser’s CCO evaluating whether the regulatory compliance systems and procedures of the Adviser and the Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the Company’s CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the Company’s CCO in consultation with the Board’s Compliance Committee that guide the Company’s CCO’s compliance oversight function.

The Board requested and, as applicable, considered information regarding the level of staffing, quality and experience of each Portfolio’s portfolio management team, the respective resources and reputations of the Adviser and Sub-Adviser, and the ability of the Adviser and the Sub-Adviser to attract and retain qualified investment advisory personnel, the adequacy of the resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Adviser and Sub-Adviser, whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs, and the Board considered the financial stability of the Adviser and the Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and the Sub-Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and Sub-Adviser were appropriate.

Portfolio Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio. The Board considered the performance reports and analyses from MR&S and IRMD and discussions with portfolio managers at Board and committee meetings during the year. The Board also paid particular attention in assessing performance information provided in the FACT sheets furnished in connection with the renewal and approval process. The FACT sheets prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category median, Lipper category median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of March 31, 2014.

The Board also considered at its September 12, 2014 meeting certain additional data regarding performance and Portfolio asset levels for various additional periods ending after March 31, 2014. The Board’s findings specific to the Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale likely will be realized by the Adviser and Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. The Board considered that the Portfolios, which do not have advisory fee breakpoints, do have fee waiver and/or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating economies of scale, the Independent Directors also considered prior periodic management reports, industry information on this topic, fee rates at projected

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

levels of growth versus peers and the Portfolios’ investment performance.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered by a sub-adviser to a Voya fund to its other clients differ materially from those charged to the Voya fund, the Board considers any underlying rationale provided by the Adviser or, in certain circumstances, the sub-adviser for these differences. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser or Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of the Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered the contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser and to the Adviser’s affiliated company that serves as the administrator to each Portfolio. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual advisory fees that are paid to the Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios, including the Adviser’s agreement to extend each such fee waiver and expense limitation agreement for an additional period of at least one year, and not to terminate such agreement in future years without prior approval of the Board.

The Board requested information regarding and, as applicable, considered: (1) the fee rate structure of each Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser and their respective affiliates from their association with the Portfolios. For each Portfolio, the Board separately determined that the fees payable to the Adviser and the fee rate payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser and the Sub-Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Portfolio, the Board took into account the sub- advisory fee rate payable by the Adviser to the Sub-Adviser. In addition, the Board considered information that it requested and that was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board also considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Portfolio both with and without the profitability of the distributor of the Portfolios and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a Portfolio-by-Portfolio basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to the Portfolios in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different reasonable methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory and sub-advisory fees of the Adviser and the Sub-Adviser primarily on the factors described for each Portfolio below.

At the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Voya funds. These remedial actions have included, among others: reductions in fee rates or adjustments to expense limitation and waiver arrangements; changes

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

in sub-advisers or portfolio managers; and strategy modifications.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its September 12, 2014 meeting in relation to approving each Portfolio’s Advisory and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and average, as well as its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio’s management fee rate and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

Voya Index Plus LargeCap Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Index Plus LargeCap Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the five-year and ten-year periods, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year period, the third quintile for the most recent calendar quarter, year-to-date, three-year, and five-year periods, and the fourth quintile for the ten-year period.

In analyzing this performance data, the Board took into account Management’s view that since the Portfolio’s portfolio management team and investment strategy changed in April 2012, the Portfolio’s performance has improved.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.055% administration fee) for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub- Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Index Plus MidCap Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Index Plus MidCap Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the three-year and five-year periods, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the one-year and three- year periods, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the three-year period, and the third quintile for the most recent calendar quarter, year-to-date, one-year, five-year, and ten-year periods.

In analyzing this performance data, the Board took into account Management’s view that since the Portfolio’s investment strategy and portfolio management team changes, which became effective April 30, 2012, the Portfolio’s performance had improved.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.055% administration fee) for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Index Plus SmallCap Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Index Plus SmallCap Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the one-year and three-year periods, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year period, the second quintile for the three-year period, the third quintile for the five-year period, and the fourth quintile for the most recent calendar quarter, year-to-date, and ten-year periods.

In analyzing this performance data, the Board took into account Management’s view that since the Portfolio’s investment strategy and portfolio management team changes, which became effective April 30, 2012, its performance has improved.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.055% administration fee) for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS IN CONNECTION WITH A CHANGE OF CONTROL EVENT

Section 15(c) of the 1940 Act, provides that, when the Portfolios enter into a new investment advisory contract with the Adviser, and the Adviser enters into a new sub-advisory contract between the Adviser and the Sub- Adviser, the Board, including a majority of the Independent Directors, must approve the new arrangements. Discussed below are certain factors that the Board considered at a meeting held on November 18, 2014 in determining whether to approve new advisory and sub-advisory arrangements for the Portfolios in connection with a Change of Control Event, as such term is defined below, pursuant to the Separation Plan.

At the November 18, 2014 meeting, the Board noted that pursuant to an agreement with the European Commission, ING Groep, N.V. (as defined above, “ING Groep”), the former parent company of the Adviser and the Sub-Adviser, is required to divest its entire interest in Voya Financial, Inc. (formerly, ING U.S., Inc.), its U.S.-based insurance, retirement services, and investment management operations, which include the Adviser and the Sub-Adviser, by the end of 2016 (as defined above, the “Separation Plan”). Voya Financial, Inc. previously was a wholly owned, indirect subsidiary of ING Groep and is a parent company of the Adviser and the Sub-Adviser.

Each of the Portfolios is subject to the 1940 Act, which provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term assignment includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is referred to herein as a “Change of Control Event.” ING Groep’s base case to achieve the Separation Plan was through an initial public offering of Voya Financial, Inc. (the “IPO”) followed by the divestment of ING Groep’s remaining ownership interest over time through one

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

or more additional public offerings of Voya Financial, Inc. stock, or, possibly, through one or more privately negotiated sales of the stock. The Board recognized that the Separation Plan contemplated several public offerings and each may have been deemed to be a Change of Control Event, triggering the necessity for new agreements, which would require the approval of the Board. The Board concluded that approval by shareholders of the new agreements that would become effective in the event of one or more Change of Control Events would permit the Portfolios to benefit from the continuation of services by the Adviser, Sub-Adviser, and their affiliates throughout the Separation Plan without the need for multiple shareholder meetings. The Board was informed by the Adviser and its counsel that the Adviser obtained regulatory assurances from the staff of the U.S. Securities and Exchange Commission in March 2013 that they would not object to approval of future agreements by shareholders at a single shareholder meeting. Portfolio shareholders approved the future agreements in May 2013.

The IPO was completed in May 2013. ING Groep divested additional shares in Voya Financial, Inc. through four subsequent public offerings since May 2013, including a secondary common stock offering that closed on November 18, 2014 (the “November Transaction”). (In addition, concurrently with the November Transaction, Voya Financial, Inc. repurchased $175 million of its shares directly from ING Groep.) Upon the completion of the November Transaction and the concurrent direct share repurchase, ING Groep’s ownership in Voya Financial, Inc. was reduced from approximately 32.5% to approximately 19%. This was deemed to be a Change of Control Event that resulted in the termination of the Portfolios’ existing advisory and sub-advisory agreements (the “Prior Agreements”) at the close of business on November 18, 2014.

In light of the foregoing, on November 18, 2014 the Board, at an in-person meeting, approved new investment advisory and affiliated sub-advisory agreements (the “New Agreements”) for the Portfolios to replace the Prior Agreements upon termination. At that meeting, the Adviser represented that the agreements approved by the Board were not materially different from the agreements approved by shareholders of the Portfolios in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Portfolios will not be asked to vote again on these new agreements with the Adviser and affiliated sub-advisers, including the Sub-Adviser.

The decision by the Board, including a majority of the Independent Directors, to approve the New Agreements was based on a determination by the Board that it would be in the best interests of the shareholders of the Portfolios for the Adviser and Sub-Adviser to continue providing investment advisory, sub-advisory, and related services for the Portfolios, without interruption, after the Change of Control Event.

Prior to its approval of the New Agreements, the Board reviewed, among other matters, the quality, extent and nature of the services currently being provided by the Adviser and Sub-Adviser under the Prior Agreements and to be provided under the New Agreements. A substantial portion of this review was conducted as part of, and in conjunction with, the Board’s annual reviews of the Prior Agreements, which were most recently approved for continuation at the in-person meeting of the Board held on September 12, 2014. During the review process that led to its approval of the Prior Agreements on September 12, 2014, the Board was informed by the Adviser that it was likely the Board would be asked in the very near future to consider approval of the New Agreements. The Board further noted that the Change of Control Event would result in the Adviser’s and the Sub-Adviser’s loss of access to certain services and resources of ING Groep, which could adversely affect their businesses and profitability.

On September 12, 2014, the Board concluded, in light of all factors it considered, including undertakings by the Adviser relating to certain follow-up actions, to renew the Prior Agreements and that the fee rates set forth in the Prior Agreements were fair and reasonable. Among other factors, the Board considered: (1) the nature, extent and quality of services provided and to be provided under the Prior Agreements; (2) the extent to which economies of scale are reflected in fee rate schedules under the Prior Agreements; (3) the existence of any “fall-out” benefits to the Adviser, Sub-Adviser, and their affiliates; (4) a comparison of fee rates, expense ratios, and investment performance to those of similar funds; and (5) the costs incurred and profits realized by the Adviser, the Sub-Adviser, and their affiliates with respect to their services to the Portfolios.

A further description of the process followed by the Board in approving the Prior Agreements on September 12,

2014, including the information reviewed, certain material factors considered and certain related conclusions reached, is set forth above under the section titled “BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS.”

In connection with its approval of the New Agreements, on November 18, 2014, the Board considered its conclusions in connection with its September 12, 2014 approvals of those Prior Agreements that were in effect on that date,

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

including the Board’s assessment of the nature, extent and quality of services being provided and, as applicable, actions taken in certain instances to improve the relationship between the costs and the quality of services being provided. Also in connection with its November 18, 2014 approvals of the New Agreements, the Board considered a representation from the Adviser that there were no additional developments not already disclosed to the Board since September 12, 2014 that would be a material consideration to the Board in connection with its consideration of the New Agreements.

In addition, in determining whether to approve the New Agreements, the Board took into account the considerations set out below.

1)	The Independent Directors solicited and received ongoing advice regarding the Board’s legal duties when approving the New Agreements from K&L Gates, their independent legal counsel, which law firm has extensive experience regarding such matters.

2)	The Board considered Management’s representations regarding its commitment to maintain appropriate levels of overall staffing, ongoing resources and service quality through the transactions under the Separation Plan and after the Change of Control Event. The Board noted that such services include, but are not limited to, portfolio management services, administrative services, and regulatory compliance services. In this regard, the Board considered representations by the Adviser and its affiliates that their separation from ING Groep, as contemplated by the Separation Plan, will not lead to a reduction in the quality or scope of these and other services provided by those firms to the Portfolios. The Board also considered the importance of the asset management operations to the overall success of Voya Financial, Inc., which provides a strong incentive to Voya Financial, Inc. to provide appropriate resource allocations to support those asset management operations.

3)	The Board considered representations by the Adviser and its affiliates that approval of the New Agreements would be necessary for the Portfolios to continue receiving investment management services from the Adviser and Sub-Adviser following the November 18th Change of Control Event. In addition, the Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that the New Agreements, including the fees payable thereunder, are substantially similar to and, in any event, are no less favorable to the Portfolios than, the terms of the corresponding Prior Agreements.

4)	The Board considered representations by the Adviser and its affiliates, including senior investment management personnel, as well as related supporting documentation, indicating that: (a) the Adviser and Sub-Adviser can be expected to provide services of the same nature, extent and quality under the New Agreements as were provided under the Prior Agreements; and (b) the November 18th Change of Control Event is not expected to result in any changes to: (i) the management of the Portfolios, including the continuity of the Portfolios’ portfolio managers and other personnel responsible for the management operations of the Portfolios; or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

5)	The Board considered actions taken by the Adviser subsequent to the September 12, 2014, approvals of the Prior Agreements with respect to certain Voya funds in response to requests made by the Board in connection with those approvals.

6)	The Board considered the potential benefits to be realized by the Adviser and its affiliates as a result of the New Agreements.

Based on the foregoing and other relevant considerations, at a meeting of the Board held on November 18, 2014, the Board, including a majority of the Independent Directors, voted to approve the New Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Agreements, including fee rates, were fair and reasonable, and the New Agreements should be approved so as to enable a continuation without interruption of the services being provided by the current service providers pursuant to the Prior Agreements. The Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. The Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Agreements.

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
Voya Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/ registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	VPAR-AIP (1214-021615)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that J. Michael Earley*, Colleen D. Baldwin, Peter S. Drotch, Patrick W. Kenny, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Earley*, Ms. Baldwin, Mr. Drotch, Mr. Kenny, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.

*Effective On December 31, 2014, J. Michael Earley retired as a Director/Trustee.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $380,923 for year ended December 31, 2014 and $410,857 for year ended December 31, 2013.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $47,850 for year ended December 31, 2014 and $45,600 for year ended December 31, 2013.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $84,265 in the year ended December 31, 2014 and $78,641 in the year ended December 31, 2013. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $17,408 in the year ended December 31, 2014 and $3,987 in the year ended December 31, 2013.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures

2

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. In addition to receiving pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services for Voya entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the Voya funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide. Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

Last Approved: May 22, 2014

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period October 1, 2013 through December 31, 2014

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $13,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $525 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period October 1, 2013 through December 31, 2014

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,525 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period October 1, 2013 through December 31, 2014

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	√		Not to exceed $120,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period October 1, 2013 through December 31, 2014

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,300 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated: October 1, 2013 to December 31, 2014

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS LOCAL BOND FUND

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL STRATEGIC INCOME FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA RISK MANAGED NATURAL RESOURCES

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA SHORT DURATION HIGH INCOME FUND

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant's fiscal years ended December 31, 2014 and December 31, 2013; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2014	2013
Voya Variable Portfolios, Inc.	$ 149,523	$ 128,228
Voya Investments, LLC (1)	$ 184,250	$ 1,135,567

(1) Each Registrant's investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

12

Item 6. Schedule of Investments

Summary schedule is included as part of the report to shareholders filed under Item 1 of this Form, if applicable.

13

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

Voya Variable Portfolios, Inc.

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Voya Australia Index Portfolio, Voya Emerging Markets Index Portfolio, Voya Euro STOXX 50® Index Portfolio, Voya FTSE 100 Index® Portfolio, Voya Hang Seng Index Portfolio, Voya International Index Portfolio, Voya Japan TOPIX Index Portfolio, Voya Russell™ Large Cap Growth Index Portfolio, Voya Russell™ Large Cap Index Portfolio, Voya Russell™ Large Cap Value Index Portfolio, Voya Russell™ Mid Cap Growth Index Portfolio, Voya Russell™ Mid Cap Index Portfolio, Voya Russell™ Small Cap Index Portfolio, Voya U.S. Bond Index Portfolio, Voya Index Plus LargeCap Portfolio, Voya Index Plus MidCap Portfolio, Voya Index Plus SmallCap Portfolio, Voya Small Company Portfolio, and Voya Global Value Advantage Portfolio, each a series of Voya Variable Portfolios, Inc., as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended (collectively, the "financial statements"), and the financial highlights for each of the years or periods in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolios of investments as of December 31, 2014 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and portfolios of investments are the responsibility of management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolios of investments based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolios of investments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and portfolios of investments. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and portfolios of investments referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Variable Portfolios, Inc. as of December 31, 2014, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 24, 2015

Voya Global Value Advantage Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares		Value	Percentage of Net Assets
COMMON STOCK: 96.8%
	Consumer Discretionary: 14.4%
13,663	Bayerische Motoren Werke AG	1,474,491	0.9
50,009	Brinker International, Inc.	2,935,028	1.7
23,200	Home Depot, Inc.	2,435,304	1.4
40,098	Macy's, Inc.	2,636,444	1.6
33,300	Nike, Inc.	3,201,795	1.9
66,016	Reed Elsevier NV	1,576,506	0.9
21,939	Renault S.A.	1,597,960	0.9
30,800	Starbucks Corp.	2,527,140	1.5
58,500	Toyota Motor Corp.	3,645,568	2.2
24,800	Walt Disney Co.	2,335,912	1.4
		24,366,148	14.4

	Consumer Staples: 9.8%
36,100	Altria Group, Inc.	1,778,647	1.1
21,161	Casino Guichard Perrachon S.A.	1,946,065	1.1
67,100	ConAgra Foods, Inc.	2,434,388	1.4
15,500	CVS Caremark Corp.	1,492,805	0.9
82,600	Japan Tobacco, Inc.	2,273,382	1.3
39,810	Kraft Foods Group, Inc.	2,494,495	1.5
12,092	KT&G Corp.	839,588	0.5
25,000	Procter & Gamble Co.	2,277,250	1.3
81,274	Spar Group Ltd./The	1,128,541	0.7
		16,665,161	9.8

	Energy: 6.3%
22,100	Hess Corp.	1,631,422	1.0
32,000	Occidental Petroleum Corp.	2,579,520	1.5
34,500	Royal Dutch Shell PLC - Class A ADR	2,309,775	1.3
24,541	Sasol Ltd.	915,941	0.5
64,368	Total S.A.	3,297,711	2.0
		10,734,369	6.3

	Financials: 18.4%
71,002	Admiral Group PLC	1,456,616	0.9
2,583,000	Bank of China Ltd.	1,449,759	0.8
42,500	Blackstone Group LP	1,437,775	0.8
1,794,000	China Construction Bank	1,465,308	0.9
15,100	Extra Space Storage, Inc.	885,464	0.5
31,410	Hyundai Marine & Fire Insurance Co., Ltd.	743,155	0.4
621,538	Intesa Sanpaolo S.p.A.	1,803,026	1.1
46,237	JPMorgan Chase & Co.	2,893,511	1.7
513,623	Legal & General Group PLC	1,983,179	1.2
46,669	Macquarie Group Ltd.	2,200,763	1.3
1,154,300	Mizuho Financial Group, Inc.	1,934,957	1.1
139,949	Nordea Bank AB	1,620,020	0.9
31,300	Prudential Financial, Inc.	2,831,398	1.7
40,455	Starwood Property Trust, Inc.	940,174	0.6
8,219	Swiss Life Holding	1,942,575	1.1

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
99,000	United Overseas Bank Ltd.	1,826,951	1.1
12,600	Ventas, Inc.	903,420	0.5
54,800	Wells Fargo & Co.	3,004,136	1.8
		31,322,187	18.4

	Health Care: 12.0%
19,400	Cardinal Health, Inc.	1,566,162	0.9
30,500	Medtronic, Inc.	2,202,100	1.3
47,800	Merck & Co., Inc.	2,714,562	1.6
39,913	Novartis AG	3,701,670	2.2
92,400	Pfizer, Inc.	2,878,260	1.7
12,183	Roche Holding AG - Genusschein	3,300,889	1.9
63,900	Shionogi & Co., Ltd.	1,650,911	1.0
23,200	UnitedHealth Group, Inc.	2,345,288	1.4
		20,359,842	12.0

	Industrials: 11.7%
17,100	Boeing Co.	2,222,658	1.3
1,565,500	China Railway Construction Corp. Ltd.	1,987,717	1.1
102,800	LIXIL Group Corp.	2,163,503	1.3
59,200	KAR Auction Services, Inc.	2,051,280	1.2
58,558	Koninklijke Philips NV	1,697,367	1.0
155,200	Mitsubishi Corp.	2,840,180	1.7
21,176	Siemens AG	2,376,035	1.4
18,800	Union Pacific Corp.	2,239,644	1.3
19,500	United Technologies Corp.	2,242,500	1.4
		19,820,884	11.7

	Information Technology: 12.1%
46,638	Apple, Inc.	5,147,902	3.0
114,000	Cisco Systems, Inc.	3,170,910	1.9
72,000	MediaTek, Inc.	1,046,695	0.6
56,100	Microchip Technology, Inc.	2,530,671	1.5
111,600	Microsoft Corp.	5,183,820	3.1
41,400	Oracle Corp.	1,861,758	1.1
68,100	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,524,078	0.9
		20,465,834	12.1

	Materials: 4.6%
23,808	BASF AG	1,997,042	1.2
36,500	International Paper Co.	1,955,670	1.2
42,208	Koninklijke DSM NV	2,574,399	1.5
61,900	Steel Dynamics, Inc.	1,221,906	0.7
		7,749,017	4.6

	Telecommunication Services: 5.0%
48,600	CenturyTel, Inc.	1,923,588	1.1
159,000	China Mobile Ltd.	1,862,327	1.1
68,693	MTN Group Ltd.	1,306,715	0.8
666,851	Spark New Zealand Ltd.	1,616,554	0.9
90,722	Telenor ASA	1,835,180	1.1
		8,544,364	5.0

	Utilities: 2.5%
53,200	Southern Co.	2,612,652	1.5

Voya Global Value Advantage Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Utilities (continued)
97,674	Suez Environnement S.A.	1,701,800	1.0
		4,314,452	2.5

	Total Common Stock
	(Cost $150,983,776)	164,342,258	96.8

PREFERRED STOCK: 1.4%
	Financials: 0.8%
99,760	Itau Unibanco Holding S.A.	1,298,509	0.8

	Utilities: 0.6%
215,108	Cia Energetica de Minas Gerais	1,063,320	0.6

	Total Preferred Stock
	(Cost $2,685,505)	2,361,829	1.4

	Total Long-Term Investments
	(Cost $153,669,281)	166,704,087	98.2

SHORT-TERM INVESTMENTS: 2.5%
		Mutual Funds: 2.5%
4,257,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $4,257,000)	4,257,000	2.5

	Total Short-Term Investments
	(Cost $4,257,000)	4,257,000	2.5

	Total Investments in Securities (Cost $157,926,281)	$170,961,087	100.7
	Liabilities in Excess of Other Assets	(1,200,797)	(0.7)
	Net Assets	$169,760,290	100.0

††	Rate shown is the 7-day yield as of December 31, 2014.
ADR	American Depositary Receipt

Cost for federal income tax purposes is $158,023,231.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$18,796,961
Gross Unrealized Depreciation	(5,859,105)

Net Unrealized Appreciation	$12,937,856

Voya Small Company Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.7%
		Consumer Discretionary: 14.2%
121,200		AMC Entertainment Holdings, Inc.	3,173,016	0.5
409,000	@	Belmond Ltd	5,059,330	0.8
109,700		Cheesecake Factory	5,519,007	0.8
96,000		Childrens Place Retail Stores, Inc.	5,472,000	0.8
24,471	L	Dave & Buster's Entertainment, Inc.	668,058	0.1
114,436	@	Express, Inc.	1,681,065	0.3
205,300		Finish Line	4,990,843	0.8
88,400	@	Hibbett Sporting Goods, Inc.	4,281,212	0.7
168,955	@	Imax Corp.	5,220,710	0.8
69,300		Jack in the Box, Inc.	5,541,228	0.9
164,200		La Quinta Holdings, Inc.	3,622,252	0.6
226,511		La-Z-Boy, Inc.	6,079,555	0.9
78,557		Life Time Fitness, Inc.	4,447,897	0.7
96,450		Monro Muffler, Inc.	5,574,810	0.9
81,400		Papa John's International, Inc.	4,542,120	0.7
203,500		Pier 1 Imports, Inc.	3,133,900	0.5
59,716		Pool Corp.	3,788,383	0.6
147,900	@	Sally Beauty Holdings, Inc.	4,546,446	0.7
75,800		Sturm Ruger & Co., Inc.	2,624,954	0.4
60,500		Vail Resorts, Inc.	5,513,365	0.8
190,500		Wolverine World Wide, Inc.	5,614,035	0.9
			91,094,186	14.2

		Consumer Staples: 2.1%
51,410		Casey's General Stores, Inc.	4,643,351	0.7
227,700		Flowers Foods, Inc.	4,369,563	0.7
120,300		Pinnacle Foods, Inc.	4,246,590	0.7
			13,259,504	2.1

		Energy: 3.9%
236,800		Bill Barrett Corp.	2,697,152	0.4
103,400		Carrizo Oil & Gas, Inc.	4,301,440	0.7
313,500		Cloud Peak Energy, Inc.	2,877,930	0.4
10,290	@	Dril-Quip, Inc.	789,552	0.1
338,810		Energy XXI Bermuda Ltd.	1,104,520	0.2
676,000	@	Key Energy Services, Inc.	1,128,920	0.2
426,700	L	Nordic American Tankers Ltd.	4,296,869	0.7
633,300		Petroquest Energy, Inc.	2,368,542	0.4
97,300		Rosetta Resources, Inc.	2,170,763	0.3
91,500	@	Unit Corp.	3,120,150	0.5
			24,855,838	3.9

		Financials: 24.7%
221,200		Colony Financial, Inc.	5,268,984	0.8
205,982		CubeSmart	4,546,023	0.7
132,200		CyrusOne, Inc.	3,642,110	0.6

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials (continued)
167,237		DCT Industrial Trust, Inc.	5,963,671	0.9
133,935		Encore Capital Group, Inc.	5,946,714	0.9
55,118		EPR Properties	3,176,450	0.5
97,803		Evercore Partners, Inc.	5,121,943	0.8
191,579		First American Financial Corp.	6,494,528	1.0
321,195		FirstMerit Corp.	6,067,374	1.0
124,578		Great Western Bancorp, Inc.	2,839,133	0.4
137,800		Highwoods Properties, Inc.	6,101,784	1.0
44,600		Infinity Property & Casualty Corp.	3,445,796	0.5
147,118		LaSalle Hotel Properties	5,953,865	0.9
73,637		MarketAxess Holdings, Inc.	5,280,509	0.8
188,300		MB Financial, Inc.	6,187,538	1.0
58,600		Nelnet, Inc.	2,714,938	0.4
119,500		PacWest Bancorp	5,432,470	0.9
53,976		Primerica, Inc.	2,928,738	0.5
77,836		ProAssurance Corp.	3,514,295	0.6
96,018		Prosperity Bancshares, Inc.	5,315,557	0.8
348,800		Radian Group, Inc.	5,831,936	0.9
169,088	L	Redwood Trust, Inc.	3,331,034	0.5
173,500		Selective Insurance Group	4,713,995	0.7
40,333		Signature Bank	5,080,345	0.8
95,100		South State Corp.	6,379,308	1.0
80,800		Springleaf Holdings, Inc.	2,922,536	0.5
61,489		Square 1 Financial, Inc.	1,518,778	0.2
230,000		Starwood Property Trust, Inc.	5,345,200	0.8
283,500		Sterling Bancorp/DE	4,076,730	0.6
70,285	@	Stifel Financial Corp.	3,585,941	0.6
237,900		Susquehanna Bancshares, Inc.	3,194,997	0.5
48,624	@	SVB Financial Group	5,643,788	0.9
212,960		Talmer Bancorp, Inc.	2,989,958	0.5
12,819		Virtus Investment Partners	2,185,511	0.3
182,000		Webster Financial Corp.	5,920,460	0.9
			158,662,937	24.7

		Health Care: 10.4%
55,491		Acorda Therapeutics, Inc.	2,267,917	0.3
188,300		AMN Healthcare Services, Inc.	3,690,680	0.6
55,949	@	Amsurg Corp.	3,062,089	0.5
77,799		Charles River Laboratories International, Inc.	4,951,128	0.8
16,800		Cubist Pharmaceuticals, Inc.	1,690,920	0.3
100,700		Envision Healthcare Holdings, Inc.	3,493,283	0.5
105,700	@	Greatbatch, Inc.	5,211,010	0.8
73,724	@	Haemonetics Corp.	2,758,752	0.4
177,800	@,L	Halozyme Therapeutics, Inc.	1,715,770	0.3

Voya Small Company Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care (continued)
170,549		Healthsouth Corp.	6,559,315	1.0
55,375		Impax Laboratories, Inc.	1,754,280	0.3
38,200		Isis Pharmaceuticals, Inc.	2,358,468	0.4
110,700	@	Masimo Corp.	2,915,838	0.4
75,748		Medicines Co.	2,095,947	0.3
67,914	@	Mednax, Inc.	4,489,795	0.7
88,252	@	Nektar Therapeutics	1,367,906	0.2
124,736		Owens & Minor, Inc.	4,379,481	0.7
78,980	L	Steris Corp.	5,121,853	0.8
94,600	@	Thoratec Corp.	3,070,716	0.5
43,700		WellCare Health Plans, Inc.	3,586,022	0.6
			66,541,170	10.4

		Industrials: 18.7%
191,700		Actuant Corp.	5,221,908	0.8
127,400	@	Atlas Air Worldwide Holdings, Inc.	6,280,820	1.0
150,800		Barnes Group, Inc.	5,581,108	0.9
135,600	@	Beacon Roofing Supply, Inc.	3,769,680	0.6
397,200	@	Blount International, Inc.	6,978,804	1.1
224,600		Brady Corp.	6,140,564	0.9
91,600		Clarcor, Inc.	6,104,224	0.9
66,200		Curtiss-Wright Corp.	4,673,058	0.7
85,300		Forward Air Corp.	4,296,561	0.7
177,917		Healthcare Services Group	5,502,973	0.9
235,100		Heartland Express, Inc.	6,350,051	1.0
97,800	@	HUB Group, Inc.	3,724,224	0.6
160,300		KAR Auction Services, Inc.	5,554,395	0.9
152,300	@	On Assignment, Inc.	5,054,837	0.8
189,000		Orbital Sciences Corp.	5,082,210	0.8
60,122		Regal-Beloit Corp.	4,521,175	0.7
130,294		Resources Connection, Inc.	2,143,336	0.3
43,799		Teledyne Technologies, Inc.	4,499,909	0.7
149,200		Tetra Tech, Inc.	3,983,640	0.6
86,900		Toro Co.	5,545,089	0.9
86,300		Universal Forest Products, Inc.	4,591,160	0.7
80,500		Waste Connections, Inc.	3,541,195	0.5
103,813		Watts Water Technologies, Inc.	6,585,897	1.0
95,400		Woodward Governor Co.	4,696,542	0.7
			120,423,360	18.7

		Information Technology: 16.9%
150,600		Advanced Energy Industries, Inc.	3,569,220	0.6
107,500		Advent Software, Inc.	3,293,800	0.5
30,543	@	Ansys, Inc.	2,504,526	0.4
165,638		Bankrate, Inc.	2,058,880	0.3
31,812		Blackhawk Network Holdings, Inc.	1,234,306	0.2
40,000	@	CACI International, Inc.	3,447,200	0.5
176,766	@	Cardtronics, Inc.	6,819,632	1.1
114,800	@	Commvault Systems, Inc.	5,934,012	0.9
136,300		Cornerstone OnDemand, Inc.	4,797,760	0.8

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Information Technology (continued)
225,500		EVERTEC, Inc.	4,990,315	0.8
33,000	@	Finisar Corp.	640,530	0.1
75,300		Flir Systems, Inc.	2,432,943	0.4
104,500		j2 Global, Inc.	6,479,000	1.0
46,100		Littelfuse, Inc.	4,456,487	0.7
209,100	@	Microsemi Corp.	5,934,258	0.9
79,917		MKS Instruments, Inc.	2,924,962	0.5
115,500		Netgear, Inc.	4,109,490	0.6
96,400		Plantronics, Inc.	5,111,128	0.8
99,759	@	Plexus Corp.	4,111,069	0.7
302,000	@	Polycom, Inc.	4,077,000	0.6
131,500		Q2 Holdings, Inc.	2,477,460	0.4
231,000		Qlik Technologies, Inc.	7,135,590	1.1
74,800	@	Rofin-Sinar Technologies, Inc.	2,151,996	0.3
99,500	@	Semtech Corp.	2,743,215	0.4
40,200		Ultimate Software Group, Inc.	5,901,963	0.9
117,100		Veeco Instruments, Inc.	4,084,448	0.6
49,500		WEX, Inc.	4,896,540	0.8
			108,317,730	16.9

		Materials: 4.4%
323,000		Commercial Metals Co.	5,261,670	0.8
156,700		HB Fuller Co.	6,977,851	1.1
78,889		Minerals Technologies, Inc.	5,478,841	0.8
48,600		Olin Corp.	1,106,622	0.2
671,000	@	Thompson Creek Metals Co., Inc.	1,120,570	0.2
129,400		Worthington Industries	3,893,646	0.6
305,100		Zep, Inc.	4,622,265	0.7
			28,461,465	4.4

		Utilities: 2.4%
19,300		Cleco Corp.	1,052,622	0.2
135,097		El Paso Electric Co.	5,411,986	0.8
34,900		Idacorp, Inc.	2,310,031	0.4
86,400		ONE Gas, Inc.	3,561,408	0.5
86,785		Portland General Electric Co.	3,283,076	0.5
			15,619,123	2.4

	Total Common Stock
	(Cost $495,669,794)		627,235,313	97.7

EXCHANGE-TRADED FUNDS: 0.5%
26,900		iShares Russell 2000 Index Fund	3,219,123	0.5

	Total Exchange-Traded Funds
	(Cost $3,071,821)		3,219,123	0.5

	Total Long-Term Investments
	(Cost $498,741,615)		630,454,436	98.2

Voya Small Company Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.0%
	Securities Lending Collateralcc: 0.9%
1,403,678	Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $1,403,685, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,431,752, due 01/01/15-09/01/49)	1,403,678	0.2
1,403,678	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $1,403,690, collateralized by various U.S. Government Securities, 0.625%-3.125%, Market Value plus accrued interest $1,431,752, due 09/30/17-02/15/42)	1,403,678	0.2
295,494	Nomura Securities, Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $295,495, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $301,404, due 01/07/15-10/20/64)	295,494	0.1
1,403,678	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $1,403,685, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.375%-7.250%, Market Value plus accrued interest $1,431,752, due 11/15/15-07/15/56)	1,403,678	0.2

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
1,403,678	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $1,403,690, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $1,431,892, due 04/15/16-02/15/42)	1,403,678	0.2
		5,910,206	0.9

Shares		Value	Percentage of Net Assets
		Mutual Funds: 2.1%
13,114,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $13,114,000)	13,114,000	2.1

	Total Short-Term Investments
	(Cost $19,024,206)	19,024,206	3.0

	Total Investments in Securities (Cost $517,765,821)	$649,478,642	101.2
	Liabilities in Excess of Other Assets	(7,645,668)	(1.2)
	Net Assets	$641,832,974	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2014.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2014.

Cost for federal income tax purposes is $521,593,052.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$153,337,091
Gross Unrealized Depreciation	(25,451,501)

Net Unrealized Appreciation	$127,885,590

Voya Australia Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.8%
		Consumer Discretionary: 3.7%
18,610	L	Ainsworth Game Technology Ltd.	35,672	0.0
120,252	@	APN News & Media Ltd.	81,271	0.0
10,824		ARB Corp. Ltd.	99,805	0.1
100,708		Aristocrat Leisure Ltd.	534,814	0.3
39,040		Automotive Holdings Group	120,601	0.1
15,615	L	Breville Group Ltd.	81,681	0.0
65,187		Crown Ltd.	670,407	0.4
10,326		Domino's Pizza Enterprises Ltd.	210,248	0.1
134,379		Echo Entertainment Group Ltd.	412,486	0.2
360,009		John Fairfax Holdings Ltd.	255,388	0.1
9,709	L	Flight Centre Ltd.	257,007	0.1
12,066		G.U.D. Holdings Ltd.	70,961	0.0
59,844		G8 Education Ltd.	202,168	0.1
102,855		Harvey Norman Holdings Ltd.	280,751	0.1
18,573		Invocare Ltd.	182,564	0.1
16,730	L	JB Hi-Fi Ltd.	214,699	0.1
34,421		Kathmandu Holdings Ltd.	56,317	0.0
100,081	L	Myer Holdings Ltd.	113,404	0.1
52,614		Navitas Ltd.	216,237	0.1
6,235	@,L	News Corp.	93,424	0.1
101,951		Nine Entertainment Co. Holdings Ltd.	158,376	0.1
160,294		Pacific Brands Ltd.	70,471	0.0
15,844		Premier Investments Ltd.	126,610	0.1
8,259		REA Group Ltd.	302,809	0.2
19,977		Retail Food Group Ltd.	93,312	0.1
106,685		Seven West Media Ltd.	116,923	0.1
29,514		Sky Network Television Ltd.	137,784	0.1
26,806		SKYCITY Entertainment Group Ltd.	80,486	0.0
32,362		Slater & Gordon Ltd.	167,835	0.1
96,506		Southern Cross Media Group Ltd.	88,023	0.0
57,629		STW Communications Group Ltd.	45,598	0.0
23,778	L	Super Retail Group Ltd.	138,182	0.1
131,306		TABCORP Holdings Ltd.	443,252	0.2
246,931		Tattersall's Ltd.	694,494	0.4
294,152	@,L	Ten Network Holdings Ltd.	53,832	0.0
38,365		Trade Me Ltd.	107,014	0.1
13,723	L	Village Roadshow Ltd.	67,113	0.0
			7,082,019	3.7

		Consumer Staples: 7.3%
69,538	@	Asaleo Care Ltd.	93,491	0.1
23,607		Bega Cheese Ltd.	98,677	0.1
90,911		Coca-Cola Amatil Ltd.	686,384	0.4
289,065		Goodman Fielder Ltd.	151,035	0.1
31,426	L	GrainCorp Ltd.	210,765	0.1
155,462		Metcash Ltd.	234,295	0.1
24,817		Tassal Group Ltd.	78,943	0.0
110,547		Treasury Wine Estates Ltd.	426,686	0.2
193,435		Wesfarmers Ltd.	6,549,255	3.4
216,941		Woolworths Ltd.	5,390,899	2.8
			13,920,430	7.3

		Energy: 5.1%
92,131	@	Australian Worldwide Exploration Ltd.	95,943	0.1
219,940		Beach Petroleum Ltd.	186,499	0.1
23,234		Caltex Australia Ltd.	644,675	0.3
71,905	@	Drillsearch Energy Ltd.	47,280	0.0
195,892	@,L	Horizon Oil Ltd.	25,246	0.0
33,238	@	Karoon Gas Australia Ltd.	65,032	0.0
79,409	@,L	Liquefied Natural Gas Ltd.	155,413	0.1
201,299		Oil Search Ltd.	1,290,848	0.7
189,524		Origin Energy Ltd.	1,793,171	0.9
227,333	@,L	Paladin Resources Ltd.	65,944	0.0
167,857		Santos Ltd.	1,121,247	0.6
159,748	@	Senex Energy Ltd.	41,562	0.0
88,601	@	Sundance Energy Australia Ltd.	37,795	0.0
102,254	@,L	Whitehaven Coal Ltd.	115,866	0.1
121,946		Woodside Petroleum Ltd.	3,771,462	2.0
37,678		WorleyParsons Ltd.	308,637	0.2
			9,766,620	5.1

		Financials: 46.4%
43,413		Abacus Property Group	104,873	0.1
506,345		AMP Ltd.	2,255,140	1.2
72,029		Ardent Leisure Group	170,519	0.1
33,315		ASX Ltd.	993,938	0.5
474,205		Australia & New Zealand Banking Group Ltd.	12,338,794	6.5
60,123		Aveo Group	105,156	0.1
61,391		Bank of Queensland Ltd.	604,820	0.3
77,084		Bendigo Bank Ltd.	801,515	0.4
83,197		BWP Trust	188,766	0.1
97,077		Challenger Financial Services Group Ltd.	512,813	0.3
72,917	@	Chapter Hall Units Contingent	–	–
47,251		Charter Hall Group	173,180	0.1
52,638		Charter Hall Retail REIT	176,075	0.1
279,033		Commonwealth Bank of Australia	19,386,870	10.2
54,686		Cover-More Group Ltd.	84,245	0.0
220,819		Cromwell Property Group	184,909	0.1
155,842		Dexus Property Group	882,198	0.5
245,658		Federation Centres Ltd	571,957	0.3
38,099	L	FlexiGroup Ltd./Australia	92,497	0.0
38,035		Genworth Mortgage Insurance Australia Ltd.	111,785	0.1
264,661		Goodman Group	1,222,439	0.6
291,694		GPT Group	1,032,319	0.5

See Accompanying Notes to Financial Statements

1

Voya Australia Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

118,785		Henderson Group PLC	390,008	0.2
105,679		Investa Office Fund	311,988	0.2
402,998		Insurance Australia Group	2,046,229	1.1
45,456		IOOF Holdings Ltd.	327,715	0.2
91,274		Lend Lease Corp., Ltd.	1,215,667	0.6
55,369		Macquarie Group Ltd.	2,611,028	1.4
21,724	L	Magellan Financial Group Ltd.	289,350	0.1
628,517		Mirvac Group	909,182	0.5
415,602		National Australia Bank Ltd.	11,333,583	5.9
409,479		Novion Property Group	703,821	0.4
38,001	L	Ozforex Group Ltd.	87,227	0.0
8,125		Perpetual Ltd.	303,656	0.2
36,848		Platinum Asset Management Ltd.	216,463	0.1
234,910		QBE Insurance Group Ltd.	2,133,074	1.1
916,323	@	Scentre Group	2,596,102	1.4
110,656		Shopping Centres Australasia Property Group	166,621	0.1
81,030		Steadfast Group Ltd.	101,695	0.0
404,225		Stockland	1,350,873	0.7
221,427		Suncorp Group Ltd	2,529,536	1.3
328,997		Westfield Corp.	2,411,668	1.3
535,074		Westpac Banking Corp.	14,391,240	7.5
			88,421,534	46.4

		Health Care: 5.8%
26,454		Ansell Ltd.	484,018	0.3
9,731		Cochlear Ltd.	613,898	0.3
81,678		CSL Ltd.	5,737,530	3.0
16,539		Greencross Ltd.	106,954	0.1
184,821	@	Healthscope Ltd.	408,316	0.2
42,467	@	Japara Healthcare Ltd.	71,107	0.0
33,475	@,L	Mesoblast Ltd.	118,965	0.1
86,110		Primary Health Care Ltd.	329,480	0.2
22,189		Ramsay Health Care Ltd.	1,028,642	0.5
129,971	L	ResMed, Inc.	730,777	0.4
197,848		Sigma Pharmaceuticals Ltd.	118,768	0.1
9,378		Sirtex Medical Ltd.	216,015	0.1
68,162		Sonic Healthcare Ltd.	1,025,467	0.5
10,951		Virtus Health Ltd.	69,873	0.0
			11,059,810	5.8

		Industrials: 7.4%
67,852	L	ALS Ltd.	293,920	0.2
167,863		Asciano Group	822,068	0.4
370,332		Aurizon Holdings Ltd.	1,385,884	0.7
29,435		Bradken Ltd.	112,543	0.1
269,078		Brambles Ltd.	2,317,901	1.2
18,959		Cabcharge Australia Ltd.	70,164	0.0
27,487	L	Cardno Ltd.	76,114	0.0
88,822		CSR Ltd.	280,627	0.1
74,819		Downer EDI Ltd.	285,921	0.2
51,290		GWA Group Ltd.	123,722	0.1
17,339		Leighton Holdings Ltd.	315,718	0.2
65,406		Macquarie Atlas Roads Group	169,868	0.1
9,748		McMillan Shakespeare Ltd.	83,171	0.0
61,714	L	Mermaid Marine Australia Ltd.	61,869	0.0
26,885		Mineral Resources Ltd.	164,528	0.1
15,604	L	Monadelphous Group Ltd.	118,674	0.1
377,993	@	Qantas Airways Ltd.	734,181	0.4
119,400		Qube Logistics Holdings Ltd.	235,338	0.1
53,439		Recall Holdings Ltd.	312,175	0.2
36,271		SAI Global Ltd.	118,140	0.1
58,016		Seek Ltd.	808,981	0.4
16,770		Seven Group Holdings Ltd.	79,201	0.0
34,901		Skilled Group Ltd.	42,204	0.0
124,752	@	Spotless Group Holdings Ltd.	193,245	0.1
377,648		Sydney Airport	1,445,824	0.8
116,719		Toll Holdings Ltd.	555,992	0.3
88,196	@	Transfield Services Ltd.	116,779	0.1
271,611		Transpacific Industries Group Ltd.	190,699	0.1
326,372		Transurban Group	2,274,396	1.2
28,177	L	UGL Ltd.	50,242	0.0
115,936		Veda Group Ltd.	215,236	0.1
231,429	@	Virgin Australia Holdings Ltd.	–	–
			14,055,325	7.4

		Information Technology: 0.8%
36,704	L	Carsales.com.au Ltd.	310,478	0.2
87,635		Computershare Ltd.	838,286	0.4
22,048		Iress Market Technology Ltd.	191,724	0.1
34,420		Technology One Ltd.	89,261	0.1
			1,429,749	0.8

		Materials: 14.6%
76,516		Adelaide Brighton Ltd.	221,710	0.1
425,492	@	Alumina Ltd.	614,708	0.3
207,673		Amcor Ltd.	2,284,888	1.2
466,706		Arrium Ltd.	80,759	0.0
148,275	L	Atlas Iron Ltd.	19,658	0.0
33,107	L	BC Iron Ltd.	14,039	0.0
135,355	@,L	Beadell Resources Ltd.	24,515	0.0
552,307		BHP Billiton Ltd.	13,057,994	6.9
93,590	@	BlueScope Steel Ltd.	423,602	0.2
131,895		Boral Ltd.	566,008	0.3
65,588		DuluxGroup Ltd.	308,651	0.2
78,173		Evolution Mining Ltd.	40,534	0.0
34,099		Fletcher Building Ltd.	219,205	0.1
292,807	L	Fortescue Metals Group Ltd.	642,899	0.3
72,022		Iluka Resources Ltd.	345,889	0.2
280,308		Incitec Pivot Ltd.	725,078	0.4
40,019		Independence Group NL	143,303	0.1
76,308		James Hardie Industries SE	814,607	0.4
580,140	@,L	Lynas Corp. Ltd.	31,755	0.0
110,345		Mount Gibson Iron Ltd.	21,648	0.0
131,373	@	Newcrest Mining Ltd.	1,155,942	0.6
98,753		Northern Star Resources Ltd	119,013	0.1
30,786		Nufarm Ltd.	118,386	0.1
63,369		Orica Ltd.	971,041	0.5
207,673		Orora Ltd.	328,096	0.2
54,147		OZ Minerals Ltd.	151,908	0.1

See Accompanying Notes to Financial Statements

2

Voya Australia Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

29,357		Pact Group Holdings Ltd.	103,811	0.1
85,344		Pan Australian Resources Ltd.	97,288	0.0
70,291	@,L	Regis Resources Ltd.	109,578	0.1
74,996		Rio Tinto Ltd.	3,515,882	1.8
16,985		Sandfire Resources NL	62,290	0.0
28,615		Sims Group Ltd.	279,481	0.1
49,569	@,L	Sirius Resources NL	101,823	0.1
36,826		Western Areas Ltd	111,532	0.1
			27,827,521	14.6

		Telecommunication Services: 5.8%
26,820		iiNET Ltd.	171,378	0.1
30,873	L	M2 Telecommunications Group Ltd.	203,842	0.1
20,228		Singapore Telecommunications Ltd.	59,581	0.0
45,390		Telecom Corp. of New Zealand Ltd.	110,112	0.1
2,104,061		Telstra Corp., Ltd.	10,214,854	5.4
50,425		TPG Telecom Ltd.	275,838	0.1
17,131		Vocus Communications Ltd.	89,134	0.0
			11,124,739	5.8

		Utilities: 1.9%
115,864		AGL Energy Ltd.	1,263,740	0.7
191,780		APA Group	1,159,366	0.6
284,430		AusNet Services	307,290	0.2
233,154		DUET Group	458,280	0.2
230,333		Spark Infrastructure Group	398,972	0.2
			3,587,648	1.9

	Total Common Stock
	(Cost $196,352,364)		188,275,395	98.8

RIGHTS: 0.0%
		Utilities: 0.0%
43,897	@	APA GROUP - RTS	30,727	0.0

	Total Rights
	(Cost $–)		30,727	0.0

	Total Long-Term Investments
	(Cost $196,352,364)		188,306,122	98.8
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 11.2%
	Securities Lending Collateralcc: 1.9%
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $1,000,005, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,020,000, due 01/01/15-09/01/49)	1,000,000	0.5
1,000,000	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $1,000,008, collateralized by various U.S. Government Securities, 0.625%-3.125%, Market Value plus accrued interest $1,020,000, due 09/30/17-02/15/42)	1,000,000	0.5
662,887	Nomura Securities, Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $662,890, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $676,145, due 01/07/15-10/20/64)	662,887	0.4
1,000,000	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $1,000,005, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.375%-7.250%, Market Value plus accrued interest $1,020,000, due 11/15/15-07/15/56)	1,000,000	0.5
		3,662,887	1.9

See Accompanying Notes to Financial Statements

3

Voya Australia Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Shares		Value	Percentage of Net Assets
		Mutual Funds: 9.3%
17,743,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $17,743,000)	17,743,000	9.3

	Total Short-Term Investments
	(Cost $21,405,887)	21,405,887	11.2

	Total Investments in Securities (Cost $217,758,251)	$209,712,009	110.0
	Liabilities in Excess of Other Assets	(19,121,236)	(10.0)
	Net Assets	$190,590,773	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2014.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2014.

Cost for federal income tax purposes is $222,178,184.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$20,130,836
Gross Unrealized Depreciation	(32,597,011)

Net Unrealized Depreciation	$(12,466,175)

See Accompanying Notes to Financial Statements

4

Voya Emerging Markets Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 94.6%
		Consumer Discretionary: 8.7%
900,000	@	Alibaba Pictures Group Ltd.	159,091	0.0
164,000		Anta Sports Products Ltd.	288,293	0.0
44,736		Arcelik A/S	286,443	0.0
3,263,300		Astra International Tbk PT	1,946,182	0.3
302,000		Astro Malaysia Holdings Bhd	261,047	0.0
19,400	@	B2W Cia Digital	163,771	0.0
15,056		Bajaj Auto Ltd.	578,932	0.1
171,300		BEC World PCL	265,111	0.0
769,000		Belle International Holdings	863,779	0.1
512,000		Brilliance China Automotive Holdings Ltd.	819,770	0.1
104,500	L	Byd Co., Ltd.	403,008	0.1
2,228	L	CCC SA	83,776	0.0
16,256	@	Cheil Communications, Inc.	254,381	0.0
280,650		Cheng Shin Rubber Industry Co. Ltd.	658,721	0.1
147,200		Chongqing Changan Automobile Co. Ltd.	333,327	0.1
37,846		Cyfrowy Polsat SA	250,017	0.0
48,500		Cyrela Brazil Realty SA	201,794	0.0
452,000		Dongfeng Motor Group Co., Ltd.	632,268	0.1
32,240		Eclat Textile Co. Ltd	324,025	0.1
32,500		El Puerto de Liverpool SAB de CV	325,688	0.0
54,800		Estacio Participacoes SA	491,060	0.1
123,060		Far Eastern Department Stores Co., Ltd.	109,285	0.0
4,548		Folli Follie Group	145,310	0.0
2,349		Ford Otomotiv Sanayi A/S	32,660	0.0
38,907		Foschini Group Ltd./The	446,669	0.1
1,010,000		Geely Automobile Holdings Ltd.	319,337	0.1
349,500		Genting Bhd	885,364	0.1
519,700		Genting Malaysia BHD	603,487	0.1
49,000		Giant Manufacturing Co., Ltd.	433,017	0.1
586,600		Global Mediacom Tbk PT	67,211	0.0
1,917,000		GOME Electrical Appliances Holdings Ltd.	280,199	0.0
165,500		Great Wall Motor Co. Ltd.	936,146	0.2
267,800		Grupo Televisa S.A.	1,825,841	0.3
29,553		Grupo Televisa SAB ADR	1,006,575	0.2
416,000		Guangzhou Automobile Group Co. Ltd.	376,134	0.1
185,000		Haier Electronics Group Co. Ltd.	437,652	0.1
6,716		Halla Visteon Climate Control Corp.	295,885	0.1
12,671		Hankook Tire Co. Ltd.	602,146	0.1
7,391		Hero Honda Motors Ltd	362,666	0.1
659,867		Home Product Center PCL	165,143	0.0
41,000		Hotai Motor Co. Ltd.	613,561	0.1
5,152		Hotel Shilla Co. Ltd.	427,340	0.1
2,700		Hyundai Department Store Co. Ltd.	300,307	0.1
10,900		Hyundai Mobis	2,332,020	0.4
24,742		Hyundai Motor Co.	3,779,492	0.6
2,658		Hyundai Wia Corp.	424,944	0.1
33,162		Imperial Holdings Ltd.	527,961	0.1
170,000		Intime Retail Group Co. Ltd.	122,925	0.0
77,850		Jollibee Foods Corp.	372,159	0.1
16,334		Jumbo SA	166,089	0.0
19,149		Kangwon Land, Inc.	527,805	0.1
42,766		Kia Motors Corp.	2,032,069	0.3
222,904		Kroton Educacional SA	1,299,756	0.2
17,472		LG Electronics, Inc.	935,909	0.2
22,500		Lojas Renner SA	647,271	0.1
1,965		Lotte Shopping Co. Ltd.	486,008	0.1
128		LPP SA	259,781	0.0
12,120		Mahindra & Mahindra Ltd.	235,962	0.0
49,135		Mahindra & Mahindra Ltd. GDR	965,503	0.2
304,900		Matahari Department Store Tbk PT	367,393	0.1
845,100		Media Nusantara Citra Tbk PT	172,742	0.0
38,850		Merida Industry Co. Ltd.	262,314	0.0
276,000		Minor International PCL	270,748	0.0
22,058		Motherson Sumi Systems Ltd.	158,860	0.0
41,636		Mr Price Group Ltd.	842,250	0.1
64,387		Naspers Ltd.	8,328,796	1.3
37,697		OPAP S.A.	403,973	0.1
6,333		Paradise Co. Ltd	134,995	0.0
377,000		POU Chen Corp.	454,610	0.1
105,081		Ruentex Industries Ltd.	220,355	0.0
154,162		SACI Falabella	1,034,199	0.2
98,000		Shenzhou International Group Holdings Ltd.	322,958	0.1
1,342		Shinsegae Co., Ltd.	220,294	0.0
342,645		Steinhoff International Holdings Ltd.	1,752,906	0.3
849,700		Surya Citra Media Tbk PT	239,788	0.0
30,870		Tata Motors Ltd.	241,482	0.0
19,817		Tata Motors Ltd. ADR	837,863	0.1
65,463		Truworths International Ltd.	434,724	0.1
31,812	L	Tsogo Sun Holdings Ltd.	79,949	0.0
100,300		UMW Holdings Bhd	314,887	0.1
21,300	@	Via Varejo SA	166,429	0.0
156,894		Woolworths Holdings Ltd./South Africa	1,040,480	0.2
9,272		Coway Co., Ltd.	707,005	0.1
174,000		Yulon Motor Co., Ltd.	254,638	0.0

See Accompanying Notes to Financial Statements

5

Voya Emerging Markets Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

84,198		Zee Telefilms Ltd.	505,769	0.1
			55,148,480	8.7

		Consumer Staples: 8.0%
32,483		Almacenes Exito SA	399,118	0.1
212,531		Ambev SA ADR	1,321,943	0.2
545,800		AMBEV SA	3,357,095	0.5
518		Amorepacific Corp.	1,045,771	0.2
511		Amorepacific Group	462,169	0.1
36,218		Anadolu Efes Biracilik Ve Malt Sanayii AS	351,697	0.1
67,000		Arca Continental SAB de CV	423,877	0.1
32,500		Astra Agro Lestari Tbk PT	63,504	0.0
36,863		BIM Birlesik Magazalar AS	788,311	0.1
70,600		BRF - Brasil Foods SA	1,684,924	0.3
36,214		BRF SA ADR	845,597	0.1
24,200		British American Tobacco Malaysia Bhd	448,205	0.1
212,042		Cencosud SA	529,039	0.1
470,300		Charoen Pokphand Foods PCL	387,056	0.1
1,291,000		Charoen Pokphand Indonesia Tbk PT	392,962	0.1
221,000		China Agri-Industries Holdings Ltd.	90,732	0.0
706,000		China Huishan Dairy Holdings Co. Ltd	122,230	0.0
229,000		China Mengniu Diary Co., Ltd.	942,937	0.1
216,000		China Resources Enterprise	451,241	0.1
23,000		Cia Brasileira de Distribuicao Grupo Pao de Acucar	853,393	0.1
28,257		Cia Cervecerias Unidas SA	267,285	0.0
1,404		CJ CheilJedang Corp.	391,241	0.1
69,500		Coca-Cola Femsa SAB de CV	596,559	0.1
14,495		Coca-Cola Icecek AS	313,491	0.1
79,400	L	Controladora Comercial Mexicana SA de CV	280,816	0.0
724,300	L	CP ALL PCL	931,245	0.1
61,151		Dabur India Ltd.	225,688	0.0
3,559		E-Mart Co. Ltd.	658,619	0.1
35,665		Embotelladora Andina SA	100,901	0.0
11,461		Eurocash SA	122,635	0.0
180,400		Felda Global Ventures Holdings Bhd	112,131	0.0
204,600		Fomento Economico Mexicano SA de CV ADR	1,814,999	0.3
10,714		Fomento Economico Mexicano SAB de CV ADR	943,153	0.1
344		GlaxoSmithKline Consumer Healthcare Ltd	31,960	0.0
21,383		Godrej Consumer Products Ltd.	329,540	0.1
28,400		Gruma SA de CV	302,831	0.0
268,000		Grupo Bimbo SAB de CV	739,310	0.1
63,000		Grupo Comercial Chedraui, S.A. de C.V.	180,625	0.0
117,900		Grupo Lala SAB de CV	227,189	0.0
83,900		Gudang Garam Tbk PT	411,019	0.1
119,000		Hengan International Group Co., Ltd.	1,240,719	0.2
120,332		Hindustan Lever Ltd.	1,446,101	0.2
67,700		Hypermarcas SA	424,048	0.1
214,600		Indofood CBP Sukses Makmur TBK PT	226,311	0.0
846,700		Indofood Sukses Makmur Tbk PT	461,608	0.1
510,300		IOI Corp. Bhd	700,338	0.1
357,927		ITC Ltd.	2,085,056	0.3
126,900		JBS SA	534,678	0.1
272,900		Kimberly-Clark Corp.	593,568	0.1
17,760		KT&G Corp.	1,233,137	0.2
86,400		Kuala Lumpur Kepong BHD	563,398	0.1
1,503		LG Household & Health Care Ltd.	851,903	0.1
130		Lotte Confectionery Co. Ltd.	210,624	0.0
6,800		M Dias Branco SA	232,789	0.0
41,508		Magnit PJSC GDR	1,875,870	0.3
21,787		Massmart Holdings Ltd.	266,999	0.0
31,000		Natura Cosmeticos S.A.	371,436	0.1
4,395		Nestle India Ltd.	444,555	0.1
589		Orion Corp.	543,828	0.1
43,670	L	Pick n Pay Stores Ltd.	197,497	0.0
95,500		PPB Group Bhd	390,576	0.1
95,000		President Chain Store Corp.	733,763	0.1
39,600		Raia Drogasil SA	377,647	0.1
72,847		Shoprite Holdings Ltd.	1,054,296	0.2
65,900		Souza Cruz S.A.	478,966	0.1
28,839		Spar Group Ltd./The	400,448	0.1
30,720		Standard Foods Corp.	68,050	0.0
400,000	L	Sun Art Retail Group Ltd.	397,697	0.1
11,800		Thai Union Frozen Products PCL	32,257	0.0
43,600		Thai Union Frozen Products PCL	119,187	0.0
27,826		Tiger Brands Ltd.	881,909	0.1
330,000		Tingyi Cayman Islands Holding Corp.	749,937	0.1
62,000		Tsingtao Brewery Co., Ltd.	418,193	0.1
26,784		Ulker Biskuvi Sanayi AS	212,014	0.0
252,300		Unilever Indonesia Tbk PT	654,406	0.1
250,200		Uni-President China Holdings Ltd.	230,369	0.0
765,201		Uni-President Enterprises Corp.	1,210,099	0.2
8,164		United Spirits Ltd.	360,026	0.1
147,070		Universal Robina Corp.	641,209	0.1
44,533		Vina Concha y Toro SA	87,077	0.0
840,000		Wal-Mart de Mexico SA de CV	1,805,968	0.3
962,000		Want Want China Holdings Ltd.	1,264,368	0.2
			51,015,963	8.0

See Accompanying Notes to Financial Statements

6

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

		Energy: 7.4%
2,477,900		Adaro Energy Tbk PT	206,743	0.0
123,200		Banpu PCL	92,998	0.0
34,320		Bharat Petroleum Corp. Ltd.	349,600	0.1
80,807		Cairn India Ltd.	307,919	0.0
703,000	L	China Coal Energy Co. - Class H	439,457	0.1
310,000		China Oilfield Services Ltd.	535,264	0.1
4,115,600		China Petroleum & Chemical Corp.	3,332,974	0.5
546,500		China Shenhua Energy Co., Ltd.	1,612,673	0.3
2,909,000		CNOOC Ltd.	3,933,460	0.6
86,500		Coal India Ltd.	524,012	0.1
23,100		Cosan SA Industria e Comercio	250,709	0.0
824,693		Ecopetrol SA	721,802	0.1
75,587		Empresas COPEC SA	853,003	0.1
141,000		Energy Absolute PCL	106,437	0.0
27,435	L	Exxaro Resources Ltd.	244,866	0.0
192,000		Formosa Petrochemical Corp.	416,512	0.1
380,123	@	Gazprom OAO ADR	1,721,957	0.3
1,146,133		Gazprom OAO	2,457,012	0.4
8,805		GS Holdings Corp.	320,494	0.1
8,017		Gulf International Services OSC	214,453	0.0
71,400		Indo Tambangraya Megah PT	88,065	0.0
189,947		Inner Mongolia Yitai Coal Co.	272,004	0.1
1,862,600		IRPC PCL	172,575	0.0
548,000		Kunlun Energy Co. Ltd.	517,172	0.1
35,642		Lukoil OAO ADR	1,366,871	0.2
46,096		Lukoil OAO	1,667,290	0.3
7,455		MOL Hungarian Oil & Gas PLC	327,187	0.1
14,755		NovaTek OAO GDR	1,149,062	0.2
130,906		Oil & Natural Gas Corp., Ltd.	704,469	0.1
21,616		Oil India Ltd.	196,484	0.0
3,412,000		PetroChina Co., Ltd.	3,787,616	0.6
119,417		Petroleo Brasileiro SA ADR	905,181	0.1
485,400		Petroleo Brasileiro SA	1,751,180	0.3
42,700		Petronas Dagangan BHD	209,270	0.0
53,251		Polski Koncern Naftowy Orlen	728,189	0.1
340,227		Polskie Gornictwo Naftowe I Gazownictwo SA	424,281	0.1
227,600		PTT Exploration & Production PCL	770,741	0.1
151,400		PTT PCL	1,483,141	0.2
23,541		Reliance Industries Ltd.	331,034	0.1
94,452	@	Reliance Industries Ltd. GDR	2,636,010	0.4
194,316		Rosneft OAO	619,058	0.1
645,900		Sapurakencana Petroleum Bhd	427,321	0.1
89,597		Sasol Ltd.	3,344,017	0.5
9,871		SK Innovation Co. Ltd.	760,271	0.1
7,458		S-Oil Corp.	327,703	0.1
1,255,551		Surgutneftegas OAO	484,824	0.1
34,300		Tambang Batubara Bukit Asam Persero Tbk PT	34,356	0.0
231,115		Tatneft OAO	864,888	0.1
165,000		Thai Oil PCL	209,961	0.0
21,894		Tupras Turkiye Petrol Rafine	518,008	0.1
58,900		Ultrapar Participacoes SA	1,140,021	0.2
370,000		Yanzhou Coal Mining Co., Ltd.	313,477	0.0
			47,174,072	7.4

		Financials: 27.2%
210,073		Abu Dhabi Commercial Bank PJSC	395,616	0.1
265,182	@	African Bank Investments Ltd.	15,911	0.0
250	L	Agile Property Holdings Ltd.	142	0.0
3,458,000		Agricultural Bank of China Ltd.	1,739,256	0.3
300,066		Akbank TAS	1,107,899	0.2
570,962		Aldar Properties PJSC	402,161	0.1
8,287	@	Alior Bank SA	181,687	0.0
195,500		Alliance Financial Group Bhd	262,791	0.0
695,810	@	Alpha Bank AE	390,867	0.1
320,300		AMMB Holdings Bhd	601,520	0.1
31,450		Ayala Corp.	485,891	0.1
974,100		Ayala Land, Inc.	726,364	0.1
121,170		Banco Bradesco SA ADR	1,620,043	0.3
103,500		Banco Bradesco SA	1,336,288	0.2
16,376		Banco Davivienda SA	193,632	0.0
3,883,125		Banco de Chile	449,928	0.1
5,914		Banco de Credito e Inversiones	291,792	0.0
141,300		Banco do Brasil S.A.	1,263,525	0.2
74,200		Banco Santander Brasil S.A.	375,717	0.1
11,151,042		Banco Santander Chile S.A.	557,276	0.1
18,524		BanColombia SA ADR	886,929	0.1
55,900		Bangkok Bank PCL	328,335	0.1
46,300		Bangkok Bank PCL - Foreign	275,074	0.0
1,980,100		Bank Central Asia Tbk PT	2,100,367	0.3
602,900		Bank Danamon Indonesia Tbk PT	219,399	0.0
6,131		Bank Handlowy w Warszawie	184,232	0.0
1,518,500		Bank Mandiri Persero TBK PT	1,320,546	0.2
74,455		Bank Millennium SA	173,672	0.0
12,832,000		Bank of China Ltd.	7,202,209	1.1
1,418,000		Bank of Communications Co., Ltd.	1,318,413	0.2
131,810		Bank of the Philippine Islands	275,741	0.0
21,911		Bank Pekao S.A.	1,101,163	0.2
1,782,500		Bank Rakyat Indonesia	1,675,515	0.3
5,169		Bank Zachodni WBK SA	545,073	0.1
56,135		Barclays Africa Group Ltd.	877,778	0.1

See Accompanying Notes to Financial Statements

7

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

19,131		Barwa Real Estate Co.	217,002	0.0
114,200		BB Seguridade Participacoes SA	1,381,639	0.2
252,390		BDO Unibank, Inc.	617,414	0.1
301,400		BM&F Bovespa S.A.	1,116,842	0.2
1,226,700		Bank Negara Indonesia Persero Tbk PT	601,076	0.1
79,000		BR Malls Participacoes S.A.	488,289	0.1
51,817	@	Brait SE	350,778	0.1
2,984		BRE Bank SA	418,294	0.1
35,759		BS Financial Group, Inc.	470,793	0.1
1,293,100		Bumi Serpong Damai PT	187,683	0.0
1,316,611		Cathay Financial Holding Co., Ltd.	1,945,477	0.3
277,400		Central Pattana PCL	380,530	0.1
37,126		CETIP SA - Balcao Organizado de Ativos e Derivativos	449,724	0.1
173,700		Chailease Holding Co. Ltd.	430,190	0.1
879,813		Chang Hwa Commercial Bank	502,982	0.1
766,000	@	China Cinda Asset Management Co. Ltd.	370,939	0.1
1,340,000		China Citic Bank	1,068,301	0.2
11,677,000		China Construction Bank	9,537,572	1.5
2,369,000		China Development Financial Holding Corp.	752,633	0.1
436,000		China Everbright Bank Co. Ltd	236,207	0.0
152,000		China Everbright Ltd.	359,689	0.1
238,500		China Galaxy Securities Co. Ltd.	297,221	0.0
1,195,000		China Life Insurance Co., Ltd.	4,682,182	0.7
519,976		China Life Insurance Co., Ltd. (TWD)	429,543	0.1
734,880		China Merchants Bank Co., Ltd.	1,834,373	0.3
1,015,000		China Minsheng Banking Corp. Ltd.	1,326,931	0.2
654,000		China Overseas Land & Investment Ltd.	1,934,683	0.3
421,200		China Pacific Insurance Group Co., Ltd.	2,119,064	0.3
344,000		China Resources Land Ltd.	904,038	0.1
292,000		China South City Holdings Ltd.	132,093	0.0
190,428	@	China Taiping Insurance Holdings Co., Ltd.	541,161	0.1
237,700	@	China Vanke Co. Ltd	527,301	0.1
2,243,303		CTBC Financial Holding Co. Ltd	1,451,300	0.2
455,000		Chongqing Rural Commercial Bank	282,289	0.0
803,800		CIMB Group Holdings Bhd	1,275,724	0.2
175,500		CITIC Securities Co. Ltd.	655,974	0.1
6,377		Commercial Bank of Qatar	118,749	0.0
151,119		Commercial International Bank	1,031,104	0.2
182,700		Compartamos SAB de CV	367,165	0.1
33,938		Coronation Fund Managers Ltd	335,863	0.1
15,244		Corp Financiera Colombiana SA	256,322	0.0
22,906,027		Corpbanca	275,069	0.0
936,133		Country Garden Holdings Co. Ltd.	373,534	0.1
10,932		Credicorp Ltd.	1,751,088	0.3
35,364	@	Daewoo Securities Co., Ltd.	312,509	0.1
27,195		DGB Financial Group, Inc.	279,541	0.0
55,588		Discovery Holdings Ltd.	532,229	0.1
82,323		DLF Ltd.	176,788	0.0
4,069		Doha Bank QSC	63,099	0.0
8,035		Dongbu Insurance Co., Ltd.	401,250	0.1
367,882		Dubai Financial Market	194,595	0.0
139,884		Dubai Islamic Bank PJSC	256,848	0.0
1,085,487		E.Sun Financial Holding Co., Ltd.	672,594	0.1
552,867		Emaar Properties PJSC	1,065,538	0.2
342,815		Emlak Konut Gayrimenkul Yatirim Ortakligi AS	405,472	0.1
1,418,829	@	Eurobank Ergasias SA	316,956	0.1
1,131,000	L	Evergrande Real Estate Group Ltd.	455,770	0.1
249,000		Far East Horizon Ltd.	244,736	0.0
383,500		Fibra Uno Administracion SA de CV	1,130,193	0.2
1,248,306		First Financial Holding Co., Ltd.	731,981	0.1
114,452		First Gulf Bank PJSC	525,718	0.1
500,705		FirstRand Ltd.	2,176,669	0.3
458,000		Franshion Properties China Ltd.	130,704	0.0
1,066,000		Fubon Financial Holding Co., Ltd.	1,696,783	0.3
175,488	@	Getin Noble Bank SA	107,992	0.0
335,887		Growthpoint Properties Ltd.	798,068	0.1
598,216		Grupo Aval Acciones y Valores	322,203	0.1
41,110		Grupo de Inversiones Suramericana SA	691,942	0.1
396,400		Grupo Financiero Banorte	2,181,661	0.3
382,700		Grupo Financiero Inbursa SA	987,764	0.2
297,600		Grupo Financiero Santander Mexico SAB de CV	622,078	0.1
183,200	L	Guangzhou R&F Properties Co., Ltd.	223,048	0.0
152,814		Haci Omer Sabanci Holding AS	663,321	0.1
230,400		Haitong Securities Co. Ltd.	575,052	0.1
46,983		Hana Financial Group, Inc.	1,360,735	0.2

See Accompanying Notes to Financial Statements

8

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

39,835		Hanwha Life Insurance Co. Ltd.	300,969	0.1
56,000		Highwealth Construction Corp.	112,294	0.0
91,300		Hong Leong Bank BHD	365,043	0.1
36,000		Hong Leong Financial Group Bhd	169,171	0.0
238,362		Housing Development Finance Corp.	4,274,392	0.7
1,064,916		Hua Nan Financial Holdings Co. Ltd.	595,568	0.1
10,890		Hyundai Marine & Fire Insurance Co., Ltd.	257,656	0.0
70,085		ICICI Bank Ltd. ADR	809,482	0.1
48,637		ICICI Bank Ltd.	270,662	0.0
11,925,000		Industrial and Commercial Bank of China Ltd.	8,707,544	1.4
38,195		Industrial Bank Of Korea	488,613	0.1
44,387		Investec Ltd.	371,995	0.1
257,599		IOI Properties Group Bhd	177,648	0.0
162,417		Itau Unibanco Holding S.A. ADR	2,113,045	0.3
25,300		Kasikornbank PCL	174,981	0.0
278,400		Kasikornbank PCL - Foreign	1,927,160	0.3
62,578		KB Financial Group, Inc.	2,045,928	0.3
2,699		Komercni Banka AS	555,457	0.1
7,612		Korea Investment Holdings Co., Ltd.	334,715	0.1
635,300		Krung Thai Bank PCL	435,852	0.1
18,881		Liberty Holdings Ltd.	200,256	0.0
53,292		LIC Housing Finance Ltd.	366,724	0.1
3,490,900		Lippo Karawaci Tbk PT	286,616	0.0
241,000		Longfor Properties Co., Ltd.	308,999	0.1
49,950		Mahindra & Mahindra Financial Services Ltd.	259,749	0.0
718,200		Malayan Banking BHD	1,880,838	0.3
65,702		Masraf Al Rayan	786,526	0.1
1,600,839		Mega Financial Holdings Co., Ltd.	1,235,034	0.2
1,229,000		Megaworld Corp.	126,996	0.0
2,103,000		Metro Pacific Investments Corp.	214,880	0.0
3,517		Mirae Asset Securities Co., Ltd.	136,769	0.0
182,459		MMI Holdings Ltd.	473,192	0.1
278,705		Moscow Exchange MICEX-RTS OAO	268,754	0.0
16,500		Multiplan Empreendimentos Imobiliarios SA	294,470	0.0
112,421		National Bank of Abu Dhabi PJSC	424,335	0.1
263,996	@	National Bank of Greece SA	463,376	0.1
34,300		Nedbank Group Ltd.	734,548	0.1
134,600		New China Life Insurance Co. Ltd.	675,401	0.1
476,000	L	New World China Land Ltd.	281,447	0.0
38,047		OTP Bank Nyrt	548,809	0.1
981,000		People's Insurance Co. Group of China Ltd.	455,939	0.1
567,496		PICC Property & Casualty Co., Ltd.	1,095,111	0.2
414,000		Ping An Insurance Group Co. of China Ltd.	4,191,975	0.7
372,204	@	Piraeus Bank SA	405,009	0.1
21,100		Porto Seguro SA	241,306	0.0
46,894		Power Finance Corp. Ltd	222,715	0.0
141,818		Powszechna Kasa Oszczednosci Bank Polski S.A.	1,423,554	0.2
432,500		Public Bank BHD	2,259,509	0.4
9,174		Powszechny Zaklad Ubezpieczen SA	1,251,998	0.2
12,278		Qatar Islamic Bank SAQ	337,859	0.1
26,356		Qatar National Bank	1,530,947	0.2
566,602		Redefine Properties Ltd.	524,073	0.1
77,418		Remgro Ltd.	1,693,650	0.3
24,263		Resilient Property Income Fund Ltd.	176,166	0.0
90,100		RHB Capital Bhd	196,357	0.0
122,192		RMB Holdings Ltd.	674,801	0.1
116,234		RMI Holdings	410,566	0.1
129,126		Ruentex Development Co. Ltd.	204,094	0.0
56,547		Rural Electrification Corp. Ltd.	298,448	0.0
7,067		Samsung Card Co.	284,185	0.0
5,409		Samsung Fire & Marine Insurance Co. Ltd.	1,390,204	0.2
9,718		Samsung Life Insurance Co. Ltd.	1,029,028	0.2
11,152		Samsung Securities Co. Ltd.	448,433	0.1
287,411		Sanlam Ltd.	1,729,434	0.3
170,265	@	Sberbank of Russia ADR	659,436	0.1
1,075,042		Sberbank RF	943,227	0.2
250,500		Shimao Property Holdings Ltd.	554,757	0.1
1,448,613		Shin Kong Financial Holding Co., Ltd.	410,327	0.1
68,431		Shinhan Financial Group Co., Ltd.	2,750,592	0.4
27,139		Shriram Transport Finance Co. Ltd.	475,456	0.1
422,500		Shui On Land Ltd.	99,361	0.0
254,400		Siam Commercial Bank PCL	1,401,155	0.2
672,500		Sino-Ocean Land Holdings Ltd.	379,177	0.1
1,272,598		SinoPac Financial Holdings Co., Ltd.	521,489	0.1
1,080,600		SM Prime Holdings, Inc.	409,054	0.1
341,000		Soho China Ltd.	240,507	0.0
193,854		Standard Bank Group Ltd.	2,389,213	0.4
59,052		State Bank of India	290,099	0.0
21,358	@,L	State Bank of India Ltd. GDR	1,054,017	0.2
1,396,317		Taishin Financial Holdings Co., Ltd.	573,210	0.1
735,040	@	Taiwan Business Bank	212,945	0.0

See Accompanying Notes to Financial Statements

9

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

969,176		Taiwan Cooperative Financial Holding Co. Ltd.	498,219	0.1
152,948		Talaat Moustafa Group	209,046	0.0
1,772,400		TMB Bank PCL	156,519	0.0
376,395		Turkiye Garanti Bankasi A/S	1,512,030	0.2
104,438		Turkiye Halk Bankasi AS	618,648	0.1
265,026		Turkiye Is Bankasi	762,061	0.1
140,081		Turkiye Vakiflar Bankasi Tao	291,355	0.0
120,600		UEM Sunrise Bhd	48,334	0.0
791,237,930		VTB Bank OJSC	863,068	0.1
50,011	@	Woori Bank	454,997	0.1
23,849		Woori Investment & Securities Co., Ltd.	220,063	0.0
162,057		Yapi Ve Kredi Bankasi	337,473	0.1
1,421,425		Yuanta Financial Holding Co., Ltd.	689,432	0.1
1,150,000		Yuexiu Property Co. Ltd	220,061	0.0
			173,149,997	27.2

		Health Care: 2.2%
14,021		Apollo Hospitals Enterprise Ltd.	250,933	0.0
51,861		Aspen Pharmacare Holdings Ltd.	1,809,227	0.3
23,532		Aurobindo Pharma Ltd	422,377	0.1
59,400		Bangkok Dusit Medical Services PCL	30,940	0.0
506,300	L	Bangkok Dusit Medical Services PCL	263,723	0.0
7,200		Bumrungrad Hospital PCL	30,721	0.0
52,000		Bumrungrad Hospital PCL	221,875	0.0
11,037		Celltrion, Inc.	387,659	0.1
143,000		China Medical System Holdings Ltd.	235,592	0.0
396,000		China Pharmaceutical Group Ltd.	348,070	0.1
61,205		Cipla Ltd.	605,451	0.1
6,314		Divi's Laboratories Ltd.	172,320	0.0
5,098		Dr. Reddys Laboratories Ltd.	260,616	0.0
16,760	L	Dr. Reddy's Laboratories Ltd. ADR	845,542	0.1
144,000	@	Genomma Lab Internacional SAB de CV	273,872	0.1
416,900		IHH Healthcare Bhd	574,136	0.1
3,698,000		Kalbe Farma Tbk PT	545,190	0.1
167,223		Life Healthcare Group Holdings Ltd.	617,747	0.1
66,946		Mediclinic International Ltd.	579,484	0.1
162,939		Network Healthcare Holdings Ltd.	532,503	0.1
32,100		Odontoprev SA	119,068	0.0
35,900	@	Qualicorp SA	375,450	0.1
21,839	@	Ranbaxy Laboratories Ltd.	216,982	0.0
24,326		Richter Gedeon Nyrt	327,598	0.1
328,000		Shandong Weigao Group Medical Polymer Co., Ltd.	264,780	0.0
58,500		Shanghai Fosun Pharmaceutical Group Co. Ltd.	209,040	0.0
130,300		Shanghai Pharmaceuticals Holding Co. Ltd.	293,392	0.1
732,000		Sihuan Pharmaceutical Holdings Group Ltd	486,896	0.1
516,000		Sino Biopharmaceutical	464,971	0.1
171,200		Sinopharm Group Co.	602,427	0.1
115,584		Sun Pharmaceutical Industries Ltd.	1,510,480	0.2
1,455		Yuhan Corp.	223,594	0.0
			14,102,656	2.2

		Industrials: 6.7%
320,690		Aboitiz Equity Ventures, Inc.	374,244	0.1
20,078		Adani Enterprises Ltd.	153,693	0.0
2,223		Aditya Birla Nuvo Ltd.	59,329	0.0
346,000		Air China Ltd.	279,169	0.1
201,000		AirAsia BHD	156,362	0.0
74,000		Airports of Thailand PCL	630,465	0.1
465,700		Alfa SA de CV	1,039,746	0.2
377,500		Alliance Global Group, Inc.	188,575	0.0
216,921	@	Arabtec Holding Co.	167,537	0.0
384,000		AviChina Industry & Technology Co. Ltd.	235,432	0.0
41,866		Barloworld Ltd.	344,619	0.1
264,000		Beijing Capital International Airport Co., Ltd.	210,449	0.0
90,000		Beijing Enterprises Holdings Ltd.	703,864	0.1
97,805		Bharat Heavy Electricals Ltd.	408,559	0.1
51,194		Bidvest Group Ltd.	1,338,410	0.2
911,600		BTS Group Holdings PCL	265,432	0.0
319,000	@	China Airlines Ltd.	145,919	0.0
761,000		China Communications Construction Co., Ltd.	911,382	0.2
477,000	@,L	China COSCO Holdings Co., Ltd.	234,286	0.0
417,000		China Everbright International Ltd.	615,659	0.1
84,100		China International Marine Containers Group Co. Ltd.	185,433	0.0
195,129		China Merchants Holdings International Co., Ltd.	655,418	0.1
372,500		China Railway Construction Corp. Ltd.	472,964	0.1
686,000		China Railway Group Ltd.	561,059	0.1
659,000	@	China Shipping Container Lines Co., Ltd.	207,030	0.0
362,000		China South Locomotive and Rolling Stock Corp.	487,357	0.1
320,000		China State Construction International Holdings Ltd.	447,530	0.1

See Accompanying Notes to Financial Statements

10

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

149,100		CCR SA	864,356	0.1
331,000		Citic Pacific Ltd.	564,283	0.1
2,600		CJ Corp.	368,111	0.1
326,000		COSCO Pacific Ltd.	461,704	0.1
88,000		CTCI Corp.	140,334	0.0
5,224		Daelim Industrial Co., Ltd.	311,458	0.1
8,305		Daewoo International Corp.	237,335	0.0
19,357		Daewoo Shipbuilding & Marine Engineering Co., Ltd.	325,566	0.1
621,742		Dialog Group BHD	266,203	0.0
704,950		DMCI Holdings, Inc.	246,537	0.0
641		Doosan Corp.	60,221	0.0
11,228		Doosan Heavy Industries and Construction Co. Ltd.	239,870	0.0
23,079	@	Doosan Infracore Co., Ltd.	202,307	0.0
28,379		DP World Ltd.	592,810	0.1
33,300		EcoRodovias Infraestrutura e Logistica SA	133,541	0.0
106,400		Embraer SA	978,262	0.1
72,018		Enka Insaat Ve Sanayi AS	162,512	0.0
295,000	@	Eva Airways Corp.	205,623	0.0
314,000	@	Evergreen Marine Corp.	221,406	0.0
574,986		Far Eastern New Century Corp.	568,700	0.1
328,300		Gamuda BHD	471,261	0.1
2,345		Glovis Co. Ltd.	620,524	0.1
58,400		Grupo Aeroportuario del Pacifico SA de CV	367,015	0.1
36,200		Grupo Aeroportuario del Sureste SA de CV	478,553	0.1
91,700		Grupo Carso SAB de CV	451,174	0.1
8,967	@	GS Engineering & Construction Corp.	187,762	0.0
119,000		Haitian International Holdings Ltd.	249,411	0.0
34,947		Hiwin Technologies Corp.	289,225	0.1
9,665		Hyundai Development Co-Engineering & Construction	338,892	0.1
12,784		Hyundai Engineering & Construction Co. Ltd.	486,714	0.1
6,884		Hyundai Heavy Industries	714,505	0.1
7,661	@	Hyundai Merchant Marine Co., Ltd.	69,699	0.0
1,168		Hyundai Mipo Dockyard Co., Ltd.	73,349	0.0
225,300		IJM Corp. Bhd	423,344	0.1
21,982		Industries Qatar QSC	1,000,964	0.2
84,340		International Container Terminal Services, Inc.	215,529	0.0
383,900		Jasa Marga Persero Tbk PT	217,853	0.0
374,460		JG Summit Holdings, Inc.	548,391	0.1
228,000		Jiangsu Expressway Co. Ltd.	271,460	0.0
873		KCC Corp.	411,579	0.1
1,848		KEPCO Plant Service & Engineering Co. Ltd.	133,938	0.0
113,257		KOC Holding AS	598,952	0.1
8,621		Korea Aerospace Industries Ltd	311,103	0.1
815	@	Korea Express Co., Ltd.	143,903	0.0
5,156	@	Korean Air Lines Co. Ltd.	221,162	0.0
49,906		Lan Airlines SA	580,896	0.1
8,990		Larsen & Toubro Ltd.	211,802	0.0
43,610	@,L	Larsen & Toubro Ltd. GDR	1,010,945	0.2
15,983		LG Corp.	887,735	0.1
27,210		Localiza Rent a Car SA	365,537	0.0
2,777		LS Corp.	136,977	0.0
1,186		LS Industrial Systems Co. Ltd.	64,405	0.0
121,400		Malaysia Airports Holdings Bhd	236,099	0.0
189,700		MISC Bhd	391,389	0.1
68,613		Adani Ports and Special Economic Zone	345,364	0.1
131,100	@	OHL Mexico SAB de CV	243,029	0.0
45,600	@	Promotora y Operadora de Infraestructura SAB de CV	548,266	0.1
3,491		S-1 Corp.	225,233	0.0
20,318		Samsung Corp.	1,134,771	0.2
4,815	@	Samsung Engineering Co. Ltd.	164,808	0.0
27,846		Samsung Heavy Industries Co., Ltd.	502,291	0.1
518,000		Shanghai Electric Group Co., Ltd.	275,050	0.1
99,000		Shanghai Industrial Holdings Ltd.	295,658	0.1
7,584		Siemens India Ltd.	108,598	0.0
482,600		Sime Darby Bhd	1,269,420	0.2
126,000		Sinopec Engineering Group Co. Ltd.	84,801	0.0
235,000		Sinotrans Ltd.	155,266	0.0
4,444		SK Holdings Co. Ltd.	659,613	0.1
18,083	@	SK Networks Co. Ltd.	145,762	0.0
26,738		SM Investments Corp.	483,129	0.1
78,000		Taiwan Glass Industry Corp.	60,662	0.0
26,735		TAV Havalimanlari Holding AS	218,255	0.0
341,000		Teco Electric and Machinery Co. Ltd.	322,437	0.1
98,708		Turk Hava Yollari	405,586	0.1
19,772		Turk Sise Ve Cam Fabrikalari	30,709	0.0
300,600		United Tractors Tbk PT	419,819	0.1
623,000	@	Walsin Lihwa Corp.	195,402	0.0
50,340		Weg S.A.	579,491	0.1
87,000		Weichai Power Co. Ltd.	364,689	0.1
128,000		ENN Energy Holdings Ltd.	724,136	0.1
270,000		Zhejiang Expressway Co., Ltd.	312,677	0.1
98,500		Zhuzhou CSR Times Electric Co., Ltd.	536,662	0.1
			42,624,692	6.7

See Accompanying Notes to Financial Statements

11

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

		Information Technology: 17.1%
124,000	L	AAC Technologies Holdings, Inc.	659,464	0.1
517,000	@	Acer, Inc.	346,553	0.1
1,029,000		Advanced Semiconductor Engineering, Inc.	1,222,068	0.2
55,269		Advantech Co. Ltd.	405,751	0.1
115,000		Asustek Computer, Inc.	1,254,766	0.2
1,527,000		AU Optronics Corp.	775,055	0.1
110,000		Catcher Technology Co., Ltd.	849,468	0.1
90,169		Chicony Electronics Co. Ltd.	251,087	0.0
1,358,439		InnoLux Display Corp.	656,550	0.1
116,000		Cielo SA	1,818,419	0.3
764,000		Compal Electronics, Inc.	533,480	0.1
3,938		Daum Kakao Corp.	440,689	0.1
295,000		Delta Electronics, Inc.	1,743,225	0.3
15,000		Delta Electronics Thailand PCL	32,020	0.0
50,800		Delta Electronics Thailand PCL	108,441	0.0
170,000		Epistar Corp.	336,430	0.1
171,282		Foxconn Technology Co., Ltd.	460,213	0.1
1,716,000	@,L	GCL Poly Energy Holdings Ltd.	398,596	0.1
2,140,000	L	Hanergy Thin Film Power Group Ltd.	775,457	0.1
40,087		HCL Technologies Ltd.	1,012,415	0.2
7,000		Hermes Microvision, Inc.	350,075	0.1
2,011,107		Hon Hai Precision Industry Co., Ltd.	5,553,700	0.9
116,000		HTC Corp.	517,749	0.1
92,525	@	SK Hynix, Inc.	3,954,095	0.6
18,228		Infosys Ltd.	565,572	0.1
127,328	L	Infosys Ltd. ADR	4,005,739	0.6
362,000	@	Inotera Memories, Inc.	567,977	0.1
470,000		Inventec Co., Ltd.	314,336	0.1
120,800		Kingboard Chemicals Holdings	202,838	0.0
121,000	L	Kingsoft Corp. Ltd	237,806	0.0
32,000		Kinsus Interconnect Technology Corp.	105,732	0.0
16,000		Largan Precision Co. Ltd.	1,197,700	0.2
1,016,000		Lenovo Group Ltd.	1,326,503	0.2
37,745	@	LG Display Co., Ltd.	1,144,782	0.2
2,088	@	LG Innotek Co. Ltd.	212,249	0.0
391,331		Lite-On Technology Corp.	447,049	0.1
226,820		MediaTek, Inc.	3,297,380	0.5
2,540		NCSoft Corp.	416,546	0.1
4,500		NAVER Corp.	2,881,958	0.5
103,000		Novatek Microelectronics Corp., Ltd.	575,574	0.1
281,000		Pegatron Corp.	642,293	0.1
20,000		Phison Electronics Corp.	137,230	0.0
129,000		Powertech Technology, Inc.	219,501	0.0
432,000		Quanta Computer, Inc.	1,076,181	0.2
83,340		Radiant Opto-Electronics Corp.	265,341	0.0
92,760		Realtek Semiconductor Corp.	308,039	0.0
10,435		Samsung Electro-Mechanics Co. Ltd.	515,960	0.1
18,047		Samsung Electronics Co., Ltd.	21,696,906	3.4
8,954		Samsung SDI Co., Ltd.	936,161	0.1
4,041	@	Samsung SDS Co. Ltd.	1,079,046	0.2
3,384,000	@	Semiconductor Manufacturing International Corp.	308,873	0.0
497,000		Siliconware Precision Industries Co.	748,893	0.1
52,000		Simplo Technology Co. Ltd.	256,278	0.0
3,412		SK C&C Co. Ltd.	660,814	0.1
229,000		Synnex Technology International Corp.	331,658	0.1
4,016,000		Taiwan Semiconductor Manufacturing Co., Ltd.	17,692,373	2.8
76,273		Tata Consultancy Services Ltd.	3,091,218	0.5
10,331		Tech Mahindra Ltd.	423,542	0.1
841,700		Tencent Holdings Ltd.	12,178,499	1.9
22,300		Totvs S.A.	293,620	0.1
46,000		TPK Holding Co. Ltd.	272,840	0.0
209,000		Unimicron Technology Corp.	158,300	0.0
2,019,000		United Microelectronics Corp.	937,164	0.1
158,000		Vanguard International Semiconductor Corp.	258,542	0.0
26,049		Wipro Ltd.	226,311	0.0
63,804		Wipro Ltd. ADR	722,261	0.1
444,144		Wistron Corp.	400,127	0.1
291,000		WPG Holdings Ltd	337,835	0.1
104,600		ZTE Corp.	226,321	0.0
			108,357,634	17.1

		Materials: 7.0%
21,219		African Rainbow Minerals Ltd.	217,290	0.0
317,400		Alrosa AO	322,516	0.1
692,000	@,L	Aluminum Corp. of China Ltd.	320,035	0.1
117,741		Ambuja Cements Ltd.	425,696	0.1
9,414	@	Anglo Platinum Ltd.	276,381	0.0
68,614	@	AngloGold Ashanti Ltd.	599,180	0.1
209,000	L	Anhui Conch Cement Co., Ltd.	773,794	0.1
384,356		Asia Cement Corp.	473,311	0.1
48,450		Asian Paints Ltd.	574,295	0.1
2,190		Assore Ltd.	28,102	0.0
41,500		BBMG Corp.	34,501	0.0
42,700		Bradespar SA	229,708	0.0
28,300		Braskem SA	186,310	0.0
8,116		CAP SA	35,869	0.0
69,594		Cementos Argos SA	298,699	0.1
22,888	@	Cemex Latam Holdings SA	154,096	0.0
1,910,884	@	Cemex SA de CV	1,947,959	0.3
528,000		China National Building Material Co., Ltd.	509,354	0.1
344,000		China Resources Cement Holdings Ltd.	221,697	0.0

See Accompanying Notes to Financial Statements

12

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

1,893,535		China Steel Corp.	1,570,699	0.3
33,586		Cia de Minas Buenaventura SAA ADR	321,082	0.1
126,100		Cia Siderurgica Nacional S.A.	264,705	0.1
54,800		Duratex SA	165,542	0.0
209,755		Empresas CMPC SA	524,854	0.1
242,706		Eregli Demir ve Celik Fabrikalari TAS	461,769	0.1
42,600	@	Fibria Celulose SA	521,001	0.1
530,600		Formosa Chemicals & Fibre Co.	1,118,469	0.2
670,600		Formosa Plastics Corp.	1,527,893	0.2
318,500		Fosun International	415,159	0.1
130,310		Gold Fields Ltd.	589,101	0.1
48,846		Grupo Argos SA/Colombia	421,352	0.1
606,500		Grupo Mexico SA de CV Series B	1,760,253	0.3
19,577		Hanwha Chemical Corp.	207,806	0.0
7,548		Hanwha Corp.	213,406	0.0
187,616		Hindalco Industries Ltd	465,254	0.1
2,738		Lotte Chemical Corp.	394,196	0.1
4,391		Hyosung Corp.	272,505	0.0
11,259		Hyundai Steel Co.	644,892	0.1
90,489	@	Impala Platinum Holdings Ltd.	591,366	0.1
247,600		Indocement Tunggal Prakarsa Tbk PT	499,595	0.1
157,700		Indorama Ventures PCL	96,246	0.0
23,605		Industrias Penoles SAB de CV	461,596	0.1
243,000		Jiangxi Copper Co., Ltd.	414,760	0.1
54,279		Jindal Steel & Power Ltd.	130,130	0.0
13,720		Jsw Steel Ltd.	226,719	0.0
24,090		KGHM Polska Miedz SA	734,381	0.1
82,000		Klabin SA	450,072	0.1
1,463		Korea Zinc Co., Ltd.	534,751	0.1
11,428	L	Kumba Iron Ore Ltd.	236,343	0.0
2,281		Kumho Petrochemical Co. Ltd	166,546	0.0
76,000		Lafarge Malaysia Bhd	212,144	0.0
167,000		Lee & Man Paper Manufacturing Ltd.	93,255	0.0
7,548		LG Chem Ltd.	1,234,268	0.2
52,500		Metalurgica Gerdau SA	223,177	0.0
157,900		Mexichem SA de CV	479,573	0.1
97,700	@	Minera Frisco SAB de CV	142,308	0.0
8,976		MMC Norilsk Nickel OJSC	1,187,779	0.2
111,093		Nampak Ltd.	417,566	0.1
768,890		Nan Ya Plastics Corp.	1,585,497	0.3
291,000		Nine Dragons Paper Holdings Ltd.	253,401	0.0
3,107	@	OCI Co. Ltd	219,885	0.0
473,800		Petronas Chemicals Group Bhd	736,873	0.1
10,457		POSCO	2,634,064	0.4
107,838	L	PPC Ltd.	256,363	0.0
294,800		PTT Global Chemical PCL	457,428	0.1
104,228	@,L	Sappi Ltd.	377,904	0.1
500,300		Semen Gresik Persero Tbk PT	653,145	0.1
58,270		Sesa Goa Ltd.	196,814	0.0
34,373		Sesa Goa Ltd. ADR	466,785	0.1
41,121		Severstal OAO	333,970	0.1
2,200		Siam Cement PCL	29,862	0.0
62,600		Siam Cement PCL - Foreign	854,159	0.1
668,000		Sinopec Shanghai Petrochemical Co. Ltd.	194,646	0.0
17,100		Sociedad Quimica y Minera de Chile SA	415,398	0.1
27,408		Southern Copper Corp.	772,906	0.1
56,700		Suzano Papel e Celulose	239,965	0.0
56,545		Synthos SA	65,436	0.0
580,000		Taiwan Cement Corp.	792,896	0.1
149,000		Taiwan Fertilizer Co., Ltd.	262,653	0.0
52,249		Tata Steel Ltd.	329,100	0.1
6,892		Titan Cement Co. SA	159,872	0.0
56,500		TSRC Corp.	60,445	0.0
6,393		Ultratech Cement Ltd	270,002	0.0
13,600		Uralkali GDR	160,344	0.0
169,388		Uralkali OJSC	351,596	0.1
113,571	L	Vale SA ADR	824,525	0.1
208,800		Vale SA	1,721,017	0.3
7,602		Zaklady Azotowe w Tarnowie-Moscicach SA	135,804	0.0
1,046,000	L	Zijin Mining Group Co., Ltd.	295,773	0.1
			44,129,834	7.0

		Telecommunication Services: 7.2%
173,200	L	Advanced Info Service PCL	1,313,405	0.2
432,000	@	Alibaba Health Information Technology Ltd.	281,731	0.1
104,550		America Movil SAB de CV ADR	2,318,919	0.4
3,361,200		America Movil SAB de CV	3,736,249	0.6
295,000		Asia Pacific Telecom Co. Ltd.	162,343	0.0
427,900		Axiata Group Bhd	861,241	0.1
105,613		Bharti Airtel Ltd.	587,253	0.1
460,000		China Communications Services Corp., Ltd.	215,095	0.0
992,500		China Mobile Ltd.	11,624,901	1.8
2,224,000		China Telecom Corp., Ltd.	1,289,892	0.2
884,000		China Unicom Ltd.	1,184,683	0.2
606,000		Chunghwa Telecom Co., Ltd.	1,796,206	0.3
516,000		Digi.Com BHD	908,978	0.1
22,183		Empresa Nacional de Telecom	222,839	0.0
275,000		Far EasTone Telecommunications Co., Ltd.	633,531	0.1
4,980		Globe Telecom, Inc.	191,211	0.0

See Accompanying Notes to Financial Statements

13

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

42,755	@	Hellenic Telecommunications Organization S.A.	467,515	0.1
156,231		Idea Cellular Ltd.	378,580	0.1
11,136		KT Corp. ADR	157,240	0.0
11,714		KT Corp.	331,242	0.1
38,347		LG Telecom Ltd.	399,824	0.1
325,000		Maxis Bhd	634,673	0.1
16,300	@	MegaFon OAO GDR	222,126	0.0
84,408		Mobile Telesystems OJSC ADR	606,049	0.1
266,501		MTN Group Ltd.	5,069,524	0.8
52,680	@	Oi SA	170,632	0.0
14,928		Ooredoo QSC	501,374	0.1
489,780	@	Global Telecom Holding	275,428	0.0
14,955		Philippine Long Distance Telephone Co.	965,111	0.2
134,466		Reliance Communications Ltd.	169,560	0.0
23,132	@	Sistema JSFC GDR	120,518	0.0
5,083		SK Telecom Co., Ltd. ADR	137,292	0.0
1,441		SK Telecom Co., Ltd.	352,459	0.1
278,000		Taiwan Mobile Co., Ltd.	919,277	0.2
12,276		Telefonica O2 Czech Republic A	124,946	0.0
191,000		Telekom Malaysia BHD	374,960	0.1
119,576		Orange Polska SA	279,399	0.0
8,084,100		Telekomunikasi Indonesia Persero Tbk PT	1,857,959	0.3
26,853	@	Telkom SA Ltd.	161,396	0.0
143,300		Tim Participacoes SA	635,044	0.1
348,700		Tower Bersama Infrastructure Tbk PT	272,724	0.0
1,375,202	@	True Corp. PCL	458,637	0.1
105,362		Turk Telekomunikasyon AS	327,782	0.1
142,352	@	Turkcell Iletisim Hizmet AS	868,702	0.1
59,880	L	Vodacom Group Pty Ltd.	662,594	0.1
63,858		Vodafone Qatar	283,850	0.1
550,000		XL Axiata Tbk PT	215,673	0.0
			45,730,567	7.2

		Telecommunications: 0.0%
159,124		Rostelecom OJSC	223,378	0.0

		Utilities: 3.1%
251,200		Aboitiz Power Corp.	238,911	0.0
421,876		AES Gener SA	224,215	0.0
477,580		Aguas Andinas SA	276,452	0.0
662,000	L	Beijing Enterprises Water Group Ltd.	447,319	0.1
27,986		CEZ AS	718,622	0.1
800,000	#,@	CGN Power Co. Ltd.	347,662	0.1
348,000		China Gas Holdings Ltd.	544,995	0.1
514,000		China Longyuan Power Group Corp.	530,037	0.1
156,000		China Resources Gas Group Ltd.	403,162	0.1
322,000		China Resources Power Holdings Co.	821,334	0.1
59,900		Cia de Saneamento Basico do Estado de Sao Paulo	383,304	0.1
18,700		Cia Paranaense de Energia	252,551	0.0
1,485,570		Colbun SA	395,491	0.1
44,900		CPFL Energia S.A.	312,317	0.0
534,000		Datang International Power Generation Co., Ltd.	288,331	0.1
37,900		EDP - Energias do Brasil S.A.	127,892	0.0
19,200		Centrais Eletricas Brasileiras SA	59,084	0.0
562,374		Empresa Nacional de Electricidad S.A.	853,893	0.1
39,724		Enea SA	170,903	0.0
34,190		Energa SA	222,348	0.0
1,442,000		Energy Development Corp.	262,198	0.0
3,324,769		Enersis SA	1,088,863	0.2
58,139		GAIL India Ltd.	408,035	0.1
91,500		Glow Energy PCL	246,035	0.0
416,000		Guangdong Investment Ltd.	541,817	0.1
182,000		Huadian Power International Co.	157,891	0.0
558,000		Huaneng Power International, Inc.	753,994	0.1
65,926		Interconexion Electrica SA ESP	239,403	0.0
109,581		Isagen SA ESP	136,717	0.0
41,209		Korea Electric Power Corp.	1,587,907	0.3
4,901	@	Korea Gas Corp.	220,390	0.0
252,678		NTPC Ltd.	574,531	0.1
1,871,100		Perusahaan Gas Negara PT	905,468	0.2
109,600		Petronas Gas BHD	694,619	0.1
128,476		PGE SA	679,282	0.1
19,136	@	Public Power Corp.	124,955	0.0
5,343		Qatar Electricity & Water Co.	270,737	0.1
15,501		Reliance Infrastructure Ltd	125,028	0.0
23,714,910		RusHydro JSC	206,625	0.0
190,663		Tata Power Co. Ltd.	247,225	0.0
203,644		Tauron Polska Energia SA	287,947	0.1
453,000		Tenaga Nasional BHD	1,784,120	0.3
28,700		Tractebel Energia S.A.	365,255	0.1
810,500		YTL Corp. Bhd	368,567	0.1
156,395		YTL Power International	66,022	0.0
			19,962,454	3.1

	Total Common Stock
	(Cost $635,434,494)		601,619,727	94.6

PREFERRED STOCK: 3.3%
		Consumer Discretionary: 0.3%
4,193		Hyundai Motor Co.	478,753	0.1
6,259		Hyundai Motor Co.- Series 2	761,335	0.1
92,050		Lojas Americanas SA	596,999	0.1
			1,837,087	0.3

See Accompanying Notes to Financial Statements

14

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

		Energy: 0.4%
270		AK Transneft OAO	554,884	0.1
448,900		Petroleo Brasileiro SA	1,692,114	0.2
1,191,223		Surgutneftegas OAO	566,794	0.1
			2,813,792	0.4

		Financials: 1.4%
217,400		Banco Bradesco SA	2,867,370	0.5
35,300		Banco do Estado do Rio Grande do Sul	192,555	0.0
18,060		Grupo de Inversiones Suramericana SA	300,177	0.0
279,430		Itau Unibanco Holding S.A.	3,637,152	0.6
523,522		Investimentos Itau SA	1,849,324	0.3
230,036		Sberbank of Russia	138,688	0.0
			8,985,266	1.4

		Information Technology: 0.5%
3,299		Samsung Electronics Co., Ltd.	3,102,942	0.5

		Materials: 0.4%
145,300		Gerdau SA	523,653	0.1
15,432		Grupo Argos SA/Colombia	129,871	0.0
1,437		LG Chem Ltd.	183,475	0.0
37,400	@	Usinas Siderurgicas de Minas Gerais SA	71,052	0.0
196,500		Vale SA	1,421,524	0.3
			2,329,575	0.4

		Telecommunication Services: 0.1%
49,100		Telefonica Brasil SA	865,373	0.1

		Utilities: 0.2%
128,859		Cia Energetica de Minas Gerais	636,975	0.1
35,000		Cia Energetica de Sao Paulo	353,002	0.1
			989,977	0.2

	Total Preferred Stock
	(Cost $27,036,733)		20,924,012	3.3

RIGHTS: 0.0%
		: 0.0%
43,449	@	EVA AIRWAYS CORP RIGHTS	7,087	0.0

		Financials: 0.0%
5,062	@	DGB Financial Group, Inc.	5,385	0.0

	Total Rights
	(Cost $–)		12,472	0.0

WARRANTS: 0.0%
		Consumer Discretionary: 0.0%
12,205	@	Minor International PCL	1,803	0.0

		Materials: 0.0%
24,030	@	Indorama Ventures PCL W1	1,695	0.0
18,484	@ Indorama Ventures PCL W2	1,146	0.0
		2,841	0.0

	Total Warrants
	(Cost $6,212)	4,644	0.0

	Total Long-Term Investments
	(Cost $662,477,439)	622,560,855	97.9

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 7.6%
		Securities Lending Collateralcc: 1.7%
2,565,615	Bank of Nova Scotia, Repurchase Agreement dated 12/31/14, 0.10%, due 01/02/15 (Repurchase Amount $2,565,629, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%-7.125%, Market Value plus accrued interest $2,616,943, due 02/09/15-05/15/40)	2,565,615	0.4
2,565,615	Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $2,565,628, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $2,616,927, due 01/01/15-09/01/49)	2,565,615	0.4
6,292	Citigroup, Inc., Repurchase Agreement dated 12/31/14, 0.06%, due 01/02/15 (Repurchase Amount $6,292, collateralized by various U.S. Government and U.S. Government Agency Obligations, 1.375%-8.000%, Market Value plus accrued interest $6,418, due 12/15/17-07/15/51)	6,292	0.0

See Accompanying Notes to Financial Statements

15

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

717,656	Daiwa Capital Markets, Repurchase Agreement dated 12/31/14, 0.12%, due 01/02/15 (Repurchase Amount $717,661, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $732,009, due 06/01/17-03/01/48)	717,656	0.1
2,565,615	Nomura Securities, Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $2,565,626, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $2,616,927, due 01/07/15-10/20/64)	2,565,615	0.4
2,565,615	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $2,565,636, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $2,617,184, due 04/15/16-02/15/42)	2,565,615	0.4
		10,986,408	1.7

Shares		Value	Percentage of Net Assets
		Mutual Funds: 5.9%
37,491,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $37,491,000)	37,491,000	5.9

	Total Short-Term Investments
	(Cost $48,477,408)	48,477,408	7.6

	Total Investments in Securities (Cost $710,954,847)	$671,038,263	105.5
	Liabilities in Excess of Other Assets	(35,248,992)	(5.5)
	Net Assets	$635,789,271	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2014.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2014.

Cost for federal income tax purposes is $717,937,613.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$51,563,745
Gross Unrealized Depreciation	(98,463,095)

Net Unrealized Depreciation	$(46,899,350)

See Accompanying Notes to Financial Statements

16

Voya Euro STOXX 50® Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.4%
		Consumer Discretionary: 8.1%
61,495		Bayerische Motoren Werke AG	6,636,451	1.4
191,012		DaimlerChrysler AG	15,864,361	3.4
2,544		Hermes International	905,805	0.2
201,414		Inditex SA	5,745,428	1.3
52,093		LVMH Moet Hennessy Louis Vuitton S.A.	8,251,642	1.8
			37,403,687	8.1

		Consumer Staples: 10.2%
147,331		Anheuser-Busch InBev Worldwide, Inc.	16,580,876	3.6
120,027		Carrefour S.A.	3,652,600	0.8
114,661		Groupe Danone	7,496,331	1.6
46,709		L'Oreal S.A.	7,817,793	1.7
299,271		Unilever NV	11,706,834	2.5
			47,254,434	10.2

		Energy: 7.7%
517,081		ENI S.p.A.	9,057,469	1.9
188,876		Repsol YPF S.A.	3,535,925	0.8
455,815		Total S.A.	23,352,384	5.0
			35,945,778	7.7

		Financials: 26.2%
87,569		Allianz AG	14,503,761	3.1
258,873		Assicurazioni Generali S.p.A.	5,315,414	1.1
398,355		AXA S.A.	9,179,333	2.0
2,411,828		Banco Santander Central Hispano S.A.	20,242,813	4.4
1,183,339		Banco Bilbao Vizcaya Argentaria S.A.	11,175,965	2.4
214,286		BNP Paribas	12,650,209	2.7
248,930		Deutsche Bank AG	7,454,069	1.6
739,404	**,@	ING Groep NV	9,552,876	2.1
2,687,579		Intesa Sanpaolo S.p.A.	7,796,425	1.7
29,301		Muenchener Rueckversicherungs AG	5,834,944	1.2
154,317		Societe Generale	6,458,211	1.4
18,806		Unibail-Rodamco SE	4,824,421	1.0
1,067,308		UniCredit SpA	6,836,779	1.5
			121,825,220	26.2

		Health Care: 10.2%
158,487		Bayer AG	21,603,175	4.7
41,262		Essilor International SA	4,601,521	1.0
231,531		Sanofi	21,108,845	4.5
			47,313,541	10.2

		Industrials: 11.0%
96,042		Cie de Saint-Gobain	4,068,431	0.9
183,341		Deutsche Post AG	5,951,613	1.3
110,050		Airbus Group NV	5,440,665	1.2
183,513		Koninklijke Philips NV	5,319,322	1.1
111,842		Schneider Electric SE	8,145,390	1.7
150,881		Siemens AG	16,929,473	3.6
98,839		Vinci S.A.	5,396,873	1.2
			51,251,767	11.0

		Information Technology: 5.6%
71,793	ASML Holding NV	7,757,072	1.7
717,727	Nokia OYJ	5,676,380	1.2
182,588	SAP SE	12,749,857	2.7
		26,183,309	5.6

	Materials: 4.9%
66,057	Air Liquide	8,173,895	1.7
176,029	BASF AG	14,765,513	3.2
		22,939,408	4.9

		Telecommunication Services: 7.2%
593,699	Deutsche Telekom AG	9,499,410	2.1
370,768	Orange SA	6,305,562	1.4
787,726	Telefonica S.A.	11,309,824	2.4
245,421	Vivendi	6,108,674	1.3
		33,223,470	7.2

	Utilities: 6.3%
383,496	E.ON AG	6,554,612	1.4
1,240,304	Enel S.p.A.	5,528,690	1.2
307,049	Gaz de France	7,160,106	1.6
1,028,866	Iberdrola S.A.	6,935,341	1.5
92,607	RWE AG	2,858,291	0.6
		29,037,040	6.3

	Total Common Stock (Cost $373,856,542)	452,377,654	97.4

PREFERRED STOCK: 1.4%
		Consumer Discretionary: 1.4%
29,570	Volkswagen AG	6,572,107	1.4

	Total Preferred Stock (Cost $5,334,969)	6,572,107	1.4

RIGHTS: 0.1%
	Energy: 0.0%
188,876	@ Repsol SA	104,448	0.0

	Financials: 0.1%
1,183,339	@ Banco Bilbao Vizcaya Argentaria SA	113,120	0.1

	Total Rights (Cost $214,342)	217,568	0.1

	Total Investments in Securities (Cost $379,405,853)	$459,167,329	98.9
	Assets in Excess of Other Liabilities	5,069,318	1.1
	Net Assets	$464,236,647	100.0

@	Non-income producing security.
**	Investment in affiliate

Cost for federal income tax purposes is $405,514,405.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$86,376,492
Gross Unrealized Depreciation	(32,723,568)

Net Unrealized Appreciation	$53,652,924

See Accompanying Notes to Financial Statements

17

Voya FTSE 100 Index® Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.0%
		Consumer Discretionary: 9.3%
154,953		Barratt Developments PLC	1,127,769	0.3
164,949		British Sky Broadcasting PLC	2,302,086	0.5
69,817		Burberry Group PLC	1,771,381	0.4
28,757		Carnival PLC	1,299,767	0.3
262,443		Compass Group PLC	4,485,918	1.1
147,775		Dixons Carphone PLC	1,065,012	0.3
256,674		GKN PLC	1,366,211	0.3
37,253		InterContinental Hotels Group PLC	1,498,928	0.3
589,955		ITV PLC	1,967,927	0.5
373,296		Kingfisher PLC	1,973,299	0.5
263,295		Marks & Spencer Group PLC	1,949,545	0.5
23,162		Next PLC	2,456,495	0.6
127,904		Pearson PLC	2,362,153	0.6
48,201		Persimmon PLC	1,177,259	0.3
180,605		Reed Elsevier PLC	3,085,097	0.7
39,549	@	Sports Direct International PLC	435,068	0.1
508,181	@	Taylor Wimpey PLC	1,084,163	0.3
29,954		TUI AG	494,892	0.1
31,577	@	TUI AG	507,417	0.1
28,416		Whitbread PLC	2,102,965	0.5
209,086		WPP PLC	4,347,254	1.0
			38,860,606	9.3

		Consumer Staples: 15.8%
54,817		Associated British Foods PLC	2,679,959	0.6
293,215		British American Tobacco PLC	15,889,629	3.8
31,107		Coca-Cola HBC AG	592,263	0.1
396,202		Diageo PLC	11,350,051	2.7
151,549		Imperial Tobacco Group PLC	6,671,122	1.6
222,550		J Sainsbury PLC	849,850	0.2
101,480		Reckitt Benckiser PLC	8,219,279	2.0
148,709		SABMiller PLC	7,752,390	1.9
1,277,773		Tesco PLC	3,725,610	0.9
189,779		Unilever PLC	7,710,391	1.8
341,083		WM Morrison Supermarkets PLC	973,202	0.2
			66,413,746	15.8

		Energy: 14.4%
535,355		BG Group PLC	7,163,976	1.7
2,868,793		BP PLC	18,209,914	4.4
619,140		Royal Dutch Shell PLC - Class A	20,662,532	4.9
385,800		Royal Dutch Shell PLC - Class B	13,329,825	3.2
142,437		Tullow Oil PLC	917,917	0.2
			60,284,164	14.4

		Financials: 21.9%
151,853		3i Group PLC	1,058,839	0.3
155,340		Aberdeen Asset Management PLC	1,037,977	0.2
30,897		Admiral Group PLC	633,856	0.1

463,274		Aviva PLC	3,480,761	0.8
2,578,967		Barclays PLC	9,695,212	2.3
159,417		British Land Co. PLC	1,922,359	0.5
144,659		Capital Shopping Centres Group PLC	747,880	0.2
236,384		Direct Line Insurance Group PLC	1,069,307	0.3
123,593		Hammerson PLC	1,157,440	0.3
34,384		Hargreaves Lansdown PLC	538,004	0.1
2,999,772		HSBC Holdings PLC	28,347,177	6.8
123,750		Land Securities Group PLC	2,224,490	0.5
934,038		Legal & General Group PLC	3,606,467	0.9
8,502,218	@	Lloyds TSB Group PLC	10,000,840	2.4
39,812		London Stock Exchange Group PLC	1,369,894	0.3
770,169		Old Mutual PLC	2,269,820	0.5
401,388		Prudential PLC	9,279,901	2.2
214,539		Resolution Ltd.	1,218,419	0.3
339,382	@	Royal Bank of Scotland Group PLC	2,064,868	0.5
158,401	@	RSA Insurance Group PLC	1,069,441	0.3
17,810		Schroders PLC	740,226	0.2
80,829		St. James's Place PLC	1,019,166	0.2
318,325		Standard Chartered PLC	4,760,846	1.1
376,051		Standard Life PLC	2,329,372	0.6
			91,642,562	21.9

		Health Care: 9.4%
198,509		AstraZeneca PLC	14,020,866	3.3
764,768		GlaxoSmithKline PLC	16,407,056	3.9
92,468		Shire PLC	6,556,000	1.6
141,048		Smith & Nephew PLC	2,543,458	0.6
			39,527,380	9.4

		Industrials: 7.0%
37,813		Aggreko PLC	881,800	0.2
79,319		Ashtead Group PLC	1,408,701	0.3
79,141		Babcock International Group	1,296,512	0.3
497,530		BAE Systems PLC	3,638,542	0.9
52,321		Bunzl PLC	1,430,313	0.3
105,407		Capita Group PLC	1,767,435	0.4
39,152		EasyJet PLC	1,013,220	0.2
156,105		Experian PLC	2,631,460	0.6
244,514		Group 4 Securicor PLC	1,054,744	0.3
320,266	@	International Consolidated Airlines Group SA	2,410,988	0.6
25,332		Intertek Group PLC	916,818	0.2
126,946		Meggitt PLC	1,021,187	0.2
294,434		Rolls-Royce Holdings PLC	3,955,387	0.9
97,706		Royal Mail PLC	651,109	0.2
61,781		Smiths Group PLC	1,050,533	0.3
38,903		Travis Perkins PLC	1,119,787	0.3
33,489		Weir Group PLC	960,324	0.2
41,561		Wolseley PLC	2,376,122	0.6
			29,584,982	7.0

		Information Technology: 1.1%
219,707		ARM Holdings PLC	3,375,229	0.8

See Accompanying Notes to Financial Statements

18

Voya FTSE 100 Index® Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

163,861	Sage Group PLC/The	1,183,502	0.3
		4,558,731	1.1

	Materials: 8.4%
205,545	Anglo American PLC	3,803,505	0.9
55,930	Antofagasta PLC	651,696	0.2
332,236	BHP Billiton PLC	7,120,278	1.7
116,245	CRH PLC - London	2,787,419	0.7
26,943	Fresnillo PLC	320,217	0.1
1,678,819	Glencore PLC	7,749,157	1.8
32,293	Johnson Matthey PLC	1,698,963	0.4
57,874	Mondi PLC	940,193	0.2
14,470	Randgold Resources Ltd.	982,371	0.2
196,257	Rio Tinto PLC	9,046,889	2.2
		35,100,688	8.4

		Telecommunication Services: 5.3%
1,277,938	BT Group PLC	7,948,872	1.9
4,178,974	Vodafone Group PLC	14,328,175	3.4
		22,277,047	5.3

	Utilities: 4.4%
781,836	Centrica PLC	3,386,478	0.8
593,352	National Grid PLC	8,419,258	2.0
155,322	Scottish & Southern Energy PLC	3,924,543	0.9
37,519	Severn Trent PLC	1,170,192	0.3
107,444	United Utilities Group PLC	1,526,130	0.4
		18,426,601	4.4

	Total Common Stock (Cost $348,135,758)	406,676,507	97.0

	Assets in Excess of Other Liabilities	12,426,745	3.0
	Net Assets	$419,103,252	100.0

@	Non-income producing security.

Cost for federal income tax purposes is $350,796,223.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$88,395,744
Gross Unrealized Depreciation	(32,515,460)

Net Unrealized Appreciation	$55,880,284

See Accompanying Notes to Financial Statements

19

Voya Hang Seng Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.7%
		Consumer Discretionary: 3.4%
501,000		Belle International Holdings	562,748	0.5
251,000		Galaxy Entertainment Group Ltd.	1,394,735	1.3
627,028		Li & Fung Ltd.	587,032	0.5
261,600		Sands China Ltd.	1,273,507	1.1
			3,818,022	3.4

		Consumer Staples: 3.0%
147,000		China Mengniu Diary Co., Ltd.	605,291	0.6
127,286		China Resources Enterprise	265,911	0.3
85,500		Hengan International Group Co., Ltd.	891,441	0.8
210,000		Tingyi Cayman Islands Holding Corp.	477,233	0.4
784,000	L	Want Want China Holdings Ltd.	1,030,421	0.9
			3,270,297	3.0

		Energy: 7.9%
2,746,438		China Petroleum & Chemical Corp.	2,224,173	2.0
365,341		China Shenhua Energy Co., Ltd.	1,078,089	1.0
1,921,714		CNOOC Ltd.	2,598,483	2.3
342,000		Kunlun Energy Co. Ltd.	322,760	0.3
2,266,604		PetroChina Co., Ltd.	2,516,127	2.3
			8,739,632	7.9

		Financials: 57.6%
1,296,400		AIA Group Ltd.	7,150,252	6.5
8,555,746		Bank of China Ltd.	4,802,079	4.4
947,451		Bank of Communications Co., Ltd.	880,911	0.8
151,984		Bank of East Asia Ltd.	610,371	0.5
398,629		BOC Hong Kong Holdings Ltd.	1,328,288	1.2
149,739		Cheung Kong Holdings Ltd.	2,507,653	2.3
9,050,107		China Construction Bank	7,391,971	6.7
800,911		China Life Insurance Co., Ltd.	3,138,084	2.8
438,991		China Overseas Land & Investment Ltd.	1,298,637	1.2
218,000		China Resources Land Ltd.	572,908	0.5
241,706		Hang Lung Properties Ltd.	674,289	0.6
82,143		Hang Seng Bank Ltd.	1,365,255	1.2
112,248		Henderson Land Development Co., Ltd.	780,154	0.7
119,241		Hong Kong Exchanges and Clearing Ltd.	2,632,451	2.4
1,427,628		HSBC Holdings PLC	13,575,261	12.3
7,931,340		Industrial and Commercial Bank of China Ltd.	5,791,404	5.3

247,000		Link Real Estate Investment Trust	1,546,408	1.4
556,100		New World Development Ltd.	638,408	0.6
219,216		Ping An Insurance Group Co. of China Ltd.	2,219,681	2.0
323,265		Sino Land Co.	518,939	0.5
146,555		Sun Hung Kai Properties Ltd.	2,220,374	2.0
63,591		Swire Pacific Ltd.	825,442	0.7
146,637		Wharf Holdings Ltd.	1,052,720	1.0
			63,521,940	57.6

		Industrials: 4.5%
127,818		Cathay Pacific Airways Ltd.	278,559	0.3
137,593		China Merchants Holdings International Co., Ltd.	462,161	0.4
537,811		Citic Pacific Ltd.	916,851	0.8
229,464		Hutchison Whampoa Ltd.	2,623,133	2.4
157,643		MTR Corp.	644,959	0.6
			4,925,663	4.5

		Information Technology: 8.7%
618,000	L	Lenovo Group Ltd.	806,869	0.7
604,575		Tencent Holdings Ltd.	8,747,554	8.0
			9,554,423	8.7

		Telecommunication Services: 7.8%
657,601		China Mobile Ltd.	7,702,314	7.0
643,110		China Unicom Ltd.	861,857	0.8
			8,564,171	7.8

		Utilities: 4.8%
207,654		China Resources Power Holdings Co.	529,668	0.5
203,431		CLP Holdings Ltd.	1,761,592	1.6
676,965		Hong Kong & China Gas	1,542,359	1.4
149,822		Power Assets Holdings Ltd.	1,448,481	1.3
			5,282,100	4.8

	Total Common Stock
	(Cost $85,149,273)		107,676,248	97.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.5%
	Securities Lending Collateralcc: 1.6%
750,557	Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $750,561, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $765,568, due 01/01/15-09/01/49)	750,557	0.7

See Accompanying Notes to Financial Statements

20

Voya Hang Seng Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

1,000,000	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $1,000,008, collateralized by various U.S. Government Securities, 0.625%-3.125%, Market Value plus accrued interest $1,020,000, due 09/30/17-02/15/42)	1,000,000	0.9
		1,750,557	1.6

Shares		Value	Percentage of Net Assets
		Mutual Funds: 1.9%
2,142,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $2,142,000)	2,142,000	1.9

	Total Short-Term Investments
	(Cost $3,892,557)	3,892,557	3.5

	Total Investments in Securities (Cost $89,041,830)	$111,568,805	101.2
	Liabilities in Excess of Other Assets	(1,370,902)	(1.2)
	Net Assets	$110,197,903	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2014.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2014.

Cost for federal income tax purposes is $92,313,072.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$23,383,826
Gross Unrealized Depreciation	(4,128,093)

Net Unrealized Appreciation	$19,255,733

See Accompanying Notes to Financial Statements

21

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.9%
		Consumer Discretionary: 11.6%
20,741		Accor S.A.	932,331	0.1
25,762		Adidas AG	1,789,060	0.1
24,211		Aisin Seiki Co., Ltd.	869,863	0.1
10,293	@	Altice SA	812,818	0.1
20,949		Asics Corp.	504,354	0.0
5,334		Axel Springer AG	321,720	0.0
40,405		Bayerische Motoren Werke AG	4,360,449	0.3
9,737		Benesse Holdings, Inc.	288,925	0.0
80,043		Bridgestone Corp.	2,776,047	0.2
126,485		British Sky Broadcasting PLC	1,765,269	0.1
55,556		Burberry Group PLC	1,409,554	0.1
23,090		Carnival PLC	1,043,629	0.1
25,587	L	Casio Computer Co., Ltd.	391,413	0.0
6,601		Christian Dior S.A.	1,129,686	0.1
63,479		Cie Financiere Richemont SA	5,627,961	0.4
22,686		Cie Generale des Etablissements Michelin	2,047,796	0.1
206,468		Compass Group PLC	3,529,142	0.2
13,499		Continental AG	2,847,254	0.2
48,216		Crown Ltd.	495,871	0.0
24,711	L	Daihatsu Motor Co., Ltd.	322,746	0.0
117,561		DaimlerChrysler AG	9,763,942	0.6
59,767		Denso Corp.	2,785,611	0.2
26,903		Dentsu, Inc.	1,131,040	0.1
121,573		Dixons Carphone PLC	876,174	0.1
7,221		Don Quijote Holdings Co. Ltd.	496,422	0.0
29,883		Electrolux AB	873,158	0.1
19,239		Eutelsat Communications	622,184	0.0
6,542		Fast Retailing Co., Ltd.	2,380,602	0.2
108,328	@	Fiat Chrysler Automobiles NV	1,258,745	0.1
7,185		Flight Centre Ltd.	190,194	0.0
72,235		Fuji Heavy Industries Ltd.	2,556,107	0.2
285,159		Galaxy Entertainment Group Ltd.	1,584,547	0.1
810,212		Genting International PLC	656,914	0.1
201,128		GKN PLC	1,070,554	0.1
115,670		Hennes & Mauritz AB	4,805,512	0.3
2,047		Hermes International	728,929	0.1
198,742		Honda Motor Co., Ltd.	5,830,750	0.4
3,926		Hugo Boss AG	480,275	0.0
52,526		Husqvarna AB - B Shares	386,091	0.0
20,591		Iida Group Holdings Co. Ltd.	250,830	0.0
132,618		Inditex SA	3,782,990	0.3
29,333		InterContinental Hotels Group PLC	1,180,255	0.1
44,366		Isetan Mitsukoshi Holdings Ltd.	548,994	0.0
73,268		Isuzu Motors Ltd.	892,427	0.1

471,622		ITV PLC	1,573,200	0.1
32,552		J Front Retailing Co., Ltd.	377,017	0.0
13,070		Jardine Cycle & Carriage Ltd.	418,732	0.0
9,045		JC Decaux SA	311,427	0.0
3,253	@	Kabel Deutschland Holding AG	440,843	0.0
291,282		Kingfisher PLC	1,539,760	0.1
11,500		Koito Manufacturing Co., Ltd.	351,805	0.0
14,977		Lagardere SCA	390,032	0.0
698,194		Li & Fung Ltd.	653,658	0.0
20,275		Luxottica Group S.p.A.	1,111,455	0.1
33,969		LVMH Moet Hennessy Louis Vuitton S.A.	5,380,762	0.4
198,959		Marks & Spencer Group PLC	1,473,175	0.1
31,119		Marui Group Co., Ltd.	280,684	0.0
67,066		Mazda Motor Corp.	1,610,629	0.1
38,815	#	Merlin Entertainments PLC	240,174	0.0
122,468		MGM China Holdings Ltd.	309,221	0.0
79,515		Mitsubishi Motors Corp.	726,407	0.1
22,193		Namco Bandai Holdings, Inc.	469,854	0.0
18,938		Next PLC	2,008,510	0.1
22,985		NGK Spark Plug Co., Ltd.	698,409	0.1
42,569	L	Nikon Corp.	565,611	0.0
301,092		Nissan Motor Co., Ltd.	2,626,055	0.2
8,806		Nitori Co., Ltd.	473,133	0.0
14,025		Nokian Renkaat OYJ	342,120	0.0
11,300	@	Numericable-SFR	559,797	0.0
6,270		Oriental Land Co., Ltd.	1,445,950	0.1
269,731		Panasonic Corp.	3,177,010	0.2
14,444		Pandora A/S	1,170,789	0.1
101,062		Pearson PLC	1,866,430	0.1
37,558		Persimmon PLC	917,315	0.1
48,232	@	Peugeot S.A.	590,959	0.0
29,096		Pirelli & C S.p.A.	392,430	0.0
9,167		Kering	1,761,632	0.1
27,383		ProSiebenSat.1 Media AG	1,144,156	0.1
22,835		Publicis Groupe	1,637,625	0.1
97,970		Rakuten, Inc.	1,362,353	0.1
6,830		REA Group Ltd.	250,416	0.0
86,949		Reed Elsevier NV	2,076,401	0.1
141,260		Reed Elsevier PLC	2,413,005	0.2
23,306		Renault S.A.	1,697,527	0.1
4,666		Rinnai Corp.	313,519	0.0
4,828		RTL Group SA	454,870	0.0
293,602		Sands China Ltd.	1,429,297	0.1
6,188		Sankyo Co., Ltd.	212,272	0.0
6,580	L	Sanrio Co., Ltd.	162,576	0.0
22,610		Sega Sammy Holdings, Inc.	289,276	0.0
53,519		Sekisui Chemical Co., Ltd.	643,886	0.1
68,285	L	Sekisui House Ltd.	898,493	0.1
37,525		SES S.A.	1,349,276	0.1
169		SES SA	6,069	0.0
149,385		Shangri-La Asia Ltd.	204,700	0.0
190,500	L	Sharp Corp.	421,442	0.0
2,961		Shimamura Co., Ltd.	255,525	0.0
9,855		Shimano, Inc.	1,276,436	0.1

See Accompanying Notes to Financial Statements

22

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

222,327		Singapore Press Holdings Ltd.	705,770	0.1
249,365		SJM Holdings Ltd.	394,220	0.0
11,621		Sodexho Alliance S.A.	1,137,516	0.1
128,470		Sony Corp.	2,621,977	0.2
34,733	@	Sports Direct International PLC	382,089	0.0
18,388		Stanley Electric Co., Ltd.	397,061	0.0
24,059		Sumitomo Rubber Industries, Inc.	357,663	0.0
45,044		Suzuki Motor Corp.	1,349,849	0.1
3,761		Swatch Group AG - BR	1,670,849	0.1
5,838		Swatch Group AG - Reg	504,997	0.0
88,886		TABCORP Holdings Ltd.	300,054	0.0
36,689		Takashimaya Co., Ltd.	292,950	0.0
188,834		Tattersall's Ltd.	531,096	0.0
170,500		Techtronic Industries Co.	546,978	0.0
6,819	@	Telenet Group Holding NV	382,668	0.0
17,100		Toho Co., Ltd.	387,991	0.0
21,205		Toyota Industries Corp.	1,086,793	0.1
334,262		Toyota Motor Corp.	20,830,337	1.4
55,252	@	TUI AG	887,856	0.1
29,026		USS Co., Ltd.	445,976	0.0
9,314		Valeo SA	1,158,946	0.1
3,652		Volkswagen AG	791,769	0.1
22,748		Whitbread PLC	1,683,497	0.1
107,630		William Hill PLC	604,784	0.0
38,339		Wolters Kluwer NV	1,169,926	0.1
160,904		WPP PLC	3,345,468	0.2
191,279		Wynn Macau Ltd.	533,640	0.0
113,137	L	Yamada Denki Co., Ltd.	379,588	0.0
21,407		Yamaha Corp.	315,537	0.0
33,304		Yamaha Motor Co., Ltd.	666,323	0.1
28,538		Yokohama Rubber Co., Ltd.	259,848	0.0
97,449		Yue Yuen Industrial Holdings	350,408	0.0
			179,627,664	11.6

		Consumer Staples: 10.6%
80,880		Aeon Co., Ltd.	812,803	0.1
71,428		Ajinomoto Co., Inc.	1,329,767	0.1
98,021		Anheuser-Busch InBev Worldwide, Inc.	11,031,446	0.7
10,918		Aryzta AG	839,043	0.1
47,758		Asahi Group Holdings, Ltd.	1,477,505	0.1
43,657		Associated British Foods PLC	2,134,355	0.1
288		Barry Callebaut AG	295,265	0.0
12,361		Beiersdorf AG	1,003,642	0.1
227,159		British American Tobacco PLC	12,309,985	0.8
10,101		Calbee, Inc.	347,947	0.0
13,655		Carlsberg A/S	1,048,702	0.1
75,583		Carrefour S.A.	2,300,103	0.2
6,805		Casino Guichard Perrachon S.A.	625,820	0.1
71,562		Coca-Cola Amatil Ltd.	540,298	0.0
25,010		Coca-Cola HBC AG	476,179	0.0

9,039		Colruyt S.A.	420,219	0.0
12,839		Delhaize Group	935,007	0.1
306,256		Diageo PLC	8,773,356	0.6
75,174		Distribuidora Internacional de Alimentacion SA	509,386	0.0
8,138		FamilyMart Co., Ltd.	306,508	0.0
855,969		Golden Agri-Resources Ltd.	296,249	0.0
70,343		Groupe Danone	4,598,900	0.3
7,195	L	Hakon Invest AB	280,161	0.0
12,376		Heineken Holding NV	774,759	0.1
28,221		Heineken NV	2,003,913	0.1
14,414		Henkel AG & Co. KGaA	1,396,266	0.1
116,953		Imperial Tobacco Group PLC	5,148,221	0.3
149,568		J Sainsbury PLC	571,154	0.0
134,002		Japan Tobacco, Inc.	3,688,109	0.2
30,183		Jeronimo Martins	302,446	0.0
63,875		Kao Corp.	2,518,883	0.2
7,297		Kerry Group PLC	504,123	0.0
12,729		Kerry Group PLC KYGA	892,744	0.0
19,834		Kikkoman Corp.	486,112	0.0
102,956		Kirin Brewery Co., Ltd.	1,279,320	0.1
110,367		Koninklijke Ahold NV	1,961,543	0.1
8,464		Lawson, Inc.	511,464	0.0
112		Lindt & Spruengli AG - PC	553,781	0.0
12		Lindt & Spruengli AG - Reg	692,422	0.1
30,367		L'Oreal S.A.	5,082,595	0.3
7,794		MEIJI Holdings Co., Ltd.	709,092	0.1
115,952		Metcash Ltd.	174,750	0.0
19,730		Metro AG	603,103	0.0
392,906		Nestle S.A.	28,643,246	1.9
22,419		NH Foods Ltd.	490,490	0.0
30,867		Nisshin Seifun Group, Inc.	298,823	0.0
7,917		Nissin Food Products Co., Ltd.	377,349	0.0
25,845		Pernod Ricard SA	2,872,361	0.2
79,274		Reckitt Benckiser PLC	6,420,725	0.4
2,981		Remy Cointreau SA	198,891	0.0
117,826		SABMiller PLC	6,142,419	0.4
91,771		Seven & I Holdings Co., Ltd.	3,301,126	0.2
45,662		Shiseido Co., Ltd.	640,383	0.1
17,634		Suntory Beverage & Food Ltd.	609,242	0.0
71,116		Svenska Cellulosa AB SCA	1,533,168	0.1
25,538		Swedish Match AB	800,221	0.1
58,589		Tate & Lyle PLC	548,949	0.0
990,969		Tesco PLC	2,889,374	0.2
12,388		Toyo Suisan Kaisha Ltd.	398,880	0.0
84,072		Treasury Wine Estates Ltd.	324,499	0.0
46,178		Uni-Charm Corp.	1,106,845	0.1
198,238		Unilever NV	7,754,642	0.5
156,420		Unilever PLC	6,355,073	0.4
137,350		Wesfarmers Ltd.	4,650,349	0.3
303,000	#,@	WH Group Ltd.	172,794	0.0
252,176		Wilmar International Ltd.	614,461	0.1

See Accompanying Notes to Financial Statements

23

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

255,731		WM Morrison Supermarkets PLC	729,670	0.1
153,076		Woolworths Ltd.	3,803,879	0.3
10,985		Yakult Honsha Co., Ltd.	579,843	0.0
			164,805,148	10.6

		Energy: 5.5%
36,951		Subsea 7 SA	378,116	0.0
38,952		Amec PLC	514,431	0.0
416,730		BG Group PLC	5,576,568	0.4
2,246,327		BP PLC	14,258,757	0.9
19,147		Caltex Australia Ltd.	531,273	0.0
310,142		ENI S.p.A.	5,432,614	0.4
47,904		Galp Energia SGPS SA	486,467	0.0
44		Idemitsu Kosan Co., Ltd.	727	0.0
109,016		Inpex Holdings, Inc.	1,213,672	0.1
274,166		JX Holdings, Inc.	1,066,946	0.1
28,164	@	Lundin Petroleum AB	403,037	0.0
16,649		Neste Oil OYJ	404,132	0.0
19,061		OMV AG	506,133	0.0
140,114		Origin Energy Ltd.	1,325,681	0.1
32,294		Petrofac Ltd.	351,810	0.0
122,151		Repsol YPF S.A.	2,286,774	0.1
480,966		Royal Dutch Shell PLC - Class A	16,051,257	1.0
297,565		Royal Dutch Shell PLC - Class B	10,281,206	0.7
33,885	@	Saipem S.p.A.	355,206	0.0
122,556		Santos Ltd.	818,647	0.1
46,883	@	SeaDrill Ltd.	542,444	0.0
25,919	L	Showa Shell Sekiyu KK	255,314	0.0
135,622		Statoil ASA	2,387,874	0.2
12,845		Technip S.A.	765,147	0.1
59,836		Tenaris S.A.	904,175	0.1
41,470	L	TonenGeneral Sekiyu KK	354,013	0.0
260,892		Total S.A.	13,366,059	0.9
45,289	L	Transocean Ltd - RIGN	831,048	0.1
113,899		Tullow Oil PLC	734,007	0.0
90,774		Woodside Petroleum Ltd.	2,807,396	0.2
26,525		WorleyParsons Ltd.	217,278	0.0
			85,408,209	5.5

		Financials: 25.3%
120,956		3i Group PLC	843,401	0.1
114,210		Aberdeen Asset Management PLC	763,147	0.1
54,543	@,L	Acom Co., Ltd.	166,512	0.0
23,965		Admiral Group PLC	491,645	0.0
224,439		Aegon NV	1,686,882	0.1
14,798	L	AEON Financial Service Co., Ltd.	292,274	0.0
14,942		Aeon Mall Co., Ltd.	264,787	0.0
27,436		Ageas	975,495	0.1
1,473,699		AIA Group Ltd.	8,128,139	0.5
55,851		Allianz AG	9,250,414	0.6
369,441		AMP Ltd.	1,645,402	0.1
157,682		Aozora Bank Ltd.	488,112	0.0
265,797		Ascendas Real Estate Investment Trust	476,774	0.0
142,813		Assicurazioni Generali S.p.A.	2,932,365	0.2
24,547		ASX Ltd.	732,349	0.1

336,689		Australia & New Zealand Banking Group Ltd.	8,760,634	0.6
360,160		Aviva PLC	2,706,025	0.2
221,311		AXA S.A.	5,099,691	0.3
6,033		Baloise Holding AG	771,087	0.1
545,003	@,L	Banca Monte dei Paschi di Siena SpA	310,474	0.0
4,340,494	@	Banco Comercial Portugues SA	340,602	0.0
422,417		Banco de Sabadell SA	1,117,702	0.1
45,683	@	Banco Popolare SC	549,648	0.0
–		Banco Popular Espanol S.A.	–	–
222,123		Banco Popular Espanol SA	1,107,249	0.1
1,508,861		Banco Santander Central Hispano S.A.	12,664,084	0.8
152,127		Bank Hapoalim BM	715,321	0.1
187,453	@	Bank Leumi Le-Israel BM	640,379	0.0
161,352		Bank of East Asia Ltd.	647,993	0.0
46,557		Bank of Kyoto Ltd.	389,199	0.0
45,589		Bank of Queensland Ltd.	449,139	0.0
148,809		Bank of Yokohama Ltd.	808,224	0.1
573,201	@	Bankia SA	850,591	0.1
79,645		Bankinter S.A.	639,847	0.0
2,002,534		Barclays PLC	7,528,204	0.5
727,638		Banco Bilbao Vizcaya Argentaria S.A.	6,872,128	0.5
57,163		Bendigo Bank Ltd.	594,377	0.0
128,985		BNP Paribas	7,614,530	0.5
451,917		BOC Hong Kong Holdings Ltd.	1,505,851	0.1
117,737		British Land Co. PLC	1,419,753	0.1
160,000		CapitaCommercial Trust	211,240	0.0
107,933		Capital Shopping Centres Group PLC	558,008	0.0
334,996		CapitaLand Ltd.	832,918	0.1
316,201		CapitaMall Trust	485,486	0.0
169,800		Cheung Kong Holdings Ltd.	2,843,611	0.2
101,266		Chiba Bank Ltd.	663,586	0.0
24,106		Chugoku Bank Ltd.	328,587	0.0
54,981		City Developments Ltd.	424,181	0.0
20,492		CNP Assurances	363,287	0.0
118,980	@	Commerzbank AG	1,560,617	0.1
197,936		Commonwealth Bank of Australia	13,752,350	0.9
8,530		Corio NV	417,731	0.0
124,441		Credit Agricole SA	1,606,354	0.1
19,124		Credit Saison Co., Ltd.	355,638	0.0
185,350		Credit Suisse Group	4,656,224	0.3
270,414		CaixaBank SA	1,416,936	0.1
131,383		Dai-ichi Life Insurance Co., Ltd.	1,994,374	0.1
9,181		Daito Trust Construction Co., Ltd.	1,041,473	0.1
73,554		Daiwa House Industry Co., Ltd.	1,389,527	0.1
204,121		Daiwa Securities Group, Inc.	1,598,296	0.1
82,581	@	Danske Bank A/S	2,232,649	0.2
213,320		DBS Group Holdings Ltd.	3,302,477	0.2

See Accompanying Notes to Financial Statements

24

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

25,139		Delta Lloyd NV	552,817	0.0
26,928		Deutsche Annington Immobilien SE	914,253	0.1
167,734		Deutsche Bank AG	5,022,700	0.3
23,962		Deutsche Boerse AG	1,702,790	0.1
36,198		Deutsche Wohnen AG	853,903	0.1
121,669		Dexus Property Group	688,750	0.1
181,525		Direct Line Insurance Group PLC	821,147	0.1
118,428		DnB NOR ASA	1,746,887	0.1
35,138	L	Erste Bank der Oesterreichischen Sparkassen AG	817,266	0.1
4,821		Eurazeo SA	337,645	0.0
12,815		Exor S.p.A.	525,823	0.0
196,524		Federation Centres Ltd	457,560	0.0
285,541		First Pacific Co.	281,972	0.0
3,390		Fonciere Des Regions	313,323	0.0
104,719		Fukuoka Financial Group, Inc.	539,875	0.0
3,172		Gecina S.A.	395,986	0.0
26,122		Gjensidige Forsikring ASA	426,243	0.0
393,297		Global Logistic Properties Ltd.	733,264	0.1
218,078		Goodman Group	1,007,277	0.1
3,327,266	@	Governor & Co. of the Bank of Ireland	1,248,696	0.1
216,592		GPT Group	766,529	0.1
10,079		Groupe Bruxelles Lambert S.A.	859,945	0.1
56,145		Gunma Bank Ltd.	364,354	0.0
61,047		Hachijuni Bank Ltd.	392,141	0.0
90,416		Hammerson PLC	846,740	0.1
278,823		Hang Lung Properties Ltd.	777,835	0.1
94,736		Hang Seng Bank Ltd.	1,574,557	0.1
7,643		Hannover Rueckversicheru - Reg	689,487	0.1
28,368		Hargreaves Lansdown PLC	443,872	0.0
132,845		Henderson Land Development Co., Ltd.	923,309	0.1
135,388		Hong Kong Exchanges and Clearing Ltd.	2,988,925	0.2
2,335,959		HSBC Holdings PLC	22,074,292	1.4
84,644		Hysan Development Co., Ltd.	375,651	0.0
4,626		ICADE	370,140	0.0
68,036		ICAP PLC	476,401	0.0
132,179	@	Immofinanz Immobilien Anlagen AG	332,895	0.0
8,717		Industrivarden AB	151,311	0.0
471,153	**,@	ING Groep NV	6,087,154	0.4
293,190		Insurance Australia Group	1,488,677	0.1
1,427,449		Intesa Sanpaolo S.p.A.	4,140,901	0.3
69,415		Investec PLC	581,579	0.0
56,383		Investor AB	2,049,964	0.1
38,056		Iyo Bank Ltd.	412,175	0.0
107		Japan Prime Realty Investment Corp.	372,301	0.0
162		Japan Real Estate Investment Corp.	780,561	0.1
290		Japan Retail Fund Investment Corp.	612,852	0.0
97,344		Joyo Bank Ltd.	482,037	0.0

27,683		Julius Baer Group Ltd.	1,263,951	0.1
30,724	@	KBC Groep NV	1,714,712	0.1
81,060		Kerry Properties Ltd.	292,423	0.0
28,938		Kinnevik Investment AB	941,041	0.1
12,649	L	Klepierre	543,127	0.0
97,134		Land Securities Group PLC	1,746,049	0.1
724,783		Legal & General Group PLC	2,798,501	0.2
71,810		Lend Lease Corp., Ltd.	956,428	0.1
286,532		Link Real Estate Investment Trust	1,793,908	0.1
6,975,373	@	Lloyds TSB Group PLC	8,204,869	0.5
28,657		London Stock Exchange Group PLC	986,061	0.1
35,832		Macquarie Group Ltd.	1,689,724	0.1
117,182		Corp. Mapfre S.A.	396,074	0.0
250,000	@	Medibank Pvt Ltd.	491,881	0.0
75,833		Mediobanca S.p.A.	616,185	0.0
483,921		Mirvac Group	700,016	0.1
153,327		Mitsubishi Estate Co., Ltd.	3,230,734	0.2
1,557,406		Mitsubishi UFJ Financial Group, Inc.	8,556,746	0.6
65,676		Mitsubishi UFJ Lease & Finance Co., Ltd.	308,863	0.0
114,619		Mitsui Fudosan Co., Ltd.	3,073,572	0.2
63,154		MS&AD Insurance Group Holdings, Inc.	1,496,637	0.1
2,808,861		Mizuho Financial Group, Inc.	4,708,503	0.3
21,233		Muenchener Rueckversicherungs AG	4,228,298	0.3
288,521		National Australia Bank Ltd.	7,868,049	0.5
117,023		Natixis	772,192	0.1
640,094		New World Development Ltd.	734,834	0.1
175		Nippon Prologis REIT, Inc.	379,970	0.0
175		Nippon Building Fund, Inc.	878,519	0.1
41,113		NKSJ Holdings, Inc.	1,033,898	0.1
10,484	@	NN Group NV	312,985	0.0
442,226		Nomura Holdings, Inc.	2,502,572	0.2
16,745		Nomura Real Estate Holdings, Inc.	286,549	0.0
368,566		Nordea Bank AB	4,266,441	0.3
274,288		Novion Property Group	471,452	0.0
601,490		Old Mutual PLC	1,772,694	0.1
162,663		ORIX Corp.	2,046,756	0.1
32,307		Osaka Securities Exchange Co. Ltd.	753,115	0.1
377,322		Oversea-Chinese Banking Corp.	2,968,760	0.2
2,901		Pargesa Holding SA	223,858	0.0
2,208		Partners Group	642,389	0.0
313,926		Prudential PLC	7,257,821	0.5
164,859		QBE Insurance Group Ltd.	1,496,984	0.1
13,952		Raiffeisen International Bank Holding AG	213,188	0.0
175,745		Resolution Ltd.	998,098	0.1
275,813		Resona Holdings, Inc.	1,393,270	0.1
306,204	@	Royal Bank of Scotland Group PLC	1,863,007	0.1

See Accompanying Notes to Financial Statements

25

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

124,466	@	RSA Insurance Group PLC	840,330	0.1
54,546		Sampo OYJ	2,553,545	0.2
26,170		Softbank Investment Corp.	285,924	0.0
667,540	@	Scentre Group	1,891,257	0.1
13,952		Schroders PLC	579,878	0.0
19,471		Scor S.A.	589,980	0.0
93,548		Segro PLC	535,907	0.0
72,807		Seven Bank Ltd.	305,606	0.0
202,940		Shinsei Bank Ltd.	353,200	0.0
69,181		Shizuoka Bank Ltd.	632,613	0.0
29,664		Hulic Co. Ltd.	296,556	0.0
112,351		Singapore Exchange Ltd.	660,524	0.0
384,626		Sino Land Co.	617,442	0.0
185,369		Skandinaviska Enskilda Banken AB	2,353,920	0.2
88,574		Societe Generale	3,706,847	0.2
23,298		Sony Financial Holdings, Inc.	343,066	0.0
300,620		Standard Chartered PLC	4,496,051	0.3
291,637		Standard Life PLC	1,806,487	0.1
291,199		Stockland	973,153	0.1
154,951		Sumitomo Mitsui Financial Group, Inc.	5,601,901	0.4
406,859		Sumitomo Mitsui Trust Holdings, Inc.	1,558,387	0.1
44,496		Sumitomo Realty & Development Co., Ltd.	1,515,941	0.1
200,471		Sun Hung Kai Properties Ltd.	3,037,226	0.2
161,860		Suncorp Group Ltd	1,849,055	0.1
109,000		Suntec Real Estate Investment Trust	161,245	0.0
23,061		Suruga Bank Ltd.	423,792	0.0
61,073		Svenska Handelsbanken AB	2,857,476	0.2
110,250		Swedbank AB	2,735,405	0.2
76,620		Swire Pacific Ltd.	994,564	0.1
153,425		Swire Properties Ltd.	451,440	0.0
4,084		Swiss Life Holding	965,260	0.1
7,394		Swiss Prime Site AG	542,911	0.1
43,204		Swiss Re Ltd.	3,619,273	0.2
73,411		T&D Holdings, Inc.	880,040	0.1
85,688		Tokio Marine Holdings, Inc.	2,782,949	0.2
50,822		Tokyo Tatemono Co., Ltd.	369,863	0.0
62,235		Tokyu Fudosan Holdings Corp.	431,806	0.0
1,337		TrygVesta A/S	149,392	0.0
445,155	@	UBS Group AG	7,652,081	0.5
11,908		Unibail-Rodamco SE	3,054,834	0.2
536,024		UniCredit SpA	3,433,571	0.2
107,085		Unione di Banche Italiane SCPA	765,902	0.1
114,160		UnipolSai SpA	307,360	0.0
159,856		United Overseas Bank Ltd.	2,949,991	0.2
322		United Urban Investment Corp.	506,868	0.0
3,946		Wendel	442,127	0.0
248,000		Westfield Corp.	1,817,931	0.1
379,441		Westpac Banking Corp.	10,205,367	0.7
185,857		Wharf Holdings Ltd.	1,334,284	0.1

116,504		Wheelock & Co., Ltd.	540,921	0.0
18,321		Zurich Insurance Group AG	5,725,356	0.4
			391,443,251	25.3

		Health Care: 10.8%
12,549		Actelion Ltd. - Reg	1,444,655	0.1
23,868		Alfresa Holdings Corp.	288,229	0.0
264,620		Astellas Pharma, Inc.	3,684,067	0.2
154,277		AstraZeneca PLC	10,896,721	0.7
101,097		Bayer AG	13,780,412	0.9
5,286		Celesio AG	170,372	0.0
27,706		Chugai Pharmaceutical Co., Ltd.	680,275	0.0
7,503		Cochlear Ltd.	473,341	0.0
14,430		Coloplast A/S	1,207,567	0.1
57,942		CSL Ltd.	4,070,178	0.3
78,593		Daiichi Sankyo Co., Ltd.	1,098,947	0.1
21,209		Dainippon Sumitomo Pharma Co., Ltd.	205,385	0.0
31,279		Eisai Co., Ltd.	1,209,658	0.1
43,875	L	Elekta AB	448,569	0.0
25,110		Essilor International SA	2,800,257	0.2
46,770		Fresenius AG	2,431,767	0.2
26,709		Fresenius Medical Care AG & Co. KGaA	1,993,481	0.1
24,285		Getinge AB	553,027	0.0
591,430		GlaxoSmithKline PLC	12,688,325	0.8
18,569		Grifols SA	740,971	0.0
8,029		Hisamitsu Pharmaceutical Co., Inc.	253,177	0.0
31,714		Kyowa Hakko Kogyo Co., Ltd.	298,638	0.0
6,617		Lonza Group AG	745,019	0.1
23,600		M3, Inc.	394,875	0.0
15,946		Merck KGaA	1,500,656	0.1
8,132		Miraca Holdings, Inc.	349,830	0.0
31,313		Mitsubishi Tanabe Pharma Corp.	459,005	0.0
280,796		Novartis AG	26,041,997	1.7
246,026		Novo Nordisk A/S	10,406,847	0.7
29,957	@	Olympus Corp.	1,049,404	0.1
10,318		Ono Pharmaceutical Co., Ltd.	913,509	0.1
12,086		Orion Oyj	375,882	0.0
47,146		Otsuka Holdings Co. Ltd.	1,413,495	0.1
30,118	@	Qiagen NV	701,542	0.0
17,193		Ramsay Health Care Ltd.	797,036	0.1
85,736		Roche Holding AG - Genusschein	23,229,502	1.5
45,693		Ryman Healthcare Ltd.	303,095	0.0
145,227		Sanofi	13,240,448	0.9
9,389		Santen Pharmaceutical Co., Ltd.	505,455	0.0
38,232		Shionogi & Co., Ltd.	987,756	0.1
72,167		Shire PLC	5,116,655	0.3
109,810		Smith & Nephew PLC	1,980,157	0.1
48,645		Sonic Healthcare Ltd.	731,843	0.0
6,574		Sonova Holding AG - Reg	965,790	0.1
10,107		Suzuken Co., Ltd.	279,189	0.0
18,038		Sysmex Corp.	800,572	0.1

See Accompanying Notes to Financial Statements

26

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

96,162		Takeda Pharmaceutical Co., Ltd.	3,980,896	0.3
38,764		Terumo Corp.	879,798	0.1
105,332		Teva Phaemaceutical Industries Ltd.	6,038,145	0.4
15,260		UCB S.A.	1,160,334	0.1
			166,766,751	10.8

		Industrials: 12.6%
267,323		ABB Ltd.	5,656,058	0.4
49,299		Abertis Infraestructuras S.A.	977,591	0.1
22,283		ACS Actividades de Construccion y Servicios S.A.	776,677	0.1
20,013		Adecco S.A.	1,375,680	0.1
3,663		Aeroports de Paris	442,949	0.0
31,980		Aggreko PLC	745,775	0.1
38,958		Alfa Laval AB	736,688	0.1
168,895		All Nippon Airways Co., Ltd.	417,615	0.0
50,116	L	ALS Ltd.	217,092	0.0
26,410	@	Alstom	851,794	0.1
43,289		Amada Co., Ltd.	370,934	0.0
9,526	L	Andritz AG	523,705	0.0
439		AP Moller - Maersk A/S - Class A	840,082	0.1
857		AP Moller - Maersk A/S - Class B	1,704,532	0.1
131,107	L	Asahi Glass Co., Ltd.	638,252	0.0
126,009		Asciano Group	617,098	0.0
54,691		Ashtead Group PLC	971,309	0.1
41,174		Assa Abloy AB	2,174,667	0.1
50,136		Altantia S.p.A.	1,165,262	0.1
82,276		Atlas Copco AB - Class A	2,289,385	0.2
47,134		Atlas Copco AB - Class B	1,206,528	0.1
128,169		Auckland International Airport Ltd.	421,724	0.0
268,243		Aurizon Holdings Ltd.	1,003,839	0.1
31,167		Babcock International Group	510,587	0.0
386,414		BAE Systems PLC	2,825,927	0.2
66,900	L	Bollore Investissement	304,670	0.0
20,775		Bouygues S.A.	750,149	0.1
195,491		Brambles Ltd.	1,684,005	0.1
19,527		Brenntag AG	1,091,759	0.1
42,355		Bunzl PLC	1,157,870	0.1
28,039		Bureau Veritas SA	621,232	0.0
81,059		Capita Group PLC	1,359,174	0.1
146,879		Cathay Pacific Airways Ltd.	320,099	0.0
17,728		Central Japan Railway Co.	2,657,008	0.2
20,646		Chiyoda Corp.	171,052	0.0
53,633		Cie de Saint-Gobain	2,271,945	0.2
119,012		CNH Industrial NV	963,414	0.1
142,279		Cobham PLC	714,251	0.1
287,502		ComfortDelgro Corp., Ltd.	562,619	0.0
74,748		Dai Nippon Printing Co., Ltd.	673,222	0.0
28,798		Daikin Industries Ltd.	1,846,645	0.1
30,538		Deutsche Lufthansa AG	506,045	0.0
115,972		Deutsche Post AG	3,764,682	0.2

23,274		DSV A/S	708,670	0.1
40,833		East Japan Railway Co.	3,077,618	0.2
19,324		EasyJet PLC	500,088	0.0
25,741		Edenred	711,895	0.1
71,640		Airbus Group NV	3,541,747	0.2
122,178		Experian PLC	2,059,553	0.1
23,493		Fanuc Ltd.	3,873,535	0.3
52,739		Ferrovial SA	1,042,556	0.1
51,624	@	Finmeccanica S.p.A.	479,837	0.0
4,343		Fraport AG Frankfurt Airport Services Worldwide	250,600	0.0
74,617		Fuji Electric Holdings Co., Ltd.	297,489	0.0
193,591		Group 4 Securicor PLC	835,081	0.1
23,187		GEA Group AG	1,019,446	0.1
4,759		Geberit AG - Reg	1,609,983	0.1
59,377		Groupe Eurotunnel S.A.	766,569	0.1
147,788		Hankyu Hanshin Holdings, Inc.	792,749	0.1
31,898		Hexagon AB	984,039	0.1
31,332		Hino Motors Ltd.	412,433	0.0
14,410		Hitachi Construction Machinery Co., Ltd.	304,673	0.0
742,773		Hutchison Port Holdings Trust	512,513	0.1
258,929		Hutchison Whampoa Ltd.	2,959,965	0.2
164,424		IHI Corp.	832,719	0.1
34,007		IMI PLC	665,313	0.0
133,097	@	International Consolidated Airlines Group SA	991,478	0.1
20,295		Intertek Group PLC	734,519	0.1
7,881	@	ISS A/S	226,207	0.0
183,516		Itochu Corp.	1,959,051	0.1
16,378		Japan Airlines Co. Ltd.	485,592	0.0
25,639		JGC Corp.	527,825	0.0
33,592		LIXIL Group Corp.	706,969	0.1
26,665		JTEKT Corp.	448,766	0.0
104,909		Kajima Corp.	431,421	0.0
35,520		Kamigumi Co., Ltd.	316,406	0.0
177,535		Kawasaki Heavy Industries Ltd.	807,348	0.1
4,000		Keihan Electric Railway Co., Ltd.	21,405	0.0
61,217		Keihin Electric Express Railway Co., Ltd.	452,932	0.0
76,343		Keio Corp.	549,179	0.0
38,996		Keisei Electric Railway Co., Ltd.	474,171	0.0
180,204		Keppel Corp., Ltd.	1,201,128	0.1
231,972		Kintetsu Corp.	762,702	0.1
114,583		Komatsu Ltd.	2,533,193	0.2
37,764		Kone OYJ	1,719,314	0.1
10,809		Boskalis Westminster NV	591,309	0.0
116,926		Koninklijke Philips NV	3,389,226	0.2
8,650		Koninklijke Vopak NV	448,780	0.0
139,222		Kubota Corp.	2,020,777	0.1
6,741		Kuehne & Nagel International AG	915,666	0.1
15,548		Kurita Water Industries Ltd.	324,209	0.0
32,364		Legrand S.A.	1,697,760	0.1

See Accompanying Notes to Financial Statements

27

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

13,084		Leighton Holdings Ltd.	238,240	0.0
15,004		Makita Corp.	676,110	0.1
4,769		MAN SE	531,119	0.0
202,456		Marubeni Corp.	1,211,371	0.1
101,016		Meggitt PLC	812,599	0.1
132,996		Melrose Industries PLC	550,532	0.0
14,190		Metso OYJ	424,845	0.0
26,000		Minebea Co., Ltd.	383,965	0.0
168,593		Mitsubishi Corp.	3,085,273	0.2
236,361		Mitsubishi Electric Corp.	2,807,510	0.2
372,193		Mitsubishi Heavy Industries Ltd.	2,053,980	0.1
16,490		Mitsubishi Logistics Corp.	239,828	0.0
207,801		Mitsui & Co., Ltd.	2,783,107	0.2
133,930		Mitsui OSK Lines Ltd.	396,800	0.0
176,644		MTR Corp.	722,698	0.1
14,521		Nabtesco Corp.	350,953	0.0
110,000		Nagoya Railroad Co., Ltd.	409,555	0.0
32,769		NGK Insulators Ltd.	671,709	0.0
25,092		Nidec Corp.	1,620,583	0.1
107,220		Nippon Express Co., Ltd.	543,367	0.0
203,030		Nippon Yusen KK	573,460	0.0
572,211		Noble Group Ltd.	488,175	0.0
59,549		NSK Ltd.	703,080	0.1
194,580		NWS Holdings Ltd.	356,906	0.0
82,015		Obayashi Corp.	528,685	0.0
10,992	@,L	OCI	382,191	0.0
80,654		Odakyu Electric Railway Co., Ltd.	714,443	0.1
100,282		Orkla ASA	682,666	0.1
11,041		Osram Licht AG	433,470	0.0
13,399		Park24 Co., Ltd.	197,252	0.0
25,204		Prysmian S.p.A.	459,313	0.0
15,809		Randstad Holdings NV	760,674	0.1
8,400		Recruit Holdings Co. Ltd.	241,242	0.0
32,242		Rexel SA	577,653	0.0
231,114		Rolls-Royce Holdings PLC	3,104,754	0.2
79,590		Royal Mail PLC	530,385	0.0
33,207		Safran S.A.	2,048,710	0.1
128,061		Sandvik AB	1,245,148	0.1
5,603		Schindler Holding AG - Part Cert	808,873	0.1
2,908		Schindler Holding AG - Reg	417,100	0.0
63,803		Schneider Electric SE	4,646,736	0.3
25,806		Secom Co., Ltd.	1,482,674	0.1
41,681		Securitas AB	504,244	0.0
41,498		Seek Ltd.	578,653	0.0
132,194		SembCorp Industries Ltd.	442,720	0.0
103,838	L	SembCorp Marine Ltd.	254,786	0.0
666		SGS S.A.	1,359,952	0.1
78,692		Shimizu Corp.	534,482	0.0
96,600		Siemens AG	10,838,920	0.7
74,860		Singapore Airlines Ltd.	653,037	0.0
47,716		Skanska AB	1,024,482	0.1
47,921		SKF AB - B Shares	1,009,481	0.1
6,836		SMC Corp.	1,792,564	0.1
48,967		Smiths Group PLC	832,642	0.1
245,993		Snam Rete Gas S.p.A.	1,217,477	0.1
3,747		Societe BIC S.A.	498,068	0.0

200,906		Singapore Technologies Engineering Ltd.	514,238	0.0
2,927		Sulzer AG	313,105	0.0
137,555		Sumitomo Corp.	1,412,784	0.1
96,433		Sumitomo Electric Industries Ltd.	1,204,378	0.1
73,982		Sumitomo Heavy Industries	397,948	0.0
133,913		Sydney Airport	512,685	0.0
125,809		Taisei Corp.	713,590	0.1
11,520		Thales S.A.	623,316	0.0
15,078		THK Co., Ltd.	362,353	0.0
53,006		TNT Express NV	353,361	0.0
134,927		Tobu Railway Co., Ltd.	576,967	0.0
142,389		Tokyu Corp.	882,309	0.1
87,641		Toll Holdings Ltd.	417,479	0.0
77,432		Toppan Printing Co., Ltd.	503,110	0.0
495,619		Toshiba Corp.	2,090,175	0.1
36,869		Toto Ltd.	428,886	0.0
27,054		Toyota Tsusho Corp.	628,462	0.0
205,261		Transurban Group	1,430,407	0.1
30,569		Travis Perkins PLC	879,901	0.1
13,441		Vallourec	364,274	0.0
27,985	@	Vestas Wind Systems A/S	1,016,324	0.1
59,349		Vinci S.A.	3,240,614	0.2
188,229		Volvo AB - B Shares	2,029,766	0.1
18,366		Wartsila OYJ	822,031	0.1
26,690		Weir Group PLC	765,358	0.1
20,921		West Japan Railway Co.	989,109	0.1
32,049		Wolseley PLC	1,832,303	0.1
45,001		Yamato Holdings Co., Ltd.	891,096	0.1
20,562		Zardoya Otis SA	228,025	0.0
22,748		Zodiac Aerospace	765,877	0.1
			194,487,468	12.6

		Information Technology: 4.6%
19,956		Advantest Corp.	247,342	0.0
343,547	@	Alcatel-Lucent	1,228,947	0.1
50,069		Amadeus IT Holding S.A.	1,994,120	0.1
171,667		ARM Holdings PLC	2,637,219	0.2
31,500		ASM Pacific Technology Ltd.	299,925	0.0
43,723		ASML Holding NV	4,724,172	0.3
9,770		Atos Origin	776,282	0.1
31,186		Brother Industries Ltd.	565,320	0.0
137,993		Canon, Inc.	4,385,936	0.3
18,230		Capgemini S.A.	1,303,761	0.1
35,567		Citizen Holdings Co., Ltd.	273,667	0.0
62,148		Computershare Ltd.	594,486	0.0
16,159		Dassault Systemes SA	985,385	0.1
371,640		Telefonaktiebolaget LM Ericsson	4,499,856	0.3
57,760		Fuji Photo Film Co., Ltd.	1,762,463	0.1
230,135		Fujitsu Ltd.	1,227,003	0.1
10,140	L	Gemalto NV	827,552	0.1
50,196	L	GungHo Online Entertainment, Inc.	181,740	0.0
9,271		Hamamatsu Photonics KK	441,328	0.0

See Accompanying Notes to Financial Statements

28

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

3,886		Hirose Electric Co., Ltd.	450,866	0.0
590,956		Hitachi Ltd.	4,361,708	0.3
52,637		Hoya Corp.	1,780,438	0.1
15,261		Ibiden Co., Ltd.	225,346	0.0
136,821		Infineon Technologies AG	1,447,824	0.1
45,100		Japan Display, Inc.	137,645	0.0
19,323		Kakaku.com, Inc.	276,448	0.0
5,622		Keyence Corp.	2,505,134	0.2
13,266		Konami Corp.	243,211	0.0
59,023		Konica Minolta Holdings, Inc.	643,116	0.0
39,494		Kyocera Corp.	1,807,230	0.1
24,948		Murata Manufacturing Co., Ltd.	2,722,351	0.2
320,207		NEC Corp.	930,522	0.1
8,267		NICE Systems Ltd.	418,090	0.0
13,094		Nintendo Co., Ltd.	1,366,459	0.1
51,414		Nippon Electric Glass Co., Ltd.	231,352	0.0
457,378		Nokia OYJ	3,617,324	0.2
13,888		Nomura Research Institute Ltd.	424,767	0.0
15,584		NTT Data Corp.	580,579	0.0
25,323		Omron Corp.	1,132,837	0.1
6,561		Otsuka Corp.	208,039	0.0
86,932		Ricoh Co., Ltd.	878,801	0.1
12,050		Rohm Co., Ltd.	726,052	0.1
139,701		Sage Group PLC/The	1,009,004	0.1
112,996		SAP SE	7,890,348	0.5
16,008		Seiko Epson Corp.	669,842	0.1
33,172		Shimadzu Corp.	337,425	0.0
75,975	L	STMicroelectronics NV	566,892	0.0
15,412		TDK Corp.	907,697	0.1
21,165		Tokyo Electron Ltd.	1,604,947	0.1
14,153		Trend Micro, Inc.	391,093	0.0
14,824		United Internet AG	667,747	0.1
180,244		Yahoo! Japan Corp.	645,981	0.0
27,842		Yaskawa Electric Corp.	355,629	0.0
28,073		Yokogawa Electric Corp.	308,046	0.0
			71,427,294	4.6

		Materials: 7.3%
41,979		Air Liquide	5,194,482	0.3
22,043		Air Water, Inc.	349,148	0.0
29,438		Akzo Nobel NV	2,036,822	0.1
331,219	@	Alumina Ltd.	478,512	0.0
148,916		Amcor Ltd.	1,638,424	0.1
170,994		Anglo American PLC	3,164,157	0.2
48,688		Antofagasta PLC	567,312	0.0
122,154		ArcelorMittal	1,338,310	0.1
8,137		Arkema	538,157	0.0
158,653		Asahi Kasei Corp.	1,447,301	0.1
111,561		BASF AG	9,357,864	0.6
390,515		BHP Billiton Ltd.	9,232,805	0.6
256,112		BHP Billiton PLC	5,488,835	0.4
35,144		Boliden AB	561,770	0.0
105,917		Boral Ltd.	454,527	0.0
31,412		CRH PLC - Dublin	755,318	0.1
60,857		CRH PLC - London	1,459,279	0.1
16,947		Croda International	699,479	0.1
37,984		Daicel Corp.	443,672	0.0
1,021		EMS-Chemie Holding AG	413,325	0.0
85,940		Fletcher Building Ltd.	553,692	0.0

199,982	L	Fortescue Metals Group Ltd.	439,089	0.0
27,322		Fresnillo PLC	324,721	0.0
1,143		Givaudan	2,050,379	0.1
1,289,443		Glencore PLC	5,951,861	0.4
17,253		HeidelbergCement AG	1,217,719	0.1
27,910		Hitachi Metals Ltd.	474,215	0.0
27,605		Holcim Ltd.	1,973,320	0.1
54,100		Iluka Resources Ltd.	259,818	0.0
4,464		Imerys SA	328,421	0.0
214,615		Incitec Pivot Ltd.	555,148	0.0
54,341		Israel Chemicals Ltd.	390,994	0.0
318		Israel Corp., Ltd.	150,510	0.0
57,010		James Hardie Industries SE	608,596	0.0
60,702		JFE Holdings, Inc.	1,353,709	0.1
25,024		Johnson Matthey PLC	1,316,535	0.1
24,035		JSR Corp.	412,544	0.0
21,272		K+S AG	587,006	0.0
30,553		Kansai Paint Co., Ltd.	473,326	0.0
400,769		Kobe Steel Ltd.	690,324	0.1
20,654		Koninklijke DSM NV	1,259,753	0.1
44,867		Kuraray Co., Ltd.	509,770	0.0
22,724		Lafarge S.A.	1,595,231	0.1
11,002		Lanxess	509,529	0.0
22,789		Linde AG	4,197,800	0.3
138,515		Mitsubishi Materials Corp.	459,513	0.0
175,048		Mitsubishi Chemical Holdings Corp.	849,069	0.1
52,678		Mitsubishi Gas Chemical Co., Inc.	264,385	0.0
108,074		Mitsui Chemicals, Inc.	306,106	0.0
95,455	@	Newcrest Mining Ltd.	839,902	0.1
18,817		Nippon Paint Co., Ltd.	545,279	0.0
928,800		Nippon Steel Corp.	2,304,012	0.2
19,542		Nitto Denko Corp.	1,091,919	0.1
163,993		Norsk Hydro ASA	923,778	0.1
29,957		Novozymes A/S	1,260,997	0.1
103,826		OJI Paper Co., Ltd.	371,478	0.0
47,283		Orica Ltd.	724,545	0.1
10,953		Randgold Resources Ltd.	743,601	0.1
87,711		Rexam PLC	617,486	0.1
53,513		Rio Tinto Ltd.	2,508,739	0.2
154,932		Rio Tinto PLC	7,141,924	0.5
50,489		Shin-Etsu Chemical Co., Ltd.	3,286,822	0.2
265		Sika AG	781,734	0.1
7,403		Solvay S.A.	1,001,740	0.1
66,197		Stora Enso OYJ (Euro Denominated Security)	591,867	0.0
188,171		Sumitomo Chemical Co., Ltd.	740,778	0.1
62,561		Sumitomo Metal Mining Co., Ltd.	933,091	0.1
12,690		Symrise AG	764,513	0.1
11,380		Syngenta AG	3,660,464	0.2
147,001		Taiheiyo Cement Corp.	461,198	0.0
16,725	L	Taiyo Nippon Sanso Corp.	184,119	0.0
131,509		Teijin Ltd.	349,538	0.0
56,421		ThyssenKrupp AG	1,437,263	0.1
183,903		Toray Industries, Inc.	1,469,382	0.1
22,085		Toyo Seikan Kaisha Ltd.	274,330	0.0
13,154		Umicore	529,322	0.0

See Accompanying Notes to Financial Statements

29

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

63,849		UPM-Kymmene OYJ	1,046,371	0.1
14,267		Voestalpine AG	563,735	0.0
22,024		Yara International ASA	980,782	0.1
			113,813,291	7.3

		Telecommunication Services: 4.9%
19,061		Belgacom S.A.	691,602	0.1
258,805		Bezeq Israeli Telecommunication Corp., Ltd.	459,072	0.0
978,602		BT Group PLC	6,086,979	0.4
385,043		Deutsche Telekom AG	6,160,835	0.4
18,286		Elisa OYJ	499,118	0.0
227,282		Orange SA	3,865,330	0.3
345,867		HKT Trust / HKT Ltd.	450,473	0.0
3,283		Iliad SA	789,356	0.1
54,239		Inmarsat PLC	672,536	0.0
71,567		KDDI Corp.	4,496,129	0.3
400,044		Koninklijke KPN NV	1,263,082	0.1
8,292		Millicom International Cellular S.A.	614,397	0.0
46,199		Nippon Telegraph & Telephone Corp.	2,359,966	0.2
188,554		NTT DoCoMo, Inc.	2,745,923	0.2
234,000		PCCW Ltd.	159,328	0.0
1,007,150		Singapore Telecommunications Ltd.	2,956,293	0.2
117,346		Softbank Corp.	6,984,820	0.5
2,957		Swisscom AG	1,551,649	0.1
105,785		TDC A/S	806,812	0.1
43,133		Tele2 AB	522,673	0.0
247,420		Spark New Zealand Ltd.	599,786	0.0
1,255,479	@	Telecom Italia S.p.A.	1,338,956	0.1
749,090		Telecom Italia S.p.A. RNC	626,275	0.0
53,237		Telefonica Deutschland Holding AG	282,149	0.0
519,904		Telefonica S.A.	7,464,553	0.5
92,329		Telenor ASA	1,867,688	0.1
294,493		TeliaSonera AB	1,893,404	0.1
537,831		Telstra Corp., Ltd.	2,611,077	0.2
24,105		TPG Telecom Ltd.	131,861	0.0
149,044		Vivendi	3,709,794	0.2
3,236,417		Vodafone Group PLC	11,096,491	0.7
			75,758,407	4.9

		Utilities: 3.7%
82,903		AGL Energy Ltd.	904,231	0.1
113,263		APA Group	684,708	0.0
615,375		Centrica PLC	2,665,462	0.2
79,402		Cheung Kong Infrastructure Holdings Ltd.	583,904	0.0
82,542		Chubu Electric Power Co., Inc.	969,953	0.1
39,272		Chugoku Electric Power Co., Inc.	513,461	0.0
230,365		CLP Holdings Ltd.	1,994,824	0.1
245,655		E.ON AG	4,198,670	0.3
15,642		Electric Power Development Co., Ltd.	528,558	0.0
29,608		Electricite de France SA	815,063	0.1
25,510		Enagas	804,614	0.0
223,675		Enel Green Power SpA	468,637	0.0

809,847	Enel S.p.A.	3,609,916	0.2
292,198	Energias de Portugal S.A.	1,133,043	0.1
54,504	Fortum OYJ	1,183,369	0.1
43,646	Gas Natural SDG S.A.	1,096,416	0.1
176,804	Gaz de France	4,122,910	0.3
23,581	Hokuriku Electric Power Co.	301,139	0.0
783,115	Hong Kong & China Gas	1,784,205	0.1
175,845	Power Assets Holdings Ltd.	1,700,072	0.1
640,567	Iberdrola S.A.	4,317,910	0.3
88,962	@ Kansai Electric Power Co., Inc.	846,304	0.1
53,560	Kyushu Electric Power Co., Inc.	536,414	0.0
131,000	Meridian Energy Ltd.	178,958	0.0
460,332	National Grid PLC	6,531,795	0.4
245,828	Osaka Gas Co., Ltd.	918,156	0.1
13,734	Red Electrica de Espana	1,210,675	0.1
59,804	RWE AG	1,845,835	0.1
119,580	Scottish & Southern Energy PLC	3,021,445	0.2
29,158	Severn Trent PLC	909,418	0.1
23,344	Shikoku Electric Power Co., Inc.	283,155	0.0
35,609	Suez Environnement S.A.	620,425	0.0
187,422	Terna S.p.A	851,305	0.1
57,113	Tohoku Electric Power Co., Inc.	664,595	0.0
178,966	@ Tokyo Electric Power Co., Inc.	727,911	0.0
299,361	Tokyo Gas Co., Ltd.	1,615,252	0.1
84,117	United Utilities Group PLC	1,194,794	0.1
52,082	Veolia Environnement	922,523	0.1
		57,260,025	3.7

	Total Common Stock
	(Cost $1,456,090,153)	1,500,797,508	96.9

PREFERRED STOCK: 0.6%
		Consumer Discretionary: 0.4%
6,702	Bayerische Motoren Werke AG	547,553	0.0
18,825	Porsche AG	1,522,430	0.1
19,657	Volkswagen AG	4,368,885	0.3
		6,438,868	0.4

		Consumer Staples: 0.2%
21,824	Henkel AG & Co. KGaA	2,350,842	0.2

	Materials: 0.0%
9,233	Fuchs Petrolub AG	367,742	0.0

	Total Preferred Stock
	(Cost $8,423,409)	9,157,452	0.6

RIGHTS: 0.0%
	Energy: 0.0%
122,151	@ Repsol SA	67,549	0.0

See Accompanying Notes to Financial Statements

30

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

	Financials: 0.0%
727,638	@ Banco Bilbao Vizcaya Argentaria SA	69,558	0.0

	Utilities: 0.0%
37,754	@ APA GROUP - RTS	26,427	0.0

	Total Rights
	(Cost $134,938)	163,534	0.0

	Total Long-Term Investments
	(Cost $1,464,648,500)	1,510,118,494	97.5

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.6%
	Securities Lending Collateralcc: 0.6%
2,304,423	Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $2,304,434, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $2,350,511, due 01/01/15-09/01/49)	2,304,423	0.1
2,304,423	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $2,304,442, collateralized by various U.S. Government Securities, 0.625%-3.125%, Market Value plus accrued interest $2,350,512, due 09/30/17-02/15/42)	2,304,423	0.2
485,107	Nomura Securities, Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $485,109, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $494,809, due 01/07/15-10/20/64)	485,107	0.0

2,304,423	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $2,304,434, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.375%-7.250%, Market Value plus accrued interest $2,350,512, due 11/15/15-07/15/56)	2,304,423	0.1
2,304,423	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $2,304,442, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $2,350,742, due 04/15/16-02/15/42)	2,304,423	0.2
		9,702,799	0.6

Shares		Value	Percentage of Net Assets
		Mutual Funds: 1.0%
14,420,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $14,420,000)	14,420,000	1.0

	Total Short-Term Investments
	(Cost $24,122,799)	24,122,799	1.6

	Total Investments in Securities (Cost $1,488,771,299)	$1,534,241,293	99.1
	Assets in Excess of Other Liabilities	13,227,769	0.9
	Net Assets	$1,547,469,062	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2014.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2014.
**	Investment in affiliate

See Accompanying Notes to Financial Statements

31

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Cost for federal income tax purposes is $1,501,403,396.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$128,264,454
Gross Unrealized Depreciation	(95,426,557)

Net Unrealized Appreciation	$32,837,897

See Accompanying Notes to Financial Statements

32

Voya Japan TOPIX Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.5%
		Consumer Discretionary: 20.9%
3,000		ABC-Mart, Inc.	145,165	0.1
9,800		Accordia Golf Co., Ltd.	88,335	0.0
700		Aeon Fantasy Co., Ltd.	9,118	0.0
1,900		Aisan Industry Co., Ltd.	16,255	0.0
19,000		Aisin Seiki Co., Ltd.	682,640	0.2
8,000	L	Akebono Brake Industry Co., Ltd.	28,002	0.0
2,300		Alpen Co., Ltd.	32,314	0.0
4,600		Alpine Electronics, Inc.	75,519	0.0
500		Amiyaki Tei Co., Ltd.	16,427	0.0
400		Amuse, Inc.	11,590	0.0
4,300		AOKI Holdings, Inc.	43,652	0.0
5,800		Aoyama Trading Co., Ltd.	126,730	0.1
3,000		Arata Corp.	7,911	0.0
1,900		Arc Land Sakamoto Co., Ltd.	36,933	0.0
1,200		Asahi Co., Ltd.	11,067	0.0
4,300		Asatsu-DK, Inc.	103,416	0.0
20,800		Asics Corp.	500,766	0.2
2,100		ASKUL Corp.	37,305	0.0
18,000		Atsugi Co., Ltd.	17,168	0.0
7,700		Autobacs Seven Co., Ltd.	108,946	0.0
4,200		Avex Group Holdings, Inc.	68,689	0.0
7,900		Belluna Co., Ltd.	33,078	0.0
7,600		Benesse Holdings, Inc.	225,514	0.1
6,400		Best Denki Co., Ltd.	7,248	0.0
8,700		BIC Camera, Inc.	99,781	0.0
68,800		Bridgestone Corp.	2,386,118	0.7
14,000		Calsonic Kansei Corp.	77,598	0.0
1,400		Can Do Co., Ltd.	18,335	0.0
5,800		Canon Sales Co., Inc.	98,296	0.0
21,300	L	Casio Computer Co., Ltd.	325,834	0.1
700		Central Sports Co., Ltd.	10,634	0.0
2,300		Chiyoda Co., Ltd.	45,276	0.0
2,300		Chofu Seisakusho Co., Ltd.	58,385	0.0
700		Chori Co., Ltd.	10,882	0.0
13,000	@,L	Clarion Co., Ltd.	40,283	0.0
2,700		Cleanup Corp.	19,595	0.0
8,000		Colowide Co., Ltd.	111,995	0.0
1,100	L	COOKPAD, Inc.	37,460	0.0
1,200		Corona Corp.	11,716	0.0
1,000		Create Restaurants Holdings, Inc.	13,825	0.0
3,700		CyberAgent, Inc.	138,715	0.1
2,000		Daido Metal Co., Ltd.	20,074	0.0
4,300		Daidoh Ltd.	18,352	0.0
22,800	L	Daihatsu Motor Co., Ltd.	297,787	0.1
1,300		Daikoku Denki Co., Ltd.	19,302	0.0
400		Daikyonishikawa Corp.	11,827	0.0
1,500		Dainichi Co., Ltd.	9,762	0.0
1,300		Daisyo Corp.	14,935	0.0
9,300		DCM Holdings Co., Ltd.	59,467	0.0
11,300		Dena Co., Ltd.	134,983	0.1
51,800		Denso Corp.	2,414,286	0.7

23,400		Dentsu, Inc.	983,769	0.3
6,000		Descente Ltd.	58,275	0.0
7,200		Don Quijote Holdings Co. Ltd.	494,978	0.2
1,900		Doshisha Co., Ltd.	26,828	0.0
4,800		Doutor Nichires Holdings Co., Ltd.	69,016	0.0
2,200		Dunlop Sports Co. Ltd.	24,423	0.0
5,000		Dynic Corp.	7,396	0.0
3,000		Eagle Industry Co., Ltd.	54,731	0.0
8,700		EDION Corp.	60,854	0.0
3,200		Exedy Corp.	77,040	0.0
2,300		Yondoshi Holdings, Inc.	35,882	0.0
4,200		Fast Retailing Co., Ltd.	1,528,360	0.4
3,100		FCC Co., Ltd.	53,337	0.0
1,000		Felissimo Corp.	8,459	0.0
2,000		Foster Electric Co., Ltd.	34,968	0.0
8,000		France Bed Holdings Co., Ltd.	12,014	0.0
1,200		F-Tech, Inc.	11,814	0.0
2,300		Fuji Co., Ltd.	41,753	0.0
71,500		Fuji Heavy Industries Ltd.	2,530,098	0.7
3,000		Fuji Kiko Co., Ltd.	14,025	0.0
7,000	L	Fuji Kyuko Co., Ltd.	67,524	0.0
21,000		Fuji Television Network, Inc.	258,986	0.1
10,000		Fujibo Holdings, Inc.	28,078	0.0
2,500		Fujikura Rubber Ltd.	16,519	0.0
8,000		Fujita Kanko, Inc.	24,522	0.0
5,000		Fujitsu General Ltd.	48,174	0.0
2,800		Funai Electric Co., Ltd.	33,418	0.0
1,000		Furukawa Battery Co., Ltd.	8,457	0.0
4,600		Futaba Industrial Co., Ltd.	21,577	0.0
8,000		Gakken Holdings Co., Ltd.	17,018	0.0
1,100		Genki Sushi Co., Ltd.	24,261	0.0
2,900		Geo Corp.	23,203	0.0
11,000		GLOBERIDE, Inc.	18,862	0.0
4,000		Goldwin, Inc.	20,871	0.0
1,000		Gourmet Kineya Co., Ltd.	7,463	0.0
5,900		Gulliver International Co., Ltd.	40,305	0.0
16,000		Gunze Ltd.	41,374	0.0
8,335		H2O Retailing Corp.	132,023	0.1
29,600		Hakuhodo DY Holdings, Inc.	283,270	0.1
300		Hakuyosha Co., Ltd.	609	0.0
2,000		Happinet Corp.	24,894	0.0
1,500		Hard Off Corp. Co., Ltd.	11,471	0.0
1,400		Haruyama Trading Co., Ltd.	8,178	0.0
28,700		Haseko Corp.	230,830	0.1
4,700		Heiwa Corp.	93,647	0.0
1,464		Hiday Hidaka Corp.	45,848	0.0
2,000		Hikari Tsushin, Inc.	121,649	0.0
1,500		Hiramatsu, Inc.	8,087	0.0
3,400		HIS Co., Ltd.	95,985	0.0
7,200		Hitachi Koki Co., Ltd.	54,993	0.0
187,800		Honda Motor Co., Ltd.	5,509,730	1.5
1,210		Honeys Co., Ltd.	9,480	0.0
3,400		Hoosiers Holdings Co. Ltd.	15,215	0.0

See Accompanying Notes to Financial Statements

33

Voya Japan TOPIX Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

900		Ichibanya Co., Ltd.	38,090	0.0
3,000		Ichikawa Co., Ltd.	6,933	0.0
7,000		Ichikoh Industries Ltd.	14,805	0.0
12,020		Iida Group Holdings Co. Ltd.	146,422	0.1
1,600		Ikyu Corp.	17,866	0.0
2,500		Imasen Electric Industrial	34,928	0.0
2,000		Intage, Inc.	29,087	0.0
41,600		Isetan Mitsukoshi Holdings Ltd.	514,767	0.2
63,500		Isuzu Motors Ltd.	773,450	0.2
4,500		Izumi Co., Ltd.	158,082	0.1
20,000	@,L	Izutsuya Co., Ltd.	10,620	0.0
24,500		J Front Retailing Co., Ltd.	283,759	0.1
30,000	@,L	Janome Sewing Machine Co., Ltd.	33,517	0.0
2,000		Japan Vilene Co. Ltd.	10,189	0.0
8,000		Japan Wool Textile Co., Ltd.	52,542	0.0
1,000	L	Jin Co. Ltd.	24,986	0.0
700		Joban Kosan Co. Ltd.	876	0.0
5,000		Joshin Denki Co., Ltd.	40,628	0.0
900		Joyful Honda Co. Ltd.	31,293	0.0
5,500	L	JP-Holdings, Inc./Japan	16,953	0.0
15,670		JVC Kenwood Holdings, Inc.	34,082	0.0
5,086	@	Kadokawa Dwango Corp.	80,888	0.0
4,600	L	Kappa Create Co., Ltd.	43,735	0.0
4,000		Kasai Kogyo Co., Ltd.	35,246	0.0
400		Kawai Musical Instruments Manufacturing Co., Ltd.	8,038	0.0
22,000		KYB Co. Ltd.	93,533	0.0
5,800		Keihin Corp.	86,087	0.0
6,700	L	Keiyo Co., Ltd.	31,711	0.0
120,000	@	Kimuratan Corp.	9,016	0.0
11,000	@	Kinki Nippon Tourist Co., Ltd.	13,838	0.0
5,000	@	Kintetsu Department Store Co. Ltd	12,903	0.0
7,000		Kinugawa Rubber Industrial Co., Ltd.	29,774	0.0
1,800		Kisoji Co., Ltd.	29,608	0.0
2,900		Kohnan Shoji Co., Ltd.	32,583	0.0
12,000		Koito Manufacturing Co., Ltd.	367,101	0.1
3,800		Kojima Co., Ltd.	9,326	0.0
7,000		Komatsu Seiren Co., Ltd.	32,859	0.0
2,900		Komeri Co., Ltd.	62,759	0.0
2,400		Konaka Co., Ltd.	12,440	0.0
2,200		Kourakuen Corp.	29,430	0.0
4,860		Ks Holdings Corp.	127,747	0.1
700		Kura Corp.	19,705	0.0
23,000		Kurabo Industries Ltd.	35,553	0.0
1,600	L	Kyoritsu Maintenance Co., Ltd.	76,911	0.0
1,300		LEC, Inc.	13,762	0.0
5,200		Look, Inc.	9,953	0.0
900		Mars Engineering Corp.	15,393	0.0
24,100		Marui Group Co., Ltd.	217,375	0.1
4,500		Matsuya Co., Ltd.	59,640	0.0
800		Matsuya Foods Co., Ltd.	16,807	0.0

62,600		Mazda Motor Corp.	1,503,375	0.4
3,700		Meiko Network Japan Co., Ltd.	37,621	0.0
1,800		Meiwa Estate Co., Ltd.	7,610	0.0
3,000		Misawa Homes Co., Ltd.	25,502	0.0
4,400		Mitsuba Corp.	78,409	0.0
75,300		Mitsubishi Motors Corp.	687,901	0.2
2,000		Mitsui Home Co., Ltd.	8,306	0.0
13,000		Mizuno Corp.	63,537	0.0
600		Monogatari Corp.	18,739	0.0
3,000		MOS Food Services, Inc.	55,377	0.0
4,100		Mr Max Corp.	9,671	0.0
2,600		Musashi Seimitsu Industry Co., Ltd.	49,179	0.0
15,000	@	Naigai Co., Ltd.	7,692	0.0
1,800		Nakayamafuku Co., Ltd.	13,015	0.0
22,700		Namco Bandai Holdings, Inc.	480,588	0.1
2,400		Next Co. Ltd	19,484	0.0
18,700		NGK Spark Plug Co., Ltd.	568,207	0.2
17,100		NHK Spring Co., Ltd.	148,793	0.1
10,000		Nice Holdings, Inc.	15,817	0.0
5,100		Nifco, Inc.	164,967	0.1
1,300		Nihon Eslead Corp.	13,262	0.0
38,300		Nikon Corp.	508,889	0.2
50		Nippon Columbia Co. Ltd.	179	0.0
1,800		Nippon Felt Co., Ltd.	8,012	0.0
9,000		Nippon Piston Ring Co., Ltd.	18,427	0.0
18,200		Nippon Television Network Corp.	267,144	0.1
6,000		Nishimatsuya Chain Co., Ltd.	48,760	0.0
293,600		Nissan Motor Co., Ltd.	2,560,712	0.7
8,400		Nissan Shatai Co., Ltd.	101,953	0.0
11,000	L	Nissei Build Kogyo Co., Ltd.	26,715	0.0
2,900	L	Nissen Holdings Co., Ltd.	8,194	0.0
15,000		Nisshinbo Industries, Inc.	154,661	0.1
4,900		Nissin Kogyo Co., Ltd.	68,053	0.0
8,500		Nitori Co., Ltd.	456,692	0.1
10,100		NOK Corp.	257,080	0.1
2,800		Noritsu Koki Co., Ltd.	15,463	0.0
2,000		Ohashi Technica, Inc.	26,327	0.0
600		Ohsho Food Service Corp.	21,777	0.0
17,000		Onward Kashiyama Co., Ltd.	102,209	0.0
6,000		Oriental Land Co., Ltd.	1,383,684	0.4
6,100		Pacific Industrial Co., Ltd.	47,298	0.0
1,000		Pal Co., Ltd.	27,334	0.0
3,600		Paltac Corp.	41,474	0.0
10,000		PanaHome Corp.	63,646	0.0
252,300		Panasonic Corp.	2,971,700	0.8
2,600		Parco Co., Ltd.	21,255	0.0
4,400		Paris Miki Holdings, Inc.	17,345	0.0
3,800		PGM Holdings K K	36,006	0.0
1,100		PIA Corp.	18,574	0.0
900		Piolax, Inc.	38,373	0.0

See Accompanying Notes to Financial Statements

34

Voya Japan TOPIX Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

30,200	@	Pioneer Corp.	57,419	0.0
2,600		Plenus Co., Ltd.	46,244	0.0
1,850		Adastria Holdings Co. Ltd	48,381	0.0
9,000		Press Kogyo Co., Ltd.	31,856	0.0
94,600		Rakuten, Inc.	1,315,490	0.4
1,300		Renaissance, Inc.	12,600	0.0
7,400		Resorttrust, Inc.	162,018	0.1
2,200		Right On Co., Ltd.	13,557	0.0
8,000		Riken Corp.	30,137	0.0
1,600		Ringer Hut Co., Ltd.	25,857	0.0
3,600		Rinnai Corp.	241,892	0.1
3,940	L	Riso Kyoiku Co. Ltd.	7,835	0.0
6,600		Round One Corp.	38,465	0.0
3,700		Royal Holdings Co., Ltd.	51,492	0.0
2,400		Ryohin Keikaku Co., Ltd.	295,797	0.1
5,000	L	Sagami Chain Co., Ltd.	44,546	0.0
1,900		Saizeriya Co., Ltd.	25,067	0.0
9,000		Sakai Ovex Co., Ltd.	13,122	0.0
600		San Holdings, Inc.	9,031	0.0
12,000		Sanden Corp.	64,144	0.0
4,500		Sangetsu Co., Ltd.	108,984	0.0
6,400		Sankyo Co., Ltd.	219,545	0.1
4,700		Sankyo Seiko Co., Ltd.	18,411	0.0
5,800	L	Sanrio Co., Ltd.	143,304	0.1
5,000		Sanyo Electric Railway Co. Ltd	18,313	0.0
11,000		Sanyo Shokai Ltd.	26,673	0.0
4,800		Scroll Corp.	11,316	0.0
21,600		Sega Sammy Holdings, Inc.	276,354	0.1
14,000		Seiko Holdings Corp.	78,053	0.0
6,600		Seiren Co., Ltd.	50,979	0.0
48,000		Sekisui Chemical Co., Ltd.	577,487	0.2
68,400		Sekisui House Ltd.	900,006	0.3
6,800		Senshukai Co., Ltd.	47,241	0.0
170,000	L	Sharp Corp.	376,090	0.1
5,600		Shimachu Co., Ltd.	135,723	0.1
2,400		Shimamura Co., Ltd.	207,113	0.1
9,200		Shimano, Inc.	1,191,600	0.3
2,400		Shimojima Co., Ltd.	20,283	0.0
5,000		Shinyei Kaisha	8,170	0.0
5,000		Shiroki Corp.	13,647	0.0
1,400		Shobunsha Publications, Inc.	10,239	0.0
16,000	L	Shochiku Co., Ltd.	155,476	0.1
6,300		Showa Corp.	58,195	0.0
16,900		Sky Perfect Jsat Corp.	99,724	0.0
2,800		Skylark Co. Ltd.	28,262	0.0
133,812		Sony Corp.	2,731,003	0.8
1,200		St. Marc Holdings Co., Ltd.	68,875	0.0
14,800		Stanley Electric Co., Ltd.	319,583	0.1
6,300		Start Today Co. Ltd.	130,907	0.1
1,800		Starts Corp., Inc.	23,610	0.0
1,300		Studio Alice Co., Ltd.	17,775	0.0
10,000		Suminoe Textile Co., Ltd.	23,593	0.0
17,700		Sumitomo Forestry Co., Ltd.	173,099	0.1
17,100		Sumitomo Rubber Industries, Inc.	254,210	0.1
43,700		Suzuki Motor Corp.	1,309,573	0.4

19,000	@,L	Yamada SxL Home Co. Ltd	16,522	0.0
7,000		T RAD Co., Ltd.	14,620	0.0
2,600		Tachi-S Co., Ltd.	35,718	0.0
2,500		Taiho Kogyo Co., Ltd.	27,116	0.0
2,400		Takamatsu Construction Group Co., Ltd.	48,490	0.0
30,000		Takashimaya Co., Ltd.	239,541	0.1
3,800	L	Takata Corp.	45,813	0.0
1,040		Take And Give Needs Co., Ltd.	8,428	0.0
2,000		Takihyo Co., Ltd.	6,864	0.0
2,300		Tamron Co., Ltd.	45,603	0.0
4,000		TBK Co., Ltd.	22,393	0.0
2,400		TPR Co., Ltd.	60,625	0.0
3,000		T-Gaia Corp.	29,604	0.0
1,900		Toa Corp./Hyogo	19,422	0.0
11,000		Toabo Corp.	6,937	0.0
10,000		Toei Co., Ltd.	57,225	0.0
15,200		Toho Co., Ltd.	344,881	0.1
5,500		Tokai Rika Co., Ltd.	115,451	0.0
4,800		Tokai Rubber Industries, Inc.	36,089	0.0
820		Token Corp.	33,085	0.0
12,300		Tokyo Broadcasting System, Inc.	144,363	0.1
1,050		Tokyo Derica Co. Ltd.	13,485	0.0
18,000		Tokyo Dome Corp.	79,077	0.0
17,000	L	Tokyotokeiba Co., Ltd.	42,050	0.0
5,900		Tomy Co., Ltd.	31,008	0.0
4,000		Tonichi Carlife Group, Inc.	9,386	0.0
4,900		Topre Corp.	70,187	0.0
2,200		Toridoll.corp	30,913	0.0
9,500		Toyo Tire & Rubber Co., Ltd.	186,425	0.1
6,400		Toyoda Gosei Co., Ltd.	128,731	0.1
7,600		Toyota Boshoku Corp.	100,896	0.0
18,900		Toyota Industries Corp.	968,658	0.3
287,160		Toyota Motor Corp.	17,895,063	5.0
4,200		TS Tech Co., Ltd.	98,233	0.0
11,850		TSI Holdings Co. Ltd.	69,658	0.0
600		Tsutsumi Jewelry Co., Ltd.	12,761	0.0
6,300		TV Asahi Corp.	99,231	0.0
2,300		Tv Tokyo Holdings Corp.	52,208	0.0
3,700		Unipres Corp.	60,614	0.0
3,100		United Arrows Ltd.	86,574	0.0
75,000	@	Unitika Ltd.	38,581	0.0
3,100	L	U-Shin Ltd.	18,179	0.0
26,400		USS Co., Ltd.	405,628	0.1
1,200		ValueCommerce Co. Ltd.	6,112	0.0
15,000		Wacoal Holdings Corp.	151,421	0.1
2,600	L	WATAMI Co., Ltd.	24,074	0.0
300		Wowow, Inc.	12,486	0.0
2,500		Xebio Co., Ltd.	41,615	0.0
75,800	L	Yamada Denki Co., Ltd.	254,318	0.1
15,600		Yamaha Corp.	229,942	0.1
32,100		Yamaha Motor Co., Ltd.	642,234	0.2
2,900		Yamato International, Inc.	10,014	0.0
1,500		Yellow Hat Ltd.	30,673	0.0
5,300		Yokohama Reito Co., Ltd.	35,478	0.0

See Accompanying Notes to Financial Statements

35

Voya Japan TOPIX Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

24,000		Yokohama Rubber Co., Ltd.	218,528	0.1
5,000		Yomiuri Land Co., Ltd.	20,699	0.0
1,600		Yorozu Corp.	26,544	0.0
6,800		Yoshinoya D&C Co., Ltd.	78,246	0.0
2,400		Zenrin Co., Ltd.	27,415	0.0
8,200	L	Zensho Holdings Co., Ltd.	67,337	0.0
			75,698,254	20.9

		Consumer Staples: 7.3%
84,745	L	Aeon Co., Ltd.	851,644	0.2
2,300		Aeon Hokkaido Corp.	13,662	0.0
2,600		Ain Pharmaciez, Inc.	74,553	0.0
55,000		Ajinomoto Co., Inc.	1,023,929	0.3
4,500		Arcs Co., Ltd.	92,894	0.0
2,400		Ariake Japan Co., Ltd.	58,357	0.0
2,300		Artnature, Inc.	25,619	0.0
46,800		Asahi Group Holdings, Ltd.	1,447,867	0.4
600		Belc Co., Ltd.	18,216	0.0
8,700		Calbee, Inc.	299,687	0.1
2,100		Cawachi Ltd.	31,124	0.0
2,200		CFS Corp.	12,734	0.0
3,300		Chubu Shiryo Co., Ltd.	18,806	0.0
6,670		Coca-Cola Central Japan Co., Ltd.	101,841	0.0
7,300		Coca-Cola West Co., Ltd.	100,666	0.0
2,620		Cocokara Fine Holdings, Inc.	64,862	0.0
1,200		Cosmos Pharmaceutical Corp.	163,951	0.1
1,300		Create SD Holdings	41,539	0.0
800		Daikokutenbussan Co., Ltd.	22,968	0.0
1,600		Dr Ci:Labo Co., Ltd.	54,642	0.0
1,200		Dydo Drinco, Inc.	49,939	0.0
5,000		Ezaki Glico Co., Ltd.	174,787	0.1
6,600		FamilyMart Co., Ltd.	248,581	0.1
5,200		Fancl Corp.	73,977	0.0
24,680		Feed One Holdings Co. Ltd.	22,459	0.0
6,500		Fuji Oil Co., Ltd.	83,085	0.0
2,000		Fujicco Co., Ltd.	33,255	0.0
19,000		Fujiya Co., Ltd.	30,971	0.0
200		Genky Stores, Inc.	12,777	0.0
900		Harashin Narus Holdings Co., Ltd.	19,641	0.0
12,000	@	Hayashikane Sangyo Co., Ltd.	7,843	0.0
3,800		Heiwado Co., Ltd.	73,345	0.0
2,900		Hokuto Corp.	48,284	0.0
9,100		House Foods Corp.	157,049	0.1
3,300		Inageya Co., Ltd.	33,386	0.0
6,700	L	Ito En Ltd.	121,342	0.0
1,000		Itochu-Shokuhin Co., Ltd.	31,355	0.0
12,000		Itoham Foods, Inc.	63,169	0.0
129,800		Japan Tobacco, Inc.	3,572,458	1.0
17,000		J-Oil Mills, Inc.	55,121	0.0
9,900	L	Kagome Co., Ltd.	150,558	0.1
1,100		Kameda Seika Co. Ltd.	33,813	0.0
60,400		Kao Corp.	2,381,847	0.7
2,100		Kasumi Co., Ltd.	17,683	0.0
2,800		Kato Sangyo Co., Ltd.	52,745	0.0

11,900		Kewpie Corp.	221,844	0.1
2,600		KEY Coffee, Inc.	36,180	0.0
20,000		Kikkoman Corp.	490,180	0.1
98,800		Kirin Brewery Co., Ltd.	1,227,678	0.4
3,800		Kobayashi Pharmaceutical Co., Ltd.	221,111	0.1
3,700		Kose Corp.	144,634	0.1
700		Kusuri No Aoki Co. Ltd.	38,042	0.0
10,000		Kyokuyo Co. Ltd.	22,875	0.0
7,800		Lawson, Inc.	471,339	0.1
2,000		Life Corp.	27,979	0.0
26,000	L	Lion Corp.	135,595	0.1
2,600		Mandom Corp.	85,368	0.0
7,000		Marudai Food Co., Ltd.	24,039	0.0
8,000		Maruetsu, Inc.	34,971	0.0
4,900		Maruha Nichiro Corp.	73,296	0.0
4,600		Matsumotokiyoshi Holdings Co., Ltd.	131,899	0.1
4,900		Megmilk Snow Brand Co., Ltd.	58,491	0.0
6,900		MEIJI Holdings Co., Ltd.	627,757	0.2
700		Meito Sangyo Co., Ltd.	6,951	0.0
1,512		Milbon Co., Ltd.	41,162	0.0
700		Ministop Co., Ltd.	9,289	0.0
2,500		Mitsubishi Shokuhin Co. Ltd.	54,425	0.0
15,000		Mitsui Sugar Co., Ltd.	49,283	0.0
14,000		Miyoshi Oil & Fat Co., Ltd.	15,914	0.0
26,000		Morinaga & Co., Ltd.	68,174	0.0
26,000		Morinaga Milk Industry Co., Ltd.	89,872	0.0
7,000		Morozoff Ltd.	21,711	0.0
1,000		Nagatanien Co., Ltd.	9,094	0.0
2,000		Nakamuraya Co., Ltd.	7,788	0.0
2,000		Natori Co., Ltd.	21,847	0.0
25,000		Nichirei Corp.	113,131	0.0
510		Nihon Chouzai Co., Ltd.	17,158	0.0
18,000		Nippon Beet Sugar Manufacturing Co., Ltd.	31,086	0.0
15,000		Nippon Flour Mills Co., Ltd.	66,677	0.0
16,000		NH Foods Ltd.	350,053	0.1
30,800		Nippon Suisan Kaisha Ltd.	95,768	0.0
12,000		Nisshin Oillio Group Ltd.	41,942	0.0
26,345		Nisshin Seifun Group, Inc.	255,045	0.1
9,600		Nissin Food Products Co., Ltd.	457,566	0.1
1,000		Noevir Holdings Co. Ltd.	17,437	0.0
9,000		Oenon Holdings, Inc.	16,162	0.0
1,000		OIE Sangyo Co., Ltd.	6,963	0.0
2,000		Okuwa Co., Ltd.	15,352	0.0
2,300		Olympic Group Corp.	16,672	0.0
3,500		Pigeon Corp.	204,071	0.1
2,500		Pola Orbis Holdings, Inc.	99,920	0.0
9,000		Prima Meat Packers Ltd.	20,253	0.0
1,500		Rock Field Co., Ltd.	24,405	0.0
1,100		S Foods, Inc.	21,758	0.0
1,800		Sakata Seed Corp.	30,041	0.0

See Accompanying Notes to Financial Statements

36

Voya Japan TOPIX Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

1,400		San-A Co., Ltd.	47,306	0.0
38,000		Sapporo Holdings Ltd.	160,586	0.1
86,500		Seven & I Holdings Co., Ltd.	3,111,522	0.9
38,400		Shiseido Co., Ltd.	538,537	0.2
4,000		Showa Sangyo Co., Ltd.	16,042	0.0
600		Sogo Medical Co., Ltd.	30,409	0.0
2,400		ST Corp.	20,074	0.0
5,000		Starzen Co., Ltd.	17,456	0.0
3,900		Sugi Holdings Co., Ltd.	159,196	0.1
4,500		Sundrug Co., Ltd.	183,952	0.1
13,800		Suntory Beverage & Food Ltd.	476,780	0.1
20,000		Takara Holdings, Inc.	129,716	0.1
4,000		Tobu Store Co., Ltd.	9,503	0.0
7,000		Toho Co., Ltd./Hyogo	25,972	0.0
2,900		Torigoe Co., Ltd.	18,587	0.0
12,000		Toyo Suisan Kaisha Ltd.	386,387	0.1
4,200		Tsuruha Holdings, Inc.	243,025	0.1
43,100		Uni-Charm Corp.	1,033,068	0.3
3,700		Aderans Co. Ltd.	34,815	0.0
21,000		UNY Co., Ltd.	106,905	0.0
4,500		Valor Co., Ltd.	79,702	0.0
2,300		Warabeya Nichiyo Co., Ltd.	38,693	0.0
1,680		Welcia Holdings Co. Ltd	49,742	0.0
1,500		Yaizu Suisankagaku Industry Co., Ltd.	13,041	0.0
12,500		Yakult Honsha Co., Ltd.	659,812	0.2
11,000		Yamatane Corp.	15,782	0.0
630		Yamaya Corp.	8,253	0.0
18,000		Yamazaki Baking Co., Ltd.	222,107	0.1
1,200		Yaoko Co., Ltd.	69,242	0.0
2,000		Yomeishu Seizo Co., Ltd.	15,362	0.0
1,000		Yonekyu Corp.	15,007	0.0
			26,375,860	7.3

		Energy: 0.9%
4,700		AOC Holdings, Inc.	14,290	0.0
61,000		Cosmo Oil Co., Ltd.	86,671	0.0
10,400		Idemitsu Kosan Co., Ltd.	171,738	0.0
121,000		Inpex Holdings, Inc.	1,347,090	0.4
2,600		Itochu Enex Co., Ltd.	18,331	0.0
700	L	Japan Drilling Co. Ltd.	24,830	0.0
4,000		Japan Oil Transportation Co., Ltd.	7,733	0.0
3,300		Japan Petroleum Exploration Co.	103,677	0.0
240,910		JX Holdings, Inc.	937,527	0.3
3,800		Mitsuuroko Co., Ltd.	17,483	0.0
2,300	L	Modec, Inc.	38,607	0.0
9,500		Nippon Coke & Engineering Co., Ltd.	8,898	0.0
3,600		Nippon Gas Co., Ltd.	81,188	0.0
3,500		Sala Corp.	17,621	0.0
4,000		San-Ai Oil Co., Ltd.	26,801	0.0
5,100		Shinko Plantech Co., Ltd.	35,738	0.0
19,600	L	Showa Shell Sekiyu KK	193,069	0.1
8,000		Sinanen Co., Ltd.	29,532	0.0
35,000	L	TonenGeneral Sekiyu KK	298,781	0.1

9,000		Toyo Kanetsu K K	18,256	0.0
			3,477,861	0.9

		Financials: 17.3%
32,000		77 Bank Ltd.	168,176	0.1
43,800	@,L	Acom Co., Ltd.	133,715	0.1
13,000	L	AEON Financial Service Co., Ltd.	256,762	0.1
13,170		Aeon Mall Co., Ltd.	233,385	0.1
1,000		Aichi Bank Ltd.	49,432	0.0
32,600	@,L	Aiful Corp.	109,861	0.0
3,700		Airport Facilities Co., Ltd.	22,157	0.0
14,000		Akita Bank Ltd.	38,483	0.0
1,000	@	Anicom Holdings, Inc.	11,613	0.0
20,000		Aomori Bank Ltd.	57,891	0.0
126,000		Aozora Bank Ltd.	390,039	0.1
9,400		Ashikaga Holdings Co. Ltd.	37,850	0.0
20,000		Awa Bank Ltd.	106,944	0.0
1,600		Bank of Iwate Ltd.	68,812	0.0
38,000		Bank of Kyoto Ltd.	317,666	0.1
20,000		Bank of Nagoya Ltd.	73,992	0.0
1,700		Bank of Okinawa Ltd.	69,263	0.0
12,000		Bank of Saga Ltd.	27,250	0.0
4,300		Bank of the Ryukyus Ltd.	60,614	0.0
137,000		Bank of Yokohama Ltd.	744,086	0.2
5,000		Century Leasing System, Inc.	124,575	0.1
80,000		Chiba Bank Ltd.	524,232	0.2
5,100		Chiba Kogyo Bank Ltd.	35,443	0.0
15,400		Chugoku Bank Ltd.	209,916	0.1
15,000		Chukyo Bank Ltd.	26,823	0.0
16,300		Credit Saison Co., Ltd.	303,121	0.1
6,800		Daibiru Corp.	63,963	0.0
129,600		Dai-ichi Life Insurance Co., Ltd.	1,967,309	0.6
31,000		Daikyo, Inc.	47,916	0.0
23,000		Daisan Bank Ltd.	38,285	0.0
30,000		Daishi Bank Ltd.	99,575	0.0
13,000		Daito Bank Ltd.	15,158	0.0
9,000		Daito Trust Construction Co., Ltd.	1,020,941	0.3
66,300		Daiwa House Industry Co., Ltd.	1,252,490	0.4
195,000		Daiwa Securities Group, Inc.	1,526,877	0.4
500		eGuarantee, Inc.	7,290	0.0
17,000		Ehime Bank Ltd.	35,864	0.0
14,000		Eighteenth Bank Ltd.	39,072	0.0
11,800	L	FIDEA Holdings Co., Ltd.	21,428	0.0
900		Financial Products Group Co. Ltd.	10,761	0.0
19,000		Fukui Bank Ltd.	42,195	0.0
82,000		Fukuoka Financial Group, Inc.	422,748	0.1
34,000		Fukushima Bank Ltd.	26,455	0.0
2,200		Fuyo General Lease Co., Ltd.	75,957	0.0
900		GCA Savvian Corp.	8,575	0.0
1,720		Goldcrest Co., Ltd.	31,807	0.0
46,000		Gunma Bank Ltd.	298,518	0.1
38,000		Hachijuni Bank Ltd.	244,097	0.1
4,600		Heiwa Real Estate Co., Ltd.	69,680	0.0

See Accompanying Notes to Financial Statements

37

Voya Japan TOPIX Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

12,000		Higashi-Nippon Bank Ltd.	33,422	0.0
17,000		Higo Bank Ltd.	90,040	0.0
60,000		Hiroshima Bank Ltd.	285,577	0.1
4,400		Hitachi Capital Corp.	96,841	0.0
25,000		Hokkoku Bank Ltd.	80,151	0.0
29,000		Hokuetsu Bank Ltd.	52,543	0.0
138,000		Hokugin Financial Group, Inc.	278,282	0.1
20,000		Hyakugo Bank Ltd.	82,512	0.0
26,000		Hyakujushi Bank Ltd.	84,930	0.0
4,200		IBJ Leasing Co., Ltd.	83,344	0.0
4,500		Ichiyoshi Securities Co., Ltd.	48,405	0.0
2,500		IwaiCosmo Holdings, Inc.	27,981	0.0
22,000		Iyo Bank Ltd.	238,276	0.1
12,000		Jaccs Co., Ltd.	60,799	0.0
3,100		Jafco Co., Ltd.	106,151	0.0
20,000	@	Japan Asia Investment Co., Ltd.	13,051	0.0
11,111		Japan Securities Finance Co., Ltd.	56,022	0.0
13,700		Jimoto Holdings, Inc.	25,987	0.0
800		Jowa Holdings Co. Ltd	23,636	0.0
74,000		Joyo Bank Ltd.	366,440	0.1
26,000		Juroku Bank Ltd.	92,026	0.0
10,200		kabu.com Securities Co., Ltd.	50,040	0.0
14,000		Kagoshima Bank Ltd.	87,859	0.0
2,700		Kansai Urban Banking Corp.	27,941	0.0
5,900		Keihanshin Building Co. Ltd.	31,250	0.0
17,000		Keiyo Bank Ltd.	94,870	0.0
29,500		Kenedix, Inc.	134,328	0.1
1,200		Kita-Nippon Bank Ltd.	29,307	0.0
9,300		Kiyo Bank Ltd./The	119,181	0.1
7,000		Kosei Securities Co., Ltd.	13,763	0.0
3,100		Kyokuto Securities Co., Ltd.	49,153	0.0
24,000	@	Leopalace21 Corp.	151,406	0.1
6,400		Marusan Securities Co., Ltd.	42,932	0.0
11,800		Matsui Securities Co., Ltd.	102,103	0.0
17,000	L	Michinoku Bank Ltd.	31,643	0.0
5,000		Mie Bank Ltd.	11,328	0.0
8,000		Minato Bank Ltd.	14,137	0.0
5,000		Mito Securities Co., Ltd.	17,754	0.0
152,000		Mitsubishi Estate Co., Ltd.	3,202,773	0.9
1,649,100		Mitsubishi UFJ Financial Group, Inc.	9,060,534	2.5
52,400		Mitsubishi UFJ Lease & Finance Co., Ltd.	246,428	0.1
110,000		Mitsui Fudosan Co., Ltd.	2,949,711	0.8
64,011		MS&AD Insurance Group Holdings, Inc.	1,516,946	0.4
16,000		Miyazaki Bank Ltd.	49,946	0.0
2,828,000		Mizuho Financial Group, Inc.	4,740,585	1.3
26,000		Monex Beans Holdings, Inc.	61,912	0.0

800		MONEY SQUARE JAPAN, Inc.	9,428	0.0
3,600		Musashino Bank Ltd.	119,652	0.0
13,000		Nagano Bank Ltd.	23,193	0.0
22,000		Nanto Bank Ltd.	75,497	0.0
70,000		Nishi-Nippon City Bank Ltd.	201,414	0.1
45,950		NKSJ Holdings, Inc.	1,155,538	0.3
422,800		Nomura Holdings, Inc.	2,392,640	0.7
12,200		Nomura Real Estate Holdings, Inc.	208,772	0.1
33,000		North Pacific Bank Ltd.	127,398	0.1
12,000		NTT Urban Development Corp.	120,847	0.0
31,000		Ogaki Kyoritsu Bank Ltd.	93,470	0.0
15,000		Oita Bank Ltd.	52,974	0.0
16,000		Okasan Securities Group, Inc.	120,306	0.0
800		Open House Co. Ltd.	15,752	0.0
44,500	@	Orient Corp.	72,907	0.0
144,000		ORIX Corp.	1,811,923	0.5
30,100		Osaka Securities Exchange Co. Ltd.	701,667	0.2
1,800		Pocket Card Co., Ltd.	8,640	0.0
900		Relo Holdings, Inc.	64,345	0.0
234,200		Resona Holdings, Inc.	1,183,062	0.3
1,800		Ricoh Leasing Co., Ltd.	46,420	0.0
13,000		San-In Godo Bank Ltd.	97,753	0.0
24,260		Softbank Investment Corp.	265,056	0.1
19,230		Senshu Ikeda Holdings, Inc.	87,208	0.0
70,600		Seven Bank Ltd.	296,343	0.1
22,000		Shiga Bank Ltd.	117,201	0.0
13,000		Shikoku Bank Ltd.	27,269	0.0
1,200		Shimizu Bank Ltd.	29,361	0.0
180,000		Shinsei Bank Ltd.	313,275	0.1
60,000		Shizuoka Bank Ltd.	548,659	0.2
34,300	L	Hulic Co. Ltd.	342,903	0.1
19,900		Sony Financial Holdings, Inc.	293,030	0.1
155,652		Sumitomo Mitsui Financial Group, Inc.	5,627,244	1.6
447,440		Sumitomo Mitsui Trust Holdings, Inc.	1,713,824	0.5
920		Sumitomo Real Estate Sales Co., Ltd.	20,720	0.0
50,000		Sumitomo Realty & Development Co., Ltd.	1,703,458	0.5
2,300		Sun Frontier Fudousan Co., Ltd.	21,137	0.0
21,000		Suruga Bank Ltd.	385,917	0.1
73,500		T&D Holdings, Inc.	881,107	0.3
7,000		Taiko Bank Ltd.	12,842	0.0
8,000		Takara Leben Co., Ltd.	34,646	0.0
8,000		TOC Co., Ltd.	44,896	0.0
10,000		Tochigi Bank Ltd.	44,316	0.0
16,000		Toho Bank Ltd.	53,876	0.0
18,000		Tohoku Bank Ltd.	23,435	0.0
23,500		Tokai Tokyo Financial Holdings	160,359	0.1
83,900		Tokio Marine Holdings, Inc.	2,724,879	0.8
5,000		Tokyo Rakutenchi Co., Ltd.	21,158	0.0

See Accompanying Notes to Financial Statements

38

Voya Japan TOPIX Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

44,000		Tokyo Tatemono Co., Ltd.	320,216	0.1
15,000		Tokyo Theatres Co., Inc.	17,662	0.0
2,828	@	Tokyo TY Financial Group, Inc.	78,975	0.0
49,296		Tokyu Fudosan Holdings Corp.	342,031	0.1
11,000		Tomato Bank Ltd.	16,152	0.0
15,600		TOMONY Holdings, Inc.	66,801	0.0
3,600		Tosei Corp.	20,632	0.0
12,000		Tottori Bank Ltd.	23,449	0.0
13,000		Towa Bank Ltd.	10,987	0.0
11,000		Toyo Securities Co., Ltd.	31,441	0.0
10,300		Tsukuba Bank Ltd.	31,208	0.0
11,000	L	Yamagata Bank Ltd.	47,884	0.0
21,000		Yamaguchi Financial Group, Inc.	215,820	0.1
15,000		Yamanashi Chuo Bank Ltd.	60,705	0.0
4,900		Zenkoku Hosho Co. Ltd.	139,050	0.1
			62,554,038	17.3

		Health Care: 5.8%
23,800		Alfresa Holdings Corp.	287,408	0.1
1,600		As One Corp.	41,755	0.0
2,200		ASKA Pharmaceutical Co., Ltd.	23,607	0.0
249,700		Astellas Pharma, Inc.	3,476,349	1.0
1,800		BML, Inc.	47,834	0.0
21,600		Chugai Pharmaceutical Co., Ltd.	530,352	0.2
1,400	L	CMIC Co., Ltd.	21,905	0.0
900		Create Medic Co., Ltd.	7,723	0.0
71,000		Daiichi Sankyo Co., Ltd.	992,776	0.3
1,000		Daiken Medical Co. Ltd	9,296	0.0
15,100		Dainippon Sumitomo Pharma Co., Ltd.	146,226	0.0
600		Daito Pharmaceutical Co. Ltd.	9,442	0.0
2,200		Eiken Chemical Co., Ltd.	35,653	0.0
27,800		Eisai Co., Ltd.	1,075,114	0.3
3,400		EPS Co., Ltd.	40,037	0.0
1,700		FALCO SD Holdings Co., Ltd.	17,702	0.0
6,000		Fuso Pharmaceutical Industries Ltd.	14,756	0.0
6,000		Hisamitsu Pharmaceutical Co., Inc.	189,197	0.1
1,700		Hogy Medical Co., Ltd.	77,529	0.0
1,400		JCR Pharmaceuticals Co. Ltd.	27,090	0.0
9,000		Jeol Ltd.	46,221	0.0
8,000		Kaken Pharmaceutical Co., Ltd.	154,690	0.1
4,400		Kissei Pharmaceutical Co., Ltd.	115,422	0.0
6,500		Kyorin Co., Ltd.	120,453	0.0
25,000		Kyowa Hakko Kogyo Co., Ltd.	235,415	0.1
17,900		M3, Inc.	299,503	0.1
500		Mani, Inc.	29,747	0.0
20,300		Medipal Holdings Corp.	237,098	0.1

5,600		Miraca Holdings, Inc.	240,906	0.1
22,400		Mitsubishi Tanabe Pharma Corp.	328,353	0.1
1,900		Mochida Pharmaceutical Co., Ltd.	102,861	0.0
3,600		Nagaileben Co., Ltd.	58,530	0.0
6,300		Nichii Gakkan Co.	49,936	0.0
5,550		Nichi-iko Pharmaceutical Co., Ltd.	86,084	0.0
4,500		Nihon Kohden Corp.	221,744	0.1
8,000		Nikkiso Co., Ltd.	74,018	0.0
5,000		Nippon Chemiphar Co., Ltd.	22,652	0.0
5,000		Nippon Shinyaku Co., Ltd.	160,643	0.1
11,900	L	Nipro Corp.	102,488	0.0
1,400		Nissui Pharmaceutical Co., Ltd.	14,700	0.0
31,200	@	Olympus Corp.	1,092,947	0.3
9,900		Ono Pharmaceutical Co., Ltd.	876,502	0.3
43,400		Otsuka Holdings Co. Ltd.	1,301,185	0.4
1,900		Paramount Bed Holdings Co. Ltd.	50,081	0.0
10,000		Rohto Pharmaceutical Co., Ltd.	124,940	0.0
8,100		Santen Pharmaceutical Co., Ltd.	436,062	0.1
3,600		Sawai Pharmaceutical Co., Ltd.	206,820	0.1
4,500		Seikagaku Corp.	72,777	0.0
2,600	@,L	Shin Nippon Biomedical Laboratories Ltd.	17,042	0.0
34,100		Shionogi & Co., Ltd.	881,003	0.3
3,100		Ship Healthcare Holdings, Inc.	70,337	0.0
8,800		Suzuken Co., Ltd.	243,086	0.1
16,200		Sysmex Corp.	718,996	0.2
1,500		Taiko Pharmaceutical Co. Ltd.	25,022	0.0
5,200		Taisho Pharmaceutical Holdings Co. Ltd.	317,723	0.1
82,100		Takeda Pharmaceutical Co., Ltd.	3,398,760	0.9
31,800		Terumo Corp.	721,741	0.2
7,000		Toho Holdings Co., Ltd.	101,924	0.0
1,600		Tokai Corp./Gifu	47,858	0.0
2,100		Torii Pharmaceutical Co., Ltd.	51,321	0.0
1,400		Towa Pharmaceutical Co., Ltd.	61,942	0.0
2,000		Tsukui Corp.	17,043	0.0
6,400	L	Tsumura & Co.	141,524	0.0
5,300		Vital KSK Holdings, Inc.	39,861	0.0
5,000		Wakamoto Pharmaceutical Co., Ltd.	10,945	0.0
4,000		ZERIA Pharmaceutical Co., Ltd.	66,113	0.0
			20,866,770	5.8

		Industrials: 21.0%
1,800		Advan Co., Ltd.	17,687	0.0
1,800		Aeon Delight Co., Ltd.	41,939	0.0
7,300		Aica Kogyo Co., Ltd.	150,753	0.1

See Accompanying Notes to Financial Statements

39

Voya Japan TOPIX Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

4,800		Aichi Corp.	22,756	0.0
5,800		Aida Engineering Ltd.	52,167	0.0
414,000		All Nippon Airways Co., Ltd.	1,023,670	0.3
33,300		Amada Co., Ltd.	285,341	0.1
3,000		Anest Iwata Corp.	20,292	0.0
6,000	@	Arrk Corp.	6,981	0.0
6,300		Asahi Diamond Industrial Co., Ltd.	65,867	0.0
105,000	L	Asahi Glass Co., Ltd.	511,159	0.2
3,600		Asahi Kogyosha Co., Ltd.	12,480	0.0
6,000	@	Asanuma Corp.	7,811	0.0
1,500		Asunaro Aoki Construction Co., Ltd.	9,960	0.0
3,000		Bando Chemical Industries Ltd.	10,815	0.0
4,000		Bunka Shutter Co., Ltd.	32,280	0.0
23,000		Central Glass Co., Ltd.	83,413	0.0
18,900		Central Japan Railway Co.	2,832,663	0.8
1,900		Central Security Patrols Co., Ltd.	18,416	0.0
18,000		Chiyoda Corp.	149,130	0.1
1,300		Chiyoda Integre Co., Ltd.	22,666	0.0
4,000		Chudenko Corp.	61,817	0.0
5,000		Chugai Ro Co., Ltd.	11,323	0.0
5,900		CKD Corp.	56,086	0.0
10,200		COMSYS Holdings Corp.	139,534	0.1
4,000		Cosel Co., Ltd.	40,939	0.0
1,000		CTI Engineering Co., Ltd.	12,695	0.0
63,000		Dai Nippon Printing Co., Ltd.	567,413	0.2
6,000		Dai-Dan Co., Ltd.	36,280	0.0
9,500		Daifuku Co., Ltd.	106,296	0.0
12,000		Daihen Corp.	60,316	0.0
7,000	L	Daiho Corp.	32,088	0.0
21,000	@,L	Daiichi Chuo KK	8,662	0.0
9,000		Daiichi Jitsugyo Co., Ltd.	44,909	0.0
30,000		Daikin Industries Ltd.	1,923,722	0.5
3,500		Daiseki Co., Ltd.	60,469	0.0
2,000		Daiwa Industries Ltd.	12,515	0.0
1,400		Daiwa Odakyu Construction	9,659	0.0
1,200		Denyo Co., Ltd.	17,899	0.0
600		Dream Incubator, Inc.	14,482	0.0
7,000		Duskin Co., Ltd.	102,792	0.0
38,500		East Japan Railway Co.	2,901,778	0.8
45,000		Ebara Corp.	184,391	0.1
700		Ebara Jitsugyo Co. Ltd.	8,424	0.0
900		Emori Group Holdings Co. Ltd	8,219	0.0
700		Endo Lighting Corp.	7,630	0.0
10,000	@	Enshu Ltd.	9,564	0.0
21,800		Fanuc Ltd.	3,594,393	1.0
13,800		Fudo Tetra Corp.	28,152	0.0
60,000		Fuji Electric Holdings Co., Ltd.	239,213	0.1
6,300		Fuji Machine Manufacturing Co., Ltd.	58,356	0.0
30,000		Fujikura Ltd.	123,369	0.1
7,000		Fujitec Co., Ltd.	74,297	0.0
3,000		Fukuda Corp.	25,321	0.0

1,600		Fukushima Industries Corp.	25,597	0.0
15,000	L	Fukuyama Transporting Co., Ltd.	81,058	0.0
4,000		FULLCAST Holdings Co., Ltd.	15,899	0.0
3,800		Funai Soken Holdings, Inc.	31,203	0.0
35,000		Furukawa Co., Ltd.	60,092	0.0
63,000		Furukawa Electric Co., Ltd.	104,512	0.0
4,500		Futaba Corp.	65,289	0.0
1,000		Gakujo Co., Ltd.	8,724	0.0
1,100		Gecoss Corp.	16,346	0.0
7,000		Glory Ltd.	188,588	0.1
41,000		GS Yuasa Corp.	174,322	0.1
600		Hamakyorex Co., Ltd.	18,478	0.0
139,000		Hankyu Hanshin Holdings, Inc.	745,609	0.2
23,000		Hanwa Co., Ltd.	81,019	0.0
14,800		Hazama Ando Corp.	95,141	0.0
2,200		Hibiya Engineering Ltd.	29,965	0.0
27,600		Hino Motors Ltd.	363,308	0.1
5,000		Hisaka Works Ltd.	40,468	0.0
9,600		Hitachi Construction Machinery Co., Ltd.	202,975	0.1
4,900		Hitachi Transport System Ltd.	59,988	0.0
17,300		Hitachi Zosen Corp.	99,994	0.0
1,000		Hokuetsu Industries Co. Ltd.	9,122	0.0
4,800		Hoshizaki Electric Co., Ltd.	231,302	0.1
5,000		Hosokawa Micron Corp.	28,764	0.0
2,000		Howa Machinery Ltd.	12,518	0.0
4,000		Ichinen Holdings Co., Ltd.	35,251	0.0
1,000		Idec Corp.	8,547	0.0
152,000		IHI Corp.	769,798	0.2
8,200		Iino Kaiun Kaisha Ltd.	45,611	0.0
3,200		Inaba Denki Sangyo Co., Ltd.	103,319	0.0
500		Inaba Seisakusho Co., Ltd.	5,547	0.0
7,200		Inabata & Co., Ltd.	64,708	0.0
1,330		Inui Warehouse Co. Ltd.	10,716	0.0
22,000	L	Iseki & Co., Ltd.	41,602	0.0
169,700		Itochu Corp.	1,811,564	0.5
2,600		Itoki Corp.	13,373	0.0
6,000		Iwasaki Electric Co., Ltd.	11,995	0.0
24,000		Iwatani International Corp.	157,254	0.1
38,700		Japan Airlines Co. Ltd.	1,147,419	0.3
7,100		Japan Airport Terminal Co., Ltd.	279,200	0.1
50		Japan Bridge Corp.	120	0.0
16,000		Japan Pulp & Paper Co., Ltd.	43,892	0.0
34,000	L	Japan Steel Works Ltd.	120,296	0.1
7,000		Japan Transcity Corp.	21,736	0.0
24,000		JGC Corp.	494,083	0.2
2,600		JK Holdings Co., Ltd.	12,754	0.0
31,270		LIXIL Group Corp.	658,101	0.2
22,600		JTEKT Corp.	380,353	0.1
20,000		Juki Corp.	70,748	0.0

See Accompanying Notes to Financial Statements

40

Voya Japan TOPIX Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

104,000		Kajima Corp.	427,683	0.1
26,000		Kamigumi Co., Ltd.	231,603	0.1
2,000		Kanaden Corp.	13,544	0.0
3,000		Kanagawa Chuo Kotsu Co., Ltd.	14,439	0.0
2,900		Kanamoto Co., Ltd.	78,416	0.0
10,000		Kandenko Co., Ltd.	57,392	0.0
51,000		Kanematsu Corp.	72,618	0.0
3,400		Katakura Industries Co., Ltd.	35,896	0.0
6,000		Kato Works Co., Ltd.	48,451	0.0
700		Kawada Technologies, Inc.	23,384	0.0
153,000		Kawasaki Heavy Industries Ltd.	695,774	0.2
89,000		Kawasaki Kisen Kaisha Ltd.	237,762	0.1
46,000		Keihan Electric Railway Co., Ltd.	246,158	0.1
55,000		Keihin Electric Express Railway Co., Ltd.	406,933	0.1
58,000		Keio Corp.	417,228	0.1
32,000		Keisei Electric Railway Co., Ltd.	389,103	0.1
3,300		Kimura Chemical Plants Co., Ltd.	14,207	0.0
900		Kimura Unity Co., Ltd.	7,428	0.0
16,000		Kinden Corp.	161,611	0.1
2,000		King Jim Co., Ltd.	12,335	0.0
3,000		Kinki Sharyo Co., Ltd.	8,162	0.0
209,000		Kintetsu Corp.	687,172	0.2
1,900		Kintetsu World Express, Inc.	72,907	0.0
14,000		Kitagawa Iron Works Co., Ltd.	25,364	0.0
8,000		Kitano Construction Corp.	25,627	0.0
2,200		Kito Corp.	21,727	0.0
10,800		Kitz Corp.	44,111	0.0
4,000	@	Kobe Electric Railway Co. Ltd	11,532	0.0
12,700		Kokuyo Co., Ltd.	94,858	0.0
3,950		Komai Tekko, Inc.	9,583	0.0
107,100		Komatsu Ltd.	2,367,760	0.7
900		Komatsu Wall Industry Co., Ltd.	20,603	0.0
5,300		Komori Corp.	60,257	0.0
900		Konoike Transport Co. Ltd.	18,423	0.0
800		KRS Corp.	9,264	0.0
107,000		Kubota Corp.	1,553,081	0.4
27,000	@	Kumagai Gumi Co., Ltd.	86,457	0.0
12,300		Kurita Water Industries Ltd.	256,481	0.1
3,200		Kuroda Electric Co., Ltd.	44,104	0.0
3,000		Kyodo Printing Co., Ltd.	9,505	0.0
4,100		Kyokuto Kaihatsu Kogyo Co. Ltd.	48,690	0.0
10,200		Kyowa Exeo Corp.	108,780	0.0
4,000		Kyudenko Corp.	44,250	0.0
6,200		Mabuchi Motor Co., Ltd.	246,093	0.1
15,000		Maeda Corp.	122,312	0.1
1,200		Maeda Kosen Co. Ltd	12,207	0.0
8,000		Maeda Road Construction Co., Ltd.	118,665	0.1

2,800		Maezawa Industries, Inc.	7,620	0.0
2,900		Maezawa Kasei Industries Co., Ltd.	29,027	0.0
1,500		Maezawa Kyuso Industries Co., Ltd.	17,609	0.0
11,000		Makino Milling Machine Co., Ltd.	81,084	0.0
13,500		Makita Corp.	608,337	0.2
180,400		Marubeni Corp.	1,079,401	0.3
700		Maruka Machinery Co. Ltd.	8,145	0.0
12,000		Maruzen Showa Unyu Co., Ltd.	38,756	0.0
1,500		Matsuda Sangyo Co., Ltd.	16,238	0.0
4,000		Matsui Construction Co., Ltd.	19,474	0.0
2,000		Max Co., Ltd.	20,473	0.0
23,000		Meidensha Corp.	72,540	0.0
3,000		Meisei Industrial Co. Ltd	18,498	0.0
3,400		Meitec Corp.	100,509	0.0
2,400		Meiwa Corp.	9,285	0.0
30,000		Minebea Co., Ltd.	443,037	0.1
6,710		Mirait Holdings Corp.	76,130	0.0
7,600		MISUMI Group, Inc.	250,612	0.1
158,700		Mitsubishi Corp.	2,904,230	0.8
211,000		Mitsubishi Electric Corp.	2,506,271	0.7
352,000		Mitsubishi Heavy Industries Ltd.	1,942,543	0.6
14,000		Mitsubishi Logistics Corp.	203,614	0.1
1,600		Mitsubishi Pencil Co., Ltd.	47,751	0.0
9,000	L	Mitsubishi Kakoki Kaisha Ltd.	34,949	0.0
3,000		Mitsuboshi Belting Co., Ltd.	22,045	0.0
175,200		Mitsui & Co., Ltd.	2,346,477	0.7
78,000		Mitsui Engineering & Shipbuilding Co., Ltd.	137,076	0.1
17,000		Mitsui Matsushima Co., Ltd.	17,927	0.0
108,000		Mitsui OSK Lines Ltd.	319,976	0.1
13,000		Mitsui-Soko Co., Ltd.	46,034	0.0
4,000		Mitsumura Printing Co., Ltd.	8,800	0.0
9,600		Miura Co., Ltd.	97,149	0.0
11,000	L	Miyaji Engineering Group, Inc.	18,334	0.0
3,800	L	MonotaRO Co. Ltd.	76,566	0.0
12,800		DMG Mori Seiki Co., Ltd	158,494	0.1
4,000		Morita Holdings Corp.	39,651	0.0
4,700		Moshi Moshi Hotline, Inc.	43,379	0.0
11,800		Nabtesco Corp.	285,190	0.1
1,900		NAC Co., Ltd.	17,929	0.0
19,000		Nachi-Fujikoshi Corp.	116,629	0.1
11,600		Nagase & Co., Ltd.	138,508	0.1
74,000		Nagoya Railroad Co., Ltd.	275,519	0.1
5,844		Namura Shipbuilding Co., Ltd.	62,944	0.0
46,000		Nankai Electric Railway Co., Ltd.	177,179	0.1

See Accompanying Notes to Financial Statements

41

Voya Japan TOPIX Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

800		NEC Capital Solutions Ltd.	12,735	0.0
28,000		NGK Insulators Ltd.	573,952	0.2
10,000		Nichias Corp.	56,976	0.0
1,100		Nichiden Corp.	21,978	0.0
3,300		Nichiha Corp.	32,652	0.0
4,000		Nichireki Co., Ltd.	29,664	0.0
22,714		Nidec Corp.	1,466,999	0.4
3,600		Nihon M&A Center, Inc.	108,453	0.0
600		Nihon Trim Co., Ltd.	12,793	0.0
4,000		Nikko Co. Ltd./Hyogo	13,481	0.0
6,000		Nippo Corp.	97,529	0.0
16,000		Nippon Carbon Co., Ltd.	30,232	0.0
8,300		Nippon Conveyor Co., Ltd.	17,671	0.0
3,000		Nippon Densetsu Kogyo Co., Ltd.	40,184	0.0
81,000		Nippon Express Co., Ltd.	410,490	0.1
2,100		Nippon Hume Corp.	15,932	0.0
1,700		Nippon Kanzai Co., Ltd.	37,758	0.0
10,000		Nippon Koei Co. Ltd.	40,156	0.0
7,400		Nippon Konpo Unyu Soko Co., Ltd.	108,330	0.0
17,600		Nippon Parking Development Co. Ltd.	17,701	0.0
8,000		Nippon Road Co., Ltd.	39,431	0.0
2,000		Nippon Seisen Co., Ltd.	11,593	0.0
8,000		Nippon Sharyo Ltd.	23,457	0.0
112,000		Nippon Sheet Glass Co., Ltd.	105,229	0.0
13,280		Nippon Steel & Sumikin Bussan Corp.	45,625	0.0
6,000		Nippon Thompson Co., Ltd.	29,191	0.0
173,880		Nippon Yusen KK	491,126	0.2
4,000		Nippon Yusoki Co., Ltd.	25,156	0.0
27,000		Nishimatsu Construction Co., Ltd.	110,474	0.0
32,000		Nishi-Nippon Railroad Co., Ltd.	130,474	0.1
1,300		Nishio Rent All Co., Ltd.	42,798	0.0
600		Nissei ASB Machine Co. Ltd	14,816	0.0
2,100		Nissei Plastic Industrial Co., Ltd.	21,706	0.0
3,800		Nissha Printing Co., Ltd.	63,537	0.0
12,000		Nissin Corp.	27,709	0.0
5,000		Nissin Electric Co., Ltd.	26,659	0.0
2,400		Nitta Corp.	54,445	0.0
19,000		Nitto Boseki Co., Ltd.	67,911	0.0
3,800		Nitto Kogyo Corp.	73,862	0.0
500		Nitto Kohki Co., Ltd.	9,072	0.0
2,900		Nittoc Construction Co. Ltd	12,274	0.0
5,000		Nomura Co., Ltd.	39,317	0.0
13,000		Noritake Co., Ltd.	28,769	0.0
5,100		Noritz Corp.	83,419	0.0
12,000	L	NS United Kaiun Kaisha Ltd.	33,965	0.0
44,000		NSK Ltd.	519,497	0.2
49,000		NTN Corp.	216,394	0.1
1,300		Obara Corp.	57,697	0.0
69,000		Obayashi Corp.	444,788	0.1
5,000		Obayashi Road Corp.	31,964	0.0

68,000		Odakyu Electric Railway Co., Ltd.	602,352	0.2
2,280		Oiles Corp.	38,762	0.0
10,000		Okamura Corp.	70,389	0.0
7,000		OKK Corp.	9,153	0.0
14,000		Okuma Corp.	110,151	0.0
23,000		Okumura Corp.	103,856	0.0
1,900		Onoken Co., Ltd.	15,656	0.0
4,000		Organo Corp.	15,906	0.0
10,300		OSG Corp.	166,211	0.1
800		Outsourcing, Inc.	11,802	0.0
2,600		Oyo Corp.	39,604	0.0
11,100		Park24 Co., Ltd.	163,407	0.1
2,800		Pegasus Sewing Machine Manufacturing Co., Ltd.	14,494	0.0
27,800	L	Penta-Ocean Construction Co., Ltd.	94,848	0.0
2,000		Pilot Corp.	114,272	0.0
1,400		Prestige International, Inc.	11,063	0.0
2,500		Pronexus, Inc.	15,544	0.0
3,400		PS Mitsubishi Construction Co., Ltd.	13,951	0.0
4,700		Raito Kogyo Co., Ltd.	40,839	0.0
10,000	@	Rasa Industries Ltd.	11,034	0.0
24,200		Recruit Holdings Co. Ltd.	695,007	0.2
2,200		Rheon Automatic Machinery Co., Ltd.	9,635	0.0
13,000		Ryobi Ltd.	35,044	0.0
7,000		Sakai Heavy Industries Ltd.	17,756	0.0
600		Sakai Moving Service Co., Ltd.	17,330	0.0
3,800	@,L	Sanix, Inc.	12,652	0.0
3,000		Sanki Engineering Co., Ltd.	20,109	0.0
3,300		Sankyo Tateyama, Inc.	60,384	0.0
27,000		Sankyu, Inc.	109,591	0.0
19,000		Sanwa Holdings Corp.	132,452	0.1
3,000		Sanyo Denki Co. Ltd.	20,074	0.0
9,000		Sata Construction Co., Ltd.	10,527	0.0
2,400		Sato Holding Corp.	54,555	0.0
2,300		Sato Shoji Corp.	14,361	0.0
1,300		SBS Holdings, Inc.	10,706	0.0
21,400		Secom Co., Ltd.	1,229,529	0.4
2,000		Seibu Electric Industry Co., Ltd.	8,113	0.0
16,400	L	Seibu Holdings, Inc.	334,361	0.1
2,600		Seikitokyu Kogyo Co., Ltd.	13,171	0.0
15,000		Seino Holdings Co., Ltd.	151,194	0.1
3,600		Sekisui Jushi Corp.	47,945	0.0
10,000	L	Senko Co., Ltd.	50,204	0.0
6,000		Shibusawa Warehouse Co., Ltd.	17,149	0.0
1,800		Shibuya Kogyo Co., Ltd.	35,032	0.0
2,600		Shima Seiki Manufacturing Ltd.	46,977	0.0
72,000		Shimizu Corp.	489,029	0.2
1,900		Shin Nippon Air Technologies Co. Ltd.	15,601	0.0

See Accompanying Notes to Financial Statements

42

Voya Japan TOPIX Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

5,000		Shin-Keisei Electric Railway Co., Ltd.	16,009	0.0
10,000		Shinmaywa Industries Ltd.	94,214	0.0
5,100		Shinnihon Corp.	20,184	0.0
9,000		Shinsho Corp.	20,318	0.0
900		Shinwa Co., Ltd./Nagoya	9,785	0.0
2,400		SHO-BOND Holdings Co., Ltd.	93,840	0.0
6,000		Sinfonia Technology Co. Ltd.	8,794	0.0
4,900		Sintokogio Ltd.	33,289	0.0
5,000	L	Skymark Airlines, Inc.	13,549	0.0
6,500		SMC Corp.	1,704,457	0.5
2,000		Soda Nikka Co., Ltd.	8,146	0.0
7,200		Sohgo Security Services Co., Ltd.	174,146	0.1
145,500		Sojitz Corp.	203,191	0.1
39,000		Sotetsu Holdings, Inc.	160,720	0.1
4,600		Star Micronics Co., Ltd.	58,442	0.0
3,000		Subaru Enterprise Co., Ltd.	11,306	0.0
2,200		Sugimoto & Co., Ltd.	22,164	0.0
8,600	@	Sumiseki Holdings, Inc.	8,522	0.0
120,000		Sumitomo Corp.	1,232,483	0.4
1,200		Sumitomo Densetsu Co., Ltd.	14,834	0.0
82,300		Sumitomo Electric Industries Ltd.	1,027,867	0.3
58,700		Sumitomo Heavy Industries	315,746	0.1
84,900		Sumitomo Mitsui Construction Co., Ltd.	107,170	0.0
6,000		Sumitomo Precision Products	24,778	0.0
16,000		Sumitomo Warehouse Co., Ltd.	85,919	0.0
20,000	L	SWCC Showa Holdings Co., Ltd.	16,815	0.0
10,000		Tadano Ltd.	123,532	0.1
3,000		Taihei Dengyo Kaisha Ltd.	22,901	0.0
3,000		Nippon Steel & Sumikin Texeng Co., Ltd.	14,128	0.0
14,000		Taiheiyo Kouhatsu, Inc.	11,381	0.0
3,300		Taikisha Ltd.	71,790	0.0
118,500		Taisei Corp.	672,134	0.2
1,800		Takaoka Toko Co. Ltd	26,145	0.0
2,300		Takara Printing Co., Ltd.	16,029	0.0
9,000		Takara Standard Co., Ltd.	65,132	0.0
7,400		Takasago Thermal Engineering Co., Ltd.	94,797	0.0
1,800		Takeei Corp.	14,159	0.0
7,000		Takisawa Machine Tool Co., Ltd.	12,327	0.0
9,000		Takuma Co., Ltd.	59,747	0.0
3,900	L	Tanseisha Co., Ltd.	26,491	0.0
4,100		Tatsuta Electric Wire and Cable Co., Ltd.	17,156	0.0
1,600		Teikoku Electric Manufacturing Co., Ltd.	17,460	0.0
2,500		Teikoku Sen-I Co., Ltd.	55,668	0.0
14,000	L	Tekken Corp.	53,447	0.0

4,600		Temp Holdings Co., Ltd.	144,345	0.1
13,200		THK Co., Ltd.	317,221	0.1
24,000		Toa Corp.	40,902	0.0
4,000		TOA Road Corp.	15,371	0.0
17,200	@	Tobishima Corp.	39,994	0.0
113,000		Tobu Railway Co., Ltd.	483,204	0.2
2,400		Tocalo Co., Ltd.	41,179	0.0
29,000		Toda Corp.	114,376	0.0
5,000		Toenec Corp.	23,477	0.0
11,600		TOKAI Holdings Corp.	52,773	0.0
2,000		Tokyo Energy & Systems, Inc.	14,489	0.0
8,000		TOKYO KEIKI INC.	18,483	0.0
2,500		Tokyo Sangyo Co. Ltd.	9,744	0.0
8,190		Tokyu Construction Co., Ltd.	38,376	0.0
114,000		Tokyu Corp.	706,398	0.2
9,000		Toli Corp.	18,220	0.0
1,900		Tomoe Corp.	7,089	0.0
5,400		Toppan Forms Co., Ltd.	54,201	0.0
58,000		Toppan Printing Co., Ltd.	376,852	0.1
3,900		Torishima Pump Manufacturing Co., Ltd.	27,899	0.0
433,000		Toshiba Corp.	1,826,092	0.5
12,000		Toshiba Machine Co., Ltd.	47,552	0.0
4,600		Toshiba Plant Systems & Services Corp.	71,151	0.0
5,000	L	Tosho Printing Co., Ltd.	13,580	0.0
2,800		Totetsu Kogyo Co., Ltd.	63,828	0.0
32,000		Toto Ltd.	372,247	0.1
50	@	Totoku Electric Co., Ltd.	614	0.0
9,600		Toyo Construction Co., Ltd.	41,165	0.0
13,000		Toyo Engineering Corp.	47,575	0.0
5,000		Toyo Logistics Co., Ltd.	12,397	0.0
1,200		Toyo Tanso Co., Ltd.	19,634	0.0
5,000		Toyo Wharf & Warehouse Co., Ltd.	8,264	0.0
22,800		Toyota Tsusho Corp.	529,642	0.2
500		Trancom Co. Ltd.	20,164	0.0
2,700		Trusco Nakayama Corp.	69,865	0.0
12,000		Tsubakimoto Chain Co.	96,440	0.0
3,000		Tsubakimoto Kogyo Co., Ltd.	7,556	0.0
8,000		Tsugami Corp.	42,520	0.0
3,000		Tsukishima Kikai Co., Ltd.	31,131	0.0
2,100		Tsurumi Manufacturing Co., Ltd.	33,415	0.0
4,000		Uchida Yoko Co., Ltd.	12,593	0.0
4,100		Ueki Corp.	9,011	0.0
1,000		Union Tool Co.	21,972	0.0
12,100		Ushio, Inc.	126,010	0.1
12,000		Wakachiku Construction Co., Ltd.	20,570	0.0
3,000		Wakita & Co. Ltd.	28,132	0.0
600		Weathernews, Inc.	14,944	0.0
19,400		West Japan Railway Co.	917,198	0.3
4,000		Yahagi Construction Co., Ltd.	31,337	0.0
1,100		YAMABIKO Corp.	47,668	0.0

See Accompanying Notes to Financial Statements

43

Voya Japan TOPIX Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

38,100		Yamato Holdings Co., Ltd.	754,445	0.2
6,900		Yamazen Corp.	49,029	0.0
2,100		Yasuda Logistics Corp.	18,586	0.0
4,000		Yokogawa Bridge Corp.	45,585	0.0
4,000		Yondenko Corp.	14,924	0.0
2,400		Yuasa Trading Co., Ltd.	46,981	0.0
4,000		Yuken Kogyo Co., Ltd.	8,323	0.0
1,500		Yusen Logistics Co. Ltd.	16,606	0.0
900		Yushin Precision Equipment Co., Ltd.	17,069	0.0
			76,032,719	21.0

		Information Technology: 10.5%
2,300		A&D Co., Ltd.	9,718	0.0
14,500		Advantest Corp.	179,718	0.1
3,700		Ai Holdings Corp.	65,221	0.0
4,000		Aichi Tokei Denki Co., Ltd.	10,702	0.0
2,100		Aiphone Co., Ltd.	33,308	0.0
1,280		Alpha Systems, Inc.	17,682	0.0
16,600		Alps Electric Co., Ltd.	313,780	0.1
7,200		Amano Corp.	73,800	0.0
14,200		Anritsu Corp.	98,783	0.0
500		Argo Graphics, Inc.	7,532	0.0
3,100		Arisawa Manufacturing Co., Ltd.	22,530	0.0
3,000		Asahi Net, Inc.	12,686	0.0
200		Ateam, Inc.	8,217	0.0
1,925		Axell Corp.	24,081	0.0
1,800		Broadleaf Co. Ltd.	25,315	0.0
27,100		Brother Industries Ltd.	491,251	0.1
2,500		CAC Holdings Corp.	24,311	0.0
1,600		Canon Electronics, Inc.	25,316	0.0
121,266		Canon, Inc.	3,854,289	1.1
5,900		Capcom Co., Ltd.	88,630	0.0
3,000		Computer Institute of Japan Ltd.	12,199	0.0
23,200		Citizen Holdings Co., Ltd.	178,510	0.1
6,200		CMK Corp.	16,393	0.0
3,400	L	COLOPL, Inc.	76,406	0.0
2,700		Cybernet Systems Co., Ltd.	10,942	0.0
3,600		Cybozu, Inc.	11,197	0.0
1,200		Dai-ichi Seiko Co. Ltd	23,862	0.0
21,000		Dainippon Screen Manufacturing Co., Ltd.	123,404	0.0
21,000		Daiwabo Holdings Co., Ltd.	36,520	0.0
5,000		Denki Kogyo Co., Ltd.	22,103	0.0
1,200		Digital Arts, Inc.	10,497	0.0
400		Dip Corp.	13,997	0.0
2,500		Disco Corp.	199,956	0.1
2,100		DTS Corp.	44,796	0.0
2,600		Eizo Nanao Corp.	50,719	0.0
500		enish inc	6,279	0.0
900		Enplas Corp.	30,395	0.0
1,000		ESPEC Corp.	9,003	0.0
1,000		Excel Co., Ltd.	13,440	0.0
3,900		F N Communications, Inc.	42,130	0.0
870		Faith, Inc.	8,040	0.0
2,300		Fuji Soft, Inc.	46,779	0.0
50,200		Fuji Photo Film Co., Ltd.	1,531,781	0.4

201,000		Fujitsu Ltd.	1,071,665	0.3
2,700		Furuno Electric Co., Ltd.	21,676	0.0
8,200		GMO internet, Inc.	69,630	0.0
1,900		GMO Payment Gateway, Inc.	35,550	0.0
2,000		Gurunavi, Inc.	27,637	0.0
13,900	L	Gree, Inc.	83,676	0.0
8,800		Hamamatsu Photonics KK	418,907	0.1
400		Hearts United Group Co. Ltd	6,353	0.0
1,200		Hioki EE Corp.	17,131	0.0
3,400		Hirose Electric Co., Ltd.	394,478	0.1
6,400		Hitachi High-Technologies Corp.	183,851	0.1
5,000		Hitachi Kokusai Electric, Inc.	69,938	0.0
503,146		Hitachi Ltd.	3,713,603	1.0
3,900		Hitachi Maxell Ltd.	61,440	0.0
3,000		Hochiki Corp.	23,378	0.0
8,000		Hokuriku Electric Industry Co., Ltd.	11,555	0.0
4,200		Horiba Ltd.	139,027	0.1
6,400		Hosiden Corp.	35,643	0.0
50,100		Hoya Corp.	1,694,624	0.5
13,900		Ibiden Co., Ltd.	205,249	0.1
1,800		Icom, Inc.	43,309	0.0
2,600		Ines Corp.	19,920	0.0
1,300		I-Net Corp.	9,648	0.0
2,600		Innotech Corp.	10,638	0.0
3,800		Internet Initiative Japan, Inc.	77,294	0.0
900		Information Services International-Dentsu Ltd.	8,979	0.0
7,600		IT Holdings Corp.	114,797	0.0
3,900		Itfor, Inc.	14,886	0.0
2,600		Itochu Techno-Solutions Corp.	91,739	0.0
9,000		Iwatsu Electric Co., Ltd.	7,079	0.0
6,000		Japan Aviation Electronics Industry Ltd.	131,083	0.1
2,300	L	Japan Cash Machine Co., Ltd.	33,456	0.0
2,200		Japan Digital Laboratory Co.	29,558	0.0
33,400		Japan Display, Inc.	101,937	0.0
600		Japan Material Co. Ltd	8,830	0.0
5,000		Japan Radio Co., Ltd.	15,369	0.0
1,700		Jastec Co., Ltd.	11,342	0.0
1,600		JBCC Holdings, Inc.	9,980	0.0
2,500	@	Justsystems Corp.	15,281	0.0
2,900		Kaga Electronics Co., Ltd.	36,164	0.0
14,600		Kakaku.com, Inc.	208,878	0.1
2,400		Kanematsu Electronics Ltd.	34,153	0.0
4,800		Keyence Corp.	2,138,855	0.6
1,800	@	KLab, Inc.	19,196	0.0
1,500		Koa Corp.	14,074	0.0
8,923		Konami Corp.	163,589	0.1
49,600		Konica Minolta Holdings, Inc.	540,443	0.2
34,500		Kyocera Corp.	1,578,707	0.4
1,200		Lasertec Corp.	13,572	0.0
1,000	@	Livesense, Inc.	5,822	0.0

See Accompanying Notes to Financial Statements

44

Voya Japan TOPIX Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

800		Macnica, Inc.	22,334	0.0
1,700		Mamezou Holdings Co. Ltd	9,723	0.0
2,000		Marubun Corp.	13,552	0.0
800		Maruwa Co., Ltd./Aichi	23,157	0.0
3,300	L	Marvelous, Inc.	44,603	0.0
2,300		Megachips Corp.	27,324	0.0
1,300		Melco Holdings, Inc.	19,344	0.0
3,200		Mimasu Semiconductor Industry Co., Ltd.	31,084	0.0
7,900		Mitsumi Electric Co., Ltd.	62,510	0.0
22,020		Murata Manufacturing Co., Ltd.	2,402,845	0.7
3,200		Mutoh Holdings Co., Ltd.	12,548	0.0
1,600		Nagano Keiki Co., Ltd.	9,247	0.0
269,000		NEC Corp.	781,714	0.2
3,000		NEC Networks & System Integration Corp.	62,176	0.0
9,200		Net One systems Co., Ltd.	54,210	0.0
3,000	@	New Japan Radio Co., Ltd.	11,808	0.0
18,900		Nexon Co. Ltd.	176,188	0.1
7,500		Nichicon Corp.	58,586	0.0
2,000		Nihon Dempa Kogyo Co., Ltd.	16,069	0.0
6,500		Nihon Unisys Ltd.	57,661	0.0
12,900		Nintendo Co., Ltd.	1,346,213	0.4
1,900	L	Nippon Ceramic Co., Ltd.	28,006	0.0
15,000	@	Nippon Chemi-Con Corp.	42,916	0.0
43,000		Nippon Electric Glass Co., Ltd.	193,490	0.1
5,700		Nippon Signal Co., Ltd.	59,884	0.0
3,300		Nohmi Bosai Ltd.	43,441	0.0
11,500		Nomura Research Institute Ltd.	351,730	0.1
1,700		NS Solutions Corp.	45,478	0.0
4,500		NSD CO., Ltd.	65,890	0.0
12,600		NTT Data Corp.	469,411	0.1
1,600		OBIC Business Consultants Ltd.	44,256	0.0
7,100		Obic Co., Ltd.	230,393	0.1
1,100		Oizumi Corp.	8,180	0.0
77,000		Oki Electric Industry Ltd.	146,782	0.1
23,600		Omron Corp.	1,055,758	0.3
700		Optex Co., Ltd.	11,243	0.0
3,400		Oracle Corp. Japan	138,537	0.1
3,000		Origin Electric Co. Ltd.	13,037	0.0
4,000	L	Osaki Electric Co., Ltd.	27,644	0.0
5,800		Otsuka Corp.	183,909	0.1
300		Panasonic Information Systems	7,686	0.0
1,000		Poletowin Pitcrew Holdings, Inc.	6,833	0.0
9,300	@,L	Renesas Electronics Corp.	62,578	0.0
62,300		Ricoh Co., Ltd.	629,794	0.2
3,400		Riso Kagaku Corp.	54,732	0.0
10,200		Rohm Co., Ltd.	614,583	0.2
600		Roland DG Corp.	19,828	0.0
3,100		Ryosan Co., Ltd.	67,498	0.0

2,000		Ryoyo Electro Corp.	21,289	0.0
10,000		Sanken Electric Co., Ltd.	79,519	0.0
1,800		Sanshin Electronics Co., Ltd.	12,327	0.0
2,800		Satori Electric Co., Ltd.	17,828	0.0
7,000		Saxa Holdings, Inc.	14,553	0.0
14,200		Seiko Epson Corp.	594,188	0.2
5,000		Shibaura Mechatronics Corp.	14,846	0.0
25,000		Shimadzu Corp.	254,300	0.1
6,000		Shindengen Electric Manufacturing Co., Ltd.	34,475	0.0
1,500		Shinkawa Ltd.	8,129	0.0
8,000		Shinko Electric Industries	54,155	0.0
1,300		Shinko Shoji Co., Ltd.	12,975	0.0
2,300		Siix Corp.	48,504	0.0
7,000		SMK Corp.	27,913	0.0
2,400		SMS Co. Ltd.	25,157	0.0
600		Softbank Technology Corp.	6,242	0.0
1,700		Sourcenext Corp.	11,087	0.0
7,600		Square Enix Holdings Co., Ltd.	156,709	0.1
1,800		SRA Holdings	21,580	0.0
14,500		Sumco Corp.	207,584	0.1
5,344		SCSK Corp.	133,865	0.1
2,600		Systena Corp.	18,624	0.0
2,200		Tachibana Eletech Co., Ltd.	31,240	0.0
11,500		Taiyo Yuden Co., Ltd.	133,821	0.1
800		Takachiho Koheki Co. Ltd	6,892	0.0
9,000		Tamura Corp.	32,198	0.0
12,700		TDK Corp.	747,972	0.2
20,000	@	Teac Corp.	9,584	0.0
4,300		Koei Tecmo Holdings Co. Ltd	63,155	0.0
1,900		TKC Corp.	31,243	0.0
9,000		Toko, Inc.	24,301	0.0
17,600		Tokyo Electron Ltd.	1,334,612	0.4
4,000		Tokyo Seimitsu Co., Ltd.	80,563	0.0
5,800		Topcon Corp.	123,009	0.0
16,000		Toshiba Tec Corp.	109,672	0.0
700		Toukei Computer Co., Ltd.	10,191	0.0
3,600		Towa Corp.	19,686	0.0
3,600		Toyo Corp./Chuo-ku	30,362	0.0
3,300		Trans Cosmos, Inc.	54,403	0.0
10,800	L	Trend Micro, Inc.	298,439	0.1
1,200		UKC Holdings Corp.	16,897	0.0
4,400	@	Ulvac, Inc.	67,019	0.0
8,000		Uniden Corp.	15,063	0.0
600		V Technology Co. Ltd	12,300	0.0
17,600	L	Wacom Co., Ltd.	67,954	0.0
146,900		Yahoo! Japan Corp.	526,479	0.2
2,900		Yamaichi Electronics Co., Ltd.	19,908	0.0
7,100		Yamatake Corp.	163,572	0.1
24,000		Yaskawa Electric Corp.	306,555	0.1
20,100		Yokogawa Electric Corp.	220,558	0.1
2,200		Yokowo Co., Ltd.	12,379	0.0
			37,912,096	10.5

See Accompanying Notes to Financial Statements

45

Voya Japan TOPIX Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

		Materials: 7.0%
10,000		Achilles Corp.	12,292	0.0
11,000		ADEKA Corp.	130,216	0.0
13,000		Aichi Steel Corp.	45,570	0.0
19,000		Air Water, Inc.	300,949	0.1
1,000		Alconix Corp.	16,332	0.0
8,000		Araya Industrial Co., Ltd.	11,897	0.0
3,800		Asahi Holdings, Inc.	58,571	0.0
138,000		Asahi Kasei Corp.	1,258,895	0.4
6,000		Asahi Organic Chemicals Industry Co., Ltd.	14,198	0.0
1,800		Carlit Holdings Co. Ltd.	9,382	0.0
6,000		Chuetsu Pulp & Paper Co., Ltd.	8,876	0.0
7,000		Chugoku Marine Paints Ltd.	59,072	0.0
18,000		Dai Nippon Toryo Co., Ltd.	23,517	0.0
29,000		Daicel Corp.	338,734	0.1
39,000		Daido Steel Co., Ltd.	147,301	0.1
4,000		DKS Co. Ltd	12,559	0.0
8,000		Daiken Corp.	17,644	0.0
4,000		Daiki Aluminium Industry Co., Ltd.	10,738	0.0
8,000		Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	42,596	0.0
8,000		Daio Paper Corp.	65,312	0.0
9,000		Daiso Co., Ltd.	28,898	0.0
3,000		DC Co., Ltd.	11,847	0.0
42,000		Denki Kagaku Kogyo K K	153,828	0.1
80,000		Dainippon Ink & Chemicals	191,795	0.1
25,000		Dowa Holdings Co., Ltd.	198,625	0.1
1,900		Earth Chemical Co., Ltd.	63,427	0.0
800		Ebara-Udylite Co., Ltd.	37,233	0.0
2,200		FP Corp.	70,521	0.0
2,600		Fuji Seal International, Inc.	75,778	0.0
2,000		Fujikura Kasei Co., Ltd.	9,737	0.0
1,400		Fujimi, Inc.	20,346	0.0
1,800		Fujimori Kogyo Co., Ltd.	50,221	0.0
28,338	L	Furukawa-Sky Aluminum Corp.	72,250	0.0
15,000		Godo Steel Ltd.	22,373	0.0
5,000		Gun-Ei Chemical Industry Co., Ltd.	14,163	0.0
1,000		Hakudo Co., Ltd.	9,169	0.0
3,000		Harima Chemicals, Inc.	11,576	0.0
9,900		Hitachi Chemical Co., Ltd.	174,901	0.1
20,720		Hitachi Metals Ltd.	352,051	0.1
5,000		Hokkan Holdings Ltd.	12,116	0.0
13,100		Hokuetsu Kishu Paper Co. Ltd.	55,758	0.0
2,000		Ihara Chemical Industry Co., Ltd.	20,856	0.0
45,000	@	Ishihara Sangyo Kaisha Ltd.	38,992	0.0
2,700		Japan Pile Corp.	17,207	0.0

500		Japan Pure Chemical Co. Ltd.	9,853	0.0
55,847		JFE Holdings, Inc.	1,245,438	0.4
1,600		JSP Corp.	28,567	0.0
20,400		JSR Corp.	350,152	0.1
29,000		Kaneka Corp.	155,388	0.1
27,000		Kansai Paint Co., Ltd.	418,283	0.1
7,000		Kanto Denka Kogyo Co., Ltd.	35,154	0.0
5,800		Kimoto Co., Ltd.	14,723	0.0
2,000		Koatsu Gas Kogyo Co., Ltd.	9,590	0.0
353,000		Kobe Steel Ltd.	608,042	0.2
1,100		Kohsoku Corp.	8,509	0.0
2,300		Konishi Co., Ltd.	36,418	0.0
7,000		Krosaki Harima Corp.	14,288	0.0
5,000		Kumiai Chemical Industry Co., Ltd.	33,385	0.0
36,200		Kuraray Co., Ltd.	411,297	0.1
17,000		Kureha Corp.	71,099	0.0
12,000		Kurimoto Ltd.	22,710	0.0
2,500		Kyoei Steel Ltd.	43,032	0.0
2,600		Kyowa Leather Cloth Co. Ltd.	16,411	0.0
5,600		Lintec Corp.	123,788	0.0
7,200		Maruichi Steel Tube Ltd.	153,240	0.1
1,800		MEC Co., Ltd./Japan	14,000	0.0
1,000		Mitani Sekisan Co. Ltd	17,001	0.0
136,520		Mitsubishi Materials Corp.	452,895	0.1
51,000	@	Mitsubishi Paper Mills Ltd.	36,864	0.0
11,000		Mitsubishi Steel Manufacturing Co., Ltd.	22,458	0.0
136,200		Mitsubishi Chemical Holdings Corp.	660,637	0.2
32,000		Mitsubishi Gas Chemical Co., Inc.	160,605	0.1
101,000		Mitsui Chemicals, Inc.	286,070	0.1
54,000		Mitsui Mining & Smelting Co., Ltd.	130,288	0.0
800		MORESCO Corp.	12,442	0.0
4,000		Nakabayashi Co. Ltd.	6,890	0.0
17,000	@	Nakayama Steel Works Ltd.	11,348	0.0
4,700		Neturen Co., Ltd.	31,300	0.0
6,000		Nihon Nohyaku Co., Ltd.	69,028	0.0
6,000		Nihon Parkerizing Co., Ltd.	136,890	0.1
12,000		Nihon Yamamura Glass Co., Ltd.	17,129	0.0
6,000		Nippon Carbide Industries Co., Inc.	11,421	0.0
5,000		Nippon Concrete Industries Co., Ltd.	24,043	0.0
11,000		Nippon Denko Co., Ltd.	26,508	0.0
2,300		Nippon Fine Chemical Co., Ltd.	16,355	0.0
15,000		Nippon Kayaku Co., Ltd.	186,549	0.1
7,000	@	Nippon Kinzoku Co., Ltd.	8,424	0.0
16,000		Nippon Koshuha Steel Co., Ltd.	14,222	0.0
56,000		Nippon Light Metal Holdings Co. Ltd.	79,871	0.0

See Accompanying Notes to Financial Statements

46

Voya Japan TOPIX Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

20,000		Nippon Paint Co., Ltd.	579,560	0.2
9,729		Nippon Paper Industries Co. Ltd.	139,730	0.1
3,000		Nippon Pillar Packing Co., Ltd.	22,753	0.0
18,000		Nippon Shokubai Co., Ltd.	235,800	0.1
16,000		Nippon Soda Co., Ltd.	87,826	0.0
927,355		Nippon Steel Corp.	2,300,428	0.6
5,000		Nippon Synthetic Chemical Industry Co., Ltd.	29,611	0.0
14,000		Nippon Valqua Industries Ltd.	37,401	0.0
19,000	@,L	Nippon Yakin Kogyo Co., Ltd.	39,035	0.0
15,000		Nissan Chemical Industries Ltd.	272,050	0.1
10,076		Nisshin Steel Holdings Co. Ltd.	96,066	0.0
6,000		Nittetsu Mining Co., Ltd.	21,159	0.0
16,900		Nitto Denko Corp.	944,296	0.3
18,000		NOF Corp.	113,739	0.0
88,000		OJI Paper Co., Ltd.	314,854	0.1
4,900		Okabe Co., Ltd.	44,475	0.0
9,000		Okamoto Industries, Inc.	32,141	0.0
4,000		Okura Industrial Co., Ltd.	11,741	0.0
1,400		Osaka Steel Co., Ltd.	23,857	0.0
2,600	L	OSAKA Titanium Technologies Co.	49,444	0.0
17,000		Pacific Metals Co., Ltd.	51,225	0.0
2,200		Pack Corp.	41,650	0.0
21,000		Rengo Co., Ltd.	86,536	0.0
3,000		Riken Technos Corp.	11,014	0.0
5,000		Sakai Chemical Industry Co. Ltd.	15,779	0.0
4,000		Sakata INX Corp.	44,479	0.0
7,000		Sanyo Chemical Industries Ltd.	50,285	0.0
15,000		Sanyo Special Steel Co., Ltd.	49,980	0.0
1,100		Seiko PMC Corp.	8,374	0.0
9,000	L	Sekisui Plastics Co., Ltd.	34,209	0.0
2,000		Shikoku Chemicals Corp.	13,660	0.0
4,000		Shinagawa Refractories Co., Ltd.	8,917	0.0
39,500		Shin-Etsu Chemical Co., Ltd.	2,571,441	0.7
6,500		Shin-Etsu Polymer Co., Ltd.	26,896	0.0
153,000	L	Showa Denko KK	188,344	0.1
1,600		Stella Chemifa Corp.	17,524	0.0
18,000		Sumitomo Bakelite Co., Ltd.	69,956	0.0
160,000		Sumitomo Chemical Co., Ltd.	629,876	0.2
58,000		Sumitomo Metal Mining Co., Ltd.	865,064	0.3
44,000		Sumitomo Osaka Cement Co., Ltd.	125,666	0.0
7,000		Sumitomo Seika Chemicals Co., Ltd.	46,618	0.0
3,500		T Hasegawa Co., Ltd.	49,311	0.0
134,000		Taiheiyo Cement Corp.	420,409	0.1

800		Taisei Lamick Co., Ltd.	18,106	0.0
1,900		Taiyo Ink Manufacturing Co., Ltd.	67,298	0.0
29,000	L	Taiyo Nippon Sanso Corp.	319,249	0.1
11,000		Takasago International Corp.	49,779	0.0
5,000		Takiron Co., Ltd.	22,239	0.0
4,000		Tayca Corp.	14,531	0.0
92,000		Teijin Ltd.	244,527	0.1
2,200		Tenma Corp.	29,127	0.0
29,000		Toagosei Co., Ltd.	115,037	0.0
4,000		Toda Kogyo Corp.	15,398	0.0
3,000		Toho Titanium Co., Ltd.	19,507	0.0
12,000		Toho Zinc Co., Ltd.	39,687	0.0
25,000		Tokai Carbon Co., Ltd.	73,022	0.0
11,000		Tokushu Tokai Holdings Co., Ltd.	25,290	0.0
39,000		Tokuyama Corp.	78,630	0.0
4,900		Tokyo Ohka Kogyo Co., Ltd.	149,918	0.1
11,000		Tokyo Rope Manufacturing Co., Ltd.	21,667	0.0
12,100		Tokyo Steel Manufacturing Co., Ltd.	74,422	0.0
6,000		Tokyo Tekko Co., Ltd.	27,721	0.0
6,000		Tomoegawa Co., Ltd.	9,738	0.0
6,000		Tomoku Co., Ltd.	14,121	0.0
12,000		Topy Industries Ltd.	23,638	0.0
163,000		Toray Industries, Inc.	1,302,368	0.4
55,000		Tosoh Corp.	264,488	0.1
24,000		Toyo Ink Manufacturing Co., Ltd.	117,771	0.0
7,000		Toyo Kohan Co., Ltd.	37,142	0.0
14,500		Toyo Seikan Kaisha Ltd.	180,112	0.1
100,000		Toyobo Co., Ltd.	134,054	0.0
4,000		TYK Corp.	7,215	0.0
108,000		Ube Industries Ltd./Japan	160,578	0.1
5,000		Wood One Co., Ltd.	11,302	0.0
4,600		Yamato Kogyo Co., Ltd.	128,655	0.0
18,000		Yodogawa Steel Works Ltd.	66,953	0.0
1,100		Yushiro Chemical Industry Co., Ltd.	15,462	0.0
18,000		Zeon Corp.	161,468	0.1
			25,404,323	7.0

		Telecommunication Services: 4.8%
69,500		KDDI Corp.	4,366,271	1.2
80,600		Nippon Telegraph & Telephone Corp.	4,117,260	1.1
170,500		NTT DoCoMo, Inc.	2,483,002	0.7
108,750		Softbank Corp.	6,473,158	1.8
			17,439,691	4.8

		Utilities: 2.0%
63,600		Chubu Electric Power Co., Inc.	747,365	0.2
28,700		Chugoku Electric Power Co., Inc.	375,238	0.1
13,000		Electric Power Development Co., Ltd.	439,283	0.1
19,600	@	Hokkaido Electric Power Co., Inc.	156,897	0.0
6,000		Hokkaido Gas Co., Ltd.	14,340	0.0

See Accompanying Notes to Financial Statements

47

Voya Japan TOPIX Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

20,000		Hokuriku Electric Power Co.	255,409	0.1
2,000		K&O Energy Group, Inc.	24,636	0.0
85,000	@	Kansai Electric Power Co., Inc.	808,613	0.2
45,200		Kyushu Electric Power Co., Inc.	452,687	0.1
1,300		Okinawa Electric Power Co., Inc.	41,139	0.0
215,000		Osaka Gas Co., Ltd.	803,015	0.2
30,000		Saibu Gas Co., Ltd.	65,610	0.0
18,100		Shikoku Electric Power Co., Inc.	219,547	0.1
6,000		Shizuoka Gas Co., Ltd.	37,473	0.0
55,000		Toho Gas Co., Ltd.	269,080	0.1
51,600		Tohoku Electric Power Co., Inc.	600,443	0.2
174,400	@	Tokyo Electric Power Co., Inc.	709,340	0.2
247,000		Tokyo Gas Co., Ltd.	1,332,729	0.4
			7,352,844	2.0

	Total Common Stock
	(Cost $325,506,649)		353,114,456	97.5

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.9%
	Securities Lending Collateralcc: 1.9%
1,663,516	Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $1,663,524, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,696,786, due 01/01/15-09/01/49)	1,663,516	0.5
1,663,516	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $1,663,530, collateralized by various U.S. Government Securities, 0.625%-3.125%, Market Value plus accrued interest $1,696,786, due 09/30/17-02/15/42)	1,663,516	0.4

350,193	Nomura Securities, Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $350,195, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $357,197, due 01/07/15-10/20/64)	350,193	0.1
1,663,516	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $1,663,524, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.375%-7.250%, Market Value plus accrued interest $1,696,786, due 11/15/15-07/15/56)	1,663,516	0.5
1,663,516	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $1,663,530, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $1,696,953, due 04/15/16-02/15/42)	1,663,516	0.4
		7,004,257	1.9

	Total Short-Term Investments
	(Cost $7,004,257)	7,004,257	1.9

	Total Investments in Securities (Cost $332,510,906)	$360,118,713	99.4
	Assets in Excess of Other Liabilities	2,006,827	0.6
	Net Assets	$362,125,540	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2014.

See Accompanying Notes to Financial Statements

48

Voya Japan TOPIX Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Cost for federal income tax purposes is $336,916,641.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$60,474,719
Gross Unrealized Depreciation	(37,272,647)

Net Unrealized Appreciation	$23,202,072

See Accompanying Notes to Financial Statements

49

Voya Russell™ Large Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.4%
		Consumer Discretionary: 15.9%
27,130	@	Amazon.com, Inc.	8,419,796	1.6
34,250		CBS Corp. - Class B	1,895,395	0.4
171,150		Comcast Corp. – Class A	9,928,412	1.8
33,778	@	DirecTV Group	2,928,553	0.6
98,758		Home Depot, Inc.	10,366,627	1.9
12,804		Johnson Controls, Inc.	618,945	0.1
27,157		Las Vegas Sands Corp.	1,579,451	0.3
73,570		Lowe's Cos, Inc.	5,061,616	0.9
71,377		McDonald's Corp.	6,688,025	1.2
50,440		Nike, Inc.	4,849,806	0.9
3,726	@	Priceline.com, Inc.	4,248,422	0.8
54,359		Starbucks Corp.	4,460,156	0.8
4,625		Target Corp.	351,084	0.1
20,119		Time Warner Cable, Inc.	3,059,295	0.6
50,574		TJX Cos., Inc.	3,468,365	0.6
101,349		Twenty-First Century Fox, Inc. - Class A	3,892,308	0.7
31,035		Viacom - Class B	2,335,384	0.4
104,797		Walt Disney Co.	9,870,829	1.8
31,874		Yum! Brands, Inc.	2,322,021	0.4
			86,344,490	15.9

		Consumer Staples: 11.4%
135,700		Altria Group, Inc.	6,685,939	1.2
4,631		Archer-Daniels-Midland Co.	240,812	0.1
286,716		Coca-Cola Co.	12,105,149	2.2
59,094		Colgate-Palmolive Co.	4,088,714	0.8
29,922		Costco Wholesale Corp.	4,241,443	0.8
11,990		CVS Caremark Corp.	1,154,757	0.2
16,559		Estee Lauder Cos., Inc.	1,261,796	0.2
44,370		General Mills, Inc.	2,366,252	0.4
16,915		Kellogg Co.	1,106,918	0.2
22,554		Kimberly-Clark Corp.	2,605,889	0.5
42,988		Kraft Foods Group, Inc.	2,693,628	0.5
109,476		PepsiCo, Inc.	10,352,050	1.9
66,675		Philip Morris International, Inc.	5,430,679	1.0
11,141		Procter & Gamble Co.	1,014,834	0.2
16,832		Reynolds American, Inc.	1,081,793	0.2
15,825		Sysco Corp.	628,094	0.1
51,824		Walgreens Boots Alliance, Inc.	3,948,989	0.7
11,734		Wal-Mart Stores, Inc.	1,007,716	0.2
			62,015,452	11.4

		Energy: 4.2%
2,666		Anadarko Petroleum Corp.	219,945	0.0
2,615		Baker Hughes, Inc.	146,623	0.0
39,463		EOG Resources, Inc.	3,633,358	0.7
60,981		Halliburton Co.	2,398,383	0.5
27,062		Kinder Morgan, Inc.	1,144,993	0.2
13,527		Marathon Petroleum Corp.	1,220,947	0.2

2,637		National Oilwell Varco, Inc.	172,803	0.0
16,752		Phillips 66	1,201,118	0.2
10,332		Pioneer Natural Resources Co.	1,537,918	0.3
93,914		Schlumberger Ltd.	8,021,195	1.5
9,216		Valero Energy Corp.	456,192	0.1
53,936		Williams Cos., Inc.	2,423,884	0.5
			22,577,359	4.2

		Financials: 3.4%
65,506		American Express Co.	6,094,678	1.1
28,578		American Tower Corp.	2,824,935	0.5
3,517		Blackrock, Inc.	1,257,539	0.2
13,395		Charles Schwab Corp.	404,395	0.1
23,413		Franklin Resources, Inc.	1,296,378	0.3
26,748		Marsh & McLennan Cos., Inc.	1,531,056	0.3
9,573		Public Storage, Inc.	1,769,569	0.3
16,736		Simon Property Group, Inc.	3,047,793	0.6
			18,226,343	3.4

		Health Care: 14.0%
114,817		AbbVie, Inc.	7,513,624	1.4
18,339	@	Actavis PLC	4,720,642	0.9
7,694		Aetna, Inc.	683,458	0.1
14,285	@	Alexion Pharmaceuticals, Inc.	2,643,153	0.5
21,488		Allergan, Inc.	4,568,134	0.8
51,824		Amgen, Inc.	8,255,045	1.5
39,182		Baxter International, Inc.	2,871,649	0.5
13,954		Becton Dickinson & Co.	1,941,839	0.4
17,130	@	Biogen Idec, Inc.	5,814,778	1.1
42,724		Bristol-Myers Squibb Co.	2,521,998	0.5
57,831		Celgene Corp.	6,468,976	1.2
45,897	@	Express Scripts Holding Co.	3,886,099	0.7
110,892	@	Gilead Sciences, Inc.	10,452,680	1.9
2,817		Halyard Health, Inc.	128,089	0.0
32,074		Johnson & Johnson	3,353,978	0.6
16,652		McKesson Corp.	3,456,622	0.6
29,544		Merck & Co., Inc.	1,677,804	0.3
5,696		Regeneron Pharmaceuticals, Inc.	2,336,784	0.4
14,472		Stryker Corp.	1,365,144	0.3
11,610		Thermo Fisher Scientific, Inc.	1,454,617	0.3
			76,115,113	14.0

		Industrials: 10.1%
47,246		3M Co.	7,763,463	1.4
52,010		American Airlines Group, Inc.	2,789,296	0.5
52,657		Boeing Co.	6,844,357	1.3
9,559		Caterpillar, Inc.	874,935	0.2
13,281		Cummins, Inc.	1,914,722	0.4
10,309		Danaher Corp.	883,584	0.2
5,781		Deere & Co.	511,445	0.1
3,188		Delta Airlines, Inc.	156,818	0.0
37,853		Emerson Electric Co.	2,336,666	0.4
9,176		FedEx Corp.	1,593,504	0.3

See Accompanying Notes to Financial Statements

50

Voya Russell™ Large Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

56,551		Honeywell International, Inc.	5,650,576	1.0
23,371		Illinois Tool Works, Inc.	2,213,234	0.4
19,569		Lockheed Martin Corp.	3,768,402	0.7
4,741		Norfolk Southern Corp.	519,661	0.1
10,454		Precision Castparts Corp.	2,518,160	0.5
65,411		Union Pacific Corp.	7,792,412	1.4
51,113		United Parcel Service, Inc. - Class B	5,682,232	1.0
7,416		United Technologies Corp.	852,840	0.2
3,463		Waste Management, Inc.	177,721	0.0
			54,844,028	10.1

		Information Technology: 32.2%
45,678		Accenture PLC	4,079,502	0.8
35,939	@	Adobe Systems, Inc.	2,612,765	0.5
435,406		Apple, Inc.	48,060,114	8.9
34,811		Automatic Data Processing, Inc.	2,902,193	0.5
11,602		CDK Global, Inc.	472,897	0.1
43,940		Cognizant Technology Solutions Corp.	2,313,880	0.4
21,919		Corning, Inc.	502,603	0.1
91,514	@	eBay, Inc.	5,135,766	0.9
14,637		EMC Corp.	435,304	0.1
142,580		Facebook, Inc.	11,124,092	2.0
20,270		Google, Inc. – Class A	10,756,478	2.0
20,510		Google, Inc. - Class C	10,796,464	2.0
68,309		International Business Machines Corp.	10,959,496	2.0
30,551		Intel Corp.	1,108,696	0.2
72,598		Mastercard, Inc.	6,255,044	1.2
67,790	@	Micron Technology, Inc.	2,373,328	0.4
385,934		Microsoft Corp.	17,926,634	3.3
237,173		Oracle Corp.	10,665,670	2.0
121,880		Qualcomm, Inc.	9,059,340	1.7
44,338	@	Salesforce.com, Inc.	2,629,687	0.5
77,941		Texas Instruments, Inc.	4,167,116	0.8
36,209		Visa, Inc.	9,494,000	1.7
6,328		VMware, Inc.	522,187	0.1
			174,353,256	32.2

		Materials: 3.6%
13,915		Dow Chemical Co.	634,663	0.1
19,248		Ecolab, Inc.	2,011,801	0.4
62,600		EI Du Pont de Nemours & Co.	4,628,644	0.9
30,235		LyondellBasell Industries NV - Class A	2,400,357	0.4
34,924		Monsanto Co.	4,172,370	0.8
9,984		PPG Industries, Inc.	2,307,802	0.4
21,155		Praxair, Inc.	2,740,842	0.5
10,537		Southern Copper Corp.	297,143	0.1
			19,193,622	3.6

		Telecommunication Services: 2.6%
2,523		CenturyTel, Inc.	99,860	0.0
299,036		Verizon Communications, Inc.	13,988,904	2.6
			14,088,764	2.6

	Utilities: 0.0%
2,560	Dominion Resources, Inc.	196,864	0.0

	Total Common Stock
	(Cost $281,110,623)	527,955,291	97.4

SHORT-TERM INVESTMENTS: 5.0%
	Mutual Funds: 5.0%
27,241,055	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $27,241,055)	27,241,055	5.0

	Total Short-Term Investments
	(Cost $27,241,055)	27,241,055	5.0

	Total Investments in Securities (Cost $308,351,678)	$555,196,346	102.4
	Liabilities in Excess of Other Assets	(13,057,968)	(2.4)
	Net Assets	$542,138,378	100.0

††	Rate shown is the 7-day yield as of December 31, 2014.
@	Non-income producing security.

Cost for federal income tax purposes is $308,409,917.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$247,904,690
Gross Unrealized Depreciation	(1,118,261)

Net Unrealized Appreciation	$246,786,429

See Accompanying Notes to Financial Statements

51

Voya Russell™ Large Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.1%
		Consumer Discretionary: 10.3%
21,298	@	Amazon.com, Inc.	6,609,834	0.8
24,088		Carnival Corp.	1,091,909	0.1
29,686		CBS Corp. - Class B	1,642,823	0.2
146,843		Comcast Corp. – Class A	8,518,362	1.0
26,515	@	DirecTV Group	2,298,850	0.3
220,162		Ford Motor Co.	3,412,511	0.4
90,908		General Motors Co.	3,173,598	0.4
77,535		Home Depot, Inc.	8,138,849	1.0
37,645		Johnson Controls, Inc.	1,819,759	0.2
21,318		Las Vegas Sands Corp.	1,239,855	0.1
57,752		Lowe's Cos, Inc.	3,973,338	0.5
56,033		McDonald's Corp.	5,250,292	0.6
39,599		Nike, Inc.	3,807,444	0.4
2,925	@	Priceline.com, Inc.	3,335,114	0.4
42,672		Starbucks Corp.	3,501,238	0.4
35,924		Target Corp.	2,726,991	0.3
20,151		Thomson Reuters Corp.	812,891	0.1
15,793		Time Warner Cable, Inc.	2,401,484	0.3
50,011		Time Warner, Inc.	4,271,940	0.5
39,701		TJX Cos., Inc.	2,722,695	0.3
107,951		Twenty-First Century Fox, Inc. - Class A	4,145,858	0.5
24,370		Viacom - Class B	1,833,843	0.2
98,179		Walt Disney Co.	9,247,480	1.1
25,024		Yum! Brands, Inc.	1,822,998	0.2
			87,799,956	10.3

		Consumer Staples: 10.1%
112,614		Altria Group, Inc.	5,548,492	0.7
37,101		Archer-Daniels-Midland Co.	1,929,252	0.2
225,094		Coca-Cola Co.	9,503,469	1.1
51,899		Colgate-Palmolive Co.	3,590,892	0.4
24,940		Costco Wholesale Corp.	3,535,245	0.4
66,285		CVS Caremark Corp.	6,383,908	0.8
13,005		Estee Lauder Cos., Inc.	990,981	0.1
34,830		General Mills, Inc.	1,857,484	0.2
14,561		Kellogg Co.	952,872	0.1
21,359		Kimberly-Clark Corp.	2,467,819	0.3
33,743		Kraft Foods Group, Inc.	2,114,336	0.2
95,879		Mondelez International, Inc.	3,482,805	0.4
85,941		PepsiCo, Inc.	8,126,581	1.0
89,169		Philip Morris International, Inc.	7,262,815	0.9
153,400		Procter & Gamble Co.	13,973,206	1.6
17,504		Reynolds American, Inc.	1,124,982	0.1
33,140		Sysco Corp.	1,315,326	0.2
54,108		Walgreens Boots Alliance, Inc.	4,123,030	0.5
90,324		Wal-Mart Stores, Inc.	7,757,025	0.9
			86,040,520	10.1

		Energy: 9.1%
28,633		Anadarko Petroleum Corp.	2,362,222	0.3
21,868		Apache Corp.	1,370,468	0.2
24,718		Baker Hughes, Inc.	1,385,938	0.2
17,815		California Resources Corp.	98,161	0.0
107,922		Chevron Corp.	12,106,690	1.4
69,603		ConocoPhillips	4,806,783	0.6
23,124		Devon Energy Corp.	1,415,420	0.2
30,979		EOG Resources, Inc.	2,852,237	0.3
243,446		ExxonMobil Corp.	22,506,583	2.6
47,872		Halliburton Co.	1,882,806	0.2
15,755		Hess Corp.	1,163,034	0.1
76,993		Kinder Morgan, Inc.	3,257,574	0.4
38,321		Marathon Oil Corp.	1,084,101	0.1
14,252		Marathon Petroleum Corp.	1,286,385	0.2
24,324		National Oilwell Varco, Inc.	1,593,952	0.2
44,539		Occidental Petroleum Corp.	3,590,289	0.4
32,080		Phillips 66	2,300,136	0.3
8,111		Pioneer Natural Resources Co.	1,207,322	0.1
73,731		Schlumberger Ltd.	6,297,365	0.7
38,025		Spectra Energy Corp.	1,380,307	0.2
30,250		Valero Energy Corp.	1,497,375	0.2
42,350		Williams Cos., Inc.	1,903,209	0.2
			77,348,357	9.1

		Financials: 15.4%
19,146		ACE Ltd.	2,199,492	0.3
25,750		Aflac, Inc.	1,573,067	0.2
82,014		American International Group, Inc.	4,593,604	0.5
24,608		Allstate Corp.	1,728,712	0.2
51,424		American Express Co.	4,784,489	0.6
22,439		American Tower Corp.	2,218,095	0.3
596,127		Bank of America Corp.	10,664,712	1.3
64,645		Bank of New York Mellon Corp.	2,622,648	0.3
40,737		BB&T Corp.	1,584,262	0.2
103,755	@	Berkshire Hathaway, Inc. – Class B	15,578,813	1.8
7,227		Blackrock, Inc.	2,584,086	0.3
32,401		Capital One Financial Corp.	2,674,703	0.3
63,728		Charles Schwab Corp.	1,923,948	0.2
13,864		Chubb Corp.	1,434,508	0.2
172,217		Citigroup, Inc.	9,318,662	1.1
18,079		CME Group, Inc.	1,602,703	0.2
26,434		Discover Financial Services	1,731,163	0.2
20,481		Equity Residential	1,471,355	0.2
22,494		Franklin Resources, Inc.	1,245,493	0.1
25,352		Goldman Sachs Group, Inc.	4,913,978	0.6
214,559		JPMorgan Chase & Co.	13,427,102	1.6
31,161		Marsh & McLennan Cos., Inc.	1,783,656	0.2
53,039		Metlife, Inc.	2,868,879	0.3
86,947		Morgan Stanley	3,373,544	0.4
30,284		PNC Financial Services Group, Inc.	2,762,809	0.3

See Accompanying Notes to Financial Statements

52

Voya Russell™ Large Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

26,080		Prudential Financial, Inc.	2,359,197	0.3
8,142		Public Storage, Inc.	1,505,049	0.2
17,610		Simon Property Group, Inc.	3,206,957	0.4
24,402		State Street Corp.	1,915,557	0.2
19,702		Travelers Cos., Inc.	2,085,457	0.2
97,378		US Bancorp.	4,377,141	0.5
270,728		Wells Fargo & Co.	14,841,309	1.7
			130,955,150	15.4

		Health Care: 14.5%
85,149		Abbott Laboratories	3,833,408	0.5
90,139		AbbVie, Inc.	5,898,696	0.7
14,396	@	Actavis PLC	3,705,674	0.4
20,260		Aetna, Inc.	1,799,696	0.2
11,213	@	Alexion Pharmaceuticals, Inc.	2,074,741	0.2
16,870		Allergan, Inc.	3,586,393	0.4
42,914		Amgen, Inc.	6,835,771	0.8
15,856		Anthem, Inc.	1,992,624	0.2
30,757		Baxter International, Inc.	2,254,181	0.3
10,950		Becton Dickinson & Co.	1,523,802	0.2
13,447	@	Biogen Idec, Inc.	4,564,584	0.5
93,943		Bristol-Myers Squibb Co.	5,545,455	0.7
45,403		Celgene Corp.	5,078,780	0.6
25,563		Covidien PLC	2,614,584	0.3
55,770		Eli Lilly & Co.	3,847,572	0.5
41,603	@	Express Scripts Holding Co.	3,522,526	0.4
87,062	@	Gilead Sciences, Inc.	8,206,464	1.0
2,669		Halyard Health, Inc.	121,359	0.0
160,383		Johnson & Johnson	16,771,250	2.0
13,072		McKesson Corp.	2,713,486	0.3
56,637		Medtronic, Inc.	4,089,191	0.5
165,675		Merck & Co., Inc.	9,408,683	1.1
361,608		Pfizer, Inc.	11,264,089	1.3
4,470		Regeneron Pharmaceuticals, Inc.	1,833,818	0.2
19,059		Stryker Corp.	1,797,836	0.2
22,619		Thermo Fisher Scientific, Inc.	2,833,935	0.3
55,544		UnitedHealth Group, Inc.	5,614,943	0.7
			123,333,541	14.5

		Industrials: 10.1%
37,090		3M Co.	6,094,629	0.7
40,826		American Airlines Group, Inc.	2,189,498	0.3
41,340		Boeing Co.	5,373,373	0.6
35,391		Caterpillar, Inc.	3,239,338	0.4
56,950		CSX Corp.	2,063,299	0.2
10,424		Cummins, Inc.	1,502,828	0.2
34,441		Danaher Corp.	2,951,938	0.4
20,625		Deere & Co.	1,824,694	0.2
48,076		Delta Airlines, Inc.	2,364,858	0.3
27,030		Eaton Corp. PLC	1,836,959	0.2
39,777		Emerson Electric Co.	2,455,434	0.3
16,755		FedEx Corp.	2,909,673	0.3
17,335		General Dynamics Corp.	2,385,643	0.3
568,471		General Electric Co.	14,365,262	1.7
44,399		Honeywell International, Inc.	4,436,348	0.5

18,345		Illinois Tool Works, Inc.	1,737,272	0.2
15,363		Lockheed Martin Corp.	2,958,453	0.4
17,557		Norfolk Southern Corp.	1,924,423	0.2
11,452		Northrop Grumman Corp.	1,687,910	0.2
8,206		Precision Castparts Corp.	1,976,661	0.2
17,738		Raytheon Co.	1,918,720	0.2
51,355		Union Pacific Corp.	6,117,921	0.7
40,125		United Parcel Service, Inc. - Class B	4,460,696	0.5
51,967		United Technologies Corp.	5,976,205	0.7
26,384		Waste Management, Inc.	1,354,027	0.2
			86,106,062	10.1

		Information Technology: 20.5%
35,859		Accenture PLC	3,202,567	0.4
28,219	@	Adobe Systems, Inc.	2,051,521	0.2
341,823		Apple, Inc.	37,730,423	4.4
27,329		Automatic Data Processing, Inc.	2,278,419	0.3
9,109		CDK Global, Inc.	371,283	0.0
290,402		Cisco Systems, Inc.	8,077,532	1.0
34,491		Cognizant Technology Solutions Corp.	1,816,296	0.2
74,160		Corning, Inc.	1,700,489	0.2
71,848	@	eBay, Inc.	4,032,110	0.5
116,075		EMC Corp.	3,452,070	0.4
111,931		Facebook, Inc.	8,732,857	1.0
15,913		Google, Inc. – Class A	8,444,393	1.0
16,101		Google, Inc. - Class C	8,475,566	1.0
107,439		Hewlett-Packard Co.	4,311,527	0.5
53,628		International Business Machines Corp.	8,604,076	1.0
282,209		Intel Corp.	10,241,365	1.2
56,998		Mastercard, Inc.	4,910,948	0.6
60,682	@	Micron Technology, Inc.	2,124,477	0.3
468,279		Microsoft Corp.	21,751,559	2.6
186,206		Oracle Corp.	8,373,684	1.0
95,687		Qualcomm, Inc.	7,112,415	0.8
34,808	@	Salesforce.com, Inc.	2,064,462	0.2
61,184		Texas Instruments, Inc.	3,271,203	0.4
28,426		Visa, Inc.	7,453,297	0.9
5,037		VMware, Inc.	415,653	0.1
53,703	@	Yahoo!, Inc.	2,712,538	0.3
			173,712,730	20.5

		Materials: 2.5%
12,034		Air Products & Chemicals, Inc.	1,735,664	0.2
68,264		Dow Chemical Co.	3,113,521	0.4
15,114		Ecolab, Inc.	1,579,715	0.2
52,058		EI Du Pont de Nemours & Co.	3,849,169	0.4
58,894		Freeport-McMoRan, Inc.	1,375,764	0.2
23,732		LyondellBasell Industries NV - Class A	1,884,083	0.2
27,418		Monsanto Co.	3,275,628	0.4
7,837		PPG Industries, Inc.	1,811,523	0.2
16,608		Praxair, Inc.	2,151,733	0.3
8,376		Southern Copper Corp.	236,203	0.0
			21,013,003	2.5

See Accompanying Notes to Financial Statements

53

Voya Russell™ Large Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

		Telecommunication Services: 2.7%
294,245	AT&T, Inc.	9,883,689	1.2
32,468	CenturyTel, Inc.	1,285,083	0.2
41,865	Sprint Corp.	173,740	0.0
15,255	T-Mobile US, Inc.	410,970	0.0
234,760	Verizon Communications, Inc.	10,982,073	1.3
		22,735,555	2.7

	Utilities: 1.9%
27,672	American Electric Power Co., Inc.	1,680,244	0.2
32,975	Dominion Resources, Inc.	2,535,778	0.3
40,089	Duke Energy Corp.	3,349,035	0.4
48,678	Exelon Corp.	1,804,980	0.2
24,724	NextEra Energy, Inc.	2,627,914	0.3
26,351	Pacific Gas & Electric Co.	1,402,927	0.2
50,538	Southern Co.	2,481,921	0.3
		15,882,799	1.9

	Total Common Stock
	(Cost $359,453,988)	824,927,673	97.1

SHORT-TERM INVESTMENTS: 2.8%
	Mutual Funds: 2.8%
23,614,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $23,614,000)	23,614,000	2.8

	Total Short-Term Investments
	(Cost $23,614,000)	23,614,000	2.8

	Total Investments in Securities (Cost $383,067,988)	$848,541,673	99.9
	Assets in Excess of Other Liabilities	939,048	0.1
	Net Assets	$849,480,721	100.0

††	Rate shown is the 7-day yield as of December 31, 2014.
@	Non-income producing security.

Cost for federal income tax purposes is $387,756,383.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$466,753,355
Gross Unrealized Depreciation	(5,968,065)

Net Unrealized Appreciation	$460,785,290

See Accompanying Notes to Financial Statements

54

Voya Russell™ Large Cap Value Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares		Value	Percentage of Net Assets
COMMON STOCK: 95.2%
	Consumer Discretionary: 4.6%
11,608	Carnival Corp.	526,191	0.3
1,346	CBS Corp. - Class B	74,488	0.0
6,016	Comcast Corp. – Class A	348,988	0.2
106,093	Ford Motor Co.	1,644,442	0.8
43,817	General Motors Co.	1,529,651	0.7
13,301	Johnson Controls, Inc.	642,970	0.3
15,567	Target Corp.	1,181,691	0.6
9,707	Thomson Reuters Corp.	391,580	0.2
24,100	Time Warner, Inc.	2,058,622	1.0
13,684	Twenty-First Century Fox, Inc. - Class A	525,534	0.2
7,666	Walt Disney Co.	722,061	0.3
		9,646,218	4.6

	Consumer Staples: 8.7%
2,931	Altria Group, Inc.	144,410	0.1
16,127	Archer-Daniels-Midland Co.	838,604	0.4
2,651	Colgate-Palmolive Co.	183,423	0.1
693	Costco Wholesale Corp.	98,233	0.0
27,408	CVS Caremark Corp.	2,639,665	1.3
615	Kellogg Co.	40,246	0.0
1,762	Kimberly-Clark Corp.	203,582	0.1
46,213	Mondelez International, Inc.	1,678,687	0.8
17,749	Philip Morris International, Inc.	1,445,656	0.7
69,715	Procter & Gamble Co.	6,350,339	3.1
2,067	Reynolds American, Inc.	132,846	0.1
9,980	Sysco Corp.	396,106	0.2
6,466	Walgreens Boots Alliance, Inc.	492,709	0.2
39,088	Wal-Mart Stores, Inc.	3,356,877	1.6
		18,001,383	8.7

	Energy: 13.8%
12,792	Anadarko Petroleum Corp.	1,055,340	0.5
10,539	Apache Corp.	660,479	0.3
10,922	Baker Hughes, Inc.	612,397	0.3
8,585	California Resources Corp.	47,303	0.0
52,010	Chevron Corp.	5,834,482	2.8
33,542	ConocoPhillips	2,316,411	1.1
11,144	Devon Energy Corp.	682,124	0.3
117,326	ExxonMobil Corp.	10,846,789	5.2
7,593	Hess Corp.	560,515	0.3
26,862	Kinder Morgan, Inc.	1,136,531	0.6
18,472	Marathon Oil Corp.	522,573	0.3
1,752	Marathon Petroleum Corp.	158,136	0.1
10,727	National Oilwell Varco, Inc.	702,940	0.3
21,464	Occidental Petroleum Corp.	1,730,213	0.8
9,122	Phillips 66	654,047	0.3
18,325		Spectra Energy Corp.	665,197	0.3
11,094		Valero Energy Corp.	549,153	0.3
			28,734,630	13.8

		Financials: 27.1%
9,227		ACE Ltd.	1,059,998	0.5
12,409		Aflac, Inc.	758,066	0.4
39,523		American International Group, Inc.	2,213,683	1.1
11,857		Allstate Corp.	832,954	0.4
287,295		Bank of America Corp.	5,139,707	2.5
31,156		Bank of New York Mellon Corp.	1,263,999	0.6
19,633		BB&T Corp.	763,527	0.4
50,003	@	Berkshire Hathaway, Inc. – Class B	7,507,950	3.6
2,153		Blackrock, Inc.	769,827	0.4
15,618		Capital One Financial Corp.	1,289,266	0.6
25,644		Charles Schwab Corp.	774,192	0.4
6,679		Chubb Corp.	691,076	0.3
82,996		Citigroup, Inc.	4,490,914	2.2
8,710		CME Group, Inc.	772,141	0.4
12,738		Discover Financial Services	834,212	0.4
9,870		Equity Residential	709,061	0.3
1,984		Franklin Resources, Inc.	109,854	0.1
12,218		Goldman Sachs Group, Inc.	2,368,215	1.1
103,402		JPMorgan Chase & Co.	6,470,897	3.1
4,895		Marsh & McLennan Cos., Inc.	280,190	0.1
25,562		Metlife, Inc.	1,382,649	0.7
41,902		Morgan Stanley	1,625,798	0.8
14,593		PNC Financial Services Group, Inc.	1,331,319	0.6
12,569		Prudential Financial, Inc.	1,136,992	0.6
301		Public Storage, Inc.	55,640	0.0
2,157		Simon Property Group, Inc.	392,811	0.2
11,760		State Street Corp.	923,160	0.4
9,494		Travelers Cos., Inc.	1,004,940	0.5
46,932		US Bancorp.	2,109,593	1.0
130,473		Wells Fargo & Co.	7,152,530	3.4
			56,215,161	27.1

		Health Care: 14.8%
41,034		Abbott Laboratories	1,847,351	0.9
6,856		Aetna, Inc.	609,019	0.3
1,076		Amgen, Inc.	171,396	0.1
7,642		Anthem, Inc.	960,370	0.5
29,114		Bristol-Myers Squibb Co.	1,718,599	0.8
12,318		Covidien PLC	1,259,885	0.6
26,878		Eli Lilly & Co.	1,854,313	0.9
2,687	@	Express Scripts Holding Co.	227,508	0.1
220		Halyard Health, Inc.	10,003	0.0
65,159		Johnson & Johnson	6,813,677	3.3
27,294		Medtronic, Inc.	1,970,627	0.9
68,664		Merck & Co., Inc.	3,899,429	1.9
174,270		Pfizer, Inc.	5,428,511	2.6
3,712		Stryker Corp.	350,153	0.2

See Accompanying Notes to Financial Statements

55

Voya Russell™ Large Cap Value Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

6,508		Thermo Fisher Scientific, Inc.	815,387	0.4
26,770		UnitedHealth Group, Inc.	2,706,179	1.3
			30,642,407	14.8

		Industrials: 10.0%
13,439		Caterpillar, Inc.	1,230,072	0.6
27,440		CSX Corp.	994,151	0.5
12,700		Danaher Corp.	1,088,517	0.5
7,753		Deere & Co.	685,908	0.3
21,961		Delta Airlines, Inc.	1,080,262	0.5
13,025		Eaton Corp. PLC	885,179	0.4
4,852		Emerson Electric Co.	299,514	0.1
4,602		FedEx Corp.	799,183	0.4
8,355		General Dynamics Corp.	1,149,815	0.6
273,964		General Electric Co.	6,923,070	3.3
6,666		Norfolk Southern Corp.	730,660	0.4
5,519		Northrop Grumman Corp.	813,446	0.4
8,549		Raytheon Co.	924,745	0.5
22,242		United Technologies Corp.	2,557,830	1.2
11,404		Waste Management, Inc.	585,253	0.3
			20,747,605	10.0

		Information Technology: 8.5%
139,955		Cisco Systems, Inc.	3,892,848	1.9
27,460		Corning, Inc.	629,658	0.3
50,394		EMC Corp.	1,498,718	0.7
51,776		Hewlett-Packard Co.	2,077,771	1.0
124,441		Intel Corp.	4,515,964	2.2
3,595	@	Micron Technology, Inc.	125,861	0.0
79,665		Microsoft Corp.	3,700,439	1.8
25,881	@	Yahoo!, Inc.	1,307,249	0.6
			17,748,508	8.5

		Materials: 1.4%
5,800		Air Products & Chemicals, Inc.	836,534	0.4
27,633		Dow Chemical Co.	1,260,341	0.6
1,405		EI Du Pont de Nemours & Co.	103,886	0.1
28,378		Freeport-McMoRan, Inc.	662,910	0.3
			2,863,671	1.4

		Telecommunication Services: 2.7%
141,811		AT&T, Inc.	4,763,432	2.3
14,692		CenturyTel, Inc.	581,509	0.3
19,909		Sprint Corp.	82,622	0.0
7,254		T-Mobile US, Inc.	195,423	0.1
			5,622,986	2.7

		Utilities: 3.6%
13,337		American Electric Power Co., Inc.	809,823	0.4
14,921		Dominion Resources, Inc.	1,147,425	0.5
19,322		Duke Energy Corp.	1,614,160	0.8
23,459		Exelon Corp.	869,860	0.4
11,915		NextEra Energy, Inc.	1,266,445	0.6
12,696		Pacific Gas & Electric Co.	675,935	0.3
24,358	Southern Co.	1,196,221	0.6
		7,579,869	3.6

	Total Common Stock
	(Cost $127,265,338)	197,802,438	95.2

SHORT-TERM INVESTMENTS: 4.4%
	Mutual Funds: 4.4%
9,062,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $9,062,000)	9,062,000	4.4

	Total Short-Term Investments
	(Cost $9,062,000)	9,062,000	4.4

	Total Investments in Securities (Cost $136,327,338)	$206,864,438	99.6
	Assets in Excess of Other Liabilities	822,062	0.4
	Net Assets	$207,686,500	100.0

††	Rate shown is the 7-day yield as of December 31, 2014.
@	Non-income producing security.

Cost for federal income tax purposes is $140,119,260.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$71,189,496
Gross Unrealized Depreciation	(4,444,318)

Net Unrealized Appreciation	$66,745,178

See Accompanying Notes to Financial Statements

56

Voya Russell™ Mid Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.8%
		Consumer Discretionary: 24.6%
1,508		Aaron's, Inc.	46,100	0.0
1,344	L	Abercrombie & Fitch Co.	38,492	0.0
9,264		Advance Auto Parts, Inc.	1,475,570	0.4
7,579		AMC Networks, Inc.	483,313	0.1
5,013		ARAMARK Holdings Corp.	156,155	0.0
8,764	@	Autonation, Inc.	529,433	0.1
4,141	@	Autozone, Inc.	2,563,734	0.6
9,949	@	Bed Bath & Beyond, Inc.	757,815	0.2
11,013		Best Buy Co., Inc.	429,287	0.1
2,016		Big Lots, Inc.	80,680	0.0
29,026		BorgWarner, Inc.	1,594,979	0.4
8,248		Brinker International, Inc.	484,075	0.1
747		Cabela's, Inc.	39,374	0.0
24,837	L	Cablevision Systems Corp.	512,636	0.1
19,287	@	Carmax, Inc.	1,284,128	0.3
6,818		Carter's, Inc.	595,280	0.1
10,075		Charter Communications, Inc.	1,678,696	0.4
8,638		Chico's FAS, Inc.	140,022	0.0
3,947		Chipotle Mexican Grill, Inc.	2,701,761	0.6
328		Choice Hotels International, Inc.	18,375	0.0
14,654		Cinemark Holdings, Inc.	521,389	0.1
2,690		Clear Channel Outdoor Holdings, Inc.	28,487	0.0
34,814		Coach, Inc.	1,307,614	0.3
6,749		Coty, Inc - Class A	139,434	0.0
8,273		CST Brands, Inc.	360,786	0.1
4,394	@	Deckers Outdoor Corp.	400,030	0.1
2,184		Dick's Sporting Goods, Inc.	108,436	0.0
2,071		Dillard's, Inc.	259,248	0.1
29,142		Discovery Communications, Inc. - Class A	1,003,942	0.2
29,142		Discovery Communications, Inc. - Class C	982,668	0.2
19,847	@	Dish Network Corp. - Class A	1,446,648	0.3
29,951		Dollar General Corp.	2,117,536	0.5
26,259	@	Dollar Tree, Inc.	1,848,108	0.4
7,064		Domino's Pizza, Inc.	665,217	0.2
3,613		D.R. Horton, Inc.	91,373	0.0
13,507		Dunkin' Brands Group, Inc.	576,074	0.1
12,846		Expedia, Inc.	1,096,535	0.3
11,453		Family Dollar Stores, Inc.	907,192	0.2
2,710		Foot Locker, Inc.	152,248	0.0
5,920	@	Fossil Group, Inc.	655,581	0.2
760	L	GameStop Corp.	25,688	0.0
31,840		Gap, Inc.	1,340,782	0.3
11,025		Gentex Corp.	398,333	0.1
18,254		Genuine Parts Co.	1,945,329	0.5
11,562		GNC Holdings, Inc.	542,951	0.1
34,961		Goodyear Tire & Rubber Co.	998,836	0.2
1,706	L	GoPro, Inc.	107,853	0.0
61,094		Groupon, Inc.	504,636	0.1
34,813		H&R Block, Inc.	1,172,502	0.3
12,643		Hanesbrands, Inc.	1,411,212	0.3
27,723		Harley-Davidson, Inc.	1,827,223	0.4
8,646		Harman International Industries, Inc.	922,615	0.2
12,389		Hasbro, Inc.	681,271	0.2
17,177		Hilton Worldwide Holdings, Inc.	448,148	0.1
11,103		HomeAway, Inc.	330,647	0.1
313		Hyatt Hotels Corp.	18,846	0.0
53,782		Interpublic Group of Cos., Inc.	1,117,052	0.3
7,600	@	Jarden Corp.	363,888	0.1
16,073	@	Kate Spade & Co.	514,497	0.1
1,496		Kohl's Corp.	91,316	0.0
11,018		L Brands, Inc.	953,608	0.2
8,269		Lear Corp.	811,023	0.2
8,791		Leggett & Platt, Inc.	374,584	0.1
1,395		Lennar Corp.	62,510	0.0
31,166		Liberty Media Corp. - Interactive	916,904	0.2
9,459		Liberty TripAdvisor Holdings, Inc.	254,447	0.1
18,219		Liberty Ventures	687,221	0.2
10,317	L	Lions Gate Entertainment Corp.	330,350	0.1
9,424		Live Nation, Inc.	246,061	0.1
38,334	@	LKQ Corp.	1,077,952	0.3
35,466		Macy's, Inc.	2,331,889	0.6
24,584		Marriott International, Inc.	1,918,290	0.5
15,588		Mattel, Inc.	482,371	0.1
34,562		McGraw-Hill Cos., Inc.	3,075,327	0.7
4,119	@	MGM Resorts International	88,064	0.0
25,940		Michael Kors Holdings Ltd.	1,948,094	0.5
2,325		Michaels Cos, Inc.	57,497	0.0
2,480		Morningstar, Inc.	160,481	0.0
2,789		Murphy USA, Inc.	192,051	0.1
7,612	@	NetFlix, Inc.	2,600,335	0.6
20,830		Newell Rubbermaid, Inc.	793,415	0.2
17,602		Nordstrom, Inc.	1,397,423	0.3
10,666	@	Norwegian Cruise Line Holdings Ltd.	498,742	0.1
533	@	NVR, Inc.	679,751	0.2
32,813		Omnicom Group, Inc.	2,542,023	0.6
13,468	@	O'Reilly Automotive, Inc.	2,594,206	0.6
26,086		Pandora Media, Inc.	465,113	0.1
3,111	@	Panera Bread Co.	543,803	0.1
2,475		Penske Auto Group, Inc.	121,448	0.0
12,597		Petsmart, Inc.	1,024,073	0.2
8,367		Polaris Industries, Inc.	1,265,425	0.3
9,153		PVH Corp.	1,173,140	0.3
5,638		Ralph Lauren Corp.	1,043,932	0.2
2,665	L	Regal Entertainment Group	56,924	0.0

See Accompanying Notes to Financial Statements

57

Voya Russell™ Mid Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

27,134	@	Restaurant Brands International, Inc.	1,059,311	0.3
26,970		Ross Stores, Inc.	2,542,192	0.6
15,238	@	Sally Beauty Holdings, Inc.	468,416	0.1
13,415		Scripps Networks Interactive - Class A	1,009,747	0.2
2,695		Sears Holding Corp.	88,881	0.0
8,733		SeaWorld Entertainment, Inc.	156,321	0.0
21,085		Service Corp. International	478,629	0.1
3,638		ServiceMaster Global Holdings, Inc.	97,389	0.0
6,998		Signet Jewelers Ltd.	920,727	0.2
329,182	@	Sirius XM Holdings, Inc.	1,152,137	0.3
9,349		Six Flags Entertainment Corp.	403,409	0.1
10,179		Starwood Hotels & Resorts Worldwide, Inc.	825,212	0.2
10,531	@	Starz	312,771	0.1
7,718	@	Tempur Sealy International, Inc.	423,795	0.1
12,068	L	Tesla Motors, Inc.	2,684,044	0.6
5,900		Thor Industries, Inc.	329,633	0.1
14,323		Tiffany & Co.	1,530,556	0.4
17,585		Tractor Supply Co.	1,386,050	0.3
14,140		TripAdvisor, Inc.	1,055,692	0.3
6,404		Tupperware Corp.	403,452	0.1
8,167	@	Ulta Salon Cosmetics & Fragrance, Inc.	1,044,069	0.3
21,964		Under Armour, Inc.	1,491,356	0.4
9,915	@	Urban Outfitters, Inc.	348,314	0.1
43,804		VF Corp.	3,280,920	0.8
919		Whirlpool Corp.	178,047	0.0
11,952		Williams-Sonoma, Inc.	904,527	0.2
16,164		Wyndham Worldwide Corp.	1,386,225	0.3
10,289		Wynn Resorts Ltd.	1,530,592	0.4
1,698	L	Zulily, Inc.	39,733	0.0
			105,342,700	24.6

		Consumer Staples: 7.9%
22,736		Avon Products, Inc.	213,491	0.0
19,536		Brown-Forman Corp.	1,716,042	0.4
14,673		Campbell Soup Co.	645,612	0.2
17,260		Church & Dwight Co., Inc.	1,360,261	0.3
13,537		Clorox Co.	1,410,691	0.3
31,924		Coca-Cola Enterprises, Inc.	1,411,679	0.3
18,985	@	Constellation Brands, Inc.	1,863,758	0.4
24,932		Dr Pepper Snapple Group, Inc.	1,787,126	0.4
21,818		Flowers Foods, Inc.	418,687	0.1
11,654		Hain Celestial Group, Inc.	679,312	0.2
9,758	@,L	Herbalife Ltd.	367,877	0.1
18,985		Hershey Co.	1,973,111	0.5
16,990		Hormel Foods Corp.	885,179	0.2
1,437		Ingredion, Inc.	121,915	0.0
17,958		Keurig Green Mountain, Inc.	2,377,549	0.6
64,783		Kroger Co.	4,159,716	1.0
46,032		Lorillard, Inc.	2,897,254	0.7
16,570		McCormick & Co., Inc.	1,231,151	0.3
25,660		Mead Johnson Nutrition Co.	2,579,856	0.6
18,177	@	Monster Beverage Corp.	1,969,478	0.5
7,565	L	Nu Skin Enterprises, Inc.	330,591	0.1
1,065	@,L	Pilgrim's Pride Corp.	34,921	0.0
82,844	@	Rite Aid Corp.	622,987	0.1
2,724		Spectrum Brands Holdings, Inc.	260,632	0.1
12,540		Sprouts Farmers Market, Inc.	426,109	0.1
2,232		Tyson Foods, Inc.	89,481	0.0
22,079		WhiteWave Foods Co.	772,544	0.2
20,299		Whole Foods Market, Inc.	1,023,476	0.2
			33,630,486	7.9

		Energy: 5.0%
6,803		Antero Resources Corp.	276,066	0.1
1,796		Atwood Oceanics, Inc.	50,952	0.0
52,985		Cabot Oil & Gas Corp.	1,568,886	0.4
16,566	@	Cameron International Corp.	827,472	0.2
30,205	@	Cheniere Energy, Inc.	2,126,432	0.5
15,542		Chesapeake Energy Corp.	304,157	0.1
1,350		Cimarex Energy Co.	143,100	0.0
40,911		Cobalt International Energy, Inc.	363,699	0.1
14,311		Concho Resources, Inc.	1,427,522	0.3
10,929		Continental Resources, Inc.	419,236	0.1
824		CVR Energy, Inc.	31,897	0.0
9,712		Dresser-Rand Group, Inc.	794,442	0.2
5,183	@	Dril-Quip, Inc.	397,692	0.1
17,456		EQT Corp.	1,321,419	0.3
29,861	@	FMC Technologies, Inc.	1,398,689	0.3
611		Frank's International N.V.	10,161	0.0
8,776	@	Gulfport Energy Corp.	366,310	0.1
8,306		Helmerich & Payne, Inc.	559,990	0.1
4,668		HollyFrontier Corp.	174,957	0.1
13,555		Kosmos Energy, LLC	113,726	0.0
8,748	L	Laredo Petroleum, Inc.	90,542	0.0
3,508		Memorial Resource Development Corp.	63,249	0.0
3,785		Nabors Industries Ltd.	49,129	0.0
32,657		Noble Energy, Inc.	1,548,921	0.4
12,980		Oasis Petroleum, Inc.	214,689	0.1
13,712		Oceaneering International, Inc.	806,403	0.2
13,987		Oneok, Inc.	696,413	0.2
9,472		Patterson-UTI Energy, Inc.	157,140	0.0
2,791		PBF Energy, Inc.	74,352	0.0
2,968		QEP Resources, Inc.	60,013	0.0
20,809		Range Resources Corp.	1,112,241	0.3
6,307		Rice Energy, Inc.	132,258	0.0
7,895		RPC, Inc.	102,951	0.0
1,180		Seventy Seven Energy, Inc.	6,384	0.0
8,605		SM Energy Co.	331,981	0.1
5,445	L	Solar City	291,199	0.1
44,831	@	Southwestern Energy Co.	1,223,438	0.3

See Accompanying Notes to Financial Statements

58

Voya Russell™ Mid Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

1,362		Superior Energy Services	27,444	0.0
4,791		Targa Resources Corp.	508,086	0.1
2,676		Teekay Corp.	136,182	0.0
7,063		Tesoro Corp.	525,134	0.1
5,883	@,L	Ultra Petroleum Corp.	77,420	0.0
434	@	Unit Corp.	14,799	0.0
7,575	@	Whiting Petroleum Corp.	249,975	0.1
2,063		World Fuel Services Corp.	96,817	0.0
			21,273,965	5.0

		Financials: 8.8%
7,019	@	Affiliated Managers Group, Inc.	1,489,713	0.3
30,719		Ally Financial, Inc.	725,583	0.2
1,550		American Financial Group, Inc.	94,116	0.0
8,438		Ameriprise Financial, Inc.	1,115,926	0.3
28,930		Aon PLC	2,743,432	0.6
10,607		Apartment Investment & Management Co.	394,050	0.1
18,848		Arthur J. Gallagher & Co.	887,364	0.2
3,523		Artisan Partners Asset Management, Inc.	178,017	0.0
2,257		Boston Properties, Inc.	290,453	0.1
951		Brown & Brown, Inc.	31,297	0.0
10,915		CBOE Holdings, Inc.	692,229	0.2
35,574	@	CBRE Group, Inc.	1,218,410	0.3
2,405		Columbia Property Trust, Inc.	60,967	0.0
42,384		Crown Castle International Corp.	3,335,621	0.8
15,277		Eaton Vance Corp.	625,288	0.1
7,741		Equity Lifestyle Properties, Inc.	399,049	0.1
3,138		Erie Indemnity Co.	284,836	0.1
14,721		Extra Space Storage, Inc.	863,239	0.2
5,670		Federal Realty Investment Trust	756,718	0.2
8,854		Federated Investors, Inc.	291,562	0.1
1,807		Gaming and Leisure Properties, Inc.	53,017	0.0
21,987		Health Care Real Estate Investment Trust, Inc.	1,663,756	0.4
1,823		Healthcare Trust of America, Inc.	49,112	0.0
2,419		Howard Hughes Corp.	315,486	0.1
6,201		Intercontinental Exchange, Inc.	1,359,817	0.3
8,492		Invesco Ltd.	335,604	0.1
20,987		Iron Mountain, Inc.	811,357	0.2
1,527		Jones Lang LaSalle, Inc.	228,943	0.1
10,090		Lamar Advertising Co.	541,228	0.1
15,684	@	Lazard Ltd.	784,671	0.2
5,223		Legg Mason, Inc.	278,752	0.1
7,761		Leucadia National Corp.	174,002	0.0
11,105		LPL Financial Holdings, Inc.	494,728	0.1
24,007		Moody's Corp.	2,300,111	0.5
6,637		MSCI, Inc. - Class A	314,859	0.1
2,489	L	Nationstar Mortgage Holdings, Inc.	70,165	0.0
5,134		NorthStar Asset Management Group, Inc./New York	115,874	0.0
5,883		NorthStar Realty Finance Corp.	103,423	0.0
12,616	@	Ocwen Financial Corp.	190,502	0.0
5,301	L	Omega Healthcare Investors, Inc.	207,110	0.1
1,358		Outfront Media, Inc.	36,449	0.0
972		Paramount Group, Inc.	18,069	0.0
10,836		Plum Creek Timber Co., Inc.	463,672	0.1
1,926		Rayonier, Inc.	53,812	0.0
8,113		Realogy Holdings Corp.	360,947	0.1
2,462		Reinsurance Group of America, Inc.	215,720	0.1
823		Santander Consumer USA Holdings, Inc.	16,139	0.0
15,801		SEI Investments Co.	632,672	0.1
5,899		Signature Bank	743,038	0.2
18,451	@	SLM Corp.	188,016	0.0
564	@	SVB Financial Group	65,463	0.0
11,915		Synchrony Financial	354,471	0.1
33,358		T. Rowe Price Group, Inc.	2,864,118	0.7
7,289		Tanger Factory Outlet Centers, Inc.	269,401	0.1
7,502		Taubman Centers, Inc.	573,303	0.1
29,861		TD Ameritrade Holding Corp.	1,068,427	0.3
17,675		Ventas, Inc.	1,267,298	0.3
5,355		Vornado Realty Trust	630,337	0.1
10,820		Waddell & Reed Financial, Inc.	539,052	0.1
7,091		Weyerhaeuser Co.	254,496	0.1
			37,485,287	8.8

		Health Care: 13.7%
6,161		Agilent Technologies, Inc.	252,231	0.1
10,363		Align Technology, Inc.	579,395	0.1
15,707	@	Alkermes PLC	919,802	0.2
8,595	@	Allscripts Healthcare Solutions, Inc.	109,758	0.0
7,154		Alnylam Pharmaceuticals, Inc.	693,938	0.2
28,675		AmerisourceBergen Corp.	2,585,338	0.6
4,804	L	Athenahealth, Inc.	699,943	0.2
18,527		BioMarin Pharmaceuticals, Inc.	1,674,841	0.4
2,306		Bio-Techne Corp.	213,075	0.0
16,125	@	Boston Scientific Corp.	213,656	0.1
21,800	@	Brookdale Senior Living, Inc.	799,406	0.2
14,130		Bruker BioSciences Corp.	277,231	0.1
3,537		Cardinal Health, Inc.	285,542	0.1
26,262	@	Catamaran Corp.	1,359,059	0.3
7,323	@	Centene Corp.	760,494	0.2
37,831	@	Cerner Corp.	2,446,153	0.6
2,935		Charles River Laboratories International, Inc.	186,783	0.0
2,690		Cigna Corp.	276,828	0.1

See Accompanying Notes to Financial Statements

59

Voya Russell™ Mid Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

4,503		Cooper Cos., Inc.	729,891	0.2
6,599		Covance, Inc.	685,240	0.2
9,682		CR Bard, Inc.	1,613,215	0.4
9,064		Cubist Pharmaceuticals, Inc.	912,292	0.2
7,831	@	DaVita, Inc.	593,120	0.1
5,658		Dentsply International, Inc.	301,402	0.1
13,396	@	Edwards Lifesciences Corp.	1,706,383	0.4
19,335		Endo International PLC	1,394,440	0.3
10,412		Envision Healthcare Holdings, Inc.	361,192	0.1
3,980	@	HCA Holdings, Inc.	292,092	0.1
10,840	@	Henry Schein, Inc.	1,475,866	0.3
522		Hill-Rom Holdings, Inc.	23,814	0.0
9,984	@	Hologic, Inc.	266,972	0.1
6,056	@	Idexx Laboratories, Inc.	897,923	0.2
17,723	@	Illumina, Inc.	3,271,311	0.8
9,585		IMS Health Holdings, Inc.	245,759	0.1
18,362	@	Incyte Corp., Ltd.	1,342,446	0.3
1,599		Intercept Pharmaceuticals, Inc.	249,444	0.1
4,227	@	Intuitive Surgical, Inc.	2,235,829	0.5
7,540		Jazz Pharmaceuticals PLC	1,234,524	0.3
4,264	@	Laboratory Corp. of America Holdings	460,086	0.1
10,396		Mallinckrodt PLC - W/I	1,029,516	0.2
9,717	@	Medivation, Inc.	967,910	0.2
8,337	@	Mednax, Inc.	551,159	0.1
3,711		Mettler Toledo International, Inc.	1,122,429	0.3
47,450	@	Mylan Laboratories	2,674,757	0.6
8,415	@,L	Myriad Genetics, Inc.	286,615	0.1
983		Patterson Cos., Inc.	47,282	0.0
2,748		PerkinElmer, Inc.	120,170	0.0
4,045		Perrigo Co. PLC	676,162	0.2
7,728	@	Pharmacyclics, Inc.	944,825	0.2
4,156		Premier, Inc.	139,351	0.0
3,213		Quintiles Transnational Holdings, Inc.	189,149	0.0
17,821		Resmed, Inc.	999,045	0.2
8,051	@	Salix Pharmaceuticals Ltd.	925,382	0.2
12,844		Seattle Genetics, Inc.	412,678	0.1
4,556	@	Sirona Dental Systems, Inc.	398,058	0.1
23,240		St. Jude Medical, Inc.	1,511,297	0.4
12,396	@	Tenet Healthcare Corp.	628,105	0.1
6,090	@	United Therapeutics Corp.	788,594	0.2
2,518		Universal Health Services, Inc.	280,153	0.1
13,200	@	Varian Medical Systems, Inc.	1,141,932	0.3
4,850		Veeva Systems, Inc.	128,089	0.0
30,029	@	Vertex Pharmaceuticals, Inc.	3,567,445	0.8
1,936		VWR Corp.	50,084	0.0
10,768	@	Waters Corp.	1,213,769	0.3
1,615		Zimmer Holdings, Inc.	183,173	0.0
63,610		Zoetis, Inc.	2,737,138	0.6
			58,340,981	13.7
		Industrials: 16.3%
5,488		Acuity Brands, Inc.	768,704	0.2
886		Air Lease Corp.	30,399	0.0
15,950		Alaska Air Group, Inc.	953,172	0.2
12,257		Allegion Public Ltd.	679,773	0.2
17,147		Allison Transmission Holdings, Inc.	581,283	0.1
529		Amerco, Inc.	150,374	0.0
31,144		Ametek, Inc.	1,639,109	0.4
4,378		AO Smith Corp.	246,963	0.1
5,807	@	Armstrong World Industries, Inc.	296,854	0.1
13,382	@	Avis Budget Group, Inc.	887,628	0.2
13,366		BE Aerospace, Inc.	775,495	0.2
18,848		CH Robinson Worldwide, Inc.	1,411,527	0.3
12,513	L	Chicago Bridge & Iron Co. NV	525,296	0.1
10,220		Cintas Corp.	801,657	0.2
5,739	@	Clean Harbors, Inc.	275,759	0.1
12,103		Colfax Corp.	624,152	0.1
3,360		Copa Holdings S.A.	348,230	0.1
14,288	@	Copart, Inc.	521,369	0.1
4,102		CoStar Group, Inc.	753,250	0.2
5,652		Covanta Holding Corp.	124,401	0.0
2,283		Crane Co.	134,012	0.0
16,577		Donaldson Co., Inc.	640,370	0.2
15,602		Dover Corp.	1,118,975	0.3
1,697		Dun & Bradstreet Corp.	205,269	0.1
8,290		Equifax, Inc.	670,412	0.2
25,057		Expeditors International Washington, Inc.	1,117,793	0.3
37,680		Fastenal Co.	1,792,061	0.4
17,439		Flowserve Corp.	1,043,375	0.2
12,348		Fluor Corp.	748,659	0.2
8,906		Fortune Brands Home & Security, Inc.	403,175	0.1
3,079	@	Genesee & Wyoming, Inc.	276,864	0.1
7,694		Graco, Inc.	616,905	0.1
13,607		HD Supply Holdings, Inc	401,270	0.1
56,839		Hertz Global Holdings, Inc.	1,417,565	0.3
12,416	@	Hexcel Corp.	515,140	0.1
1,222		Hubbell, Inc.	130,546	0.0
5,271		Huntington Ingalls Industries, Inc.	592,777	0.1
9,446		IDEX Corp.	735,277	0.2
8,640		IHS, Inc.	983,923	0.2
2,948		Ingersoll-Rand PLC - Class A	186,874	0.0
2,647		ITT Corp.	107,098	0.0
11,685		JB Hunt Transport Services, Inc.	984,461	0.2
10,815		Kansas City Southern	1,319,754	0.3
7,216		KAR Auction Services, Inc.	250,034	0.1
7,237	@	Kirby Corp.	584,315	0.1
6,683		KLX, Inc.	275,674	0.1
5,706		Landstar System, Inc.	413,856	0.1
6,239		Lennox International, Inc.	593,142	0.1
3,516		Lincoln Electric Holdings, Inc.	242,920	0.1
17,331		Manitowoc Co., Inc.	383,015	0.1
45,263		Masco Corp.	1,140,628	0.3
7,273	@	Middleby Corp.	720,754	0.2

See Accompanying Notes to Financial Statements

60

Voya Russell™ Mid Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

5,989		MRC Global, Inc.	90,733	0.0
6,021		MSC Industrial Direct Co.	489,206	0.1
1,127	@	Navistar International Corp.	37,732	0.0
26,731		Nielsen Holdings NV	1,195,678	0.3
8,174		Nordson Corp.	637,245	0.2
1,170	L	NOW, Inc./DE	30,104	0.0
7,986	@	Old Dominion Freight Line	620,033	0.1
41,250		Paccar, Inc.	2,805,412	0.7
13,938		Pall Corp.	1,410,665	0.3
10,080		Parker Hannifin Corp.	1,299,816	0.3
1,716		Pentair PLC	113,977	0.0
11,883		Pitney Bowes, Inc.	289,589	0.1
6,623	@	Quanta Services, Inc.	188,027	0.0
17,457		Robert Half International, Inc.	1,019,140	0.2
17,580		Rockwell Automation, Inc.	1,954,896	0.5
15,175		Rockwell Collins, Inc.	1,281,984	0.3
8,151		Rollins, Inc.	269,798	0.1
5,741		Roper Industries, Inc.	897,605	0.2
2,542		RR Donnelley & Sons Co.	42,718	0.0
13,452	@,L	Seadrill LTD	160,617	0.0
1,046		Snap-On, Inc.	143,030	0.0
78,179		Southwest Airlines Co.	3,308,535	0.8
14,242		Spirit Aerosystems Holdings, Inc.	612,976	0.1
9,237		Spirit Airlines, Inc.	698,132	0.2
2,241		Stanley Black & Decker, Inc.	215,315	0.1
10,753	@	Stericycle, Inc.	1,409,503	0.3
725		Timken Co.	30,943	0.0
7,162		Toro Co.	457,007	0.1
6,720		TransDigm Group, Inc.	1,319,472	0.3
15,066		Trinity Industries, Inc.	421,999	0.1
1,604		Triumph Group, Inc.	107,821	0.0
47,457		Tyco International Plc	2,081,464	0.5
47,422	@	United Continental Holdings, Inc.	3,172,058	0.7
12,352		United Rentals, Inc.	1,260,028	0.3
11,953	@	USG Corp.	334,564	0.1
224		Valmont Industries, Inc.	28,448	0.0
21,130		Verisk Analytics, Inc.	1,353,377	0.3
175		Veritiv Corp.	9,077	0.0
7,193	@	WABCO Holdings, Inc.	753,683	0.2
12,247		Wabtec Corp.	1,064,142	0.3
9,557		Waste Connections, Inc.	420,412	0.1
7,402		WW Grainger, Inc.	1,886,696	0.4
16,914		Xylem, Inc.	643,916	0.2
			69,709,861	16.3

		Information Technology: 17.5%
13,956	@,L	3D Systems Corp.	458,734	0.1
41,523		Activision Blizzard, Inc.	836,688	0.2
79,191	@,L	Advanced Micro Devices, Inc.	211,440	0.0
22,603		Akamai Technologies, Inc.	1,423,085	0.3
7,473		Alliance Data Systems Corp.	2,137,652	0.5
14,880		Altera Corp.	549,667	0.1
39,907		Amphenol Corp.	2,147,396	0.5
18,189		Analog Devices, Inc.	1,009,853	0.2
2,748	@	Ansys, Inc.	225,336	0.1
103,263		Applied Materials, Inc.	2,573,314	0.6
606	L	Arista Networks, Inc.	36,821	0.0
15,965		ARRIS Group, Inc.	481,983	0.1
53,442	@	Atmel Corp.	448,646	0.1
22,788	@	Autodesk, Inc.	1,368,647	0.3
31,720		Avago Technologies Ltd.	3,190,715	0.7
3,609		Avnet, Inc.	155,259	0.0
8,916		Booz Allen Hamilton Holding Corp.	236,541	0.1
15,319		Broadridge Financial Solutions, Inc. ADR	707,431	0.2
36,767	@	Cadence Design Systems, Inc.	697,470	0.2
11,139		CDW Corp./DE	391,759	0.1
18,829	@	Citrix Systems, Inc.	1,201,290	0.3
7,989		CommScope Holding Co., Inc.	182,389	0.0
1,134		Computer Sciences Corp.	71,499	0.0
8,574	@,L	Cree, Inc.	276,254	0.1
8,291		Diebold, Inc.	287,200	0.1
3,153		DST Systems, Inc.	296,855	0.1
1,357		EchoStar Corp.	71,242	0.0
30,595	@	Electronic Arts, Inc.	1,438,424	0.3
6,754		Equinix, Inc.	1,531,334	0.4
9,616	@	F5 Networks, Inc.	1,254,551	0.3
5,377		Factset Research Systems, Inc.	756,813	0.2
4,582		Fidelity National Information Services, Inc.	285,000	0.1
8,925	L	FireEye, Inc.	281,852	0.1
31,644	@	Fiserv, Inc.	2,245,775	0.5
10,531		FleetCor Technologies, Inc.	1,566,065	0.4
12,713		Flir Systems, Inc.	410,757	0.1
17,409	@	Fortinet, Inc.	533,760	0.1
12,446		Freescale Semiconductor Holdings Ltd.	314,013	0.1
11,457	@	Gartner, Inc.	964,794	0.2
2,267	@	Genpact Ltd.	42,914	0.0
8,660		Global Payments, Inc.	699,122	0.2
2,804		Harris Corp.	201,383	0.0
3,936		IAC/InterActiveCorp	239,269	0.1
12,543	@	Informatica Corp.	478,327	0.1
36,093		Intuit, Inc.	3,327,414	0.8
4,269	@,L	IPG Photonics Corp.	319,833	0.1
10,738		Jack Henry & Associates, Inc.	667,259	0.2
11,931		Juniper Networks, Inc.	266,300	0.1
3,080		Keysight Technologies, Inc.	104,012	0.0
19,203		KLA-Tencor Corp.	1,350,355	0.3
5,476		Lam Research Corp.	434,466	0.1
30,032		Linear Technology Corp.	1,369,459	0.3
13,246		LinkedIn Corp.	3,042,739	0.7
32,953		Maxim Integrated Products	1,050,212	0.2
25,434		Microchip Technology, Inc.	1,147,328	0.3
5,700		Motorola Solutions, Inc.	382,356	0.1
12,751		National Instruments Corp.	396,429	0.1
2,067	@	NCR Corp.	60,232	0.0

See Accompanying Notes to Financial Statements

61

Voya Russell™ Mid Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

14,308		NetApp, Inc.	593,067	0.1
5,273	L	NetSuite, Inc.	575,653	0.1
11,731		Nvidia Corp.	235,207	0.1
29,001		ON Semiconductor Corp.	293,780	0.1
6,956		Palo Alto Networks, Inc.	852,597	0.2
36,824		Paychex, Inc.	1,700,164	0.4
15,060	@	PTC, Inc.	551,949	0.1
14,896		Rackspace Hosting, Inc.	697,282	0.2
24,038	@	Red Hat, Inc.	1,661,987	0.4
20,385	@	Riverbed Technolgoy, Inc.	416,058	0.1
5,901		Sabre Corp.	119,613	0.0
13,644		Sandisk Corp.	1,336,839	0.3
18,292		ServiceNow, Inc.	1,241,112	0.3
24,074		Skyworks Solutions, Inc.	1,750,421	0.4
8,341		SolarWinds, Inc.	415,632	0.1
8,737		Solera Holdings, Inc.	447,160	0.1
15,008		Splunk, Inc.	884,722	0.2
3,600	@,L	Stratasys Ltd.	299,196	0.1
10,985		SunEdison, Inc.	214,317	0.1
569	L	SunPower Corp.	14,697	0.0
4,888		Tableau Software, Inc.	414,307	0.1
15,803		Teradata Corp.	690,275	0.2
2,922		Teradyne, Inc.	57,826	0.0
16,452		Total System Services, Inc.	558,710	0.1
33,128	@	Trimble Navigation Ltd.	879,217	0.2
65,424		Twitter, Inc.	2,346,759	0.5
15,817		Vantiv, Inc.	536,513	0.1
14,159		VeriFone Holdings, Inc.	526,715	0.1
14,096	@	VeriSign, Inc.	803,472	0.2
68,430		Western Union Co.	1,225,581	0.3
11,892		Workday, Inc.	970,506	0.2
34,065		Xilinx, Inc.	1,474,674	0.3
6,519	L	Yelp, Inc.	356,785	0.1
6,410	@	Zebra Technologies Corp.	496,198	0.1
3,949	L	Zillow, Inc.	418,160	0.1
			74,894,864	17.5

		Materials: 4.8%
9,435		Airgas, Inc.	1,086,723	0.3
4,155		Albemarle Corp.	249,840	0.1
1,904		Aptargroup, Inc.	127,263	0.0
4,236		Avery Dennison Corp.	219,764	0.0
4,286	@	Axalta Coating Systems Ltd.	111,522	0.0
17,703		Ball Corp.	1,206,814	0.3
572		Cabot Corp.	25,088	0.0
440		Carpenter Technology Corp.	21,670	0.0
1,751		Celanese Corp.	104,990	0.0
4,304		Compass Minerals International, Inc.	373,716	0.1
17,595	@	Crown Holdings, Inc.	895,585	0.2
1,102		Cytec Industries, Inc.	50,879	0.0
6,356		Eagle Materials, Inc.	483,247	0.1
17,359		Eastman Chemical Co.	1,316,854	0.3
16,906		FMC Corp.	964,149	0.2
17,976		Huntsman Corp.	409,493	0.1
10,322		International Flavors & Fragrances, Inc.	1,046,238	0.2
8,529		International Paper Co.	456,984	0.1
7,845		Martin Marietta Materials, Inc.	865,460	0.2
1,156		NewMarket Corp.	466,481	0.1
12,726	@	Owens-Illinois, Inc.	343,475	0.1
12,484		Packaging Corp. of America	974,376	0.2
12,109		Platform Specialty Products Corp.	281,171	0.1
684		Rayonier Advanced Materials, Inc.	15,253	0.0
597		Rockwood Holdings, Inc.	47,044	0.0
15,688		RPM International, Inc.	795,538	0.2
5,745		Scotts Miracle-Gro Co.	358,028	0.1
27,420		Sealed Air Corp.	1,163,431	0.3
10,932		Sherwin-Williams Co.	2,875,553	0.7
6,940		Sigma-Aldrich Corp.	952,654	0.2
5,601		Silgan Holdings, Inc.	300,214	0.1
1,697		Tahoe Resources, Inc.	23,537	0.0
362		TimkenSteel Corp.	13,405	0.0
10,743		Valspar Corp.	929,055	0.2
4,495		Westlake Chemical Corp.	274,600	0.1
8,349	@	WR Grace & Co.	796,411	0.2
			20,626,505	4.8

		Telecommunication Services: 1.0%
35,128	@	Level 3 Communications, Inc.	1,734,621	0.4
16,356		SBA Communications Corp.	1,811,590	0.4
71,615		Windstream Holdings, Inc.	590,108	0.2
1,101		Zayo Group Holdings, Inc.	33,657	0.0
			4,169,976	1.0

		Utilities: 0.2%
7,042		Calpine Corp.	155,839	0.0
18,899		ITC Holdings Corp.	764,087	0.2
			919,926	0.2

	Total Common Stock
	(Cost $258,978,568)		426,394,551	99.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.1%
	Securities Lending Collateralcc: 2.2%
2,253,389	Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $2,253,400, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $2,298,457, due 01/01/15-09/01/49)	2,253,389	0.5

See Accompanying Notes to Financial Statements

62

Voya Russell™ Mid Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

2,253,389	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $2,253,408, collateralized by various U.S. Government Securities, 0.625%-3.125%, Market Value plus accrued interest $2,298,457, due 09/30/17-02/15/42)	2,253,389	0.5
474,369	Nomura Securities, Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $474,371, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $483,856, due 01/07/15-10/20/64)	474,369	0.1
2,253,389	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $2,253,400, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.375%-7.250%, Market Value plus accrued interest $2,298,457, due 11/15/15-07/15/56)	2,253,389	0.5
2,253,389	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $2,253,408, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $2,298,683, due 04/15/16-02/15/42)	2,253,389	0.6
		9,487,925	2.2
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.9%
3,923,001	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $3,923,001)	3,923,001	0.9

	Total Short-Term Investments
	(Cost $13,410,926)	13,410,926	3.1

	Total Investments in Securities (Cost $272,389,494)	$439,805,477	102.9
	Liabilities in Excess of Other Assets	(12,207,299)	(2.9)
	Net Assets	$427,598,178	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2014.
@	Non-income producing security.
ADR	American Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2014.

Cost for federal income tax purposes is $273,004,447.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$175,791,266
Gross Unrealized Depreciation	(8,990,236)

Net Unrealized Appreciation	$166,801,030

See Accompanying Notes to Financial Statements

63

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.1%
		Consumer Discretionary: 17.7%
23,397		Aaron's, Inc.	715,246	0.0
25,593	L	Abercrombie & Fitch Co.	732,984	0.0
25,674		Advance Auto Parts, Inc.	4,089,355	0.2
20,998		AMC Networks, Inc.	1,339,042	0.1
34,072	@	Apollo Group, Inc. - Class A	1,162,196	0.1
15,334		ARAMARK Holdings Corp.	477,654	0.0
47,142	@	Ascena Retail Group, Inc.	592,104	0.0
24,236	@	Autonation, Inc.	1,464,097	0.1
11,476	@	Autozone, Inc.	7,104,906	0.3
65,187	@	Bed Bath & Beyond, Inc.	4,965,294	0.2
101,053		Best Buy Co., Inc.	3,939,046	0.2
19,239		Big Lots, Inc.	769,945	0.0
80,446		BorgWarner, Inc.	4,420,508	0.2
22,850		Brinker International, Inc.	1,341,066	0.1
17,597		Cabela's, Inc.	927,538	0.0
68,810		Cablevision Systems Corp.	1,420,238	0.1
77,572	@	Carmax, Inc.	5,164,744	0.2
18,896		Carter's, Inc.	1,649,810	0.1
27,922		Charter Communications, Inc.	4,652,364	0.2
53,889		Chico's FAS, Inc.	873,541	0.0
10,938		Chipotle Mexican Grill, Inc.	7,487,170	0.3
12,638		Choice Hotels International, Inc.	707,981	0.0
40,604		Cinemark Holdings, Inc.	1,444,690	0.1
15,705		Clear Channel Outdoor Holdings, Inc.	166,316	0.0
96,469		Coach, Inc.	3,623,376	0.2
24,162		Coty, Inc - Class A	499,187	0.0
26,621		CST Brands, Inc.	1,160,942	0.1
46,561		Darden Restaurants, Inc.	2,729,871	0.1
12,177	@	Deckers Outdoor Corp.	1,108,594	0.1
22,350		DeVry, Inc.	1,060,954	0.0
33,975		Dick's Sporting Goods, Inc.	1,686,859	0.1
8,451		Dillard's, Inc.	1,057,896	0.0
80,735		Discovery Communications, Inc. - Class A	2,781,321	0.1
80,725		Discovery Communications, Inc. - Class C	2,722,047	0.1
75,031	@	Dish Network Corp. - Class A	5,469,010	0.2
109,043		Dollar General Corp.	7,709,340	0.3
72,772	@	Dollar Tree, Inc.	5,121,693	0.2
19,561		Domino's Pizza, Inc.	1,842,059	0.1
113,393		D.R. Horton, Inc.	2,867,709	0.1
27,137	L	DreamWorks Animation SKG, Inc.	605,969	0.0
26,406		DSW, Inc.	984,944	0.0
37,416		Dunkin' Brands Group, Inc.	1,595,792	0.1
35,584		Expedia, Inc.	3,037,450	0.1
33,648		Family Dollar Stores, Inc.	2,665,258	0.1
51,322		Foot Locker, Inc.	2,883,270	0.1
16,401	@	Fossil Group, Inc.	1,816,247	0.1
38,203	L	GameStop Corp.	1,291,261	0.1
79,821		Gannett Co., Inc.	2,548,685	0.1
88,269		Gap, Inc.	3,717,008	0.2
42,956	L	Garmin Ltd.	2,269,365	0.1
51,367		Gentex Corp.	1,855,890	0.1
54,041		Genuine Parts Co.	5,759,149	0.3
32,044		GNC Holdings, Inc.	1,504,786	0.1
96,900		Goodyear Tire & Rubber Co.	2,768,433	0.1
7,425	L	GoPro, Inc.	469,408	0.0
1,225		Graham Holdings Co.	1,058,045	0.0
169,295		Groupon, Inc.	1,398,377	0.1
96,509		H&R Block, Inc.	3,250,423	0.1
35,031		Hanesbrands, Inc.	3,910,160	0.2
76,824		Harley-Davidson, Inc.	5,063,470	0.2
23,951		Harman International Industries, Inc.	2,555,811	0.1
40,731		Hasbro, Inc.	2,239,798	0.1
47,638		Hilton Worldwide Holdings, Inc.	1,242,875	0.1
32,872		HomeAway, Inc.	978,928	0.0
14,596		Hyatt Hotels Corp.	878,825	0.0
86,909		International Game Technology	1,499,180	0.1
149,003		Interpublic Group of Cos., Inc.	3,094,792	0.1
68,088	@	Jarden Corp.	3,260,053	0.1
110,469	@,L	JC Penney Co., Inc.	715,839	0.0
15,528		John Wiley & Sons, Inc.	919,879	0.0
44,549	@	Kate Spade & Co.	1,426,013	0.1
73,363		Kohl's Corp.	4,478,078	0.2
85,504		L Brands, Inc.	7,400,371	0.3
28,596		Lear Corp.	2,804,696	0.1
48,806		Leggett & Platt, Inc.	2,079,624	0.1
62,575		Lennar Corp.	2,803,986	0.1
8,615		Liberty Broadband Corp.	431,525	0.0
21,719	L	Liberty Broadband Corp.	1,082,041	0.0
33,372		Liberty Media Corp. - A	1,177,030	0.1
66,765		Liberty Media Corp. - C	2,338,778	0.1
172,652		Liberty Media Corp. - Interactive	5,079,422	0.2
25,897		Liberty TripAdvisor Holdings, Inc.	696,629	0.0
50,466		Liberty Ventures	1,903,578	0.1
28,311	L	Lions Gate Entertainment Corp.	906,518	0.0
50,880		Live Nation, Inc.	1,328,477	0.1
106,227	@	LKQ Corp.	2,987,103	0.1
127,282		Macy's, Inc.	8,368,792	0.4
21,741		The Madison Square Garden, Inc.	1,636,228	0.1
77,940		Marriott International, Inc.	6,081,658	0.3
119,387		Mattel, Inc.	3,694,431	0.2
95,772		McGraw-Hill Cos., Inc.	8,521,793	0.4

See Accompanying Notes to Financial Statements

64

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

131,231	@	MGM Resorts International	2,805,719	0.1
71,870		Michael Kors Holdings Ltd.	5,397,437	0.2
10,269		Michaels Cos, Inc.	253,952	0.0
21,608	@	Mohawk Industries, Inc.	3,357,019	0.1
7,011		Morningstar, Inc.	453,682	0.0
16,461		Murphy USA, Inc.	1,133,504	0.1
21,095	@	NetFlix, Inc.	7,206,263	0.3
97,354		Newell Rubbermaid, Inc.	3,708,214	0.2
174,967		News Corp - Class A	2,745,232	0.1
48,764		Nordstrom, Inc.	3,871,374	0.2
31,829	@	Norwegian Cruise Line Holdings Ltd.	1,488,324	0.1
1,477	@	NVR, Inc.	1,883,662	0.1
90,926		Omnicom Group, Inc.	7,044,037	0.3
37,324	@	O'Reilly Automotive, Inc.	7,189,349	0.3
72,293		Pandora Media, Inc.	1,288,984	0.1
8,611	@	Panera Bread Co.	1,505,203	0.1
14,973		Penske Auto Group, Inc.	734,725	0.0
34,895		Petsmart, Inc.	2,836,789	0.1
23,187		Polaris Industries, Inc.	3,506,802	0.2
133,232		Pulte Homes, Inc.	2,859,159	0.1
28,940		PVH Corp.	3,709,240	0.2
20,777		Ralph Lauren Corp.	3,847,069	0.2
29,666	L	Regal Entertainment Group	633,666	0.0
75,182	@	Restaurant Brands International, Inc.	2,935,105	0.1
74,730		Ross Stores, Inc.	7,044,050	0.3
58,433		Royal Caribbean Cruises Ltd.	4,816,632	0.2
56,992	@	Sally Beauty Holdings, Inc.	1,751,934	0.1
37,182		Scripps Networks Interactive - Class A	2,798,689	0.1
9,650		Sears Holding Corp.	318,257	0.0
23,899		SeaWorld Entertainment, Inc.	427,792	0.0
75,113		Service Corp. International	1,705,065	0.1
15,343		ServiceMaster Global Holdings, Inc.	410,732	0.0
28,261		Signet Jewelers Ltd.	3,718,300	0.2
911,990	@	Sirius XM Holdings, Inc.	3,191,965	0.1
25,659		Six Flags Entertainment Corp.	1,107,186	0.1
227,507		Staples, Inc.	4,122,427	0.2
62,842		Starwood Hotels & Resorts Worldwide, Inc.	5,094,601	0.2
32,923	@	Starz	977,813	0.0
12,041		Taylor Morrison Home Corp.	227,454	0.0
21,404	@	Tempur Sealy International, Inc.	1,175,294	0.1
33,434		Tesla Motors, Inc.	7,436,056	0.3
16,167		Thor Industries, Inc.	903,250	0.0
39,688		Tiffany & Co.	4,241,060	0.2
62,552	@	Toll Brothers, Inc.	2,143,657	0.1
48,715		Tractor Supply Co.	3,839,716	0.2
39,195		TripAdvisor, Inc.	2,926,299	0.1
38,960		TRW Automotive Holdings Corp.	4,007,036	0.2
17,767		Tupperware Corp.	1,119,321	0.1
22,629	@	Ulta Salon Cosmetics & Fragrance, Inc.	2,892,891	0.1
60,868		Under Armour, Inc.	4,132,937	0.2
37,651	@	Urban Outfitters, Inc.	1,322,680	0.1
121,367		VF Corp.	9,090,388	0.4
15,465		Visteon Corp.	1,652,590	0.1
96,786		Wendy's Company	873,978	0.0
27,347		Whirlpool Corp.	5,298,208	0.2
33,120		Williams-Sonoma, Inc.	2,506,522	0.1
44,793		Wyndham Worldwide Corp.	3,841,448	0.2
28,507		Wynn Resorts Ltd.	4,240,701	0.2
4,932	L	Zulily, Inc.	115,409	0.0
			407,981,682	17.7

		Consumer Staples: 5.7%
152,880		Avon Products, Inc.	1,435,543	0.1
54,138		Brown-Forman Corp.	4,755,482	0.2
51,805		Bunge Ltd.	4,709,593	0.2
61,147		Campbell Soup Co.	2,690,468	0.1
47,828		Church & Dwight Co., Inc.	3,769,325	0.2
45,244		Clorox Co.	4,714,877	0.2
88,461		Coca-Cola Enterprises, Inc.	3,911,746	0.2
148,206		ConAgra Foods, Inc.	5,376,914	0.2
56,447	@	Constellation Brands, Inc.	5,541,402	0.2
69,096		Dr Pepper Snapple Group, Inc.	4,952,801	0.2
21,706		Energizer Holdings, Inc.	2,790,523	0.1
60,418		Flowers Foods, Inc.	1,159,421	0.1
35,282		Hain Celestial Group, Inc.	2,056,588	0.1
26,758	@,L	Herbalife Ltd.	1,008,777	0.0
52,612		Hershey Co.	5,467,965	0.2
47,083		Hormel Foods Corp.	2,453,024	0.1
26,210		Ingredion, Inc.	2,223,656	0.1
36,485		JM Smucker Co.	3,684,255	0.2
49,766		Keurig Green Mountain, Inc.	6,588,770	0.3
179,283		Kroger Co.	11,511,762	0.5
127,571		Lorillard, Inc.	8,029,319	0.4
45,910		McCormick & Co., Inc.	3,411,113	0.2
71,104		Mead Johnson Nutrition Co.	7,148,796	0.3
47,829		Molson Coors Brewing Co.	3,564,217	0.2
50,377	@	Monster Beverage Corp.	5,458,348	0.2
20,762		Nu Skin Enterprises, Inc.	907,299	0.0
22,929	@,L	Pilgrim's Pride Corp.	751,842	0.0
19,741		Pinnacle Foods, Inc.	696,857	0.0
343,291	@	Rite Aid Corp.	2,581,548	0.1
81,058		Safeway, Inc.	2,846,757	0.1
7,701		Spectrum Brands Holdings, Inc.	736,832	0.0
34,364		Sprouts Farmers Market, Inc.	1,167,689	0.1
101,792		Tyson Foods, Inc.	4,080,841	0.2
61,162		WhiteWave Foods Co.	2,140,058	0.1

See Accompanying Notes to Financial Statements

65

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

129,313		Whole Foods Market, Inc.	6,519,962	0.3
			130,844,370	5.7

		Energy: 4.2%
18,681		Antero Resources Corp.	758,075	0.0
23,306		Atwood Oceanics, Inc.	661,191	0.0
146,839		Cabot Oil & Gas Corp.	4,347,903	0.2
71,844	@	Cameron International Corp.	3,588,608	0.2
83,692	@	Cheniere Energy, Inc.	5,891,917	0.3
185,321		Chesapeake Energy Corp.	3,626,732	0.2
30,626		Cimarex Energy Co.	3,246,356	0.1
123,515		Cobalt International Energy, Inc.	1,098,048	0.1
39,654		Concho Resources, Inc.	3,955,487	0.2
80,889		Consol Energy, Inc.	2,734,857	0.1
30,270		Continental Resources, Inc.	1,161,157	0.1
5,834		CVR Energy, Inc.	225,834	0.0
123,701		Denbury Resources, Inc.	1,005,689	0.0
23,593		Diamond Offshore Drilling	866,099	0.0
26,898		Dresser-Rand Group, Inc.	2,200,256	0.1
14,357	@	Dril-Quip, Inc.	1,101,613	0.1
12,267		EP Energy Corp.	128,068	0.0
53,377		EQT Corp.	4,040,639	0.2
82,750	@	FMC Technologies, Inc.	3,876,010	0.2
12,780		Frank's International N.V.	212,531	0.0
18,411	L	Golar LNG Ltd.	671,449	0.0
30,070	@	Gulfport Energy Corp.	1,255,122	0.1
33,977		Helmerich & Payne, Inc.	2,290,729	0.1
69,915		HollyFrontier Corp.	2,620,414	0.1
39,305		Kosmos Energy, LLC	329,769	0.0
28,198	L	Laredo Petroleum, Inc.	291,849	0.0
18,295		Memorial Resource Development Corp.	329,859	0.0
63,120		Murphy Oil Corp.	3,188,822	0.1
104,684		Nabors Industries Ltd.	1,358,798	0.1
47,980	@	Newfield Exploration Co.	1,301,218	0.1
126,925		Noble Energy, Inc.	6,020,053	0.3
36,743		Oasis Petroleum, Inc.	607,729	0.0
37,992		Oceaneering International, Inc.	2,234,310	0.1
16,508		Oil States International, Inc.	807,241	0.0
73,117		Oneok, Inc.	3,640,495	0.2
50,878		Patterson-UTI Energy, Inc.	844,066	0.0
25,036		PBF Energy, Inc.	666,959	0.0
95,409	L	Peabody Energy Corp.	738,466	0.0
63,317		QEP Resources, Inc.	1,280,270	0.1
57,658		Range Resources Corp.	3,081,820	0.1
18,747		Rice Energy, Inc.	393,125	0.0
43,721		Rowan Companies PLC	1,019,574	0.0
22,912		RPC, Inc.	298,773	0.0
179,262	L	SandRidge Energy, Inc.	326,257	0.0
14,006		Seventy Seven Energy, Inc.	75,772	0.0
23,564		SM Energy Co.	909,099	0.0
14,945	L	Solar City	799,259	0.0
124,214	@	Southwestern Energy Co.	3,389,800	0.2
55,132		Superior Energy Services	1,110,910	0.1
13,269		Targa Resources Corp.	1,407,177	0.1
16,002		Teekay Corp.	814,342	0.0
45,492		Tesoro Corp.	3,382,330	0.1
18,070		Tidewater, Inc.	585,649	0.0
55,534	@,L	Ultra Petroleum Corp.	730,827	0.0
18,003	@	Unit Corp.	613,902	0.0
58,432	@	Whiting Petroleum Corp.	1,928,256	0.1
25,309		World Fuel Services Corp.	1,187,751	0.1
71,068		WPX Energy, Inc.	826,521	0.0
			98,085,832	4.2

		Financials: 20.4%
19,455	@	Affiliated Managers Group, Inc.	4,129,129	0.2
25,206		Alexandria Real Estate Equities, Inc.	2,236,780	0.1
5,793	@	Alleghany Corp.	2,685,055	0.1
34,670		Allied World Assurance Co. Holdings Ltd.	1,314,686	0.1
95,169		Ally Financial, Inc.	2,247,892	0.1
36,925		American Campus Communities, Inc.	1,527,218	0.1
124,113		American Capital Agency Corp.	2,709,387	0.1
25,499		American Financial Group, Inc.	1,548,299	0.1
53,833		American Homes 4 Rent	916,776	0.0
2,721		American National Insurance	310,901	0.0
319,573	@	American Realty Capital Properties, Inc.	2,892,136	0.1
66,811		Ameriprise Financial, Inc.	8,835,755	0.4
333,284		Annaly Capital Management, Inc.	3,602,800	0.2
104,379		Aon PLC	9,898,261	0.4
51,377		Apartment Investment & Management Co.	1,908,656	0.1
47,174	@	Arch Capital Group Ltd.	2,787,983	0.1
55,285		Arthur J. Gallagher & Co.	2,602,818	0.1
9,946		Artisan Partners Asset Management, Inc.	502,571	0.0
23,027		Aspen Insurance Holdings Ltd.	1,007,892	0.0
56,066		Associated Banc-Corp.	1,044,510	0.0
25,208		Assurant, Inc.	1,724,983	0.1
59,500		Assured Guaranty Ltd.	1,546,405	0.1
45,594		AvalonBay Communities, Inc.	7,449,604	0.3
35,940		Axis Capital Holdings Ltd.	1,836,175	0.1
15,652		Bank of Hawaii Corp.	928,320	0.0
35,739		BankUnited, Inc.	1,035,359	0.0
See Accompanying Notes to Financial Statements

66

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

67,766		BioMed Realty Trust, Inc.	1,459,680	0.1
9,859		BOK Financial Corp.	591,934	0.0
53,259		Boston Properties, Inc.	6,853,901	0.3
62,921		Brandywine Realty Trust	1,005,478	0.0
19,324		Brixmor Property Group, Inc.	480,008	0.0
42,469		Brown & Brown, Inc.	1,397,655	0.1
30,092		Camden Property Trust	2,221,993	0.1
58,578		CBL & Associates Properties, Inc.	1,137,585	0.0
30,267		CBOE Holdings, Inc.	1,919,533	0.1
98,568	@	CBRE Group, Inc.	3,375,954	0.1
361,643		Chimera Investment Corp.	1,150,025	0.1
57,514		Cincinnati Financial Corp.	2,980,951	0.1
64,390		CIT Group, Inc.	3,079,774	0.1
56,605		Citizens Financial Group, Inc.	1,407,200	0.1
16,753		City National Corp.	1,353,810	0.1
9,619		CNA Financial Corp.	372,351	0.0
43,990		Columbia Property Trust, Inc.	1,115,146	0.0
63,940		Comerica, Inc.	2,994,950	0.1
30,040		Commerce Bancshares, Inc.	1,306,440	0.1
33,560		Corporate Office Properties Trust SBI MD	952,097	0.0
40,971		Corrections Corp. of America	1,488,886	0.1
117,452		Crown Castle International Corp.	9,243,472	0.4
18,646		Cullen/Frost Bankers, Inc.	1,317,153	0.1
106,016		DDR Corp.	1,946,454	0.1
47,635		Digital Realty Trust, Inc.	3,158,200	0.1
50,532		Douglas Emmett, Inc.	1,435,109	0.1
115,980		Duke Realty Corp.	2,342,796	0.1
101,525	@	E*Trade Financial Corp.	2,462,489	0.1
50,463		East-West Bancorp., Inc.	1,953,423	0.1
42,339		Eaton Vance Corp.	1,732,935	0.1
15,704		Endurance Specialty Holdings Ltd.	939,727	0.0
45,369	@	Equity Commonwealth	1,164,622	0.1
29,296		Equity Lifestyle Properties, Inc.	1,510,209	0.1
8,857		Erie Indemnity Co.	803,950	0.0
21,991		Essex Property Trust, Inc.	4,543,341	0.2
16,225		Everest Re Group Ltd.	2,763,118	0.1
40,795		Extra Space Storage, Inc.	2,392,219	0.1
23,673		Federal Realty Investment Trust	3,159,399	0.1
33,020		Federated Investors, Inc.	1,087,349	0.0
299,230		Fifth Third Bancorp.	6,096,811	0.3
83,258		First Horizon National Corp.	1,130,644	0.0
124,994		First Niagara Financial Group, Inc.	1,053,699	0.0
48,419		First Republic Bank	2,523,598	0.1
97,418		FNF Group	3,356,050	0.1
33,575		FNFV Group	528,471	0.0
57,906	@	Forest City Enterprises, Inc.	1,233,398	0.1
66,520		Fulton Financial Corp.	822,187	0.0
29,672		Gaming and Leisure Properties, Inc.	870,576	0.0
199,457		General Growth Properties, Inc.	5,610,725	0.2
174,675	@	Genworth Financial, Inc.	1,484,738	0.1
15,498		Hanover Insurance Group, Inc.	1,105,317	0.0
158,198		Hartford Financial Services Group, Inc.	6,595,275	0.3
35,154		HCC Insurance Holdings, Inc.	1,881,442	0.1
161,221		HCP, Inc.	7,098,561	0.3
114,753		Health Care Real Estate Investment Trust, Inc.	8,683,360	0.4
41,749		Healthcare Trust of America, Inc.	1,124,718	0.0
20,114		Home Properties, Inc.	1,319,478	0.1
52,675		Hospitality Properties Trust	1,632,925	0.1
266,356		Host Hotels & Resorts, Inc.	6,331,282	0.3
13,937		Howard Hughes Corp.	1,817,664	0.1
186,024		Hudson City Bancorp., Inc.	1,882,563	0.1
291,151		Huntington Bancshares, Inc.	3,062,909	0.1
19,598		Interactive Brokers Group, Inc.	571,478	0.0
40,521		Intercontinental Exchange, Inc.	8,885,850	0.4
152,234		Invesco Ltd.	6,016,288	0.3
65,273		Iron Mountain, Inc.	2,523,454	0.1
15,685		Jones Lang LaSalle, Inc.	2,351,652	0.1
310,805		Keycorp	4,320,190	0.2
28,920		Kilroy Realty Corp.	1,997,504	0.1
144,429		Kimco Realty Corp.	3,630,945	0.2
27,957		Lamar Advertising Co.	1,499,613	0.1
43,470	@	Lazard Ltd.	2,174,804	0.1
36,525		Legg Mason, Inc.	1,949,339	0.1
129,713		Leucadia National Corp.	2,908,165	0.1
51,943		Liberty Property Trust	1,954,615	0.1
92,775		Lincoln National Corp.	5,350,334	0.2
114,557		Loews Corp.	4,813,685	0.2
30,746		LPL Financial Holdings, Inc.	1,369,734	0.1
46,263		M&T Bank Corp.	5,811,558	0.3
55,562		Macerich Co.	4,634,426	0.2
4,914	@	Markel Corp.	3,355,476	0.1
51,318	@	MBIA, Inc.	489,574	0.0
9,755		Mercury General Corp.	552,816	0.0
129,092		MFA Mortgage Investments, Inc.	1,031,445	0.0
26,401		Mid-America Apartment Communities, Inc.	1,971,627	0.1
66,524		Moody's Corp.	6,373,664	0.3
41,076		MSCI, Inc. - Class A	1,948,645	0.1

See Accompanying Notes to Financial Statements

67

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

41,109		Nasdaq Stock Market, Inc.	1,971,588	0.1
46,406		National Retail Properties, Inc.	1,827,004	0.1
7,820	L	Nationstar Mortgage Holdings, Inc.	220,446	0.0
148,688		Navient Corp.	3,213,148	0.1
155,697		New York Community Bancorp., Inc.	2,491,152	0.1
83,209		Northern Trust Corp.	5,608,287	0.2
64,601		NorthStar Asset Management Group, Inc./New York	1,458,045	0.1
76,192		NorthStar Realty Finance Corp.	1,339,455	0.1
35,646	@,L	Ocwen Financial Corp.	538,255	0.0
91,641		Old Republic International Corp.	1,340,708	0.1
44,363	L	Omega Healthcare Investors, Inc.	1,733,262	0.1
55,317		Outfront Media, Inc.	1,484,708	0.1
35,847		PacWest Bancorp	1,629,605	0.1
54,188		Paramount Group, Inc.	1,007,355	0.0
17,766		PartnerRe Ltd.	2,027,634	0.1
109,114		People's United Financial, Inc.	1,656,351	0.1
54,336	L	Piedmont Office Realty Trust, Inc.	1,023,690	0.0
62,303		Plum Creek Timber Co., Inc.	2,665,945	0.1
36,433	@	Popular, Inc.	1,240,544	0.1
19,109		Post Properties, Inc.	1,123,036	0.0
103,510		Principal Financial Group, Inc.	5,376,309	0.2
20,870		ProAssurance Corp.	942,281	0.0
208,306		Progressive Corp.	5,622,179	0.2
175,833		ProLogis, Inc.	7,566,094	0.3
27,731		Protective Life Corp.	1,931,464	0.1
43,924		Raymond James Financial, Inc.	2,516,406	0.1
44,459		Rayonier, Inc.	1,242,184	0.1
51,409		Realogy Holdings Corp.	2,287,186	0.1
77,893		Realty Income Corp.	3,716,275	0.2
32,477		Regency Centers Corp.	2,071,383	0.1
485,262		Regions Financial Corp.	5,124,367	0.2
24,315		Reinsurance Group of America, Inc.	2,130,480	0.1
14,264		RenaissanceRe Holdings Ltd.	1,386,746	0.1
83,207		Retail Properties of America, Inc.	1,388,725	0.1
31,771		Santander Consumer USA Holdings, Inc.	623,029	0.0
46,737		SEI Investments Co.	1,871,349	0.1
71,629		Senior Housing Properties Trust	1,583,717	0.1
17,694		Signature Bank	2,228,736	0.1
33,571		SL Green Realty Corp.	3,995,620	0.2
148,651	@	SLM Corp.	1,514,754	0.1
140,213		Spirit Realty Capital, Inc.	1,667,133	0.1
15,394		Stancorp Financial Group, Inc.	1,075,425	0.0
77,904		Starwood Property Trust, Inc.	1,810,489	0.1
187,457		SunTrust Bank	7,854,448	0.3
17,732	@	SVB Financial Group	2,058,153	0.1
45,245		Synchrony Financial	1,346,039	0.1
48,918		Synovus Financial Corp.	1,325,189	0.1
92,426		T. Rowe Price Group, Inc.	7,935,696	0.3
31,987		Tanger Factory Outlet Centers, Inc.	1,182,240	0.1
22,253		Taubman Centers, Inc.	1,700,574	0.1
58,632		TCF Financial Corp.	931,662	0.0
94,556		TD Ameritrade Holding Corp.	3,383,214	0.1
27,371		TFS Financial Corp.	407,417	0.0
46,333		Torchmark Corp.	2,509,859	0.1
128,730		Two Harbors Investment Corp.	1,289,875	0.1
88,454		UDR, Inc.	2,726,152	0.1
90,573		UnumProvident Corp.	3,159,186	0.1
31,966		Validus Holdings Ltd.	1,328,507	0.1
103,570		Ventas, Inc.	7,425,969	0.3
65,947		Vornado Realty Trust	7,762,621	0.3
48,039	**	Voya Financial, Inc.	2,035,893	0.1
29,983		Waddell & Reed Financial, Inc.	1,493,753	0.1
54,674		Washington Prime Group, Inc.	941,486	0.0
42,995		Weingarten Realty Investors	1,501,385	0.1
185,159		Weyerhaeuser Co.	6,645,357	0.3
2,174		White Mountains Insurance Group Ltd.	1,369,859	0.1
34,970		WP Carey, Inc.	2,451,397	0.1
35,305		WR Berkley Corp.	1,809,734	0.1
95,536		XL Group PLC	3,283,572	0.1
71,374		Zions Bancorp.	2,034,873	0.1
			470,731,598	20.4

		Health Care: 11.6%
117,296		Agilent Technologies, Inc.	4,802,098	0.2
29,037		Alere, Inc.	1,103,406	0.0
28,742		Align Technology, Inc.	1,606,965	0.1
50,842	@	Alkermes PLC	2,977,307	0.1
63,219	@	Allscripts Healthcare Solutions, Inc.	807,307	0.0
23,375		Alnylam Pharmaceuticals, Inc.	2,267,375	0.1
79,449		AmerisourceBergen Corp.	7,163,122	0.3
13,308	L	Athenahealth, Inc.	1,938,976	0.1
51,344		BioMarin Pharmaceuticals, Inc.	4,641,498	0.2
7,298	@	Bio-Rad Laboratories, Inc.	879,847	0.0
13,017		Bio-Techne Corp.	1,202,771	0.1
465,344	@	Boston Scientific Corp.	6,165,808	0.3
60,418	@	Brookdale Senior Living, Inc.	2,215,528	0.1
38,759		Bruker BioSciences Corp.	760,452	0.0
119,707		Cardinal Health, Inc.	9,663,946	0.4
72,934		CareFusion Corp.	4,327,904	0.2
72,775	@	Catamaran Corp.	3,766,106	0.2
20,288	@	Centene Corp.	2,106,909	0.1
104,843	@	Cerner Corp.	6,779,148	0.3

See Accompanying Notes to Financial Statements

68

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

17,002		Charles River Laboratories International, Inc.	1,082,007	0.0
94,522		Cigna Corp.	9,727,259	0.4
40,550	@	Community Health Systems, Inc.	2,186,456	0.1
16,841		Cooper Cos., Inc.	2,729,758	0.1
20,190		Covance, Inc.	2,096,530	0.1
26,827		CR Bard, Inc.	4,469,915	0.2
26,495		Cubist Pharmaceuticals, Inc.	2,666,722	0.1
62,547	@	DaVita, Inc.	4,737,310	0.2
49,877		Dentsply International, Inc.	2,656,948	0.1
37,119	@	Edwards Lifesciences Corp.	4,728,218	0.2
53,573		Endo International PLC	3,863,685	0.2
28,533		Envision Healthcare Holdings, Inc.	989,810	0.0
114,849	@	HCA Holdings, Inc.	8,428,768	0.4
28,234		Health Net, Inc.	1,511,366	0.1
30,027	@	Henry Schein, Inc.	4,088,176	0.2
20,150		Hill-Rom Holdings, Inc.	919,243	0.0
84,547	@	Hologic, Inc.	2,260,787	0.1
58,799		Hospira, Inc.	3,601,439	0.2
54,459		Humana, Inc.	7,821,946	0.3
16,773	@	Idexx Laboratories, Inc.	2,486,933	0.1
49,043	@	Illumina, Inc.	9,052,357	0.4
27,090		IMS Health Holdings, Inc.	694,588	0.0
50,872	@	Incyte Corp., Ltd.	3,719,252	0.2
4,529		Intercept Pharmaceuticals, Inc.	706,524	0.0
12,650	@	Intuitive Surgical, Inc.	6,691,091	0.3
20,903		Jazz Pharmaceuticals PLC	3,422,448	0.2
29,829	@	Laboratory Corp. of America Holdings	3,218,549	0.1
15,664		LifePoint Hospitals, Inc.	1,126,398	0.1
39,785		Mallinckrodt PLC - W/I	3,939,908	0.2
26,919	@	Medivation, Inc.	2,681,402	0.1
35,256	@	Mednax, Inc.	2,330,774	0.1
10,283		Mettler Toledo International, Inc.	3,110,196	0.1
131,484	@	Mylan Laboratories	7,411,753	0.3
26,324	@,L	Myriad Genetics, Inc.	896,595	0.0
34,840		Omnicare, Inc.	2,540,881	0.1
30,204		Patterson Cos., Inc.	1,452,812	0.1
39,861		PerkinElmer, Inc.	1,743,121	0.1
49,529		Perrigo Co. PLC	8,279,268	0.4
21,412	@	Pharmacyclics, Inc.	2,617,831	0.1
12,034		Premier, Inc.	403,500	0.0
82,173	@	Qiagen NV	1,927,779	0.1
50,830		Quest Diagnostics	3,408,660	0.1
18,893		Quintiles Transnational Holdings, Inc.	1,112,231	0.1
49,378	L	Resmed, Inc.	2,768,131	0.1
22,315	@	Salix Pharmaceuticals Ltd.	2,564,886	0.1
36,265		Seattle Genetics, Inc.	1,165,194	0.1
20,279	@	Sirona Dental Systems, Inc.	1,771,776	0.1
100,013		St. Jude Medical, Inc.	6,503,845	0.3
14,563		Teleflex, Inc.	1,672,124	0.1
34,363	@	Tenet Healthcare Corp.	1,741,173	0.1
16,874	@	United Therapeutics Corp.	2,185,014	0.1
31,269		Universal Health Services, Inc.	3,478,989	0.2
36,567	@	Varian Medical Systems, Inc.	3,163,411	0.1
31,052	@	VCA, Inc.	1,514,406	0.1
14,062		Veeva Systems, Inc.	371,377	0.0
83,105	@	Vertex Pharmaceuticals, Inc.	9,872,874	0.4
10,592		VWR Corp.	274,015	0.0
29,836	@	Waters Corp.	3,363,114	0.1
59,038		Zimmer Holdings, Inc.	6,696,090	0.3
176,256		Zoetis, Inc.	7,584,296	0.3
			267,408,382	11.6

		Industrials: 12.8%
15,201		Acuity Brands, Inc.	2,129,204	0.1
61,335		ADT Corp.	2,222,167	0.1
52,713		Aecom Technology Corp.	1,600,894	0.1
33,039		AGCO Corp.	1,493,363	0.1
35,839		Air Lease Corp.	1,229,636	0.1
48,357		Alaska Air Group, Inc.	2,889,814	0.1
33,971		Allegion Public Ltd.	1,884,032	0.1
11,215		Alliant Techsystems, Inc.	1,303,744	0.1
47,518		Allison Transmission Holdings, Inc.	1,610,860	0.1
2,654		Amerco, Inc.	754,426	0.0
86,300		Ametek, Inc.	4,541,969	0.2
26,567		AO Smith Corp.	1,498,644	0.1
15,951	@	Armstrong World Industries, Inc.	815,415	0.0
37,084	@	Avis Budget Group, Inc.	2,459,782	0.1
38,780		Babcock & Wilcox Co.	1,175,034	0.0
37,046		BE Aerospace, Inc.	2,149,409	0.1
22,550		Carlisle Cos., Inc.	2,034,912	0.1
52,213		CH Robinson Worldwide, Inc.	3,910,232	0.2
34,658	L	Chicago Bridge & Iron Co. NV	1,454,943	0.1
35,397		Cintas Corp.	2,776,541	0.1
21,375	@	Clean Harbors, Inc.	1,027,069	0.0
33,541		Colfax Corp.	1,729,709	0.1
20,070		Con-way, Inc.	987,043	0.0
11,966		Copa Holdings S.A.	1,240,156	0.1
39,596	@	Copart, Inc.	1,444,858	0.1
11,366		CoStar Group, Inc.	2,087,139	0.1
37,959		Covanta Holding Corp.	835,478	0.0
17,122		Crane Co.	1,005,061	0.0
50,317		Donaldson Co., Inc.	1,943,746	0.1
58,562		Dover Corp.	4,200,067	0.2
13,032		Dun & Bradstreet Corp.	1,576,351	0.1
42,948		Equifax, Inc.	3,473,205	0.1
66,662		Exelis, Inc.	1,168,585	0.0
69,466		Expeditors International Washington, Inc.	3,098,878	0.1
104,401		Fastenal Co.	4,965,312	0.2
48,305		Flowserve Corp.	2,890,088	0.1
55,978		Fluor Corp.	3,393,946	0.1
58,418		Fortune Brands Home & Security, Inc.	2,644,583	0.1
16,198		GATX Corp.	932,033	0.0
18,328	@	Genesee & Wyoming, Inc.	1,648,054	0.1
21,329		Graco, Inc.	1,710,159	0.1

See Accompanying Notes to Financial Statements

69

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

37,329		HD Supply Holdings, Inc	1,100,832	0.0
157,507		Hertz Global Holdings, Inc.	3,928,225	0.2
34,431	@	Hexcel Corp.	1,428,542	0.1
20,824		Hubbell, Inc.	2,224,628	0.1
17,284		Huntington Ingalls Industries, Inc.	1,943,759	0.1
28,361		IDEX Corp.	2,207,620	0.1
23,947		IHS, Inc.	2,727,084	0.1
95,138		Ingersoll-Rand PLC - Class A	6,030,798	0.3
32,279		ITT Corp.	1,306,008	0.1
46,541	@	Jacobs Engineering Group, Inc.	2,079,917	0.1
32,373		JB Hunt Transport Services, Inc.	2,727,425	0.1
35,215		Joy Global, Inc.	1,638,202	0.1
38,819		Kansas City Southern	4,737,083	0.2
49,209		KAR Auction Services, Inc.	1,705,092	0.1
51,756		KBR, Inc.	877,264	0.0
27,645		Kennametal, Inc.	989,415	0.0
20,055	@	Kirby Corp.	1,619,241	0.1
18,885		KLX, Inc.	779,006	0.0
30,331		L-3 Communications Holdings, Inc.	3,828,075	0.2
15,823		Landstar System, Inc.	1,147,642	0.0
17,299		Lennox International, Inc.	1,644,616	0.1
28,281		Lincoln Electric Holdings, Inc.	1,953,934	0.1
47,565		Manitowoc Co., Inc.	1,051,186	0.0
28,013		Manpower, Inc.	1,909,646	0.1
125,477		Masco Corp.	3,162,020	0.1
20,148	@	Middleby Corp.	1,996,667	0.1
37,019		MRC Global, Inc.	560,838	0.0
16,685		MSC Industrial Direct Co.	1,355,656	0.1
19,881	@	Navistar International Corp.	665,616	0.0
99,136		Nielsen Holdings NV	4,434,353	0.2
22,634		Nordson Corp.	1,764,547	0.1
37,722	L	NOW, Inc./DE	970,587	0.0
22,126	@	Old Dominion Freight Line	1,717,863	0.1
27,496		Oshkosh Truck Corp.	1,337,680	0.1
41,403		Owens Corning, Inc.	1,482,641	0.1
124,797		Paccar, Inc.	8,487,444	0.4
38,619		Pall Corp.	3,908,629	0.2
52,408		Parker Hannifin Corp.	6,758,012	0.3
68,092		Pentair PLC	4,522,671	0.2
71,269		Pitney Bowes, Inc.	1,736,825	0.1
75,123	@	Quanta Services, Inc.	2,132,742	0.1
15,888		Regal-Beloit Corp.	1,194,778	0.0
93,465		Republic Services, Inc.	3,761,966	0.2
48,368		Robert Half International, Inc.	2,823,724	0.1
48,705		Rockwell Automation, Inc.	5,415,996	0.2
47,681		Rockwell Collins, Inc.	4,028,091	0.2
22,347		Rollins, Inc.	739,686	0.0
35,102		Roper Industries, Inc.	5,488,198	0.2
70,181		RR Donnelley & Sons Co.	1,179,392	0.0
18,722		Ryder System, Inc.	1,738,338	0.1
124,271	@,L	Seadrill LTD	1,483,796	0.1
20,484		Snap-On, Inc.	2,800,982	0.1
243,391		Southwest Airlines Co.	10,300,307	0.4
42,380		Spirit Aerosystems Holdings, Inc.	1,824,035	0.1
25,604		Spirit Airlines, Inc.	1,935,150	0.1
14,441		SPX Corp.	1,240,771	0.1
54,907		Stanley Black & Decker, Inc.	5,275,465	0.2
29,805	@	Stericycle, Inc.	3,906,839	0.2
38,833		Terex Corp.	1,082,664	0.0
98,184		Textron, Inc.	4,134,528	0.2
28,664		Timken Co.	1,223,379	0.0
19,832		Toro Co.	1,265,480	0.1
22,859		Towers Watson & Co.	2,586,953	0.1
18,619		TransDigm Group, Inc.	3,655,841	0.2
54,514		Trinity Industries, Inc.	1,526,937	0.1
18,360		Triumph Group, Inc.	1,234,159	0.1
147,226		Tyco International Plc	6,457,332	0.3
131,402	@	United Continental Holdings, Inc.	8,789,480	0.4
34,232		United Rentals, Inc.	3,492,006	0.1
32,749	@	USG Corp.	916,644	0.0
8,660		Valmont Industries, Inc.	1,099,820	0.0
3,918		Vectrus, Inc.	107,353	0.0
58,559		Verisk Analytics, Inc.	3,750,704	0.2
3,083		Veritiv Corp.	159,915	0.0
19,943	@	WABCO Holdings, Inc.	2,089,628	0.1
33,933		Wabtec Corp.	2,948,438	0.1
43,587		Waste Connections, Inc.	1,917,392	0.1
15,626		Wesco International, Inc.	1,190,857	0.0
20,509		WW Grainger, Inc.	5,227,539	0.2
64,671		Xylem, Inc.	2,462,025	0.1
			294,973,160	12.8

		Information Technology: 14.3%
38,700	@,L	3D Systems Corp.	1,272,069	0.1
174,285		Activision Blizzard, Inc.	3,511,843	0.2
224,257	@,L	Advanced Micro Devices, Inc.	598,766	0.0
62,635		Akamai Technologies, Inc.	3,943,500	0.2
20,694		Alliance Data Systems Corp.	5,919,519	0.3
110,220		Altera Corp.	4,071,527	0.2
56,282	@	Amdocs Ltd.	2,625,837	0.1
110,587		Amphenol Corp.	5,950,686	0.3
110,525		Analog Devices, Inc.	6,136,348	0.3
32,615	@	Ansys, Inc.	2,674,430	0.1
28,104	@	AOL, Inc.	1,297,562	0.1
428,285		Applied Materials, Inc.	10,672,862	0.5
2,213	L	Arista Networks, Inc.	134,462	0.0
44,286		ARRIS Group, Inc.	1,336,994	0.1
35,064	@	Arrow Electronics, Inc.	2,029,855	0.1
148,019	@	Atmel Corp.	1,242,620	0.1
80,022	@	Autodesk, Inc.	4,806,121	0.2
87,902		Avago Technologies Ltd.	8,842,062	0.4
48,680		Avnet, Inc.	2,094,214	0.1
17,351		AVX Corp.	242,914	0.0
26,949		Booz Allen Hamilton Holding Corp.	714,957	0.0
188,200		Broadcom Corp.	8,154,706	0.4
42,453		Broadridge Financial Solutions, Inc. ADR	1,960,480	0.1

See Accompanying Notes to Financial Statements

70

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

153,184		Brocade Communications Systems, Inc.	1,813,699	0.1
112,554		CA, Inc.	3,427,269	0.1
101,837	@	Cadence Design Systems, Inc.	1,931,848	0.1
30,598		CDW Corp./DE	1,076,132	0.0
57,638	@	Citrix Systems, Inc.	3,677,304	0.2
22,570		CommScope Holding Co., Inc.	515,273	0.0
50,973		Computer Sciences Corp.	3,213,848	0.1
32,340	@	CoreLogic, Inc.	1,021,621	0.0
42,893	@,L	Cree, Inc.	1,382,012	0.1
22,694		Diebold, Inc.	786,120	0.0
17,370		Dolby Laboratories, Inc.	748,994	0.0
10,638		DST Systems, Inc.	1,001,568	0.0
15,163		EchoStar Corp.	796,058	0.0
110,677	@	Electronic Arts, Inc.	5,203,479	0.2
18,713		Equinix, Inc.	4,242,799	0.2
26,638	@	F5 Networks, Inc.	3,475,327	0.1
14,896		Factset Research Systems, Inc.	2,096,612	0.1
101,271		Fidelity National Information Services, Inc.	6,299,056	0.3
30,186	L	FireEye, Inc.	953,274	0.0
26,276		First Solar, Inc.	1,171,778	0.1
87,699	@	Fiserv, Inc.	6,223,998	0.3
29,178		FleetCor Technologies, Inc.	4,339,060	0.2
49,844		Flir Systems, Inc.	1,610,460	0.1
48,184	@	Fortinet, Inc.	1,477,321	0.1
37,031		Freescale Semiconductor Holdings Ltd.	934,292	0.0
31,755	@	Gartner, Inc.	2,674,089	0.1
56,286	@	Genpact Ltd.	1,065,494	0.0
23,982		Global Payments, Inc.	1,936,067	0.1
37,462		Harris Corp.	2,690,521	0.1
26,189		IAC/InterActiveCorp	1,592,029	0.1
38,634	@	Informatica Corp.	1,473,308	0.1
54,588		Ingram Micro, Inc.	1,508,812	0.1
99,877		Intuit, Inc.	9,207,661	0.4
11,708	@,L	IPG Photonics Corp.	877,163	0.0
71,470		Jabil Circuit, Inc.	1,560,190	0.1
29,758		Jack Henry & Associates, Inc.	1,849,162	0.1
81,345	@	JDS Uniphase Corp.	1,116,053	0.0
152,159		Juniper Networks, Inc.	3,396,189	0.1
58,674		Keysight Technologies, Inc.	1,981,421	0.1
58,359		KLA-Tencor Corp.	4,103,805	0.2
30,891	L	Knowles Corp.	727,483	0.0
57,037		Lam Research Corp.	4,525,316	0.2
22,599		Leidos Holdings, Inc.	983,508	0.0
21,785		Lexmark International, Inc.	899,067	0.0
83,223		Linear Technology Corp.	3,794,969	0.2
36,698		LinkedIn Corp.	8,429,898	0.4
142,723		Marvell Technology Group Ltd.	2,069,484	0.1
99,467		Maxim Integrated Products	3,170,013	0.1
70,474		Microchip Technology, Inc.	3,179,082	0.1
70,166		Motorola Solutions, Inc.	4,706,735	0.2
34,966		National Instruments Corp.	1,087,093	0.0
59,060	@	NCR Corp.	1,721,008	0.1
109,661		NetApp, Inc.	4,545,448	0.2
14,604		NetSuite, Inc.	1,594,319	0.1
92,357		Nuance Communications, Inc.	1,317,934	0.1
196,361		Nvidia Corp.	3,937,038	0.2
155,096		ON Semiconductor Corp.	1,571,122	0.1
19,282		Palo Alto Networks, Inc.	2,363,395	0.1
114,519		Paychex, Inc.	5,287,342	0.2
41,707	@	PTC, Inc.	1,528,562	0.1
41,287		Rackspace Hosting, Inc.	1,932,644	0.1
66,630	@	Red Hat, Inc.	4,606,798	0.2
56,441	@	Riverbed Technolgoy, Inc.	1,151,961	0.0
33,306	@	Rovi Corp.	752,383	0.0
16,775		Sabre Corp.	340,029	0.0
79,582		Sandisk Corp.	7,797,444	0.3
50,691		ServiceNow, Inc.	3,439,384	0.1
66,698		Skyworks Solutions, Inc.	4,849,612	0.2
23,103		SolarWinds, Inc.	1,151,223	0.0
24,202		Solera Holdings, Inc.	1,238,658	0.1
41,595		Splunk, Inc.	2,452,025	0.1
17,376	@,L	Stratasys Ltd.	1,444,119	0.1
94,170		SunEdison, Inc.	1,837,257	0.1
16,627	L	SunPower Corp.	429,475	0.0
243,362		Symantec Corp.	6,243,452	0.3
54,438	@	Synopsys, Inc.	2,366,420	0.1
13,412		Tableau Software, Inc.	1,136,801	0.0
13,445	@	Tech Data Corp.	850,127	0.0
55,509		Teradata Corp.	2,424,633	0.1
71,994		Teradyne, Inc.	1,424,761	0.1
59,004		Total System Services, Inc.	2,003,776	0.1
91,828	@	Trimble Navigation Ltd.	2,437,115	0.1
181,317		Twitter, Inc.	6,503,841	0.3
50,888		United States Steel Corp.	1,360,745	0.1
43,801		Vantiv, Inc.	1,485,730	0.1
39,228		VeriFone Holdings, Inc.	1,459,282	0.1
39,071	@	VeriSign, Inc.	2,227,047	0.1
49,042		Vishay Intertechnology, Inc.	693,944	0.0
78,318		Western Digital Corp.	8,669,803	0.4
189,637		Western Union Co.	3,396,399	0.1
32,963		Workday, Inc.	2,690,110	0.1
410,662		Xerox Corp.	5,691,775	0.2
94,416		Xilinx, Inc.	4,087,269	0.2
17,871	L	Yelp, Inc.	978,080	0.0
17,776	@	Zebra Technologies Corp.	1,376,040	0.1
10,944	L	Zillow, Inc.	1,158,860	0.0
262,453	L	Zynga, Inc.	698,125	0.0
			328,911,463	14.3

		Materials: 5.6%
26,147		Airgas, Inc.	3,011,611	0.1
27,974		Albemarle Corp.	1,682,077	0.1
412,439		Alcoa, Inc.	6,512,412	0.3

See Accompanying Notes to Financial Statements

71

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

38,187		Allegheny Technologies, Inc.	1,327,762	0.1
23,034		Aptargroup, Inc.	1,539,593	0.1
24,331		Ashland, Inc.	2,913,881	0.1
33,510		Avery Dennison Corp.	1,738,499	0.1
20,671	@	Axalta Coating Systems Ltd.	537,859	0.0
49,065		Ball Corp.	3,344,761	0.2
35,507		Bemis Co., Inc.	1,605,271	0.1
22,683		Cabot Corp.	994,876	0.0
18,687		Carpenter Technology Corp.	920,335	0.0
54,848		Celanese Corp.	3,288,686	0.1
18,325		CF Industries Holdings, Inc.	4,994,296	0.2
55,623		Cliffs Natural Resources, Inc.	397,148	0.0
11,799		Compass Minerals International, Inc.	1,024,507	0.1
48,779	@	Crown Holdings, Inc.	2,482,851	0.1
25,225		Cytec Industries, Inc.	1,164,638	0.1
22,576		Domtar Corp.	908,007	0.0
17,596		Eagle Materials, Inc.	1,337,824	0.1
52,847		Eastman Chemical Co.	4,008,973	0.2
46,863		FMC Corp.	2,672,597	0.1
11,503		Greif, Inc. - Class A	543,287	0.0
70,988		Huntsman Corp.	1,617,107	0.1
28,594		International Flavors & Fragrances, Inc.	2,898,288	0.1
152,425		International Paper Co.	8,166,932	0.4
21,745		Martin Marietta Materials, Inc.	2,398,908	0.1
59,058		MeadWestvaco Corp.	2,621,585	0.1
117,717		Mosaic Co.	5,373,781	0.2
3,171		NewMarket Corp.	1,279,594	0.1
175,430		Newmont Mining Corp.	3,315,627	0.1
112,047		Nucor Corp.	5,495,905	0.2
58,054	@	Owens-Illinois, Inc.	1,566,877	0.1
34,578		Packaging Corp. of America	2,698,813	0.1
34,255		Platform Specialty Products Corp.	795,401	0.0
15,704		Rayonier Advanced Materials, Inc.	350,199	0.0
27,329		Reliance Steel & Aluminum Co.	1,674,448	0.1
50,491		Rock-Tenn Co.	3,078,941	0.1
25,526		Rockwood Holdings, Inc.	2,011,449	0.1
22,679		Royal Gold, Inc.	1,421,973	0.1
46,888		RPM International, Inc.	2,377,690	0.1
15,781		Scotts Miracle-Gro Co.	983,472	0.0
75,969		Sealed Air Corp.	3,223,365	0.1
30,291		Sherwin-Williams Co.	7,967,745	0.4
41,808		Sigma-Aldrich Corp.	5,738,984	0.3
15,360		Silgan Holdings, Inc.	823,296	0.0
35,915		Sonoco Products Co.	1,569,486	0.1
84,495		Steel Dynamics, Inc.	1,667,931	0.1
30,484		Tahoe Resources, Inc.	422,813	0.0
14,810		TimkenSteel Corp.	548,414	0.0
29,781		Valspar Corp.	2,575,461	0.1
46,013		Vulcan Materials Co.	3,024,434	0.1
14,454		Westlake Chemical Corp.	882,995	0.0
26,844	@	WR Grace & Co.	2,560,649	0.1
			130,084,314	5.6
		Telecommunication Services: 0.7%
352,736		Frontier Communications Corp.	2,352,749	0.1
97,318	@	Level 3 Communications, Inc.	4,805,563	0.2
45,319		SBA Communications Corp.	5,019,532	0.2
30,278		Telephone & Data Systems, Inc.	764,520	0.1
4,932		United States Cellular Corp.	196,442	0.0
211,933		Windstream Holdings, Inc.	1,746,328	0.1
8,685		Zayo Group Holdings, Inc.	265,500	0.0
			15,150,634	0.7

		Utilities: 6.1%
255,155		AES Corp.	3,513,484	0.1
41,950		AGL Resources, Inc.	2,286,694	0.1
39,027		Alliant Energy Corp.	2,592,173	0.1
85,360		Ameren Corp.	3,937,657	0.2
62,985		American Water Works Co., Inc.	3,357,100	0.1
62,262		Aqua America, Inc.	1,662,395	0.1
35,254		Atmos Energy Corp.	1,965,058	0.1
137,106		Calpine Corp.	3,034,156	0.1
151,236		CenterPoint Energy, Inc.	3,543,459	0.2
94,824		CMS Energy Corp.	3,295,134	0.1
103,064		Consolidated Edison, Inc.	6,803,255	0.3
62,285		DTE Energy Co.	5,379,555	0.2
114,641		Edison International	7,506,693	0.3
25,618		Energen Corp.	1,633,404	0.1
63,115		Entergy Corp.	5,521,300	0.2
147,711		FirstEnergy Corp.	5,759,252	0.2
54,161		Great Plains Energy, Inc.	1,538,714	0.1
35,727		Hawaiian Electric Industries	1,196,140	0.0
28,127		Integrys Energy Group, Inc.	2,189,687	0.1
55,464		ITC Holdings Corp.	2,242,410	0.1
67,411		MDU Resources Group, Inc.	1,584,158	0.1
29,573		National Fuel Gas Co.	2,056,211	0.1
110,767		NiSource, Inc.	4,698,736	0.2
111,171		Northeast Utilities	5,949,872	0.3
118,690		NRG Energy, Inc.	3,198,696	0.1
70,049		OGE Energy Corp.	2,485,339	0.1
88,339		Pepco Holdings, Inc.	2,378,969	0.1
38,828		Pinnacle West Capital Corp.	2,652,341	0.1
233,759		PPL Corp.	8,492,464	0.4
177,987		Public Service Enterprise Group, Inc.	7,370,442	0.3
61,666		Questar Corp.	1,558,916	0.1
49,822		SCANA Corp.	3,009,249	0.1
86,351		Sempra Energy	9,616,047	0.4
82,051		TECO Energy, Inc.	1,681,225	0.1
60,713		UGI Corp.	2,305,880	0.1
29,025		Vectren Corp.	1,341,826	0.1
45,375		Westar Energy, Inc.	1,871,265	0.1
79,346		Wisconsin Energy Corp.	4,184,708	0.2

See Accompanying Notes to Financial Statements

72

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

176,592	Xcel Energy, Inc.	6,343,185	0.3
		141,737,249	6.1

	Total Common Stock
	(Cost $1,209,855,012)	2,285,908,684	99.1

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.1%
	Securities Lending Collateralcc: 1.2%
6,824,905	Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $6,824,939, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $6,961,403, due 01/01/15-09/01/49)	6,824,905	0.3
6,824,905	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $6,824,961, collateralized by various U.S. Government Securities, 0.625%-3.125%, Market Value plus accrued interest $6,961,403, due 09/30/17-02/15/42)	6,824,905	0.3
1,436,741	Nomura Securities, Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $1,436,747, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $1,465,476, due 01/07/15-10/20/64)	1,436,741	0.0
6,824,905	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $6,824,939, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.375%-7.250%, Market Value plus accrued interest $6,961,404, due 11/15/15-07/15/56)	6,824,905	0.3
6,824,905	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $6,824,961, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $6,962,087, due 04/15/16-02/15/42)	6,824,905	0.3
		28,736,361	1.2

Shares		Value	Percentage of Net Assets
		Mutual Funds: 0.9%
20,787,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $20,787,000)	20,787,000	0.9

	Total Short-Term Investments
	(Cost $49,523,361)	49,523,361	2.1

	Total Investments in Securities (Cost $1,259,378,373)	$2,335,432,045	101.2
	Liabilities in Excess of Other Assets	(28,263,201)	(1.2)
	Net Assets	$2,307,168,844	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2014.
@	Non-income producing security.
ADR	American Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2014.
**	Investment in affiliate

See Accompanying Notes to Financial Statements

73

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Cost for federal income tax purposes is $1,269,530,458.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,119,504,564
Gross Unrealized Depreciation	(53,602,977)

Net Unrealized Appreciation	$1,065,901,587

See Accompanying Notes to Financial Statements

74

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.6%
		Consumer Discretionary: 13.5%
12,744		AMC Entertainment Holdings, Inc.	333,638	0.0
37,743	@	American Axle & Manufacturing Holdings, Inc.	852,614	0.1
88,212		American Eagle Outfitters	1,224,383	0.1
13,530		American Public Education, Inc.	498,851	0.1
7,264	@	America's Car-Mart, Inc.	387,752	0.0
27,426	@	ANN, Inc.	1,000,500	0.1
9,700		Arctic Cat, Inc.	344,350	0.0
17,431	@	Asbury Automotive Group, Inc.	1,323,362	0.1
11,607		Ascent Capital Group, Inc.	614,359	0.1
24,200	@	Barnes & Noble, Inc.	561,924	0.1
21,151	@	Beazer Homes USA, Inc.	409,483	0.0
57,400	@	Belmond Ltd	710,038	0.1
1,045	@	Biglari Holdings, Inc.	417,488	0.0
11,788		BJ's Restaurants, Inc.	591,875	0.1
19,174		Black Diamond, Inc.	167,772	0.0
34,099		Bloomin' Brands, Inc.	844,291	0.1
8,580		Blue Nile, Inc.	308,966	0.0
16,322		Bob Evans Farms, Inc.	835,360	0.1
42,154	@	Boyd Gaming Corp.	538,728	0.1
12,050		Bright Horizons Family Solutions, Inc.	566,470	0.1
26,160		Brown Shoe Co., Inc.	841,044	0.1
49,399		Brunswick Corp.	2,532,193	0.3
14,753	L	Buckle, Inc.	774,828	0.1
10,248	@	Buffalo Wild Wings, Inc.	1,848,534	0.2
12,570		Burlington Stores, Inc.	594,058	0.1
18,368	L	Caesars Acquisition Co.	189,374	0.0
29,511	L	Caesars Entertainment Co.	463,028	0.1
44,250		Callaway Golf Co.	340,725	0.0
8,267		Capella Education Co.	636,228	0.1
48,265	@	Career Education Corp.	335,924	0.0
14,596	@	Carmike Cinemas, Inc.	383,437	0.0
19,925		Cato Corp.	840,436	0.1
8,061	@	Cavco Industries, Inc.	638,995	0.1
60,036	@,L	Central European Media Enterprises Ltd.	192,716	0.0
26,316		Cheesecake Factory	1,323,958	0.1
12,232		Childrens Place Retail Stores, Inc.	697,224	0.1
31,483	@	Christopher & Banks Corp.	179,768	0.0
6,176		Churchill Downs, Inc.	588,573	0.1
9,923		Chuy's Holdings, Inc.	195,185	0.0
16,687		Citi Trends, Inc.	421,347	0.0
15,220		Columbia Sportswear Co.	677,899	0.1
14,261	@,L	Conn's, Inc.	266,538	0.0
8,777	L	Container Store Group, Inc.	167,904	0.0
31,627		Cooper Tire & Rubber Co.	1,095,876	0.1
7,712		Cooper-Standard Holding, Inc.	446,371	0.0
14,785		Core-Mark Holding Co., Inc.	915,635	0.1
10,432		Cracker Barrel Old Country Store	1,468,408	0.2
57,115	@	CROCS, Inc.	713,366	0.1
8,490		CSS Industries, Inc.	234,664	0.0
58,324		Cumulus Media, Inc.	246,711	0.0
84,640		Dana Holding Corp.	1,840,074	0.2
12,933		Del Frisco's Restaurant Group, Inc.	307,029	0.0
72,660		Denny's Corp.	749,125	0.1
17,025		Diamond Resorts International, Inc.	474,997	0.1
10,077		DineEquity, Inc.	1,044,380	0.1
15,828	@	Dorman Products, Inc.	764,018	0.1
13,310		Drew Industries, Inc.	679,742	0.1
25,996	@	Entercom Communications Corp.	316,111	0.0
35,019		Entravision Communications Corp.	226,923	0.0
14,140		Ethan Allen Interiors, Inc.	437,916	0.0
38,425		EVINE Live, Inc.	253,221	0.0
24,698	@	EW Scripps Co.	552,000	0.1
49,171	@	Express, Inc.	722,322	0.1
12,449	@	Federal Mogul Corp.	200,304	0.0
12,900		Fiesta Restaurant Group, Inc.	784,320	0.1
29,926		Finish Line	727,501	0.1
28,949		Five Below, Inc.	1,181,988	0.1
24,628		Francesca's Holdings Corp.	411,288	0.0
17,890		Fred's, Inc.	311,465	0.0
13,846		FTD Cos, Inc.	482,118	0.1
13,712	@	Genesco, Inc.	1,050,613	0.1
20,961	@	Gentherm, Inc.	767,592	0.1
10,410	@	G-III Apparel Group Ltd.	1,051,514	0.1
26,310		Grand Canyon Education, Inc.	1,227,625	0.1
36,936	@	Gray Television, Inc.	413,683	0.0
12,560		Group 1 Automotive, Inc.	1,125,627	0.1
25,245		Guess?, Inc.	532,165	0.1
27,960		Harte-Hanks, Inc.	216,410	0.0
13,719		Haverty Furniture Cos., Inc.	301,955	0.0
16,379	@	Helen of Troy Ltd.	1,065,618	0.1
17,109	@	Hibbett Sporting Goods, Inc.	828,589	0.1
52,981		Houghton Mifflin Harcourt Co.	1,097,237	0.1
87,537	@,L	Hovnanian Enterprises, Inc.	361,528	0.0
19,476		HSN, Inc.	1,480,176	0.2
26,491	@	Iconix Brand Group, Inc.	895,131	0.1
10,000		International Speedway Corp.	316,500	0.0
26,350		Interval Leisure Group, Inc.	550,451	0.1
14,587	L	iRobot Corp.	506,461	0.1
See Accompanying Notes to Financial Statements

75

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

15,575	@,L	ITT Educational Services, Inc.	149,676	0.0
21,786		Jack in the Box, Inc.	1,742,009	0.2
17,637	@	Jamba, Inc.	266,142	0.0
44,000	@	Journal Communications, Inc.	502,920	0.1
17,314		K12, Inc.	205,517	0.0
40,434	L	KB Home	669,183	0.1
37,300	@	Krispy Kreme Doughnuts, Inc.	736,302	0.1
12,524		La Quinta Holdings, Inc.	276,279	0.0
7,760	L	Lands' End, Inc.	418,730	0.0
33,582		La-Z-Boy, Inc.	901,341	0.1
35,914		Leapfrog Enterprises, Inc.	169,514	0.0
45,219	@,L	Lee Enterprises, Inc.	166,406	0.0
16,500	@	Libbey, Inc.	518,760	0.1
23,084		Life Time Fitness, Inc.	1,307,016	0.1
44,299		LifeLock, Inc.	819,974	0.1
10,685		Lifetime Brands, Inc.	183,782	0.0
10,475		Lithia Motors, Inc.	908,078	0.1
15,618	L	Lumber Liquidators	1,035,630	0.1
20,841	@	M/I Homes, Inc.	478,509	0.1
16,980		Marcus Corp.	314,300	0.0
20,700		MarineMax, Inc.	415,035	0.0
16,696		Marriott Vacations Worldwide Corp.	1,244,520	0.1
8,635	L	Mattress Firm Holding Corp.	501,521	0.1
61,320	@	McClatchy Co.	203,582	0.0
18,053	L	MDC Holdings, Inc.	477,863	0.1
31,783		MDC Partners, Inc.	722,110	0.1
28,919	@,L	Media General, Inc.	483,815	0.1
24,438		Men's Wearhouse, Inc.	1,078,938	0.1
19,600		Meredith Corp.	1,064,672	0.1
19,238	@	Meritage Homes Corp.	692,376	0.1
34,800	@	Modine Manufacturing Co.	473,280	0.1
18,702		Monro Muffler, Inc.	1,080,976	0.1
29,707		Morgans Hotel Group Co.	232,903	0.0
9,688	@	Motorcar Parts of America, Inc.	301,200	0.0
9,182		Movado Group, Inc.	260,493	0.0
3,750		Nacco Industries, Inc.	222,600	0.0
33,800		National CineMedia, Inc.	485,706	0.1
26,739	@	Nautilus, Inc.	405,898	0.0
10,271		New Media Investment Group, Inc.	242,704	0.0
65,676		New York Times Co.	868,237	0.1
17,082		Nexstar Broadcasting Group, Inc.	884,677	0.1
20,940		Nutri/System, Inc.	409,377	0.0
295,364	@	Office Depot, Inc.	2,532,746	0.3
28,828		Orbitz Worldwide, Inc.	237,254	0.0
11,321		Outerwall, Inc.	851,566	0.1
5,833		Oxford Industries, Inc.	322,040	0.0
20,765		Papa John's International, Inc.	1,158,687	0.1
42,167	@	Penn National Gaming, Inc.	578,953	0.1
31,803	@	PEP Boys-Manny Moe & Jack	312,305	0.0
9,760	@	Perry Ellis International, Inc.	253,077	0.0
52,354		Pier 1 Imports, Inc.	806,252	0.1
34,906	@	Pinnacle Entertainment, Inc.	776,658	0.1
25,826		Pool Corp.	1,638,401	0.2
15,636	@	Popeyes Louisiana Kitchen, Inc.	879,838	0.1
82,219	@	Quiksilver, Inc.	181,704	0.0
9,502		Red Robin Gourmet Burgers, Inc.	731,416	0.1
36,110	@	Regis Corp.	605,204	0.1
28,750		Rent-A-Center, Inc.	1,044,200	0.1
6,416	@	Rentrak Corp.	467,213	0.1
16,669		Restoration Hardware Holdings, Inc.	1,600,391	0.2
17,192		RetailMeNot, Inc.	251,347	0.0
47,480	@	Ruby Tuesday, Inc.	324,763	0.0
34,604		Ruth's Hospitality Group, Inc.	519,060	0.1
25,828		Ryland Group, Inc.	995,928	0.1
17,420		Scholastic Corp.	634,436	0.1
34,278	@,L	Scientific Games Corp.	436,359	0.0
29,169	@	Select Comfort Corp.	788,438	0.1
16,873	@	Sequential Brands Group, Inc.	220,530	0.0
25,209	L	SFX Entertainment, Inc.	114,197	0.0
21,271		Shutterfly, Inc.	886,894	0.1
8,251		Shutterstock, Inc.	570,144	0.1
39,252	L	Sinclair Broadcast Group, Inc.	1,073,935	0.1
20,969		Skechers USA, Inc.	1,158,537	0.1
37,267	L	Smith & Wesson Holding Corp.	352,918	0.0
26,279		Sonic Automotive, Inc.	710,584	0.1
34,791		Sonic Corp.	947,359	0.1
35,329		Sotheby's	1,525,506	0.2
26,308		Spartan Motors, Inc.	138,380	0.0
11,360		Speedway Motorsports, Inc.	248,443	0.0
24,790		Stage Stores, Inc.	513,153	0.1
15,634		Standard Motor Products, Inc.	595,968	0.1
64,764	@	Standard-Pacific Corp.	472,130	0.1
18,726		Stein Mart, Inc.	273,774	0.0
9,780	@	Steiner Leisure Ltd.	451,934	0.1
33,805	@	Steven Madden Ltd.	1,076,013	0.1
22,606		Stoneridge, Inc.	290,713	0.0
7,613	@	Strayer Education, Inc.	565,494	0.1
11,340		Sturm Ruger & Co., Inc.	392,704	0.0
15,060		Superior Industries International	298,037	0.0
33,021	@	Tenneco, Inc.	1,869,319	0.2
34,920		Texas Roadhouse, Inc.	1,178,899	0.1
52,147		Time, Inc.	1,283,338	0.1
10,200		Tower International, Inc.	260,610	0.0
16,488		Travelport Worldwide Ltd.	296,784	0.0
80,062		TRI Pointe Homes, Inc.	1,220,945	0.1
29,465	@	Tuesday Morning Corp.	639,390	0.1
25,872		Tumi Holdings, Inc.	613,943	0.1
10,940	@	Universal Electronics, Inc.	711,428	0.1
19,660		Vail Resorts, Inc.	1,791,616	0.2
14,700		Vera Bradley, Inc.	299,586	0.0
14,688		Vitamin Shoppe, Inc.	713,543	0.1
11,474	@	Weight Watchers International, Inc.	285,014	0.0

See Accompanying Notes to Financial Statements

76

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

5,228		Weyco Group, Inc.	155,115	0.0
5,822	@	William Lyon Homes	118,012	0.0
19,680		Winnebago Industries	428,237	0.0
54,384		Wolverine World Wide, Inc.	1,602,696	0.2
23,241		World Wrestling Entertainment, Inc.	286,794	0.0
14,550	@	Zumiez, Inc.	562,066	0.1
			129,684,337	13.5

		Consumer Staples: 3.4%
87,940	@	Alliance One International, Inc.	138,945	0.0
16,442		Andersons, Inc.	873,728	0.1
28,490		B&G Foods, Inc.	851,851	0.1
4,813		Boston Beer Co., Inc.	1,393,556	0.1
44,633		Boulder Brands, Inc.	493,641	0.1
9,570		Calavo Growers, Inc.	452,661	0.0
20,305	L	Cal-Maine Foods, Inc.	792,504	0.1
20,073		Casey's General Stores, Inc.	1,812,993	0.2
26,800		Central Garden & Pet Co.	255,940	0.0
32,368	@	Chiquita Brands International, Inc.	468,041	0.1
4,300		Coca-Cola Bottling Co. Consolidated	378,529	0.0
89,067	@	Darling International, Inc.	1,617,457	0.2
39,839		Dean Foods Co.	772,080	0.1
15,243	@	Diamond Foods, Inc.	430,310	0.0
8,443		Diplomat Pharmacy, Inc.	231,085	0.0
17,090	L	Elizabeth Arden, Inc.	365,555	0.0
22,360		Fresh Del Monte Produce, Inc.	750,178	0.1
21,077	L	Fresh Market, Inc.	868,372	0.1
36,992	@	Harbinger Group, Inc.	523,807	0.1
33,087	@	IGI Laboratories, Inc.	291,166	0.0
13,062		Ingles Markets, Inc.	484,470	0.1
4,943		Inter Parfums, Inc.	135,685	0.0
10,120		J&J Snack Foods Corp.	1,100,752	0.1
11,298		Lancaster Colony Corp.	1,057,945	0.1
16,617		Pantry, Inc.	615,826	0.1
19,811		Post Holdings, Inc.	829,883	0.1
29,480		Prestige Brands Holdings, Inc.	1,023,546	0.1
11,781		Pricesmart, Inc.	1,074,663	0.1
30,017	@	Roundy's, Inc.	145,282	0.0
12,619		Sanderson Farms, Inc.	1,060,311	0.1
129	@	Seaboard Corp.	541,536	0.1
8,630	@	Seneca Foods Corp.	233,269	0.0
21,143		Snyders-Lance, Inc.	645,919	0.1
28,852		SpartanNash Co.	754,191	0.1
118,154	@	Supervalu, Inc.	1,146,094	0.1
13,714	L	Tootsie Roll Industries, Inc.	420,334	0.0
23,236		TreeHouse Foods, Inc.	1,987,375	0.2
26,912	@	United Natural Foods, Inc.	2,080,970	0.2
14,271		Universal Corp.	627,639	0.1
5,050	@	USANA Health Sciences, Inc.	518,080	0.1
34,011		Vector Group Ltd.	724,774	0.1
10,690		WD-40 Co.	909,505	0.1
8,100		Weis Markets, Inc.	387,342	0.0
			32,267,790	3.4

		Energy: 3.4%
63,428		Abraxas Petroleum Corp.	186,478	0.0
147,009	L	Alpha Natural Resources, Inc.	245,505	0.0
19,800	L	Approach Resources, Inc.	126,522	0.0
157,079	L	Arch Coal, Inc.	279,601	0.0
24,520		Basic Energy Services, Inc.	171,885	0.0
29,660		Bill Barrett Corp.	337,827	0.0
17,074		Bonanza Creek Energy, Inc.	409,776	0.1
121,842	@	BPZ Energy, Inc.	35,212	0.0
18,109		Bristow Group, Inc.	1,191,391	0.1
28,100		C&J Energy Services, Inc.	371,201	0.1
33,371		Callon Petroleum Co.	181,872	0.0
11,418	L	CARBO Ceramics, Inc.	457,291	0.1
23,213		Carrizo Oil & Gas, Inc.	965,661	0.1
3,188		Clayton Williams Energy, Inc.	203,394	0.0
52,247	L	Clean Energy Fuels Corp.	260,974	0.0
42,466		Cloud Peak Energy, Inc.	389,838	0.1
31,442	L	Comstock Resources, Inc.	214,120	0.0
9,120	@	Contango Oil & Gas Co.	266,669	0.0
8,689		Dawson Geophysical Co.	106,266	0.0
28,750		Delek US Holdings, Inc.	784,300	0.1
47,408	L	DHT Holdings, Inc.	346,552	0.1
20,709		Diamondback Energy, Inc.	1,237,984	0.1
40,052	@,L	Emerald Oil, Inc.	48,062	0.0
60,281	L	Energy XXI Bermuda Ltd.	196,516	0.0
15,075		Era Group, Inc.	318,836	0.0
85,783	@,L	EXCO Resources, Inc.	186,149	0.0
29,636		Exterran Holdings, Inc.	965,541	0.1
26,693		Forum Energy Technologies, Inc.	553,346	0.1
65,066	@,L	Frontline Ltd.	163,316	0.0
25,500	L	GasLog Ltd.	518,925	0.1
40,606	@,L	Gastar Exploration, Inc.	97,860	0.0
7,476	@	Geospace Technologies Corp.	198,114	0.0
23,180	@,L	Goodrich Petroleum Corp.	102,919	0.0
20,723		Green Plains Renewable Energy, Inc.	513,516	0.1
14,197		Gulfmark Offshore, Inc.	346,691	0.1
143,729	@,L	Halcon Resources Corp.	255,838	0.0
39,196	@	Harvest Natural Resources, Inc.	70,945	0.0
57,600	@	Helix Energy Solutions Group, Inc.	1,249,920	0.1
90,490	L	Hercules Offshore, Inc.	90,490	0.0
17,861		Hornbeck Offshore Services, Inc.	445,989	0.1
84,580	@	ION Geophysical Corp.	232,595	0.0

See Accompanying Notes to Financial Statements

77

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

92,610	@	Key Energy Services, Inc.	154,659	0.0
119,879	@,L	Magnum Hunter Resources Corp.	376,420	0.1
40,868		Matador Resources Co.	826,760	0.1
21,182	@	Matrix Service Co.	472,782	0.1
116,129	@	McDermott International, Inc.	337,935	0.0
34,000	L	Midstates Petroleum Co., Inc.	51,340	0.0
12,741		Natural Gas Services Group, Inc.	293,553	0.0
53,740	@	Newpark Resources	512,680	0.1
54,579	L	Nordic American Tankers Ltd.	549,611	0.1
15,353	@	North Atlantic Drilling Ltd.	25,025	0.0
37,232	L	Northern Oil And Gas, Inc.	210,361	0.0
12,270	@,L	Nuverra Environmental Solutions, Inc.	68,098	0.0
15,774	@,L	Pacific Ethanol, Inc.	162,945	0.0
12,180		Panhandle Oil and Gas, Inc.	283,550	0.0
81,074	@	Parker Drilling Co.	248,897	0.0
23,202		Parsley Energy, Inc.	370,304	0.1
20,451		PDC Energy, Inc.	844,013	0.1
39,063	@	Penn Virginia Corp.	260,941	0.0
8,960	@	PHI, Inc.	335,104	0.0
47,203		Pioneer Energy Services Corp.	261,505	0.0
90,372	@	Quicksilver Resources, Inc.	17,912	0.0
19,816		Renewable Energy Group, Inc.	192,413	0.0
191,268	@	Rentech, Inc.	240,998	0.0
55,700		Resolute Energy Corp.	73,524	0.0
4,321	@	Rex Stores Corp.	267,772	0.0
26,730		Rex Energy Corp.	136,323	0.0
7,227		RigNet, Inc.	296,524	0.0
14,779	@,L	Ring Energy, Inc.	155,180	0.0
32,520		Rosetta Resources, Inc.	725,521	0.1
13,922		RSP Permian, Inc.	349,999	0.1
21,418	L	Sanchez Energy Corp.	198,973	0.0
102,253		Scorpio Tankers, Inc.	888,579	0.1
7,992	@	SEACOR Holdings, Inc.	589,890	0.1
23,500		SemGroup Corp. - Class A	1,607,165	0.2
32,213	L	Ship Finance International Ltd.	454,848	0.1
46,323	L	Solazyme, Inc.	119,513	0.0
26,980		Stone Energy Corp.	455,422	0.1
33,106	@,L	Swift Energy Co.	134,079	0.0
36,120	@	Synergy Resources Corp.	452,945	0.1
19,500		Tesco Corp.	249,990	0.0
50,570	@	Tetra Technologies, Inc.	337,808	0.0
22,307	@	TransAtlantic Petroleum Ltd.	120,235	0.0
42,300	@,L	Triangle Petroleum Corp.	202,194	0.0
45,370	@	Vaalco Energy, Inc.	206,887	0.0
172,950	@	Vantage Drilling Co.	84,538	0.0
17,040		W&T Offshore, Inc.	125,074	0.0
73,588		Warren Resources, Inc.	118,477	0.0
28,966		Western Refining, Inc.	1,094,335	0.1
10,563	@	Westmoreland Coal Co.	350,797	0.1
31,833		Willbros Group, Inc.	199,593	0.0
			32,419,878	3.4

		Financials: 24.3%
12,150		1st Source Corp.	416,867	0.0
23,696		Acadia Realty Trust	758,983	0.1
34,296	@	Actua Corp.	633,447	0.1
10,318		AG Mortgage Investment Trust, Inc.	191,605	0.0
12,300		Agree Realty Corp.	382,407	0.0
26,349		Alexander & Baldwin, Inc.	1,034,462	0.1
1,450		Alexander's, Inc.	633,911	0.1
815	@,L	Altisource Asset Management Corp.	252,748	0.0
8,433	@,L	Altisource Portfolio Solutions SA	284,951	0.0
30,762		Altisource Residential Corp.	596,783	0.1
22,329		Ambac Financial Group, Inc.	547,060	0.1
24,200		American Assets Trust, Inc.	963,402	0.1
33,837		American Capital Mortgage Investment Corp.	637,489	0.1
36,920		American Equity Investment Life Holding Co.	1,077,695	0.1
71,857		American Realty Capital Healthcare Trust, Inc.	855,098	0.1
22,578		American Residential Properties, Inc.	396,695	0.0
23,256		Ameris Bancorp.	596,284	0.1
13,520		Amerisafe, Inc.	572,707	0.1
8,572		Ames National Corp.	222,358	0.0
17,365		AmREIT, Inc.	460,867	0.1
15,040		Amtrust Financial Services, Inc.	846,000	0.1
109,237		Anworth Mortgage Asset Corp.	573,494	0.1
23,000		Apollo Commercial Real Estate Finance, Inc.	376,280	0.0
20,640		Apollo Residential Mortgage, Inc.	325,493	0.0
17,793		Argo Group International Holdings Ltd.	986,978	0.1
1,092		Arlington Asset Investment Corp.	29,058	0.0
19,978		Armada Hoffler Properties, Inc.	189,591	0.0
200,500		ARMOUR Residential REIT, Inc.	737,840	0.1
6,944		Arrow Financial Corp.	190,891	0.0
23,785		Ashford Hospitality Prime, Inc.	408,151	0.0
40,411		Ashford Hospitality Trust, Inc.	423,507	0.0
39,249		Associated Estates Realty Corp.	910,969	0.1
63,180		Astoria Financial Corp.	844,085	0.1
4,900		Aviv REIT, Inc.	168,952	0.0
5,850		Bancfirst Corp.	370,831	0.0

See Accompanying Notes to Financial Statements

78

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

26,950		Bancorp, Inc.	293,485	0.0
49,700		Bancorpsouth, Inc.	1,118,747	0.1
38,520		Bank Mutual Corp.	264,247	0.0
40,560		Bank of the Ozarks, Inc.	1,538,035	0.2
19,721		BankFinancial Corp.	233,891	0.0
15,500		Banner Corp.	666,810	0.1
37,274		BBCN Bancorp, Inc.	536,000	0.1
28,050		Beneficial Mutual Bancorp, Inc.	344,173	0.0
15,227		Berkshire Hills Bancorp., Inc.	405,952	0.0
78,142		BGC Partners, Inc.	714,999	0.1
18,880		Banco Latinoamericano de Comercio Exterior SA	568,288	0.1
20,409		BNC Bancorp	351,239	0.0
8,741		BofI Holding, Inc.	680,137	0.1
41,879		Boston Private Financial Holdings, Inc.	564,110	0.1
9,833		OceanFirst Financial Corp.	168,538	0.0
60,248		Brookline Bancorp., Inc.	604,287	0.1
11,800		Bryn Mawr Bank Corp.	369,340	0.0
11,689		Calamos Asset Management, Inc.	155,697	0.0
6,340		Camden National Corp.	252,586	0.0
57,930		Campus Crest Communities, Inc.	423,468	0.0
4,255		Capital Bank Financial Corp.	114,034	0.0
69,929		Capitol Federal Financial, Inc.	893,693	0.1
49,591		Capstead Mortgage Corp.	608,977	0.1
28,829		Cardinal Financial Corp.	571,679	0.1
16,806		CareTrust REIT, Inc.	207,218	0.0
11,494		Cash America International, Inc.	259,994	0.0
46,737		Cathay General Bancorp.	1,196,000	0.1
57,976		Cedar Shopping Centers, Inc.	425,544	0.0
33,707		Centerstate Banks of Florida, Inc.	401,450	0.0
123,877		Chambers Street Properties	998,449	0.1
21,376		Chatham Lodging Trust	619,263	0.1
21,835		Chemical Financial Corp.	669,024	0.1
30,531		Chesapeake Lodging Trust	1,136,059	0.1
13,382		Citizens & Northern Corp.	276,606	0.0
34,285	@,L	Citizens, Inc.	260,566	0.0
11,240		City Holding Co.	522,997	0.1
10,460		CNB Financial Corp.	193,510	0.0
117,828		CNO Financial Group, Inc.	2,028,998	0.2
32,320		CoBiz Financial, Inc.	424,362	0.0
11,518	L	Cohen & Steers, Inc.	484,677	0.1
48,522		Colony Financial, Inc.	1,155,794	0.1
35,101		Columbia Banking System, Inc.	969,139	0.1
21,790		Community Bank System, Inc.	830,853	0.1
12,639		Community Trust Bancorp., Inc.	462,714	0.1
4,137		Consolidated-Tomoka Land Co.	230,845	0.0
15,972		Coresite Realty Corp.	623,707	0.1
100,503		Cousins Properties, Inc.	1,147,744	0.1
87,400		Cowen Group, Inc.	419,520	0.0
4,650	@	Credit Acceptance Corp.	634,306	0.1
90,982		CubeSmart	2,007,973	0.2
21,010		Customers Bancorp, Inc.	408,855	0.0
53,420		CVB Financial Corp.	855,788	0.1
8,118		CyrusOne, Inc.	223,651	0.0
85,128		CYS Investments, Inc.	742,316	0.1
38,845		DCT Industrial Trust, Inc.	1,385,213	0.1
107,595		DiamondRock Hospitality Co.	1,599,938	0.2
19,710		Dime Community Bancshares	320,879	0.0
39,230		DuPont Fabros Technology, Inc.	1,304,005	0.1
35,550		Dynex Capital, Inc.	293,287	0.0
17,710	@	Eagle Bancorp, Inc.	629,059	0.1
20,501		EastGroup Properties, Inc.	1,298,123	0.1
23,018		Education Realty Trust, Inc.	842,229	0.1
13,380		eHealth, Inc.	333,430	0.0
50,305		Empire State Realty Trust, Inc.	884,362	0.1
25,165		Employers Holdings, Inc.	591,629	0.1
15,293		Encore Capital Group, Inc.	679,009	0.1
16,283		Enova International, Inc.	362,460	0.0
4,049	@	Enstar Group Ltd.	619,052	0.1
18,450		Enterprise Financial Services Corp.	364,018	0.0
17,854		Envestnet, Inc.	877,346	0.1
33,558		EPR Properties	1,933,948	0.2
24,270		Equity One, Inc.	615,487	0.1
13,156		ESB Financial Corp.	249,175	0.0
14,329	@	Essent Group Ltd.	368,399	0.0
44,160		EverBank Financial Corp.	841,690	0.1
16,609		Evercore Partners, Inc.	869,813	0.1
48,782		Excel Trust, Inc.	653,191	0.1
32,960	@	Ezcorp, Inc.	387,280	0.0
9,070		FBL Financial Group, Inc.	526,332	0.1
9,438		Federated National Holding Co.	228,022	0.0
89,123		FelCor Lodging Trust, Inc.	964,311	0.1
28,141		Financial Engines, Inc.	1,028,554	0.1
54,588		First American Financial Corp.	1,850,533	0.2
64,390	@	First BanCorp/Puerto Rico	377,969	0.0
18,342		First Bancorp.	338,777	0.0
37,230		First Busey Corp.	242,367	0.0
18,403	@	First Cash Financial Services, Inc.	1,024,495	0.1

See Accompanying Notes to Financial Statements

79

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

3,248		First Citizens BancShares, Inc.	821,062	0.1
50,920		First Commonwealth Financial Corp.	469,482	0.1
6,006		First Defiance Financial Corp.	204,564	0.0
38,080		First Financial Bancorp.	707,907	0.1
43,177		First Financial Bankshares, Inc.	1,290,129	0.1
9,230		First Financial Corp.	328,773	0.0
59,110		First Industrial Realty Trust, Inc.	1,215,302	0.1
1,109		First Interstate Bancsystem, Inc.	30,852	0.0
19,220		First Merchants Corp.	437,255	0.0
48,230		First Midwest Bancorp., Inc.	825,215	0.1
8,811		First NBC Bank Holding Co.	310,147	0.0
47,808		First Potomac Realty Trust	590,907	0.1
90,423		FirstMerit Corp.	1,708,090	0.2
14,217	@	Flagstar Bancorp, Inc.	223,633	0.0
25,800		Flushing Financial Corp.	522,966	0.1
74,062		FNB Corp.	986,506	0.1
26,370		Forestar Real Estate Group, Inc.	406,098	0.0
54,736		Franklin Street Properties Corp.	671,611	0.1
30,316		FXCM, Inc.	502,336	0.1
4,640		GAMCO Investors, Inc.	412,682	0.0
23,009		Getty Realty Corp.	418,994	0.0
60,855		GFI Group, Inc.	331,660	0.0
45,460		Glacier Bancorp., Inc.	1,262,424	0.1
16,494		Gladstone Commercial Corp.	283,202	0.0
75,352		Glimcher Realty Trust	1,035,336	0.1
26,933		Government Properties Income Trust	619,728	0.1
102,749		Gramercy Property Trust Inc.	708,968	0.1
7,197		Great Southern Bancorp., Inc.	285,505	0.0
10,109		Great Western Bancorp, Inc.	230,384	0.0
16,349		Green Dot Corp.	334,991	0.0
15,700		Greenhill & Co., Inc.	684,520	0.1
17,641	@	Greenlight Capital Re Ltd.	575,979	0.1
42,317		Hancock Holding Co.	1,299,132	0.1
22,000		Hanmi Financial Corp.	479,820	0.1
22,649		Hannon Armstrong Sustainable Infrastructure Capital, Inc.	322,295	0.0
41,636		Hatteras Financial Corp.	767,351	0.1
6,455		HCI Group, Inc.	279,114	0.0
50,340		Healthcare Realty Trust, Inc.	1,375,289	0.1
8,120		Heartland Financial USA, Inc.	220,052	0.0
15,207		Heritage Financial Corp.	266,883	0.0
126,731		Hersha Hospitality Trust	890,919	0.1
22,812		HFF, Inc.	819,407	0.1
44,933		Highwoods Properties, Inc.	1,989,633	0.2
36,020	@	Hilltop Holdings, Inc.	718,599	0.1
26,848		Home Bancshares, Inc.	863,432	0.1
37,848		Home Loan Servicing Solutions Ltd.	738,793	0.1
12,676		HomeStreet, Inc.	220,689	0.0
17,479		HomeTrust Bancshares Inc.	291,200	0.0
26,670		Horace Mann Educators Corp.	884,911	0.1
27,049		Hudson Pacific Properties, Inc.	813,093	0.1
13,993		Hudson Valley Holding Corp.	380,050	0.0
17,040		IBERIABANK Corp.	1,105,044	0.1
19,780		Independent Bank Corp./MI	258,129	0.0
13,110		Independent Bank Corp.	561,239	0.1
7,526		Independent Bank Group, Inc.	293,966	0.0
8,050		Infinity Property & Casualty Corp.	621,943	0.1
56,772		Inland Real Estate Corp.	621,653	0.1
26,956	@	Insmed Inc.	417,009	0.0
35,630		International Bancshares Corp.	945,620	0.1
13,555	@	Intl. FCStone, Inc.	278,826	0.0
69,034		Invesco Mortgage Capital, Inc.	1,067,266	0.1
28,900	@	Investment Technology Group, Inc.	601,698	0.1
170,743		Investors Bancorp, Inc.	1,916,590	0.2
89,225		Investors Real Estate Trust	728,968	0.1
59,919	@	iStar Financial, Inc.	817,894	0.1
64,644		Janus Capital Group, Inc.	1,042,708	0.1
4,087		Kansas City Life Insurance Co.	196,299	0.0
27,019		KCG Holdings, Inc.	314,771	0.0
19,310		Kemper Corp.	697,284	0.1
35,631		Kennedy-Wilson Holdings, Inc.	901,464	0.1
16,565		Kite Realty Group Trust	476,078	0.1
11,670		Lakeland Financial Corp.	507,295	0.1
53,300		LaSalle Hotel Properties	2,157,051	0.2
94,042		Lexington Realty Trust	1,032,581	0.1
17,999		LTC Properties, Inc.	777,017	0.1
38,507		Mack-Cali Realty Corp.	733,943	0.1
41,320		Maiden Holdings Ltd.	528,483	0.1
19,262		MainSource Financial Group, Inc.	402,961	0.0
14,621		Manning & Napier, Inc.	202,062	0.0
22,070		MarketAxess Holdings, Inc.	1,582,640	0.2
34,500		MB Financial, Inc.	1,133,670	0.1
31,600		Meadowbrook Insurance Group, Inc.	267,336	0.0
81,329		Medical Properties Trust, Inc.	1,120,714	0.1

See Accompanying Notes to Financial Statements

80

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

3,103		Merchants Bancshares, Inc.	95,045	0.0
177,290	@	MGIC Investment Corp.	1,652,343	0.2
51,598		Monmouth Real Estate Investment Corp.	571,190	0.1
21,014		Montpelier Re Holdings Ltd.	752,721	0.1
28,242		National Bank Holdings Corp.	548,177	0.1
4,911	L	National Bankshares, Inc.	149,245	0.0
4,869		National General Holdings Corp.	90,612	0.0
15,810		National Health Investors, Inc.	1,106,068	0.1
6,943		National Interstate Corp.	206,901	0.0
82,810		National Penn Bancshares, Inc.	871,575	0.1
1,665		National Western Life Insurance Co.	448,301	0.1
7,530	@	Navigators Group, Inc.	552,250	0.1
22,730		NBT Bancorp., Inc.	597,117	0.1
12,070		Nelnet, Inc.	559,203	0.1
61,853		New Residential Investment Corp.	789,863	0.1
71,468	L	New York Mortgage Trust, Inc.	551,018	0.1
77,596		New York REIT, Inc.	821,742	0.1
30,588	@	NewBridge Bancorp	266,421	0.0
23,200		NewStar Financial, Inc.	296,960	0.0
34,304		NMI Holdings, Inc.	313,196	0.0
41,053		Northfield Bancorp, Inc./NJ	607,584	0.1
71,570		Northwest Bancshares, Inc.	896,772	0.1
25,727		OFG Bancorp	428,355	0.0
58,330		Old National Bancorp.	867,950	0.1
13,358	@	OM Asset Management Plc	216,934	0.0
12,880		One Liberty Properties, Inc.	304,870	0.0
39,883		Oritani Financial Corp.	614,198	0.1
10,800		Federal Agricultural Mortgage Corp.	327,672	0.0
10,535		Owens Realty Mortgage, Inc.	154,338	0.0
7,360	L	Park National Corp.	651,213	0.1
28,732		Park Sterling Corp.	211,180	0.0
27,943		Parkway Properties, Inc.	513,872	0.1
30,384		Pebblebrook Hotel Trust	1,386,422	0.1
43,513		Pennsylvania Real Estate Investment Trust	1,020,815	0.1
13,668		PennyMac Financial Services, Inc.	236,456	0.0
36,897		Pennymac Mortgage Investment Trust	778,158	0.1
11,671		Peoples Bancorp., Inc.	302,629	0.0
6,437		Peoples Financial Services Corp.	319,790	0.0
29,308		PHH Corp.	702,220	0.1
5,160	@	Phoenix Cos, Inc.	355,369	0.0
23,975		Physicians Realty Trust	397,985	0.0
24,286	@	Pico Holdings, Inc.	457,791	0.1
22,580		Pinnacle Financial Partners, Inc.	892,813	0.1
11,121		Piper Jaffray Cos.	646,019	0.1
12,868		Platinum Underwriters Holdings Ltd.	944,769	0.1
24,918		Potlatch Corp.	1,043,317	0.1
27,701	@	PRA Group, Inc.	1,604,719	0.2
28,127		Primerica, Inc.	1,526,171	0.2
31,734		PrivateBancorp, Inc.	1,059,916	0.1
34,920		Prosperity Bancshares, Inc.	1,933,171	0.2
38,970		Provident Financial Services, Inc.	703,798	0.1
10,890		PS Business Parks, Inc.	866,191	0.1
100,750		Radian Group, Inc.	1,684,540	0.2
68,826		RAIT Financial Trust	527,895	0.1
32,772		Ramco-Gershenson Properties	614,147	0.1
52,273		Redwood Trust, Inc.	1,029,778	0.1
20,115		Renasant Corp.	581,927	0.1
23,617	@	Republic First Bancorp, Inc.	88,564	0.0
103,226		Resource Capital Corp.	520,259	0.1
51,365		Retail Opportunity Investments	862,418	0.1
20,238		Rexford Industrial Realty, Inc.	317,939	0.0
24,980		RLI Corp.	1,234,012	0.1
65,681		RLJ Lodging Trust	2,202,284	0.2
22,240		Rouse Properties, Inc.	411,885	0.0
23,665		Ryman Hospitality Properties	1,248,092	0.1
15,760		S&T Bancorp, Inc.	469,806	0.1
29,900		Sabra Healthcare REIT, Inc.	908,063	0.1
18,093	@	Safeguard Scientifics, Inc.	358,603	0.0
9,020		Safety Insurance Group, Inc.	577,370	0.1
18,640		Sandy Spring Bancorp, Inc.	486,131	0.1
11,720		Select Income REIT	286,085	0.0
37,990		Selective Insurance Group	1,032,188	0.1
25,726		Silver Bay Realty Trust Corp.	426,023	0.0
11,510		Simmons First National Corp.	467,882	0.1
15,910		South State Corp.	1,067,243	0.1
20,586		Southside Bancshares, Inc.	595,141	0.1
16,979		Southwest Bancorp., Inc.	294,755	0.0
17,240		Sovran Self Storage, Inc.	1,503,673	0.2
14,799		Springleaf Holdings, Inc.	535,280	0.1
35,628	@	St. Joe Co.	655,199	0.1
31,050		STAG Industrial, Inc.	760,725	0.1
17,195		Starwood Waypoint Residential Trust	453,432	0.1
10,080		State Auto Financial Corp.	223,978	0.0
30,400		State Bank Financial Corp.	607,392	0.1
53,121		Sterling Bancorp/DE	763,880	0.1

See Accompanying Notes to Financial Statements

81

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

15,900		Stewart Information Services Corp.	588,936	0.1
35,892	@	Stifel Financial Corp.	1,831,210	0.2
10,540		Stock Yards Bancorp, Inc.	351,404	0.0
17,397		Store Capital Corp.	375,949	0.0
122,220	@	Strategic Hotel Capital, Inc.	1,616,971	0.2
51,755		Summit Hotel Properties, Inc.	643,832	0.1
27,117		Sun Communities, Inc.	1,639,494	0.2
101,888		Sunstone Hotel Investors, Inc.	1,682,171	0.2
113,225		Susquehanna Bancshares, Inc.	1,520,612	0.2
31,227	@	SWS Group, Inc.	215,779	0.0
36,459		Symetra Financial Corp.	840,380	0.1
8,290	@	Tejon Ranch Co.	244,223	0.0
27,719		Terreno Realty Corp.	571,843	0.1
5,779		Territorial Bancorp, Inc.	124,537	0.0
20,188		Texas Capital Bancshares, Inc.	1,096,814	0.1
41,386		The Geo Group, Inc.	1,670,339	0.2
15,009		Third Point Reinsurance Ltd.	217,480	0.0
11,732		Tompkins Financial Corp.	648,780	0.1
17,056		TowneBank	257,887	0.0
10,390		Trico Bancshares	256,633	0.0
50,250		Trustco Bank Corp.	364,815	0.0
43,128		Trustmark Corp.	1,058,361	0.1
23,310		UMB Financial Corp.	1,326,106	0.1
18,382		UMH Properties, Inc.	175,548	0.0
96,296		Umpqua Holdings Corp.	1,637,995	0.2
25,009		Union Bankshares Corp.	602,217	0.1
31,141		United Bankshares, Inc.	1,166,230	0.1
26,781		United Community Banks, Inc./GA	507,232	0.1
29,250		United Community Financial Corp.	157,073	0.0
46,571		United Financial Bancorp, Inc.	668,760	0.1
18,520		United Fire Group, Inc.	550,600	0.1
10,400		Universal Health Realty Income Trust	500,448	0.1
16,204		Universal Insurance Holdings, Inc.	331,372	0.0
14,960		Univest Corp. of Pennsylvania	302,790	0.0
14,040		Urstadt Biddle Properties, Inc.	307,195	0.0
103,981		Valley National Bancorp.	1,009,656	0.1
21,924		ViewPoint Financial Group	522,887	0.1
4,034		Virtus Investment Partners	687,757	0.1
23,971	@,L	Walter Investment Management Corp.	395,761	0.0
46,140		Washington Federal, Inc.	1,022,001	0.1
42,240		Washington Real Estate Investment Trust	1,168,358	0.1
11,810		Washington Trust Bancorp, Inc.	474,526	0.1
28,279		Waterstone Financial, Inc.	371,869	0.0
49,633		Webster Financial Corp.	1,614,561	0.2
16,970		WesBanco, Inc.	590,556	0.1
19,296		Westamerica Bancorp.	945,890	0.1
44,440		Western Alliance Bancorp.	1,235,432	0.1
17,344		Western Asset Mortgage Capital Corp.	254,957	0.0
6,296		Westwood Holdings Group, Inc.	389,219	0.0
20,725		Whitestone REIT	313,155	0.0
59,150		Wilshire Bancorp., Inc.	599,190	0.1
20,940		Wintrust Financial Corp.	979,154	0.1
60,572		WisdomTree Investments, Inc.	949,466	0.1
5,339	@,L	World Acceptance, Corp.	424,184	0.0
6,380		WSFS Financial Corp.	490,558	0.1
14,358	@	Yadkin Financial Corporation	282,135	0.0
			233,194,009	24.3

		Health Care: 14.5%
12,180		Abaxism, Inc.	692,189	0.1
22,866	@	Abiomed, Inc.	870,280	0.1
19,415		Acadia Healthcare Co., Inc.	1,188,392	0.1
43,109	L	Acadia Pharmaceuticals, Inc.	1,368,711	0.2
12,226	@,L	Accelerate Diagnostics, Inc.	234,617	0.0
8,951		Acceleron Pharma, Inc.	348,731	0.0
48,503	L	Accuray, Inc.	366,198	0.0
56,001		Achillion Pharmaceuticals, Inc.	686,012	0.1
26,160		Acorda Therapeutics, Inc.	1,069,159	0.1
18,253	L	Aegerion Pharmaceuticals, Inc.	382,218	0.0
6,347		Aerie Pharmaceuticals, Inc.	185,269	0.0
54,581	@	Affymetrix, Inc.	538,714	0.1
57,596	@	Agenus, Inc.	228,656	0.0
7,616	L	Agios Pharmaceuticals, Inc.	853,297	0.1
21,916	@	Air Methods Corp.	964,961	0.1
34,358	@	Akorn, Inc.	1,243,760	0.1
18,589	@	Albany Molecular Research, Inc.	302,629	0.0
13,157	@	AMAG Pharmaceuticals, Inc.	560,751	0.1
16,902	@	Amedisys, Inc.	496,074	0.1
32,510		AMN Healthcare Services, Inc.	637,196	0.1
28,004	@,L	Ampio Pharmaceuticals, Inc.	96,054	0.0
23,083	@	Amsurg Corp.	1,263,333	0.1
21,318		Anacor Pharmaceuticals, Inc.	687,505	0.1
7,800		Analogic Corp.	659,958	0.1
18,000		Angiodynamics, Inc.	342,180	0.0

See Accompanying Notes to Financial Statements

82

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

9,319		Anika Therapeutics, Inc.	379,656	0.0
93,600	@,L	Antares Pharma, Inc.	240,552	0.0
15,920		Aratana Therapeutics, Inc.	283,694	0.0
137,629	L	Arena Pharmaceuticals, Inc.	477,573	0.1
90,880	L	Ariad Pharmaceuticals, Inc.	624,346	0.1
77,330		Array Biopharma, Inc.	365,771	0.0
30,115	@,L	Arrowhead Research Corp.	222,249	0.0
25,448		AtriCure, Inc.	507,942	0.1
830		Atrion Corp.	282,208	0.0
29,009		Auxilium Pharmaceuticals, Inc.	997,474	0.1
96,224	@	AVANIR Pharmaceuticals, Inc.	1,630,997	0.2
44,615		BioScrip, Inc.	311,859	0.0
40,197	L	BioCryst Pharmaceuticals, Inc.	488,796	0.1
22,707		BioDelivery Sciences International, Inc.	272,938	0.0
68,543	L	Bio-Path Holdings, Inc.	182,324	0.0
13,276	@	Bio-Reference Labs, Inc.	426,558	0.1
10,864		Bluebird Bio, Inc.	996,446	0.1
23,461	@	Cambrex Corp.	507,227	0.1
17,352		Cantel Medical Corp.	750,648	0.1
21,680		Capital Senior Living Corp.	540,049	0.1
15,613	@	Cardiovascular Systems, Inc.	469,639	0.1
27,604		Catalent, Inc.	769,600	0.1
48,389	@	Celldex Therapeutics, Inc.	883,099	0.1
38,463		Cepheid, Inc.	2,082,387	0.2
68,989	L	Cerus Corp.	430,491	0.1
9,468		Chemed Corp.	1,000,484	0.1
15,904		Chimerix, Inc.	640,295	0.1
12,980		Clinical Data, Inc.	–	–
13,543	L	Clovis Oncology, Inc.	758,408	0.1
7,230		Computer Programs & Systems, Inc.	439,222	0.1
17,866		Conmed Corp.	803,255	0.1
7,800	@	Corvel Corp.	290,316	0.0
22,390		CryoLife, Inc.	253,679	0.0
114,959	@,L	CTI BioPharma Corp.	271,303	0.0
16,790		Cyberonics	934,867	0.1
20,237		Cynosure, Inc.	554,899	0.1
42,952	@,L	CytRx Corp.	117,688	0.0
35,279		Depomed, Inc.	568,345	0.1
39,709		DexCom, Inc.	2,185,980	0.2
80,333		Dyax Corp.	1,129,482	0.1
17,115	L	Dynavax Technologies Corp.	288,559	0.0
21,004		Emergent Biosolutions, Inc.	571,939	0.1
5,290		Enanta Pharmaceuticals, Inc.	268,996	0.0
23,200	L	Endocyte, Inc.	145,928	0.0
36,630		Endologix, Inc.	560,073	0.1
10,961		Ensign Group, Inc.	486,559	0.1
7,801	L	Epizyme, Inc.	147,205	0.0
47,453	@,L	Exact Sciences Corp.	1,302,110	0.1
10,008	@	Exactech, Inc.	235,889	0.0
21,953		ExamWorks Group, Inc.	913,025	0.1
114,667		Exelixis, Inc.	165,120	0.0
12,705		FivePrime Therapeutics, Inc.	343,035	0.0
19,530		Fluidigm Corp.	658,747	0.1
8,166	L	Foundation Medicine, Inc.	181,449	0.0
5,252		Furiex Pharmaceuticals, Inc. - CVR	51,312	0.0
13,649	@,L	Galectin Therapeutics, Inc.	47,362	0.0
103,585	@	Galena Biopharma, Inc.	156,413	0.0
22,809		GenMark Diagnostics, Inc.	310,430	0.0
9,840	L	Genomic Health, Inc.	314,585	0.0
22,783	@	Gentiva Health Services, Inc.	434,016	0.1
119,704	L	Geron Corp.	389,038	0.0
28,462		Globus Medical Inc	676,542	0.1
15,180		Greatbatch, Inc.	748,374	0.1
31,121	@	Haemonetics Corp.	1,164,548	0.1
60,782	@	Halozyme Therapeutics, Inc.	586,546	0.1
17,968	@	Hanger Orthopedic Group, Inc.	393,499	0.0
50,662		Healthsouth Corp.	1,948,461	0.2
13,424		HealthStream, Inc.	395,740	0.0
24,120	@	Healthways, Inc.	479,506	0.1
8,408		HeartWare International, Inc.	617,399	0.1
17,249		Heron Therapeutics, Inc.	173,525	0.0
50,018	@	HMS Holdings Corp.	1,057,381	0.1
41,925		Horizon Pharma PLC	540,413	0.1
8,542		Hyperion Therapeutics, Inc.	205,008	0.0
6,580	@	ICU Medical, Inc.	538,902	0.1
47,705	L	Immunogen, Inc.	291,000	0.0
61,662	@,L	Immunomedics, Inc.	295,978	0.0
39,931		Impax Laboratories, Inc.	1,265,014	0.1
33,630	@	Infinity Pharmaceuticals, Inc.	568,011	0.1
35,380	L	Inovio Pharmaceuticals, Inc.	324,788	0.0
28,243		Insulet Corp.	1,300,873	0.1
5,321		Insys Therapeutics, Inc.	224,333	0.0
12,830	@	Integra LifeSciences Holdings Corp.	695,771	0.1
12,331	L	Intra-Cellular Therapies, Inc.	217,642	0.0
18,800	L	Intrexon Corp.	517,564	0.1
19,460		Invacare Corp.	326,150	0.0
12,070		IPC The Hospitalist Co., Inc.	553,892	0.1
65,373		Ironwood Pharmaceuticals, Inc.	1,001,514	0.1
65,408		Isis Pharmaceuticals, Inc.	4,038,290	0.4
6,651	L	Karyopharm Therapeutics, Inc.	248,947	0.0
54,700	L	Keryx Biopharmaceuticals, Inc.	774,005	0.1
33,956		Kindred Healthcare, Inc.	617,320	0.1

See Accompanying Notes to Financial Statements

83

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

10,313	L	KYTHERA Biopharmaceuticals, Inc.	357,655	0.0
7,080		Landauer, Inc.	241,711	0.0
14,705	@	Lannett Co., Inc.	630,550	0.1
8,751		LDR Holding Corp.	286,858	0.0
139,200		Lexicon Genetics, Inc.	126,658	0.0
13,524	@	Ligand Pharmaceuticals, Inc.	719,612	0.1
24,304		Luminex Corp.	455,943	0.1
11,625		MacroGenics, Inc.	407,689	0.1
14,998		Magellan Health Services, Inc.	900,330	0.1
124,651	L	MannKind Corp.	650,055	0.1
27,185	@	Masimo Corp.	716,053	0.1
35,730		MedAssets, Inc.	706,025	0.1
32,142		Medicines Co.	889,369	0.1
29,050	@	Medidata Solutions, Inc.	1,387,137	0.2
28,590		Meridian Bioscience, Inc.	470,591	0.1
19,212	@	Merit Medical Systems, Inc.	332,944	0.0
62,658	L	Merrimack Pharmaceutical, Inc.	708,035	0.1
63,273	@,L	MiMedx Group Inc.	729,538	0.1
12,412	@	Molina Healthcare, Inc.	664,414	0.1
30,881		Momenta Pharmaceuticals, Inc.	371,807	0.0
7,885		MWI Veterinary Supply, Inc.	1,339,740	0.1
39,869	@	NanoViricides, Inc.	108,444	0.0
5,070		National Healthcare Corp.	318,599	0.0
21,918		Natus Medical, Inc.	789,925	0.1
112,043		Navidea Biopharmaceuticals, Inc.	211,761	0.0
68,822	@	Nektar Therapeutics	1,066,741	0.1
22,522	@	Neogen Corp.	1,116,866	0.1
45,254	L	Neuralstem, Inc.	123,091	0.0
40,383	@	Neurocrine Biosciences, Inc.	902,156	0.1
13,166	L	NewLink Genetics Corp.	523,348	0.1
27,646	@,L	Northwest Biotherapeutics, Inc.	147,906	0.0
143,350		Novavax, Inc.	850,066	0.1
59,298		NPS Pharmaceuticals, Inc.	2,121,089	0.2
25,036		NuVasive, Inc.	1,180,698	0.1
35,591		NxStage Medical, Inc.	638,147	0.1
21,600	L	Omeros Corp.	535,248	0.1
25,370		Omnicell, Inc.	840,254	0.1
8,652	L	OncoMed Pharmaceuticals, Inc.	188,268	0.0
61,046	@	Oncothyreon, Inc.	115,987	0.0
7,157		Ophthotech Corp.	321,135	0.0
113,794	L	Opko Health, Inc.	1,136,802	0.1
40,441	@	OraSure Technologies, Inc.	410,072	0.1
61,907	L	Orexigen Therapeutics, Inc.	375,156	0.0
36,578	@,L	Organovo Holdings, Inc.	265,191	0.0
10,580	@	Orthofix International NV	318,035	0.0
12,822	L	Osiris Therapeutics, Inc.	205,024	0.0
31,747		Owens & Minor, Inc.	1,114,637	0.1
51,607		Pacific Biosciences of California, Inc.	404,599	0.1
18,755		Pacira Pharmaceuticals, Inc./DE	1,662,818	0.2
32,617	@	Pain Therapeutics, Inc.	66,213	0.0
32,567	@	Parexel International Corp.	1,809,423	0.2
91,630	L	PDL BioPharma, Inc.	706,467	0.1
134,571	@,L	Peregrine Pharmaceuticals, Inc.	187,054	0.0
23,943	@	Pernix Therapeutics Holdings, Inc.	224,825	0.0
19,410		PharMerica Corp.	401,981	0.1
9,150		Phibro Animal Health Corp.	288,683	0.0
20,097		Portola Pharmaceuticals, Inc.	569,147	0.1
10,732		PRA Health Sciences, Inc.	259,929	0.0
45,141		Progenics Pharmaceuticals, Inc.	341,266	0.0
13,212		Prothena Corp. PLC	274,281	0.0
8,295		Providence Service Corp.	302,270	0.0
12,970		PTC Therapeutics, Inc.	671,457	0.1
12,900		Puma Biotechnology, Inc.	2,441,583	0.3
25,280		Quality Systems, Inc.	394,115	0.0
15,810		Quidel Corp.	457,225	0.1
26,711	@	RadNet, Inc.	228,112	0.0
42,769	@,L	Raptor Pharmaceutical Corp.	449,930	0.1
12,080		Receptos, Inc.	1,479,921	0.2
9,545	L	Relypsa, Inc.	293,986	0.0
15,968		Repligen Corp.	316,166	0.0
18,253	@,L	Repros Therapeutics, Inc.	181,982	0.0
15,292	@,L	Retrophin, Inc.	187,174	0.0
94,546	@	Rigel Pharmaceuticals, Inc.	214,619	0.0
24,337	L	Rockwell Medical Technologies, Inc.	250,184	0.0
60,380		RTI Biologics, Inc.	313,976	0.0
14,215		Sagent Pharmaceuticals, Inc.	356,939	0.0
46,313		Sangamo Biosciences, Inc.	704,421	0.1
22,534	@,L	Sarepta Therapeutics, Inc.	326,067	0.0
36,900	@	Sciclone Pharmaceuticals, Inc.	323,244	0.0
33,448		Select Medical Holdings Corp.	481,651	0.1
82,971	@,L	Sequenom, Inc.	306,993	0.0
23,433		Spectranetics Corp.	810,313	0.1
42,460	@,L	Spectrum Pharmaceuticals, Inc.	294,248	0.0
28,028	@,L	Staar Surgical Co.	255,335	0.0
30,781		Steris Corp.	1,996,148	0.2
38,357	@,L	Sunesis Pharmaceuticals, Inc.	97,810	0.0
20,308	L	Supernus Pharmaceuticals, Inc.	168,556	0.0

See Accompanying Notes to Financial Statements

84

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

11,186	@	SurModics, Inc.	247,211	0.0
11,737	@,L	Synageva BioPharma Corp.	1,089,076	0.1
61,742	L	Synergy Pharmaceuticals, Inc.	188,313	0.0
35,831		Team Health Holdings, Inc.	2,061,357	0.2
10,929	L	Tesaro, Inc.	406,450	0.1
16,889		Tetraphase Pharmaceuticals, Inc.	670,662	0.1
19,552	@,L	TG Therapeutics, Inc.	309,704	0.0
67,745	@,L	TherapeuticsMD, Inc.	301,465	0.0
12,422	@,L	Theravance Biopharma, Inc.	185,336	0.0
44,987	L	Theravance, Inc.	636,566	0.1
27,802	@	Thoratec Corp.	902,453	0.1
42,200	@	Threshold Pharmaceuticals, Inc.	134,196	0.0
15,948	@	Tornier NV	406,674	0.1
12,570		Triple-S Management Corp.	300,549	0.0
42,590		Trius Therapeutics, Inc. - CVR	–	–
81,911	L	Unilife Corp.	274,402	0.0
25,820		Universal American Corp./NY	239,610	0.0
23,897	L	Vanda Pharmaceuticals, Inc.	342,205	0.0
11,813		Vascular Solutions, Inc.	320,841	0.0
66,260	@,L	Vivus, Inc.	190,829	0.0
18,536		Vocera Communications, Inc.	193,145	0.0
33,090		Volcano Corp.	591,649	0.1
24,980		WellCare Health Plans, Inc.	2,049,859	0.2
40,980		West Pharmaceutical Services, Inc.	2,181,775	0.2
22,600		Wright Medical Group, Inc.	607,262	0.1
49,672		Xenoport, Inc.	435,623	0.1
53,900	@	XOMA Corp.	193,501	0.0
16,637		Zeltiq Aesthetics, Inc.	464,339	0.1
50,886	@,L	ZIOPHARM Oncology, Inc.	257,992	0.0
99,691		Zogenix, Inc.	136,577	0.0
			138,936,408	14.5

		Industrials: 14.0%
28,945		AAON, Inc.	648,079	0.1
23,620		AAR Corp.	656,164	0.1
33,395		ABM Industries, Inc.	956,767	0.1
28,744		Acacia Research - Acacia Technologies	486,923	0.1
74,560	@	ACCO Brands Corp.	671,786	0.1
14,169		Aceto Corp.	307,467	0.0
32,277		Actuant Corp.	879,225	0.1
19,434	@	Advisory Board Co.	951,877	0.1
28,790		Aegion Corp.	535,782	0.1
9,760		Aerovironment, Inc.	265,960	0.0
49,380		Air Transport Services Group, Inc.	422,693	0.0
37,246		Aircastle Ltd.	795,947	0.1
5,200		Alamo Group, Inc.	251,888	0.0
15,490		Albany International Corp.	588,465	0.1
6,759		Allegiant Travel Co.	1,016,080	0.1
17,130		Altra Holdings, Inc.	486,321	0.1
2,960	L	American Railcar Industries, Inc.	152,440	0.0
6,960		American Science & Engineering, Inc.	361,224	0.0
8,840	@	American Woodmark Corp.	357,490	0.0
18,700		Apogee Enterprises, Inc.	792,319	0.1
23,786		Applied Industrial Technologies, Inc.	1,084,404	0.1
16,173		ArcBest Corp.	749,942	0.1
10,747		Argan, Inc.	361,529	0.0
15,410		Astec Industries, Inc.	605,767	0.1
7,038	@	Astronics Corp.	389,272	0.0
14,337		Atlas Air Worldwide Holdings, Inc.	706,814	0.1
16,120		AZZ, Inc.	756,350	0.1
27,069		Barnes Group, Inc.	1,001,824	0.1
6,797		Barrett Business Services, Inc.	186,238	0.0
27,280	@	Beacon Roofing Supply, Inc.	758,384	0.1
21,768		Belden CDT, Inc.	1,715,536	0.2
32,450		Blount International, Inc.	570,146	0.1
30,270		Brady Corp.	827,582	0.1
27,270		Briggs & Stratton Corp.	556,853	0.1
29,147		Brink's Co.	711,478	0.1
22,467		Builders FirstSource, Inc.	154,348	0.0
11,800		CAI International, Inc.	273,760	0.0
292,618		Capstone Turbine Corp.	216,332	0.0
33,580	@	CBIZ, Inc.	287,445	0.0
13,670		Celadon Group, Inc.	310,172	0.0
17,720		Chart Industries, Inc.	606,024	0.1
10,346		CIRCOR International, Inc.	623,657	0.1
24,525	@	Civeo Corp.	100,798	0.0
26,590		Clarcor, Inc.	1,771,958	0.2
18,040		Columbus McKinnon Corp.	505,842	0.1
27,280		Comfort Systems USA, Inc.	467,034	0.1
19,556		Corporate Executive Board Co.	1,418,397	0.1
9,520		Cubic Corp.	501,133	0.1
25,473		Curtiss-Wright Corp.	1,798,139	0.2
27,681		Deluxe Corp.	1,723,142	0.2
40,930	@	DigitalGlobe, Inc.	1,267,602	0.1
21,304		Douglas Dynamics, Inc.	456,545	0.0
5,069	@	DXP Enterprises, Inc.	256,137	0.0
19,803	@	Dycom Industries, Inc.	694,887	0.1
14,560		Dynamic Materials Corp.	233,251	0.0
11,600		Echo Global Logistics, Inc.	338,720	0.0
21,197		Eclipse Resouces Corp	149,015	0.0
36,881		EMCOR Group, Inc.	1,640,836	0.2
13,610		Encore Wire Corp.	508,061	0.1
19,488		Enernoc, Inc.	301,090	0.0
25,542		EnerSys	1,576,452	0.2
12,271		Engility Holdings, Inc.	525,199	0.1
17,520		Ennis, Inc.	235,994	0.0
12,440		EnPro Industries, Inc.	780,734	0.1
15,700		ESCO Technologies, Inc.	579,330	0.1

See Accompanying Notes to Financial Statements

85

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

15,300	@	Esterline Technologies Corp.	1,678,104	0.2
6,193	L	ExOne Co/The	104,042	0.0
8,190		Exponent, Inc.	675,675	0.1
42,240		Federal Signal Corp.	652,186	0.1
18,770		Forward Air Corp.	945,445	0.1
30,164		Franklin Electric Co., Inc.	1,132,055	0.1
21,822	@	FTI Consulting, Inc.	842,984	0.1
139,140	@,L	FuelCell Energy, Inc.	214,276	0.0
26,921	@	Furmanite Corp.	210,522	0.0
10,950		G&K Services, Inc.	775,807	0.1
40,151	@,L	Gencorp, Inc.	734,763	0.1
34,886		Generac Holdings, Inc.	1,631,269	0.2
20,250		General Cable Corp.	301,725	0.0
24,989	@	Gibraltar Industries, Inc.	406,321	0.0
15,448		Global Power Equipment Group, Inc.	213,337	0.0
14,265		Gorman-Rupp Co.	458,192	0.0
70,557		GrafTech International Ltd.	357,018	0.0
7,726		Graham Corp.	222,277	0.0
18,976		Granite Construction, Inc.	721,468	0.1
41,440	@	Great Lakes Dredge & Dock Corp.	354,726	0.0
14,870	L	Greenbrier Cos., Inc.	798,965	0.1
21,230		Griffon Corp.	282,359	0.0
20,731		H&E Equipment Services, Inc.	582,334	0.1
36,429		Harsco Corp.	688,144	0.1
26,254		Hawaiian Holdings, Inc.	683,917	0.1
35,233		Healthcare Services Group	1,089,757	0.1
36,890		Heartland Express, Inc.	996,399	0.1
37,203		Heico Corp.	2,247,061	0.2
14,690		Heidrick & Struggles International, Inc.	338,604	0.0
31,432		Herman Miller, Inc.	925,044	0.1
28,900		Hillenbrand, Inc.	997,050	0.1
27,272		HNI, Corp.	1,392,508	0.1
11,853		Houston Wire & Cable Co.	141,643	0.0
22,747	@	HUB Group, Inc.	866,206	0.1
13,554		Huron Consulting Group, Inc.	926,958	0.1
5,379		Hyster-Yale Materials Handling, Inc.	393,743	0.0
3,750		Hyster-Yale Materials Handling, Inc. - B shares	274,500	0.0
13,357		ICF International, Inc.	547,370	0.1
32,624		Innerworkings, Inc.	254,141	0.0
13,880		Insperity, Inc.	470,393	0.1
15,921		Insteel Industries, Inc.	375,417	0.0
33,570		Interface, Inc.	552,898	0.1
130,975	@	JetBlue Airways Corp.	2,077,263	0.2
17,870		John Bean Technologies Corp.	587,208	0.1
8,640		Kadant, Inc.	368,842	0.0
15,500		Kaman Corp.	621,395	0.1
15,330		Kelly Services, Inc.	260,917	0.0
29,295	L	Keyw Holding Corp.	304,082	0.0
20,006		Kforce, Inc.	482,745	0.1
22,680		Kimball International, Inc.	206,842	0.0
32,001		Knight Transportation, Inc.	1,077,154	0.1
17,848	L	Knightsbridge Tankers Ltd.	80,851	0.0
31,040		Knoll, Inc.	657,117	0.1
27,230		Korn/Ferry International	783,135	0.1
45,001	@	Kratos Defense & Security Solutions, Inc.	225,905	0.0
9,169		LB Foster Co.	445,338	0.0
7,406	L	Lindsay Manufacturing Co.	634,990	0.1
14,100		Marten Transport Ltd.	308,226	0.0
13,858	@	Masonite International Corp.	851,713	0.1
31,615	@	Mastec, Inc.	714,815	0.1
21,153		Matson, Inc.	730,202	0.1
18,879		Matthews International Corp.	918,841	0.1
15,580		McGrath Rentcorp	558,699	0.1
54,473	@	Meritor, Inc.	825,266	0.1
9,095		Miller Industries, Inc.	189,085	0.0
23,730		Mobile Mini, Inc.	961,302	0.1
24,021	@	Moog, Inc.	1,778,275	0.2
15,920		MSA Safety, Inc.	845,193	0.1
28,615		Mueller Industries, Inc.	976,916	0.1
98,053		Mueller Water Products, Inc.	1,004,063	0.1
10,100		Multi-Color Corp.	559,742	0.1
16,990		MYR Group, Inc./Delaware	465,526	0.1
3,760	L	National Presto Industries, Inc.	218,230	0.0
32,770	@	Navigant Consulting, Inc.	503,675	0.1
42,187	@,L	Navios Maritime Holdings, Inc.	173,389	0.0
9,339	@	NCI Building Systems, Inc.	172,958	0.0
6,000		Nortek, Inc.	487,980	0.1
4,805		Northwest Pipe Co.	144,727	0.0
27,880	@	On Assignment, Inc.	925,337	0.1
36,631		Orbital Sciences Corp.	985,008	0.1
22,359		Orion Marine Group, Inc.	247,067	0.0
4,259		Park-Ohio Holdings Corp.	268,445	0.0
23,691		PGT, Inc.	228,144	0.0
98,190	@,L	Plug Power, Inc.	294,570	0.0
25,165		Polypore International, Inc.	1,184,013	0.1
7,301		Powell Industries, Inc.	358,260	0.0
17,527	@	PowerSecure International, Inc.	204,190	0.0
18,117		Primoris Services Corp.	421,039	0.0
11,384		Proto Labs, Inc.	764,549	0.1
16,978		Quad/Graphics, Inc.	389,815	0.0
23,080		Quality Distribution, Inc.	245,571	0.0
22,771		Quanex Building Products Corp.	427,639	0.0
20,465		Raven Industries, Inc.	511,625	0.1
13,000		RBC Bearings, Inc.	838,890	0.1
31,416		Republic Airways Holdings, Inc.	458,359	0.0
29,940		Resources Connection, Inc.	492,513	0.1
33,783		Rexnord Corp.	953,018	0.1

See Accompanying Notes to Financial Statements

86

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

15,000		Roadrunner Transportation Systems, Inc.	350,250	0.0
20,600		RPX Corp.	283,868	0.0
20,400	@	Rush Enterprises, Inc. - Class A	653,820	0.1
12,092	@	Saia, Inc.	669,413	0.1
79,941		Scorpio Bulkers Inc.	157,484	0.0
24,810		Simpson Manufacturing Co., Inc.	858,426	0.1
32,734		Skywest, Inc.	434,708	0.0
11,040	@	SP Plus Corp.	278,539	0.0
8,050		Standex International Corp.	621,943	0.1
37,977		Steelcase, Inc.	681,687	0.1
11,967		Sun Hydraulics Corp.	471,260	0.1
43,126		Swift Transportation Co.	1,234,697	0.1
15,174		TAL International Group, Inc.	661,131	0.1
30,497	@,L	Taser International, Inc.	807,561	0.1
12,204	@	Team, Inc.	493,774	0.1
18,617		Teledyne Technologies, Inc.	1,912,711	0.2
11,980		Tennant Co.	864,597	0.1
36,545		Tetra Tech, Inc.	975,752	0.1
9,409		Textainer Group Holdings Ltd.	322,917	0.0
17,256		Thermon Group Holdings, Inc.	417,423	0.0
29,635		Titan International, Inc.	315,020	0.0
14,540	L	Titan Machinery, Inc.	202,688	0.0
18,466		Trex Co., Inc.	786,282	0.1
22,953		Trimas Corp.	718,199	0.1
27,520	@	TrueBlue, Inc.	612,320	0.1
22,998	@	Tutor Perini Corp.	553,562	0.1
8,891		Twin Disc, Inc.	176,575	0.0
7,992		Unifirst Corp.	970,628	0.1
23,978		United Stationers, Inc.	1,010,912	0.1
11,469		Universal Forest Products, Inc.	610,151	0.1
14,110		US Ecology, Inc.	566,093	0.1
42,645		UTI Worldwide, Inc.	514,725	0.1
17,360		Viad Corp.	462,818	0.0
8,437		Virgin America, Inc.	364,900	0.0
4,454		VSE Corp.	293,519	0.0
43,200	@	Wabash National Corp.	533,952	0.1
18,499		WageWorks, Inc.	1,194,480	0.1
12,168		Watsco, Inc.	1,301,976	0.1
15,374		Watts Water Technologies, Inc.	975,327	0.1
20,879		Werner Enterprises, Inc.	650,381	0.1
20,633		Wesco Aircraft Holdings, Inc.	288,449	0.0
13,299		West Corp.	438,867	0.0
34,831		Woodward Governor Co.	1,714,730	0.2
27,878	@,L	XPO Logistics, Inc.	1,139,653	0.1
18,733	@,L	YRC Worldwide, Inc.	421,305	0.0
			133,696,785	14.0

		Information Technology: 17.5%
64,208		ACI Worldwide, Inc.	1,295,075	0.1
44,230	@	Actuate Corp.	291,918	0.0
44,800	@	Acxiom Corp.	908,096	0.1
34,081		Adtran, Inc.	742,966	0.1
21,387		Advanced Energy Industries, Inc.	506,872	0.1
23,323		Advent Software, Inc.	714,617	0.1
14,667	@	Agilysys, Inc.	184,658	0.0
15,546	L	Ambarella Inc	788,493	0.1
25,970		American Software, Inc.	236,587	0.0
31,120		Amkor Technology, Inc.	220,952	0.0
28,307	L	Angie's List, Inc.	176,353	0.0
12,552		Anixter International, Inc.	1,110,350	0.1
54,085	@	Applied Micro Circuits Corp.	352,634	0.0
9,348	L	Applied Optoelectronics, Inc.	104,885	0.0
57,550		Aruba Networks, Inc.	1,046,259	0.1
50,695	@	Aspen Technology, Inc.	1,775,339	0.2
18,190	@	AVG Technologies	359,071	0.0
9,820		Badger Meter, Inc.	582,817	0.1
35,782		Bankrate, Inc.	444,770	0.1
33,605	L	Bazaarvoice, Inc.	270,184	0.0
25,065	@	Benchmark Electronics, Inc.	637,654	0.1
10,080		Black Box Corp.	240,912	0.0
28,960		Blackbaud, Inc.	1,252,810	0.1
27,995	L	Blackhawk Network Holdings, Inc.	1,086,206	0.1
23,434	@	Blucora, Inc.	324,561	0.0
20,464		Bottomline Technologies, Inc.	517,330	0.1
27,477		Brightcove, Inc.	213,771	0.0
18,000		BroadSoft, Inc.	522,360	0.1
38,480		Brooks Automation, Inc.	490,620	0.1
14,647	@	Cabot Microelectronics Corp.	693,096	0.1
11,171	@	CACI International, Inc.	962,717	0.1
22,980	@	CalAmp Corp.	420,534	0.0
26,837		Calix, Inc.	268,907	0.0
31,725		Callidus Software, Inc.	518,069	0.1
25,828		Cardtronics, Inc.	996,444	0.1
8,629		Cass Information Systems, Inc.	459,494	0.1
29,960		Cavium, Inc.	1,852,127	0.2
16,930		Ceva, Inc.	307,110	0.0
13,707	L	ChannelAdvisor Corp.	295,797	0.0
30,090	@	Checkpoint Systems, Inc.	413,136	0.0
43,791	L	Chegg, Inc.	302,596	0.0
81,311	@	Ciber, Inc.	288,654	0.0
56,606	@	Ciena Corp.	1,098,722	0.1
17,727	@	Cimpress NV	1,326,689	0.1
61,345		Cinedigm Corp.	99,379	0.0
33,064	@	Cirrus Logic, Inc.	779,319	0.1
46,812	@	Cognex Corp.	1,934,740	0.2
13,437	@	Coherent, Inc.	815,895	0.1
15,820		Cohu, Inc.	188,258	0.0
25,629		Commvault Systems, Inc.	1,324,763	0.1
21,602		comScore, Inc.	1,002,981	0.1
13,432		Comtech Telecommunications	423,377	0.0
16,137		Comverse, Inc.	303,053	0.0
20,309		Constant Contact, Inc.	745,340	0.1
51,015		Convergys Corp.	1,039,176	0.1
29,206		Cornerstone OnDemand, Inc.	1,028,051	0.1
13,829		Covisint Corp.	36,647	0.0
24,000	@	Cray, Inc.	827,520	0.1

See Accompanying Notes to Financial Statements

87

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

17,497		CSG Systems International	438,650	0.1
22,100		CTS Corp.	394,043	0.0
18,122	@	CUI Global, Inc.	135,009	0.0
9,718		Cvent, Inc.	270,549	0.0
73,072		Cypress Semiconductor Corp.	1,043,468	0.1
31,010		Daktronics, Inc.	387,935	0.0
27,040		DealerTrack Holdings, Inc.	1,198,142	0.1
16,397		Demandware, Inc.	943,483	0.1
23,166		Digital River, Inc.	572,895	0.1
23,410	@	Diodes, Inc.	645,414	0.1
42,639		Dot Hill Systems Corp.	188,464	0.0
20,431	@	DSP Group, Inc.	222,085	0.0
13,563		DTS, Inc.	417,062	0.0
16,236		E2open, Inc.	156,028	0.0
78,982		EarthLink Holdings Corp.	346,731	0.0
17,250	L	Ebix, Inc.	293,078	0.0
15,380		Electro Rent Corp.	215,935	0.0
23,840		Electro Scientific Industries, Inc.	184,998	0.0
24,763	@	Electronics for Imaging	1,060,599	0.1
17,625		Ellie Mae, Inc.	710,640	0.1
54,790	@	Emulex Corp.	310,659	0.0
84,510		Entegris, Inc.	1,116,377	0.1
70,910		Entropic Communications, Inc.	179,402	0.0
17,035		EPAM Systems, Inc.	813,421	0.1
23,250		EPIQ Systems, Inc.	397,110	0.0
4,031	@	ePlus, Inc.	305,106	0.0
28,672		Euronet Worldwide, Inc.	1,574,093	0.2
26,669		EVERTEC, Inc.	590,185	0.1
19,590	@	Exar Corp.	199,818	0.0
17,866		ExlService Holdings, Inc.	512,933	0.1
63,530	@	Extreme Networks, Inc.	224,261	0.0
20,600	@	Fabrinet	365,444	0.0
17,378		Fair Isaac Corp.	1,256,429	0.1
54,436		Fairchild Semiconductor International, Inc.	918,880	0.1
10,797		Faro Technologies, Inc.	676,756	0.1
21,143		FEI Co.	1,910,270	0.2
55,138	@	Finisar Corp.	1,070,229	0.1
21,225	@	FleetMatics Group PLC	753,275	0.1
44,403		Formfactor, Inc.	381,866	0.0
9,870		Forrester Research, Inc.	388,483	0.0
15,014		Gigamon, Inc.	266,198	0.0
52,204		Global Cash Access, Inc.	373,259	0.0
24,596	L	Global Eagle Entertainment, Inc.	334,752	0.0
57,578	L	Glu Mobile, Inc.	224,554	0.0
32,244	L	Gogo, Inc.	532,993	0.1
29,400	@	GSI Group, Inc.	432,768	0.1
32,806		Guidewire Software, Inc.	1,660,968	0.2
58,970	@	Harmonic, Inc.	413,380	0.0
20,351		Heartland Payment Systems, Inc.	1,097,936	0.1
18,818	@	iGate Corp.	742,935	0.1
33,420	@	II-VI, Inc.	456,183	0.1
27,334		Immersion Corp.	258,853	0.0
12,880		Imperva, Inc.	636,658	0.1
65,091		Infinera Corp.	958,140	0.1
29,970		Infoblox, Inc.	605,694	0.1
30,323		Information Services Group, Inc.	127,963	0.0
23,200		Inphi Corp.	428,736	0.1
23,627	@	Insight Enterprises, Inc.	611,703	0.1
71,355	@	Integrated Device Technology, Inc.	1,398,558	0.2
22,400		Integrated Silicon Solution, Inc.	371,168	0.0
9,400		Interactive Intelligence Group	450,260	0.1
21,389		InterDigital, Inc.	1,131,478	0.1
45,570	@	Internap Network Services Corp.	362,737	0.0
31,770	@	International Rectifier Corp.	1,267,623	0.1
60,719		Intersil Corp.	878,604	0.1
30,900		IntraLinks Holdings, Inc.	367,710	0.0
35,348	L	InvenSense, Inc.	574,759	0.1
18,031		Itron, Inc.	762,531	0.1
31,928		Ixia	359,190	0.0
15,870		IXYS Corp.	199,962	0.0
25,020		j2 Global, Inc.	1,551,240	0.2
30,833	L	Jive Software, Inc.	185,923	0.0
17,010		Kimball Electronics, Inc.	204,460	0.0
37,481		Kofax Ltd.	263,491	0.0
48,759	@	Kopin Corp.	176,508	0.0
77,472	@	Lattice Semiconductor Corp.	533,782	0.1
65,570		Lionbridge Technologies	377,028	0.0
17,412		Liquidity Services, Inc.	142,256	0.0
10,707		Littelfuse, Inc.	1,035,046	0.1
39,896		LivePerson, Inc.	562,534	0.1
14,883		LogMeIn, Inc.	734,327	0.1
6,340	@	Loral Space & Communications, Inc.	499,021	0.1
43,283		Manhattan Associates, Inc.	1,762,484	0.2
17,310		Mantech International Corp.	523,281	0.1
20,566		Marchex, Inc.	94,398	0.0
22,658	L	Marin Software, Inc.	191,687	0.0
15,688		Marketo, Inc.	513,311	0.1
37,600		MAXIMUS, Inc.	2,061,984	0.2
17,094	@	Maxwell Technologies, Inc.	155,897	0.0
52,900		Mentor Graphics Corp.	1,159,568	0.1
32,533	@	Mercury Computer Systems, Inc.	452,859	0.1
19,665		Methode Electronics, Inc.	717,969	0.1
35,340		Micrel, Inc.	512,783	0.1
49,817	@	Microsemi Corp.	1,413,806	0.2
5,270	@	MicroStrategy, Inc.	855,848	0.1
49,000	L	Millennial Media, Inc.	78,400	0.0
29,629		MKS Instruments, Inc.	1,084,421	0.1
17,712		Model N, Inc.	188,101	0.0
12,316	@	MoneyGram International, Inc.	111,952	0.0
21,310		Monolithic Power Systems, Inc.	1,059,959	0.1
23,270		Monotype Imaging Holdings, Inc.	670,874	0.1

See Accompanying Notes to Financial Statements

88

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

73,099	@	Monster Worldwide, Inc.	337,717	0.0
9,963		MTS Systems Corp.	747,524	0.1
19,158		Netgear, Inc.	681,642	0.1
21,540		Netscout Systems, Inc.	787,072	0.1
28,025	L	NeuStar, Inc.	779,095	0.1
25,170	@	Newport Corp.	480,999	0.1
38,160		NIC, Inc.	686,498	0.1
13,974	@	Numerex Corp.	154,552	0.0
4,200	@	NVE Corp.	297,318	0.0
33,071	@	Omnivision Technologies, Inc.	859,846	0.1
10,222		OSI Systems, Inc.	723,411	0.1
11,510		Park Electrochemical Corp.	286,944	0.0
24,992		PDF Solutions, Inc.	371,381	0.0
25,600		Pegasystems, Inc.	531,712	0.1
28,927		Perficient, Inc.	538,910	0.1
23,289	@	Pericom Semiconductor Corp.	315,333	0.0
48,640	@	Photronics, Inc.	404,198	0.0
21,326		Plantronics, Inc.	1,130,705	0.1
16,925	@	Plexus Corp.	697,479	0.1
76,005	@	PMC - Sierra, Inc.	696,206	0.1
62,963	@	Polycom, Inc.	850,001	0.1
14,810		Power Integrations, Inc.	766,269	0.1
32,862	@	Progress Software Corp.	887,931	0.1
20,728		Proofpoint, Inc.	999,711	0.1
13,911		PROS Holdings, Inc.	382,274	0.0
49,653		Qlik Technologies, Inc.	1,533,781	0.2
46,200	@	QLogic Corp.	615,384	0.1
12,714		Qualys, Inc.	479,954	0.1
190,303		Quantum Corp.	334,933	0.0
44,964	L	QuickLogic Corp.	141,187	0.0
33,255		QuinStreet, Inc.	201,858	0.0
20,378		Rally Software Development Corp.	231,698	0.0
73,900	@	Rambus, Inc.	819,551	0.1
30,375		RealD, Inc.	358,425	0.0
26,301		RealPage, Inc.	577,570	0.1
154,492	@,L	RF Micro Devices, Inc.	2,563,022	0.3
9,973	L	Rocket Fuel, Inc.	160,765	0.0
17,170	@	Rofin-Sinar Technologies, Inc.	493,981	0.1
10,192	@	Rogers Corp.	830,037	0.1
22,430	L	Rubicon Technology, Inc.	102,505	0.0
36,806		Ruckus Wireless, Inc.	442,408	0.1
17,030		Rudolph Technologies, Inc.	174,217	0.0
40,594	@	Sanmina Corp.	955,177	0.1
61,300	@	Sapient Corp.	1,525,144	0.2
15,730	@	Scansource, Inc.	631,717	0.1
20,935		Science Applications International Corp.	1,036,911	0.1
17,764		SciQuest, Inc.	256,690	0.0
21,000	@	Seachange Intl., Inc.	133,980	0.0
36,684	@	Semtech Corp.	1,011,378	0.1
49,688		ServiceSource International, Inc.	232,540	0.0
54,418		ShoreTel, Inc.	399,972	0.0
30,903		Silicon Graphics International Corp.	351,676	0.0
52,550	@	Silicon Image, Inc.	290,076	0.0
19,436		Silicon Laboratories, Inc.	925,542	0.1
21,659	L	Silver Spring Networks, Inc.	182,585	0.0
136,789	@	Sonus Networks, Inc.	543,052	0.1
27,325		Spansion, Inc.	935,062	0.1
8,755		SPS Commerce, Inc.	495,796	0.1
32,907		SS&C Technologies Holdings, Inc.	1,924,730	0.2
10,598	@	Stamps.com, Inc.	508,598	0.1
19,243		Super Micro Computer, Inc.	671,196	0.1
24,526	@	SYKES Enterprises, Inc.	575,625	0.1
18,806	@	Synaptics, Inc.	1,294,605	0.1
16,370		Synchronoss Technologies, Inc.	685,248	0.1
12,574		SYNNEX Corp.	982,784	0.1
17,500	@	Syntel, Inc.	787,150	0.1
46,581	@	Take-Two Interactive Software, Inc.	1,305,665	0.1
21,033		Tangoe, Inc.	274,060	0.0
15,216		TeleTech Holdings, Inc.	360,315	0.0
29,960		Tessera Technologies, Inc.	1,071,370	0.1
12,689	L	Textura Corp.	361,256	0.0
62,357		Tivo, Inc.	738,307	0.1
90,805	@	Triquint Semiconductor, Inc.	2,501,678	0.3
20,375	L	Trulia, Inc.	937,861	0.1
46,680		TTM Technologies, Inc.	351,500	0.0
18,979	@	Tyler Technologies, Inc.	2,077,062	0.2
16,078	L	Ubiquiti Networks, Inc.	476,552	0.1
16,523		Ultimate Software Group, Inc.	2,425,824	0.3
17,710	@	Ultratech, Inc.	328,698	0.0
26,814	@	Unisys Corp.	790,477	0.1
22,855	@,L	Universal Display Corp.	634,226	0.1
105,483	@	Unwired Planet Inc.	105,483	0.0
5,564	L	Vasco Data Security Intl.	156,960	0.0
22,345		Veeco Instruments, Inc.	779,394	0.1
29,517		Verint Systems, Inc.	1,720,251	0.2
22,320	@	Viasat, Inc.	1,406,830	0.2
50,331		Violin Memory, Inc.	241,086	0.0
26,200	@,L	VirnetX Holding Corp.	143,838	0.0
18,400		Virtusa Corp.	766,728	0.1
13,226		Vishay Precision Group, Inc.	226,958	0.0
66,385	L	Vringo, Inc.	36,518	0.0
24,100		Web.com Group, Inc.	457,659	0.1
21,964		WebMD Health Corp.	868,676	0.1
21,012		WEX, Inc.	2,078,507	0.2
39,700	@	Xcerra Corp.	363,652	0.0
23,992		XO Group, Inc.	436,894	0.1
18,243	L	Xoom Corp.	319,435	0.0
51,605	@	Zix Corp.	185,778	0.0
			167,808,103	17.5

		Materials: 4.6%
18,667		A Schulman, Inc.	756,574	0.1
17,594		Advanced Emissions Solutions, Inc.	400,967	0.0
2,912	@	AEP Industries, Inc.	169,333	0.0
86,756	@,L	AK Steel Holding Corp.	515,331	0.1
94,999	L	Allied Nevada Gold Corp.	82,649	0.0
18,280		American Vanguard Corp.	212,414	0.0

See Accompanying Notes to Financial Statements

89

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

35,983		Axiall Corp.	1,528,198	0.2
15,215		Balchem Corp.	1,013,928	0.1
40,988		Berry Plastics Group, Inc.	1,293,171	0.1
13,913		Boise Cascade Co.	516,868	0.1
38,480	@	Calgon Carbon Corp.	799,614	0.1
29,481	@	Century Aluminum Co.	719,336	0.1
48,577		Chemtura Corp.	1,201,309	0.1
12,628	@	Clearwater Paper Corp.	865,649	0.1
73,787	@,L	Coeur d'Alene Mines Corp.	377,052	0.0
52,649		Commercial Metals Co.	857,652	0.1
7,544		Deltic Timber Corp.	516,010	0.1
46,339	@	Ferro Corp.	600,553	0.1
33,404	@	Flotek Industries, Inc.	625,657	0.1
40,457		Globe Specialty Metals, Inc.	697,074	0.1
38,243		Gold Resource Corp.	129,261	0.0
159,893		Graphic Packaging Holding Co.	2,177,743	0.2
6,410		Hawkins, Inc.	277,745	0.0
8,240		Haynes International, Inc.	399,640	0.0
26,673		HB Fuller Co.	1,187,749	0.1
45,154	@	Headwaters, Inc.	676,858	0.1
220,047		Hecla Mining Co.	613,931	0.1
32,120		Horsehead Holding Corp.	508,460	0.1
12,450		Innophos Holdings, Inc.	727,702	0.1
11,400		Innospec, Inc.	486,780	0.1
30,635	@,L	Intrepid Potash, Inc.	425,214	0.0
8,277		Kaiser Aluminum Corp.	591,226	0.1
45,993		KapStone Paper and Packaging Corp.	1,348,055	0.1
12,030		Koppers Holdings, Inc.	312,539	0.0
21,400		Kraton Performance Polymers, Inc.	444,906	0.1
28,866		Landec Corp.	398,639	0.0
73,592	@	Louisiana-Pacific Corp.	1,218,684	0.1
11,370	@	LSB Industries, Inc.	357,473	0.0
11,974		Materion Corp.	421,844	0.0
19,794		Minerals Technologies, Inc.	1,374,693	0.1
106,145	L	Molycorp, Inc.	93,471	0.0
19,190		Myers Industries, Inc.	337,744	0.0
10,995		Neenah Paper, Inc.	662,669	0.1
36,268		Olin Corp.	825,822	0.1
19,800		OM Group, Inc.	590,040	0.1
43,420	@	Omnova Solutions, Inc.	353,439	0.0
21,710		PH Glatfelter Co.	555,125	0.1
50,324		PolyOne Corp.	1,907,783	0.2
6,735		Quaker Chemical Corp.	619,889	0.1
41,726		Resolute Forest Products	734,795	0.1
19,780	@	RTI International Metals, Inc.	499,643	0.1
18,008		Schnitzer Steel Industries, Inc.	406,260	0.0
17,322		Schweitzer-Mauduit International, Inc.	732,721	0.1
30,358	L	Senomyx, Inc.	182,452	0.0
24,694		Sensient Technologies Corp.	1,490,036	0.2
9,180		Stepan Co.	367,934	0.0
65,985	@	Stillwater Mining Co	972,619	0.1
43,300		SunCoke Energy, Inc.	837,422	0.1
18,710		Tredegar Corp.	420,788	0.0
29,247		Tronox Ltd. - CL A	698,418	0.1
12,459		US Concrete Inc.	354,459	0.0
27,452		US Silica Holdings, Inc.	705,242	0.1
43,879		Walter Industries, Inc.	60,553	0.0
37,119		Wausau Paper Corp.	422,043	0.0
28,689		Worthington Industries	863,252	0.1
14,460		Zep, Inc.	219,069	0.0
			43,742,169	4.6

		Telecommunication Services: 0.9%
62,141		8x8, Inc.	569,212	0.1
5,350		Atlantic Tele-Network, Inc.	361,607	0.0
145,040	@	Cincinnati Bell, Inc.	462,678	0.1
25,955		Cogent Communications Group, Inc.	918,548	0.1
24,137	L	Consolidated Communications Holdings, Inc.	671,733	0.1
16,116	L	Fairpoint Communications, Inc.	229,008	0.0
30,820		General Communication, Inc.	423,775	0.1
156,111	L	Globalstar, Inc.	429,305	0.1
42,970	@	inContact, Inc.	377,706	0.0
16,895		Inteliquent, Inc.	331,649	0.0
12,181	@	Intelsat SA	211,462	0.0
46,600		Iridium Communications, Inc.	454,350	0.1
40,289		Leap Wireless International, Inc. - CVR	106,766	0.0
16,131		Lumos Networks Corp.	271,323	0.0
16,372	@,L	magicJack VocalTec Ltd.	132,941	0.0
112,006		Pendrell Corp.	154,568	0.0
35,370	@	Premier Global Services, Inc.	375,629	0.0
8,426		Reis, Inc.	220,508	0.0
8,604		RingCentral, Inc.	128,372	0.0
19,757		Shenandoah Telecom Co.	617,406	0.1
20,630		Spok Holdings, Inc.	358,137	0.0
110,403		Vonage Holdings Corp.	420,635	0.1
			8,227,318	0.9

		Utilities: 3.5%
16,147		Abengoa Yield PLC	441,136	0.0
20,480		Allete, Inc.	1,129,267	0.1
22,700		American States Water Co.	854,882	0.1
102,927	L	Atlantic Power Corp.	278,932	0.0
34,810		Avista Corp.	1,230,533	0.1
24,722		Black Hills Corp.	1,311,255	0.1
25,280		California Water Service Group	622,141	0.1
5,820		Chesapeake Utilities Corp.	289,021	0.0
32,008		Cleco Corp.	1,745,716	0.2
65,765		Dynegy, Inc.	1,995,968	0.2
27,800		El Paso Electric Co.	1,113,668	0.1
26,590		Empire District Electric Co.	790,787	0.1
28,059		Idacorp, Inc.	1,857,225	0.2
22,399		Laclede Group, Inc.	1,191,627	0.1
21,690		MGE Energy, Inc.	989,281	0.1

See Accompanying Notes to Financial Statements

90

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

25,298	New Jersey Resources Corp.	1,548,238	0.2
18,570	Northwest Natural Gas Co.	926,643	0.1
25,824	NorthWestern Corp.	1,461,122	0.2
10,260	NRG Yield, Inc.	483,656	0.1
22,746	ONE Gas, Inc.	937,590	0.1
6,496	Ormat Technologies, Inc.	176,561	0.0
20,700	Otter Tail Corp.	640,872	0.1
16,286	Pattern Energy Group, Inc.	401,613	0.0
45,008	Piedmont Natural Gas Co.	1,773,765	0.2
49,945	PNM Resources, Inc.	1,479,870	0.2
40,383	Portland General Electric Co.	1,527,689	0.2
9,130	SJW Corp.	293,256	0.0
19,750	South Jersey Industries, Inc.	1,163,868	0.1
26,676	Southwest Gas Corp.	1,648,844	0.2
10,140	TerraForm Power, Inc.	313,123	0.0
28,870	UIL Holdings Corp.	1,257,000	0.1
6,300	Unitil Corp.	231,021	0.0
30,257	WGL Holdings, Inc.	1,652,637	0.2
		33,758,807	3.5

	Total Common Stock
	(Cost $600,923,953)	953,735,604	99.6

WARRANTS: 0.0%
	Energy: 0.0%
11,987	@ Magnum Hunter Resources Corp.	4,647	0.0

	Total Warrants
	(Cost $–)	4,647	0.0

	Total Long-Term Investments
	(Cost $600,923,953)	953,740,251	99.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 6.1%
	Securities Lending Collateralcc: 5.6%
13,079,660	Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $13,079,725, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $13,341,253, due 01/01/15-09/01/49)	13,079,660	1.4
949,501	Citigroup, Inc., Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $949,505, collateralized by various U.S. Government and U.S. Government Agency Obligations, 1.375%-8.000%, Market Value plus accrued interest $968,491, due 12/15/17-07/15/51)	949,501	0.1
13,079,660	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $13,079,768, collateralized by various U.S. Government Securities, 0.625%-3.125%, Market Value plus accrued interest $13,341,254, due 09/30/17-02/15/42)	13,079,660	1.4
2,753,936	Nomura Securities, Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $2,753,948, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $2,809,015, due 01/07/15-10/20/64)	2,753,936	0.3
11,000,000	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $11,000,054, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.375%-7.250%, Market Value plus accrued interest $11,220,001, due 11/15/15-07/15/56)	11,000,000	1.1

See Accompanying Notes to Financial Statements

91

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

13,079,197	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $13,079,305, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $13,342,092, due 04/15/16-02/15/42)	13,079,197	1.3
		53,941,954	5.6

Shares		Value	Percentage of Net Assets
		Mutual Funds: 0.5%
4,771,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $4,771,000)	4,771,000	0.5

	Total Short-Term Investments
	(Cost $58,712,954)	58,712,954	6.1

	Total Investments in Securities (Cost $659,636,907)	$1,012,453,205	105.7
	Liabilities in Excess of Other Assets	(54,425,493)	(5.7)
	Net Assets	$958,027,712	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2014.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2014.

Cost for federal income tax purposes is $661,239,667.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$404,689,353
Gross Unrealized Depreciation	(53,475,815)

Net Unrealized Appreciation	$351,213,538

See Accompanying Notes to Financial Statements

92

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 25.4%
	Basic Materials: 1.7%
1,000,000	Agrium, Inc., 3.150%, 10/01/22	977,829	0.0
1,000,000	Agrium, Inc., 3.500%, 06/01/23	987,861	0.0
1,000,000	Agrium, Inc., 6.750%, 01/15/19	1,153,116	0.0
750,000	Air Products & Chemicals, Inc., 1.200%, 10/15/17	742,977	0.0
500,000	Airgas, Inc., 2.900%, 11/15/22	494,878	0.0
3,200,000	AngloGold Ashanti Ltd., 5.375%, 04/15/20	3,081,059	0.1
1,300,000	Barrick Australian Finance Pty Ltd., 5.950%, 10/15/39	1,249,369	0.1
3,700,000	BHP Billiton Finance USA Ltd., 3.250%, 11/21/21	3,827,106	0.1
500,000	Cabot Corp., 2.550%, 01/15/18	504,027	0.0
800,000	Cabot Corp., 3.700%, 07/15/22	815,873	0.0
500,000	CF Industries, Inc., 3.450%, 06/01/23	489,655	0.0
400,000	CF Industries, Inc., 5.150%, 03/15/34	419,687	0.0
1,500,000	CF Industries, Inc., 7.125%, 05/01/20	1,789,071	0.1
3,282,000	Dow Chemical Co., 8.550%, 05/15/19	4,084,167	0.1
500,000	Dow Chemical Co/The, 4.250%, 10/01/34	492,697	0.0
500,000	Dow Chemical Co/The, 4.625%, 10/01/44	508,384	0.0
1,000,000	Eastman Chemical Co., 4.500%, 01/15/21	1,068,521	0.0
400,000	Eastman Chemical Co., 4.650%, 10/15/44	410,968	0.0
500,000	Ecolab, Inc., 1.000%, 08/09/15	501,424	0.0
725,000	Ecolab, Inc., 4.350%, 12/08/21	791,140	0.0
2,279,000	EI Du Pont de Nemours & Co., 6.000%, 07/15/18	2,597,513	0.1
525,000	Freeport-McMoRan Copper & Gold, Inc., 2.375%, 03/15/18	519,624	0.0
750,000	Freeport-McMoRan Copper & Gold, Inc., 3.100%, 03/15/20	730,415	0.0
500,000	Freeport-McMoRan Copper & Gold, Inc., 3.550%, 03/01/22	472,996	0.0
500,000	Freeport-McMoRan Copper & Gold, Inc., 5.450%, 03/15/43	474,438	0.0
250,000	Freeport-McMoRan, Inc., 2.300%, 11/14/17	250,491	0.0
200,000	Freeport-McMoRan, Inc., 4.000%, 11/14/21	198,455	0.0

200,000		Freeport-McMoRan, Inc., 5.400%, 11/14/34	195,566	0.0
250,000		Goldcorp, Inc., 3.625%, 06/09/21	250,759	0.0
400,000		International Paper Co., 3.650%, 06/15/24	400,506	0.0
500,000		LYB International Finance BV, 4.000%, 07/15/23	512,391	0.0
250,000		Monsanto Co., 2.125%, 07/15/19	249,344	0.0
1,000,000		Monsanto Co., 2.200%, 07/15/22	947,838	0.0
400,000		Monsanto Co., 2.750%, 07/15/21	399,314	0.0
1,000,000		Monsanto Co., 3.600%, 07/15/42	914,771	0.0
250,000		Monsanto Co., 4.200%, 07/15/34	261,359	0.0
250,000		Mosaic Co., 5.450%, 11/15/33	283,716	0.0
1,500,000		Newmont Mining Corp., 3.500%, 03/15/22	1,410,944	0.1
2,000,000		Potash Corp. of Saskatchewan, Inc., 5.625%, 12/01/40	2,478,092	0.1
1,000,000		Praxair, Inc., 2.200%, 08/15/22	959,870	0.0
4,365,000		Rio Tinto Finance USA Ltd., 6.500%, 07/15/18	5,001,264	0.1
500,000		Rio Tinto Finance USA PLC, 1.375%, 06/17/16	502,497	0.0
490,000		Rio Tinto Finance USA PLC, 1.625%, 08/21/17	490,145	0.0
250,000		Rio Tinto Finance USA PLC, 2.250%, 12/14/18	250,739	0.0
1,539,000		RPM International, Inc., 3.450%, 11/15/22	1,518,207	0.1
600,000		Sherwin-Williams Co., 1.350%, 12/15/17	596,335	0.0
5,000,000		Southern Copper Corp., 5.375%, 04/16/20	5,470,200	0.2
350,000		Southern Copper Corp., 6.750%, 04/16/40	370,650	0.0
3,000,000		Teck Resources Ltd., 4.750%, 01/15/22	2,928,441	0.1
3,350,000		Teck Resources Ltd, 2.500%, 02/01/18	3,252,207	0.1
1,220,000		Vale Overseas Ltd., 4.625%, 09/15/20	1,242,460	0.1
1,955,000		Vale Overseas Ltd., 6.875%, 11/21/36	2,070,716	0.1
1,000,000	L	Vale Overseas Ltd, 4.375%, 01/11/22	968,850	0.0
750,000		Vale SA, 5.625%, 09/11/42	702,308	0.0
1,500,000	#	Xstrata Finance Canada Ltd., 2.700%, 10/25/17	1,518,692	0.1
			65,781,922	1.7

		Communications: 3.4%
250,000	#	21st Century Fox America, Inc., 4.750%, 09/15/44	274,310	0.0
300,000		Amazon.com, Inc., 0.650%, 11/27/15	299,900	0.0

See Accompanying Notes to Financial Statements

93

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

300,000		Amazon.com, Inc., 1.200%, 11/29/17	297,051	0.0
300,000		Amazon.com, Inc., 2.500%, 11/29/22	284,457	0.0
5,000,000		America Movil SAB de CV, 5.000%, 03/30/20	5,538,700	0.2
300,000		AT&T, Inc., 1.400%, 12/01/17	297,223	0.0
755,000		AT&T, Inc., 1.700%, 06/01/17	758,490	0.0
300,000		AT&T, Inc., 2.625%, 12/01/22	286,234	0.0
8,000,000		AT&T, Inc., 2.950%, 05/15/16	8,206,448	0.2
5,150,000		AT&T, Inc., 6.500%, 09/01/37	6,383,137	0.2
500,000		British Telecommunications PLC, 1.250%, 02/14/17	497,796	0.0
1,500,000		British Telecommunications PLC, 1.625%, 06/28/16	1,511,701	0.1
500,000		British Telecommunications PLC, 2.350%, 02/14/19	499,768	0.0
300,000		CBS Corp., 2.300%, 08/15/19	296,738	0.0
300,000		CBS Corp., 3.700%, 08/15/24	299,779	0.0
2,000,000		CBS Corp., 4.300%, 02/15/21	2,156,374	0.1
300,000		CBS Corp., 4.900%, 08/15/44	305,825	0.0
1,000,000		Cisco Systems, Inc., 1.100%, 03/03/17	1,001,292	0.0
1,000,000		Cisco Systems, Inc., 2.125%, 03/01/19	1,005,301	0.0
1,000,000		Cisco Systems, Inc., 2.900%, 03/04/21	1,019,723	0.0
1,000,000		Cisco Systems, Inc., 3.625%, 03/04/24	1,043,279	0.0
1,500,000		Cisco Systems, Inc., 5.500%, 01/15/40	1,831,890	0.1
500,000		Comcast Corp., 3.375%, 02/15/25	511,893	0.0
1,250,000		Comcast Corp., 3.600%, 03/01/24	1,315,354	0.1
750,000		Comcast Corp., 4.250%, 01/15/33	796,722	0.0
750,000		Comcast Corp., 4.200%, 08/15/34	786,876	0.0
1,000,000		Comcast Corp., 4.500%, 01/15/43	1,069,645	0.0
2,000,000		Comcast Corp., 6.300%, 11/15/17	2,266,778	0.1
335,000		Comcast Corp., 6.500%, 11/15/35	449,790	0.0
750,000		Corning, Inc., 1.450%, 11/15/17	744,720	0.0
300,000	#	Cox Communications, Inc., 3.250%, 12/15/22	295,063	0.0
500,000		DirecTV Financing Co., Inc., 1.750%, 01/15/18	497,107	0.0
3,120,000		DirecTV Holdings, LLC, 6.000%, 08/15/40	3,508,855	0.1
750,000		Discovery Communications LLC, 3.250%, 04/01/23	729,379	0.0

1,800,000		Discovery Communications, LLC, 4.375%, 06/15/21	1,906,731	0.1
250,000		eBay, Inc., 1.350%, 07/15/17	248,255	0.0
300,000		eBay, Inc., 2.875%, 08/01/21	297,403	0.0
300,000		eBay, Inc., 3.450%, 08/01/24	295,570	0.0
250,000		eBay, Inc., 4.000%, 07/15/42	223,464	0.0
1,500,000		Expedia, Inc., 5.950%, 08/15/20	1,678,228	0.1
1,000,000		Expedia, Inc., 7.456%, 08/15/18	1,164,007	0.1
4,220,000		Google, Inc., 2.125%, 05/19/16	4,313,089	0.1
500,000	L	Juniper Networks, Inc., 4.500%, 03/15/24	505,647	0.0
300,000		Motorola Solutions, Inc., 3.500%, 09/01/21	300,451	0.0
100,000	L	Motorola Solutions, Inc., 4.000%, 09/01/24	100,802	0.0
1,500,000	#	NBCUniversal Enterprise, Inc., 1.974%, 04/15/19	1,486,747	0.1
500,000		NBCUniversal Media, LLC, 2.875%, 01/15/23	500,395	0.0
500,000		NBCUniversal Media, LLC, 4.450%, 01/15/43	531,971	0.0
3,550,000		News America, Inc., 6.150%, 03/01/37	4,463,912	0.1
1,500,000		Omnicom Group, Inc., 3.625%, 05/01/22	1,542,360	0.1
250,000		Orange SA, 2.750%, 02/06/19	254,889	0.0
500,000		Orange SA, 5.500%, 02/06/44	588,758	0.0
1,500,000		Qwest Corp., 6.750%, 12/01/21	1,736,903	0.1
250,000		Rogers Communications, Inc., 5.000%, 03/15/44	274,482	0.0
250,000		Scripps Networks Interactive, Inc., 3.900%, 11/15/24	255,053	0.0
1,000,000		Telefonaktiebolaget LM Ericsson, 4.125%, 05/15/22	1,047,648	0.0
750,000		Telefonica Emisiones SAU, 3.192%, 04/27/18	771,924	0.0
2,655,000		Telefonica Emisiones SAU, 3.992%, 02/16/16	2,731,862	0.1
700,000		Telefonica Emisiones SAU, 5.134%, 04/27/20	775,811	0.0
2,000,000		Telefonica Emisiones SAU, 5.462%, 02/16/21	2,232,908	0.1
750,000		Time Warner Cable, Inc., 4.125%, 02/15/21	803,729	0.0
1,000,000		Time Warner Cable, Inc., 4.500%, 09/15/42	1,032,046	0.0
5,075,000		Time Warner Cable, Inc., 5.850%, 05/01/17	5,542,976	0.2
500,000		Time Warner, Inc., 2.100%, 06/01/19	493,117	0.0
500,000		Time Warner, Inc., 3.550%, 06/01/24	499,043	0.0
500,000	L	Time Warner, Inc., 4.650%, 06/01/44	523,409	0.0

See Accompanying Notes to Financial Statements

94

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

3,500,000		Time Warner, Inc., 4.875%, 03/15/20	3,855,604	0.1
400,000		Time Warner, Inc., 5.350%, 12/15/43	456,079	0.0
1,925,000		Time Warner, Inc., 6.500%, 11/15/36	2,456,797	0.1
500,000		Verizon Communications, Inc., 1.100%, 11/01/17	492,817	0.0
500,000		Verizon Communications, Inc., 2.550%, 06/17/19	504,491	0.0
776,000	#	Verizon Communications, Inc., 2.625%, 02/21/20	768,041	0.0
500,000		Verizon Communications, Inc., 3.450%, 03/15/21	511,447	0.0
500,000		Verizon Communications, Inc., 4.150%, 03/15/24	518,012	0.0
650,000		Verizon Communications, Inc., 4.400%, 11/01/34	648,211	0.0
3,000,000		Verizon Communications, Inc., 4.500%, 09/15/20	3,259,734	0.1
3,000,000		Verizon Communications, Inc., 4.750%, 11/01/41	3,087,255	0.1
4,636,000	#	Verizon Communications, Inc., 4.862%, 08/21/46	4,773,875	0.1
133,000	#	Verizon Communications, Inc., 5.012%, 08/21/54	138,199	0.0
250,000		Verizon Communications, Inc., 5.050%, 03/15/34	267,180	0.0
1,375,000		Verizon Communications, Inc., 5.150%, 09/15/23	1,519,394	0.1
5,225,000		Verizon Communications, Inc., 6.350%, 04/01/19	6,060,253	0.2
546,000		Verizon Communications, Inc., 6.400%, 09/15/33	673,733	0.0
135,000		Verizon Communications, Inc., 6.550%, 09/15/43	173,208	0.0
400,000		Viacom, Inc., 2.200%, 04/01/19	394,700	0.0
3,500,000		Viacom, Inc., 2.500%, 12/15/16	3,578,803	0.1
1,000,000		Viacom, Inc., 2.500%, 09/01/18	1,009,719	0.0
1,000,000		Viacom, Inc., 3.250%, 03/15/23	967,461	0.0
400,000		Viacom, Inc., 3.875%, 04/01/24	402,296	0.0
200,000		Viacom, Inc., 4.850%, 12/15/34	205,319	0.0
400,000		Viacom, Inc., 5.250%, 04/01/44	424,599	0.0
1,000,000		Viacom, Inc., 5.850%, 09/01/43	1,116,103	0.0
500,000		Vodafone Group PLC, 1.500%, 02/19/18	491,447	0.0

500,000		Vodafone Group PLC, 2.950%, 02/19/23	482,801	0.0
3,965,000		Vodafone Group PLC, 6.150%, 02/27/37	4,799,835	0.1
300,000		Walt Disney Co., 0.450%, 12/01/15	300,026	0.0
300,000		Walt Disney Co., 1.100%, 12/01/17	298,523	0.0
300,000		Walt Disney Co., 2.350%, 12/01/22	294,694	0.0
1,000,000		Walt Disney Co., 5.500%, 03/15/19	1,142,446	0.0
1,000,000		WPP Finance 2010, 3.625%, 09/07/22	1,018,509	0.0
			133,282,799	3.4

		Consumer, Cyclical: 1.4%
500,000		AutoZone, Inc., 2.875%, 01/15/23	482,076	0.0
750,000		AutoZone, Inc., 3.125%, 07/15/23	739,003	0.0
500,000		Carnival Corp., 1.200%, 02/05/16	499,928	0.0
1,905,643		Continental Airlines 2009-2 Class A Pass Through Trust, 7.250%, 11/10/19	2,201,018	0.1
300,000		Costco Wholesale Corp., 1.125%, 12/15/17	298,290	0.0
300,000		Costco Wholesale Corp., 1.700%, 12/15/19	294,934	0.0
250,000		CVS Caremark Corp., 3.375%, 08/12/24	252,929	0.0
100,000		CVS Caremark Corp., 1.200%, 12/05/16	100,354	0.0
250,000		CVS Caremark Corp., 2.250%, 12/05/18	252,469	0.0
250,000		CVS Caremark Corp., 2.250%, 08/12/19	249,226	0.0
750,000		CVS Caremark Corp., 2.750%, 12/01/22	731,773	0.0
250,000		CVS Caremark Corp., 4.000%, 12/05/23	265,053	0.0
200,000		CVS Caremark Corp., 5.300%, 12/05/43	240,032	0.0
500,000	#	Daimler Finance North America LLC, 1.450%, 08/01/16	502,460	0.0
500,000	#	Daimler Finance North America LLC, 2.375%, 08/01/18	507,447	0.0
1,072,515		Delta Air Lines 2007-1 Class A Pass Through Trust, 6.821%, 08/10/22	1,244,117	0.1
300,000		Ford Motor Co., 4.750%, 01/15/43	317,786	0.0
500,000		Ford Motor Credit Co. LLC, 7.450%, 07/16/31	680,589	0.0
3,350,000		Home Depot, Inc., 5.875%, 12/16/36	4,389,961	0.1
500,000		Hyatt Hotels Corp., 3.375%, 07/15/23	491,172	0.0
1,000,000	#	Hyundai Capital America, 1.875%, 08/09/16	1,007,567	0.0

See Accompanying Notes to Financial Statements

95

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

1,000,000	#	Hyundai Capital America, 2.875%, 08/09/18	1,021,064	0.1
4,125,000	#	Hyundai Capital America, 3.750%, 04/06/16	4,243,169	0.1
200,000		Johnson Controls, Inc., 1.400%, 11/02/17	198,335	0.0
400,000		Johnson Controls, Inc., 3.625%, 07/02/24	404,280	0.0
250,000		Johnson Controls, Inc., 4.625%, 07/02/44	258,306	0.0
1,000,000		Lowe's Cos, Inc., 1.625%, 04/15/17	1,008,495	0.0
600,000		Lowe's Cos, Inc., 4.250%, 09/15/44	636,318	0.0
500,000		Macy's Retail Holdings, Inc., 2.875%, 02/15/23	486,411	0.0
532,000		Macy's Retail Holdings, Inc., 3.625%, 06/01/24	539,304	0.0
1,000,000		Macy's Retail Holdings, Inc., 3.875%, 01/15/22	1,040,917	0.1
2,000,000		Marriott International, Inc., 3.000%, 03/01/19	2,054,942	0.1
500,000		Mattel, Inc., 1.700%, 03/15/18	494,144	0.0
500,000		Mattel, Inc., 2.350%, 05/06/19	498,743	0.0
500,000		Mattel, Inc., 3.150%, 03/15/23	492,913	0.0
325,000		McDonald's Corp., 6.300%, 10/15/37	426,100	0.0
1,250,000		Mohawk Industries, Inc., 3.850%, 02/01/23	1,252,655	0.1
300,000		Newell Rubbermaid, Inc., 2.050%, 12/01/17	299,318	0.0
250,000		Newell Rubbermaid, Inc., 2.875%, 12/01/19	250,378	0.0
750,000	#	Nissan Motor Acceptance Corp., 1.000%, 03/15/16	750,695	0.0
400,000	#	Nissan Motor Acceptance Corp., 1.950%, 09/12/17	402,890	0.0
3,200,000		Nordstrom, Inc., 4.750%, 05/01/20	3,543,747	0.1
500,000		NVR, Inc., 3.950%, 09/15/22	513,673	0.0
300,000		O'Reilly Automotive, Inc., 3.800%, 09/01/22	310,402	0.0
250,000		Starbucks Corp., 2.000%, 12/05/18	252,901	0.0
500,000		Starwood Hotels & Resorts Worldwide, Inc., 3.125%, 02/15/23	486,892	0.0
400,000		Starwood Hotels & Resorts Worldwide, Inc., 4.500%, 10/01/34	409,281	0.0
500,000		TJX Cos, Inc., 2.500%, 05/15/23	480,594	0.0
5,295,000		Toyota Motor Credit Corp., 2.800%, 01/11/16	5,412,162	0.2
500,000		Walgreen Co., 1.000%, 03/13/15	500,503	0.0
500,000		Walgreen Co., 1.800%, 09/15/17	500,608	0.0

250,000	Walgreens Boots Alliance, Inc., 2.700%, 11/18/19	251,553	0.0
250,000	Walgreens Boots Alliance, Inc., 3.300%, 11/18/21	252,116	0.0
250,000	Walgreens Boots Alliance, Inc., 3.800%, 11/18/24	255,487	0.0
250,000	Walgreens Boots Alliance, Inc., 4.500%, 11/18/34	261,198	0.0
250,000	Walgreens Boots Alliance, Inc., 4.800%, 11/18/44	264,652	0.0
3,130,000	Wal-Mart Stores, Inc., 5.625%, 04/01/40	3,997,476	0.1
1,000,000	Wal-Mart Stores, Inc., 3.300%, 04/22/24	1,034,531	0.1
300,000	Whirlpool Corp., 3.700%, 05/01/25	304,269	0.0
200,000	Whirlpool Corp., 4.000%, 03/01/24	208,480	0.0
1,000,000	Wyndham Worldwide Corp., 4.250%, 03/01/22	1,022,893	0.1
800,000	Yum! Brands, Inc., 3.750%, 11/01/21	820,920	0.0
		53,591,899	1.4

	Consumer, Non-cyclical: 3.3%
1,725,000	Aetna, Inc., 1.500%, 11/15/17	1,712,865	0.1
400,000	Aetna, Inc., 2.200%, 03/15/19	397,753	0.0
500,000	Aetna, Inc., 2.750%, 11/15/22	485,861	0.0
300,000	Aetna, Inc., 4.500%, 05/15/42	318,880	0.0
250,000	Aetna, Inc., 3.500%, 11/15/24	254,627	0.0
500,000	Allergan, Inc./United States, 2.800%, 03/15/23	462,104	0.0
500,000	Altria Group, Inc., 2.950%, 05/02/23	484,366	0.0
300,000	Altria Group, Inc., 4.250%, 08/09/42	288,638	0.0
1,156,000	Altria Group, Inc., 9.950%, 11/10/38	1,983,570	0.1
500,000	AmerisourceBergen Corp., 3.400%, 05/15/24	501,227	0.0
250,000	Amgen, Inc., 3.625%, 05/22/24	254,602	0.0
4,400,000	Amgen, Inc., 3.875%, 11/15/21	4,655,446	0.1
661,000	Amgen, Inc., 6.375%, 06/01/37	834,691	0.0
500,000	Anheuser-Busch InBev Worldwide, Inc., 0.800%, 07/15/15	500,909	0.0
500,000	Anheuser-Busch InBev Worldwide, Inc., 1.375%, 07/15/17	499,898	0.0
250,000	Anheuser-Busch InBev Worldwide, Inc., 3.750%, 07/15/42	236,012	0.0

See Accompanying Notes to Financial Statements

96

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

3,500,000	Anheuser-Busch InBev Worldwide, Inc., 5.375%, 01/15/20	3,968,646	0.1
750,000	AstraZeneca PLC, 1.950%, 09/18/19	749,299	0.0
2,900,000	AstraZeneca PLC, 6.450%, 09/15/37	3,920,875	0.1
500,000	Baxter International, Inc., 0.950%, 06/01/16	500,081	0.0
239,000	Baxter International, Inc., 1.850%, 06/15/18	238,023	0.0
1,000,000	Baxter International, Inc., 3.200%, 06/15/23	1,009,447	0.0
500,000	Baxter International, Inc., 3.650%, 08/15/42	478,107	0.0
4,370,000	Becton Dickinson and Co., 3.125%, 11/08/21	4,392,977	0.1
2,000,000	Biogen Idec, Inc., 6.875%, 03/01/18	2,306,532	0.1
1,500,000	Bristol-Myers Squibb Co., 0.875%, 08/01/17	1,487,580	0.1
500,000	Bristol-Myers Squibb Co., 3.250%, 08/01/42	439,946	0.0
500,000	Bunge Ltd. Finance Corp., 3.200%, 06/15/17	514,456	0.0
500,000	Campbell Soup Co., 3.800%, 08/02/42	459,796	0.0
400,000	Cardinal Health, Inc., 1.900%, 06/15/17	403,406	0.0
500,000	Cardinal Health, Inc., 3.200%, 03/15/23	497,884	0.0
500,000	Cardinal Health, Inc., 4.600%, 03/15/43	528,519	0.0
500,000	Celgene Corp., 1.900%, 08/15/17	502,114	0.0
1,000,000	Celgene Corp., 2.300%, 08/15/18	1,009,130	0.0
250,000	Celgene Corp., 3.625%, 05/15/24	255,775	0.0
2,945,000	Celgene Corp., 3.950%, 10/15/20	3,119,391	0.1
500,000	Celgene Corp., 4.625%, 05/15/44	520,725	0.0
1,000,000	Celgene Corp., 4.000%, 08/15/23	1,054,448	0.1
3,000,000	Cigna Corp., 4.000%, 02/15/22	3,165,900	0.1
2,500,000	Cigna Corp., 5.125%, 06/15/20	2,789,390	0.1
750,000	Clorox Co., 3.050%, 09/15/22	744,949	0.0
3,000,000	Coca-Cola Co., 3.150%, 11/15/20	3,140,511	0.1
1,000,000	Colgate-Palmolive Co., 0.900%, 05/01/18	977,997	0.0
792,000	ConAgra Foods, Inc., 2.100%, 03/15/18	790,103	0.0
543,000	ConAgra Foods, Inc., 3.200%, 01/25/23	532,813	0.0
500,000	Coventry Health Care, Inc., 5.450%, 06/15/21	575,245	0.0
500,000	Covidien International Finance SA, 3.200%, 06/15/22	505,324	0.0
750,000	Diageo Capital PLC, 1.125%, 04/29/18	734,504	0.0
750,000	Diageo Capital PLC, 2.625%, 04/29/23	730,556	0.0

500,000		Diageo Investment Corp., 2.875%, 05/11/22	500,521	0.0
750,000		Dr Pepper Snapple Group, Inc., 2.000%, 01/15/20	733,572	0.0
3,275,000		Dr Pepper Snapple Group, Inc., 2.900%, 01/15/16	3,342,380	0.1
500,000	#	ERAC USA Finance LLC, 2.350%, 10/15/19	496,830	0.0
500,000	#	ERAC USA Finance LLC, 3.850%, 11/15/24	508,088	0.0
300,000		Estee Lauder Cos, Inc., 3.700%, 08/15/42	286,453	0.0
400,000		Express Scripts Holding Co., 2.250%, 06/15/19	396,132	0.0
250,000		Express Scripts Holding Co., 3.500%, 06/15/24	249,621	0.0
4,210,000		Express Scripts, Inc., 3.125%, 05/15/16	4,329,998	0.1
350,000		Flowers Foods, Inc., 4.375%, 04/01/22	369,301	0.0
500,000		General Mills, Inc., 0.875%, 01/29/16	501,200	0.0
750,000		General Mills, Inc., 4.150%, 02/15/43	751,765	0.0
350,000		Gilead Sciences, Inc., 2.050%, 04/01/19	350,404	0.0
200,000		Gilead Sciences, Inc., 4.500%, 02/01/45	214,656	0.0
350,000		Gilead Sciences, Inc., 4.800%, 04/01/44	389,816	0.0
1,000,000		GlaxoSmithKline Capital PLC, 1.500%, 05/08/17	1,004,975	0.0
500,000		GlaxoSmithKline Capital, Inc., 0.700%, 03/18/16	500,220	0.0
500,000		GlaxoSmithKline Capital, Inc., 2.800%, 03/18/23	494,602	0.0
3,550,000		Humana, Inc., 3.150%, 12/01/22	3,457,874	0.1
1,070,000		Humana, Inc., 6.300%, 08/01/18	1,221,437	0.1
551,000		Kellogg Co., 4.000%, 12/15/20	590,523	0.0
1,000,000		Kraft Foods Group, Inc., 2.250%, 06/05/17	1,017,156	0.1
3,266,000		Kraft Foods, Inc., 6.125%, 08/23/18	3,737,480	0.1
400,000		Kroger Co., 2.300%, 01/15/19	400,288	0.0
400,000		Kroger Co., 3.300%, 01/15/21	406,462	0.0
1,000,000		Kroger Co., 3.850%, 08/01/23	1,038,718	0.1
1,379,000		Kroger Co., 7.500%, 04/01/31	1,867,163	0.1
500,000		Laboratory Corp. of America Holdings, 2.200%, 08/23/17	504,721	0.0
3,000,000		Lorillard Tobacco Co., 8.125%, 06/23/19	3,640,476	0.1
500,000		McKesson Corp., 1.400%, 03/15/18	494,246	0.0
500,000		McKesson Corp., 2.284%, 03/15/19	499,452	0.0

See Accompanying Notes to Financial Statements

97

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

500,000	McKesson Corp., 2.850%, 03/15/23	478,431	0.0
1,500,000	McKesson Corp., 3.250%, 03/01/16	1,536,509	0.1
400,000	McKesson Corp., 3.796%, 03/15/24	411,691	0.0
300,000	McKesson Corp., 4.883%, 03/15/44	331,797	0.0
250,000	Mead Johnson Nutrition Co., 4.600%, 06/01/44	263,591	0.0
400,000	Medtronic, Inc., 2.750%, 04/01/23	389,630	0.0
350,000	Medtronic, Inc., 4.000%, 04/01/43	335,087	0.0
250,000	Medtronic, Inc., 4.625%, 03/15/44	270,211	0.0
1,000,000	Merck & Co., Inc., 4.150%, 05/18/43	1,068,439	0.1
500,000	Molson Coors Brewing Co., 5.000%, 05/01/42	544,822	0.0
1,000,000	Mondelez International, Inc., 4.000%, 02/01/24	1,048,212	0.1
250,000	Mylan, Inc./PA, 2.550%, 03/28/19	249,288	0.0
500,000	Novartis Capital Corp., 3.400%, 05/06/24	521,181	0.0
1,500,000	PepsiCo, Inc., 4.000%, 03/05/42	1,517,234	0.1
2,405,000	PepsiCo, Inc., 4.875%, 11/01/40	2,712,236	0.1
250,000	PepsiCo, Inc., 4.250%, 10/22/44	262,021	0.0
750,000	Pfizer, Inc., 3.400%, 05/15/24	781,848	0.0
1,000,000	Pfizer, Inc., 4.300%, 06/15/43	1,075,444	0.1
2,000,000	Pfizer, Inc., 6.200%, 03/15/19	2,328,960	0.1
250,000	Philip Morris International, Inc., 1.250%, 11/09/17	248,728	0.0
250,000	Philip Morris International, Inc., 3.250%, 11/10/24	251,066	0.0
500,000	Philip Morris International, Inc., 4.250%, 11/10/44	510,601	0.0
500,000	Philip Morris International, Inc., 6.375%, 05/16/38	641,430	0.0
250,000	Reynolds American, Inc., 3.250%, 11/01/22	243,927	0.0
250,000	Reynolds American, Inc., 6.150%, 09/15/43	290,968	0.0
3,330,000	Sanofi-Aventis SA, 4.000%, 03/29/21	3,622,970	0.1
500,000	St Jude Medical, Inc., 3.250%, 04/15/23	500,747	0.0
500,000	St Jude Medical, Inc., 4.750%, 04/15/43	532,824	0.0
1,000,000	Stryker Corp., 1.300%, 04/01/18	986,305	0.0
250,000	Synchrony Financial, 3.750%, 08/15/21	255,591	0.0
250,000	Synchrony Financial, 3.000%, 08/15/19	252,895	0.0
300,000	Synchrony Financial, 4.250%, 08/15/24	308,194	0.0

500,000	Sysco Corp., 3.000%, 10/02/21	508,340	0.0
250,000	Sysco Corp., 4.500%, 10/02/44	272,306	0.0
500,000	Teva Pharmaceutical Finance IV, LLC, 2.250%, 03/18/20	491,739	0.0
150,000	Tyson Foods, Inc., 2.650%, 08/15/19	151,527	0.0
1,000,000	UnitedHealth Group, Inc., 0.850%, 10/15/15	1,003,209	0.0
750,000	UnitedHealth Group, Inc., 1.625%, 03/15/19	740,038	0.0
500,000	UnitedHealth Group, Inc., 2.750%, 02/15/23	491,449	0.0
500,000	UnitedHealth Group, Inc., 2.875%, 03/15/23	497,679	0.0
2,000,000	UnitedHealth Group, Inc., 3.375%, 11/15/21	2,078,150	0.1
1,000,000	UnitedHealth Group, Inc., 6.000%, 02/15/18	1,126,461	0.1
300,000	UnitedHealth Group, Inc., 2.300%, 12/15/19	301,519	0.0
300,000	UnitedHealth Group, Inc., 2.875%, 12/15/21	303,889	0.0
500,000	Ventas Realty L.P., 3.750%, 05/01/24	504,257	0.0
500,000	Actavis plc, 1.875%, 10/01/17	498,429	0.0
500,000	Actavis plc, 3.250%, 10/01/22	487,635	0.0
500,000	Actavis plc, 4.625%, 10/01/42	491,861	0.0
1,250,000	WellPoint, Inc., 1.250%, 09/10/15	1,255,404	0.1
250,000	WellPoint, Inc., 1.875%, 01/15/18	250,132	0.0
250,000	WellPoint, Inc., 2.250%, 08/15/19	247,763	0.0
1,000,000	WellPoint, Inc., 2.300%, 07/15/18	1,006,382	0.0
250,000	WellPoint, Inc., 3.500%, 08/15/24	252,313	0.0
250,000	WellPoint, Inc., 4.650%, 08/15/44	265,846	0.0
		129,211,634	3.3

	Energy: 2.6%
3,500,000	Anadarko Petroleum Corp., 5.950%, 09/15/16	3,745,311	0.1
625,000	Anadarko Petroleum Corp., 8.700%, 03/15/19	766,287	0.0
543,000	Apache Corp., 3.250%, 04/15/22	534,368	0.0
3,000,000	Apache Corp., 5.625%, 01/15/17	3,243,345	0.1
250,000	Boardwalk Pipelines L.P., 4.950%, 12/15/24	249,030	0.0
1,000,000	BP Capital Markets PLC, 1.375%, 11/06/17	989,858	0.0
1,000,000	BP Capital Markets PLC, 2.750%, 05/10/23	936,843	0.0
250,000	BP Capital Markets PLC, 3.535%, 11/04/24	246,034	0.0
500,000	BP Capital Markets PLC, 3.814%, 02/10/24	504,206	0.0

See Accompanying Notes to Financial Statements

98

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

1,650,000		Cameron International Corp., 3.600%, 04/30/22	1,629,147	0.1
400,000		Cameron International Corp., 3.700%, 06/15/24	388,216	0.0
250,000		Canadian Natural Resources Ltd., 3.800%, 04/15/24	245,787	0.0
500,000		Cenovus Energy, Inc., 4.450%, 09/15/42	432,724	0.0
1,000,000		Cenovus Energy, Inc., 5.200%, 09/15/43	966,589	0.0
300,000		Chevron Corp., 1.104%, 12/05/17	298,723	0.0
300,000		Chevron Corp., 2.355%, 12/05/22	291,436	0.0
500,000		CNOOC Finance 2013 Ltd., 1.750%, 05/09/18	492,290	0.0
500,000		CNOOC Finance 2013 Ltd., 3.000%, 05/09/23	474,065	0.0
500,000		CNOOC Nexen Finance 2014 ULC, 1.625%, 04/30/17	497,870	0.0
750,000		CNOOC Nexen Finance 2014 ULC, 4.250%, 04/30/24	777,500	0.0
250,000		CNOOC Nexen Finance 2014 ULC, 4.875%, 04/30/44	270,281	0.0
2,000,000		ConocoPhillips, 6.500%, 02/01/39	2,666,422	0.1
500,000		ConocoPhillips Co., 4.150%, 11/15/34	514,753	0.0
400,000		Devon Energy Corp., 3.250%, 05/15/22	393,580	0.0
3,750,000		Devon Energy Corp., 4.000%, 07/15/21	3,882,967	0.1
250,000	L	Diamond Offshore Drilling, Inc., 4.875%, 11/01/43	213,741	0.0
500,000		Ecopetrol SA, 4.125%, 01/16/25	476,250	0.0
400,000		El Paso Pipeline Partners Operating Co. LLC, 4.300%, 05/01/24	401,522	0.0
250,000		Enbridge, Inc., 3.500%, 06/10/24	235,300	0.0
250,000		Enbridge, Inc., 4.500%, 06/10/44	216,662	0.0
500,000		Energy Transfer Partners L.P., 3.600%, 02/01/23	484,671	0.0
1,809,000		Energy Transfer Partners L.P., 6.500%, 02/01/42	2,086,388	0.1
250,000		Ensco PLC, 4.500%, 10/01/24	241,395	0.0
250,000	L	Ensco PLC, 5.750%, 10/01/44	248,543	0.0
100,000		Enterprise Products Operating LLC, 3.750%, 02/15/25	100,586	0.0
100,000		Enterprise Products Operating LLC, 4.850%, 03/15/44	104,682	0.0
4,805,000		Enterprise Products Operating, LLC, 3.200%, 02/01/16	4,920,911	0.1

300,000		Enterprise Products Operating, LLC, 4.450%, 02/15/43	297,582	0.0
400,000		EOG Resources, Inc., 2.450%, 04/01/20	398,411	0.0
1,950,000	L	EOG Resources, Inc., 2.625%, 03/15/23	1,873,283	0.1
500,000		FMC Technologies, Inc., 2.000%, 10/01/17	496,783	0.0
1,000,000		Halliburton Co., 1.000%, 08/01/16	999,639	0.0
500,000		Halliburton Co., 2.000%, 08/01/18	498,267	0.0
500,000	L	Halliburton Co., 3.500%, 08/01/23	505,454	0.0
500,000		Halliburton Co., 4.750%, 08/01/43	519,752	0.0
1,500,000		Hess Corp., 5.600%, 02/15/41	1,614,162	0.1
1,350,000		Hess Corp., 8.125%, 02/15/19	1,607,653	0.1
500,000		Kinder Morgan Energy Partners L.P., 3.500%, 03/01/21	492,590	0.0
500,000		Kinder Morgan Energy Partners L.P., 3.500%, 09/01/23	475,546	0.0
2,825,000		Kinder Morgan Energy Partners L.P., 6.950%, 01/15/38	3,270,387	0.1
667,000		Kinder Morgan Energy Partners LP, 3.950%, 09/01/22	662,454	0.0
400,000		Kinder Morgan Energy Partners L.P., 5.400%, 09/01/44	402,289	0.0
500,000		Kinder Morgan, Inc./DE, 4.300%, 06/01/25	502,703	0.0
300,000		Kinder Morgan, Inc./DE, 3.050%, 12/01/19	297,951	0.0
500,000		Kinder Morgan, Inc./DE, 5.550%, 06/01/45	514,001	0.0
1,500,000		Magellan Midstream Partners L.P., 4.200%, 12/01/42	1,401,584	0.1
600,000		Magellan Midstream Partners L.P., 6.550%, 07/15/19	701,802	0.0
1,000,000		Marathon Oil Corp., 0.900%, 11/01/15	997,413	0.0
500,000		Marathon Oil Corp., 2.800%, 11/01/22	469,060	0.0
1,000,000		Marathon Petroleum Corp., 3.500%, 03/01/16	1,025,218	0.0
400,000		Marathon Petroleum Corp., 4.750%, 09/15/44	379,223	0.0
500,000		Murphy Oil Corp., 2.500%, 12/01/17	497,383	0.0
1,350,000		Murphy Oil Corp., 3.700%, 12/01/22	1,213,669	0.1
300,000		Noble Energy, Inc., 3.900%, 11/15/24	297,106	0.0
200,000		Noble Energy, Inc., 5.050%, 11/15/44	198,442	0.0

See Accompanying Notes to Financial Statements

99

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

3,000,000	Noble Holding International Ltd., 4.625%, 03/01/21	2,732,583	0.1
3,700,000	Occidental Petroleum Corp., 2.500%, 02/01/16	3,761,690	0.1
1,500,000	ONEOK Partners L.P., 2.000%, 10/01/17	1,492,721	0.1
3,920,000	ONEOK Partners L.P., 3.250%, 02/01/16	4,000,207	0.1
1,000,000	Petrobras Global Finance BV, 2.000%, 05/20/16	957,650	0.0
1,000,000	Petrobras Global Finance BV, 3.000%, 01/15/19	886,570	0.0
250,000	Petrobras Global Finance BV, 3.250%, 03/17/17	236,250	0.0
1,000,000	Petrobras Global Finance BV, 4.375%, 05/20/23	862,580	0.0
500,000	Petrobras Global Finance BV, 4.875%, 03/17/20	469,005	0.0
250,000	Phillips 66, 4.650%, 11/15/34	257,070	0.0
500,000	Pioneer Natural Resources Co., 3.950%, 07/15/22	495,697	0.0
300,000	Plains All American Pipeline L.P. / PAA Finance Corp., 2.850%, 01/31/23	284,186	0.0
275,000	Plains All American Pipeline L.P. / PAA Finance Corp., 3.650%, 06/01/22	276,918	0.0
250,000	Plains All American Pipeline L.P. / PAA Finance Corp., 4.700%, 06/15/44	249,180	0.0
750,000	Shell International Finance BV, 1.125%, 08/21/17	749,260	0.0
250,000	Statoil ASA, 2.250%, 11/08/19	250,430	0.0
250,000	Statoil ASA, 2.750%, 11/10/21	251,132	0.0
500,000	Statoil ASA, 3.950%, 05/15/43	490,721	0.0
2,950,000	Suncor Energy, Inc., 6.500%, 06/15/38	3,641,170	0.1
500,000	Sunoco Logistics Partners Operations L.P., 3.450%, 01/15/23	480,318	0.0
500,000	Sunoco Logistics Partners Operations L.P., 4.950%, 01/15/43	480,905	0.0
400,000	Talisman Energy, Inc., 5.500%, 05/15/42	378,865	0.0
2,000,000	TC Pipelines L.P., 4.650%, 06/15/21	2,081,980	0.1
500,000	Total Capital Canada Ltd., 2.750%, 07/15/23	485,920	0.0
500,000	Total Capital International SA, 0.750%, 01/25/16	500,531	0.0

500,000		Total Capital International SA, 1.000%, 08/12/16	501,575	0.0
500,000		Total Capital International SA, 2.750%, 06/19/21	502,608	0.0
3,500,000		Total Capital S.A., 4.450%, 06/24/20	3,844,544	0.1
500,000		Total Capital SA, 2.125%, 08/10/18	504,478	0.0
2,000,000		Trans-Canada PipeLines Ltd., 4.625%, 03/01/34	2,035,484	0.1
1,000,000		Trans-Canada Pipelines Ltd., 7.625%, 01/15/39	1,378,650	0.1
1,676,000	L	Transocean, Inc., 6.800%, 03/15/38	1,440,021	0.1
1,785,000		Valero Energy Corp., 6.625%, 06/15/37	2,114,070	0.1
1,500,000		Weatherford International Ltd. Bermuda, 5.125%, 09/15/20	1,475,484	0.1
1,500,000		Weatherford International Ltd., 4.500%, 04/15/22	1,337,049	0.1
400,000		Williams Cos, Inc., 4.550%, 06/24/24	372,692	0.0
700,000		Williams Cos., Inc., 7.875%, 09/01/21	809,690	0.0
500,000		Williams Partners L.P., 4.300%, 03/04/24	500,019	0.0
500,000		Williams Partners L.P., 5.400%, 03/04/44	491,273	0.0
			101,839,266	2.6

		Financial: 8.0%
750,000		ACE INA Holdings, Inc., 2.700%, 03/13/23	729,560	0.0
1,000,000	L	ACE INA Holdings, Inc., 5.800%, 03/15/18	1,123,895	0.1
1,000,000		Aflac, Inc., 3.625%, 06/15/23	1,026,074	0.0
1,000,000		American International Group, Inc., 2.375%, 08/24/15	1,008,353	0.0
500,000		American International Group, Inc., 3.375%, 08/15/20	520,063	0.0
1,500,000		American International Group, Inc., 4.875%, 06/01/22	1,687,665	0.1
1,000,000		American International Group, Inc., 5.850%, 01/16/18	1,118,885	0.1
777,000		American International Group, Inc., 6.400%, 12/15/20	927,721	0.0
400,000		Alexandria Real Estate Equities, Inc., 2.750%, 01/15/20	396,636	0.0
1,500,000		Allstate Corp./The, 3.150%, 06/15/23	1,510,087	0.1
6,325,000		American Express Co., 7.000%, 03/19/18	7,323,072	0.2
500,000		American Express Credit Corp., 2.125%, 07/27/18	504,867	0.0

See Accompanying Notes to Financial Statements

100

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

500,000	#	American Honda Finance Corp., 1.500%, 09/11/17	500,807	0.0
500,000	#	American Honda Finance Corp., 1.000%, 08/11/15	501,985	0.0
500,000		American International Group, Inc., 2.300%, 07/16/19	501,044	0.0
900,000		American International Group, Inc., 4.500%, 07/16/44	954,825	0.0
500,000		American Tower Corp., 3.400%, 02/15/19	509,395	0.0
1,000,000		American Tower Corp., 3.500%, 01/31/23	967,886	0.0
1,250,000		American Tower Corp., 4.500%, 01/15/18	1,328,425	0.1
667,000		American Tower Corp., 4.700%, 03/15/22	700,411	0.0
10,000,000		ANZ New Zealand Intl Ltd./London, 1.136%, 05/28/15	10,042,350	0.3
1,000,000		Aon PLC, 4.450%, 05/24/43	1,000,670	0.0
500,000		Aon PLC, 4.600%, 06/14/44	521,349	0.0
400,000		Assured Guaranty US Holdings, Inc., 5.000%, 07/01/24	422,456	0.0
500,000		AvalonBay Communities, Inc., 2.850%, 03/15/23	485,042	0.0
500,000		AvalonBay Communities, Inc., 2.950%, 09/15/22	487,889	0.0
4,050,000		AvalonBay Communities, Inc., 5.700%, 03/15/17	4,405,821	0.1
1,000,000		Bank of America Corp., 1.500%, 10/09/15	1,004,410	0.0
1,000,000		Bank of America Corp., 2.000%, 01/11/18	999,967	0.0
500,000		Bank of America Corp., 2.650%, 04/01/19	504,169	0.0
4,000,000		Bank of America Corp., 3.300%, 01/11/23	4,004,508	0.1
2,000,000		Bank of America Corp., 3.625%, 03/17/16	2,057,178	0.1
1,000,000		Bank of America Corp., 3.875%, 03/22/17	1,046,913	0.0
1,000,000		Bank of America Corp., 4.100%, 07/24/23	1,054,290	0.1
1,000,000		Bank of America Corp., 4.250%, 10/22/26	999,132	0.0
500,000		Bank of America Corp., 4.000%, 04/01/24	521,215	0.0
1,610,000		Bank of America Corp., 5.650%, 05/01/18	1,790,033	0.1
1,900,000		Bank of America Corp., 5.700%, 01/24/22	2,204,283	0.1
13,725,000		Bank of America Corp., 6.500%, 08/01/16	14,795,413	0.4
1,000,000		Bank of Montreal, 1.300%, 07/15/16	1,006,235	0.0
1,000,000		Bank of Montreal, 1.400%, 09/11/17	999,649	0.0

1,000,000		Bank of New York Mellon Corp./The, 1.350%, 03/06/18	991,659	0.0
1,000,000		Bank of New York Mellon Corp./The, 2.100%, 08/01/18	1,011,595	0.0
1,000,000		Bank of New York Mellon Corp., 1.300%, 01/25/18	991,346	0.0
1,100,000		Bank of Nova Scotia, 0.750%, 10/09/15	1,102,025	0.1
500,000		Bank of Nova Scotia, 1.375%, 12/18/17	497,204	0.0
1,000,000		Bank of Nova Scotia, 1.375%, 07/15/16	1,007,309	0.0
500,000		Bank of Nova Scotia, 2.050%, 06/05/19	498,715	0.0
500,000		Barclays Bank PLC, 3.750%, 05/15/24	516,391	0.0
750,000		Barclays Bank PLC, 5.125%, 01/08/20	841,861	0.0
1,000,000		BB&T Corp., 1.600%, 08/15/17	1,000,168	0.0
250,000		BB&T Corp., 2.450%, 01/15/20	249,628	0.0
1,000,000		BB&T Corp., 3.950%, 03/22/22	1,054,042	0.1
750,000		BBVA, 4.664%, 10/09/15	770,212	0.0
1,000,000		Berkshire Hathaway Finance Corp., 0.950%, 08/15/16	1,003,947	0.0
750,000		Berkshire Hathaway Finance Corp., 1.300%, 05/15/18	744,952	0.0
1,000,000		Berkshire Hathaway Finance Corp., 1.600%, 05/15/17	1,009,195	0.0
500,000		Berkshire Hathaway Finance Corp., 2.000%, 08/15/18	506,086	0.0
1,020,000		Berkshire Hathaway Finance Corp., 3.000%, 05/15/22	1,037,623	0.0
250,000		Berkshire Hathaway, Inc., 0.800%, 02/11/16	250,607	0.0
750,000		Berkshire Hathaway, Inc., 1.550%, 02/09/18	750,196	0.0
300,000		BlackRock, Inc., 1.375%, 06/01/15	301,425	0.0
500,000		BlackRock, Inc., 5.000%, 12/10/19	565,915	0.0
250,000		BNP Paribas SA, 1.375%, 03/17/17	249,446	0.0
250,000	L	BNP Paribas SA, 2.450%, 03/17/19	253,585	0.0
500,000		BNP Paribas SA, 3.250%, 03/03/23	510,653	0.0
2,475,000		BNP Paribas, 3.600%, 02/23/16	2,545,119	0.1
4,500,000		Boston Properties L.P., 5.625%, 11/15/20	5,140,534	0.2
400,000		Branch Banking & Trust Co., 3.800%, 10/30/26	408,777	0.0
500,000		Brandywine Operating Partnership L.P., 3.950%, 02/15/23	505,095	0.0

See Accompanying Notes to Financial Statements

101

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

300,000	Canadian Imperial Bank of Commerce/Canada, 0.900%, 10/01/15	300,936	0.0
500,000	Capital One Financial Corp., 2.450%, 04/24/19	499,361	0.0
500,000	Capital One Financial Corp., 3.750%, 04/24/24	511,791	0.0
1,000,000	Chubb Corp., 6.000%, 05/11/37	1,311,163	0.1
1,000,000	Citigroup, Inc., 1.700%, 07/25/16	1,007,477	0.0
500,000	Citigroup, Inc., 2.500%, 07/29/19	500,723	0.0
1,000,000	Citigroup, Inc., 3.375%, 03/01/23	1,010,733	0.0
2,000,000	Citigroup, Inc., 3.500%, 05/15/23	1,949,072	0.1
500,000	Citigroup, Inc., 3.750%, 06/16/24	512,042	0.0
750,000	Citigroup, Inc., 4.050%, 07/30/22	777,257	0.0
700,000	Citigroup, Inc., 4.000%, 08/05/24	703,648	0.0
2,000,000	Citigroup, Inc., 5.300%, 05/06/44	2,199,828	0.1
1,044,000	Citigroup, Inc., 6.125%, 08/25/36	1,248,506	0.1
2,000,000	Citigroup, Inc., 8.125%, 07/15/39	3,071,936	0.1
500,000	Citigroup, Inc., 4.300%, 11/20/26	500,031	0.0
1,000,000	CME Group, Inc., 3.000%, 09/15/22	1,017,978	0.0
500,000	Comerica, Inc., 2.125%, 05/23/19	497,172	0.0
250,000	Comerica, Inc., 3.800%, 07/22/26	252,355	0.0
500,000	Commonwealth Bank of Australia/New York NY, 1.900%, 09/18/17	505,491	0.0
250,000	Compass Bank, 2.750%, 09/29/19	250,527	0.0
500,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 3.950%, 11/09/22	510,169	0.0
500,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/NY, 2.250%, 01/14/19	504,206	0.0
1,000,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Utrect, 3.375%, 01/19/17	1,043,757	0.0
5,500,000	Credit Suisse New York, 6.000%, 02/15/18	6,122,517	0.2
1,000,000	Deutsche Bank AG/London, 3.700%, 05/30/24	1,016,773	0.0
500,000	Discover Bank/Greenwood DE, 3.200%, 08/09/21	502,884	0.0

400,000	Discover Bank/Greenwood DE, 4.250%, 03/13/26	416,488	0.0
500,000	Discover Bank/Greenwood DE, 4.200%, 08/08/23	525,611	0.0
500,000	Discover Financial Services, 3.950%, 11/06/24	503,618	0.0
500,000	ERP Operating L.P., 4.500%, 07/01/44	523,237	0.0
2,000,000	Fifth Third Bancorp, 3.500%, 03/15/22	2,053,376	0.1
400,000	Fifth Third Bancorp, 4.300%, 01/16/24	420,041	0.0
250,000	First Tennessee Bank NA, 2.950%, 12/01/19	249,527	0.0
1,000,000	Ford Motor Credit Co. LLC, 1.700%, 05/09/16	1,004,082	0.0
2,250,000	Ford Motor Credit Co. LLC, 2.375%, 01/16/18	2,264,684	0.1
2,000,000	Ford Motor Credit Co. LLC, 2.750%, 05/15/15	2,013,678	0.1
1,000,000	Ford Motor Credit Co. LLC, 4.375%, 08/06/23	1,070,965	0.1
600,000	Ford Motor Credit Co., LLC, 2.500%, 01/15/16	606,962	0.0
1,000,000	Ford Motor Credit Co., LLC, 4.250%, 02/03/17	1,050,648	0.1
750,000	Ford Motor Credit Co., LLC, 4.250%, 09/20/22	797,109	0.0
1,300,000	Ford Motor Credit Co., LLC, 5.875%, 08/02/21	1,507,212	0.1
1,000,000	General Electric Capital Corp., 1.625%, 07/02/15	1,006,485	0.0
1,500,000	General Electric Capital Corp., 5.875%, 01/14/38	1,901,970	0.1
6,500,000	General Electric Capital Corp., 6.750%, 03/15/32	8,903,239	0.3
1,196,000	Genworth Financial, Inc., 6.515%, 05/22/18	1,222,318	0.1
750,000	Genworth Holdings, Inc., 4.900%, 08/15/23	608,309	0.0
500,000	Goldman Sachs Group, Inc., 2.550%, 10/23/19	498,174	0.0
2,050,000	Goldman Sachs Group, Inc., 3.625%, 01/22/23	2,079,479	0.1
8,950,000	Goldman Sachs Group, Inc., 3.625%, 02/07/16	9,187,229	0.3
1,000,000	Goldman Sachs Group, Inc., 3.850%, 07/08/24	1,026,792	0.0
750,000	Goldman Sachs Group, Inc., 5.750%, 01/24/22	868,358	0.0
4,840,000	Goldman Sachs Group, Inc., 6.150%, 04/01/18	5,434,928	0.2
4,000,000	Goldman Sachs Group, Inc., 6.750%, 10/01/37	5,039,160	0.2
1,350,000	Hartford Financial Services Group, Inc., 5.375%, 03/15/17	1,459,116	0.1
500,000	HCP, Inc., 2.625%, 02/01/20	495,390	0.0
3,400,000	HCP, Inc., 3.750%, 02/01/16	3,495,829	0.1
250,000	HCP, Inc., 3.875%, 08/15/24	254,451	0.0

See Accompanying Notes to Financial Statements

102

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

500,000		Health Care REIT, Inc., 2.250%, 03/15/18	503,515	0.0
500,000		Hospitality Properties Trust, 4.500%, 06/15/23	509,730	0.0
500,000		Hospitality Properties Trust, 5.000%, 08/15/22	527,679	0.0
750,000		Host Hotels & Resorts L.P., 3.750%, 10/15/23	749,476	0.0
3,400,000		HSBC Holdings PLC, 6.500%, 09/15/37	4,382,974	0.1
1,000,000		HSBC USA, Inc., 1.625%, 01/16/18	996,882	0.0
250,000		HSBC USA, Inc., 2.250%, 06/23/19	249,881	0.0
250,000		HSBC USA, Inc., 3.500%, 06/23/24	258,481	0.0
1,000,000		Huntington Bancshares, Inc./OH, 2.600%, 08/02/18	1,012,997	0.0
1,000,000		Huntington National Bank, 1.350%, 08/02/16	1,001,132	0.0
3,500,000	#	Hyundai Capital Services, Inc., 4.375%, 07/27/16	3,665,862	0.1
500,000		Jefferies Group LLC, 5.125%, 04/13/18	528,098	0.0
900,000		Jefferies Group, Inc., 5.125%, 01/20/23	916,365	0.0
2,700,000		John Deere Capital Corp., 2.250%, 06/07/16	2,761,460	0.1
375,000		JPMorgan Chase & Co., 1.100%, 10/15/15	375,792	0.0
1,500,000		JPMorgan Chase & Co., 1.625%, 05/15/18	1,484,841	0.1
1,500,000		JPMorgan Chase & Co., 3.375%, 05/01/23	1,485,572	0.1
500,000		JPMorgan Chase & Co., 3.875%, 09/10/24	501,027	0.0
1,000,000		JPMorgan Chase & Co., 4.125%, 12/15/26	999,607	0.0
4,000,000		JPMorgan Chase & Co., 4.500%, 01/24/22	4,373,644	0.1
7,375,000		JPMorgan Chase & Co., 5.500%, 10/15/40	8,861,417	0.3
750,000		KeyBank NA/Cleveland OH, 1.650%, 02/01/18	747,737	0.0
400,000		Kilroy Realty L.P., 4.250%, 08/15/29	401,115	0.0
1,500,000		Lincoln National Corp., 4.200%, 03/15/22	1,595,739	0.1
4,005,000		Lincoln National Corp., 4.300%, 06/15/15	4,069,100	0.1
250,000		Manufacturers & Traders Trust Co., 2.250%, 07/25/19	249,663	0.0
1,000,000		Markel Corp., 3.625%, 03/30/23	1,007,492	0.0
400,000		Marsh & McLennan Cos, Inc., 3.500%, 03/10/25	403,382	0.0
500,000		MetLife, Inc., 3.048%, 12/15/22	499,968	0.0
500,000		MetLife, Inc., 3.600%, 04/10/24	514,129	0.0

400,000		MetLife, Inc., 4.125%, 08/13/42	402,254	0.0
300,000		MetLife, Inc., 4.721%, 12/15/44	335,078	0.0
5,495,000		MetLife, Inc., 6.750%, 06/01/16	5,927,418	0.2
1,500,000		Morgan Stanley, 2.125%, 04/25/18	1,502,189	0.1
500,000		Morgan Stanley, 3.700%, 10/23/24	507,847	0.0
1,000,000		Morgan Stanley, 4.100%, 05/22/23	1,013,509	0.0
500,000		Morgan Stanley, 4.350%, 09/08/26	503,674	0.0
800,000		Morgan Stanley, 4.875%, 11/01/22	851,047	0.0
10,500,000		Morgan Stanley, 6.625%, 04/01/18	11,968,709	0.3
500,000		MUFG Union Bank NA, 2.250%, 05/06/19	498,841	0.0
500,000		National Australia Bank Ltd./New York, 1.600%, 08/07/15	502,968	0.0
500,000		National Australia Bank Ltd/New York, 1.300%, 07/25/16	503,058	0.0
500,000		National Retail Properties, Inc., 3.900%, 06/15/24	510,916	0.0
300,000		Northern Trust Corp., 2.375%, 08/02/22	292,880	0.0
250,000		Northern Trust Corp., 3.950%, 10/30/25	260,762	0.0
1,000,000		NYSE Euronext, 2.000%, 10/05/17	1,009,267	0.0
500,000		PNC Bank NA, 2.700%, 11/01/22	479,665	0.0
1,000,000		PNC Bank NA, 2.950%, 01/30/23	978,929	0.0
500,000	+	PNC Financial Services Group, Inc./The, 2.854%, 11/09/22	492,563	0.0
500,000		PNC Funding Corp., 3.300%, 03/08/22	515,020	0.0
500,000		Primerica, Inc., 4.750%, 07/15/22	546,256	0.0
300,000		Principal Financial Group, Inc., 1.850%, 11/15/17	300,470	0.0
300,000		Principal Financial Group, Inc., 3.125%, 05/15/23	295,886	0.0
1,000,000		Principal Financial Group, Inc., 3.300%, 09/15/22	1,001,396	0.0
1,000,000		Private Export Funding Corp., 1.450%, 08/15/19	961,618	0.0
1,000,000		Private Export Funding Corp., 2.250%, 03/15/20	1,005,897	0.0
1,000,000		Private Export Funding Corp., 3.550%, 01/15/24	1,060,830	0.1
500,000		ProLogis L.P., 2.750%, 02/15/19	507,619	0.0
500,000		ProLogis L.P., 4.250%, 08/15/23	529,248	0.0

See Accompanying Notes to Financial Statements

103

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

400,000	Protective Life Corp., 7.375%, 10/15/19	481,854	0.0
3,800,000	Prudential Financial, Inc., 6.200%, 11/15/40	4,856,389	0.1
400,000	Realty Income Corp., 3.875%, 07/15/24	407,862	0.0
300,000	Realty Income Corp., 4.125%, 10/15/26	306,517	0.0
750,000	Royal Bank of Canada, 0.800%, 10/30/15	751,966	0.0
750,000	Royal Bank of Canada, 1.500%, 01/16/18	746,446	0.0
500,000	Royal Bank of Scotland PLC/The, 1.875%, 03/31/17	499,906	0.0
500,000	Santander Holdings USA, Inc./PA, 3.000%, 09/24/15	506,076	0.0
250,000	Senior Housing Properties Trust, 3.250%, 05/01/19	251,794	0.0
250,000	Senior Housing Properties Trust, 4.750%, 05/01/24	256,990	0.0
500,000	Simon Property Group L.P., 4.250%, 10/01/44	519,586	0.0
1,000,000	Simon Property Group L.P., 3.375%, 03/15/22	1,031,013	0.0
1,500,000	State Street Corp., 3.100%, 05/15/23	1,481,570	0.1
500,000	SunTrust Bank/Atlanta GA, 2.750%, 05/01/23	488,721	0.0
1,000,000	SunTrust Bank/Atlanta GA, 5.000%, 09/01/15	1,027,639	0.0
250,000	SunTrust Banks, Inc., 2.500%, 05/01/19	251,894	0.0
3,000,000	Travelers Cos, Inc., 3.900%, 11/01/20	3,226,827	0.1
700,000	UBS AG/Stamford CT, 2.375%, 08/14/19	700,414	0.0
1,464,000	UBS AG/Stamford CT, 4.875%, 08/04/20	1,630,217	0.1
750,000	US Bancorp, 2.950%, 07/15/22	740,569	0.0
1,000,000	US Bancorp, 3.000%, 03/15/22	1,011,583	0.0
500,000	Ventas Realty L.P. / Ventas Capital Corp., 2.700%, 04/01/20	495,373	0.0
600,000	Ventas Realty L.P. / Ventas Capital Corp., 3.250%, 08/15/22	593,075	0.0
1,000,000	Wells Fargo & Co., 3.450%, 02/13/23	1,014,564	0.0
8,000,000	Wells Fargo & Co., 4.600%, 04/01/21	8,913,448	0.3
3,983,000	Wells Fargo & Co., 5.606%, 01/15/44	4,706,946	0.1
500,000	Westpac Banking Corp., 1.125%, 09/25/15	502,774	0.0
1,000,000	Westpac Banking Corp., 1.600%, 01/12/18	1,000,672	0.0
500,000	Westpac Banking Corp., 2.000%, 08/14/17	506,963	0.0
1,000,000	WR Berkley Corp., 4.625%, 03/15/22	1,073,972	0.1

400,000	XLIT Ltd., 2.300%, 12/15/18	400,637	0.0
		308,611,564	8.0

	Industrial: 1.7%
500,000	3M Co., 2.000%, 06/26/22	485,093	0.0
200,000	3M Co., 3.875%, 06/15/44	206,586	0.0
1,300,000	Agilent Technologies, Inc., 3.200%, 10/01/22	1,269,510	0.1
1,000,000	Agilent Technologies, Inc., 3.875%, 07/15/23	995,406	0.0
398,000	Agilent Technologies, Inc., 6.500%, 11/01/17	442,087	0.0
750,000	Boeing Capital Corp., 4.700%, 10/27/19	835,772	0.0
500,000	Burlington Northern Santa Fe, LLC, 3.000%, 03/15/23	499,307	0.0
4,000,000	Burlington Northern Santa Fe, LLC, 3.450%, 09/15/21	4,180,008	0.1
500,000	Burlington Northern Santa Fe, LLC, 4.375%, 09/01/42	515,670	0.0
500,000	Burlington Northern Santa Fe, LLC, 4.450%, 03/15/43	524,482	0.0
400,000	Burlington Northern Santa Fe, LLC, 4.900%, 04/01/44	451,557	0.0
1,000,000	Canadian National Railway Co., 2.250%, 11/15/22	968,393	0.0
1,000,000	Caterpillar Financial Services Corp., 1.250%, 11/06/17	996,031	0.1
300,000	Caterpillar Financial Services Corp., 1.300%, 03/01/18	298,145	0.0
300,000	Caterpillar Financial Services Corp., 2.625%, 03/01/23	294,495	0.0
500,000	Caterpillar Financial Services Corp., 3.750%, 11/24/23	531,495	0.0
300,000	Caterpillar, Inc., 1.500%, 06/26/17	302,053	0.0
1,500,000	Caterpillar, Inc., 2.600%, 06/26/22	1,485,004	0.1
250,000	Caterpillar, Inc., 3.400%, 05/15/24	257,438	0.0
250,000	Caterpillar, Inc., 4.300%, 05/15/44	268,099	0.0
1,000,000	CSX Corp., 4.100%, 03/15/44	994,797	0.0
1,000,000	CSX Corp., 4.400%, 03/01/43	1,045,817	0.1
1,580,000	Cummins, Inc., 7.125%, 03/01/28	2,147,891	0.1
3,510,000	Dover Corp., 4.300%, 03/01/21	3,878,933	0.1
200,000	FedEx Corp., 3.875%, 08/01/42	193,551	0.0
500,000	General Dynamics Corp., 1.000%, 11/15/17	495,342	0.0

See Accompanying Notes to Financial Statements

104

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

500,000	General Dynamics Corp., 2.250%, 11/15/22	482,817	0.0
500,000	General Dynamics Corp., 3.600%, 11/15/42	477,867	0.0
500,000	General Electric Co., 2.700%, 10/09/22	501,074	0.0
879,000	General Electric Co., 5.250%, 12/06/17	975,557	0.0
2,600,000	Honeywell International, Inc., 5.375%, 03/01/41	3,264,542	0.1
500,000	Illinois Tool Works, Inc., 3.500%, 03/01/24	521,439	0.0
500,000	Illinois Tool Works, Inc., 3.900%, 09/01/42	505,811	0.0
250,000	Ingersoll-Rand Luxembourg Finance SA, 2.625%, 05/01/20	248,688	0.0
250,000	Ingersoll-Rand Luxembourg Finance SA, 4.650%, 11/01/44	255,212	0.0
750,000	John Deere Capital Corp., 2.800%, 03/04/21	760,020	0.0
500,000	John Deere Capital Corp., 3.350%, 06/12/24	513,497	0.0
500,000	Kennametal, Inc., 2.650%, 11/01/19	495,265	0.0
800,000	L-3 Communications Corp., 4.950%, 02/15/21	870,664	0.0
3,500,000	Lockheed Martin Corp., 3.350%, 09/15/21	3,630,970	0.1
1,500,000	Lockheed Martin Corp., 4.070%, 12/15/42	1,519,934	0.1
2,000,000	Norfolk Southern Corp., 3.950%, 10/01/42	1,969,860	0.1
1,000,000	Norfolk Southern Corp., 4.800%, 08/15/43	1,117,826	0.1
200,000	Packaging Corp. of America, 3.650%, 09/15/24	197,276	0.0
250,000	Parker-Hannifin Corp., 4.200%, 11/21/34	265,189	0.0
3,800,000	Raytheon Co., 3.125%, 10/15/20	3,929,816	0.1
2,000,000	Republic Airways Holdings, Inc., 5.250%, 11/15/21	2,267,872	0.1
500,000	Roper Industries, Inc., 1.850%, 11/15/17	500,993	0.0
1,250,000	Roper Industries, Inc., 2.050%, 10/01/18	1,240,791	0.1
500,000	Ryder System, Inc., 2.450%, 09/03/19	497,021	0.0
500,000	Ryder System, Inc., 2.500%, 03/01/17	507,350	0.0
350,000	Ryder System, Inc., 2.500%, 03/01/18	357,051	0.0
300,000	Stanley Black & Decker, Inc., 2.900%, 11/01/22	296,289	0.0
750,000	Textron, Inc., 3.650%, 03/01/21	770,997	0.0

500,000	Thermo Fisher Scientific, Inc., 1.850%, 01/15/18	496,468	0.0
250,000	Thermo Fisher Scientific, Inc., 2.400%, 02/01/19	250,614	0.0
2,500,000	Thermo Fisher Scientific, Inc., 3.200%, 03/01/16	2,560,875	0.1
250,000	Thermo Fisher Scientific, Inc., 4.150%, 02/01/24	264,146	0.0
400,000	Thermo Fisher Scientific, Inc., 3.300%, 02/15/22	401,292	0.0
616,000	Tyco International Finance S.A., 3.375%, 10/15/15	628,324	0.0
250,000	Union Pacific Corp., 2.250%, 02/15/19	253,431	0.0
500,000	Union Pacific Corp., 2.750%, 04/15/23	496,915	0.0
250,000	Union Pacific Corp., 3.750%, 03/15/24	267,876	0.0
500,000	Union Pacific Corp., 4.250%, 04/15/43	529,450	0.0
250,000	Union Pacific Corp., 4.850%, 06/15/44	287,149	0.0
400,000	United Parcel Service, Inc., 1.125%, 10/01/17	398,328	0.0
500,000	United Technologies Corp., 1.800%, 06/01/17	506,866	0.0
750,000	United Technologies Corp., 3.100%, 06/01/22	766,509	0.0
500,000	United Technologies Corp., 4.500%, 06/01/42	546,604	0.0
406,000	United Technologies Corp., 6.125%, 07/15/38	537,433	0.0
2,790,000	Waste Management, Inc., 6.125%, 11/30/39	3,624,363	0.1
		66,321,293	1.7

	Technology: 1.2%
1,500,000	Apple Inc., 1.000%, 05/03/18	1,477,005	0.1
500,000	Apple Inc., 4.450%, 05/06/44	552,387	0.0
1,500,000	Apple, Inc., 0.450%, 05/03/16	1,499,181	0.1
250,000	Apple, Inc., 1.050%, 05/05/17	250,791	0.0
500,000	Apple, Inc., 2.100%, 05/06/19	505,989	0.0
1,000,000	Apple, Inc., 2.400%, 05/03/23	973,088	0.0
500,000	Apple, Inc., 2.850%, 05/06/21	511,923	0.0
500,000	Apple, Inc., 3.450%, 05/06/24	524,259	0.0
1,000,000	Apple, Inc., 3.850%, 05/04/43	1,003,304	0.1
600,000	Autodesk, Inc., 1.950%, 12/15/17	602,339	0.0
400,000	Autodesk, Inc., 3.600%, 12/15/22	396,207	0.0

See Accompanying Notes to Financial Statements

105

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

3,500,000	Broadcom Corp., 2.700%, 11/01/18	3,586,915	0.1
750,000	EMC Corp./MA, 1.875%, 06/01/18	748,130	0.0
750,000	EMC Corp./MA, 2.650%, 06/01/20	747,324	0.0
750,000	Hewlett-Packard Co., 2.125%, 09/13/15	756,098	0.0
1,950,000	Hewlett-Packard Co., 2.600%, 09/15/17	1,988,039	0.1
2,000,000	Hewlett-Packard Co., 3.750%, 12/01/20	2,070,564	0.1
1,000,000	International Business Machines Corp., 1.625%, 05/15/20	965,088	0.0
500,000	International Business Machines Corp., 1.875%, 05/15/19	498,828	0.0
7,040,000	International Business Machines Corp., 1.950%, 07/22/16	7,176,977	0.2
1,000,000	International Business Machines Corp., 3.375%, 08/01/23	1,023,660	0.1
600,000	Intel Corp., 1.350%, 12/15/17	599,082	0.0
750,000	Microsoft Corp., 1.000%, 05/01/18	741,106	0.0
1,000,000	Microsoft Corp., 2.375%, 05/01/23	983,332	0.0
750,000	Microsoft Corp., 3.625%, 12/15/23	804,106	0.0
250,000	Microsoft Corp., 4.875%, 12/15/43	295,476	0.0
300,000	NetApp Inc., 2.000%, 12/15/17	301,918	0.0
250,000	NetApp, Inc., 3.375%, 06/15/21	251,003	0.0
1,000,000	Oracle Corp., 1.200%, 10/15/17	996,921	0.1
500,000	Oracle Corp., 2.250%, 10/08/19	503,911	0.0
500,000	Oracle Corp., 2.500%, 10/15/22	487,902	0.0
750,000	Oracle Corp., 2.800%, 07/08/24	760,452	0.0
500,000	Oracle Corp., 3.400%, 07/08/21	511,643	0.0
600,000	Oracle Corp., 4.300%, 07/08/34	643,672	0.0
1,500,000	Oracle Corp., 5.375%, 07/15/40	1,806,125	0.1
4,220,000	Texas Instruments, Inc., 2.375%, 05/16/16	4,319,263	0.1
250,000	Xerox Corp., 2.750%, 03/15/19	250,871	0.0
400,000	Xerox Corp., 2.800%, 05/15/20	393,404	0.0
400,000	Xerox Corp., 2.950%, 03/15/17	411,246	0.0
400,000	Xerox Corp., 3.800%, 05/15/24	393,060	0.0
465,000	Xerox Corp., 6.350%, 05/15/18	526,187	0.0
250,000	Xilinx, Inc., 2.125%, 03/15/19	248,642	0.0

250,000	Xilinx, Inc., 3.000%, 03/15/21	249,869	0.0
		44,337,287	1.2

	Utilities: 2.1%
500,000	Alabama Power Co., 4.150%, 08/15/44	527,211	0.0
300,000	Ameren Illinois Co., 2.700%, 09/01/22	295,926	0.0
250,000	Ameren Illinois Co., 4.300%, 07/01/44	268,780	0.0
500,000	Appalachian Power Co., 4.400%, 05/15/44	527,606	0.0
400,000	Arizona Public Service Co., 3.350%, 06/15/24	413,857	0.0
500,000	Atmos Energy Corp., 4.125%, 10/15/44	520,540	0.0
1,000,000	Baltimore Gas & Electric Co., 3.350%, 07/01/23	1,026,891	0.1
250,000	CMS Energy Corp., 3.875%, 03/01/24	260,087	0.0
250,000	CMS Energy Corp., 4.875%, 03/01/44	274,604	0.0
500,000	Consolidated Edison Co. of New York, Inc., 4.450%, 03/15/44	543,011	0.0
400,000	Consolidated Edison Co. of New York, Inc., 4.625%, 12/01/54	440,170	0.0
300,000	Consumers Energy Co., 2.850%, 05/15/22	300,413	0.0
250,000	Delmarva Power & Light Co., 3.500%, 11/15/23	260,695	0.0
200,000	Dominion Gas Holdings LLC, 2.500%, 12/15/19	200,728	0.0
200,000	Dominion Gas Holdings LLC, 3.600%, 12/15/24	203,873	0.0
250,000	DTE Electric Co., 4.300%, 07/01/44	272,495	0.0
400,000	DTE Energy Co., 3.500%, 06/01/24	407,750	0.0
400,000	DTE Energy Co., 3.850%, 12/01/23	420,982	0.0
300,000	Duke Energy Corp., 1.625%, 08/15/17	300,412	0.0
400,000	Duke Energy Corp., 2.100%, 06/15/18	404,024	0.0
500,000	Duke Energy Corp., 3.950%, 10/15/23	531,077	0.0
1,500,000	Duke Energy Progress, Inc., 4.375%, 03/30/44	1,654,042	0.1
150,000	Duke Energy Progress, Inc., 4.150%, 12/01/44	160,148	0.0
500,000	Empresa Nacional de Electricidad SA/Chile, 4.250%, 04/15/24	504,671	0.0
400,000	Entergy Arkansas, Inc., 3.700%, 06/01/24	419,976	0.0
1,000,000	Entergy Corp., 4.700%, 01/15/17	1,053,660	0.1
5,260,000	Exelon Generation Co., LLC, 5.200%, 10/01/19	5,818,554	0.2
500,000	Florida Power & Light Co., 3.250%, 06/01/24	513,105	0.0
750,000	Florida Power & Light Co., 3.800%, 12/15/42	760,285	0.0

See Accompanying Notes to Financial Statements

106

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

2,000,000		Florida Power & Light Co., 4.050%, 06/01/42	2,126,802	0.1
500,000		NextEra Energy Capital Holdings, Inc., 1.200%, 06/01/15	500,989	0.0
1,000,000		Georgia Power Co., 0.750%, 08/10/15	1,000,873	0.0
250,000		ITC Holdings Corp., 3.650%, 06/15/24	254,019	0.0
500,000		Jersey Central Power & Light Co., 6.150%, 06/01/37	597,366	0.0
5,005,000		Kentucky Utilities Co., 5.125%, 11/01/40	6,023,983	0.2
3,765,000		Midamerican Energy Holdings Co., 6.125%, 04/01/36	4,745,376	0.1
2,000,000		Mississippi Power Co., 4.250%, 03/15/42	2,035,418	0.1
250,000	#	Monongahela Power Co., 5.400%, 12/15/43	301,374	0.0
500,000		Northern States Power Co/MN, 4.125%, 05/15/44	531,285	0.0
500,000		Northern States Power Co/WI, 3.300%, 06/15/24	510,700	0.0
3,595,000		Ohio Power Co., 5.375%, 10/01/21	4,164,599	0.1
250,000		Oklahoma Gas & Electric Co., 4.000%, 12/15/44	254,363	0.0
250,000		Oklahoma Gas & Electric Co., 4.550%, 03/15/44	280,579	0.0
750,000		Oncor Electric Delivery Co. LLC, 4.100%, 06/01/22	806,767	0.0
1,000,000		Pacific Gas & Electric Co., 3.250%, 06/15/23	1,003,745	0.0
3,850,000		Pacific Gas & Electric Co., 3.500%, 10/01/20	4,006,137	0.1
500,000		Pacific Gas & Electric Co., 4.750%, 02/15/44	552,154	0.0
500,000		Pacific Gas & Electric Co., 4.300%, 03/15/45	515,418	0.0
750,000		PECO Energy Co., 4.150%, 10/01/44	800,574	0.0
250,000		Piedmont Natural Gas Co., Inc., 4.100%, 09/18/34	268,637	0.0
500,000		PPL Capital Funding, Inc., 1.900%, 06/01/18	499,605	0.0
2,000,000		Progress Energy, Inc., 4.400%, 01/15/21	2,182,778	0.1
3,410,000		Public Service Co. of Colorado, 3.200%, 11/15/20	3,552,350	0.1
1,000,000		Public Service Electric & Gas Co., 2.375%, 05/15/23	963,513	0.0
750,000		Public Service Electric & Gas Co., 3.800%, 01/01/43	761,615	0.0
250,000		Public Service Electric & Gas Co., 4.000%, 06/01/44	258,776	0.0
2,700,000		SCANA Corp., 4.750%, 05/15/21	2,914,137	0.1

750,000		Sempra Energy, 3.550%, 06/15/24	758,474	0.0
1,906,146		Southaven Combined Cycle Generation LLC, 3.846%, 08/15/33	2,021,372	0.1
3,915,000		Southern California Edison Co., 3.875%, 06/01/21	4,257,265	0.1
500,000		Southern California Edison Co., 3.900%, 03/15/43	508,536	0.0
500,000		Southern California Edison Co., 4.650%, 10/01/43	568,615	0.0
5,920,000		Southern Co., 2.375%, 09/15/15	5,986,138	0.2
250,000	L	Union Electric Co., 3.500%, 04/15/24	261,102	0.0
300,000		Union Electric Co., 3.900%, 09/15/42	304,038	0.0
500,000		Virginia Electric and Power Co., 1.200%, 01/15/18	494,167	0.0
500,000		Virginia Electric and Power Co., 4.450%, 02/15/44	548,459	0.0
1,533,000		Virginia Electric and Power Co., 6.000%, 05/15/37	2,026,663	0.1
1,000,000		Westar Energy, Inc., 4.125%, 03/01/42	1,049,392	0.1
500,000		Westar Energy, Inc., 4.625%, 09/01/43	573,472	0.0
250,000		Wisconsin Electric Power Co., 4.250%, 06/01/44	270,017	0.0
500,000		Wisconsin Power & Light Co., 4.100%, 10/15/44	520,150	0.0
			81,847,365	2.1

		Total Corporate Bonds/Notes
		(Cost $942,840,127)	984,825,029	25.4

COLLATERALIZED MORTGAGE OBLIGATIONS: 1.6%
1,000,000		Banc of America Commercial Mortgage, Inc., 5.414%, 09/10/47	1,046,972	0.0
450,000		Banc of America Commercial Mortgage, Inc., 5.547%, 06/10/49	483,246	0.0
1,465,304		Banc of America Commercial Mortgage, Inc., 5.889%, 07/10/44	1,543,386	0.0
1,450,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.369%, 10/10/45	1,473,244	0.0
2,302,536		Bear Stearns Commercial Mortgage Securities, 5.575%, 04/12/38	2,388,965	0.1
3,000,000		Citigroup Commercial Mortgage Trust, 4.023%, 03/10/47	3,224,268	0.1
1,994,000		Citigroup Commercial Mortgage Trust, 5.710%, 12/10/49	2,164,478	0.1

See Accompanying Notes to Financial Statements

107

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

1,076,304		Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.226%, 07/15/44	1,094,113	0.0
2,000,000		Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.226%, 07/15/44	2,053,547	0.1
2,000,000		Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.226%, 07/15/44	2,054,020	0.1
947,432		Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.886%, 11/15/44	1,033,105	0.0
1,115,000		Commercial Mortgage Pass Through Certificates, 3.288%, 12/10/44	1,155,229	0.0
1,215,935		Commercial Mortgage Pass-through Certificates, 5.306%, 12/10/46	1,289,004	0.0
987,277		Credit Suisse Mortgage Capital Certificates, 5.311%, 12/15/39	1,041,232	0.0
2,000,000		Credit Suisse Mortgage Capital Certificates, 5.509%, 09/15/39	2,117,045	0.1
1,162,739		Credit Suisse Mortgage Capital Certificates, 5.898%, 09/15/39	1,251,923	0.0
1,038,728		CW Capital Cobalt Ltd., 5.766%, 05/15/46	1,128,321	0.0
605,000		DBUBS Mortgage Trust, 3.642%, 08/10/44	624,865	0.0
820,000	#	Ford Credit Auto Owner Trust/Ford Credit 2014-2 A, 2.310%, 04/15/26	823,129	0.0
1,500,000		GE Capital Commercial Mortgage Corp., 5.313%, 11/10/45	1,524,244	0.0
1,750,000		Greenwich Capital Commercial Funding Corp., 5.224%, 04/10/37	1,769,774	0.1
2,500,000		Greenwich Capital Commercial Funding Corp., 5.444%, 03/10/39	2,669,365	0.1
2,000,000		Greenwich Capital Commercial Funding Corp., 5.475%, 03/10/39	2,098,725	0.1
1,690,131		Greenwich Capital Commercial Funding Corp., 5.819%, 07/10/38	1,767,875	0.0
595,000		GS Mortgage Securities Corp. II, 2.773%, 11/10/45	593,026	0.0
162,259		GS Mortgage Securities Corp. II, 5.560%, 11/10/39	171,885	0.0
3,159,908		GS Mortgage Securities Corp. II, 5.796%, 08/10/45	3,424,108	0.1

1,136,173	JPMorgan Chase Commercial Mortgage Securities Corp., 5.336%, 05/15/47	1,207,742	0.0
2,210,592	JPMorgan Chase Commercial Mortgage Securities Corp., 5.440%, 06/12/47	2,352,730	0.1
505,557	JPMorgan Chase Commercial Mortgage Securities Corp., 5.688%, 02/12/51	524,930	0.0
1,750,000	JPMorgan Chase Commercial Mortgage Securities Corp., 5.698%, 02/12/49	1,879,653	0.1
1,735,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.204%, 12/12/49	1,850,975	0.1
410,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.882%, 08/12/49	447,645	0.0
330,000	Morgan Stanley Bank of America Merrill Lynch Trust, 1.689%, 12/15/48	328,322	0.0
3,200,000	Morgan Stanley Bank of America Merrill Lynch Trust, 3.134%, 12/15/48	3,252,723	0.1
1,000,000	Morgan Stanley Capital I Trust, 5.073%, 08/13/42	1,015,184	0.0
2,907,054	Morgan Stanley Capital I, 4.989%, 08/13/42	2,914,893	0.1
1,000,000	Morgan Stanley Capital I, 5.331%, 03/15/44	1,004,120	0.0
310,471	Wachovia Bank Commercial Mortgage Trust, 5.308%, 11/15/48	329,307	0.0
978,826	Wachovia Bank Commercial Mortgage Trust, 5.418%, 01/15/45	1,004,654	0.0
2,500,000	Wells Fargo Commercial Mortgage Trust, 1.844%, 10/15/45	2,518,381	0.1
320,000	WF-RBS Commercial Mortgage Trust, 3.667%, 11/15/44	339,591	0.0

	Total Collateralized Mortgage Obligations
	(Cost $58,057,363)	62,979,944	1.6

MUNICIPAL BONDS: 1.0%
	California: 0.2%
4,335,000	State of California, 7.550%, 04/01/39	6,682,142	0.2

	Connecticut: 0.1%
3,735,000	State of Connecticut, 5.850%, 03/15/32	4,691,646	0.1

See Accompanying Notes to Financial Statements

108

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

	Illinois: 0.1%
4,400,000	State of Illinois, 4.421%, 01/01/15	4,400,453	0.1

	New Jersey: 0.2%
3,425,000	New Jersey State Turnpike Authority, 7.102%, 01/01/41	5,004,199	0.1
2,335,000	Port Authority of New York & New Jersey, 4.926%, 10/01/51	2,666,710	0.1
		7,670,909	0.2

	New York: 0.1%
3,495,000	Metropolitan Transportation Authority, 6.814%, 11/15/40	4,869,199	0.1

	Ohio: 0.2%
3,355,000	American Municipal Power, Inc., 7.834%, 02/15/41	5,091,045	0.2

	Washington: 0.1%
3,900,000	State of Washington, 5.140%, 08/01/40	4,758,507	0.1

	Total Municipal Bonds
	(Cost $31,516,418)	38,163,901	1.0

ASSET-BACKED SECURITIES: 0.6%
	Automobile Asset-Backed Securities: 0.3%
115,591	Ally Auto Receivables Trust, 0.740%, 04/15/16	115,622	0.0
1,180,000	AmeriCredit Automobile Receivables Trust 2012-4, 1.930%, 08/08/18	1,187,711	0.1
131,761	Bank of America Auto Trust, 0.780%, 06/15/16	131,782	0.0
1,200,000	Capital Auto Receivables Asset Trust / Ally, 1.690%, 10/22/18	1,206,062	0.1
1,000,000	CarMax Auto Owner Trust, 1.610%, 10/15/19	999,024	0.0
1,000,000	Harley-Davidson Motorcycle Trust, 0.870%, 07/15/19	998,997	0.0
1,000,000	Honda Auto Receivables Owner Trust, 0.620%, 03/21/19	996,513	0.0
850,000	Hyundai Auto Receivables Trust 2013-C, 1.550%, 03/15/19	854,074	0.0
750,000	Hyundai Auto Receivables Trust 2013-C, 2.100%, 03/15/19	756,236	0.0
1,000,000	Mercedes-Benz Auto Receivables Trust 2014-1, 1.310%, 11/16/20	993,630	0.0

1,000,000		Nissan Auto Receivables Owner Trust, 0.750%, 07/15/19	997,957	0.0
1,300,000		Toyota Auto Receivables 2013-B Owner Trust, 1.460%, 01/15/19	1,311,530	0.1
108,955		Toyota Auto Receivables Owner Trust, 0.750%, 02/16/16	109,013	0.0
			10,658,151	0.3

		Credit Card Asset-Backed Securities: 0.3%
535,000		Capital One Multi-Asset Execution Trust, 5.750%, 07/15/20	595,565	0.0
1,000,000		Capital One Multi-Asset Execution Trust 2014-A5 A, 1.480%, 07/15/20	1,000,818	0.0
1,310,000		Chase Issuance Trust, 1.300%, 02/18/20	1,299,132	0.1
1,490,000		Chase Issuance Trust, 5.230%, 04/15/19	1,616,289	0.1
500,000		Citibank Credit Card Issuance Trust, 2.880%, 01/23/23	513,515	0.0
1,948,000		Citibank Credit Card Issuance Trust, 5.650%, 09/20/19	2,161,942	0.1
1,000,000		Discover Card Execution Note Trust, 2.120%, 12/15/21	1,003,298	0.0
1,000,000		Discover Card Execution Note Trust, 5.650%, 03/16/20	1,110,556	0.0
			9,301,115	0.3

		Other Asset-Backed Securities: 0.0%
251,588		AEP Texas Central Transition Funding, LLC, 0.880%, 12/01/18	251,513	0.0
500,000		AEP Texas Central Transition Funding, LLC, 1.976%, 06/01/21	499,711	0.0
338,892		PSE&G Transition Funding, LLC, 6.890%, 12/15/17	350,196	0.0
			1,101,420	0.0

		Total Asset-Backed Securities
		(Cost $21,236,369)	21,060,686	0.6

U.S. GOVERNMENT AGENCY OBLIGATIONS: 32.5%
		Federal Home Loan Bank: 0.2%
8,000,000		2.000%, due 04/15/21	7,819,176	0.2

		Federal Home Loan Mortgage Corporation: 5.8%##
7,735,000		1.000%, due 03/08/17	7,761,330	0.2
21,246,000		1.000%, due 09/29/17	21,211,390	0.6
8,405,000		2.500%, due 05/27/16	8,646,013	0.2
11,449,189		2.543%, due 02/01/42	11,969,945	0.3
37,400,000	W	3.500%, due 07/15/41	38,890,155	1.0
709,686		3.500%, due 01/01/42	739,590	0.0
3,717,536		3.500%, due 01/01/42	3,871,882	0.1
4,515,000		3.750%, due 03/27/19	4,915,855	0.1

See Accompanying Notes to Financial Statements

109

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

2,883,339		4.000%, due 01/01/25	3,071,312	0.1
419,351		4.000%, due 08/01/40	447,679	0.0
5,364,000	W	4.000%, due 10/15/40	5,703,755	0.2
3,689,064		4.000%, due 04/01/41	3,938,272	0.1
2,611,883		4.000%, due 05/01/41	2,788,324	0.1
141,201		4.000%, due 08/01/41	150,740	0.0
484,640		4.000%, due 12/01/41	517,379	0.0
2,459,394		4.000%, due 01/01/42	2,625,534	0.1
6,103,090		4.000%, due 03/01/42	6,515,373	0.2
5,175,352		4.000%, due 03/01/42	5,524,963	0.2
2,384,930		4.000%, due 02/01/44	2,574,620	0.1
1,965,897		4.000%, due 03/01/44	2,121,616	0.1
1,207,793		4.000%, due 03/01/44	1,301,021	0.0
1,813,784		4.000%, due 09/01/44	1,936,311	0.1
20,749		4.500%, due 04/01/23	22,309	0.0
254,486		4.500%, due 03/01/39	275,784	0.0
690,703		4.500%, due 08/01/39	748,984	0.0
1,473,450		4.500%, due 09/01/39	1,597,750	0.1
908,953		4.500%, due 09/01/39	985,623	0.0
1,022,984		4.500%, due 09/01/39	1,109,528	0.0
1,765,260		4.500%, due 10/01/39	1,912,809	0.1
2,426,257		4.500%, due 12/01/39	2,631,609	0.1
436,758		4.500%, due 03/01/40	473,961	0.0
1,459,923		4.500%, due 04/01/40	1,584,247	0.1
278,431		4.500%, due 06/01/40	302,164	0.0
2,144,018		4.500%, due 07/01/40	2,326,593	0.1
1,635,201		4.500%, due 07/01/40	1,774,839	0.1
1,551,110		4.500%, due 08/01/40	1,683,552	0.1
449,592		4.500%, due 08/01/40	487,895	0.0
516,702		4.500%, due 03/01/41	560,780	0.0
1,932,880		4.500%, due 03/01/41	2,097,881	0.1
656,257		4.500%, due 04/01/41	712,375	0.0
1,695,903		4.500%, due 06/01/41	1,840,719	0.1
1,574,986		4.500%, due 07/01/41	1,709,933	0.1
831,937		4.500%, due 08/01/41	905,159	0.0
7,341,073		4.500%, due 08/01/41	7,971,584	0.2
49,288		5.000%, due 03/01/34	54,664	0.0
355,448		5.000%, due 12/01/34	393,792	0.0
275,093		5.000%, due 08/01/35	304,253	0.0
1,293,848		5.000%, due 08/01/35	1,432,329	0.1
805,667		5.000%, due 10/01/35	888,938	0.0
393,435		5.000%, due 10/01/35	435,066	0.0
426,095		5.000%, due 10/01/35	470,272	0.0
949,958		5.000%, due 12/01/35	1,050,262	0.0
122,796		5.000%, due 04/01/36	135,479	0.0
417,721		5.000%, due 11/01/36	462,103	0.0
296,291		5.000%, due 02/01/37	326,792	0.0
244,299		5.000%, due 05/01/37	269,360	0.0
3,431,606		5.000%, due 10/01/37	3,794,214	0.1
628,829		5.000%, due 03/01/38	694,830	0.0
900,782		5.000%, due 03/01/38	993,705	0.0
2,094,825		5.000%, due 03/01/38	2,309,653	0.1
613,549		5.000%, due 04/01/38	676,414	0.0
64,546		5.000%, due 10/01/38	71,159	0.0
235,441		5.000%, due 06/01/40	260,749	0.0
493,802		5.000%, due 08/01/40	547,019	0.0
1,507,021		5.000%, due 04/01/41	1,668,938	0.1
110,121		5.200%, due 08/01/37	121,970	0.0
190,000		5.400%, due 03/17/21	200,419	0.0
201,988		5.490%, due 02/01/37	225,309	0.0
1,161,848		5.500%, due 12/01/24	1,261,570	0.0
276,387		5.500%, due 09/01/34	312,151	0.0
271,323		5.500%, due 01/01/35	304,166	0.0
152,221		5.500%, due 09/01/35	171,497	0.0
2,838,774		5.500%, due 09/01/35	3,191,333	0.1
1,760,779		5.500%, due 10/01/35	1,977,289	0.1
1,178,147		5.500%, due 03/01/36	1,322,090	0.0
233,757		5.500%, due 03/01/36	261,628	0.0
175,209		5.500%, due 05/01/36	195,664	0.0
817,315		5.500%, due 06/01/36	922,325	0.0

412,908	5.500%, due 07/01/36	462,923	0.0
63,870	5.500%, due 07/01/36	71,483	0.0
14,517	5.500%, due 07/01/36	16,390	0.0
110,576	5.500%, due 10/01/36	123,813	0.0
409,730	5.500%, due 11/01/36	458,499	0.0
269,109	5.500%, due 12/01/36	300,482	0.0
158,464	5.500%, due 12/01/36	177,364	0.0
116,830	5.500%, due 12/01/36	130,445	0.0
319,058	5.500%, due 02/01/37	357,072	0.0
39,545	5.500%, due 02/01/37	44,121	0.0
96,343	5.500%, due 05/01/37	107,780	0.0
15,238	5.500%, due 06/01/37	17,029	0.0
217,503	5.500%, due 12/01/37	242,699	0.0
84,412	5.500%, due 03/01/38	94,486	0.0
18,861	5.500%, due 06/01/38	21,087	0.0
43,402	5.500%, due 06/01/38	48,575	0.0
26,895	5.500%, due 08/01/38	30,069	0.0
5,003	5.500%, due 10/01/38	5,603	0.0
2,715,949	5.500%, due 11/01/38	3,060,885	0.1
64,875	5.500%, due 12/01/38	72,557	0.0
50,870	5.500%, due 12/01/38	56,743	0.0
47,808	5.500%, due 12/01/38	53,504	0.0
453,504	5.500%, due 01/01/39	507,380	0.0
72,816	5.500%, due 01/01/39	81,485	0.0
251,355	5.500%, due 01/01/40	281,153	0.0
330,661	5.500%, due 01/01/40	370,187	0.0
228,173	5.500%, due 03/01/40	255,197	0.0
197,627	5.500%, due 01/01/41	220,931	0.0
168,391	5.750%, due 05/01/37	189,107	0.0
127,845	5.750%, due 06/01/37	143,547	0.0
312,981	5.800%, due 07/01/37	351,926	0.0
380,173	5.800%, due 08/01/37	427,559	0.0
95,285	5.800%, due 09/01/37	107,196	0.0
279,461	5.800%, due 09/01/37	314,398	0.0
15,940	6.000%, due 04/01/28	18,227	0.0
144,850	6.000%, due 07/01/28	163,922	0.0
1,191	6.000%, due 04/01/36	1,360	0.0
9,796	6.000%, due 04/01/36	11,174	0.0
37,519	6.000%, due 04/01/36	42,883	0.0
121,108	6.000%, due 06/01/36	138,257	0.0
40,836	6.000%, due 07/01/36	46,582	0.0
12,669	6.000%, due 08/01/36	14,417	0.0
40,569	6.000%, due 08/01/36	46,227	0.0
316,485	6.000%, due 08/01/36	359,975	0.0
210,161	6.000%, due 01/01/37	238,641	0.0
158,896	6.000%, due 02/01/37	180,150	0.0
11,269	6.000%, due 04/01/37	12,744	0.0
4,658	6.000%, due 06/01/37	5,263	0.0
81,779	6.000%, due 06/01/37	92,371	0.0
30,330	6.000%, due 07/01/37	34,278	0.0
1,281	6.000%, due 07/01/37	1,450	0.0
114,227	6.000%, due 08/01/37	129,202	0.0
78,791	6.000%, due 08/01/37	89,200	0.0
7,982	6.000%, due 08/01/37	9,017	0.0
25,180	6.000%, due 08/01/37	28,466	0.0
376,642	6.000%, due 08/01/37	426,248	0.0
340,246	6.000%, due 08/01/37	384,637	0.0
34,656	6.000%, due 08/01/37	39,197	0.0
15,808	6.000%, due 08/01/37	17,897	0.0
27,190	6.000%, due 09/01/37	30,751	0.0
68,483	6.000%, due 09/01/37	77,587	0.0
8,502	6.000%, due 09/01/37	9,606	0.0
20,108	6.000%, due 10/01/37	22,814	0.0
32,698	6.000%, due 10/01/37	36,953	0.0
45,630	6.000%, due 10/01/37	51,669	0.0
67,236	6.000%, due 10/01/37	76,092	0.0
82,046	6.000%, due 11/01/37	92,717	0.0
11,762	6.000%, due 11/01/37	13,285	0.0
13,763	6.000%, due 11/01/37	15,558	0.0
243,246	6.000%, due 12/01/37	275,031	0.0

See Accompanying Notes to Financial Statements

110

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

8,806	6.000%, due 12/01/37	9,966	0.0
134,937	6.000%, due 12/01/37	152,499	0.0
140,778	6.000%, due 01/01/38	159,109	0.0
7,254	6.000%, due 01/01/38	8,201	0.0
79,874	6.000%, due 01/01/38	90,401	0.0
10,894	6.000%, due 02/01/38	12,318	0.0
127,980	6.000%, due 02/01/38	144,616	0.0
108,992	6.000%, due 05/01/38	123,280	0.0
6,705	6.000%, due 06/01/38	7,583	0.0
169,844	6.000%, due 07/01/38	192,086	0.0
203,267	6.000%, due 07/01/38	229,773	0.0
99,853	6.000%, due 08/01/38	112,923	0.0
901,114	6.000%, due 09/01/38	1,018,774	0.0
37,420	6.000%, due 09/01/38	42,348	0.0
92,187	6.000%, due 09/01/38	104,126	0.0
4,168	6.000%, due 09/01/38	4,715	0.0
43,343	6.000%, due 11/01/38	49,066	0.0
427,266	6.000%, due 01/01/39	482,998	0.0
680,477	6.000%, due 04/01/39	769,545	0.0
152,869	6.000%, due 08/01/39	172,946	0.0
228,195	6.000%, due 10/01/39	258,238	0.0
57,122	6.000%, due 11/01/39	64,585	0.0
429,307	6.000%, due 11/01/39	485,973	0.0
89,361	6.000%, due 11/01/39	101,089	0.0
8,637	6.000%, due 12/01/39	9,764	0.0
315,038	6.000%, due 05/01/40	356,458	0.0
101,506	6.150%, due 12/01/37	115,934	0.0
66,886	6.150%, due 12/01/37	76,328	0.0
372,718	6.150%, due 01/01/38	422,485	0.0
180,096	6.150%, due 02/01/38	203,958	0.0
209,812	6.150%, due 02/01/38	237,696	0.0
840,000	6.250%, due 07/15/32	1,229,976	0.0
34,385	6.500%, due 06/01/36	39,099	0.0
5,155	6.500%, due 08/01/36	5,938	0.0
131,810	6.500%, due 10/01/36	149,876	0.0
9,988	6.500%, due 10/01/36	11,396	0.0
70,386	6.500%, due 07/01/37	80,028	0.0
1,474	6.500%, due 08/01/37	1,676	0.0
47,244	6.500%, due 09/01/37	54,558	0.0
31,152	6.500%, due 09/01/37	35,420	0.0
16,355	6.500%, due 10/01/37	18,595	0.0
62,934	6.500%, due 11/01/37	71,663	0.0
83,240	6.500%, due 01/01/38	94,655	0.0
37,983	6.500%, due 02/01/38	43,192	0.0
97,807	6.500%, due 02/01/38	111,221	0.0
23,444	6.500%, due 04/01/38	27,512	0.0
73,775	6.500%, due 04/01/38	83,879	0.0
1,603	6.500%, due 05/01/38	1,822	0.0
12,362	6.500%, due 05/01/38	14,205	0.0
7,046	6.500%, due 07/01/38	8,013	0.0
6,023	6.500%, due 08/01/38	6,848	0.0
9,019	6.500%, due 09/01/38	10,256	0.0
15,636	6.500%, due 10/01/38	17,775	0.0
952	6.500%, due 10/01/38	1,083	0.0
37,496	6.500%, due 11/01/38	42,633	0.0
24,143	6.500%, due 12/01/38	27,446	0.0
7,639	6.500%, due 12/01/38	8,684	0.0
15,954	6.500%, due 12/01/38	18,142	0.0
159,271	6.500%, due 12/01/38	181,017	0.0
841,897	6.500%, due 12/01/38	1,015,357	0.0
9,307	6.500%, due 01/01/39	11,221	0.0
2,540,000	6.750%, due 03/15/31	3,825,095	0.1
		224,552,124	5.8

	Federal National Mortgage Association: 17.8%##
6,025,000	1.375%, due 11/15/16	6,108,585	0.2
20,400,000	2.230%, due 12/06/22	19,795,528	0.5
5,000,000	2.250%, due 03/15/16	5,109,135	0.1
8,750,000	2.375%, due 04/11/16	8,968,067	0.2
9,386,213	2.500%, due 09/01/27	9,585,384	0.3

46,046,000	W	2.500%, due 12/25/27	46,794,251	1.2
2,965,860		3.000%, due 12/01/26	3,091,607	0.1
2,354,732		3.000%, due 01/01/27	2,454,566	0.1
2,150,700		3.000%, due 01/01/27	2,238,724	0.1
101,346,000	W	3.000%, due 11/25/42	102,270,389	2.7
50,739,927		3.000%, due 05/01/43	51,418,979	1.3
16,645,723		3.000%, due 07/01/43	16,866,452	0.5
3,800,000	W	3.500%, due 01/25/26	4,014,640	0.1
635,325		3.500%, due 08/01/26	672,295	0.0
734,094		3.500%, due 08/01/26	776,969	0.0
74,265		3.500%, due 09/01/26	78,604	0.0
480,534		3.500%, due 10/01/26	508,209	0.0
1,329,551		3.500%, due 10/01/26	1,407,523	0.1
2,559,578		3.500%, due 11/01/26	2,709,036	0.1
2,624,809		3.500%, due 12/01/26	2,777,884	0.1
2,767,056		3.500%, due 12/01/26	2,928,310	0.1
3,005,967		3.500%, due 01/01/27	3,179,090	0.1
2,548,268		3.500%, due 03/01/41	2,661,794	0.1
38,386,000	W	3.500%, due 07/25/41	39,913,955	1.0
3,146,456		3.500%, due 12/01/41	3,287,593	0.1
5,354,322		3.500%, due 01/01/42	5,594,501	0.2
24,368,668		3.500%, due 11/01/42	25,438,606	0.7
56,200		4.000%, due 11/01/20	59,574	0.0
65,376		4.000%, due 07/01/22	69,287	0.0
25,145		4.000%, due 04/01/23	26,703	0.0
14,672		4.000%, due 05/01/23	15,573	0.0
30,743		4.000%, due 07/01/23	32,618	0.0
115,913		4.000%, due 03/01/24	123,111	0.0
91,479		4.000%, due 03/01/24	97,183	0.0
76,102		4.000%, due 04/01/24	80,775	0.0
2,330		4.000%, due 04/01/24	2,473	0.0
509,726		4.000%, due 07/01/24	542,045	0.0
167,855		4.000%, due 07/01/24	178,904	0.0
8,232		4.000%, due 08/01/24	8,771	0.0
156,993		4.000%, due 01/01/25	167,299	0.0
134,661		4.000%, due 02/01/25	143,559	0.0
686,397		4.000%, due 02/01/25	731,953	0.0
536,841		4.000%, due 06/01/25	571,893	0.0
12,921		4.000%, due 07/01/25	13,810	0.0
73,304		4.000%, due 09/01/25	78,362	0.0
67,164		4.000%, due 09/01/25	71,481	0.0
950,892		4.000%, due 12/01/25	1,013,017	0.0
866,062		4.000%, due 02/01/26	927,964	0.0
152,756		4.000%, due 03/01/26	163,683	0.0
257,601		4.000%, due 04/01/26	276,038	0.0
541,064		4.000%, due 04/01/26	579,612	0.0
1,818,361		4.000%, due 04/01/26	1,948,320	0.1
929,975		4.000%, due 05/01/26	996,343	0.0
383,793		4.000%, due 09/01/26	407,966	0.0
63,284,000	W	4.000%, due 08/25/40	67,545,040	1.8
1,632,138		4.000%, due 10/01/40	1,751,286	0.1
475,330		4.000%, due 10/01/40	508,147	0.0
3,198,810		4.000%, due 12/01/40	3,433,089	0.1
2,901,799		4.000%, due 12/01/40	3,101,754	0.1
6,441,782		4.000%, due 02/01/41	6,885,154	0.2
1,210,171		4.000%, due 03/01/41	1,293,464	0.0
1,052,645		4.000%, due 04/01/41	1,125,096	0.0
1,428,350		4.000%, due 08/01/41	1,532,673	0.1
885,660		4.000%, due 09/01/41	946,618	0.0
7,533,760		4.000%, due 11/01/41	8,052,290	0.2
1,581,423		4.000%, due 12/01/41	1,690,269	0.1
2,653,379		4.000%, due 01/01/42	2,836,004	0.1
1,732,589		4.000%, due 07/01/42	1,851,839	0.1
1,349,939		4.000%, due 07/01/42	1,442,852	0.1
3,341,807		4.000%, due 07/01/43	3,606,731	0.1
1,635,081		4.000%, due 02/01/44	1,763,268	0.1
3,922,626		4.000%, due 02/01/44	4,230,295	0.1
1,436,298		4.000%, due 03/01/44	1,550,199	0.1
15,375,315		4.000%, due 08/01/44	16,433,562	0.4
39,847		4.500%, due 05/01/19	41,987	0.0

See Accompanying Notes to Financial Statements

111

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

13,759	4.500%, due 05/01/19	14,469	0.0
34,476	4.500%, due 01/01/20	36,463	0.0
29,071	4.500%, due 08/01/20	30,757	0.0
4,040	4.500%, due 06/01/22	4,248	0.0
3,038	4.500%, due 07/01/22	3,192	0.0
51,421	4.500%, due 11/01/22	54,738	0.0
11,901	4.500%, due 02/01/23	12,514	0.0
82,041	4.500%, due 02/01/23	86,233	0.0
406,393	4.500%, due 03/01/23	437,313	0.0
7,197	4.500%, due 03/01/23	7,665	0.0
1,869	4.500%, due 03/01/23	2,011	0.0
3,881	4.500%, due 04/01/23	4,169	0.0
230,942	4.500%, due 04/01/23	248,328	0.0
75,095	4.500%, due 04/01/23	80,744	0.0
207,803	4.500%, due 04/01/23	223,454	0.0
53,368	4.500%, due 04/01/23	57,426	0.0
2,815	4.500%, due 05/01/23	3,028	0.0
5,947	4.500%, due 05/01/23	6,394	0.0
293,276	4.500%, due 05/01/23	315,387	0.0
4,609	4.500%, due 05/01/23	4,955	0.0
5,819	4.500%, due 07/01/23	6,118	0.0
29,796	4.500%, due 01/01/24	31,785	0.0
0	4.500%, due 05/01/24	0	–
949,565	4.500%, due 07/01/24	1,027,300	0.0
1,253,605	4.500%, due 08/01/24	1,355,575	0.1
43,693	4.500%, due 09/01/24	47,235	0.0
43,863	4.500%, due 09/01/24	47,160	0.0
187,966	4.500%, due 09/01/24	203,189	0.0
636,273	4.500%, due 09/01/24	686,910	0.0
170,341	4.500%, due 10/01/24	181,913	0.0
94,326	4.500%, due 10/01/24	100,470	0.0
433,902	4.500%, due 10/01/24	469,060	0.0
209,453	4.500%, due 11/01/24	226,318	0.0
10,002	4.500%, due 11/01/24	10,523	0.0
56,102	4.500%, due 11/01/24	59,104	0.0
285,274	4.500%, due 11/01/24	303,810	0.0
40,855	4.500%, due 11/01/24	44,173	0.0
20,688	4.500%, due 11/01/24	22,164	0.0
227,350	4.500%, due 12/01/24	245,810	0.0
552,250	4.500%, due 12/01/24	597,072	0.0
456,886	4.500%, due 01/01/25	494,050	0.0
301,288	4.500%, due 01/01/25	325,662	0.0
6,244	4.500%, due 01/01/25	6,750	0.0
951,701	4.500%, due 05/01/25	1,027,328	0.0
71,831	4.500%, due 08/01/25	77,451	0.0
1,142,002	4.500%, due 01/01/26	1,234,287	0.0
537,677	4.500%, due 04/01/26	581,360	0.0
11,119	4.500%, due 06/01/34	12,136	0.0
52,493	4.500%, due 05/01/35	57,478	0.0
4,719	4.500%, due 03/01/38	5,123	0.0
14,376	4.500%, due 05/01/38	15,606	0.0
2,851	4.500%, due 05/01/38	3,095	0.0
38,047	4.500%, due 06/01/38	41,517	0.0
10,180	4.500%, due 07/01/38	11,051	0.0
26,911	4.500%, due 07/01/38	29,212	0.0
39,962	4.500%, due 09/01/38	43,379	0.0
1,334,456	4.500%, due 03/01/39	1,450,620	0.1
61,123	4.500%, due 04/01/39	66,422	0.0
83,890	4.500%, due 04/01/39	91,154	0.0
3,050,281	4.500%, due 06/01/39	3,318,109	0.1
2,702,515	4.500%, due 07/01/39	2,937,268	0.1
1,446,030	4.500%, due 07/01/39	1,573,049	0.1
2,055,886	4.500%, due 07/01/39	2,236,107	0.1
4,186,607	4.500%, due 09/01/39	4,549,790	0.1
2,794,790	4.500%, due 10/01/39	3,038,752	0.1
1,376,284	4.500%, due 12/01/39	1,496,392	0.1
1,149,793	4.500%, due 12/01/39	1,249,564	0.0
955,197	4.500%, due 12/01/39	1,038,598	0.0
611,140	4.500%, due 03/01/40	664,256	0.0
1,590,976	4.500%, due 09/01/40	1,729,226	0.1

693,625	4.500%, due 10/01/40	753,915	0.0
706,281	4.500%, due 10/01/40	767,647	0.0
945,889	4.500%, due 10/01/40	1,028,272	0.0
1,901,362	4.500%, due 03/01/41	2,066,321	0.1
2,149,024	4.500%, due 04/01/41	2,335,817	0.1
778,004	4.500%, due 06/01/41	846,190	0.0
1,059,554	4.500%, due 06/01/41	1,151,743	0.0
6,854,226	4.500%, due 06/01/41	7,454,470	0.2
831,246	4.500%, due 06/01/41	903,439	0.0
444,978	4.500%, due 07/01/41	483,792	0.0
11,008,779	4.500%, due 07/01/41	12,023,491	0.3
333,585	4.500%, due 07/01/41	362,630	0.0
685,279	4.500%, due 08/01/41	744,968	0.0
2,841,197	4.500%, due 08/01/41	3,088,555	0.1
3,521,878	4.500%, due 08/01/41	3,827,828	0.1
125	5.000%, due 02/01/15	128	0.0
11,705	5.000%, due 04/01/16	12,324	0.0
192,712	5.000%, due 01/01/18	203,070	0.0
83,693	5.000%, due 01/01/18	88,197	0.0
164,913	5.000%, due 02/01/18	173,785	0.0
30,656	5.000%, due 04/01/18	32,307	0.0
1,914	5.000%, due 02/01/20	2,055	0.0
3,547	5.000%, due 06/01/21	3,780	0.0
26,522	5.000%, due 11/01/21	28,401	0.0
44,478	5.000%, due 01/01/22	47,423	0.0
2,519	5.000%, due 02/01/22	2,685	0.0
4,727	5.000%, due 04/01/22	5,090	0.0
7,289	5.000%, due 06/01/22	7,806	0.0
100,221	5.000%, due 06/01/22	108,245	0.0
573	5.000%, due 06/01/22	604	0.0
56,021	5.000%, due 06/01/22	60,429	0.0
49,257	5.000%, due 07/01/22	51,941	0.0
1,475	5.000%, due 07/01/22	1,556	0.0
46,904	5.000%, due 08/01/22	49,478	0.0
15,753	5.000%, due 09/01/22	16,620	0.0
60,317	5.000%, due 12/01/22	63,576	0.0
3,337	5.000%, due 01/01/23	3,603	0.0
55,611	5.000%, due 01/01/23	59,258	0.0
474,387	5.000%, due 02/01/23	512,402	0.0
151,968	5.000%, due 02/01/23	164,087	0.0
2,197	5.000%, due 02/01/23	2,370	0.0
19,154	5.000%, due 03/01/23	20,680	0.0
70,912	5.000%, due 03/01/23	76,581	0.0
25,099	5.000%, due 03/01/23	26,468	0.0
2,821	5.000%, due 03/01/23	3,046	0.0
143,684	5.000%, due 03/01/23	154,434	0.0
22,199	5.000%, due 04/01/23	24,209	0.0
98,651	5.000%, due 04/01/23	106,521	0.0
88,629	5.000%, due 04/01/23	95,561	0.0
14,620	5.000%, due 04/01/23	15,414	0.0
32,125	5.000%, due 05/01/23	34,691	0.0
33,869	5.000%, due 05/01/23	36,562	0.0
12,567	5.000%, due 05/01/23	13,551	0.0
10,442	5.000%, due 06/01/23	11,016	0.0
34,059	5.000%, due 06/01/23	35,916	0.0
28,687	5.000%, due 06/01/23	30,817	0.0
62,746	5.000%, due 06/01/23	67,456	0.0
125,686	5.000%, due 06/01/23	132,546	0.0
657,386	5.000%, due 07/01/23	709,807	0.0
249,451	5.000%, due 08/01/23	263,053	0.0
1,104	5.000%, due 09/01/23	1,190	0.0
31,948	5.000%, due 02/01/24	34,469	0.0
238,019	5.000%, due 03/01/24	259,942	0.0
87,206	5.000%, due 04/01/24	91,976	0.0
31,585	5.000%, due 04/01/24	34,131	0.0
127,137	5.000%, due 05/01/24	136,764	0.0
200,347	5.000%, due 06/01/24	215,478	0.0
883,903	5.000%, due 08/01/24	932,455	0.0
391,666	5.000%, due 07/01/33	434,017	0.0
128,584	5.000%, due 02/01/34	142,051	0.0

See Accompanying Notes to Financial Statements

112

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

80,536	5.000%, due 11/01/34	89,211	0.0
5,206,650	5.000%, due 02/01/35	5,768,182	0.2
1,014,831	5.000%, due 06/01/35	1,123,827	0.0
65,518	5.000%, due 08/01/35	72,470	0.0
329,018	5.000%, due 09/01/35	364,068	0.0
1,260,718	5.000%, due 09/01/35	1,400,115	0.1
769,050	5.000%, due 09/01/35	850,435	0.0
96,829	5.000%, due 10/01/35	107,207	0.0
1,203,458	5.000%, due 03/01/36	1,332,450	0.1
1,521,830	5.000%, due 03/01/36	1,682,425	0.1
393,467	5.000%, due 04/01/36	434,736	0.0
13,037	5.000%, due 05/01/36	14,429	0.0
1,084,006	5.000%, due 05/01/36	1,198,413	0.0
196,106	5.000%, due 06/01/36	216,973	0.0
162,530	5.000%, due 12/01/36	179,933	0.0
480,243	5.000%, due 12/01/36	530,997	0.0
480,540	5.000%, due 07/01/37	532,289	0.0
425,448	5.000%, due 01/01/38	471,516	0.0
1,604,521	5.000%, due 02/01/38	1,777,312	0.1
769,850	5.000%, due 02/01/38	852,453	0.0
1,066,664	5.000%, due 08/01/38	1,180,971	0.0
348,158	5.000%, due 07/01/40	386,028	0.0
804,882	5.000%, due 07/01/40	890,530	0.0
11,310,000	5.375%, due 06/12/17	12,512,886	0.3
5,012	5.500%, due 04/01/15	5,290	0.0
5,445	5.500%, due 06/01/15	5,747	0.0
13,138	5.500%, due 04/01/16	13,867	0.0
60,597	5.500%, due 11/01/16	63,962	0.0
10,568	5.500%, due 01/01/17	11,157	0.0
25,371	5.500%, due 01/01/17	26,783	0.0
40,078	5.500%, due 02/01/17	42,312	0.0
49,896	5.500%, due 10/01/17	52,714	0.0
18,151	5.500%, due 11/01/17	19,173	0.0
102,332	5.500%, due 11/01/17	108,097	0.0
20	5.500%, due 02/01/18	21	0.0
22,805	5.500%, due 09/01/18	24,106	0.0
63,125	5.500%, due 07/01/20	66,668	0.0
2,486	5.500%, due 04/01/21	2,719	0.0
13,562	5.500%, due 10/01/21	14,334	0.0
6,920	5.500%, due 11/01/21	7,317	0.0
530,660	5.500%, due 11/01/21	580,205	0.0
143,572	5.500%, due 11/01/21	156,891	0.0
164,021	5.500%, due 12/01/21	173,446	0.0
351,192	5.500%, due 12/01/21	381,944	0.0
390,978	5.500%, due 12/01/21	419,369	0.0
11,820	5.500%, due 01/01/22	12,568	0.0
11,574	5.500%, due 01/01/22	12,652	0.0
82,589	5.500%, due 01/01/22	88,599	0.0
71,255	5.500%, due 02/01/22	77,880	0.0
5,381	5.500%, due 04/01/22	5,880	0.0
60,029	5.500%, due 06/01/22	65,388	0.0
61,807	5.500%, due 06/01/22	67,950	0.0
7,462	5.500%, due 07/01/22	8,140	0.0
79,383	5.500%, due 07/01/22	86,724	0.0
2,766	5.500%, due 07/01/22	2,926	0.0
6,783	5.500%, due 08/01/22	7,221	0.0
33,458	5.500%, due 09/01/22	36,443	0.0
138,433	5.500%, due 09/01/22	151,283	0.0
140,887	5.500%, due 11/01/22	148,822	0.0
28,796	5.500%, due 01/01/23	30,449	0.0
23,462	5.500%, due 01/01/23	25,636	0.0
21,105	5.500%, due 02/01/23	23,203	0.0
18,275	5.500%, due 03/01/23	19,709	0.0
11,003	5.500%, due 04/01/23	11,979	0.0
29,187	5.500%, due 06/01/23	30,864	0.0
92,420	5.500%, due 08/01/23	100,993	0.0
5,737	5.500%, due 08/01/23	6,155	0.0
37,964	5.500%, due 08/01/23	41,327	0.0
16,003	5.500%, due 08/01/23	17,483	0.0
99,670	5.500%, due 09/01/23	108,913	0.0

34,805	5.500%, due 10/01/23	36,836	0.0
191,554	5.500%, due 11/01/23	207,664	0.0
9,550	5.500%, due 11/01/23	10,144	0.0
8,486	5.500%, due 11/01/23	9,034	0.0
212,197	5.500%, due 02/01/24	229,766	0.0
6,430	5.500%, due 03/01/24	6,800	0.0
15,291	5.500%, due 07/01/24	16,544	0.0
145,359	5.500%, due 07/01/24	156,425	0.0
311,087	5.500%, due 05/01/25	329,108	0.0
178,486	5.500%, due 08/01/25	188,962	0.0
8,101	5.500%, due 07/01/27	9,054	0.0
1,883	5.500%, due 08/01/27	2,105	0.0
271,667	5.500%, due 03/01/34	305,678	0.0
342,297	5.500%, due 04/01/34	385,160	0.0
126,697	5.500%, due 11/01/34	142,515	0.0
115,644	5.500%, due 12/01/34	130,211	0.0
1,603,135	5.500%, due 02/01/35	1,801,429	0.1
203,382	5.500%, due 05/01/35	228,300	0.0
1,673,208	5.500%, due 09/01/35	1,877,288	0.1
259,772	5.500%, due 09/01/35	291,218	0.0
270,738	5.500%, due 04/01/36	303,345	0.0
329,737	5.500%, due 04/01/36	368,698	0.0
77,018	5.500%, due 05/01/36	86,200	0.0
267,398	5.500%, due 06/01/36	299,319	0.0
769,598	5.500%, due 07/01/36	865,043	0.0
466,131	5.500%, due 11/01/36	521,924	0.0
716,212	5.500%, due 12/01/36	802,137	0.0
135,565	5.500%, due 12/01/36	152,251	0.0
1,635,317	5.500%, due 12/01/36	1,829,880	0.1
225,678	5.500%, due 01/01/37	253,113	0.0
1,030,708	5.500%, due 03/01/37	1,151,905	0.0
2,105,502	5.500%, due 03/01/37	2,353,080	0.1
201,813	5.500%, due 03/01/37	225,660	0.0
882,854	5.500%, due 08/01/37	989,946	0.0
3,761	5.500%, due 01/01/38	4,203	0.0
3,051	5.500%, due 01/01/38	3,410	0.0
9,720	5.500%, due 01/01/38	10,863	0.0
39,241	5.500%, due 03/01/38	43,859	0.0
78,029	5.500%, due 05/01/38	87,204	0.0
144,263	5.500%, due 06/01/38	161,227	0.0
699,844	5.500%, due 06/01/38	782,136	0.0
3,521,049	5.500%, due 09/01/38	3,936,518	0.1
932,095	5.500%, due 12/01/38	1,041,696	0.0
252,564	5.500%, due 06/01/39	282,262	0.0
83,922	5.500%, due 04/01/40	95,656	0.0
163,167	5.500%, due 05/01/40	182,513	0.0
266,711	5.500%, due 06/01/40	298,485	0.0
36,972	5.500%, due 07/01/40	41,340	0.0
177,116	5.700%, due 07/01/36	199,969	0.0
22,073	5.700%, due 07/01/36	24,645	0.0
50,227	5.700%, due 08/01/36	56,371	0.0
98,217	6.000%, due 10/01/18	104,965	0.0
28,346	6.000%, due 01/01/34	32,366	0.0
8,551	6.000%, due 07/01/34	9,684	0.0
154,409	6.000%, due 12/01/34	176,380	0.0
149,706	6.000%, due 05/01/35	171,001	0.0
157,333	6.000%, due 01/01/36	179,520	0.0
213,986	6.000%, due 01/01/36	242,576	0.0
66,508	6.000%, due 02/01/36	75,561	0.0
74,486	6.000%, due 03/01/36	84,379	0.0
31,709	6.000%, due 03/01/36	36,160	0.0
39,926	6.000%, due 04/01/36	45,578	0.0
79,461	6.000%, due 04/01/36	90,411	0.0
915,000	6.000%, due 04/18/36	975,845	0.0
170,610	6.000%, due 05/01/36	193,999	0.0
1,315	6.000%, due 06/01/36	1,494	0.0
32,437	6.000%, due 08/01/36	36,883	0.0
5,729	6.000%, due 08/01/36	6,487	0.0
80,719	6.000%, due 09/01/36	91,402	0.0
181,134	6.000%, due 09/01/36	205,726	0.0

See Accompanying Notes to Financial Statements

113

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

226,168	6.000%, due 09/01/36	256,793	0.0
74,286	6.000%, due 09/01/36	84,226	0.0
47,908	6.000%, due 10/01/36	54,299	0.0
52,153	6.000%, due 10/01/36	59,055	0.0
305,852	6.000%, due 12/01/36	347,379	0.0
1,002,083	6.000%, due 12/01/36	1,137,001	0.0
81,041	6.000%, due 01/01/37	91,767	0.0
28,231	6.000%, due 02/01/37	32,037	0.0
11,114	6.000%, due 04/01/37	12,598	0.0
320,958	6.000%, due 07/01/37	364,722	0.0
11,017	6.000%, due 08/01/37	12,498	0.0
73,752	6.000%, due 08/01/37	83,693	0.0
11,777	6.000%, due 08/01/37	13,336	0.0
77,046	6.000%, due 09/01/37	87,290	0.0
62,484	6.000%, due 09/01/37	70,948	0.0
4,473	6.000%, due 09/01/37	5,075	0.0
48,426	6.000%, due 09/01/37	54,946	0.0
118,768	6.000%, due 09/01/37	134,512	0.0
1,930	6.000%, due 09/01/37	2,185	0.0
14,821	6.000%, due 09/01/37	16,815	0.0
4,991	6.000%, due 10/01/37	5,662	0.0
1,558	6.000%, due 10/01/37	1,768	0.0
17,918	6.000%, due 10/01/37	20,462	0.0
4,327	6.000%, due 10/01/37	4,899	0.0
11,575	6.000%, due 11/01/37	13,143	0.0
61,436	6.000%, due 11/01/37	69,728	0.0
48,940	6.000%, due 11/01/37	55,417	0.0
39,566	6.000%, due 11/01/37	44,803	0.0
128,337	6.000%, due 11/01/37	145,764	0.0
8,099	6.000%, due 11/01/37	9,171	0.0
165,915	6.000%, due 11/01/37	188,587	0.0
36,512	6.000%, due 12/01/37	41,482	0.0
185,502	6.000%, due 12/01/37	210,052	0.0
32,945	6.000%, due 12/01/37	37,403	0.0
90,270	6.000%, due 12/01/37	102,466	0.0
9,379	6.000%, due 01/01/38	10,621	0.0
42,728	6.000%, due 01/01/38	48,474	0.0
61,913	6.000%, due 01/01/38	70,137	0.0
1,718	6.000%, due 02/01/38	1,946	0.0
244,270	6.000%, due 02/01/38	277,195	0.0
18,121	6.000%, due 03/01/38	20,521	0.0
139,820	6.000%, due 03/01/38	158,324	0.0
1,052,985	6.000%, due 04/01/38	1,196,347	0.0
71,817	6.000%, due 04/01/38	81,455	0.0
75,704	6.000%, due 05/01/38	85,895	0.0
119,261	6.000%, due 05/01/38	135,352	0.0
7,203	6.000%, due 06/01/38	8,175	0.0
44,610	6.000%, due 07/01/38	50,557	0.0
145,347	6.000%, due 07/01/38	164,702	0.0
8,661	6.000%, due 08/01/38	9,847	0.0
2,167	6.000%, due 08/01/38	2,454	0.0
297,653	6.000%, due 09/01/38	337,145	0.0
47,249	6.000%, due 09/01/38	54,323	0.0
58,844	6.000%, due 09/01/38	66,693	0.0
6,259	6.000%, due 10/01/38	7,088	0.0
203,136	6.000%, due 10/01/38	230,020	0.0
329,779	6.000%, due 10/01/38	374,708	0.0
423,625	6.000%, due 10/01/38	479,689	0.0
24,372	6.000%, due 10/01/38	27,597	0.0
47,654	6.000%, due 05/01/39	53,960	0.0
2,238,502	6.000%, due 10/01/39	2,541,232	0.1
66,242	6.000%, due 11/01/39	75,027	0.0
31,776	6.500%, due 04/01/28	36,213	0.0
1,569	6.500%, due 04/01/30	1,808	0.0
37,422	6.500%, due 08/01/32	42,651	0.0
122,105	6.500%, due 02/01/34	139,173	0.0
13,733	6.500%, due 11/01/34	16,381	0.0
56,957	6.500%, due 01/01/36	64,913	0.0
70,810	6.500%, due 03/01/36	83,271	0.0
230,013	6.500%, due 04/01/36	262,168	0.0

4,924	6.500%, due 05/01/36	5,628	0.0
20,273	6.500%, due 06/01/36	23,108	0.0
187,351	6.500%, due 07/01/36	213,657	0.0
343,631	6.500%, due 07/01/36	391,566	0.0
4,670	6.500%, due 07/01/36	5,358	0.0
9,994	6.500%, due 07/01/36	11,398	0.0
28,832	6.500%, due 07/01/36	32,851	0.0
75,759	6.500%, due 07/01/36	87,078	0.0
6,051	6.500%, due 08/01/36	6,897	0.0
9,666	6.500%, due 08/01/36	11,018	0.0
4,702,864	6.500%, due 08/25/36	5,240,989	0.2
379,645	6.500%, due 09/01/36	432,700	0.0
23,060	6.500%, due 09/01/36	26,283	0.0
3,937	6.500%, due 09/01/36	4,487	0.0
32,398	6.500%, due 09/01/36	36,914	0.0
12,672	6.500%, due 11/01/36	14,442	0.0
6,199	6.500%, due 11/01/36	7,100	0.0
384	6.500%, due 11/01/36	438	0.0
15,055	6.500%, due 12/01/36	17,160	0.0
7,524	6.500%, due 12/01/36	8,574	0.0
7,223	6.500%, due 12/01/36	8,233	0.0
58,275	6.500%, due 01/01/37	66,416	0.0
72,913	6.500%, due 01/01/37	84,518	0.0
1,401	6.500%, due 01/01/37	1,596	0.0
141,770	6.500%, due 01/01/37	162,797	0.0
68,099	6.500%, due 02/01/37	77,631	0.0
39,119	6.500%, due 03/01/37	44,588	0.0
135,626	6.500%, due 03/01/37	154,521	0.0
177	6.500%, due 03/01/37	202	0.0
214,701	6.500%, due 03/01/37	250,328	0.0
24,059	6.500%, due 03/01/37	27,418	0.0
2,303	6.500%, due 04/01/37	2,625	0.0
11,390	6.500%, due 04/01/37	12,979	0.0
163,075	6.500%, due 04/01/37	185,874	0.0
3,685	6.500%, due 07/01/37	4,199	0.0
9,959	6.500%, due 08/01/37	11,354	0.0
12,552	6.500%, due 08/01/37	15,064	0.0
10,210	6.500%, due 08/01/37	11,638	0.0
52,935	6.500%, due 09/01/37	60,331	0.0
3,235	6.500%, due 09/01/37	3,687	0.0
26,194	6.500%, due 09/01/37	29,851	0.0
7,745	6.500%, due 09/01/37	8,827	0.0
218,470	6.500%, due 09/01/37	249,014	0.0
1,409	6.500%, due 09/01/37	1,605	0.0
321,507	6.500%, due 09/01/37	366,342	0.0
4,569	6.500%, due 09/01/37	5,342	0.0
65,645	6.500%, due 10/01/37	74,827	0.0
102,141	6.500%, due 10/01/37	116,399	0.0
4,248	6.500%, due 10/01/37	4,841	0.0
20,271	6.500%, due 10/01/37	23,101	0.0
8,685	6.500%, due 10/01/37	9,899	0.0
309,034	6.500%, due 11/01/37	352,106	0.0
54,127	6.500%, due 12/01/37	61,684	0.0
43,580	6.500%, due 12/01/37	49,665	0.0
3,697	6.500%, due 12/01/37	4,214	0.0
1,621	6.500%, due 12/01/37	1,848	0.0
3,183	6.500%, due 12/01/37	3,628	0.0
373,058	6.500%, due 12/01/37	425,172	0.0
12,128	6.500%, due 12/01/37	13,824	0.0
1,525	6.500%, due 12/01/37	1,738	0.0
1,015	6.500%, due 01/01/38	1,157	0.0
39,567	6.500%, due 01/01/38	45,097	0.0
65,614	6.500%, due 01/01/38	78,535	0.0
1,565	6.500%, due 01/01/38	1,783	0.0
669,998	6.500%, due 02/01/38	802,167	0.0
145,590	6.500%, due 03/01/38	165,898	0.0
182,819	6.500%, due 04/01/38	208,339	0.0
18,804	6.500%, due 05/01/38	22,585	0.0
1,715	6.500%, due 06/01/38	1,955	0.0
76,897	6.500%, due 08/01/38	87,648	0.0

See Accompanying Notes to Financial Statements

114

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

632,416	6.500%, due 08/01/38	720,798	0.0
277,436	6.500%, due 08/01/38	318,629	0.0
114,134	6.500%, due 09/01/38	130,082	0.0
38,700	6.500%, due 09/01/38	44,111	0.0
14,975	6.500%, due 09/01/38	17,068	0.0
12,202	6.500%, due 10/01/38	13,905	0.0
102,849	6.500%, due 10/01/38	117,230	0.0
65,505	6.500%, due 10/01/38	74,653	0.0
795,393	6.500%, due 10/01/38	906,470	0.0
175,883	6.500%, due 11/01/38	200,461	0.0
4,892	6.500%, due 01/01/39	5,575	0.0
151,666	6.500%, due 01/01/39	182,350	0.0
76,283	6.500%, due 03/01/39	87,056	0.0
10,967	6.500%, due 08/01/39	12,497	0.0
5,899	6.500%, due 09/01/39	6,724	0.0
805,000	6.625%, due 11/15/30	1,197,285	0.0
3,430,000	7.125%, due 01/15/30	5,236,025	0.2
1,560,000	7.250%, due 05/15/30	2,431,887	0.1
		689,673,946	17.8

	Government National Mortgage Association: 7.9%
14,348,977	1.625%, due 02/20/41	14,933,091	0.4
35,163,000	3.000%, due 01/15/43	35,961,310	0.9
96,174,000	3.500%, due 10/20/41	100,960,160	2.6
5,670,959	3.500%, due 01/20/43	5,963,209	0.2
4,279,242	4.000%, due 08/20/42	4,594,271	0.1
6,833,456	4.000%, due 10/20/42	7,336,602	0.2
0	4.000%, due 08/20/44	0	–
31,110,691	4.000%, due 10/20/44	33,434,118	0.9
19,100,000	4.000%, due 12/20/44	20,511,610	0.5
1,000,000	4.397%, due 05/16/51	1,082,236	0.0
3,282,557	4.500%, due 07/20/40	3,607,802	0.1
3,286,526	4.500%, due 02/20/41	3,607,420	0.1
3,916,187	4.500%, due 05/20/41	4,295,783	0.1
4,433,678	4.500%, due 06/20/41	4,861,878	0.1
7,000,000	4.500%, due 06/20/41	7,649,414	0.2
8,056,892	4.500%, due 07/20/41	8,833,435	0.2
3,204,658	4.500%, due 09/20/41	3,511,780	0.1
7,534,001	4.500%, due 10/20/41	8,256,448	0.2
0	4.500%, due 12/20/41	0	–
37,359	5.000%, due 10/15/37	41,347	0.0
4,859	5.000%, due 04/15/38	5,360	0.0
188,111	5.000%, due 03/15/39	207,969	0.0
326,558	5.000%, due 08/15/39	361,479	0.0
3,191,202	5.000%, due 09/15/39	3,521,146	0.1
2,816,705	5.000%, due 09/15/39	3,115,816	0.1
2,271,273	5.000%, due 02/15/40	2,513,253	0.1
2,593,503	5.000%, due 04/15/40	2,876,398	0.1
3,729,606	5.000%, due 06/15/40	4,124,904	0.1
275,007	5.000%, due 07/15/40	304,155	0.0
2,021,959	5.000%, due 04/15/42	2,228,088	0.1
2,266,700	5.000%, due 04/20/42	2,523,540	0.1
106,792	5.500%, due 07/20/38	119,488	0.0
1,352,577	5.500%, due 09/20/39	1,515,885	0.0
93,653	5.500%, due 10/20/39	106,103	0.0
2,190,313	5.500%, due 11/20/39	2,453,641	0.1
50,818	5.500%, due 11/20/39	57,590	0.0
30,874	5.500%, due 12/20/40	34,507	0.0
90,559	5.500%, due 01/20/41	102,259	0.0
326,011	5.500%, due 03/20/41	368,595	0.0
986,174	5.500%, due 04/20/41	1,114,103	0.0
1,661,686	5.500%, due 05/20/41	1,878,558	0.1
1,493,979	5.500%, due 06/20/41	1,689,561	0.0
46,846	6.000%, due 10/15/36	53,513	0.0
131,105	6.000%, due 08/15/37	151,358	0.0
236,867	6.000%, due 11/15/37	267,963	0.0
24,217	6.000%, due 12/15/37	27,395	0.0
104,397	6.000%, due 01/15/38	118,031	0.0
118,953	6.000%, due 01/15/38	134,483	0.0

418,651	6.000%, due 02/15/38	473,201	0.0
2,695	6.000%, due 02/15/38	3,047	0.0
82,230	6.000%, due 02/15/38	92,873	0.0
5,047	6.000%, due 04/15/38	5,798	0.0
765,782	6.000%, due 05/15/38	865,770	0.0
541,210	6.000%, due 05/15/38	611,869	0.0
97,459	6.000%, due 07/15/38	110,184	0.0
137,162	6.000%, due 09/15/38	155,071	0.0
203,742	6.000%, due 11/15/38	230,626	0.0
2,318,346	6.000%, due 08/20/40	2,649,586	0.1
8,431	7.000%, due 12/15/37	9,164	0.0
		306,624,244	7.9

	Other U.S. Agency Obligations: 0.8%
22,990,000	1.100%, due 11/06/18	22,552,431	0.6
1,500,000	1.875%, due 08/15/22	1,455,998	0.0
75,000	5.125%, due 08/25/16	80,591	0.0
10,000	6.150%, due 01/15/38	14,327	0.0
5,000,000	7.125%, due 05/01/30	7,428,460	0.2
		31,531,807	0.8

	Total U.S. Government Agency Obligations
	(Cost $1,238,490,257)	1,260,201,297	32.5

FOREIGN GOVERNMENT BONDS: 3.7%
5,100,000	Asian Development Bank, 2.625%, 02/09/15	5,112,845	0.1
3,000,000	Colombia Government International Bond, 4.000%, 02/26/24	3,075,000	0.1
1,950,000	Colombia Government International Bond, 7.375%, 09/18/37	2,642,250	0.1
2,964,000	Corp Andina de Fomento, 4.375%, 06/15/22	3,196,046	0.1
2,000,000	European Investment Bank, 4.000%, 02/16/21	2,238,806	0.1
3,775,000	Export-Import Bank of Korea, 3.750%, 10/20/16	3,944,226	0.1
1,000,000	Export-Import Bank of Korea, 4.000%, 01/14/24	1,083,149	0.0
10,010,000	Brazil Government International Bond, 6.000%, 01/17/17	10,810,800	0.3
1,000,000	Inter-American Development Bank, 3.200%, 08/07/42	996,236	0.0
1,000,000	International Finance Corp., 1.250%, 07/16/18	995,909	0.0
3,695,000	International Finance Corp., 2.250%, 04/11/16	3,775,115	0.1
3,700,000	Japan Finance Corp., 2.500%, 05/18/16	3,793,081	0.1
3,810,000	Korea Development Bank, 3.250%, 03/09/16	3,903,158	0.1
10,000,000	KFW, 2.625%, 01/25/22	10,356,960	0.3
3,285,000	Landwirtschaftliche Rentenbank, 3.125%, 07/15/15	3,333,799	0.1

See Accompanying Notes to Financial Statements

115

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

12,080,000		Mexico Government International Bond, 4.750%, 03/08/44	12,653,800	0.3
2,710,000		Nordic Investment Bank, 5.000%, 02/01/17	2,940,098	0.1
3,695,000		Oesterreichische Kontrollbank AG, 4.875%, 02/16/16	3,869,825	0.1
1,460,000		Panama Government International Bond, 8.875%, 09/30/27	2,127,950	0.0
2,000,000		Pemex Project Funding Master Trust, 6.625%, 06/15/38	2,305,000	0.1
4,000,000		Peru Government International Bond, 6.550%, 03/14/37	5,210,000	0.1
155,000		Peruvian Government International Bond, 7.125%, 03/30/19	184,062	0.0
3,755,000		Petrobras International Finance Co., 5.750%, 01/20/20	3,632,227	0.1
125,000	#	Petroleos Mexicanos, 4.250%, 01/15/25	124,500	0.0
500,000		Petroleos Mexicanos, 4.875%, 01/18/24	520,750	0.0
500,000	#	Petroleos Mexicanos, 5.500%, 06/27/44	512,500	0.0
3,680,000	L	Petroleos Mexicanos, 6.000%, 03/05/20	4,149,200	0.1
4,000,000		Philippine Government International Bond, 6.375%, 01/15/32	5,255,000	0.1
3,405,000		Poland Government International Bond, 5.125%, 04/21/21	3,838,456	0.1
7,395,000		Province of British Columbia Canada, 2.100%, 05/18/16	7,554,015	0.2
13,308,000		Province of Ontario Canada, 4.400%, 04/14/20	14,827,481	0.4
7,395,000		Republic of Italy, 4.500%, 01/21/15	7,409,002	0.2
500,000		Republic of Korea, 4.125%, 06/10/44	585,270	0.0
3,140,000		South Africa Government Bond, 5.500%, 03/09/20	3,454,006	0.1
3,000,000		Uruguay Government International Bond, 4.500%, 08/14/24	3,157,500	0.1

		Total Foreign Government Bonds
		(Cost $140,228,398)	143,568,022	3.7

U.S. TREASURY OBLIGATIONS: 39.1%
		U.S. Treasury Bonds: 4.1%
15,979,000		3.125%, due 08/15/44	17,206,139	0.4
9,582,000		2.750%, due 11/15/42	9,583,495	0.2
2,882,000		3.125%, due 02/15/43	3,097,475	0.1
23,645,000		3.500%, due 02/15/39	27,189,906	0.7
18,888,000		3.625%, due 08/15/43	22,233,235	0.6
14,092,000		3.625%, due 02/15/44	16,601,038	0.4
13,251,000		3.750%, due 11/15/43	15,944,676	0.4
7,845,000		3.875%, due 08/15/40	9,589,289	0.3

26,505,000		4.375%, due 05/15/40	34,881,004	0.9
2,150,000		6.000%, due 02/15/26	2,947,517	0.1
			159,273,774	4.1

		U.S. Treasury Notes: 35.0%
30,000,000		0.625%, due 12/31/16	29,970,690	0.8
2,915,000		1.000%, due 12/15/17	2,908,508	0.1
26,756,000		1.375%, due 09/30/18	26,726,729	0.7
22,318,000	L	1.500%, due 11/30/19	22,173,290	0.6
2,317,000		1.625%, due 04/30/19	2,324,966	0.1
25,914,000		1.875%, due 11/30/21	25,766,212	0.7
64,877,000		2.250%, due 11/15/24	65,323,029	1.7
2,748,000		0.250%, due 01/31/15	2,748,492	0.1
9,397,600		0.250%, due 07/31/15	9,404,940	0.2
14,708,000		0.250%, due 09/15/15	14,714,604	0.4
25,975,000		0.250%, due 10/15/15	25,979,052	0.7
3,465,000		0.250%, due 10/31/15	3,465,541	0.1
2,142,000		0.250%, due 11/30/15	2,142,084	0.1
27,732,000		0.250%, due 12/15/15	27,734,163	0.7
893,600		0.250%, due 12/31/15	893,461	0.0
19,048,000		0.375%, due 04/15/15	19,064,362	0.5
1,368,100		0.375%, due 06/30/15	1,370,024	0.0
5,914,000		0.375%, due 08/31/15	5,921,854	0.2
9,440,000		0.375%, due 11/15/15	9,449,591	0.2
5,000,000		0.375%, due 01/15/16	5,004,490	0.1
15,697,000		0.375%, due 02/15/16	15,701,897	0.4
33,823,000		0.375%, due 03/15/16	33,824,319	0.9
6,248,000		0.500%, due 06/15/16	6,252,030	0.2
5,000,000		0.500%, due 07/31/16	5,001,465	0.1
12,990,000		0.500%, due 08/31/16	12,981,375	0.3
30,595,000		0.500%, due 09/30/16	30,553,177	0.8
51,172,000		0.625%, due 07/15/16	51,270,967	1.3
13,521,000		0.625%, due 08/15/16	13,538,956	0.3
7,054,000		0.625%, due 10/15/16	7,056,067	0.2
16,290,000		0.625%, due 11/15/16	16,289,365	0.4
9,514,500		0.625%, due 12/15/16	9,509,115	0.2
9,340,000		0.625%, due 02/15/17	9,315,193	0.2
36,269,100		0.625%, due 09/30/17	35,869,560	0.9
13,873,000		0.750%, due 01/15/17	13,884,376	0.4
6,188,000		0.750%, due 03/15/17	6,186,069	0.2
1,952,000		0.750%, due 10/31/17	1,935,835	0.0
2,285,600		0.750%, due 12/31/17	2,260,959	0.1
21,817,000		0.750%, due 02/28/18	21,515,315	0.6
2,784,000		0.875%, due 04/15/17	2,787,914	0.1
3,547,000		0.875%, due 05/15/17	3,548,107	0.1
3,885,000		0.875%, due 06/15/17	3,882,117	0.1
6,000,000		0.875%, due 08/15/17	5,984,298	0.2
2,768,000		0.875%, due 10/15/17	2,756,756	0.1
1,864,000		0.875%, due 11/15/17	1,854,462	0.0
1,918,000		0.875%, due 01/31/18	1,902,192	0.0
27,497,000		1.000%, due 08/31/19	26,748,339	0.7
46,620,000		1.250%, due 10/31/15	47,006,993	1.2
29,467,000		1.250%, due 11/30/18	29,250,594	0.8
1,000		1.250%, due 10/31/19	984	0.0
3,534,000		1.250%, due 02/29/20	3,459,729	0.1
933,000		1.375%, due 01/31/20	920,135	0.0
19,814,000		1.500%, due 12/31/18	19,844,949	0.5
11,925,000		1.500%, due 01/31/19	11,930,593	0.3
5,048,000		1.500%, due 02/28/19	5,050,367	0.1
6,540,000		1.500%, due 03/31/19	6,539,235	0.2
5,304,000		1.500%, due 05/31/19	5,291,981	0.1
4,475,000		1.625%, due 03/31/19	4,494,229	0.1
30,000,000		1.625%, due 06/30/19	30,079,680	0.8
19,814,000		1.625%, due 07/31/19	19,844,949	0.5
12,097,000		1.625%, due 08/31/19	12,108,819	0.3
8,876,000		1.625%, due 08/15/22	8,628,093	0.2
22,705,000		1.750%, due 09/30/19	22,836,258	0.6
28,376,000		1.750%, due 10/31/20	28,246,322	0.7
108,163,000		1.875%, due 09/30/17	110,660,051	2.9
24,900,000		2.000%, due 11/30/20	25,113,991	0.6

See Accompanying Notes to Financial Statements

116

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

12,097,000		2.000%, due 02/28/21	12,178,752	0.3
20,498,000		2.125%, due 01/31/21	20,795,856	0.5
3,700,000		2.125%, due 09/30/21	3,740,759	0.1
9,810,000		2.250%, due 03/31/21	10,013,862	0.3
8,794,000		2.250%, due 04/30/21	8,974,004	0.2
72,155,000		2.375%, due 07/31/17	74,773,433	1.9
19,590,000		2.375%, due 12/31/20	20,168,512	0.5
13,230,000		2.500%, due 08/15/23	13,649,126	0.4
9,874,000		2.500%, due 05/15/24	10,165,589	0.3
18,650,000		2.625%, due 04/30/18	19,497,997	0.5
26,255,000		2.750%, due 02/15/19	27,626,220	0.7
36,569,500		2.750%, due 11/15/23	38,480,841	1.0
42,052,000		2.750%, due 02/15/24	44,230,167	1.1
9,190,000		3.500%, due 05/15/20	10,025,720	0.3
4,025,000		8.125%, due 08/15/19	5,204,828	0.1
			1,356,329,925	35.0

		Total U.S. Treasury Obligations
		(Cost $1,486,522,731)	1,515,603,699	39.1

		Total Long-Term Investments
		(Cost $3,918,891,663)	4,026,402,578	103.9

SHORT-TERM INVESTMENTS: 8.6%
		Commercial Paper: 6.6%
15,000,000		Apache Disc, 0.490%, 01/30/15	14,993,999	0.4
20,000,000		Autozone Inc Disc, 0.390%, 01/23/15	19,995,145	0.5
5,000,000		Autozone Inc Disc, 0.420%, 01/22/15	4,998,747	0.1
25,000,000	#	Barton Capital LLC, 0.198%, 07/06/15	24,997,500	0.6
10,000,000		Campbell Soup, 0.220%, 02/11/15	9,997,521	0.3
9,000,000		Campbell Soup, 0.220%, 02/24/15	8,997,079	0.2
2,000,000		Campbell Soup, 0.240%, 03/09/15	1,999,100	0.0
30,000,000		Concord Min CP, 0.270%, 04/07/15	29,978,700	0.8
30,000,000		Crown PT C, 0.230%, 04/07/15	29,981,700	0.8
7,000,000		Devon Disc, 0.490%, 01/26/15	6,997,573	0.2
5,000,000		Dominion Res Inc, 0.280%, 01/21/15	4,999,208	0.1
8,275,000		Dominion Res Inc, 0.290%, 01/09/15	8,274,414	0.2
10,000,000		Dominion Res Inc, 0.300%, 02/26/15	9,995,328	0.3
10,000,000		Mondelez Intl Inc, 0.310%, 03/27/15	9,992,700	0.3
16,700,000	#	Old Line Funding LLC, 0.199%, 10/02/14	16,699,753	0.4
7,108,000		Pacific Gas + Elec, 0.510%, 01/09/15	7,107,112	0.2
7,400,000	#	Thunder Bay Funding LLC, 0.199%, 10/16/14	7,399,890	0.2
20,000,000	#	Thunder Bay Funding LLC, 0.202%, 04/10/15	19,999,000	0.5
15,000,000		Vodafone, 0.320%, 04/08/15	14,986,950	0.4
5,000,000		Vodafone, 0.430%, 06/29/15	4,989,500	0.1
			257,380,919	6.6

	Securities Lending Collateralcc: 0.9%
7,983,731	Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $7,983,770, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $8,143,406, due 01/01/15-09/01/49)	7,983,731	0.2
7,983,731	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $7,983,797, collateralized by various U.S. Government Securities, 0.625%-3.125%, Market Value plus accrued interest $8,143,406, due 09/30/17-02/15/42)	7,983,731	0.2
1,680,690	Nomura Securities, Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $1,680,697, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $1,714,304, due 01/07/15-10/20/64)	1,680,690	0.1
7,983,731	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $7,983,770, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.375%-7.250%, Market Value plus accrued interest $8,143,406, due 11/15/15-07/15/56)	7,983,731	0.2

See Accompanying Notes to Financial Statements

117

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

7,983,731	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $7,983,797, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $8,144,206, due 04/15/16-02/15/42)	7,983,731	0.2
		33,615,614	0.9

Shares		Value	Percentage of Net Assets
	Financial: 0.2%
6,100,000	Credit Suisse""
	(Cost $6,102,240)	6,102,240	0.2

	Mutual Funds: 0.9%
36,676,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $36,676,000)	36,676,000	0.9

	Total Short-Term Investments
	(Cost $333,774,773)	333,774,773	8.6

	Total Investments in Securities (Cost $4,252,666,436)	$4,360,177,351	112.5
	Liabilities in Excess of Other Assets	(485,035,756)	(12.5)
	Net Assets	$3,875,141,595	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2014.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
cc	Represents securities purchased with cash collateral received for securities on loan.
W	Settlement is on a when-issued or delayed-delivery basis.
L	Loaned security, a portion or all of the security is on loan at December 31, 2014.

Cost for federal income tax purposes is $4,255,637,269.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$119,550,430
Gross Unrealized Depreciation	(15,010,348)

Net Unrealized Appreciation	$104,540,082

See Accompanying Notes to Financial Statements

118

Voya Index Plus LargeCap Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.5%
		Consumer Discretionary: 12.3%
8,249	@	Amazon.com, Inc.	2,560,077	0.3
8,555	@	Chipotle Mexican Grill, Inc.	5,855,983	0.8
190,925		Comcast Corp. – Class A	11,075,559	1.4
76,026		Delphi Automotive PLC	5,528,611	0.7
42,531	@	DirecTV Group	3,687,438	0.5
28,111	@	Dollar Tree, Inc.	1,978,452	0.3
74,283		Gap, Inc.	3,128,057	0.4
140,021		Hilton Worldwide Holdings, Inc.	3,653,148	0.5
107,914		Home Depot, Inc.	11,327,733	1.5
55,969		Lowe's Cos, Inc.	3,850,667	0.5
101,596		Macy's, Inc.	6,679,937	0.9
31,054		McDonald's Corp.	2,909,760	0.4
64,049		Michael Kors Holdings Ltd.	4,810,080	0.6
89,549		Nike, Inc.	8,610,136	1.1
41,630		Ross Stores, Inc.	3,924,044	0.5
30,246	@	Ulta Salon Cosmetics & Fragrance, Inc.	3,866,649	0.5
116,850		Walt Disney Co.	11,006,101	1.4
			94,452,432	12.3

		Consumer Staples: 10.6%
198,506		Altria Group, Inc.	9,780,390	1.3
90,292		Archer-Daniels-Midland Co.	4,695,184	0.6
78,091		Coca-Cola Co.	3,297,002	0.4
173,765		ConAgra Foods, Inc.	6,304,194	0.8
28,637		Costco Wholesale Corp.	4,059,295	0.5
106,738		CVS Caremark Corp.	10,279,937	1.3
54,946		Dr Pepper Snapple Group, Inc.	3,938,529	0.5
49,341		Kimberly-Clark Corp.	5,700,859	0.8
53,210	@	Monster Beverage Corp.	5,765,303	0.8
105,646		PepsiCo, Inc.	9,989,886	1.3
30,897		Philip Morris International, Inc.	2,516,561	0.3
136,041		Procter & Gamble Co.	12,391,975	1.6
31,369		Wal-Mart Stores, Inc.	2,693,970	0.4
			81,413,085	10.6

		Energy: 7.9%
58,432		Anadarko Petroleum Corp.	4,820,640	0.6
81,953	@	Cameron International Corp.	4,093,552	0.5
53,768		Chevron Corp.	6,031,694	0.8
21,841		ConocoPhillips	1,508,340	0.2
41,632		EOG Resources, Inc.	3,833,058	0.5
223,813		ExxonMobil Corp.	20,691,512	2.7
32,934		Hess Corp.	2,431,188	0.3
88,139		Occidental Petroleum Corp.	7,104,885	0.9
58,702		Royal Dutch Shell PLC - Class A ADR	3,930,099	0.5
33,766		Schlumberger Ltd.	2,883,954	0.4

77,670		Valero Energy Corp.	3,844,665	0.5
			61,173,587	7.9

		Financials: 16.7%
36,179		Ameriprise Financial, Inc.	4,784,673	0.6
20,352		Aon PLC	1,929,980	0.2
342,443		Bank of America Corp.	6,126,305	0.8
59,210	@	Berkshire Hathaway, Inc. – Class B	8,890,382	1.2
123,930		Blackstone Group LP	4,192,552	0.5
34,812		Capital One Financial Corp.	2,873,731	0.4
69,651		Charles Schwab Corp.	2,102,764	0.3
64,269		Citigroup, Inc.	3,477,596	0.4
89,017		Discover Financial Services	5,829,723	0.8
41,378		Extra Space Storage, Inc.	2,426,406	0.3
282,690		Fifth Third Bancorp.	5,759,809	0.7
40,110		HCP, Inc.	1,766,043	0.2
241,264		Host Hotels & Resorts, Inc.	5,734,845	0.7
55,375		Invesco Ltd.	2,188,420	0.3
240,923		JPMorgan Chase & Co.	15,076,961	2.0
71,257		Lincoln National Corp.	4,109,391	0.5
205,091		Navient Corp.	4,432,017	0.6
45,891		ProLogis, Inc.	1,974,690	0.3
56,892		Prudential Financial, Inc.	5,146,450	0.7
539,402		Regions Financial Corp.	5,696,085	0.7
117,572		Starwood Property Trust, Inc.	2,732,373	0.4
48,346		Travelers Cos., Inc.	5,117,424	0.7
61,269		UnumProvident Corp.	2,137,063	0.3
108,578		Weingarten Realty Investors	3,791,544	0.5
253,060		Wells Fargo & Co.	13,872,749	1.8
174,904		XL Group PLC	6,011,450	0.8
			128,181,426	16.7

		Health Care: 14.1%
106,490		AbbVie, Inc.	6,968,706	0.9
6,373	@	Actavis PLC	1,640,474	0.2
21,750		Aetna, Inc.	1,932,052	0.3
12,547	@	Alexion Pharmaceuticals, Inc.	2,321,571	0.3
44,610		Amgen, Inc.	7,105,927	0.9
35,961		Anthem, Inc.	4,519,219	0.6
52,225		Bristol-Myers Squibb Co.	3,082,842	0.4
65,087		Cardinal Health, Inc.	5,254,473	0.7
16,537		Celgene Corp.	1,849,829	0.2
45,840		Cigna Corp.	4,717,394	0.6
35,157	@	Edwards Lifesciences Corp.	4,478,299	0.6
89,291	@	Gilead Sciences, Inc.	8,416,570	1.1
96,112		Johnson & Johnson	10,050,432	1.3
118,806		Medtronic, Inc.	8,577,793	1.1
219,503		Merck & Co., Inc.	12,465,575	1.6
67,918	@	Mylan Laboratories	3,828,538	0.5
445,564		Pfizer, Inc.	13,879,319	1.8
76,415		UnitedHealth Group, Inc.	7,724,792	1.0
			108,813,805	14.1

Voya Index Plus LargeCap Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

		Industrials: 9.2%
11,889		3M Co.	1,953,600	0.3
87,843		ADT Corp.	3,182,552	0.4
32,197		Ametek, Inc.	1,694,528	0.2
67,435		Boeing Co.	8,765,201	1.1
45,700		Caterpillar, Inc.	4,182,921	0.5
13,147		Cummins, Inc.	1,895,403	0.3
28,684		Danaher Corp.	2,458,506	0.3
42,496		Delta Airlines, Inc.	2,090,378	0.3
34,612		Equifax, Inc.	2,799,072	0.4
51,617		General Dynamics Corp.	7,103,532	0.9
285,804		General Electric Co.	7,222,267	0.9
90,329	@	Quanta Services, Inc.	2,564,440	0.3
38,187		Republic Services, Inc.	1,537,027	0.2
20,550		Roper Industries, Inc.	3,212,993	0.4
120,687		Southwest Airlines Co.	5,107,474	0.7
47,632		Textron, Inc.	2,005,784	0.3
71,187		Union Pacific Corp.	8,480,507	1.1
36,478		United Technologies Corp.	4,194,970	0.6
			70,451,155	9.2

		Information Technology: 18.8%
297,598		Apple, Inc.	32,848,867	4.3
416,370		Cisco Systems, Inc.	11,581,332	1.5
41,569		Cognizant Technology Solutions Corp.	2,189,024	0.3
51,557		Computer Sciences Corp.	3,250,669	0.4
111,143	@	Electronic Arts, Inc.	5,225,388	0.7
158,255		EMC Corp.	4,706,504	0.6
25,771	@	F5 Networks, Inc.	3,362,213	0.4
60,104		Facebook, Inc.	4,689,314	0.6
12,493	@	Google, Inc. – Class A	6,629,535	0.9
5,802		Google, Inc. - Class C	3,054,173	0.4
86,002		Hewlett-Packard Co.	3,451,260	0.5
27,259		International Business Machines Corp.	4,373,434	0.6
135,863		Intel Corp.	4,930,468	0.6
87,659		Microchip Technology, Inc.	3,954,297	0.5
47,967	@	Micron Technology, Inc.	1,679,325	0.2
462,115		Microsoft Corp.	21,465,242	2.8
57,668		NetApp, Inc.	2,390,339	0.3
185,887		Oracle Corp.	8,359,338	1.1
119,279		Qualcomm, Inc.	8,866,008	1.2
32,536	@	Red Hat, Inc.	2,249,539	0.3
7,284		Visa, Inc.	1,909,865	0.2
30,941		Western Digital Corp.	3,425,169	0.4
			144,591,303	18.8

		Materials: 3.2%
14,738		CF Industries Holdings, Inc.	4,016,694	0.5
39,422	@	Crown Holdings, Inc.	2,006,580	0.3
45,294		Eastman Chemical Co.	3,436,003	0.4
96,753		International Paper Co.	5,184,026	0.7
35,498		LyondellBasell Industries NV - Class A	2,818,186	0.4
101,857		Mosaic Co.	4,649,772	0.6
29,664		Packaging Corp. of America	2,315,275	0.3
			24,426,536	3.2

		Telecommunication Services: 2.4%
111,751		AT&T, Inc.	3,753,716	0.5

38,535	CenturyTel, Inc.	1,525,215	0.2
234,982	Frontier Communications Corp.	1,567,330	0.2
257,371	Verizon Communications, Inc.	12,039,815	1.5
		18,886,076	2.4

	Utilities: 3.3%
28,501	Consolidated Edison, Inc.	1,881,351	0.2
24,738	DTE Energy Co.	2,136,621	0.3
67,464	Entergy Corp.	5,901,751	0.8
68,274	Pinnacle West Capital Corp.	4,663,797	0.6
104,362	Public Service Enterprise Group, Inc.	4,321,630	0.6
132,081	Southern Co.	6,486,498	0.8
		25,391,648	3.3

	Total Common Stock
	(Cost $631,416,357)	757,781,053	98.5

SHORT-TERM INVESTMENTS: 1.3%
	Mutual Funds: 1.3%
9,769,715	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $9,769,715)	9,769,715	1.3

	Total Short-Term Investments
	(Cost $9,769,715)	9,769,715	1.3

	Total Investments in Securities (Cost $641,186,072)	$767,550,768	99.8
	Assets in Excess of Other Liabilities	1,646,806	0.2
	Net Assets	$769,197,574	100.0

††	Rate shown is the 7-day yield as of December 31, 2014.
@	Non-income producing security.
ADR	American Depositary Receipt

Cost for federal income tax purposes is $642,459,894.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$133,894,040
Gross Unrealized Depreciation	(8,803,166)

Net Unrealized Appreciation	$125,090,874

ING Index Plus MidCap Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.9%
		Consumer Discretionary: 14.2%
10,071		Advance Auto Parts, Inc.	1,604,109	0.2
17,419	@	ANN, Inc.	635,445	0.1
112,379		Brinker International, Inc.	6,595,524	0.9
87,864		Cheesecake Factory	4,420,438	0.6
6,597		Chipotle Mexican Grill, Inc.	4,515,712	0.7
40,811		Cinemark Holdings, Inc.	1,452,055	0.2
49,372		CST Brands, Inc.	2,153,113	0.3
33,670	@	Deckers Outdoor Corp.	3,065,317	0.4
49,896		DineEquity, Inc.	5,171,221	0.7
121,800		Foot Locker, Inc.	6,842,724	1.0
93,710		Gentex Corp.	3,385,742	0.5
112,513		Guess?, Inc.	2,371,774	0.3
56,748		Hanesbrands, Inc.	6,334,212	0.9
123,380		International Speedway Corp.	3,904,977	0.6
185,703	@	Jarden Corp.	8,891,460	1.3
406,954	@,L	JC Penney Co., Inc.	2,637,062	0.4
77,310		Life Time Fitness, Inc.	4,377,292	0.6
152,792	@	LKQ Corp.	4,296,511	0.6
125,925	L	MDC Holdings, Inc.	3,333,235	0.5
32,741		Murphy USA, Inc.	2,254,545	0.3
198,457	@	Office Depot, Inc.	1,701,769	0.3
51,339		Polaris Industries, Inc.	7,764,510	1.1
10,321		Signet Jewelers Ltd.	1,357,934	0.2
25,471		Thor Industries, Inc.	1,423,065	0.2
127,444	@	Toll Brothers, Inc.	4,367,506	0.6
38,292	@	Ulta Salon Cosmetics & Fragrance, Inc.	4,895,249	0.7
			99,752,501	14.2

		Consumer Staples: 3.7%
18,975		Church & Dwight Co., Inc.	1,495,420	0.2
64,871		Energizer Holdings, Inc.	8,339,816	1.2
168,069		Flowers Foods, Inc.	3,225,244	0.5
100,178	@	Hain Celestial Group, Inc.	5,839,376	0.8
50,215		Ingredion, Inc.	4,260,240	0.6
69,489		Sprouts Farmers Market, Inc.	2,361,236	0.4
			25,521,332	3.7

		Energy: 3.1%
229,662		California Resources Corp.	1,265,438	0.2
21,060	@	Cameron International Corp.	1,051,947	0.1
35,364		HollyFrontier Corp.	1,325,443	0.2
221,641		Patterson-UTI Energy, Inc.	3,677,024	0.5
30,124		Rosetta Resources, Inc.	672,066	0.1
71,113		SM Energy Co.	2,743,540	0.4
239,923		Superior Energy Services	4,834,448	0.7
103,538	@	Unit Corp.	3,530,646	0.5
219,278		WPX Energy, Inc.	2,550,203	0.4
			21,650,755	3.1

		Financials: 24.1%
100,924		Alexander & Baldwin, Inc.	3,962,276	0.6
137,339		Arthur J. Gallagher & Co.	6,465,920	0.9
66,964		Aspen Insurance Holdings Ltd.	2,931,014	0.4
118,461		BankUnited, Inc.	3,431,815	0.5
114,335		Carlyle Group L.P.	3,144,213	0.5
31,455		City National Corp.	2,541,879	0.4
146,668		Corporate Office Properties Trust SBI MD	4,160,971	0.6
37,060		Corrections Corp. of America	1,346,760	0.2
80,461		DCT Industrial Trust, Inc.	2,869,239	0.4
27,692		East-West Bancorp., Inc.	1,071,957	0.2
43,150		Everest Re Group Ltd.	7,348,445	1.1
131,383		Extra Space Storage, Inc.	7,704,299	1.1
10,306		Federal Realty Investment Trust	1,375,439	0.2
61,733		First American Financial Corp.	2,092,749	0.3
137,519		First Horizon National Corp.	1,867,508	0.3
164,591		FirstMerit Corp.	3,109,124	0.4
130,777		HCC Insurance Holdings, Inc.	6,999,185	1.0
144,516		Highwoods Properties, Inc.	6,399,169	0.9
65,517		Home Properties, Inc.	4,297,915	0.6
147,226		Host Hotels & Resorts, Inc.	3,499,562	0.5
56,297		Invesco Ltd.	2,224,857	0.3
7,614		Jones Lang LaSalle, Inc.	1,141,567	0.2
333,051		Keycorp	4,629,409	0.7
56,974		Lamar Advertising Co.	3,056,085	0.4
162,172		LaSalle Hotel Properties	6,563,101	0.9
71,952		Mack-Cali Realty Corp.	1,371,405	0.2
14,195		Mid-America Apartment Communities, Inc.	1,060,083	0.2
102,282		Navient Corp.	2,210,314	0.3
35,974		Omega Healthcare Investors, Inc.	1,405,504	0.2
41,389		PacWest Bancorp	1,881,544	0.3
27,103		Primerica, Inc.	1,470,609	0.2
52,083		Prosperity Bancshares, Inc.	2,883,315	0.4
83,610		Protective Life Corp.	5,823,437	0.8
25,783		Raymond James Financial, Inc.	1,477,108	0.2
32,683		Realty Income Corp.	1,559,306	0.2
26,730		Reinsurance Group of America, Inc.	2,342,083	0.3
23,775		RenaissanceRe Holdings Ltd.	2,311,406	0.3
58,532		SEI Investments Co.	2,343,621	0.3
43,510		Senior Housing Properties Trust	962,006	0.1
60,192	@	Signature Bank	7,581,784	1.1
83,917		SL Green Realty Corp.	9,987,801	1.4

Voya Index Plus MidCap Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

205,873		Starwood Property Trust, Inc.	4,784,489	0.7
58,947	@	SVB Financial Group	6,841,978	1.0
116,743		The Geo Group, Inc.	4,711,748	0.7
92,935		Validus Holdings Ltd.	3,862,379	0.6
11,376		Waddell & Reed Financial, Inc.	566,752	0.1
59,097		Washington Prime Group, Inc.	1,017,650	0.1
71,291		Webster Financial Corp.	2,319,096	0.3
73,228		WR Berkley Corp.	3,753,667	0.5
			168,763,543	24.1

		Health Care: 10.5%
11,819		Align Technology, Inc.	660,800	0.1
72,830	@	Centene Corp.	7,563,396	1.1
88,680	@	Charles River Laboratories International, Inc.	5,643,595	0.8
129,367	@	Community Health Systems, Inc.	6,975,469	1.0
2,097		Cooper Cos., Inc.	339,903	0.0
18,706		Cubist Pharmaceuticals, Inc.	1,882,759	0.3
21,836		Endo International PLC	1,574,812	0.2
83,420		Health Net, Inc.	4,465,473	0.6
53,267	@	Henry Schein, Inc.	7,252,302	1.0
31,891	@	Medivation, Inc.	3,176,663	0.5
116,470	@	Mednax, Inc.	7,699,832	1.1
12,868		Mettler Toledo International, Inc.	3,892,055	0.6
26,652		Owens & Minor, Inc.	935,752	0.1
17,742	@	Salix Pharmaceuticals Ltd.	2,039,265	0.3
65,224		Steris Corp.	4,229,776	0.6
115,195	@	Thoratec Corp.	3,739,230	0.5
35,615		Universal Health Services, Inc.	3,962,525	0.6
53,590	@	VCA, Inc.	2,613,584	0.4
61,924	@	WellCare Health Plans, Inc.	5,081,483	0.7
			73,728,674	10.5

		Industrials: 14.5%
70,529		Aecom Technology Corp.	2,141,966	0.3
96,545		AGCO Corp.	4,363,834	0.6
123,498		Alaska Air Group, Inc.	7,380,240	1.1
10,492		Alliant Techsystems, Inc.	1,219,695	0.2
81,997		Ametek, Inc.	4,315,502	0.6
4,469		BE Aerospace, Inc.	259,291	0.0
66,189		Clarcor, Inc.	4,410,835	0.6
6,160		Corporate Executive Board Co.	446,785	0.1
5,200		Deluxe Corp.	323,700	0.0
25,922		Equifax, Inc.	2,096,312	0.3
49,056		Fortune Brands Home & Security, Inc.	2,220,765	0.3
39,712		GATX Corp.	2,285,028	0.3
39,283		Granite Construction, Inc.	1,493,540	0.2
51,157		Hubbell, Inc.	5,465,102	0.8
16,428		Huntington Ingalls Industries, Inc.	1,847,493	0.3
338,903	@	JetBlue Airways Corp.	5,375,002	0.8
33,612	@	Kirby Corp.	2,713,833	0.4

79,498		Lincoln Electric Holdings, Inc.	5,492,517	0.8
449,082		Mueller Water Products, Inc.	4,598,600	0.7
139,499	L	NOW, Inc./DE	3,589,309	0.5
16,471	@	Old Dominion Freight Line	1,278,808	0.2
35,243		Oshkosh Truck Corp.	1,714,572	0.2
129,664	@	Quanta Services, Inc.	3,681,161	0.5
80,069		Regal-Beloit Corp.	6,021,189	0.9
27,899		Roper Industries, Inc.	4,362,009	0.6
11,275		Towers Watson & Co.	1,275,992	0.2
149,791		Trinity Industries, Inc.	4,195,646	0.6
16,095		Wabtec Corp.	1,398,494	0.2
154,437		Waste Connections, Inc.	6,793,684	1.0
106,328		Woodward Governor Co.	5,234,527	0.7
90,729		Xylem, Inc.	3,454,053	0.5
			101,449,484	14.5

		Information Technology: 17.6%
92,948	@	Ansys, Inc.	7,621,736	1.1
75,549		ARRIS Group, Inc.	2,280,824	0.3
156,862		Broadridge Financial Solutions, Inc. ADR	7,243,887	1.0
156,587		Brocade Communications Systems, Inc.	1,853,990	0.3
196,138	@	Cadence Design Systems, Inc.	3,720,738	0.5
26,936		Cavium, Inc.	1,665,184	0.2
95,526	@	Commvault Systems, Inc.	4,937,739	0.7
8,965		Equinix, Inc.	2,032,634	0.3
38,701	@	F5 Networks, Inc.	5,049,126	0.7
42,564		Fairchild Semiconductor International, Inc.	718,480	0.1
94,348	@	Gartner, Inc.	7,945,045	1.1
192,339	@	Ingram Micro, Inc.	5,316,250	0.8
105,251	@	International Rectifier Corp.	4,199,515	0.6
14,952		Jack Henry & Associates, Inc.	929,117	0.1
143,300	@	Keysight Technologies, Inc.	4,839,241	0.7
15,064		KLA-Tencor Corp.	1,059,301	0.2
31,852	L	Knowles Corp.	750,115	0.1
96,645		Lexmark International, Inc.	3,988,539	0.6
50,723		Mentor Graphics Corp.	1,111,848	0.2
37,901		Microchip Technology, Inc.	1,709,714	0.3
97,928		National Instruments Corp.	3,044,582	0.4
60,688		NeuStar, Inc.	1,687,126	0.3
78,529		Plantronics, Inc.	4,163,608	0.6
422,179	@	Polycom, Inc.	5,699,417	0.8
149,144	@	PTC, Inc.	5,466,128	0.8
79,016	@,L	RF Micro Devices, Inc.	1,310,875	0.2
78,064	@	Riverbed Technolgoy, Inc.	1,593,286	0.2
150,339	@	Semtech Corp.	4,144,846	0.6
123,073		Skyworks Solutions, Inc.	8,948,638	1.3
129,940	@	SolarWinds, Inc.	6,474,910	0.9

Voya Index Plus MidCap Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

21,358	@ Synopsys, Inc.	928,432	0.1
29,493	Ultimate Software Group, Inc.	4,330,015	0.6
131,939	United States Steel Corp.	3,528,049	0.5
28,975	WEX, Inc.	2,866,207	0.4
		123,159,142	17.6

	Materials: 5.8%
91,692	Albemarle Corp.	5,513,440	0.8
8,922	Ashland, Inc.	1,068,499	0.1
26,417	Cabot Corp.	1,158,649	0.2
326,066	Commercial Metals Co.	5,311,615	0.8
46,008	Eastman Chemical Co.	3,490,167	0.5
14,154	Minerals Technologies, Inc.	982,995	0.1
104,099	Packaging Corp. of America	8,124,927	1.2
24,858	Rock-Tenn Co.	1,515,841	0.2
26,393	Royal Gold, Inc.	1,654,841	0.2
318,359	Steel Dynamics, Inc.	6,284,407	0.9
61,171	TimkenSteel Corp.	2,265,162	0.3
118,221	Worthington Industries	3,557,270	0.5
		40,927,813	5.8

	Utilities: 5.4%
175,614	CenterPoint Energy, Inc.	4,114,636	0.6
59,368	DTE Energy Co.	5,127,614	0.7
91,338	El Paso Electric Co.	3,659,000	0.5
21,811	Energen Corp.	1,390,670	0.2
65,793	Great Plains Energy, Inc.	1,869,179	0.3
53,873	Idacorp, Inc.	3,565,854	0.5
59,505	OGE Energy Corp.	2,111,238	0.3
112,056	ONE Gas, Inc.	4,618,948	0.7
52,983	Pinnacle West Capital Corp.	3,619,269	0.5
35,916	PNM Resources, Inc.	1,064,191	0.2
33,699	Vectren Corp.	1,557,905	0.2
116,989	Westar Energy, Inc.	4,824,626	0.7
		37,523,130	5.4

	Total Common Stock
	(Cost $589,425,475)	692,476,374	98.9

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.7%
	Securities Lending Collateralcc: 1.6%
2,672,755	Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $2,672,768, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $2,726,210, due 01/01/15-09/01/49)	2,672,755	0.4

2,672,755	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $2,672,777, collateralized by various U.S. Government Securities, 0.625%-3.125%, Market Value plus accrued interest $2,726,210, due 09/30/17-02/15/42)	2,672,755	0.4
562,652	Nomura Securities, Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $562,654, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $573,905, due 01/07/15-10/20/64)	562,652	0.0
2,672,755	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $2,672,768, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.375%-7.250%, Market Value plus accrued interest $2,726,210, due 11/15/15-07/15/56)	2,672,755	0.4
2,672,755	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $2,672,777, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $2,726,478, due 04/15/16-02/15/42)	2,672,755	0.4
		11,253,672	1.6

Voya Index Plus MidCap Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.1%
7,823,608	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $7,823,608)	7,823,608	1.1

	Total Short-Term Investments
	(Cost $19,077,280)	19,077,280	2.7

	Total Investments in Securities (Cost $608,502,755)	$711,553,654	101.6
	Liabilities in Excess of Other Assets	(11,204,591)	(1.6)
	Net Assets	$700,349,063	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2014.
@	Non-income producing security.
ADR	American Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2014.

Cost for federal income tax purposes is $609,092,959.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$122,637,689
Gross Unrealized Depreciation	(20,176,994)

Net Unrealized Appreciation	$102,460,695

Voya Index Plus SmallCap Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.7%
		Consumer Discretionary: 15.5%
45,594		Arctic Cat, Inc.	1,618,587	0.5
11,308		Big 5 Sporting Goods Corp.	165,436	0.0
19,555		Brown Shoe Co., Inc.	628,693	0.2
9,902	@	Buffalo Wild Wings, Inc.	1,786,123	0.6
61,885		Callaway Golf Co.	476,515	0.1
25,750		Cheesecake Factory	1,295,483	0.4
43,732		Childrens Place Retail Stores, Inc.	2,492,724	0.8
48,280		Cinemark Holdings, Inc.	1,717,802	0.5
2,626		Cracker Barrel Old Country Store	369,636	0.1
66,884		Dana Holding Corp.	1,454,058	0.5
26,774		DineEquity, Inc.	2,774,857	0.9
80,081		Finish Line	1,946,769	0.6
6,416		Fred's, Inc.	111,703	0.0
22,157		Haverty Furniture Cos., Inc.	487,676	0.2
6,620	@	Helen of Troy Ltd.	430,697	0.1
35,649	@	Hibbett Sporting Goods, Inc.	1,726,481	0.5
42,550		Jack in the Box, Inc.	3,402,298	1.1
96,111		La-Z-Boy, Inc.	2,579,619	0.8
13,330	L	Lumber Liquidators	883,912	0.3
18,141		Marriott Vacations Worldwide Corp.	1,352,230	0.4
46,225		Monro Muffler, Inc.	2,671,805	0.8
33,239		Movado Group, Inc.	942,990	0.3
31,880	@,L	Outerwall, Inc.	2,398,014	0.8
48,990		Papa John's International, Inc.	2,733,642	0.9
14,663	L	PetMed Express, Inc.	210,707	0.1
50,924		Pool Corp.	3,230,619	1.0
58,389		Ruth's Hospitality Group, Inc.	875,835	0.3
97,696	L	Smith & Wesson Holding Corp.	925,181	0.3
32,551		Standard Motor Products, Inc.	1,240,844	0.4
31,440		Sturm Ruger & Co., Inc.	1,088,767	0.3
14,420	@	Universal Electronics, Inc.	937,733	0.3
14,057		Vail Resorts, Inc.	1,281,014	0.4
21,517		VOXX International Corp.	188,489	0.1
76,273		Wolverine World Wide, Inc.	2,247,765	0.7
20,255	@	Zumiez, Inc.	782,451	0.2
			49,457,155	15.5

		Consumer Staples: 3.2%
5,923		Calavo Growers, Inc.	280,158	0.1
40,116		Casey's General Stores, Inc.	3,623,277	1.1
13,429	@	Darling International, Inc.	243,871	0.1
8,503		Inter Parfums, Inc.	233,407	0.1
2,770		J&J Snack Foods Corp.	301,293	0.1
34,674		Medifast, Inc.	1,163,313	0.4
44,360		Pinnacle Foods, Inc.	1,565,908	0.5
23,508		Sanderson Farms, Inc.	1,975,260	0.6

11,851		SpartanNash Co.	309,785	0.1
5,805		WD-40 Co.	493,889	0.1
			10,190,161	3.2

		Energy: 3.4%
59,928	L	Approach Resources, Inc.	382,940	0.1
4,402		Bristow Group, Inc.	289,608	0.1
99,417		C&J Energy Services, Inc.	1,313,299	0.4
48,197		Carrizo Oil & Gas, Inc.	2,004,995	0.6
123,999		Cloud Peak Energy, Inc.	1,138,311	0.4
99,513	L	Energy XXI Bermuda Ltd.	324,412	0.1
10,483		Exterran Holdings, Inc.	341,536	0.1
16,622	@	Geospace Technologies Corp.	440,483	0.1
31,083		Green Plains Renewable Energy, Inc.	770,237	0.3
19,734	@	Matrix Service Co.	440,463	0.1
11,424	L	Northern Oil And Gas, Inc.	64,546	0.0
166,621	L	Paragon Offshore PLC	461,540	0.2
196,318		Petroquest Energy, Inc.	734,229	0.2
126,360		Pioneer Energy Services Corp.	700,034	0.2
22,132	@,L	Swift Energy Co.	89,635	0.0
7,975		Tesco Corp.	102,239	0.0
18,500	@	Tetra Technologies, Inc.	123,580	0.1
33,245	@	Unit Corp.	1,133,654	0.4
			10,855,741	3.4

		Financials: 23.0%
16,842		American Assets Trust, Inc.	670,480	0.2
84,006		Associated Estates Realty Corp.	1,949,779	0.6
18,648		Banner Corp.	802,237	0.3
9,539		BofI Holding, Inc.	742,230	0.2
128,653		Boston Private Financial Holdings, Inc.	1,732,956	0.5
26,086		Cash America International, Inc.	590,065	0.2
31,075		Cedar Shopping Centers, Inc.	228,091	0.1
36,376		Chesapeake Lodging Trust	1,353,551	0.4
9,833		Community Bank System, Inc.	374,932	0.1
50,125		Coresite Realty Corp.	1,957,381	0.6
59,496		CubeSmart	1,313,077	0.4
38,299		CyrusOne, Inc.	1,055,138	0.3
48,833		DCT Industrial Trust, Inc.	1,741,385	0.6
77,929		DiamondRock Hospitality Co.	1,158,804	0.4
38,745		eHealth, Inc.	965,525	0.3
42,543		Encore Capital Group, Inc.	1,888,909	0.6
49,614		EPR Properties	2,859,255	0.9
42,998		Evercore Partners, Inc.	2,251,805	0.7
55,859	L	Financial Engines, Inc.	2,041,647	0.6
57,299		First American Financial Corp.	1,942,436	0.6

Voya Index Plus SmallCap Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

21,293		First Commonwealth Financial Corp.	196,322	0.1
30,677		Hanmi Financial Corp.	669,065	0.2
21,981		HCI Group, Inc.	950,459	0.3
5,852		HFF, Inc.	210,204	0.1
37,662		Highwoods Properties, Inc.	1,667,673	0.5
44,484		LaSalle Hotel Properties	1,800,268	0.6
42,471		MarketAxess Holdings, Inc.	3,045,595	1.0
83,014		MB Financial, Inc.	2,727,840	0.9
179,156	@	MGIC Investment Corp.	1,669,734	0.5
29,840		Oritani Financial Corp.	459,536	0.1
19,343		Pinnacle Financial Partners, Inc.	764,822	0.2
34,478		Post Properties, Inc.	2,026,272	0.6
50,897	@	PRA Group, Inc.	2,948,463	0.9
59,978		PrivateBancorp, Inc.	2,003,265	0.6
58,873		ProAssurance Corp.	2,658,116	0.8
25,199		Prosperity Bancshares, Inc.	1,395,017	0.4
8,664		Provident Financial Services, Inc.	156,472	0.1
95,061		Radian Group, Inc.	1,589,420	0.5
67,462		Selective Insurance Group	1,832,943	0.6
14,322		Signature Bank	1,803,999	0.6
9,153		Sovran Self Storage, Inc.	798,325	0.3
13,222		Sterling Bancorp/DE	190,132	0.1
57,015	@	Stifel Financial Corp.	2,908,905	0.9
86,898		Susquehanna Bancshares, Inc.	1,167,040	0.4
14,989	@	SVB Financial Group	1,739,773	0.5
77,303		The Geo Group, Inc.	3,119,949	1.0
57,808		Trustco Bank Corp.	419,686	0.1
44,964		Universal Insurance Holdings, Inc.	919,514	0.3
2,712		Virtus Investment Partners	462,369	0.1
55,806		Webster Financial Corp.	1,815,369	0.6
29,203		Wintrust Financial Corp.	1,365,532	0.4
4,103	@,L	World Acceptance, Corp.	325,983	0.1
			73,427,745	23.0

		Health Care: 11.2%
46,142		Acorda Therapeutics, Inc.	1,885,824	0.6
31,133	@	Air Methods Corp.	1,370,786	0.4
3,900	@	Almost Family, Inc.	112,905	0.0
91,092		AMN Healthcare Services, Inc.	1,785,403	0.6
38,610	@	Amsurg Corp.	2,113,125	0.7
7,532		Analogic Corp.	637,283	0.2
4,081	@	Bio-Rad Laboratories, Inc.	492,005	0.2
7,601		Computer Programs & Systems, Inc.	461,761	0.1
14,227		Conmed Corp.	639,646	0.2
50,915		Cynosure, Inc.	1,396,089	0.4
76,229	@	Emergent Biosolutions, Inc.	2,075,716	0.7

41,192	@	Greatbatch, Inc.	2,030,766	0.6
23,519	@	Haemonetics Corp.	880,081	0.3
43,428		Healthsouth Corp.	1,670,241	0.5
86,245	@	Impax Laboratories, Inc.	2,732,242	0.9
35,434		IPC The Hospitalist Co., Inc.	1,626,066	0.5
71,007		Luminex Corp.	1,332,091	0.4
43,973	@	Masimo Corp.	1,158,249	0.4
16,848		Medicines Co.	466,184	0.1
19,390	@	Mednax, Inc.	1,281,873	0.4
67,184	@	Merit Medical Systems, Inc.	1,164,299	0.4
10,130		MWI Veterinary Supply, Inc.	1,721,188	0.5
68,211	@	Omnicell, Inc.	2,259,148	0.7
46,403		Owens & Minor, Inc.	1,629,209	0.5
6,854	@	Parexel International Corp.	380,808	0.1
12,748	@	SurModics, Inc.	281,731	0.1
27,153		Team Health Holdings, Inc.	1,562,112	0.5
9,338		West Pharmaceutical Services, Inc.	497,155	0.2
			35,643,986	11.2

		Industrials: 16.6%
67,176		Actuant Corp.	1,829,874	0.6
9,010		Allegiant Travel Co.	1,354,473	0.4
11,651		Atlas Air Worldwide Holdings, Inc.	574,394	0.2
42,422		Barnes Group, Inc.	1,570,038	0.5
68,262		Brady Corp.	1,866,283	0.6
22,072		CIRCOR International, Inc.	1,330,500	0.4
32,084		Curtiss-Wright Corp.	2,264,810	0.7
7,385		EMCOR Group, Inc.	328,559	0.1
4,422		EnerSys	272,926	0.1
14,425		EnPro Industries, Inc.	905,313	0.3
45,879		Forward Air Corp.	2,310,925	0.7
69,436		Healthcare Services Group	2,147,656	0.7
77,963		Heartland Express, Inc.	2,105,781	0.7
56,488	@	HUB Group, Inc.	2,151,063	0.7
14,394		Insperity, Inc.	487,813	0.1
49,882		KAR Auction Services, Inc.	1,728,411	0.5
73,442		Knight Transportation, Inc.	2,472,058	0.8
9,127	@	Moog, Inc.	675,672	0.2
55,573	@	Navigant Consulting, Inc.	854,157	0.3
32,643	@	On Assignment, Inc.	1,083,421	0.3
80,043	@	Orbital Sciences Corp.	2,152,356	0.7
4,948		Powell Industries, Inc.	242,798	0.1
15,000		Regal-Beloit Corp.	1,128,000	0.4
46,240		Resources Connection, Inc.	760,648	0.2
59,864		Simpson Manufacturing Co., Inc.	2,071,295	0.6
13,888		Standex International Corp.	1,072,987	0.3
34,532	@	Teledyne Technologies, Inc.	3,547,818	1.1

Voya Index Plus SmallCap Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

63,666		Tetra Tech, Inc.	1,699,882	0.5
54,731		Toro Co.	3,492,385	1.1
17,462		Unifirst Corp.	2,120,760	0.7
32,197		Universal Forest Products, Inc.	1,712,880	0.5
24,343		Viad Corp.	648,984	0.2
33,713		Waste Connections, Inc.	1,483,035	0.5
40,727		Watts Water Technologies, Inc.	2,583,721	0.8
			53,031,676	16.6

		Information Technology: 16.3%
95,940		Adtran, Inc.	2,091,492	0.6
98,070	@	Advanced Energy Industries, Inc.	2,324,259	0.7
36,270	@	Aspen Technology, Inc.	1,270,175	0.4
71,338	@	Benchmark Electronics, Inc.	1,814,839	0.6
58,258		Blackbaud, Inc.	2,520,241	0.8
119,048		Brooks Automation, Inc.	1,517,862	0.5
3,810	@	Cabot Microelectronics Corp.	180,289	0.1
16,991	@	CACI International, Inc.	1,464,284	0.5
65,621	@	Cardtronics, Inc.	2,531,658	0.8
32,729	@	Coherent, Inc.	1,987,305	0.6
26,661		DealerTrack Holdings, Inc.	1,181,349	0.4
24,706	@	Diodes, Inc.	681,144	0.2
54,742		ExlService Holdings, Inc.	1,571,643	0.5
16,248		Faro Technologies, Inc.	1,018,425	0.3
11,270		Forrester Research, Inc.	443,587	0.1
172,157	@	Harmonic, Inc.	1,206,821	0.4
11,200	@	Insight Enterprises, Inc.	289,968	0.1
53,006		j2 Global, Inc.	3,286,372	1.0
23,658		Liquidity Services, Inc.	193,286	0.1
6,319		Littelfuse, Inc.	610,858	0.2
106,443		LivePerson, Inc.	1,500,846	0.5
3,991		Manhattan Associates, Inc.	162,513	0.0
7,930		MAXIMUS, Inc.	434,881	0.1
109,836	@	Microsemi Corp.	3,117,146	1.0
74,286		MKS Instruments, Inc.	2,718,868	0.8
11,100		Monolithic Power Systems, Inc.	552,114	0.2
67,758	@	Netgear, Inc.	2,410,830	0.8
53,630		Perficient, Inc.	999,127	0.3
37,050	@	Plexus Corp.	1,526,830	0.5
97,248	@	PMC - Sierra, Inc.	890,792	0.3
54,174	@	Polycom, Inc.	731,349	0.2
35,105	@	Rofin-Sinar Technologies, Inc.	1,009,971	0.3
16,205	@	Sanmina Corp.	381,304	0.1
14,084	@	Stamps.com, Inc.	675,891	0.2
58,557	@	SYKES Enterprises, Inc.	1,374,333	0.4
51,382	@	Synchronoss Technologies, Inc.	2,150,850	0.7
76,589	@	Take-Two Interactive Software, Inc.	2,146,790	0.7
8,555		Veeco Instruments, Inc.	298,398	0.1
3,894	@	Viasat, Inc.	245,439	0.1
3,563		WEX, Inc.	352,452	0.1
			51,866,581	16.3

		Materials: 5.6%
66,157	@	Boise Cascade Co.	2,457,733	0.7
97,410		Commercial Metals Co.	1,586,809	0.5
45,831		FutureFuel Corp.	596,720	0.2
4,789		Haynes International, Inc.	232,266	0.1
63,741		HB Fuller Co.	2,838,387	0.9
22,509		Kaiser Aluminum Corp.	1,607,818	0.5
27,902		Materion Corp.	982,987	0.3
22,830		Minerals Technologies, Inc.	1,585,543	0.5
26,845		Neenah Paper, Inc.	1,617,948	0.5
22,896		OM Group, Inc.	682,301	0.2
13,704		Quaker Chemical Corp.	1,261,316	0.4
36,909	@	RTI International Metals, Inc.	932,321	0.3
10,744		US Silica Holdings, Inc.	276,013	0.1
42,139		Worthington Industries	1,267,963	0.4
			17,926,125	5.6

		Telecommunication Services: 1.1%
16,403		Atlantic Tele-Network, Inc.	1,108,679	0.4
49,931	@	Cincinnati Bell, Inc.	159,280	0.1
59,928	L	Consolidated Communications Holdings, Inc.	1,667,796	0.5
24,233		Lumos Networks Corp.	407,599	0.1
4,463		Spok Holdings, Inc.	77,478	0.0
			3,420,832	1.1

		Utilities: 2.8%
45,866		American States Water Co.	1,727,313	0.5
58,599		El Paso Electric Co.	2,347,476	0.7
27,568		Idacorp, Inc.	1,824,726	0.6
28,871	L	Northwest Natural Gas Co.	1,440,663	0.5
7,943		Piedmont Natural Gas Co.	313,034	0.1
18,481		Southwest Gas Corp.	1,142,310	0.4
			8,795,522	2.8

	Total Common Stock
	(Cost $252,356,438)		314,615,524	98.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.1%
	Securities Lending Collateralcc: 2.8%
2,125,982	Citigroup, Inc., Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $2,125,991, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.375%-8.000%, Market Value plus accrued interest $2,168,502, due 12/15/17-07/15/51)	2,125,982	0.7

Voya Index Plus SmallCap Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

133,947	Daiwa Capital Markets, Repurchase Agreement dated 12/31/14, 0.12%, due 01/02/15 (Repurchase Amount $133,948, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $136,626, due 06/01/17-03/01/48)	133,947	0.0
2,615,959	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $2,615,981, collateralized by various U.S. Government Securities, 0.625%-3.125%, Market Value plus accrued interest $2,668,278, due 09/30/17-02/15/42)	2,615,959	0.8
908,926	Morgan Stanley, Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $908,930, collateralized by various U.S. Government Agency Obligations, 2.317%-9.500%, Market Value plus accrued interest $927,105, due 07/01/15-12/01/44)	908,926	0.3
550,712	Nomura Securities, Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $550,714, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $561,726, due 01/07/15-10/20/64)	550,712	0.2

2,615,959	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $2,615,981, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $2,668,540, due 04/15/16-02/15/42)	2,615,959	0.8
		8,951,485	2.8

Shares		Value	Percentage of Net Assets
		Mutual Funds: 1.3%
4,056,559	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $4,056,559)	4,056,559	1.3

	Total Short-Term Investments
	(Cost $13,008,044)	13,008,044	4.1

	Total Investments in Securities (Cost $265,364,482)	$327,623,568	102.8
	Liabilities in Excess of Other Assets	(8,773,138)	(2.8)
	Net Assets	$318,850,430	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2014.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2014.

Cost for federal income tax purposes is $266,125,426.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$72,052,347
Gross Unrealized Depreciation	(10,554,205)

Net Unrealized Appreciation	$61,498,142

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees it identifies. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include sufficient background information concerning the candidate and should be received in a timely manner. At a minimum, the following information as to each individual proposed for nomination as director should be included: the individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in a solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the SEC.

In evaluating a candidate for the position of Independent Trustee, including any candidate recommended by shareholders of the Fund, the Nominating Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

(3)	Not applicable.

15

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Variable Portfolios, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	March 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	March 6, 2015

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date:	March 6, 2015

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